UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7704

Schwab Capital Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105
(Address of principal executive offices)	(Zip code)

Jonathan de St. Paer

Schwab Capital Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Item 1: Report(s) to Shareholders.

Annual Report  |  October 31, 2020
Laudus International MarketMasters Fund™

New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/laudusfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.

Laudus International MarketMasters Fund
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.
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Laudus International MarketMasters Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/laudusfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2020
Laudus International MarketMasters Fund[1] (Ticker Symbol: SWMIX)	8.56%
MSCI EAFE® Index (Net)[2]	-6.86%
Fund Category: Morningstar Foreign Large Growth[3]	12.71%
Performance Details	pages 7-10
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.
[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
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Laudus International MarketMasters Fund
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the fund covered
in this report.
Dear Shareholder,
Equity market performance for the 12-month reporting period ended October 31, 2020 barely hints at the market turmoil investors endured this year. U.S. and international equity markets ended the period with mixed gains. However, the past year was one of the most volatile in history. Market gains were robust through the last week of February 2020 before being wiped out as the spreading COVID-19 pandemic drove equities sharply lower. In mid-March, market volatility spiked to its highest level since the peak of the Great Recession in 2008. While global equity markets subsequently rallied from their March lows, historic volatility remained and international equity markets retreated and volatility began to increase again throughout September and October in the face of a resurgence of COVID-19 infections.
High levels of volatility can undermine our confidence as investors, which can lead to emotion-based trading. Although it is important to reassess your individual risk tolerance and make strategic adjustments to your portfolio from time to time, impulsive reactions driven by fear can often make investing outcomes worse. At Charles Schwab Investment Management, we believe that the best way to avoid these pitfalls is to maintain a long-term investing plan. A commitment to a long-term investing plan can help make it significantly easier and less stressful to stay the course when market volatility rises.
At Charles Schwab Investment Management, we aim to offer products with clear objectives, straightforward pricing, and a consistent approach to investing to help simplify investing decisions, so investors can focus on their long-term goals without unnecessary complexity. The Laudus International MarketMasters Fund plays a role in our goal to provide investors with a diverse variety of investment choices. The fund provides exposure to international developed and emerging markets, large- and small-capitalization, and growth and value stocks. Each of its subadvisers is selected based on their investment style and consistency of returns, as well as their measures for managing risk. We believe this offers the opportunity for investors to gain access to the collective expertise of multiple subadvisers in a diversified solution.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Laudus International MarketMasters Fund, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ A commitment to a long-term investing plan can help make it significantly easier and less stressful to stay the course when market volatility rises.”
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
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Laudus International MarketMasters Fund
The Investment Environment

The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and plunging markets into bear-market territory with record speed. At their lows, key international stock indices had lost as much as one-third of their former value. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. While the extraordinary response prompted a rally in global equity markets from their March lows, historic volatility remained and international equity markets lost steam during the final two months of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. The U.S. dollar weakened against a basket of foreign currencies for the reporting period, generally increasing the returns on overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 9.71%. Among international markets, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -6.86% for the reporting period and the MSCI Emerging Markets Index (Net)* returned 8.25% for the reporting period.
Prior to the onset of the COVID-19 pandemic, the U.S. economy, despite ongoing trade tensions with China, maintained steady growth, albeit at a slowing pace. However, amid the fallout of the COVID-19 pandemic, the U.S. entered recessionary territory with record speed. U.S. gross domestic product (GDP) fell steeply, declining 5.0% and 31.4% for the first and second quarters of 2020, respectively, with the second quarter representing the largest contraction in U.S. GDP since 1947 when modern GDP measurements began. GDP subsequently jumped by 33.1% for the third quarter of 2020, reflecting increased consumer and business spending.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2020

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Laudus International MarketMasters Fund
The Investment Environment (continued)

Outside the U.S., conditions continued to soften, dampened by slowing economic output, slumping world trade, geopolitical concerns, and the COVID-19 pandemic. The COVID-19 pandemic exacerbated economic weakness around the globe, dramatically slowing growth amid stay-at-home orders, supply chain disruptions, and broadly diminishing demand. In the first half of the reporting period, oil prices deteriorated amid significantly reduced demand, coupled with rising U.S. crude production and a price war between Russia and Saudi Arabia. In April, oil futures briefly fell into negative territory as storage capacity evaporated and demand waned. However, as production was slashed, relieving pressure on constrained storage capacity, demand also stabilized. First and second quarter 2020 growth was negative in the eurozone and the United Kingdom. In January, Brexit occurred with the formal departure of the United Kingdom from the European Union resulting in an 11-month transition period with respect to economic and customs matters. Japan fared slightly better, although GDP still contracted for the first and second quarters of 2020. Even China and India, which had maintained stronger growth than many developed countries, showed weakness. In China, GDP contracted in the first quarter, but rebounded in the second and third quarters. While India’s second quarter GDP contracted, third quarter GDP was positive.
Many central banks around the world, including the U.S. Federal Reserve (Fed), reduced their policy rates over the reporting period, while others maintained low—and for some international central banks, negative—interest rates. In the U.S., after enacting three interest rate cuts in the second half of 2019 and as the economic implications of the COVID-19 pandemic grew, the Fed cut interest rates by 0.50% in early March and by 1.00% in mid-March, resulting in a federal funds rate of 0.00% to 0.25%. In addition, the Fed also announced extensive emergency measures to support the economy in light of the COVID-19 pandemic, including large purchases of U.S. Treasuries and other securities to support smooth market function, facilitating the flow of credit to municipalities, new financing for employers, consumers, and businesses, and the establishment of facilities to support credit to businesses and consumers alike. In August, the Fed announced that it was shifting its interest rate policy approach to potentially allow inflation to rise above its 2% target for periods of time even in times of rising employment. Outside the U.S., central banks were similarly accommodative. The European Central Bank held its policy rate at 0.00%, unchanged since March 2016, and launched a new asset purchase program to help counter the impact of the COVID-19 pandemic. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016, and increased the annual pace of its purchases of exchange-traded funds (ETFs) and other assets. The Bank of England lowered its key official bank rate from 0.75% to 0.10% in two emergency rate cuts in March. Central banks in key emerging market economies—including China, India, Mexico, Russia, and Thailand—lowered their policy rates or maintained already low rates in response to pandemic-driven pressures.
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Laudus International MarketMasters Fund
Fund Management

Omar Aguilar, Ph.D., Senior Vice President and Chief Investment Officer of Passive Equity and Multi-Asset Strategies, has overall responsibility for all aspects of the management of the fund. Prior to joining CSIM in 2011, Mr. Aguilar was with Financial Engines, where he was responsible for managing assets from leading retirement plan sponsors in the defined contribution market. Prior to that, he served as head of quantitative equity for ING Investment Management (now known as Voya Investment Management), building and developing the group and managing assets with global active, index, and enhanced index strategies for pension funds, variable annuities, and mutual funds. Mr. Aguilar also served as head of quantitative research for Lehman Brothers’ alternative investment management business and as a director of quantitative research and a portfolio manager with both Merrill Lynch Investment Management and Bankers Trust.

Jane Shi, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2011, Ms. Shi was a vice president investment analyst at Bailard, Inc., where she developed quantitative models for domestic equity and tactical asset allocation strategies, and was also responsible for performance measurement and attribution. Prior to that, she was a treasury analyst at Sun Microsystems, Inc.
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Laudus International MarketMasters Fund

The Laudus International MarketMasters Fund (the fund) uses a multi-manager strategy. Charles Schwab Investment Management, Inc. (CSIM)—the fund’s investment adviser—selects investment subadvisers with strong long-term track records to manage a portion of the fund’s assets. In addition to selecting investment subadvisers and allocating assets among them, CSIM is responsible for monitoring and coordinating the overall management of the fund. Each subadviser manages its respective portfolio relative to a comparative index that reflects its individual process and philosophy. The subadviser comparative indices may differ from the fund’s comparative index.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and plunging markets into bear-market territory with record speed. At their lows, key international stock indices had lost as much as one-third of their former value. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. While the extraordinary response prompted a rally in global equity markets from their March lows, historic volatility remained and international equity markets lost steam during the final two months of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. The U.S. dollar weakened against a basket of foreign currencies for the reporting period, generally increasing the returns on overseas investments in U.S. dollar terms.
Performance. For the 12-month period ended October 31, 2020, the fund returned 8.56%, outperforming the fund’s comparative index, the MSCI EAFE® Index (Net) (the index), which returned -6.86%.
Positioning and Strategies. Over the 12-month reporting period, two of the fund’s active subadvisers posted positive returns and two of the fund’s active subadvisers posted negative returns. One of the fund’s active subadvisers began managing fund assets in January 2020 and posted positive returns for the period it managed fund assets. All five of the fund’s active subadvisers outperformed their comparative indices.
Among the fund’s five active subadvisers, Baillie Gifford Overseas Limited posted the strongest total return and outperformed its international growth comparative index, contributing to the fund’s relative performance. Baillie Gifford began managing fund assets on January 31, 2020. Baillie Gifford’s stock selection contributed positively to its performance relative to its comparative index, primarily due to selection in the consumer discretionary and health care sectors and within the U.S. and Germany. However, stock selection within Spain detracted from relative performance. Baillie Gifford’s allocation across sectors and country segments also contributed positively to relative performance, most notably in the consumer discretionary and consumer staples sectors and in the U.S. and Hong Kong. However, allocation in the information technology and health care sectors and in Taiwan and Germany detracted from relative performance.
William Blair Investment Management, LLC posted a positive total return and outperformed its international multi-cap growth comparative index, contributing to the fund’s relative performance. Stock selection was strongest in the communication services and industrials sectors and weakest in the consumer discretionary and consumer staples sectors. From a sector allocation standpoint, William Blair’s underweight to the consumer staples sector and overweight to the information technology sector contributed to relative performance, while an overweight to the financials and industrials sectors detracted from relative performance. From a geographic perspective, stock selection in Switzerland and Japan contributed to relative performance, while stock selection in Hong Kong and Spain detracted from relative performance.
American Century Investment Management, Inc., which focuses on international small-cap growth, also posted a positive return and outperformed it comparative index. Stock selection contributed to performance relative to the comparative index, primarily due to selection in the information technology and consumer discretionary sectors, and within Japan and Australia. However, stock selection in the real estate sector and in Canada and Norway detracted from relative performance. Allocation across country segments contributed to performance relative to the comparative index, most notably within Hong Kong and Australia. However, allocation in Brazil and Indonesia detracted from relative performance. American Century’s allocation across sectors detracted from performance relative to the comparative index, primarily due to selection in the financials and health care sectors. However, allocation in the information technology and real estate sectors contributed to relative performance.
Harris Associates L.P. posted a negative return but outperformed its comparative index. Stock selection was strongest in the consumer discretionary and communication services sectors and weakest in the materials and financials sectors. From a sector allocation standpoint, Harris’ underweight to the energy sector and overweight to the consumer discretionary sector contributed to relative performance, while an underweight to the health care and consumer staples sectors detracted from relative performance. From a geographic perspective, stock selection in Ireland and the U.S. contributed to relative performance, while stock selection in Germany and Italy detracted from relative performance.
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Laudus International MarketMasters Fund
Performance and Fund Facts as of October 31, 2020

Mondrian Investment Partners Limited, with its international small-cap value focus, also posted a negative total return but outperformed its comparative index. Mondrian’s stock selection contributed positively to its performance relative to its comparative index, primarily due to selection in the industrials and real estate sectors and within Canada and Germany. However, stock selection in the materials and communications services sectors and within the Netherlands and Australia detracted from relative performance. From a sector allocation standpoint, Mondrian’s underweight to the energy sector and overweight to the utilities sector contributed to relative performance, while an underweight to the materials sector and an overweight to the industrials sector detracted from relative performance. From a country allocation standpoint, Mondrian’s overweight to Canada and Australia contributed to relative performance, while an overweight to France and Singapore detracted from relative performance.
Mellon Investments Corporation seeks to track the performance of the fund’s index by employing a strategic trading approach to minimize transaction costs and preserve value. During the 12-month reporting period, the fund’s allocation to Mellon was liquidated to cash on January 31, 2020 and was reallocated within the fund. Minor residual positions remained with Mellon through the end of the reporting period. Mellon has remained as a dormant subadviser for the fund.

Management views and portfolio holdings may have changed since the report date.
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Laudus International MarketMasters Fund
Performance and Fund Facts as of October 31, 2020 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/laudusfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1,2,3

Average Annual Total Returns1,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Laudus International MarketMasters Fund (4/2/04)[2]	8.56%	6.51%	6.25%
MSCI EAFE® Index (Net)[4]	-6.86%	2.85%	3.82%
Fund Category: Morningstar Foreign Large Growth[5]	12.71%	7.86%	6.47%
Fund Expense Ratios[6]: Net 1.25%; Gross 1.50%

Investment Managers and Allocations7
Investment Managers	Investment Style	% of Net Assets
American Century Investment Management, Inc.	International Small-Cap Growth	29.6%
William Blair Investment Management, LLC	International Multi-Cap Growth	28.4%
Mondrian Investment Partners Limited	International Small-Cap Value	17.9%
Harris Associates L.P.	International Large-Cap Value	15.1%
Baillie Gifford Overseas Limited[8]	International Growth	7.8%
Mellon Investments Corporation	International Blend	0.0% [9]
Cash and other assets		1.2%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The fund commenced operations on October 16, 1996 which became the Laudus International MarketMasters Fund Investor Shares. The Investor Shares were consolidated into Select Shares on February 26, 2019. The performance presented is that of the former Select Shares which commenced operations on April 2, 2004.
[3]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[4]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[5]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[6]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
[7]	For more information about each of the investment manager’s investment styles, refer to the fund’s prospectus.
[8]	Baillie Gifford Overseas Limited began managing fund assets on January 31, 2020.
[9]	Less than 0.05%.
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Laudus International MarketMasters Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics1
Number of Holdings	448
Weighted Average Market Cap (millions)	$56,227
Price/Earnings Ratio (P/E)	26.5
Price/Book Ratio (P/B)	2.5
Portfolio Turnover Rate	65%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Laudus International MarketMasters Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2020 and held through October 31, 2020.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/20	Ending Account Value (Net of Expenses) at 10/31/20	Expenses Paid During Period 5/1/20-10/31/20[2]
Laudus International MarketMasters Fund
Actual Return	1.25%	$1,000.00	$1,233.30	$7.02
Hypothetical 5% Return	1.25%	$1,000.00	$1,018.82	$6.34

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by 366 days of the fiscal year.
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Laudus International MarketMasters Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19[1]	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$22.89	$22.89	$26.96	$21.16	$22.71
Income (loss) from investment operations:
Net investment income (loss)[2]	0.00 [3]	0.31	0.24	0.22	0.19
Net realized and unrealized gains (losses)	1.95	1.74	(3.09)	5.76	(0.23)
Total from investment operations	1.95	2.05	(2.85)	5.98	(0.04)
Less distributions:
Distributions from net investment income	(0.43)	(0.29)	(0.36)	(0.18)	(0.31)
Distributions from net realized gains	(0.04)	(1.76)	(0.86)	—	(1.20)
Total distributions	(0.47)	(2.05)	(1.22)	(0.18)	(1.51)
Net asset value at end of period	$24.37	$22.89	$22.89	$26.96	$21.16
Total return	8.56%	10.50%	(11.09%)	28.52%	0.00% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Gross operating expenses	1.51%	1.50%	1.51%	1.53%	1.54%
Net investment income (loss)	0.00% [4]	1.43%	0.92%	0.92%	0.93%
Portfolio turnover rate	65%	54%	69%	71%	69%
Net assets, end of period (x 1,000,000)	$1,243	$1,413	$1,127	$1,229	$1,063

1
Effective February 26, 2019, the Investor Share class, and the Select Share class were consolidated into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2
Calculated based on the average shares outstanding during the period.
3
Per-share amount was less than $0.005.
4
Less than 0.005%.
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See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 94.8% of net assets

Argentina 1.1%
Globant S.A. *	15,756	2,845,691
MercadoLibre, Inc. *	8,685	10,544,024
		13,389,715

Australia 4.9%
Altium Ltd.	86,096	2,259,777
AMP Ltd.	1,993,775	2,145,485
Aristocrat Leisure Ltd.	94,528	1,903,485
Atlassian Corp. plc, Class A *	11,031	2,113,760
Brambles Ltd.	190,300	1,283,444
Breville Group Ltd.	143,779	2,663,839
carsales.com Ltd.	116,529	1,702,463
Centuria Office REIT	1,573,492	2,278,407
Charter Hall Retail REIT	1,779,895	4,306,938
Costa Group Holdings Ltd.	642,103	1,606,583
CSL Ltd.	10,878	2,202,330
Gold Road Resources Ltd. *	3,145,522	2,944,410
Goodman Group	112,013	1,449,801
Inghams Group Ltd.	1,417,802	2,852,876
InvoCare Ltd.	137,163	974,395
Kogan.com Ltd.	210,678	3,049,781
National Storage REIT	2,165,673	2,748,527
NEXTDC Ltd. *	616,203	5,517,387
Orica Ltd.	274,702	2,948,864
Pact Group Holdings Ltd.	619,668	1,023,646
Redbubble Ltd *	498,939	1,512,576
Seven Group Holdings Ltd.	354,563	4,841,516
Shopping Centres Australasia Property Group	2,471,951	4,033,091
Technology One Ltd.	121,184	765,004
Temple & Webster Group Ltd. *	305,808	2,245,557
		61,373,942

Belgium 0.5%
Anheuser-Busch InBev S.A./N.V.	33,300	1,722,481
Melexis N.V.	35,626	2,711,811
Warehouses De Pauw CVA	62,049	2,078,845
		6,513,137

Brazil 1.0%
B3 S.A. - Brasil Bolsa Balcao	148,600	1,322,080
Duratex S.A.	621,500	2,076,378
Locaweb Servicos de Internet S.A. *	258,800	3,118,888
Magazine Luiza S.A.	330,000	1,416,516
Notre Dame Intermedica Participacoes S.A.	63,000	721,904
Pet Center Comercio e Participacoes SA *	686,519	2,123,705
Totvs S.A.	374,800	1,763,627
		12,543,098

Security	Number of Shares	Value ($)
Canada 5.8%
Alamos Gold, Inc., Class A	436,954	3,998,129
Alimentation Couche-Tard, Inc., Class B	39,623	1,220,244
Boralex, Inc., Class A	187,185	5,444,283
Brookfield Asset Management, Inc., Class A	13,048	388,569
BRP, Inc.	57,389	3,099,687
CAE, Inc.	220,591	3,770,065
Canadian National Railway Co.	47,462	4,714,851
Cenovus Energy, Inc.	640,225	2,095,160
Cineplex, Inc.	137,320	524,626
Element Fleet Management Corp.	387,776	3,652,772
Enghouse Systems Ltd.	11,375	564,438
FirstService Corp.	29,135	3,906,754
Gibson Energy, Inc.	90,142	1,327,468
Innergex Renewable Energy, Inc.	491,424	8,859,870
Kinaxis, Inc. *	18,915	2,887,437
Lululemon Athletica, Inc. *	9,538	3,045,388
Northview Apartment Real Estate Investment Trust	118,975	3,225,533
Nuvei Corp. *	40,671	1,511,334
Open Text Corp.	44,900	1,649,670
Ritchie Bros. Auctioneers, Inc.	28,136	1,705,519
Spin Master Corp. *	99,511	2,015,167
TFI International, Inc.	84,178	3,747,984
The Descartes Systems Group, Inc. *	41,595	2,230,389
Toromont Industries Ltd.	8,613	536,252
TransAlta Renewables, Inc.	30,801	386,082
WSP Global, Inc.	83,151	5,259,427
		71,767,098

China 8.4%
A-Living Services Co., Ltd., H Shares	122,750	516,934
Aier Eye Hospital Group Co., Ltd., A Shares	177,480	1,654,133
AK Medical Holdings Ltd.	142,000	317,737
Alibaba Group Holding Ltd. *	269,532	10,213,604
Alibaba Group Holding Ltd. ADR *	25,140	7,659,907
Baidu, Inc. ADR *	11,290	1,502,135
Centre Testing International Group Co., Ltd., A Shares	384,300	1,550,530
China Lesso Group Holdings Ltd	931,000	1,509,361
China Yongda Automobiles Services Holdings Ltd.	3,570,000	5,086,702
Country Garden Services Holdings Co., Ltd.	287,000	1,807,439
Foshan Haitian Flavouring & Food Co., Ltd., A Shares	56,260	1,347,259
GDS Holdings Ltd. ADR *	17,681	1,485,911
Hangzhou Tigermed Consulting Co., Ltd., A Shares	83,800	1,557,384
JD.com, Inc. *	73,750	3,008,151
Kingsoft Cloud Holdings Ltd. ADR *	116,675	3,389,409
Kweichow Moutai Co., Ltd., A Shares	9,000	2,249,882
Li Ning Co., Ltd.	599,000	3,121,952
Meituan, B Shares *	317,500	11,836,133
NAURA Technology Group Co., Ltd., A Shares	30,300	776,788

13
Laudus International MarketMasters Fund  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
NetEase, Inc.	164,125	2,870,721
NIO, Inc. ADR *	58,430	1,786,789
Offcn Education Technology Co., Ltd., A Shares	161,500	954,794
Ping An Insurance Group Co. of China Ltd., H Shares	475,000	4,911,345
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., A Shares	17,000	984,612
Shenzhou International Group Holdings Ltd.	78,000	1,357,151
Silergy Corp.	26,000	1,602,973
TAL Education Group ADR *	51,750	3,439,305
Tencent Holdings Ltd.	214,000	16,350,800
Tencent Music Entertainment Group ADR *	34,919	519,595
Times Neighborhood Holdings Ltd.	1,609,000	1,635,880
Topchoice Medical Corp., A Shares *	34,900	1,176,872
Trip.Com Group Ltd. ADR *	80,814	2,324,211
Venus MedTech Hangzhou, Inc., H Shares *	50,000	482,092
Will Semiconductor Ltd. Class A	14,100	417,890
WuXi AppTec Co. Ltd., A Shares	49,700	840,046
Wuxi Biologics Cayman, Inc. *	99,000	2,780,287
		105,026,714

Denmark 2.6%
Alk-Abello A/S *	10,110	3,382,734
Chr. Hansen Holding A/S	12,833	1,294,976
Coloplast A/S, Class B	11,180	1,634,996
DSV PANALPINA A/S	37,619	6,103,360
Genmab A/S *	12,684	4,236,771
Netcompany Group A/S *	60,202	5,007,307
Novo Nordisk A/S, Class B	48,144	3,069,933
Orsted A/S	16,190	2,569,580
Royal Unibrew A/S	41,674	4,063,594
Tryg A/S	14,086	390,925
		31,754,176

Finland 1.1%
Huhtamaki Oyj	70,560	3,446,681
Metso Outotec Oyj	614,108	4,329,135
Neste Oyj	67,418	3,516,088
UPM-Kymmene Oyj	76,500	2,161,810
		13,453,714

France 6.3%
Accor S.A. *	147,200	3,751,825
Airbus SE *	50,201	3,673,008
BNP Paribas S.A. *	227,503	7,934,114
Bureau Veritas S.A. *	58,994	1,293,641
Coface S.A. *	357,092	2,790,022
Dassault Systemes SE	14,762	2,517,073
EssilorLuxottica S.A. *	11,000	1,358,048
Gaztransport Et Technigaz S.A.	44,920	4,305,885
Hermes International	3,357	3,125,702
Kering S.A.	12,359	7,468,743
Korian S.A. *	123,736	3,485,942
L'Oreal S.A.	13,299	4,298,041
LISI *	58,688	948,712
LVMH Moet Hennessy Louis Vuitton SE	9,503	4,454,509
Orpea *	6,679	667,127
Publicis Groupe S.A.	111,410	3,870,638
Rubis S.C.A.	116,320	3,824,578
Safran S.A. *	36,282	3,827,021
Security	Number of Shares	Value ($)
Sartorius Stedim Biotech	4,325	1,640,084
SOITEC *	31,268	4,435,693
Teleperformance	9,074	2,723,859
Valeo S.A.	69,314	2,096,846
Verallia S.A.	84,497	2,353,011
Worldline S.A. *	26,137	1,935,875
		78,779,997

Germany 8.0%
Allianz SE	27,870	4,909,428
Bayer AG (a)	542	25,409
Bayer AG (a)	109,081	5,125,772
Bayerische Motoren Werke AG	86,700	5,924,968
Carl Zeiss Meditec AG	7,120	919,976
CompuGroup Medical SE & Co. KgaA	29,192	2,508,174
Continental AG	51,835	5,507,515
Daimler AG	135,094	6,982,804
Delivery Hero SE *	48,616	5,580,832
Dermapharm Holding SE	16,346	793,858
Duerr AG	50,643	1,456,411
Fielmann AG *	85,075	6,450,278
Flatex AG *	83,625	4,480,118
Fresenius Medical Care AG & Co. KGaA	28,400	2,168,686
Gerresheimer AG	38,416	3,861,744
HelloFresh SE *	49,706	2,656,131
Henkel AG & Co. KGaA	8,800	795,554
Infineon Technologies AG	155,256	4,322,510
JOST Werke AG *	49,519	1,857,048
KION Group AG	14,634	1,140,294
MTU Aero Engines AG	19,920	3,404,753
Nemetschek SE	24,182	1,750,944
Norma Group SE	38,645	1,199,010
Puma SE *	28,630	2,506,360
SAP SE	23,167	2,471,562
Sixt SE *	28,223	2,132,383
Stabilus S.A.	34,536	1,957,959
Stroeer SE & Co. KGaA *	39,315	2,841,980
Teamviewer AG *	30,632	1,350,198
ThyssenKrupp AG *(a)	600	2,858
ThyssenKrupp AG *(a)	405,800	1,936,986
Varta AG *	20,803	2,614,712
Vonovia SE	35,681	2,278,713
Zalando SE *	56,544	5,265,625
		99,181,553

Hong Kong 2.1%
AIA Group Ltd.	583,600	5,554,222
ASM Pacific Technology Ltd.	156,900	1,582,228
Cafe De Coral Holdings Ltd.	1,214,000	2,509,343
HKBN Ltd.	1,820,983	3,154,499
Man Wah Holdings Ltd.	2,333,200	3,256,300
Melco International Development Ltd.	450,000	730,459
Minth Group Ltd.	990,000	4,096,615
SUNeVision Holdings Ltd.	3,636,000	3,191,163
Yue Yuen Industrial Holdings Ltd.	1,292,000	2,104,428
		26,179,257

India 0.8%
Axis Bank Ltd. *	529,224	3,508,027
HDFC Bank Ltd. *	82,439	1,316,546
Ipca Laboratories Ltd.	20,409	636,819
Pidilite Industries Ltd.	27,261	577,303

14
Laudus International MarketMasters Fund  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Reliance Industries Ltd.	150,524	4,173,242
Reliance Industries Ltd. - Partly Paid Up	9,089	144,849
		10,356,786

Indonesia 0.4%
PT Bank Central Asia Tbk	1,502,700	2,956,796
PT Bank Mandiri (Persero) Tbk	4,741,600	1,846,999
		4,803,795

Ireland 0.9%
Glanbia plc	227,733	2,166,104
ICON plc *	12,461	2,246,718
Kingspan Group plc *	33,877	2,953,195
Ryanair Holdings plc *	10,000	137,793
Ryanair Holdings plc ADR *	39,421	3,177,333
		10,681,143

Israel 0.9%
AudioCodes Ltd.	37,543	1,088,371
CyberArk Software Ltd. *	6,625	656,869
Inmode Ltd *	65,335	2,388,648
Kornit Digital Ltd. *	54,151	3,645,445
Nova Measuring Instruments Ltd *	31,635	1,759,855
Wix.com Ltd. *	6,215	1,537,094
		11,076,282

Italy 1.2%
Amplifon S.p.A. *	24,047	874,294
Banca Farmafactoring S.p.A. *	268,183	1,237,286
Brunello Cucinelli S.p.A. *	14,139	424,541
Ferrari N.V.	15,220	2,715,124
Interpump Group S.p.A.	60,917	2,300,923
Intesa Sanpaolo S.p.A. *	4,269,700	7,088,145
Moncler S.p.A. *	12,886	515,591
		15,155,904

Japan 12.2%
Anritsu Corp.	157,200	3,441,494
Ariake Japan Co., Ltd.	35,400	2,267,727
Asahi Intecc Co., Ltd.	48,700	1,509,124
BASE, Inc. *	35,800	3,837,254
BayCurrent Consulting, Inc.	18,100	2,341,964
Benefit One, Inc.	32,900	823,312
Comture Corp.	49,000	1,246,604
Cosmos Pharmaceutical Corp.	14,000	2,377,751
Daikin Industries Ltd.	21,100	3,948,511
Digital Arts, Inc.	14,000	989,377
Disco Corp.	7,500	2,024,312
en-Japan, Inc.	116,800	2,567,918
GMO Payment Gateway, Inc.	8,400	1,029,239
Harmonic Drive Systems, Inc.	42,100	2,788,600
Hennge KK *	22,600	1,634,933
Hoya Corp.	23,300	2,629,566
Infomart Corp.	261,800	2,165,094
Invincible Investment Corp.	8,792	2,810,441
IR Japan Holdings Ltd.	15,100	1,671,826
JMDC, Inc. *	48,600	2,549,230
Kakaku.com, Inc.	84,100	2,222,546
Keyence Corp.	14,300	6,489,662
Kobe Bussan Co., Ltd.	73,800	2,076,366
Komatsu Ltd.	108,200	2,439,419
Kyudenko Corp.	153,000	4,175,560
M3, Inc.	77,000	5,200,250
Security	Number of Shares	Value ($)
Mabuchi Motor Co., Ltd.	43,800	1,805,819
Matsumotokiyoshi Holdings Co., Ltd.	82,700	3,052,982
Meitec Corp.	7,400	366,856
Menicon Co., Ltd.	44,500	3,142,039
Mercari, Inc. *	45,000	1,891,906
MISUMI Group, Inc.	96,300	2,860,068
MonotaRO Co., Ltd.	32,000	1,769,975
Musashi Seimitsu Industry Co., Ltd.	121,400	1,268,972
Nabtesco Corp.	96,600	3,608,805
Nifco, Inc.	165,700	4,959,755
Nihon Kohden Corp.	52,400	1,638,998
Nihon M&A Center, Inc.	36,400	2,137,464
Nippon Gas Co., Ltd.	76,300	3,639,259
Nomura Research Institute Ltd.	63,200	1,862,977
NS Solutions Corp.	12,900	377,771
Olympus Corp.	87,400	1,673,193
Omron Corp.	49,700	3,588,640
Open House Co., Ltd.	106,800	3,636,769
PALTAC Corp.	10,200	570,257
Persol Holdings Co., Ltd.	53,400	808,807
Rakus Co. Ltd	134,700	2,647,080
Resorttrust, Inc.	191,300	2,694,211
Seria Co., Ltd.	95,800	3,691,088
SHIFT, Inc. *	24,100	3,058,546
SHO-BOND Holdings Co., Ltd.	73,300	3,538,062
SMC Corp.	8,700	4,627,576
SoftBank Group Corp.	20,000	1,302,675
Sushiro Global Holdings Ltd.	25,100	681,376
Systena Corp.	170,400	3,091,990
TechnoPro Holdings, Inc.	12,200	758,809
Terumo Corp.	51,200	1,884,364
The Japan Steel Works Ltd.	44,000	940,647
TIS, Inc.	59,700	1,141,771
Toyota Motor Corp.	34,700	2,277,947
UT Group Co., Ltd. *	79,500	2,477,131
Zeon Corp.	370,800	4,511,311
		151,243,976

Luxembourg 0.1%
Eurofins Scientific SE *	1,871	1,489,915

Mexico 0.2%
Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR *	4,431	511,116
Grupo Televisa S.A.B. ADR *	253,900	1,614,804
		2,125,920

Netherlands 3.5%
Adyen N.V. *	3,185	5,353,167
Alfen Beheer BV *	42,250	2,700,033
ASM International N.V.	20,174	2,881,469
ASML Holding N.V.	38,335	13,869,713
B&S Group Sarl	260,977	1,717,437
Basic-Fit N.V. *	81,036	1,963,075
BE Semiconductor Industries N.V.	14,605	588,490
Boskalis Westminster N.V. *	128,142	2,576,759
Euronext N.V.	23,714	2,469,137
EXOR N.V.	72,900	3,792,755
IMCD N.V.	29,165	3,375,586
Marel Hf	489,211	2,364,502
		43,652,123

15
Laudus International MarketMasters Fund  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Norway 1.0%
Bakkafrost P/F *	45,148	2,582,766
Elkem A.S.A.	575,647	1,224,338
Fjordkraft Holding ASA	357,379	2,943,300
LINK Mobility Group Holding ASA *	396,025	2,115,640
NEL ASA *	875,215	1,675,144
Tomra Systems A.S.A.	34,877	1,408,566
		11,949,754

Panama 0.1%
Copa Holdings S.A., Class A	32,302	1,591,843

Poland 0.2%
Dino Polska S.A. *	48,475	2,665,127

Portugal 0.0%
Banco Espirito Santo S.A. *(b)	42,176	—

Republic of Korea 1.6%
Cosmax, Inc.	16,535	1,540,098
Douzone Bizon Co., Ltd.	20,198	1,780,775
Hugel, Inc. *	18,944	3,528,233
Kakao Corp.	6,259	1,825,068
NAVER Corp.	7,440	1,903,680
Orion Corp/Republic of Korea	29,843	2,859,517
Samsung Electronics Co., Ltd.	31,600	1,588,393
Samsung SDI Co., Ltd.	5,158	2,031,923
SK Materials Co., Ltd.	16,776	3,304,126
		20,361,813

Russia 0.1%
Yandex N.V., Class A *	31,346	1,804,589

Singapore 1.4%
Ascendas Real Estate Investment Trust	599,871	1,265,799
CapitaLand Mall Trust	1,166,100	1,478,099
ESR-REIT	7,600,748	1,951,822
NetLink NBN Trust	4,393,700	3,092,255
SATS Ltd.	1,455,900	3,175,075
Sheng Siong Group Ltd.	3,842,800	4,696,895
SPH REIT	4,000,500	2,182,599
		17,842,544

South Africa 0.4%
Naspers Ltd., N Shares	23,270	4,542,942

Spain 0.5%
Amadeus IT Group S.A.	111,597	5,317,168
Industria de Diseno Textil S.A.	31,455	776,603
		6,093,771

Sweden 5.7%
AAK AB *	170,341	3,315,209
AddTech AB, B Shares	295,678	3,267,560
AF POYRY AB *	84,305	1,926,411
Atlas Copco AB, A Shares	124,718	5,505,197
Atlas Copco AB, B Shares	19,995	766,124
Beijer Ref AB	20,986	581,035
BHG Group AB *	265,262	4,132,397
Bravida Holding AB	312,830	3,610,496
Security	Number of Shares	Value ($)
Embracer Group AB *	165,094	3,322,698
Evolution Gaming Group AB	29,999	2,225,033
Fabege AB	38,595	487,335
Hennes & Mauritz AB, B Shares	212,400	3,453,284
Hexagon AB, B Shares *	61,016	4,472,301
Indutrade AB *	22,655	1,146,999
Kinnevik AB, B Shares	36,182	1,481,614
Lifco AB, B Shares	48,422	3,544,567
Lindab International AB	163,584	2,525,337
MIPS AB	36,910	1,587,830
Nibe Industrier AB, B Shares *	41,677	1,003,532
Nolato AB, B Shares *	9,342	777,031
Samhallsbyggnadsbolaget i Norden AB	1,659,701	4,567,730
Sinch AB *	32,417	3,077,429
SKF AB, B Shares	131,400	2,689,885
Spotify Technology S.A. *	14,801	3,550,612
Stillfront Group AB *	39,278	4,616,090
Vitrolife AB *	17,314	421,197
Volvo AB, B Shares *	142,900	2,777,574
		70,832,507

Switzerland 5.4%
Belimo Holding AG	89	661,867
Burckhardt Compression Holding AG	12,284	3,075,574
Cembra Money Bank AG	29,849	3,316,335
Cie Financiere Richemont S.A.	39,400	2,462,649
Credit Suisse Group AG	683,753	6,448,728
Daetwyler Holding AG	7,931	1,774,321
Glencore plc *	4,057,600	8,185,134
LafargeHolcim Ltd. *	35,464	1,522,102
Logitech International S.A.	22,671	1,907,224
Lonza Group AG	7,823	4,740,034
Novartis AG	20,600	1,605,205
Partners Group Holding AG	2,972	2,675,709
SIG Combibloc Group AG *	207,796	4,274,109
Sika AG	19,357	4,761,914
Softwareone Holding AG *	26,259	646,395
Stmicroelectronics N.V.	91,454	2,789,995
Straumann Holding AG	2,426	2,532,386
Tecan Group AG	9,806	4,653,225
Temenos AG	11,628	1,249,680
The Swatch Group AG - Bearer Shares	10,305	2,182,299
u-blox Holding AG *	14,953	751,690
VAT Group AG	4,483	841,077
Zur Rose Group AG *	16,380	4,557,656
		67,615,308

Taiwan 3.2%
Accton Technology Corp.	360,000	2,615,504
Airtac International Group	203,000	5,464,933
Alchip Technologies Ltd.	153,000	2,596,427
ASPEED Technology, Inc.	40,000	1,935,980
Chailease Holding Co., Ltd.	776,714	3,773,190
Genius Electronic Optical Co., Ltd.	126,000	2,476,710
Globalwafers Co. Ltd.	44,000	640,740
Land Mark Optoelectronics Corp.	79,000	731,904
MediaTek, Inc.	200,000	4,754,052
Merida Industry Co., Ltd.	464,000	4,523,762
Nien Made Enterprise Co., Ltd.	228,000	2,570,501
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	88,561	7,427,611
		39,511,314

16
Laudus International MarketMasters Fund  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Thailand 0.6%
Airports of Thailand plc	241,400	400,817
Carabao Group plc	136,900	480,967
Sea Ltd. ADR *	24,041	3,791,266
Sri Trang Gloves Thailand PCL *	743,100	2,181,556
		6,854,606

United Kingdom 11.6%
3i Group plc	90,961	1,136,075
Abcam plc	23,166	442,070
Ashtead Group plc	125,871	4,548,639
ASOS plc *	36,804	2,099,803
Assura plc	759,133	749,394
Avast plc	411,221	2,527,055
AVEVA Group plc	17,806	988,372
Big Yellow Group plc	48,878	696,557
boohoo Group plc *	625,176	2,191,056
Bunzl plc	33,400	1,038,281
Cineworld Group plc	1,452,135	537,077
CNH Industrial N.V. *	825,892	6,403,698
Coats Group plc *	3,610,571	2,657,934
Compass Group plc	345,240	4,725,553
ContourGlobal plc	1,361,684	3,406,285
Croda International plc	18,533	1,448,523
Diploma plc	168,066	4,839,537
Electrocomponents plc	414,979	3,643,437
Endava plc *	61,029	3,899,753
Equiniti Group plc *	1,576,367	2,108,852
Experian plc	107,264	3,929,497
Ferguson plc	8,635	857,636
Fevertree Drinks plc	57,887	1,511,101
Future plc	126,960	3,264,198
G4S plc *	909,100	2,397,223
Games Workshop Group plc	22,975	3,088,676
Greggs plc *	26,686	445,679
Halma plc	88,294	2,709,530
Hill & Smith Holdings plc	180,599	2,808,675
HomeServe plc	121,058	1,734,931
Howden Joinery Group plc *	264,830	2,186,396
IMI plc	79,293	1,063,204
Intermediate Capital Group plc	224,877	3,415,729
Intertek Group plc	21,173	1,525,107
JD Sports Fashion plc	242,333	2,331,359
Liberty Global plc, Class A *	137,000	2,600,260
Liberty Global plc, Class C *	26,239	489,620
Lloyds Banking Group plc *	22,985,500	8,369,173
London Stock Exchange Group plc	30,251	3,260,992
Natwest Group plc *	2,019,400	3,255,993
Ocado Group plc *	78,908	2,326,989
Prudential plc	256,200	3,133,453
Renishaw plc *	10,433	756,929
Rentokil Initial plc *	350,855	2,388,694
Rolls-Royce Holdings plc *	658,200	609,207
Rotork plc	248,446	905,202
Schroders plc	74,133	2,511,438
Schroders plc, Non-Voting Shares	1,100	26,164
Segro plc	178,200	2,082,212
Signature Aviation plc	397,418	1,216,966
Smiths Group plc	80,800	1,392,183
Softcat plc	35,613	519,153
Spectris plc	89,296	2,865,979
Spirax-Sarco Engineering plc	15,951	2,331,931
Security	Number of Shares	Value ($)
SSP Group plc	647,797	1,568,647
The Weir Group plc *	161,751	3,004,969
Trainline plc *	75,985	270,902
Tritax Big Box REIT plc	2,346,989	4,762,001
Ultra Electronics Holdings plc	82,047	2,001,856
Vesuvius plc	296,136	1,531,786
Victrex plc	141,603	3,383,646
WPP plc	367,800	2,937,723
		143,860,960

United States 1.0%
Amazon.com, Inc. *	1,035	3,142,415
Illumina, Inc. *	5,728	1,676,586
NVIDIA Corp.	2,329	1,167,667
Tesla, Inc. *	15,474	6,004,531
		11,991,199
Total Common Stock
(Cost $936,035,960)		1,178,066,522

Preferred Stock 0.2% of net assets

Brazil 0.2%
Randon SA Implementos e Participacoes	1,110,800	2,456,636

Germany 0.0%
Henkel AG & Co. KGaA	5,400	525,477
Total Preferred Stock
(Cost $3,069,688)		2,982,113

Rights 0.1% of net assets

United Kingdom 0.1%
Rolls-Royce Holdings PLC expires 11/11/20 *	2,278,333	1,151,116
Total Rights
(Cost $4,652,904)		1,151,116

Other Investment Company 1.2% of net assets

Money Market Fund 1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)	14,515,883	14,515,883
Total Other Investment Company
(Cost $14,515,883)		14,515,883

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI EAFE Index, expires 12/18/20	477	42,546,015	(372,733)

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Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2020 (continued)

Settlement Date	Counterparty	Currency to be Received	Amount of Currency to be Received	Currency to be Delivered	Amount of Currency to be Delivered	Unrealized Depreciation ($)
Forward Foreign Currency Exchange Contract
12/16/2020	State Street Bank & Trust Co.	USD	2,003,471	CHF	1,893,000	(63,783)
*	Non-income producing security.
(a)	Securities are traded on separate exchanges for the same entity.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust

CHF —	Swiss franc
USD —	U.S. dollar

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$348,317,989	$—	$348,317,989
Argentina	13,389,715	—	—	13,389,715
Australia	2,113,760	59,260,182	—	61,373,942
Brazil	12,543,098	—	—	12,543,098
Canada	71,767,098	—	—	71,767,098
China	22,107,262	82,919,452	—	105,026,714
Denmark	2,569,580	29,184,596	—	31,754,176
France	2,588,796	76,191,201	—	78,779,997
Germany	14,780,312	84,401,241	—	99,181,553
Ireland	8,377,246	2,303,897	—	10,681,143
Israel	11,076,282	—	—	11,076,282
Mexico	2,125,920	—	—	2,125,920
Netherlands	4,327,577	39,324,546	—	43,652,123
Norway	2,115,640	9,834,114	—	11,949,754
Panama	1,591,843	—	—	1,591,843
Portugal	—	—	— *	—
Russia	1,804,589	—	—	1,804,589
Sweden	7,161,108	63,671,399	—	70,832,507
Taiwan	8,159,515	31,351,799	—	39,511,314
Thailand	6,854,606	—	—	6,854,606
United Kingdom	9,718,362	134,142,598	—	143,860,960
United States	11,991,199	—	—	11,991,199
Preferred Stock[1]	—	525,477	—	525,477
Brazil	2,456,636	—	—	2,456,636
Rights [1]	1,151,116	—	—	1,151,116
Other Investment Company[1]	14,515,883	—	—	14,515,883
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Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2020 (continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Liabilities
Futures Contracts[2]	(372,733)	—	—	(372,733)
Forward Foreign Currency Exchange Contracts[2]	—	(63,783)	—	(63,783)
Total	$234,914,410	$961,364,708	$—	$1,196,279,118
*	Level 3 amount shown includes securities determined to have no value at October 31, 2020.
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts and forward foreign currency exchange contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Laudus International MarketMasters Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in unaffiliated issuers, at value (cost $958,274,435)		$1,196,715,634
Foreign currency, at value (cost $611,251)		617,118
Deposit with broker for futures contracts		2,510,640
Receivables:
Investments sold		50,085,496
Foreign tax reclaims		1,006,000
Dividends		916,798
Fund shares sold		81,139
Prepaid expenses	+	18,686
Total assets		1,251,951,511
Liabilities
Payables:
Investments bought		6,376,794
Investment adviser and administrator fees		1,231,386
Shareholder service fees		180,861
Fund shares redeemed		722,589
Variation margin on futures contracts		148,950
Unrealized depreciation on forward foreign currency exchange contracts		63,783
Accrued expenses	+	521,717
Total liabilities		9,246,080
Net Assets
Total assets		1,251,951,511
Total liabilities	–	9,246,080
Net assets		$1,242,705,431
Net Assets by Source
Capital received from investors		951,697,683
Total distributable earnings		291,007,748

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,242,705,431		50,984,395		$24.37

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Laudus International MarketMasters Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends (net of foreign withholding tax of $1,703,441)		$16,215,421
Expenses
Investment adviser and administrator fees		16,485,323
Shareholder service fees		2,063,304
Custodian fees		501,594
Portfolio accounting fees		162,283
Professional fees		56,064*
Shareholder reports		53,270
Registration fees		40,326
Transfer agent fees		23,467
Independent trustees’ fees		15,129
Other expenses	+	61,599
Total expenses		19,462,359
Expense reduction by CSIM and its affiliates	–	3,302,570*
Net expenses	–	16,159,789
Net investment income		55,632
Realized and Unrealized Gains (Losses)
Net realized gains on investments		88,551,925
Net realized gains on futures contracts		710,289
Net realized losses on foreign currency transactions		(58,655)
Net realized losses on forward foreign currency exchange contracts	+	(18,397)
Net realized gains		89,185,162
Net change in unrealized appreciation (depreciation) on investments		24,050,690
Net change in unrealized appreciation (depreciation) on futures contracts		(2,299,368)
Net change in unrealized appreciation (depreciation) on foreign currency translations		86,075
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	+	(79,393)
Net change in unrealized appreciation (depreciation)	+	21,758,004
Net realized and unrealized gains		110,943,166
Increase in net assets resulting from operations		$110,998,798
*	Includes professional fees of $257 associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2(d) and 4 for additional information.
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Laudus International MarketMasters Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$55,632	$18,495,360
Net realized gains (losses)		89,185,162	(5,592,579)
Net change in unrealized appreciation (depreciation)	+	21,758,004	125,000,030
Increase in net assets from operations		110,998,798	137,902,811
Distributions to Shareholders1
Investor Shares		—	(34,719,762)
Select Shares	+	(27,899,553)	(99,317,431)
Total distributions		($27,899,553)	($134,037,193)

Transactions in Fund Shares[1]
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		—	$—	103,775	$2,181,854
Select Shares	+	4,963,270	95,437,857	21,106,679	454,485,861
Total shares sold		4,963,270	$95,437,857	21,210,454	$456,667,715
Shares Reinvested
Investor Shares		—	$—	1,583,820	$30,947,842
Select Shares	+	891,003	21,116,755	3,532,129	68,841,189
Total shares reinvested		891,003	$21,116,755	5,115,949	$99,789,031
Shares Redeemed
Investor Shares		—	$—	(19,296,537)	($416,594,739)
Select Shares	+	(16,594,568)	(369,846,702)	(12,155,331)	(261,429,704)
Total shares redeemed		(16,594,568)	($369,846,702)	(31,451,868)	($678,024,443)
Net transactions in fund shares		(10,740,295)	($253,292,090)	(5,125,465)	($121,567,697)
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		61,724,690	$1,412,898,276	66,850,155	$1,530,600,355
Total decrease	+	(10,740,295)	(170,192,845)	(5,125,465)	(117,702,079)
End of period		50,984,395	$1,242,705,431	61,724,690	$1,412,898,276
[1]	Effective February 26, 2019, all outstanding Investor Shares (17,685,944 shares valued at $382,997,961) were consolidated into the Select Shares, resulting in a single class of shares of the fund.
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Laudus International MarketMasters Fund
Financial Notes

1. Business Structure of the Fund:
Laudus International MarketMasters Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Laudus International MarketMasters Fund	Schwab Target 2040 Fund
Schwab S&P 500 Index Fund	Schwab Target 2045 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2050 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2055 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2060 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab International Index Fund®	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental Global Real Estate Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2010 Index Fund
Schwab Balanced Fund	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Hedged Equity Fund	Schwab Target 2040 Index Fund
Schwab Health Care Fund	Schwab Target 2045 Index Fund
Schwab International Core Equity Fund	Schwab Target 2050 Index Fund
Schwab Target 2010 Fund	Schwab Target 2055 Index Fund
Schwab Target 2015 Fund	Schwab Target 2060 Index Fund
Schwab Target 2020 Fund	Schwab Monthly Income Fund - Moderate Payout
Schwab Target 2025 Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Target 2030 Fund	Schwab Monthly Income Fund - Maximum Payout
Schwab Target 2035 Fund
The fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund invests in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
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Laudus International MarketMasters Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Futures contracts and forward foreign currency exchange contracts (forwards): Futures contracts are valued at their settlement prices as of the close of their exchanges. Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.
•   Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and
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Laudus International MarketMasters Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of October 31, 2020 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their fair value may change daily.
Forward Foreign Currency Exchange Contracts: Forwards are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized appreciation or depreciation until the contracts settle, at which time the gains or losses are realized.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
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Laudus International MarketMasters Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the date the ex-dividend date is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
The fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. For additional details see Affiliates and Affiliated Transactions in financial note 4, Other Affiliated Transactions.
(e) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The fund makes distributions from net investment income and net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes accrued as of October 31, 2020, if any, are reflected in the fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
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Financial Notes (continued)

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. CSIM may attempt to reduce the impact of the performance of any given investment style by allocating to investment managers who invest in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Management Risk. As with all actively managed funds, the fund is subject to the risk that its investment adviser and investment managers will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. Poor stock selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged, resulting in the dollar value of the fund’s investment being adversely affected. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Currency Risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the fund would be adversely affected.
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Financial Notes (continued)

3. Risk Factors (continued):
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. The use of derivatives, that are subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Multi-Manager Risk. Although CSIM monitors and coordinates the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an investment advisory and administration agreement between CSIM and the trust.
For its advisory and administrative services to the fund, CSIM is entitled to receive a graduated annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:
First $500 million	1.29%
$500 million to $1 billion	1.275%
Over $1 billion	1.25%
For the period ended October 31, 2020, the aggregate advisory fees paid to CSIM by the fund was 1.28% as a percentage of the fund’s average daily net assets.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (Schwab), a broker-dealer affiliate of CSIM, (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund.
Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.20%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the fund), and the
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
fund will pay no more than 0.20% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 1.25%.
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentage of shares of the fund in this report that are owned by other funds in the Fund Complex as of October 31, 2020, as applicable:
Underlying Fund
Schwab Monthly Income Fund - Enhanced Payout	0.6%
Schwab Monthly Income Fund - Maximum Payout	0.4%
Schwab Monthly Income Fund - Moderate Payout	0.4%
Schwab Target 2010 Fund	0.3%
Schwab Target 2015 Fund	0.4%
Schwab Target 2020 Fund	3.2%
Schwab Target 2025 Fund	4.6%
Schwab Target 2030 Fund	9.1%
Schwab Target 2035 Fund	5.1%
Schwab Target 2040 Fund	11.3%
Schwab Target 2045 Fund	2.2%
Schwab Target 2050 Fund	2.4%
Schwab Target 2055 Fund	1.4%
Schwab Target 2060 Fund	0.3%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. The investment adviser agreed to pay these professional fees, which are subject to reimbursement by the fund to the extent the fund is able to successfully recover taxes withheld in the future.
The professional fees incurred by the fund were $257 and the fund made no reimbursements to the investment adviser during the period ended October 31, 2020.
As of October 31, 2020, the balance of professional fees related to foreign withholding tax subject to future reimbursement by the fund to the investment adviser was $27,682.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.
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Financial Notes (continued)

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other funds in the Fund Complex in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 1, 2020. On October 1, 2020, the Syndicated Credit Facility was amended to run for a new 364 day period with a line of credit of $850 million, maturing on September 30, 2021. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by the fund, the fund paid a commitment fee of 0.15% per annum on the fund’s proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other funds in the Fund Complex in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on November 29, 2019. On November 29, 2019, the Uncommitted Credit Facility was amended to run for a new 364 day period, which was scheduled to mature on November 27, 2020. However, on October 1, 2020, the Uncommitted Credit Facility was amended to run for a new 364 day period with a line of credit of $400 million, maturing on September 30, 2021. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2020, purchases and sales of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales of Securities
$795,709,915	$1,078,652,515

8. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at October 31, 2020 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2020, the month-end average notional amounts of futures contracts held by the fund and the month-end average number of contracts held were $39,441,306 and 507, respectively.
The fund invested in forwards in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates and to hedge exposure to certain currencies. Refer to financial note 2(b) for the fund’s accounting policies with respect to forwards and financial note 3 for disclosures concerning the risks of investing in forwards. During the period ended October 31, 2020, the month-end average forward foreign currency notional amount and the month-end average unrealized depreciation were $2,519,850 and ($24,243), respectively.
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Financial Notes (continued)

8. Derivatives (continued):
As of October 31, 2020, the derivatives contracts held by the fund, categorized by primary risk exposure, were:
Asset Derivatives	Fair Value
Equity Index Futures Contracts[1]	$—
Forward Foreign Currency Exchange Contracts[2]	—
Liability Derivatives	Fair Value
Equity Index Futures Contracts[3]	($372,733)
Forward Foreign Currency Exchange Contracts[4]	(63,783)
[1]	Includes cumulative unrealized appreciation of futures contracts as reported in the Portfolio Holdings. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
[2]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
[3]	Includes cumulative unrealized depreciation of futures contracts as reported in the Portfolio Holdings. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
[4]	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
The effects of the derivatives held by the fund in the Statement of Operations for the period ended October 31, 2020 were:
Equity Index Futures Contracts
Realized gains[1]	$710,289
Net change in unrealized appreciation (depreciation)[2]	(2,299,368)
Forward Foreign Currency Exchange Contracts
Realized losses[1]	($18,397)
Net change in unrealized appreciation (depreciation)[2]	(79,393)
[1]	Statement of Operations location: Net realized gains on futures contracts and net realized losses on forward foreign currency exchange contracts.
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on futures contracts and net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
The fund’s forwards are entered into pursuant to International Swaps and Derivatives Association, Inc. (ISDA) agreements which govern certain terms of derivative transactions. ISDA agreements typically contain, among other things, master netting provisions in the event of a default or other termination event. Master netting provisions allow the fund and the counterparty, in the event of a default or other termination event, to offset payable and receivable amounts for each party related to derivative contracts to one net amount payable by either the fund or the counterparty. The fund’s forwards, which are reported gross in the Statement of Assets and Liabilities, are presented in the table below. The following table presents the fund’s forwards, net of amounts available for offset under a master netting agreement and net of any related collateral received by the fund for assets and pledged by the fund for liabilities as of October 31, 2020.
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Cash Collateral Pledged	Net Amounts(a)
State Street Bank & Trust Co.	($63,783)	$—	$—	($63,783)
Total	($63,783)	$—	$—	($63,783)
[a]	Represents the net amount due to the counterparty in the event of default.

9. Federal Income Taxes:
As of October 31, 2020, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
Tax cost	$990,920,149
Gross unrealized appreciation	$318,558,295
Gross unrealized depreciation	(113,199,326)
Net unrealized appreciation (depreciation)	$205,358,969
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Financial Notes (continued)

9. Federal Income Taxes (continued):
As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$85,550,910
Net unrealized appreciation (depreciation) on investments	205,358,969
Net other unrealized appreciation (depreciation)	97,869
Total	$291,007,748
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on futures contracts and the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies (PFIC) and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2020, the fund had no capital loss carryforwards available to offset future net capital gains.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
Current fiscal year end distributions
Ordinary income	$25,483,603
Long-term capital gains	2,415,950
Prior fiscal year end distributions
Ordinary income	$18,404,188
Long-term capital gains	115,633,005
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2020, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2020, the fund did not incur any interest or penalties.

10. Independent Registered Public Accounting Firm:
On June 8, 2020, the Audit, Compliance and Valuation Committee of the Board approved, and on June 9, 2020, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Schwab Funds Complex for fiscal periods ending after June 8, 2020.
On June 8, 2020, the PricewaterhouseCoopers LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Schwab Funds Complex. The Prior Auditor’s reports on the financial statements of the fund for the past two fiscal years, the years ended October 31, 2018 and October 31, 2019, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal year-ends and through June 8, 2020, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the fund’s financial statements for such periods; or (2) “reportable events,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.
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Financial Notes (continued)

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Laudus International MarketMasters Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Laudus International MarketMasters Fund (the “Fund”), one of the funds constituting Schwab Capital Trust, as of October 31, 2020, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended October 31, 2019 and the financial highlights for each of the four years in the period ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 16, 2020
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

The Laudus International MarketMasters Fund elects to pass through, under section 853 of the Internal Revenue Code, the foreign tax credit of $1,373,156 to its shareholders for the fiscal year ended October 31, 2020. The respective foreign source income on the fund is $17,581,757.
For the fiscal year ended October 31, 2020, the fund designates $26,904,698 of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2021 via IRS Form 1099 of the amounts for use in preparing their 2020 income tax return.
Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $2,415,950 as long-term capital gain dividends for the fiscal year ended October 31, 2020.
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Liquidity Risk Management Program  (Unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The Fund’s Board of Trustees (the “Board”) has designated the Fund’s investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”) as the administrator of the program. Personnel of CSIM or its affiliates conduct the day-to-day operation of the program.
Under the program, CSIM manages a Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The program is reasonably designed to assess and manage a Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. CSIM’s process of determining the degree of liquidity of each Fund’s investments is supported by third-party liquidity assessment vendors.
The Fund’s Board reviewed a report at its meeting held on September 22, 2020 prepared by CSIM regarding the operation and effectiveness of the program for the period June 1, 2019, through May 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, CSIM provided its assessment that the program had been operating effectively in managing the Fund’s liquidity risk.
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Investment Advisory and Sub-Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Laudus International MarketMasters Fund (the Fund), and the individual sub-advisory agreements between CSIM and American Century Investment Management, Inc., Harris Associates L.P. (Harris), Mellon Investments Corporation, Mondrian Investment Partners Limited (Mondrian) and William Blair Investment Management, LLC, relating to the Fund (each, a Sub-Adviser and collectively, the Sub-Advisers). Such investment advisory and administration agreement and sub-advisory agreements are collectively referred to herein as the Agreements. The Trustees also review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM and the Sub-Advisers, including information about their affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to CSIM and CSIM sends an information request letter to each of the Sub-Advisers seeking certain relevant information. The responses by CSIM and the Sub-Advisers are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the Fund’s operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of CSIM and meet in executive session outside the presence of Fund management. The Board also discusses with CSIM the Fund’s operations and CSIM’s ability, consistent with the “manager of managers” structure of the Fund, to (i) identify and recommend to the Trustees sub-advisers for the Fund, (ii) monitor and oversee the performance and investment capabilities of each Sub-Adviser, and (iii) recommend the termination and/or replacement of a Sub-Adviser when appropriate.
The Board, including a majority of the Independent Trustees, considered information relating to the continuance of the Agreements with respect to the Fund at meetings held on May 11, 2020 and June 9, 2020, and approved the renewal of the Agreements with respect to the Fund for an additional one-year term at the meeting on June 9, 2020 called for the purpose of voting on such approval.1
The Board’s approval of the continuance of the Agreements with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Fund under the Agreements, including the resources of CSIM and its affiliates, and the Sub-Advisers, dedicated to the Fund;
2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	the Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates, as well as the profitability of the Sub-Advisers; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and

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retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM and the Sub-Advisers relating to the services and support provided with respect to the Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit Funds shareholders who are brokerage clients of Schwab. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition, including Schwab’s ability to maintain consistent operations and service levels during recent periods of remote work and market volatility. The Board also considered the nature, extent and quality of the sub-advisory services provided by the Sub-Advisers to the Fund and the resources each dedicates to the Fund. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM and the Sub-Advisers to the Fund and the resources of CSIM, its affiliates, and the Sub-Advisers dedicated to the Fund supported renewal of the Agreements with respect to the Fund.
Fund Performance. The Board considered the Fund’s performance in determining whether to renew the Agreements with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and applicable benchmark index, in light of total return, yield if applicable, and market trends, as well as in consideration of the Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In addition, the Trustees considered whether irrespective of relative performance, each Sub-Adviser’s absolute performance was consistent with expectations for such Sub-Adviser’s unique investment methodology. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser and Sub-Adviser profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreements with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and the Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of products and provision of services as well as the competitive marketplace for financial products. The Trustees considered the effects of CSIM’s and Schwab’s practice of waiving certain fees to prevent total annual operating expenses of the Fund from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep the Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM and the Sub-Advisers to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Fund and other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Fund under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Fund.
In addition, the Trustees also considered the compensation received by each Sub-Adviser, directly or indirectly. The Trustees also considered any other benefits derived by each

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Sub-Adviser from its relationship with the Fund, such as whether, by virtue of its management of the Fund, such Sub-Adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to each Sub-Adviser, the Trustees considered whether the compensation and profitability under the applicable Agreement were reasonable and justified in light of the quality of all services rendered to the Fund by such Sub-Adviser, and its affiliates. The Board also considered the profitability of each Sub-Adviser with respect to the sub-advisory services it provides to the Fund, although, when doing so, the Board took into account the fact that the Sub-Advisers are compensated by CSIM, and not by the Fund directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and CSIM. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM and the Sub-Advisers is reasonable and supported renewal of the Agreements with respect to the Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to the Fund’s shareholders through (i) the enhancement of services provided to the Fund in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by CSIM and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that, CSIM has shared any economies of scale with the Fund by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Fund continues to increase as a result of regulatory or other developments. The Trustees considered that CSIM and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets were relatively small, for example, in the case of newer funds or funds with investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Fund and concluded that the compensation under the Agreements with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

[1]	The meeting on June 9, 2020 was held telephonically in reliance on exemptive relief from the in-person voting requirement under the 1940 Act as provided by the Securities and Exchange Commission.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 100 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the fund’s Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	100	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	100	Director (2005 – 2020), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	100	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	100	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	100	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	100	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	100	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	100	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	100	Director (2012 – present), Eaton Corporation plc

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	100	Director (2008 – present), The Charles Schwab Corporation
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Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present), Charles Schwab Investment Advisory, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	100	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	100	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present), Charles Schwab Investment Advisory, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities  Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements; and
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2020 Schwab Funds. All rights reserved.

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Laudus International MarketMasters Fund  |  Annual Report

Notes

Notes

Notes

Laudus International MarketMasters Fund
Laudus Funds®

Laudus Funds offer investors access to some of the world’s leading investment managers. With a rigorous manager selection process and ongoing oversight by Charles Schwab Investment Management, Laudus Funds offer single and multi-manager strategies as a complement to other funds managed by Charles Schwab Investment Management. The list below shows all currently available Laudus Funds.
An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus or, if available, the summary prospectus. Please call 1-877-824-5615 for a prospectus for any Laudus Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Laudus Funds’ website at www.schwabfunds.com/laudusfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Laudus Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/laudusfunds_prospectus or the SEC’s website at www.sec.gov.

Laudus Funds®
Laudus® U.S. Large Cap Growth Fund
Laudus International MarketMasters Fund™
Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Fund
Laudus International MarketMasters Fund
1-877-824-5615

Printed on recycled paper.

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MFR13812-23
00252648

Annual Report  |  October 31, 2020
Schwab Active Equity Funds

Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.

This page is intentionally left blank.

Schwab Active Equity Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.
1
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Total Return for the 12 Months Ended October 31, 2020
Schwab Core Equity Fund (Ticker Symbol: SWANX)	4.65%
S&P 500® Index	9.71%
Fund Category: Morningstar Large Blend[1]	6.30%
Performance Details	pages 7-9

Schwab Dividend Equity Fund[2] (Ticker Symbol: SWDSX)	-13.30%
Russell 1000® Value Index	-7.57%
Fund Category: Morningstar Large Value[1]	-7.37%
Performance Details	pages 10-12

Schwab Large-Cap Growth Fund (Ticker Symbol: SWLSX)	21.60%
Russell 1000® Growth Index	29.22%
Fund Category: Morningstar Large Growth[1]	25.92%
Performance Details	pages 13-15

Schwab Small-Cap Equity Fund (Ticker Symbol: SWSCX)	-9.86%
Russell 2000® Index	-0.14%
Fund Category: Morningstar Small Blend[1]	-6.45%
Performance Details	pages 16-18
Total Return for the 12 Months Ended October 31, 2020
Schwab Hedged Equity Fund (Ticker Symbol: SWHEX)	-9.33%
S&P 500® Index	9.71%
Fund Category: Morningstar Long-Short Equity[1]	2.03%
Performance Details	pages 19-21

Schwab Health Care Fund[2] (Ticker Symbol: SWHFX)	9.57%
Dow Jones Global Health Care Index	11.63%
Fund Category: Morningstar Health[1]	22.92%
Performance Details	pages 22-24

Schwab International Core Equity Fund[2] (Ticker Symbol: SICNX)	-6.01%
MSCI EAFE® Index (Net)[3]	-6.86%
Fund Category: Morningstar Foreign Large Blend[1]	-4.19%
Performance Details	pages 25-27

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
Equity market performance for the 12-month reporting period ended October 31, 2020 barely hints at the market turmoil investors endured this year. U.S. and international equity markets ended the period with mixed gains, including a 9.7% rise for the S&P 500® Index, a bellwether for the overall U.S. stock market. However, the past year was one of the most volatile in history. Market gains were robust through the last week of February 2020 before being wiped out as the spreading COVID-19 pandemic drove equities sharply lower. In mid-March, market volatility spiked to its highest level since the peak of the Great Recession in 2008 with the S&P 500® Index dropping 30% over just 22 trading days in late February and early March. By early September, however, most broad U.S. equity markets had regained all the ground they lost in March, propelling the S&P 500® Index to new record highs. However, markets retreated and volatility began to increase again throughout September and October in the face of a resurgence of COVID-19 infections, corporate earnings concerns and growing uncertainty regarding the U.S. election.
High levels of volatility can undermine our confidence as investors, which can lead to emotion-based trading. Although it is important to reassess your individual risk tolerance and make strategic adjustments to your portfolio from time to time, impulsive reactions driven by fear can often make investing outcomes worse. At Charles Schwab Investment Management, we believe that the best way to avoid these pitfalls is to maintain a long-term investing plan. A commitment to a long-term investing plan can help make it significantly easier and less stressful to stay the course when market volatility rises.
At Charles Schwab Investment Management, we provide a range of foundational products that are designed to suit a variety of risk appetites. One way we do this is through actively managed strategies, such as the Schwab Active Equity Funds, which take on the job of sifting through the latest market developments and researching company fundamentals, identifying trends that could impact valuations, and factoring that analysis into investment decisions.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Active Equity Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ A commitment to a long-term investing plan can help make it significantly easier and less stressful to stay the course when market volatility rises.”
Past performance is no guarantee of future results.
Management views may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
The Investment Environment

The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index returned 9.71%, with sectors that benefitted as a result of the COVID-19 pandemic and associated stay-at-home orders, such as the information technology sector, outperforming other sectors that were more impacted by the COVID-19 pandemic. U.S. large-cap stocks outperformed small-cap stocks, with the Russell 1000® Index and the Russell 2000® Index returning 10.87% and -0.14%, respectively, for the reporting period. Among large-cap stocks, growth stocks outperformed value stocks by a large margin, with the Russell 1000® Growth Index and Russell 1000® Value Index returning 29.22% and -7.57%, respectively, for the reporting period. Among international markets, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -6.86% for the reporting period.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2020

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
The Investment Environment (continued)

Prior to the onset of the COVID-19 pandemic, the U.S. economy, despite ongoing trade tensions with China, maintained steady growth, albeit at a slowing pace. However, amid the fallout of the COVID-19 pandemic, the U.S. entered recessionary territory with record speed. U.S. gross domestic product (GDP) fell steeply, declining 5.0% and 31.4% for the first and second quarters of 2020, respectively, with the second quarter representing the largest contraction in U.S. GDP since 1947 when modern GDP measurements began. GDP subsequently jumped by 33.1% for the third quarter of 2020, reflecting increased consumer and business spending. Unemployment remained at record lows through February before a record number of unemployment claims in March resulted in the largest monthly increase in the U.S unemployment rate since January 1975. In April, this record was broken again when unemployment skyrocketed, rising to the highest level since the Great Depression. Unemployment declined in May through October, dropping below double digits beginning in August. Consumer confidence remained solid through February, but was volatile over the remainder of the reporting period.
Outside the U.S., conditions continued to soften, dampened by slowing economic output, slumping world trade, geopolitical concerns, and the COVID-19 pandemic. The COVID-19 pandemic exacerbated economic weakness around the globe, dramatically slowing growth amid stay-at-home orders, supply chain disruptions, and broadly diminishing demand. In the first half of the reporting period, oil prices deteriorated amid significantly reduced demand, coupled with rising U.S. crude production and a price war between Russia and Saudi Arabia. In April, oil futures briefly fell into negative territory as storage capacity evaporated and demand waned. However, as production was slashed, relieving pressure on constrained storage capacity, demand also stabilized. First and second quarter 2020 growth was negative in the eurozone and the United Kingdom. In January, Brexit occurred with the formal departure of the United Kingdom from the European Union resulting in an 11-month transition period with respect to economic and customs matters. Japan fared slightly better, although GDP still contracted for the first and second quarters of 2020. Even China and India, which had maintained stronger growth than many developed countries, showed weakness. In China, GDP contracted in the first quarter, but rebounded in the second and third quarters. While India’s second quarter GDP contracted, third quarter GDP was positive.
Many central banks around the world, including the U.S. Federal Reserve (Fed), reduced their policy rates over the reporting period, while others maintained low—and for some international central banks, negative—interest rates. In the U.S., after enacting three interest rate cuts in the second half of 2019 and as the economic implications of the COVID-19 pandemic grew, the Fed cut interest rates by 0.50% in early March and by 1.00% in mid-March, resulting in a federal funds rate of 0.00% to 0.25%. In addition, the Fed also announced extensive emergency measures to support the economy in light of the COVID-19 pandemic, including large purchases of U.S. Treasuries and other securities to support smooth market function, facilitating the flow of credit to municipalities, new financing for employers, consumers, and businesses, and the establishment of facilities to support credit to businesses and consumers alike. In August, the Fed announced that it was shifting its interest rate policy approach to potentially allow inflation to rise above its 2% target for periods of time even in times of rising employment. Outside the U.S., central banks were similarly accommodative. The European Central Bank held its policy rate at 0.00%, unchanged since March 2016, and launched a new asset purchase program to help counter the impact of the COVID-19 pandemic. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016, and increased the annual pace of its purchases of exhange-traded funds (ETFs) and other assets. The Bank of England lowered its key official bank rate from 0.75% to 0.10% in two emergency rate cuts in March. Central banks in key emerging market economies—including China, India, Mexico, Russia, and Thailand—lowered their policy rates or maintained already low rates in response to pandemic-driven pressures.
5
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Fund Management

Jonas Svallin, CFA, Vice President and Head of Active Equities, has overall responsibility for all aspects of the management of the funds and leads the Active Equities portfolio management and research team. Prior to joining CSIM in 2012, Mr. Svallin spent nearly three years as a partner and a director of quantitative analytics and research at Fiduciary Research & Consulting, where he provided oversight of quantitative analytics and risk management efforts. From 2003 to 2009, Mr. Svallin was a principal and head portfolio manager at Algert Coldiron Investors LLC (now known as Algert Global). Prior to joining Algert, Mr. Svallin worked as a quantitative research associate at RCM Capital Management (now known as Allianz Global Investors) and a senior consultant at FactSet Research Systems.

Wei Li, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2012, Ms. Li spent more than ten years at Barclays Global Investors (now known as BlackRock), where she held a number of positions. From 2001 to 2009, she worked in various roles in the global advanced active group, including portfolio management and quantitative research for both U.S. and international equity markets. After 2009, she worked in the defined contribution research and product development area for almost two years.

Iain Clayton, CFA, FRM, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Core Equity Fund, Schwab International Core Equity Fund and Schwab Health Care Fund. Prior to joining CSIM in 2013, Mr. Clayton spent more than five years at SSI Investment Management, where he was a portfolio manager and director of quantitative research. In these roles, Mr. Clayton co-managed multiple investment strategies and developed quantitative models and valuation approaches. From 2004 to 2008, he worked as a portfolio manager and director at RCM Capital Management (now known as Allianz Global Investors) and helped manage various equity portfolios and developed fundamental-based stock selection models. Prior to that, he was a vice president at Eureka Investment Advisors for almost three years and also served as a senior quantitative analyst and assistant portfolio manager. He has also worked as a quantitative research analyst at RCM Capital Management.

Holly Emerson, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Large-Cap Growth Fund and the Schwab Dividend Equity Fund. Prior to joining CSIM in 2014, Ms. Emerson spent nearly 10 years at Algert Coldiron Investors LLC (now known as Algert Global), a quantitative market-neutral hedge fund manager. She held a number of positions at Algert, including assistant portfolio manager and director of operations. In her various roles, she acted as the lead portfolio manager for the Canadian fund, conducted macroeconomic research, and managed relationships with prime brokerage investment banks.
6
Schwab Active Equity Funds  |  Annual Report

Schwab Core Equity Fund as of October 31, 2020

The Schwab Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in U.S. stocks. The fund expects to hold the common stocks of U.S companies that have market capitalizations of approximately $500 million or more at the time of purchase. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses.
Performance. The fund returned 4.65% for the 12-month reporting period ended October 31, 2020, underperforming the S&P 500® Index (the index), which the fund uses for performance comparisons. The index returned 9.71% for the reporting period.
Positioning and Strategies. The fund’s overweight investment in investment banking company Citigroup, Inc. weighed on the fund’s relative performance. The fund’s holdings of Citigroup returned approximately -40% for the reporting period, as many banks struggled due to concerns around potential loan losses related to the COVID-19 pandemic, slower loan growth, rising credit risk, and the impact of low interest rates on their income.
Boston Properties, Inc., a real estate investment trust company, was another detractor from the fund’s relative performance over the reporting period. The fund’s overweight investment in Boston Properties returned approximately -42% for the reporting period. Boston Properties, which owns office space in cities across the country, was impacted by the shift to work from home related to the COVID-19 pandemic and the potential for reduced future demand for office space. The fund sold its position in Boston Properties in May 2020.
The fund’s performance relative to the index was enhanced by an overweight to e-commerce company Amazon.com, Inc. The fund’s holdings of Amazon returned approximately 71% for the reporting period. Amazon benefitted from increased demand for cloud computing and work from home solutions related to the COVID-19 pandemic, increased online shopping as stay-at-home orders were implemented, and a growing advertising presence.
The fund’s overweight position in technology company Apple Inc. was another contributor to the fund’s relative performance as a result of the 5G iPhone release, consumer spending driven by fiscal stimulus payments, and the company pushing into providing services. The return of the fund’s holdings of Apple was approximately 77% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
7
Schwab Active Equity Funds  |  Annual Report

Schwab Core Equity Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Core Equity Fund (7/1/96)	4.65%	8.59%	11.24%
S&P 500® Index	9.71%	11.71%	13.01%
Fund Category: Morningstar Large Blend[3]	6.30%	9.64%	11.28%
Fund Expense Ratio[4]: 0.73%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 7, 2012, the Schwab Premier Equity Fund merged into the fund.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Active Equity Funds  |  Annual Report

Schwab Core Equity Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics
Number of Holdings	137
Weighted Average Market Cap (millions)	$478,586
Price/Earnings Ratio (P/E)	21.1
Price/Book Ratio (P/B)	3.6
Portfolio Turnover Rate	97%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
9
Schwab Active Equity Funds  |  Annual Report

Schwab Dividend Equity Fund as of October 31, 2020

The Schwab Dividend Equity Fund (the fund) seeks current income and capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in dividend paying common and preferred stocks. The fund uses Schwab Equity Ratings® to aid its U.S. stock selection and Schwab’s proprietary international stock research to aid its international stock selection. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. Over the reporting period, growth stocks generally outperformed value, leading to the underperformance of high dividend-paying stocks compared to the broader stock market. Higher-yield stocks generally underperformed as the market has been growth driven.
Performance. The fund returned -13.30% for the 12-month reporting period ended October 31, 2020, underperforming the Russell 1000® Value Index (the index), which the fund uses for performance comparisons. The index returned -7.57% for the reporting period.
As of October 31, 2020, the fund’s dividend yield was 3.12%, higher than the 2.51% dividend yield of the index. As of October 31, 2020, the fund’s 30-Day SEC yield was 2.12%.
Positioning and Strategies. The fund’s position in insurance company Aviva plc weighed on the fund’s relative performance. The fund’s holdings of Aviva returned approximately -48% for the reporting period as insurance companies were impacted by low interest rates, concerns about higher claims due to the COVID-19 pandemic, and suspension of dividends. Aviva was a non-index stock.
Investment banking company Citigroup, Inc. was another detractor from the fund’s relative performance. The fund’s overweight investment in Citigroup returned approximately -40% for the reporting period as many banks struggled due to concerns around potential loan losses related to the COVID-19 pandemic, slower loan growth, rising credit risk, and the impact of low interest rates on their income.
The fund’s performance relative to the index was enhanced by the fund’s position in Cisco Systems, Inc., a multinational technology conglomerate. The fund held an overweight position in Cisco through June 2020, which had negatively impacted the relative performance of the fund. However, in June, the weight of Cisco in the index increased significantly as part of its reconstitution. As a result, the fund ended up underweight in Cisco for the remainder of the reporting period, ultimately contributing to the fund’s relative performance over the reporting period. The fund’s holdings of Cisco returned approximately -9% for the reporting period. Cisco was impacted by decreased enterprise spending as a result of the COVID-19 pandemic.
Information technology company Apple Inc. was another contributor to the fund’s relative performance as a result of the 5G iPhone release, consumer spending driven by fiscal stimulus payments, and the company pushing into providing services. The return of the fund’s holdings of Apple was approximately 77% for the reporting period. Apple was a non-index stock.

Management views and portfolio holdings may have changed since the report date.
10
Schwab Active Equity Funds  |  Annual Report

Schwab Dividend Equity Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Dividend Equity Fund (9/2/03)	-13.30%	2.63%	7.60%
Russell 1000® Value Index	-7.57%	5.82%	9.48%
Dividend Equity Spliced Index	-7.57%	5.82%	9.68%
S&P 500® Index	9.71%	11.71%	13.01%
Fund Category: Morningstar Large Value[3]	-7.37%	5.38%	8.64%
Fund Expense Ratio[4]: 0.89%

Yields1
30-Day SEC Yield	2.12%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Active Equity Funds  |  Annual Report

Schwab Dividend Equity Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics
Number of Holdings	183
Weighted Average Market Cap (millions)	$126,933
Price/Earnings Ratio (P/E)	15.0
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate	70%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
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Schwab Active Equity Funds  |  Annual Report

Schwab Large-Cap Growth Fund as of October 31, 2020

The Schwab Large-Cap Growth Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in U.S. common stocks. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in large-cap stocks of U.S. companies. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, U.S. large-cap stocks outperformed small-cap stocks and growth stocks outperformed value stocks.
Performance. The fund returned 21.60% for the 12-month reporting period ended October 31, 2020, underperforming the Russell 1000® Growth Index (the index), which the fund uses for performance comparisons. The index returned 29.22% for the reporting period.
Positioning and Strategies. The fund’s underweight investment in electric car company Tesla, Inc. weighed on the fund’s relative performance. The fund’s holdings of Tesla returned approximately 80% for the reporting period, benefitting from its large-cap and growth characteristics. In addition, it saw solid demand from Chinese customers.
MasTec, Inc., an engineering company, was another detractor from the fund’s relative performance. The fund’s holdings of MasTec returned approximately -43% for the reporting period. MasTec suffered from concerns about its oil and gas construction business. MasTec was a non-index stock.
The Boeing Co. contributed to the fund relative performance. Boeing suffered from safety problems with the 737 MAX as well as decreased demand from airlines due to COVID-19 pandemic-related travel restrictions. The fund did not hold Boeing during the reporting period. Boeing was included in the index prior to its reconstitution in June 2020.
The fund’s overweight position in e-commerce company Amazon.com, Inc. was another contributor to the fund’s relative performance. The fund’s holdings of Amazon returned approximately 71% for the reporting period. Amazon benefitted from increased demand for cloud computing and work from home solutions related to the COVID-19 pandemic, increased online shopping as stay-at-home orders were implemented, and a growing advertising presence.

Management views and portfolio holdings may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab Large-Cap Growth Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Large-Cap Growth Fund (10/3/05)	21.60%	12.91%	13.46%
Russell 1000® Growth Index	29.22%	17.32%	16.31%
Fund Category: Morningstar Large Growth[2]	25.92%	14.64%	14.19%
Fund Expense Ratios[3]: Net 0.99%; Gross 1.03%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Active Equity Funds  |  Annual Report

Schwab Large-Cap Growth Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics1
Number of Holdings	108
Weighted Average Market Cap (millions)	$656,981
Price/Earnings Ratio (P/E)	31.7
Price/Book Ratio (P/B)	9.2
Portfolio Turnover Rate	65%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
15
Schwab Active Equity Funds  |  Annual Report

Schwab Small-Cap Equity Fund as of October 31, 2020

The Schwab Small-Cap Equity Fund (the fund) seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in small-cap equity securities. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, U.S. large-cap stocks outperformed small-cap stocks.
Performance. The fund returned -9.86% for the 12-month reporting period ended October 31, 2020, underperforming the Russell 2000® Index (the index), which the fund uses for performance comparisons. The index returned -0.14% for the reporting period.
Positioning and Strategies. The fund’s overweight investment in Atkore International Group, Inc. weighed on the fund’s relative performance. The fund’s holdings of Atkore International Group, a manufacturer and supplier of metal products and electrical raceway solutions, returned approximately -40% for the reporting period. Atkore International Group underperformed due to pricing headwinds as well as a lack of a performance catalyst.
First Bancorp, a bank holding company, was another detractor from the fund’s relative performance over the reporting period. The fund’s overweight investment in First Bancorp returned approximately -37% for the reporting period, underperforming other commercial banks partially as a result of it being based in Puerto Rico which, as a U.S. territory and not a state, some investors view as riskier especially during times of market uncertainty.
The fund’s performance relative to the index was enhanced by the fund’s holdings in Horizon Therapeutics plc, a biopharmaceutical company. The fund’s holdings of Horizon Therapeutics returned approximately 159% for the reporting period, as the company successfully transitioned from primary care drugs to specialty drugs for rare diseases. Horizon Therapeutics was a non-index stock.
Multinational specialty biopharmaceutical company Emergent BioSolutions, Inc. was another contributor to the fund’s relative performance as the company experienced momentum in contract development and manufacturing wins. The return of the fund’s overweight investment of Emergent BioSolutions was approximately 57% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab Small-Cap Equity Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Small-Cap Equity Fund (7/1/03)	-9.86%	3.16%	9.19%
Russell 2000® Index	-0.14%	7.27%	9.64%
Fund Category: Morningstar Small Blend[2]	-6.45%	5.00%	8.48%
Fund Expense Ratio[3]: 1.09%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Active Equity Funds  |  Annual Report

Schwab Small-Cap Equity Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics
Number of Holdings	327
Weighted Average Market Cap (millions)	$2,559
Price/Earnings Ratio (P/E)	12.2
Price/Book Ratio (P/B)	1.8
Portfolio Turnover Rate	113%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
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Schwab Active Equity Funds  |  Annual Report

Schwab Hedged Equity Fund as of October 31, 2020

The Schwab Hedged Equity Fund (the fund) seeks long-term capital appreciation over market cycles with lower volatility than the broad equity market. To pursue its investment objective, the fund establishes long and short positions in equity securities issued by U.S. companies. The fund typically purchases or sells short stocks of companies that have market capitalizations of $1 billion or more at the time the stock is purchased or sold short. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses.
Performance. The fund returned -9.33% for the 12-month reporting period ended October 31, 2020, underperforming the S&P 500® Index (the index), which the fund uses for performance comparisons. The index returned 9.71% for the reporting period.
Positioning and Strategies. Over the reporting period, stock selection within sectors detracted from the fund’s performance relative to the index. Allocation across sectors also detracted.
From a sector allocation standpoint, the fund’s short positions in the information technology and consumer discretionary sectors and long positions in the real estate sector detracted from relative performance. Short positions in the energy, industrials, and financials sectors, however, contributed to the fund’s relative performance.
Looking at stock selection, long positions in the financials and industrials sectors and short positions in the industrials sector detracted from relative performance. Long positions in the real estate and energy sectors and short positions in the consumer staples sector, however, contributed to the fund’s relative performance.
At the security level, the largest detractor from the total return of the fund was the fund’s long position in financial services company Citigroup, Inc. Citigroup returned approximately -40% for the reporting period. In contrast, the fund’s long position in technology company Apple Inc. contributed the most to the fund’s total return. The fund’s holdings of Apple returned approximately 77% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab Hedged Equity Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Hedged Equity Fund (9/3/02)	-9.33%	1.04%	4.44%
S&P 500® Index	9.71%	11.71%	13.01%
Fund Category: Morningstar Long-Short Equity[2]	2.03%	3.18%	4.57%
Fund Expense Ratios[3]: Net 1.92%; Gross 1.94%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
The Schwab Hedged Equity Fund’s long positions can decline in value at the same time the value of its shorted stocks increases, thereby increasing the potential for loss. The potential loss associated with short positions is much greater than the original value of the securities sold. The use of borrowing and short sales may cause the fund to have higher expenses than those of equity funds that do not use such techniques.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Active Equity Funds  |  Annual Report

Schwab Hedged Equity Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics
Number of Holdings
Long Holdings	193
Short Holdings	113
Weighted Average Market Cap (millions)
Long Holdings	$301,517
Short Holdings	$11,571
Price/Earnings Ratio (P/E)
Long Holdings	17.0
Short Holdings	23.9
Price/Book Ratio (P/B)
Long Holdings	2.7
Short Holdings	2.6
Portfolio Turnover Rate including short sales	168%
Portfolio Turnover Rate excluding short sales	75%
Top Equity Long Holdings % of Net Assets1

Top Equity Short Holdings % of Net Assets1

Portfolio holdings may have changed since the report date.
[1]	This list is not a recommendation of any security by the investment adviser.
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Schwab Active Equity Funds  |  Annual Report

Schwab Health Care Fund as of October 31, 2020

The Schwab Health Care Fund (the fund) seeks long-term capital growth. To pursue its goal, the fund primarily invests in equity securities issued by companies in the health care sector. The fund uses Schwab Equity Ratings® to aid its U.S. stock selection and Schwab’s proprietary international stock research to aid its international stock selection. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. U.S. health care stocks performed well over the reporting period, though slightly lagged the broader U.S. stock market. Health care stocks performed in line with the S&P 500® Index and performed better than the MSCI EAFE® Index. Many health care stocks benefitted from COVID-19 related testing and diagnostic demands and the development of vaccines.
Performance. The fund returned 9.57% for the 12-month reporting period ended October 31, 2020, underperforming the Dow Jones Global Health Care Index (the index), which the fund uses for performance comparisons. The index returned 11.63% for the reporting period.
Positioning and Strategies. The fund’s overweight investment in Merck & Co., Inc., a pharmaceutical company, weighed on the fund’s relative performance. The fund’s holdings of Merck returned approximately -11% for the reporting period, as a result of concerns about the company’s increasing reliance on a single drug and the likelihood of merger and acquisitions in order to diversify pressured stock.
Biopharmaceutical company Regeneron Pharmaceutical, Inc. was another detractor from the fund’s relative performance over the reporting period. The fund’s underweight investment in Regeneron Pharmaceutical returned approximately 19% for the reporting period. As the maker of an experimental COVID-19 antibody treatment, Regeneron Pharmaceutical performed well.
The fund’s performance relative to the index was enhanced by an overweight investment in Horizon Therapeutics plc, a biopharmaceutical company. The fund’s holdings of Horizon Therapeutics returned approximately 159% for the reporting period, benefitting from strong demand for its major drugs.
The fund’s overweight position in Thermo Fisher Scientific, Inc., which manufactures scientific instruments, consumables, and chemicals, was another contributor to the fund’s relative performance, benefiting from COVID-19 related testing demand. The return of the fund’s holdings of Thermo Fisher Scientific was approximately 57% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab Health Care Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Health Care Fund (7/3/00)	9.57%	7.76%	13.79%
Dow Jones Global Health Care Index	11.63%	8.60%	12.86%
S&P 500® Index	9.71%	11.71%	13.01%
Fund Category: Morningstar Health[3]	22.92%	9.21%	14.90%
Fund Expense Ratio[4]: 0.80%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Since the Schwab Health Care Fund focuses its investments on companies involved in a specific sector, this fund may involve a greater degree of risk than an investment in mutual funds that do not concentrate their investments.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Active Equity Funds  |  Annual Report

Schwab Health Care Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics
Number of Holdings	91
Weighted Average Market Cap (millions)	$123,222
Price/Earnings Ratio (P/E)	24.8
Price/Book Ratio (P/B)	5.3
Portfolio Turnover Rate	73%
Industry Weightings % of Investments

Top Equity Holdings % of Net Assets1

Portfolio holdings may have changed since the report date.
Source of Industry Classification: S&P and MSCI.
[1]	This list is not a recommendation of any security by the investment adviser.
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Schwab Active Equity Funds  |  Annual Report

Schwab International Core Equity Fund as of October 31, 2020

The Schwab International Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in the stocks of publicly traded companies located in developed market countries excluding the U.S. To aid its stock selection, the fund uses Schwab’s proprietary international stock research. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and plunging markets into bear-market territory with record speed. At their lows, key international stock indices had lost as much as one-third of their former value. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. While the extraordinary response prompted a rally in global equity markets from their March lows and key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period, historic volatility remained and international equity markets lost steam during the final two months of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. The U.S. dollar weakened against a basket of foreign currencies for the reporting period, generally increasing the returns on overseas investments in U.S. dollar terms.
Performance. The fund returned -6.01% for the 12-month reporting period ended October 31, 2020, outperforming the MSCI EAFE® Index (Net) (the index), which the fund uses for performance comparisons. The index returned -6.86% for the reporting period.
Positioning and Strategies. The fund’s position in Tencent Holdings Ltd., a multinational technology conglomerate holding company, enhanced the fund’s relative performance. The fund’s holdings of Tencent Holdings returned approximately 87% in U.S. dollar terms for the reporting period. Tencent benefitted from new game releases and an increase in gaming activity as people stayed home. Tencent Holdings was a non-index stock.
The fund’s overweight position in Sony Corp. was another contributor to the fund’s relative performance as a result of an increase in demand for image sensors and excitement over the launch of a new PlayStation, the PS5. The return of the fund’s holdings of Sony was approximately 36% in U.S. dollar terms for the reporting period.
The fund’s position in Invincible Investment Corp., a real estate investment trust, weighed on the fund’s relative performance. The fund’s holdings of Invincible Investment returned approximately -53% in U.S. dollar terms for the reporting period, impacted by the shutdown of global tourism and the postponement of the 2020 summer Olympics in Japan. Invincible Investment was a non-stock index. The fund sold its position in Invincible Investment Corp. in September 2020.
Insurance company Aviva plc was another detractor from the fund’s relative performance. The fund’s overweight investment in Aviva returned approximately -29% in U.S. dollar terms for the reporting period as insurance companies were impacted by low interest rates, concerns about higher claims due to the COVID-19 pandemic, and suspension of dividends. The fund sold its position in Aviva in September 2020.

Management views and portfolio holdings may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab International Core Equity Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab International Core Equity Fund (5/30/08)	-6.01%	1.61%	4.42%
MSCI EAFE® Index (Net)[3]	-6.86%	2.85%	3.82%
Fund Category: Morningstar Foreign Large Blend[4]	-4.19%	3.23%	3.65%
Fund Expense Ratios[5]: Net 0.86%; Gross 0.87%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
26
Schwab Active Equity Funds  |  Annual Report

Schwab International Core Equity Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics
Number of Holdings	166
Weighted Average Market Cap (millions)	$81,425
Price/Earnings Ratio (P/E)	17.7
Price/Book Ratio (P/B)	2.1
Portfolio Turnover Rate	97%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets1
Top Country Weightings % of Investments2

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
27
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2020 and held through October 31, 2020.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/20	Ending Account Value (Net of Expenses) at 10/31/20	Expenses Paid During Period 5/1/20-10/31/20[2]
Schwab Core Equity Fund
Actual Return	0.73%	$1,000.00	$1,103.20	$ 3.86
Hypothetical 5% Return	0.73%	$1,000.00	$1,021.43	$ 3.71
Schwab Dividend Equity Fund
Actual Return	0.89%	$1,000.00	$1,039.10	$ 4.56
Hypothetical 5% Return	0.89%	$1,000.00	$1,020.63	$ 4.52
Schwab Large-Cap Growth Fund
Actual Return	0.99%	$1,000.00	$1,176.00	$ 5.42
Hypothetical 5% Return	0.99%	$1,000.00	$1,020.12	$ 5.03
Schwab Small-Cap Equity Fund
Actual Return	1.09%	$1,000.00	$1,153.60	$ 5.90
Hypothetical 5% Return	1.09%	$1,000.00	$1,019.62	$ 5.53
Schwab Hedged Equity Fund[3]
Actual Return	1.98%	$1,000.00	$ 969.40	$ 9.80
Hypothetical 5% Return	1.98%	$1,000.00	$1,015.15	$10.03
Schwab Health Care Fund
Actual Return	0.80%	$1,000.00	$1,036.30	$ 4.09
Hypothetical 5% Return	0.80%	$1,000.00	$1,021.08	$ 4.06
Schwab International Core Equity Fund
Actual Return	0.86%	$1,000.00	$1,117.80	$ 4.58
Hypothetical 5% Return	0.86%	$1,000.00	$1,020.78	$ 4.37

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by 366 days of the fiscal year.
[3]	Schwab Hedged Equity Fund’s expense ratio includes non-recurring interest expense, stock loan fees and dividend expenses paid on securities sold short.
28
Schwab Active Equity Funds  |  Annual Report

Schwab Core Equity Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$21.87	$22.40	$24.36	$19.65	$23.10
Income (loss) from investment operations:
Net investment income (loss)[1]	0.20	0.21	0.26	0.34	0.38
Net realized and unrealized gains (losses)	0.82	1.99	0.41	4.71	(0.52)
Total from investment operations	1.02	2.20	0.67	5.05	(0.14)
Less distributions:
Distributions from net investment income	(0.20)	(0.27)	(0.34)	(0.34)	(0.36)
Distributions from net realized gains	(0.45)	(2.46)	(2.29)	—	(2.95)
Total distributions	(0.65)	(2.73)	(2.63)	(0.34)	(3.31)
Net asset value at end of period	$22.24	$21.87	$22.40	$24.36	$19.65
Total return	4.65%	12.02%	2.71%	26.00%	(0.50%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.73%	0.73%	0.73%	0.73%	0.73%
Gross operating expenses	0.73%	0.73%	0.73%	0.74%	0.73%
Net investment income (loss)	0.91%	1.01%	1.12%	1.53%	1.93%
Portfolio turnover rate	97%	98%	101%	86%	80%
Net assets, end of period (x 1,000,000)	$1,957	$2,182	$2,138	$2,353	$2,075

1
Calculated based on the average shares outstanding during the period.
29
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.2% of net assets

Automobiles & Components 0.2%
General Motors Co.	89,688	3,096,927

Banks 2.8%
Bank of America Corp.	342,920	8,127,204
Citigroup, Inc.	171,497	7,103,406
Citizens Financial Group, Inc.	315,794	8,605,387
Comerica, Inc.	66,755	3,038,020
JPMorgan Chase & Co.	292,604	28,686,896
		55,560,913

Capital Goods 4.6%
AGCO Corp.	79,542	6,127,120
Allison Transmission Holdings, Inc.	134,182	4,850,679
Dover Corp.	59,138	6,547,168
Illinois Tool Works, Inc.	116,396	22,799,649
Lockheed Martin Corp.	50,213	17,581,078
Masco Corp.	135,174	7,245,326
Otis Worldwide Corp.	101,304	6,207,909
Rexnord Corp.	202,295	6,489,624
Rockwell Automation, Inc.	53,201	12,615,021
		90,463,574

Commercial & Professional Services 1.3%
Cintas Corp.	17,279	5,435,109
Republic Services, Inc.	126,980	11,195,827
Robert Half International, Inc.	190,916	9,677,532
		26,308,468

Consumer Durables & Apparel 3.1%
Carter's, Inc.	23,743	1,933,867
Deckers Outdoor Corp. *	67,464	17,093,354
Hanesbrands, Inc.	474,053	7,618,032
Lululemon Athletica, Inc. *	24,754	7,903,705
NIKE, Inc., Class B	106,891	12,835,471
PulteGroup, Inc.	163,900	6,680,564
Tapestry, Inc.	85,832	1,908,045
YETI Holdings, Inc. *	104,636	5,177,389
		61,150,427

Consumer Services 1.2%
Domino's Pizza, Inc.	22,061	8,346,117
Hilton Worldwide Holdings, Inc.	131,076	11,509,784
Papa John's International, Inc.	42,258	3,236,963
		23,092,864

Diversified Financials 3.6%
Affiliated Managers Group, Inc.	107,441	8,097,828
Ameriprise Financial, Inc.	35,840	5,764,147
Capital One Financial Corp.	164,317	12,008,286
Jefferies Financial Group, Inc.	406,530	7,931,400
OneMain Holdings, Inc.	166,680	5,815,465
Security	Number of Shares	Value ($)
S&P Global, Inc.	85,869	27,712,503
T. Rowe Price Group, Inc.	22,075	2,796,020
The Bank of New York Mellon Corp.	9,334	320,716
		70,446,365

Energy 1.0%
Chevron Corp.	79,373	5,516,424
ConocoPhillips	256,455	7,339,742
Valero Energy Corp.	172,269	6,651,306
		19,507,472

Food & Staples Retailing 1.9%
Koninklijke Ahold Delhaize N.V. ADR	262,981	7,247,756
The Kroger Co.	485,050	15,623,460
Walmart, Inc.	99,934	13,865,843
		36,737,059

Food, Beverage & Tobacco 3.7%
Altria Group, Inc.	180,219	6,502,302
Campbell Soup Co.	163,857	7,647,206
General Mills, Inc.	450,081	26,608,789
Monster Beverage Corp. *	74,992	5,742,137
Nestle S.A. ADR	93,492	10,496,347
PepsiCo, Inc.	40,787	5,436,499
The JM Smucker Co.	18,544	2,080,637
Tyson Foods, Inc., Class A	128,350	7,345,470
		71,859,387

Health Care Equipment & Services 6.2%
Anthem, Inc.	66,812	18,226,313
Cardinal Health, Inc.	94,952	4,347,852
Cerner Corp.	87,531	6,135,048
Edwards Lifesciences Corp. *	255,978	18,351,063
Hill-Rom Holdings, Inc.	114,109	10,391,907
Hologic, Inc. *	215,331	14,819,079
IDEXX Laboratories, Inc. *	24,460	10,391,097
McKesson Corp.	25,855	3,813,354
Medtronic plc	69,989	7,038,794
ResMed, Inc.	23,585	4,526,905
UnitedHealth Group, Inc.	56,460	17,228,204
West Pharmaceutical Services, Inc.	22,411	6,097,361
		121,366,977

Household & Personal Products 1.2%
The Procter & Gamble Co.	172,753	23,684,436

Insurance 4.1%
Aflac, Inc.	226,521	7,690,388
Fidelity National Financial, Inc.	508,327	15,905,552
MetLife, Inc.	539,052	20,403,118

30
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
The Allstate Corp.	277,814	24,655,992
The Hartford Financial Services Group, Inc.	312,617	12,042,007
		80,697,057

Materials 3.1%
Berry Global Group, Inc. *	241,886	11,279,144
Louisiana-Pacific Corp.	196,524	5,616,656
RPM International, Inc.	85,378	7,228,955
The Scotts Miracle-Gro Co.	12,757	1,914,188
The Sherwin-Williams Co.	49,944	34,360,473
		60,399,416

Media & Entertainment 9.4%
Alphabet, Inc., Class A *	37,070	59,909,198
Altice USA, Inc., Class A *	311,515	8,395,329
Charter Communications, Inc., Class A *	26,238	15,843,029
Electronic Arts, Inc. *	51,123	6,126,069
Facebook, Inc., Class A *	272,113	71,595,652
Nintendo Co., Ltd. ADR	325,652	22,056,410
		183,925,687

Pharmaceuticals, Biotechnology & Life Sciences 6.9%
Alexion Pharmaceuticals, Inc. *	201,559	23,207,503
Amgen, Inc.	58,404	12,670,164
Emergent BioSolutions, Inc. *	64,390	5,793,168
Gilead Sciences, Inc.	71,658	4,166,913
Johnson & Johnson	77,660	10,647,963
Merck & Co., Inc.	73,101	5,497,926
Novartis AG ADR	200,831	15,680,884
Novo Nordisk A/S ADR	155,830	9,955,979
PerkinElmer, Inc.	33,674	4,362,467
Regeneron Pharmaceuticals, Inc. *	17,667	9,603,074
Roche Holding AG ADR	361,293	14,448,107
Thermo Fisher Scientific, Inc.	23,877	11,296,686
Vertex Pharmaceuticals, Inc. *	38,813	8,087,077
		135,417,911

Real Estate 3.1%
American Tower Corp.	17,545	4,029,209
Cousins Properties, Inc.	185,034	4,714,666
CyrusOne, Inc.	113,816	8,086,627
Host Hotels & Resorts, Inc.	544,700	5,708,456
Mid-America Apartment Communities, Inc.	120,193	14,018,110
Omega Healthcare Investors, Inc.	170,936	4,924,666
SBA Communications Corp.	68,650	19,933,901
		61,415,635

Retailing 9.5%
Amazon.com, Inc. *	36,386	110,473,354
AutoNation, Inc. *	145,298	8,242,756
Best Buy Co., Inc.	129,833	14,482,871
Etsy, Inc. *	14,269	1,734,968
Lowe's Cos., Inc.	137,442	21,729,580
The Home Depot, Inc.	108,131	28,839,619
		185,503,148

Semiconductors & Semiconductor Equipment 3.5%
Broadcom, Inc.	25,529	8,925,704
Intel Corp.	255,430	11,310,440
KLA Corp.	79,379	15,651,951
Security	Number of Shares	Value ($)
NVIDIA Corp.	53,199	26,671,851
Teradyne, Inc.	72,729	6,389,243
		68,949,189

Software & Services 14.7%
Accenture plc, Class A	79,652	17,277,315
Adobe, Inc. *	65,585	29,323,054
Booz Allen Hamilton Holding Corp.	200,383	15,730,066
Citrix Systems, Inc.	114,187	12,933,961
Cognizant Technology Solutions Corp., Class A	29,426	2,101,605
DocuSign, Inc. *	24,597	4,974,743
Fair Isaac Corp. *	15,129	5,922,247
International Business Machines Corp.	34,309	3,830,943
Mastercard, Inc., Class A	142,855	41,233,667
Microsoft Corp.	660,062	133,642,753
VeriSign, Inc. *	71,448	13,625,134
Visa, Inc., Class A	28,562	5,190,001
Workday, Inc., Class A *	9,645	2,026,607
		287,812,096

Technology Hardware & Equipment 8.2%
Apple Inc.	1,470,288	160,055,552

Telecommunication Services 2.5%
AT&T, Inc.	403,493	10,902,381
Verizon Communications, Inc.	655,687	37,367,602
		48,269,983

Transportation 1.1%
Expeditors International of Washington, Inc.	170,041	15,026,523
Union Pacific Corp.	30,946	5,483,322
		20,509,845

Utilities 2.3%
Exelon Corp.	268,048	10,692,435
NextEra Energy, Inc.	136,348	9,982,037
NRG Energy, Inc.	288,449	9,120,757
OGE Energy Corp.	136,461	4,198,905
Portland General Electric Co.	90,782	3,567,733
UGI Corp.	113,198	3,660,823
Xcel Energy, Inc.	57,772	4,045,773
		45,268,463
Total Common Stock
(Cost $1,477,710,457)		1,941,498,851

Other Investment Company 0.7% of net assets

Money Market Fund 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (a)	12,873,240	12,873,240
Total Other Investment Company
(Cost $12,873,240)		12,873,240
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt

31
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Portfolio Holdings as of October 31, 2020 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$1,941,498,851	$—	$—	$1,941,498,851
Other Investment Company[1]	12,873,240	—	—	12,873,240
Total	$1,954,372,091	$—	$—	$1,954,372,091
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
32
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in unaffiliated issuers, at value (cost $1,490,583,697)		$1,954,372,091
Deposit with broker for futures contracts		1,200,000
Receivables:
Dividends		2,075,422
Fund shares sold		1,199,628
Foreign tax reclaims		374,104
Prepaid expenses	+	18,797
Total assets		1,959,240,042
Liabilities
Payables:
Investment adviser and administrator fees		846,539
Shareholder service fees		436,951
Fund shares redeemed		915,251
Accrued expenses	+	136,612
Total liabilities		2,335,353
Net Assets
Total assets		1,959,240,042
Total liabilities	–	2,335,353
Net assets		$1,956,904,689
Net Assets by Source
Capital received from investors		1,402,150,952
Total distributable earnings		554,753,737

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,956,904,689		87,997,701		$22.24

33
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends (net of foreign withholding tax of $337,506)		$33,535,381
Securities on loan, net	+	181,521
Total investment income		33,716,902
Expenses
Investment adviser and administrator fees		9,713,496
Shareholder service fees		5,019,597
Portfolio accounting fees		70,325
Shareholder reports		50,932
Professional fees		42,554
Registration fees		33,187
Transfer agent fees		30,539
Independent trustees’ fees		17,079
Custodian fees		16,310
Other expenses	+	26,057
Total expenses		15,020,076
Expense reduction by CSIM and its affiliates	–	30,539
Net expenses	–	14,989,537
Net investment income		18,727,365
Realized and Unrealized Gains (Losses)
Net realized gains on investments		79,686,207
Net realized losses on futures contracts	+	(2,012,011)
Net realized gains		77,674,196
Net change in unrealized appreciation (depreciation) on investments	+	(9,143,636)
Net realized and unrealized gains		68,530,560
Increase in net assets resulting from operations		$87,257,925
34
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$18,727,365	$21,633,840
Net realized gains		77,674,196	45,629,093
Net change in unrealized appreciation (depreciation)	+	(9,143,636)	179,996,703
Increase in net assets from operations		87,257,925	247,259,636
Distributions to Shareholders
Total distributions		($63,919,641)	($258,813,892)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,154,672	$86,639,129	11,415,378	$217,630,660
Shares reinvested		2,083,874	46,553,727	10,439,291	193,753,240
Shares redeemed	+	(18,036,297)	(381,670,564)	(17,535,305)	(356,277,403)
Net transactions in fund shares		(11,797,751)	($248,477,708)	4,319,364	$55,106,497
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		99,795,452	$2,182,044,113	95,476,088	$2,138,491,872
Total increase or decrease	+	(11,797,751)	(225,139,424)	4,319,364	43,552,241
End of period		87,997,701	$1,956,904,689	99,795,452	$2,182,044,113
35
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Dividend Equity Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$15.07	$15.43	$17.21	$14.39	$16.43
Income (loss) from investment operations:
Net investment income (loss)[1]	0.28	0.23	0.22	0.29	0.31
Net realized and unrealized gains (losses)	(2.15)	0.93	(0.27)	2.75	(0.29)
Total from investment operations	(1.87)	1.16	(0.05)	3.04	0.02
Less distributions:
Distributions from net investment income	(0.26)	(0.24)	(0.30)	(0.22)	(0.32)
Distributions from net realized gains	(0.80)	(1.28)	(1.43)	—	(1.74)
Total distributions	(1.06)	(1.52)	(1.73)	(0.22)	(2.06)
Net asset value at end of period	$12.14	$15.07	$15.43	$17.21	$14.39
Total return	(13.30%)	8.78%	(0.63%)	21.19%	0.26%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.89%	0.89%	0.88%	0.88%	0.88%
Gross operating expenses	0.90%	0.89%	0.88%	0.88%	0.89%
Net investment income (loss)	2.16%	1.58%	1.36%	1.78%	2.18%
Portfolio turnover rate	70%	70%	79%	70%	74%
Net assets, end of period (x 1,000,000)	$577	$847	$1,249	$1,469	$1,560

1
Calculated based on the average shares outstanding during the period.
36
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Dividend Equity Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.5% of net assets

Automobiles & Components 0.3%
Dorman Products, Inc. *	6,500	580,255
Magna International, Inc.	28,201	1,440,002
		2,020,257

Banks 7.0%
Australia & New Zealand Banking Group Ltd.	257,063	3,411,388
Bank of America Corp.	201,491	4,775,337
Citigroup, Inc.	139,610	5,782,646
Citizens Financial Group, Inc.	100,497	2,738,543
Fifth Third Bancorp	83,639	1,942,098
Flagstar Bancorp, Inc.	187,320	5,497,842
JPMorgan Chase & Co.	159,956	15,682,086
MGIC Investment Corp.	71,329	717,570
		40,547,510

Capital Goods 8.6%
ACS Actividades de Construccion y Servicios S.A.	32,164	764,561
Allison Transmission Holdings, Inc.	112,670	4,073,021
Carlisle Cos., Inc.	11,377	1,409,269
CITIC Ltd.	460,000	328,872
Crane Co.	27,973	1,419,630
Cummins, Inc.	7,597	1,670,505
Dover Corp.	80,358	8,896,434
Illinois Tool Works, Inc.	18,181	3,561,294
Lockheed Martin Corp.	12,578	4,403,935
Masco Corp.	161,752	8,669,907
Masonite International Corp. *	21,928	1,929,664
MSC Industrial Direct Co., Inc., Class A	19,097	1,330,297
Mueller Industries, Inc.	91,500	2,647,095
Raytheon Technologies Corp.	53,282	2,894,278
Rexnord Corp.	163,766	5,253,613
SPX Corp. *	7,500	317,925
		49,570,300

Commercial & Professional Services 1.7%
CoreLogic, Inc.	35,500	2,731,015
ManpowerGroup, Inc.	70,606	4,792,029
McGrath RentCorp	18,330	1,046,277
Republic Services, Inc.	15,400	1,357,818
		9,927,139

Consumer Durables & Apparel 2.8%
Crocs, Inc. *	39,324	2,057,825
Hanesbrands, Inc.	255,469	4,105,387
Leggett & Platt, Inc.	18,085	754,687
Lennar Corp., Class A	11,838	831,383
Newell Brands, Inc.	184,755	3,262,773
PulteGroup, Inc.	18,073	736,656
Security	Number of Shares	Value ($)
TRI Pointe Group, Inc. *	162,416	2,668,495
Wolverine World Wide, Inc.	55,984	1,493,093
		15,910,299

Consumer Services 1.0%
Bloomin' Brands, Inc.	55,758	779,497
Domino's Pizza, Inc.	1,584	599,259
Extended Stay America, Inc.	88,164	1,000,661
Hilton Worldwide Holdings, Inc.	26,336	2,312,564
Papa John's International, Inc.	6,348	486,257
Wyndham Destinations, Inc.	24,486	798,978
		5,977,216

Diversified Financials 7.2%
Ameriprise Financial, Inc.	34,362	5,526,441
Berkshire Hathaway, Inc., Class B *	6,180	1,247,742
BlackRock, Inc.	1,603	960,534
Capital One Financial Corp.	29,000	2,119,320
Evercore, Inc., Class A	42,004	3,340,998
Invesco Ltd.	48,300	633,213
Jefferies Financial Group, Inc.	45,908	895,665
Lazard Ltd., Class A	100,729	3,391,545
Morgan Stanley	142,603	6,866,334
Navient Corp.	464,097	3,717,417
OneMain Holdings, Inc.	133,319	4,651,500
ORIX Corp.	87,300	1,020,994
S&P Global, Inc.	6,748	2,177,782
State Street Corp.	20,947	1,233,778
Synchrony Financial	32,003	800,715
T. Rowe Price Group, Inc.	23,628	2,992,723
Virtu Financial, Inc., Class A	9,500	203,110
		41,779,811

Energy 3.4%
Chevron Corp.	136,284	9,471,738
Exxon Mobil Corp.	191,525	6,247,545
HollyFrontier Corp.	28,159	521,223
Kinder Morgan, Inc.	71,943	856,122
Marathon Petroleum Corp.	36,178	1,067,251
Valero Energy Corp.	32,396	1,250,810
		19,414,689

Food & Staples Retailing 1.5%
Koninklijke Ahold Delhaize N.V.	74,358	2,038,582
Sprouts Farmers Market, Inc. *	15,163	288,855
The Kroger Co.	84,569	2,723,968
Walmart, Inc.	26,803	3,718,916
		8,770,321

Food, Beverage & Tobacco 4.5%
Altria Group, Inc.	166,301	6,000,140
Flowers Foods, Inc.	241,911	5,704,261
General Mills, Inc.	77,812	4,600,245
Ingredion, Inc.	10,793	765,116
The Hershey Co.	24,211	3,328,044

37
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
The JM Smucker Co.	34,808	3,905,458
Tyson Foods, Inc., Class A	31,739	1,816,423
		26,119,687

Health Care Equipment & Services 6.1%
Abbott Laboratories	21,997	2,312,105
Anthem, Inc.	8,924	2,434,467
Cardinal Health, Inc.	90,406	4,139,691
CONMED Corp.	13,794	1,075,518
Danaher Corp.	7,400	1,698,596
DENTSPLY SIRONA, Inc.	30,592	1,443,637
Hill-Rom Holdings, Inc.	59,533	5,421,670
Hologic, Inc. *	29,456	2,027,162
McKesson Corp.	10,515	1,550,857
Medtronic plc	84,435	8,491,628
STERIS plc	11,453	2,029,357
UnitedHealth Group, Inc.	8,117	2,476,821
Zimmer Biomet Holdings, Inc.	419	55,350
		35,156,859

Household & Personal Products 2.8%
Kimberly-Clark Corp.	37,641	4,990,820
The Procter & Gamble Co.	81,771	11,210,804
		16,201,624

Insurance 4.3%
American Financial Group, Inc.	20,000	1,498,800
Fidelity National Financial, Inc.	61,095	1,911,663
First American Financial Corp.	42,059	1,875,411
MetLife, Inc.	186,384	7,054,634
The Allstate Corp.	125,391	11,128,451
The Hartford Financial Services Group, Inc.	29,565	1,138,844
		24,607,803

Materials 7.2%
Axalta Coating Systems Ltd. *	107,444	2,697,919
Berry Global Group, Inc. *	51,549	2,403,730
BHP Group plc	112,063	2,170,923
Boise Cascade Co.	28,900	1,109,182
CF Industries Holdings, Inc.	57,275	1,581,363
China Resources Cement Holdings Ltd.	848,000	1,110,396
Commercial Metals Co.	39,330	812,164
Fortescue Metals Group Ltd.	151,690	1,855,698
Minerals Technologies, Inc.	87,817	4,802,712
PPG Industries, Inc.	35,418	4,594,423
Reliance Steel & Aluminum Co.	49,126	5,354,243
RPM International, Inc.	22,025	1,864,857
Sensient Technologies Corp.	35,798	2,342,263
The Sherwin-Williams Co.	12,536	8,624,517
		41,324,390

Media & Entertainment 3.3%
Activision Blizzard, Inc.	34,150	2,586,180
Alphabet, Inc., Class A *	1,212	1,958,725
Altice USA, Inc., Class A *	70,600	1,902,670
Comcast Corp., Class A	181,362	7,660,731
Electronic Arts, Inc. *	15,356	1,840,110
Nintendo Co., Ltd.	5,200	2,811,581
Take-Two Interactive Software, Inc. *	1,607	248,956
		19,008,953

Security	Number of Shares	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 7.7%
Alexion Pharmaceuticals, Inc. *	3,070	353,480
Amgen, Inc.	1,862	403,942
Biogen, Inc. *	5,106	1,287,069
Bristol-Myers Squibb Co.	60	3,507
Gilead Sciences, Inc.	76,028	4,421,028
Johnson & Johnson	99,080	13,584,859
Medpace Holdings, Inc. *	14,666	1,627,046
Merck & Co., Inc.	6,855	515,565
Novartis AG	11,522	897,824
Novo Nordisk A/S, Class B	14,681	936,143
Pfizer, Inc.	255,316	9,058,612
Regeneron Pharmaceuticals, Inc. *	4,056	2,204,679
Roche Holding AG	27,865	8,953,898
		44,247,652

Real Estate 4.7%
American Tower Corp.	7,484	1,718,701
Corporate Office Properties Trust	126,966	2,847,847
Cousins Properties, Inc.	114,580	2,919,499
CyrusOne, Inc.	15,800	1,122,590
Gaming & Leisure Properties, Inc.	25,397	923,181
Global Net Lease, Inc.	111,700	1,589,491
Longfor Group Holdings Ltd.	78,500	430,110
Mid-America Apartment Communities, Inc.	26,864	3,133,148
National Storage Affiliates Trust	26,997	914,928
Omega Healthcare Investors, Inc.	77,179	2,223,527
Prologis, Inc.	83,050	8,238,560
Sabra Health Care REIT, Inc.	65,033	855,834
		26,917,416

Retailing 2.7%
AutoNation, Inc. *	20,100	1,140,273
Best Buy Co., Inc.	45,740	5,102,297
Lowe's Cos., Inc.	15,591	2,464,937
Target Corp.	11,263	1,714,454
The Home Depot, Inc.	20,351	5,427,815
		15,849,776

Semiconductors & Semiconductor Equipment 3.8%
Broadcom, Inc.	6,860	2,398,462
Intel Corp.	262,105	11,606,009
KLA Corp.	9,315	1,836,732
QUALCOMM, Inc.	33,522	4,135,274
Texas Instruments, Inc.	13,032	1,884,297
		21,860,774

Software & Services 2.7%
Accenture plc, Class A	15,494	3,360,804
Citrix Systems, Inc.	12,778	1,447,364
Cognizant Technology Solutions Corp., Class A	23,111	1,650,588
Fortinet, Inc. *	10,289	1,135,597
International Business Machines Corp.	27,300	3,048,318
Microsoft Corp.	20,243	4,098,600
Oracle Corp.	16,794	942,311
		15,683,582

Technology Hardware & Equipment 3.1%
Apple Inc.	66,272	7,214,370
HP, Inc.	21,856	392,534

38
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Jabil, Inc.	179,696	5,955,125
Samsung Electronics Co., Ltd.	88,564	4,451,723
		18,013,752

Telecommunication Services 4.7%
AT&T, Inc.	350,657	9,474,752
Verizon Communications, Inc.	308,741	17,595,150
		27,069,902

Transportation 1.9%
Ryder System, Inc.	79,903	3,936,022
Schneider National, Inc., Class B	157,872	3,482,656
Southwest Airlines Co.	24,764	978,921
Union Pacific Corp.	10,400	1,842,776
Werner Enterprises, Inc.	13,566	515,779
		10,756,154

Utilities 6.5%
American Water Works Co., Inc.	9,470	1,425,330
Exelon Corp.	260,358	10,385,681
IDACORP, Inc.	30,380	2,665,237
NextEra Energy, Inc.	43,300	3,169,993
NRG Energy, Inc.	135,878	4,296,462
Security	Number of Shares	Value ($)
OGE Energy Corp.	202,852	6,241,756
Portland General Electric Co.	96,059	3,775,119
UGI Corp.	115,893	3,747,980
Vistra Corp.	96,230	1,671,515
		37,379,073
Total Common Stock
(Cost $542,408,082)		574,114,939
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investment 0.4% of net assets

Time Deposit 0.4%
JPMorgan Chase Bank
0.01%, 11/02/20 (a)	2,049,286	2,049,286
Total Short-Term Investment
(Cost $2,049,286)		2,049,286
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$283,934,834	$—	$—	$283,934,834
Banks	37,136,122	3,411,388	—	40,547,510
Capital Goods	48,476,867	1,093,433	—	49,570,300
Diversified Financials	40,758,817	1,020,994	—	41,779,811
Food & Staples Retailing	6,731,739	2,038,582	—	8,770,321
Materials	36,187,373	5,137,017	—	41,324,390
Media & Entertainment	16,197,372	2,811,581	—	19,008,953
Pharmaceuticals, Biotechnology & Life Sciences	33,459,787	10,787,865	—	44,247,652
Real Estate	26,487,306	430,110	—	26,917,416
Technology Hardware & Equipment	13,562,029	4,451,723	—	18,013,752
Short-Term Investment[1]	—	2,049,286	—	2,049,286
Total	$542,932,246	$33,231,979	$—	$576,164,225
[1]	As categorized in Portfolio Holdings.
39
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Dividend Equity Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in unaffiliated issuers, at value (cost $544,457,368)		$576,164,225
Receivables:
Dividends		1,149,503
Foreign tax reclaims		137,095
Fund shares sold		90,749
Prepaid expenses	+	16,330
Total assets		577,557,902
Liabilities
Payables:
Investment adviser and administrator fees		309,324
Shareholder service fees		126,686
Fund shares redeemed		300,919
Accrued expenses	+	119,585
Total liabilities		856,514
Net Assets
Total assets		577,557,902
Total liabilities	–	856,514
Net assets		$576,701,388
Net Assets by Source
Capital received from investors		572,705,412
Total distributable earnings		3,995,976

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$576,701,388		47,518,830		$12.14

40
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Dividend Equity Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends (net of foreign withholding tax of $123,534)		$21,051,847
Interest		10,512
Securities on loan, net	+	26,772
Total investment income		21,089,131
Expenses
Investment adviser and administrator fees		4,297,978
Shareholder service fees		1,658,499
Portfolio accounting fees		87,228
Shareholder reports		37,827
Professional fees		37,108
Registration fees		28,948
Custodian fees		26,186
Transfer agent fees		16,855
Independent trustees’ fees		10,951
Other expenses	+	13,359
Total expenses		6,214,939
Expense reduction by CSIM and its affiliates	–	44,623
Net expenses	–	6,170,316
Net investment income		14,918,815
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(28,811,207)
Net realized gains on futures contracts		103,224
Net realized losses on foreign currency transactions	+	(37,666)
Net realized losses		(28,745,649)
Net change in unrealized appreciation (depreciation) on investments		(91,572,168)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	8,729
Net change in unrealized appreciation (depreciation)	+	(91,563,439)
Net realized and unrealized losses		(120,309,088)
Decrease in net assets resulting from operations		($105,390,273)
41
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$14,918,815	$14,944,406
Net realized gains (losses)		(28,745,649)	43,656,520
Net change in unrealized appreciation (depreciation)	+	(91,563,439)	7,941,778
Increase (decrease) in net assets from operations		(105,390,273)	66,542,704
Distributions to Shareholders
Total distributions		($57,745,153)	($116,674,245)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,025,001	$39,046,505	4,035,151	$55,294,907
Shares reinvested		3,317,070	46,974,063	5,687,633	76,661,106
Shares redeemed	+	(15,016,968)	(193,138,459)	(34,473,540)	(483,993,577)
Net transactions in fund shares		(8,674,897)	($107,117,891)	(24,750,756)	($352,037,564)
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		56,193,727	$846,954,705	80,944,483	$1,249,123,810
Total decrease	+	(8,674,897)	(270,253,317)	(24,750,756)	(402,169,105)
End of period		47,518,830	$576,701,388	56,193,727	$846,954,705
42
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$18.07	$18.04	$18.65	$15.20	$17.68
Income (loss) from investment operations:
Net investment income (loss)[1]	0.00 [2]	0.06	0.06	0.08	0.20
Net realized and unrealized gains (losses)	3.76	1.79	0.75	4.04	(0.12)
Total from investment operations	3.76	1.85	0.81	4.12	0.08
Less distributions:
Distributions from net investment income	(0.03)	(0.07)	(0.07)	(0.17)	(0.20)
Distributions from net realized gains	(0.95)	(1.75)	(1.35)	(0.50)	(2.36)
Total distributions	(0.98)	(1.82)	(1.42)	(0.67)	(2.56)
Net asset value at end of period	$20.85	$18.07	$18.04	$18.65	$15.20
Total return	21.60%	12.18%	4.46%	28.10%	0.54%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.99%	0.99%	0.99%	0.99%	1.00% [3]
Gross operating expenses	1.02%	1.03%	1.02%	1.04%	1.04%
Net investment income (loss)	0.01%	0.34%	0.30%	0.48%	1.32%
Portfolio turnover rate	65%	67%	88%	81%	84%
Net assets, end of period (x 1,000,000)	$210	$181	$243	$257	$219

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
The ratio of net operating expenses would have been 0.99%, if certain non-routine expenses had not been incurred.
43
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.0% of net assets

Automobiles & Components 1.1%
Tesla, Inc. *	6,070	2,355,403

Capital Goods 2.5%
Illinois Tool Works, Inc.	6,634	1,299,468
Lockheed Martin Corp.	5,033	1,762,204
Masco Corp.	27,534	1,475,823
Rexnord Corp.	21,703	696,232
		5,233,727

Commercial & Professional Services 1.0%
Cintas Corp.	2,808	883,256
CoreLogic, Inc.	15,404	1,185,030
		2,068,286

Consumer Durables & Apparel 2.7%
Lennar Corp., Class A	5,558	390,338
NIKE, Inc., Class B	11,126	1,336,010
PulteGroup, Inc.	44,796	1,825,885
Sony Corp. ADR	14,759	1,234,738
YETI Holdings, Inc. *	17,382	860,062
		5,647,033

Consumer Services 1.2%
Domino's Pizza, Inc.	3,231	1,222,352
Hilton Worldwide Holdings, Inc.	5,334	468,378
Papa John's International, Inc.	11,621	890,169
		2,580,899

Diversified Financials 1.6%
MSCI, Inc.	4,615	1,614,512
S&P Global, Inc.	2,791	900,739
T. Rowe Price Group, Inc.	6,573	832,536
		3,347,787

Food & Staples Retailing 0.8%
The Kroger Co.	19,722	635,246
Walmart, Inc.	7,871	1,092,101
		1,727,347

Food, Beverage & Tobacco 2.7%
Flowers Foods, Inc.	41,556	979,890
General Mills, Inc.	16,595	981,096
Monster Beverage Corp. *	21,442	1,641,814
Nestle S.A. ADR	5,748	645,328
PepsiCo, Inc.	11,061	1,474,321
		5,722,449

Security	Number of Shares	Value ($)
Health Care Equipment & Services 5.6%
Abbott Laboratories	2,974	312,597
Cardinal Health, Inc.	15,275	699,442
Hologic, Inc. *	27,176	1,870,252
IDEXX Laboratories, Inc. *	3,674	1,560,789
McKesson Corp.	5,533	816,062
ResMed, Inc.	6,270	1,203,464
UnitedHealth Group, Inc.	9,246	2,821,325
Veeva Systems, Inc., Class A *	3,695	997,835
West Pharmaceutical Services, Inc.	5,002	1,360,894
		11,642,660

Household & Personal Products 0.2%
Kimberly-Clark Corp.	2,926	387,958

Materials 1.2%
Berry Global Group, Inc. *	8,725	406,847
RPM International, Inc.	2,576	218,110
The Sherwin-Williams Co.	2,787	1,917,400
		2,542,357

Media & Entertainment 12.9%
Activision Blizzard, Inc.	6,390	483,915
Alphabet, Inc., Class A *	6,012	9,716,053
Altice USA, Inc., Class A *	23,756	640,224
Charter Communications, Inc., Class A *	2,290	1,382,748
Electronic Arts, Inc. *	2,127	254,879
Facebook, Inc., Class A *	34,476	9,070,980
Netflix, Inc. *	3,915	1,862,522
Nintendo Co., Ltd. ADR	22,779	1,542,822
Take-Two Interactive Software, Inc. *	4,309	667,550
Tencent Holdings Ltd. ADR	17,936	1,369,234
		26,990,927

Pharmaceuticals, Biotechnology & Life Sciences 7.1%
Alexion Pharmaceuticals, Inc. *	6,291	724,346
Amgen, Inc.	5,988	1,299,037
Avantor, Inc. *	46,783	1,088,640
Charles River Laboratories International, Inc. *	5,534	1,260,092
Emergent BioSolutions, Inc. *	6,650	598,300
Horizon Therapeutics plc *	7,540	564,972
Jazz Pharmaceuticals plc *	3,627	522,651
Johnson & Johnson	2,957	405,434
Medpace Holdings, Inc. *	12,801	1,420,143
Novartis AG ADR	6,134	478,943
Novo Nordisk A/S ADR	19,292	1,232,566
Regeneron Pharmaceuticals, Inc. *	1,809	983,300
Roche Holding AG ADR	53,720	2,148,263
Vertex Pharmaceuticals, Inc. *	9,890	2,060,680
		14,787,367

Real Estate 1.5%
American Tower Corp.	7,178	1,648,428
CyrusOne, Inc.	7,369	523,567

44
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Prologis, Inc.	3,444	341,645
SBA Communications Corp.	2,199	638,524
		3,152,164

Retailing 12.1%
Amazon.com, Inc. *	6,071	18,432,467
Best Buy Co., Inc.	11,741	1,309,709
eBay, Inc.	18,204	867,056
Lowe's Cos., Inc.	13,279	2,099,410
The Home Depot, Inc.	10,179	2,714,841
		25,423,483

Semiconductors & Semiconductor Equipment 5.9%
Advanced Micro Devices, Inc. *	25,716	1,936,158
Broadcom, Inc.	3,554	1,242,585
KLA Corp.	6,411	1,264,121
Monolithic Power Systems, Inc.	3,607	1,152,797
NVIDIA Corp.	9,468	4,746,876
QUALCOMM, Inc.	13,424	1,655,985
Teradyne, Inc.	5,002	439,426
		12,437,948

Software & Services 25.8%
Accenture plc, Class A	9,250	2,006,417
Adobe, Inc. *	10,418	4,657,888
Autodesk, Inc. *	3,923	924,023
Booz Allen Hamilton Holding Corp.	16,171	1,269,424
Cadence Design Systems, Inc. *	26,687	2,918,757
Citrix Systems, Inc.	8,493	962,002
DocuSign, Inc. *	5,576	1,127,746
Fair Isaac Corp. *	1,014	396,930
Fortinet, Inc. *	15,443	1,704,444
GoDaddy, Inc., Class A *	19,381	1,371,012
Intuit, Inc.	4,891	1,539,100
Manhattan Associates, Inc. *	6,539	559,085
Mastercard, Inc., Class A	15,634	4,512,598
Microsoft Corp.	99,364	20,118,229
Oracle Corp.	5,733	321,679
PayPal Holdings, Inc. *	9,350	1,740,315
Science Applications International Corp.	3,523	269,052
ServiceNow, Inc. *	3,337	1,660,391
SS&C Technologies Holdings, Inc.	2,804	166,053
SVMK, Inc. *	28,496	596,421
Synopsys, Inc. *	8,525	1,823,156
VeriSign, Inc. *	1,921	366,335
Visa, Inc., Class A	17,850	3,243,523
		54,254,580

Security	Number of Shares	Value ($)
Technology Hardware & Equipment 11.5%
Apple Inc.	221,828	24,148,196

Telecommunication Services 0.3%
Verizon Communications, Inc.	10,954	624,268

Transportation 1.3%
JB Hunt Transport Services, Inc.	3,177	386,768
Knight-Swift Transportation Holdings, Inc.	11,187	424,994
Union Pacific Corp.	6,038	1,069,873
Werner Enterprises, Inc.	23,738	902,519
		2,784,154
Total Common Stock
(Cost $116,887,594)		207,858,993
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.9% of net assets

Time Deposit 0.9%
Australia & New Zealand Banking Group Ltd.
0.01%, 11/02/20 (a)	1,958,394	1,958,394
Total Short-Term Investment
(Cost $1,958,394)		1,958,394

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/18/20	12	1,958,820	(75,079)
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

ADR —	American Depositary Receipt

45
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Portfolio Holdings as of October 31, 2020 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$207,858,993	$—	$—	$207,858,993
Short-Term Investment[1]	—	1,958,394	—	1,958,394
Liabilities
Futures Contracts[2]	(75,079)	—	—	(75,079)
Total	$207,783,914	$1,958,394	$—	$209,742,308
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
46
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in unaffiliated issuers, at value (cost $118,845,988)		$209,817,387
Deposit with broker for futures contracts		216,000
Receivables:
Fund shares sold		274,422
Dividends		40,945
Foreign tax reclaims		4,379
Prepaid expenses	+	16,779
Total assets		210,369,912
Liabilities
Payables:
Investment adviser and administrator fees		138,329
Shareholder service fees		45,241
Fund shares redeemed		74,964
Variation margin on futures contracts		22,560
Accrued expenses	+	55,806
Total liabilities		336,900
Net Assets
Total assets		210,369,912
Total liabilities	–	336,900
Net assets		$210,033,012
Net Assets by Source
Capital received from investors		116,703,274
Total distributable earnings		93,329,738

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$210,033,012		10,071,245		$20.85

47
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends (net of foreign withholding tax of $26,198)		$1,914,036
Interest		1,419
Securities on loan, net	+	6,093
Total investment income		1,921,548
Expenses
Investment adviser and administrator fees		1,390,170
Shareholder service fees		456,926
Professional fees		33,642
Registration fees		24,674
Portfolio accounting fees		24,181
Independent trustees’ fees		8,610
Shareholder reports		7,392
Custodian fees		7,064
Transfer agent fees		6,708
Other expenses	+	5,180
Total expenses		1,964,547
Expense reduction by CSIM and its affiliates	–	52,937
Net expenses	–	1,911,610
Net investment income		9,938
Realized and Unrealized Gains (Losses)
Net realized gains on investments		2,261,164
Net realized gains on futures contracts	+	397,107
Net realized gains		2,658,271
Net change in unrealized appreciation (depreciation) on investments		34,128,924
Net change in unrealized appreciation (depreciation) on futures contracts	+	(75,079)
Net change in unrealized appreciation (depreciation)	+	34,053,845
Net realized and unrealized gains		36,712,116
Increase in net assets resulting from operations		$36,722,054
48
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$9,938	$658,429
Net realized gains		2,658,271	9,266,572
Net change in unrealized appreciation (depreciation)	+	34,053,845	8,686,239
Increase in net assets from operations		36,722,054	18,611,240
Distributions to Shareholders
Total distributions		($9,705,767)	($24,256,179)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,205,536	$41,760,250	1,083,640	$17,768,963
Shares reinvested		459,787	8,322,151	1,033,263	15,729,023
Shares redeemed	+	(2,598,754)	(47,874,418)	(5,570,871)	(89,814,641)
Net transactions in fund shares		66,569	$2,207,983	(3,453,968)	($56,316,655)
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		10,004,676	$180,808,742	13,458,644	$242,770,336
Total increase or decrease	+	66,569	29,224,270	(3,453,968)	(61,961,594)
End of period		10,071,245	$210,033,012	10,004,676	$180,808,742
49
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$16.68	$20.87	$23.58	$18.81	$21.19
Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	0.02	0.01	(0.00) [2]	0.07
Net realized and unrealized gains (losses)	(1.67)	(0.35) [3]	0.32	4.86	0.12
Total from investment operations	(1.64)	(0.33)	0.33	4.86	0.19
Less distributions:
Distributions from net investment income	(0.02)	(0.01)	—	(0.09)	(0.04)
Distributions from net realized gains	—	(3.85)	(3.04)	—	(2.53)
Total distributions	(0.02)	(3.86)	(3.04)	(0.09)	(2.57)
Net asset value at end of period	$15.02	$16.68	$20.87	$23.58	$18.81
Total return	(9.86%)	0.08%	1.37%	25.87%	1.47%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.09%	1.09%	1.09%	1.10%	1.09%
Gross operating expenses	1.10%	1.09%	1.09%	1.10%	1.10%
Net investment income (loss)	0.17%	0.09%	0.06%	(0.01%)	0.37%
Portfolio turnover rate	113%	117%	111%	99%	85%
Net assets, end of period (x 1,000,000)	$491	$579	$573	$645	$571

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
50
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 0.6%
American Axle & Manufacturing Holdings, Inc. *	119,894	805,688
The Goodyear Tire & Rubber Co.	104,187	862,668
Winnebago Industries, Inc.	26,358	1,237,508
		2,905,864

Banks 9.0%
Amalgamated Bank, Class A	82,279	913,297
Associated Banc-Corp.	56,786	777,400
BancorpSouth Bank	47,996	1,123,586
Bank of Marin Bancorp	21,165	637,913
Customers Bancorp, Inc. *	88,260	1,219,753
CVB Financial Corp.	54,742	957,985
Financial Institutions, Inc.	96,231	1,706,176
First BanCorp	651,053	4,225,334
Flagstar Bancorp, Inc.	175,844	5,161,021
Glacier Bancorp, Inc.	67,517	2,417,109
Hilltop Holdings, Inc.	146,567	3,343,193
Howard Bancorp, Inc. *	15,154	153,510
Independent Bank Corp., Michigan	112,505	1,684,200
International Bancshares Corp.	115,312	3,191,836
Metropolitan Bank Holding Corp. *	7,301	218,665
MGIC Investment Corp.	180,800	1,818,848
NMI Holdings, Inc., Class A *	49,161	1,056,470
Premier Financial Corp.	43,502	782,601
QCR Holdings, Inc.	8,420	261,273
Radian Group, Inc.	185,840	3,335,828
Republic Bancorp, Inc., Class A	40,737	1,357,764
ServisFirst Bancshares, Inc.	12,069	445,346
UMB Financial Corp.	50,687	3,085,318
Westamerica Bancorp	51,318	2,687,524
WSFS Financial Corp.	48,426	1,534,620
		44,096,570

Capital Goods 10.0%
Atkore International Group, Inc. *	95,466	1,975,192
Barnes Group, Inc.	18,438	676,675
Builders FirstSource, Inc. *	35,011	1,060,833
Comfort Systems USA, Inc.	51,351	2,351,876
Cornerstone Building Brands, Inc. *	123,305	945,749
Ducommun, Inc. *	79,976	2,631,210
EMCOR Group, Inc.	45,807	3,123,579
Evoqua Water Technologies Corp. *	122,787	2,815,506
Federal Signal Corp.	99,618	2,857,044
Foundation Building Materials, Inc. *	38,521	560,866
Generac Holdings, Inc. *	10,367	2,178,625
Gibraltar Industries, Inc. *	12,058	692,732
GMS, Inc. *	55,914	1,263,656
H&E Equipment Services, Inc.	15,759	331,569
IES Holdings, Inc. *	24,201	772,496
Masonite International Corp. *	20,942	1,842,896
MasTec, Inc. *	5,627	279,324
Moog, Inc., Class A	44,033	2,747,219
Mueller Industries, Inc.	165,088	4,775,996
Security	Number of Shares	Value ($)
MYR Group, Inc. *	39,106	1,671,782
Northwest Pipe Co. *	25,371	679,943
Parsons Corp. *	21,231	669,201
Quanex Building Products Corp.	23,029	419,128
Rexnord Corp.	117,868	3,781,205
SiteOne Landscape Supply, Inc. *	8,363	999,295
SPX Corp. *	99,303	4,209,454
UFP Industries, Inc.	31,192	1,556,793
Vectrus, Inc. *	27,765	1,097,273
		48,967,117

Commercial & Professional Services 3.2%
ASGN, Inc. *	32,677	2,178,902
Huron Consulting Group, Inc. *	34,688	1,313,288
Interface, Inc.	73,672	451,609
Kforce, Inc.	17,087	592,919
Mastech Digital, Inc. *	34,892	547,107
Matthews International Corp., Class A	73,055	1,594,791
McGrath RentCorp	85,117	4,858,478
TriNet Group, Inc. *	57,583	3,968,620
		15,505,714

Consumer Durables & Apparel 5.4%
Crocs, Inc. *	38,603	2,020,095
Deckers Outdoor Corp. *	14,479	3,668,544
Hamilton Beach Brands Holding Co., Class A	53,151	1,171,980
Helen of Troy Ltd. *	25,365	4,809,204
Installed Building Products, Inc. *	30,062	2,721,814
Lakeland Industries, Inc. *(a)	85,879	1,852,410
Meritage Homes Corp. *	9,642	839,722
Nautilus, Inc. *	29,872	647,924
Rocky Brands, Inc.	20,166	542,465
Tempur Sealy International, Inc. *	29,362	2,613,218
TopBuild Corp. *	10,810	1,656,200
Universal Electronics, Inc. *	23,425	868,131
Vista Outdoor, Inc. *	64,403	1,273,247
YETI Holdings, Inc. *	35,128	1,738,133
		26,423,087

Consumer Services 3.2%
Bloomin' Brands, Inc.	22,154	309,713
Brinker International, Inc.	35,544	1,547,586
Carrols Restaurant Group, Inc. *	26,806	156,815
Del Taco Restaurants, Inc. *	280,877	2,082,703
Extended Stay America, Inc.	51,796	587,885
International Game Technology plc	139,652	1,146,543
Marriott Vacations Worldwide Corp.	16,479	1,591,871
Papa John's International, Inc.	42,030	3,219,498
Perdoceo Education Corp. *	109,232	1,233,229
PlayAGS, Inc. *	174,338	470,713
Red Rock Resorts, Inc., Class A	17,535	335,269
Scientific Games Corp., Class A *	68,217	2,174,758
Wyndham Destinations, Inc.	31,687	1,033,947
		15,890,530

51
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Diversified Financials 4.7%
Artisan Partners Asset Management, Inc., Class A	28,249	1,131,655
BGC Partners, Inc., Class A	85,711	252,847
Cohen & Steers, Inc.	13,539	762,381
Enova International, Inc. *	143,291	2,199,517
Federated Hermes, Inc.	71,247	1,702,803
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	65,657	2,747,745
Navient Corp.	84,510	676,925
OneMain Holdings, Inc.	83,524	2,914,152
Oppenheimer Holdings, Inc., Class A	115,675	2,898,816
PRA Group, Inc. *	15,344	523,691
Regional Management Corp. *	37,864	769,397
Stifel Financial Corp.	86,668	5,066,611
Virtus Investment Partners, Inc.	8,263	1,318,362
		22,964,902

Energy 2.2%
Ardmore Shipping Corp.	131,482	368,150
Aspen Aerogels, Inc. *	22,931	259,120
Cimarex Energy Co.	137,177	3,480,181
DHT Holdings, Inc.	402,196	1,934,563
Dorian LPG Ltd. *	116,127	952,241
Renewable Energy Group, Inc. *	41,228	2,325,259
Teekay Corp. *(a)	207,460	365,130
Teekay Tankers Ltd., Class A *	32,810	309,398
World Fuel Services Corp.	41,042	863,934
		10,857,976

Food & Staples Retailing 0.8%
BJ's Wholesale Club Holdings, Inc. *	15,125	579,136
SpartanNash, Co.	18,223	335,485
Sprouts Farmers Market, Inc. *	150,471	2,866,473
United Natural Foods, Inc. *	18,173	264,781
		4,045,875

Food, Beverage & Tobacco 1.7%
B&G Foods, Inc. (a)	19,217	510,404
Coca-Cola Consolidated, Inc.	14,701	3,365,794
Darling Ingredients, Inc. *	38,271	1,645,653
National Beverage Corp. *	20,386	1,596,020
Seneca Foods Corp., Class A *	8,855	326,307
Vector Group Ltd.	77,055	708,135
		8,152,313

Health Care Equipment & Services 5.6%
Accuray, Inc. *	74,543	216,920
CONMED Corp.	36,210	2,823,294
Electromed, Inc. *	77,737	645,994
GenMark Diagnostics, Inc. *	109,171	1,334,070
Globus Medical, Inc., Class A *	20,518	1,069,398
Haemonetics Corp. *	11,954	1,208,430
Inovalon Holdings, Inc., Class A *	55,085	1,046,064
Integer Holdings Corp. *	57,317	3,350,179
Meridian Bioscience, Inc. *	91,496	1,569,156
Merit Medical Systems, Inc. *	17,301	865,915
National Research Corp.	4,804	248,847
Natus Medical, Inc. *	75,251	1,370,321
Nevro Corp. *	3,170	472,996
Novocure Ltd. *	5,423	662,148
Owens & Minor, Inc.	12,437	312,417
Quidel Corp. *	13,355	3,583,013
Security	Number of Shares	Value ($)
R1 RCM, Inc. *	17,198	308,188
Repro-Med Systems, Inc. *	76,876	424,355
Retractable Technologies, Inc. *(a)	145,768	1,069,937
Tenet Healthcare Corp. *	90,827	2,228,895
Tivity Health, Inc. *	46,037	633,009
Utah Medical Products, Inc.	7,950	659,850
Zynex, Inc. *	115,444	1,478,838
		27,582,234

Household & Personal Products 0.6%
Central Garden & Pet Co. *	18,707	728,825
Lifevantage Corp. *	28,746	317,643
Medifast, Inc.	8,526	1,197,818
USANA Health Sciences, Inc. *	11,319	856,282
		3,100,568

Insurance 1.3%
American Equity Investment Life Holding Co.	52,019	1,291,112
American National Group, Inc.	18,297	1,258,834
Assured Guaranty Ltd.	12,404	316,674
Employers Holdings, Inc.	18,086	578,933
Global Indemnity Group LLC, Class A	10,552	258,629
Investors Title Co.	1,114	148,741
Mercury General Corp.	30,798	1,253,787
National Western Life Group, Inc., Class A	6,826	1,157,894
		6,264,604

Materials 4.0%
Boise Cascade Co.	74,863	2,873,242
Clearwater Paper Corp. *	57,642	2,141,400
Commercial Metals Co.	50,455	1,041,896
Compass Minerals International, Inc.	50,204	3,031,317
Hawkins, Inc.	6,911	322,813
Hecla Mining Co.	408,329	1,870,147
Koppers Holdings, Inc. *	69,140	1,550,810
Louisiana-Pacific Corp.	16,805	480,287
Minerals Technologies, Inc.	20,230	1,106,379
Ryerson Holding Corp. *	32,865	258,647
Tronox Holdings plc, Class A *	534,653	5,223,560
		19,900,498

Media & Entertainment 1.7%
Cars.com, Inc. *	100,508	742,754
Glu Mobile, Inc. *	174,119	1,246,692
Gray Television, Inc. *	67,515	856,090
Lions Gate Entertainment Corp., Class A *	486,914	3,262,324
QuinStreet, Inc. *	24,190	387,161
TrueCar, Inc. *	27,505	119,922
World Wrestling Entertainment, Inc., Class A	52,190	1,897,628
		8,512,571

Pharmaceuticals, Biotechnology & Life Sciences 15.2%
ACADIA Pharmaceuticals, Inc. *	86,941	4,038,409
Acceleron Pharma, Inc. *	7,587	793,448
Affimed N.V. *	127,787	403,807
Agenus, Inc. *	61,421	226,643
Amicus Therapeutics, Inc. *	211,031	3,762,683
Anika Therapeutics, Inc. *	20,406	665,644
Aquestive Therapeutics, Inc. *(a)	129,345	626,030
Ardelyx, Inc. *	59,788	305,517
Assembly Biosciences, Inc. *	23,053	339,801
BioDelivery Sciences International, Inc. *	470,773	1,487,643
CareDx, Inc. *	49,355	2,420,863

52
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Catalyst Pharmaceuticals, Inc. *	270,011	801,933
ChemoCentryx, Inc. *	39,644	1,902,912
Coherus Biosciences, Inc. *	99,326	1,655,764
Corcept Therapeutics, Inc. *	86,337	1,448,735
Cymabay Therapeutics, Inc. *	97,141	808,213
CytomX Therapeutics, Inc. *	23,600	156,232
Dicerna Pharmaceuticals, Inc. *	87,848	1,843,929
Emergent BioSolutions, Inc. *	54,006	4,858,920
FibroGen, Inc. *	56,447	2,166,436
Five Prime Therapeutics, Inc. *	61,190	279,026
Halozyme Therapeutics, Inc. *	91,005	2,548,140
Harpoon Therapeutics, Inc. *	24,668	356,946
Horizon Therapeutics plc *	26,224	1,964,964
Insmed, Inc. *	63,238	2,083,060
Intercept Pharmaceuticals, Inc. *	21,364	593,706
Ironwood Pharmaceuticals, Inc. *	95,370	942,256
Jounce Therapeutics, Inc. *	195,200	1,624,064
Karyopharm Therapeutics, Inc. *	84,365	1,250,289
La Jolla Pharmaceutical Co. *(a)	140,978	479,325
Ligand Pharmaceuticals, Inc. *(a)	18,232	1,503,228
Luminex Corp.	28,006	617,252
Medpace Holdings, Inc. *	35,601	3,949,575
MEI Pharma, Inc. *	515,846	1,341,200
Natera, Inc. *	17,886	1,203,012
Novavax, Inc. *	24,956	2,014,199
OPKO Health, Inc. *	506,846	1,784,098
Pacira BioSciences, Inc. *	54,814	2,866,772
Prestige Consumer Healthcare, Inc. *	73,686	2,433,849
PTC Therapeutics, Inc. *	13,221	690,004
Puma Biotechnology, Inc. *	103,975	870,271
Radius Health, Inc. *	141,958	1,903,657
Repligen Corp. *	7,949	1,324,065
Retrophin, Inc. *	207,613	4,202,087
Supernus Pharmaceuticals, Inc. *	109,378	2,008,180
Syneos Health, Inc. *	18,645	989,677
Veracyte, Inc. *	18,259	632,857
Vericel Corp. *	52,748	977,420
Xencor, Inc. *	12,175	467,276
		74,614,017

Real Estate 6.7%
Apple Hospitality REIT, Inc.	13,369	132,353
CareTrust REIT, Inc.	68,632	1,173,607
Chatham Lodging Trust	100,253	736,860
CorEnergy Infrastructure Trust, Inc.	37,517	175,580
CorePoint Lodging, Inc.	95,889	458,349
Corporate Office Properties Trust	102,219	2,292,772
Easterly Government Properties, Inc.	49,191	1,028,092
EastGroup Properties, Inc.	42,405	5,643,257
eXp World Holdings, Inc. *	44,389	1,881,650
First Industrial Realty Trust, Inc.	36,260	1,443,511
Getty Realty Corp.	17,350	455,958
Gladstone Land Corp.	23,119	320,660
Global Medical REIT, Inc.	168,231	2,091,111
Industrial Logistics Properties Trust	45,268	868,240
National Storage Affiliates Trust	49,176	1,666,575
New Senior Investment Group, Inc.	130,511	510,298
Office Properties Income Trust	154,023	2,835,563
Paramount Group, Inc.	52,351	302,589
Piedmont Office Realty Trust, Inc., Class A	135,622	1,548,803
PotlatchDeltic Corp.	31,624	1,313,977
QTS Realty Trust, Inc., Class A	12,121	745,563
Realogy Holdings Corp. *	96,016	1,071,539
Sabra Health Care REIT, Inc.	157,959	2,078,740
STAG Industrial, Inc.	29,475	917,262
Security	Number of Shares	Value ($)
Sunstone Hotel Investors, Inc.	143,987	1,068,384
Urban Edge Properties	45,418	426,929
		33,188,222

Retailing 5.2%
1-800-Flowers.com, Inc., Class A *	86,145	1,708,255
Aaron's Holdings Co., Inc.	39,510	2,064,793
At Home Group, Inc. *	15,201	247,624
AutoNation, Inc. *	46,055	2,612,700
Big Lots, Inc.	35,381	1,684,136
Camping World Holdings, Inc., Class A	46,392	1,226,604
CarParts.com, Inc. *	66,470	843,504
Group 1 Automotive, Inc.	24,273	2,574,880
Lithia Motors, Inc., Class A	10,851	2,491,064
MarineMax, Inc. *	62,656	1,878,427
Murphy USA, Inc. *	16,479	2,015,217
PetMed Express, Inc.	22,434	663,598
Rent-A-Center, Inc.	46,430	1,434,687
RH *	6,550	2,195,756
Sportsman's Warehouse Holdings, Inc. *	77,932	1,014,675
Stamps.com, Inc. *	3,861	861,930
		25,517,850

Semiconductors & Semiconductor Equipment 4.0%
Amkor Technology, Inc. *	107,729	1,276,589
Axcelis Technologies, Inc. *	21,139	466,538
Cirrus Logic, Inc. *	84,982	5,852,710
FormFactor, Inc. *	79,142	2,243,676
Inphi Corp. *	20,080	2,806,381
MACOM Technology Solutions Holdings, Inc. *	40,035	1,461,277
NeoPhotonics Corp. *	243,424	1,657,717
Synaptics, Inc. *	48,928	3,751,310
		19,516,198

Software & Services 7.1%
A10 Networks, Inc. *	225,371	1,519,001
Agilysys, Inc. *	101,969	2,761,320
Alarm.com Holdings, Inc. *	11,215	654,171
Avaya Holdings Corp. *	39,963	687,364
Box, Inc., Class A *	277,556	4,302,118
CACI International, Inc., Class A *	10,840	2,260,465
ChannelAdvisor Corp. *	155,500	2,519,100
Domo, Inc., Class B *	20,608	654,716
eGain Corp. *	84,602	1,340,942
EVERTEC, Inc.	71,178	2,368,804
Mimecast Ltd. *	21,901	836,837
Mitek Systems, Inc. *	393,653	4,900,980
Perspecta, Inc.	48,739	873,890
Progress Software Corp.	54,596	1,985,656
Qualys, Inc. *	24,722	2,171,828
Sykes Enterprises, Inc. *	64,459	2,207,076
Synchronoss Technologies, Inc. *	144,079	399,099
Telenav, Inc. *	240,827	980,166
Tenable Holdings, Inc. *	37,879	1,292,053
The Hackett Group, Inc.	20,262	261,785
		34,977,371

Technology Hardware & Equipment 3.3%
Avid Technology, Inc. *	99,260	925,103
Badger Meter, Inc.	13,773	1,010,112
Calix, Inc. *	140,277	3,283,885
Ciena Corp. *	116,395	4,584,799
Intellicheck, Inc. *(a)	63,083	456,721
Lumentum Holdings, Inc. *	9,284	767,694

53
Schwab Active Equity Funds  |  Annual Report
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Schwab Small-Cap Equity Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Luna Innovations, Inc. *	42,026	265,184
OSI Systems, Inc. *	54,576	4,211,084
Viavi Solutions, Inc. *	66,153	816,989
		16,321,571

Telecommunication Services 0.3%
Liberty Latin America Ltd., Class A *	46,144	452,211
Shenandoah Telecommunications Co.	9,956	434,281
Spok Holdings, Inc.	21,360	193,949
Telephone & Data Systems, Inc.	38,837	660,229
		1,740,670

Transportation 1.3%
Air Transport Services Group, Inc. *	52,260	1,465,370
ArcBest Corp.	4,601	140,423
Atlas Air Worldwide Holdings, Inc. *	26,106	1,544,431
Costamare, Inc.	399,473	2,273,001
Daseke, Inc. *	42,073	276,420
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. ADR *	8,184	296,097
SkyWest, Inc.	8,114	235,549
US Xpress Enterprises, Inc., Class A *	30,679	221,196
		6,452,487

Utilities 2.6%
Atlantic Power Corp. *	555,593	1,105,630
Avista Corp.	32,945	1,094,433
Black Hills Corp.	10,321	584,788
Clearway Energy, Inc., Class A	161,632	4,236,375
Consolidated Water Co., Ltd.	52,800	531,168
NorthWestern Corp.	11,944	622,641
Ormat Technologies, Inc.	15,336	1,086,862
Portland General Electric Co.	27,346	1,074,698
Spark Energy, Inc., Class A	244,412	2,229,037
		12,565,632
Total Common Stock
(Cost $463,461,601)		490,064,441
Security	Number of Shares	Value ($)
Other Investment Company 1.0% of net assets

Securities Lending Collateral 1.0%
Wells Fargo Government Money Market Fund, Select Class 0.04% (b)	4,699,616	4,699,616
Total Other Investment Company
(Cost $4,699,616)		4,699,616
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.3% of net assets

Time Deposits 0.3%
JPMorgan Chase Bank
0.01%, 11/02/20 (c)	1,441,419	1,441,419
Total Short-Term Investment
(Cost $1,441,419)		1,441,419
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $4,391,370.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.

ADR —	American Depositary Receipt
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$490,064,441	$—	$—	$490,064,441
Other Investment Company[1]	4,699,616	—	—	4,699,616
Short-Term Investment[1]	—	1,441,419	—	1,441,419
Total	$494,764,057	$1,441,419	$—	$496,205,476
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
54
Schwab Active Equity Funds  |  Annual Report
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Schwab Small-Cap Equity Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in unaffiliated issuers, at value (cost $464,903,020) including securities on loan of $4,391,370		$491,505,860
Collateral invested for securities on loan, at value (cost $4,699,616)		4,699,616
Receivables:
Investments sold		1,103,163
Dividends		312,892
Fund shares sold		188,453
Income from securities on loan		5,742
Prepaid expenses	+	13,225
Total assets		497,828,951
Liabilities
Collateral held for securities on loan		4,699,616
Payables:
Investments bought		853,748
Investment adviser and administrator fees		366,449
Shareholder service fees		109,891
Fund shares redeemed		230,626
Accrued expenses	+	90,701
Total liabilities		6,351,031
Net Assets
Total assets		497,828,951
Total liabilities	–	6,351,031
Net assets		$491,477,920
Net Assets by Source
Capital received from investors		555,166,855
Total distributable loss		(63,688,935)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$491,477,920		32,728,480		$15.02

55
Schwab Active Equity Funds  |  Annual Report
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Schwab Small-Cap Equity Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends (net of foreign withholding tax of $26,395)		$6,247,102
Interest		5,581
Securities on loan, net	+	73,783
Total investment income		6,326,466
Expenses
Investment adviser and administrator fees		4,069,530
Shareholder service fees		1,225,007
Portfolio accounting fees		55,376
Professional fees		36,211
Registration fees		29,805
Shareholder reports		26,484
Custodian fees		18,987
Transfer agent fees		11,177
Independent trustees’ fees		10,047
Other expenses	+	10,960
Total expenses		5,493,584
Expense reduction by CSIM and its affiliates	–	11,177
Net expenses	–	5,482,407
Net investment income		844,059
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(49,609,654)
Net realized gains on futures contracts	+	668,950
Net realized losses		(48,940,704)
Net change in unrealized appreciation (depreciation) on investments	+	(5,706,272)
Net realized and unrealized losses		(54,646,976)
Decrease in net assets resulting from operations		($53,802,917)
56
Schwab Active Equity Funds  |  Annual Report
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Schwab Small-Cap Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$844,059	$521,857
Net realized losses		(48,940,704)	(40,911,996)
Net change in unrealized appreciation (depreciation)	+	(5,706,272)	43,145,274
Increase (decrease) in net assets from operations		(53,802,917)	2,755,135
Distributions to Shareholders
Total distributions		($635,564)	($105,061,725)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,747,653	$80,000,238	8,709,089	$139,266,609
Shares reinvested		28,552	496,524	5,236,122	80,112,670
Shares redeemed	+	(7,764,392)	(113,723,120)	(6,703,704)	(111,336,125)
Net transactions in fund shares		(1,988,187)	($33,226,358)	7,241,507	$108,043,154
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		34,716,667	$579,142,759	27,475,160	$573,406,195
Total increase or decrease	+	(1,988,187)	(87,664,839)	7,241,507	5,736,564
End of period		32,728,480	$491,477,920	34,716,667	$579,142,759
57
Schwab Active Equity Funds  |  Annual Report
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Schwab Hedged Equity Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$15.49	$16.89	$17.65	$16.25	$17.46
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	0.07	0.08	0.03	0.03
Net realized and unrealized gains (losses)	(1.42)	(0.34)	0.24	1.85	0.49
Total from investment operations	(1.43)	(0.27)	0.32	1.88	0.52
Less distributions:
Distributions from net investment income	(0.10)	(0.08)	(0.01)	—	(0.12)
Distributions from net realized gains	—	(1.05)	(1.07)	(0.48)	(1.61)
Total distributions	(0.10)	(1.13)	(1.08)	(0.48)	(1.73)
Net asset value at end of period	$13.96	$15.49	$16.89	$17.65	$16.25
Total return	(9.33%)	(1.31%)	1.75%	11.71%	3.55%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses (including dividend expense on short sales)	1.92%	1.93%	1.66%	1.64%	1.85%
Net operating expenses (excluding dividend expense on short sales)	1.34% [2]	1.34% [2]	1.33%	1.33%	1.57% [3]
Gross operating expenses	1.96%	1.95%	1.67%	1.65%	1.87%
Net investment income (loss)	(0.04%)	0.46%	0.43%	0.16%	0.22%
Portfolio turnover rate	168%	176%	180%	163%	142%
Net assets, end of period (x 1,000,000)	$67	$182	$300	$252	$204

1
Calculated based on the average shares outstanding during the period.
2
The ratios of net operating expenses would have been 1.33%, if interest expense had not been incurred.
3
The ratios of net operating expenses would have been 1.33%, if stock loan fees on short sales had not been incurred.
58
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.3% of net assets

Automobiles & Components 0.6%
Dana, Inc.	12,995	181,800
Thor Industries, Inc.	1,856	156,980
Winnebago Industries, Inc.	1,406	66,012
		404,792

Banks 4.5%
Bank of America Corp.	8,661	205,266
Citigroup, Inc. (a)	13,307	551,176
Fifth Third Bancorp	4,338	100,728
First BanCorp (a)	141,243	916,667
Flagstar Bancorp, Inc.	3,234	94,918
JPMorgan Chase & Co.	4,778	468,435
Popular, Inc.	13,296	561,091
Wells Fargo & Co.	6,313	135,414
		3,033,695

Capital Goods 6.8%
Allison Transmission Holdings, Inc. (a)	1,633	59,033
Atkore International Group, Inc. *	7,485	154,865
BWX Technologies, Inc.	2,073	114,036
Comfort Systems USA, Inc.	736	33,709
Dover Corp. (a)	8,485	939,374
EMCOR Group, Inc.	1,977	134,812
Generac Holdings, Inc. *	410	86,161
Herc Holdings, Inc. *	9,655	428,296
Hubbell, Inc.	552	80,321
Huntington Ingalls Industries, Inc.	516	76,100
Lockheed Martin Corp. (a)	2,813	984,916
Masonite International Corp. *	1,214	106,832
Mueller Industries, Inc.	4,859	140,571
Northrop Grumman Corp. (a)	1,843	534,138
Pentair plc	1,394	69,365
Rexnord Corp.	8,197	262,960
UFP Industries, Inc.	7,317	365,191
		4,570,680

Commercial & Professional Services 2.1%
ABM Industries, Inc.	2,937	101,973
ASGN, Inc. *	4,733	315,596
CoreLogic, Inc.	7,123	547,972
Huron Consulting Group, Inc. *	4,964	187,937
ManpowerGroup, Inc.	826	56,061
McGrath RentCorp	2,345	133,853
RELX plc ADR	4,362	86,062
		1,429,454

Consumer Durables & Apparel 3.3%
Brunswick Corp.	249	15,864
Crocs, Inc. *	2,354	123,185
Deckers Outdoor Corp. *	768	194,588
Lennar Corp., Class A	347	24,370
Polaris, Inc.	1,714	155,734
Security	Number of Shares	Value ($)
Tempur Sealy International, Inc. *(a)	7,388	657,532
TRI Pointe Group, Inc. *	28,734	472,099
YETI Holdings, Inc. *	11,143	551,356
		2,194,728

Consumer Services 1.5%
Hilton Worldwide Holdings, Inc.	2,276	199,856
International Game Technology plc	9,747	80,023
Marriott Vacations Worldwide Corp. (a)	549	53,033
Papa John's International, Inc.	1,342	102,797
Perdoceo Education Corp. *	29,615	334,353
Wyndham Hotels & Resorts, Inc.	5,276	245,387
		1,015,449

Diversified Financials 2.4%
Affiliated Managers Group, Inc.	1,831	138,002
Ameriprise Financial, Inc.	829	133,328
Artisan Partners Asset Management, Inc., Class A	2,442	97,827
Capital One Financial Corp. (a)	6,508	475,605
Jefferies Financial Group, Inc.	3,580	69,846
Lazard Ltd., Class A	9,730	327,609
OneMain Holdings, Inc.	4,243	148,038
Synchrony Financial	3,790	94,826
T. Rowe Price Group, Inc.	1,149	145,532
		1,630,613

Energy 1.9%
Cimarex Energy Co.	22,873	580,288
ConocoPhillips	1,744	49,913
EOG Resources, Inc.	1,878	64,303
HollyFrontier Corp.	3,096	57,307
National Oilwell Varco, Inc.	5,954	50,014
Phillips 66 (a)	1,103	51,466
Renewable Energy Group, Inc. *	1,704	96,105
Schlumberger N.V.	8,354	124,809
Targa Resources Corp.	11,020	176,871
		1,251,076

Food & Staples Retailing 2.7%
BJ's Wholesale Club Holdings, Inc. *	3,465	132,675
Koninklijke Ahold Delhaize N.V. ADR	22,194	611,667
Sprouts Farmers Market, Inc. *	11,943	227,514
The Kroger Co. (a)	26,187	843,483
		1,815,339

Food, Beverage & Tobacco 3.9%
Altria Group, Inc.	4,665	168,313
Campbell Soup Co.	2,878	134,316
Coca-Cola Consolidated, Inc.	1,787	409,134
Conagra Brands, Inc.	7,863	275,913
Darling Ingredients, Inc. *	1,979	85,097
Flowers Foods, Inc.	18,490	435,994
General Mills, Inc.	2,505	148,096
Mondelez International, Inc., Class A	8,768	465,756

59
Schwab Active Equity Funds  |  Annual Report
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Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
TreeHouse Foods, Inc. *	6,442	250,207
Tyson Foods, Inc., Class A	4,682	267,951
		2,640,777

Health Care Equipment & Services 4.9%
Cerner Corp.	13,416	940,327
CVS Health Corp. (a)	572	32,083
Danaher Corp.	1,057	242,624
DaVita, Inc. *	1,124	96,945
Edwards Lifesciences Corp. *	4,645	333,000
HCA Healthcare, Inc. (a)	2,441	302,538
Hill-Rom Holdings, Inc.	4,264	388,323
Hologic, Inc. *(a)	10,589	728,735
ResMed, Inc.	983	188,677
Veeva Systems, Inc., Class A *	248	66,972
		3,320,224

Household & Personal Products 0.5%
Spectrum Brands Holdings, Inc.	1,240	70,519
Unilever N.V., NY Shares	4,048	228,955
		299,474

Insurance 2.4%
Aflac, Inc.	3,375	114,581
Fidelity National Financial, Inc.	4,956	155,073
The Allstate Corp. (a)	15,379	1,364,887
		1,634,541

Materials 4.0%
Axalta Coating Systems Ltd. *(a)	15,185	381,295
Berry Global Group, Inc. *	10,379	483,973
Commercial Metals Co.	9,598	198,199
Fortescue Metals Group Ltd. ADR	4,613	112,234
Reliance Steel & Aluminum Co.	5,054	550,836
Summit Materials, Inc., Class A *	17,268	305,471
The Chemours Co.	2,388	48,094
The Sherwin-Williams Co.	497	341,926
Tronox Holdings plc, Class A *	18,189	177,707
Vale S.A. ADR	6,802	71,897
		2,671,632

Media & Entertainment 6.6%
Activision Blizzard, Inc.	8,968	679,147
Alphabet, Inc., Class A *(a)	813	1,313,897
Altice USA, Inc., Class A *	2,486	66,998
Charter Communications, Inc., Class A *	1,133	684,128
Electronic Arts, Inc. *	279	33,433
Facebook, Inc., Class A *(a)	5,335	1,403,692
Gray Television, Inc. *	5,321	67,470
Take-Two Interactive Software, Inc. *	219	33,927
World Wrestling Entertainment, Inc., Class A	3,520	127,987
		4,410,679

Pharmaceuticals, Biotechnology & Life Sciences 7.1%
AbbVie, Inc.	3,360	285,936
Alexion Pharmaceuticals, Inc. *	4,848	558,199
Amgen, Inc.	742	160,970
Bristol-Myers Squibb Co.	12,665	740,269
Eli Lilly & Co.	753	98,236
Emergent BioSolutions, Inc. *	5,574	501,493
Gilead Sciences, Inc.	2,456	142,817
Medpace Holdings, Inc. *	379	42,046
Security	Number of Shares	Value ($)
Neurocrine Biosciences, Inc. *	1,368	134,981
Novartis AG ADR (a)	12,686	990,523
Novavax, Inc. *	420	33,898
PerkinElmer, Inc.	327	42,363
Perrigo Co., plc	4,498	197,327
Regeneron Pharmaceuticals, Inc. *	256	139,151
Roche Holding AG ADR	11,167	446,568
United Therapeutics Corp. *	1,416	190,070
Vertex Pharmaceuticals, Inc. *	440	91,678
		4,796,525

Real Estate 3.1%
Alexander & Baldwin, Inc.	5,134	65,972
Corporate Office Properties Trust	25,484	571,606
Cousins Properties, Inc.	18,437	469,775
EastGroup Properties, Inc. (a)	4,156	553,081
First Industrial Realty Trust, Inc.	1,765	70,265
Highwoods Properties, Inc.	4,198	124,974
Prologis, Inc. (a)	2,546	252,563
		2,108,236

Retailing 9.7%
Aaron's Holdings Co., Inc.	1,728	90,305
Amazon.com, Inc. *(a)	942	2,860,053
AutoNation, Inc. *	2,100	119,133
Best Buy Co., Inc. (a)	11,020	1,229,281
Dollar General Corp.	2,527	527,410
eBay, Inc.	2,610	124,314
Etsy, Inc. *	334	40,611
Lowe's Cos., Inc.	3,550	561,255
Qurate Retail, Inc. Class A	7,297	49,401
Target Corp. (a)	3,704	563,823
The Home Depot, Inc.	698	186,164
Williams-Sonoma, Inc.	1,901	173,390
		6,525,140

Semiconductors & Semiconductor Equipment 3.7%
Amkor Technology, Inc. *	27,471	325,531
Cirrus Logic, Inc. *	11,653	802,542
Intel Corp. (a)	2,637	116,767
NVIDIA Corp.	762	382,036
Qorvo, Inc. *(a)	4,347	553,634
Synaptics, Inc. *	4,161	319,024
		2,499,534

Software & Services 14.5%
Adobe, Inc. *	776	346,950
Autodesk, Inc. *	882	207,746
Box, Inc., Class A *	32,180	498,790
CACI International, Inc., Class A *(a)	1,465	305,496
Cadence Design Systems, Inc. *(a)	2,989	326,907
DocuSign, Inc. *	200	40,450
Dropbox, Inc., Class A *	21,566	393,795
Fair Isaac Corp. *	246	96,297
Fortinet, Inc. *	5,377	593,459
Mastercard, Inc., Class A (a)	3,354	968,099
Microsoft Corp. (a)	14,271	2,889,449
Mimecast Ltd. *	816	31,179
Perspecta, Inc.	5,326	95,495
Progress Software Corp. (a)	7,599	276,376
Science Applications International Corp.	3,618	276,307
ServiceNow, Inc. *	329	163,700
SS&C Technologies Holdings, Inc.	11,522	682,333
SVMK, Inc. *	17,375	363,659

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Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Synopsys, Inc. *(a)	4,697	1,004,500
Visa, Inc., Class A	1,029	186,980
		9,747,967

Technology Hardware & Equipment 7.8%
Apple Inc. (a)	32,113	3,495,821
Ciena Corp. *	11,389	448,613
Jabil, Inc. (a)	24,622	815,973
SYNNEX Corp.	3,551	467,454
		5,227,861

Telecommunication Services 0.5%
AT&T, Inc.	9,321	251,853
CenturyLink, Inc.	9,740	83,959
		335,812

Transportation 2.2%
Air Transport Services Group, Inc. *	15,320	429,573
Atlas Air Worldwide Holdings, Inc. *	1,227	72,589
Marten Transport Ltd.	21,704	333,048
Old Dominion Freight Line, Inc.	193	36,741
Werner Enterprises, Inc.	9,904	376,550
XPO Logistics, Inc. *	2,426	218,340
		1,466,841

Utilities 2.6%
Entergy Corp.	5,477	554,382
NRG Energy, Inc. (a)	29,916	945,944
Vistra Corp. (a)	15,583	270,677
		1,771,003
Total Common Stock
(Cost $56,263,093)		66,802,072

Preferred Stock 0.1% of net assets

Retailing 0.1%
Qurate Retail, Inc.	453	44,312
Total Preferred Stock
(Cost $42,510)		44,312
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Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2020 (continued)

In addition to the above, the fund had the following short sale positions at October 31, 2020:

Security	Number of Shares	Value ($)
Short Sales (39.0%) of net assets

Automobiles & Components (0.5%)
Fox Factory Holding Corp.	3,976	(334,302)

Banks (1.6%)
Cullen/Frost Bankers, Inc.	8,331	(585,419)
First Hawaiian, Inc.	2,905	(50,140)
Old National Bancorp	1,726	(24,130)
Triumph Bancorp, Inc.	6,257	(263,607)
Truist Financial Corp.	3,432	(144,556)
		(1,067,852)

Capital Goods (4.6%)
A O Smith Corp.	2,960	(153,002)
Air Lease Corp.	9,432	(256,928)
Cubic Corp.	3,097	(183,064)
Enerpac Tool Group Corp.	3,704	(66,042)
Ingersoll Rand, Inc.	12,431	(434,339)
Jacobs Engineering Group, Inc.	3,717	(353,115)
Kaman Corp.	7,051	(279,643)
Kennametal, Inc.	2,529	(78,399)
Kratos Defense & Security Solutions, Inc.	9,450	(178,510)
Plug Power, Inc.	13,298	(186,172)
Spirit AeroSystems Holdings, Inc., Class A	20,996	(381,917)
The Boeing Co.	2,310	(333,541)
Vicor Corp.	2,842	(221,676)
		(3,106,348)

Commercial & Professional Services (1.1%)
IHS Markit Ltd.	4,231	(342,161)
MSA Safety, Inc.	554	(73,084)
The Brink's Co.	5,315	(227,641)
Upwork, Inc.	4,362	(80,479)
		(723,365)

Consumer Durables & Apparel (1.8%)
Acushnet Holdings Corp.	2,269	(77,441)
Hasbro, Inc.	5,746	(475,309)
Leggett & Platt, Inc.	2,604	(108,665)
Under Armour, Inc., Class A	37,944	(525,145)
		(1,186,560)

Consumer Services (2.0%)
Bright Horizons Family Solutions, Inc.	1,268	(200,407)
Hyatt Hotels Corp., Class A	2,913	(160,623)
Las Vegas Sands Corp.	2,419	(116,257)
MGM Resorts International	20,902	(429,954)
Planet Fitness, Inc., Class A	602	(35,681)
Royal Caribbean Cruises Ltd.	3,182	(179,528)
Vail Resorts, Inc.	862	(200,019)
		(1,322,469)

Security	Number of Shares	Value ($)
Diversified Financials (1.6%)
Cannae Holdings, Inc.	10,005	(369,985)
FirstCash, Inc.	9,030	(469,921)
Green Dot Corp., Class A	4,182	(222,984)
		(1,062,890)

Energy (0.7%)
Equitrans Midstream Corp.	5,197	(37,730)
ONEOK, Inc.	12,463	(361,427)
PBF Energy, Inc., Class A	13,486	(62,980)
		(462,137)

Food & Staples Retailing (0.6%)
Sysco Corp.	7,484	(413,940)

Food, Beverage & Tobacco (1.4%)
Cal-Maine Foods, Inc.	16,460	(631,241)
Freshpet, Inc.	1,372	(157,094)
J & J Snack Foods Corp.	1,105	(149,805)
		(938,140)

Health Care Equipment & Services (1.3%)
1Life Healthcare, Inc.	8,802	(248,304)
Glaukos Corp.	1,755	(98,140)
Guardant Health, Inc.	1,465	(156,257)
Penumbra, Inc.	977	(255,026)
The Cooper Cos., Inc.	395	(126,025)
		(883,752)

Materials (2.1%)
Albemarle Corp.	2,559	(238,525)
Allegheny Technologies, Inc.	8,696	(80,090)
Ball Corp.	4,164	(370,596)
Huntsman Corp.	861	(20,914)
Olin Corp.	7,017	(116,131)
Quaker Chemical Corp.	2,846	(542,988)
Trinseo S.A.	1,500	(47,730)
		(1,416,974)

Media & Entertainment (1.0%)
Live Nation Entertainment, Inc.	4,846	(236,485)
TripAdvisor, Inc.	11,491	(219,593)
Twitter, Inc.	5,501	(227,521)
		(683,599)

Pharmaceuticals, Biotechnology & Life Sciences (0.7%)
Alnylam Pharmaceuticals, Inc.	351	(43,162)
Arrowhead Pharmaceuticals, Inc.	1,302	(74,605)
Natera, Inc.	2,218	(149,183)
NeoGenomics, Inc.	5,918	(232,163)
		(499,113)

Real Estate (3.6%)
American Campus Communities, Inc.	12,810	(479,863)
EPR Properties	5,190	(123,730)
Federal Realty Investment Trust	12,743	(876,464)
Pebblebrook Hotel Trust	3,736	(44,757)

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Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
The Howard Hughes Corp.	6,265	(389,620)
Washington Real Estate Investment Trust	29,040	(507,619)
		(2,422,053)

Retailing (4.9%)
Burlington Stores, Inc.	3,302	(639,201)
Carvana Co.	1,088	(201,661)
Expedia Group, Inc.	5,718	(538,350)
Five Below, Inc.	3,318	(442,422)
Floor & Decor Holdings, Inc., Class A	1,782	(130,086)
Foot Locker, Inc.	6,667	(245,879)
National Vision Holdings, Inc.	4,884	(196,972)
Ross Stores, Inc.	5,245	(446,717)
The Gap, Inc.	16,743	(325,651)
The TJX Cos., Inc.	3,004	(152,603)
		(3,319,542)

Semiconductors & Semiconductor Equipment (2.0%)
Analog Devices, Inc.	988	(117,108)
Brooks Automation, Inc.	3,263	(152,382)
Cree, Inc.	5,465	(347,574)
First Solar, Inc.	1,511	(131,525)
Marvell Technology Group Ltd.	1,951	(73,182)
ON Semiconductor Corp.	9,568	(240,061)
Universal Display Corp.	1,337	(265,140)
		(1,326,972)

Software & Services (4.1%)
Black Knight, Inc.	2,107	(185,311)
Ceridian HCM Holding, Inc.	1,315	(113,379)
Coupa Software, Inc.	255	(68,263)
Fastly, Inc., Class A	1,254	(79,642)
Fidelity National Information Services, Inc.	1,531	(190,747)
Guidewire Software, Inc.	3,544	(340,614)
NortonLifeLock, Inc.	6,699	(137,798)
Nuance Communications, Inc.	7,238	(230,965)
Nutanix, Inc., Class A	2,447	(59,560)
Security	Number of Shares	Value ($)
Ping Identity Holding Corp.	3,095	(85,701)
Q2 Holdings, Inc.	3,611	(329,468)
Rapid7, Inc.	3,549	(219,790)
Smartsheet, Inc., Class A	825	(41,126)
Splunk, Inc.	1,502	(297,456)
Square, Inc., Class A	1,372	(212,495)
Twilio, Inc., Class A	188	(52,446)
Yext, Inc.	4,858	(80,546)
		(2,725,307)

Technology Hardware & Equipment (2.7%)
Cognex Corp.	8,601	(566,806)
II-VI, Inc.	2,003	(91,077)
IPG Photonics Corp.	917	(170,525)
Littelfuse, Inc.	716	(141,725)
Novanta, Inc.	7,807	(848,777)
		(1,818,910)

Transportation (0.3%)
JetBlue Airways Corp.	3,319	(39,728)
Southwest Airlines Co.	1,902	(75,186)
United Airlines Holdings, Inc.	3,567	(120,779)
		(235,693)

Utilities (0.4%)
Edison International	4,356	(244,110)
New Jersey Resources Corp.	1,050	(30,639)
		(274,749)
Total Short Sales
(Proceeds $26,792,419)		(26,224,667)
*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for short sales.

ADR —	American Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$66,802,072	$—	$—	$66,802,072
Preferred Stock[1]	44,312	—	—	44,312
Liabilities
Short Sales[1]	(26,224,667)	—	—	(26,224,667)
Total	$40,621,717	$—	$—	$40,621,717
[1]	As categorized in Portfolio Holdings.
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Schwab Hedged Equity Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in unaffiliated issuers, at value (cost $56,305,603)		$66,846,384
Deposit with broker for short sales		26,738,574
Receivables:
Investments sold		273,221
Dividends		48,625
Fund shares sold		753
Prepaid expenses	+	13,192
Total assets		93,920,749
Liabilities
Securities sold short, at value (proceeds $26,792,419)		26,224,667
Payables:
Investments bought		103,964
Investment adviser and administrator fees		64,201
Shareholder service fees		12,209
Due to custodian		60,559
Fund shares redeemed		45,494
Dividends on short sales		19,826
Accrued expenses	+	124,592
Total liabilities		26,655,512
Net Assets
Total assets		93,920,749
Total liabilities	–	26,655,512
Net assets		$67,265,237
Net Assets by Source
Capital received from investors		77,227,254
Total distributable loss		(9,962,017)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$67,265,237		4,817,227		$13.96

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Schwab Hedged Equity Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends (net of foreign withholding tax of $24,964)		$1,975,201
Rebates on short sales, net of fees		194,374
Securities on loan, net	+	215
Total investment income		2,169,790
Expenses
Investment adviser and administrator fees		1,213,594
Shareholder service fees		242,891
Dividends on short sales		666,460
Professional fees		38,923
Portfolio accounting fees		25,856
Registration fees		25,414
Custodian fees		9,293
Interest expense		8,560
Independent trustees’ fees		8,316
Transfer agent fees		7,960
Shareholder reports		6,824
Other expenses	+	4,937
Total expenses		2,259,028
Expense reduction by CSIM and its affiliates	–	46,789
Net expenses	–	2,212,239
Net investment loss		(42,449)
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(381,875)
Net realized gains on futures contracts		376,569
Net realized losses on short sales	+	(4,821,374)
Net realized losses		(4,826,680)
Net change in unrealized appreciation (depreciation) on investments		(4,949,781)
Net change in unrealized appreciation (depreciation) on short sales	+	(1,090,069)
Net change in unrealized appreciation (depreciation)	+	(6,039,850)
Net realized and unrealized losses		(10,866,530)
Decrease in net assets resulting from operations		($10,908,979)
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Schwab Hedged Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income (loss)		($42,449)	$1,100,935
Net realized losses		(4,826,680)	(15,812,685)
Net change in unrealized appreciation (depreciation)	+	(6,039,850)	7,919,579
Decrease in net assets from operations		(10,908,979)	(6,792,171)
Distributions to Shareholders
Total distributions		($1,081,623)	($19,341,478)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		805,921	$12,059,020	3,932,131	$60,687,628
Shares reinvested		39,687	632,208	1,047,501	15,597,289
Shares redeemed	+	(7,802,666)	(115,824,167)	(10,987,256)	(168,052,659)
Net transactions in fund shares		(6,957,058)	($103,132,939)	(6,007,624)	($91,767,742)
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		11,774,285	$182,388,778	17,781,909	$300,290,169
Total decrease	+	(6,957,058)	(115,123,541)	(6,007,624)	(117,901,391)
End of period		4,817,227	$67,265,237	11,774,285	$182,388,778
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Schwab Health Care Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$25.08	$25.85	$25.44	$21.56	$26.68
Income (loss) from investment operations:
Net investment income (loss)[1]	0.26	0.26	0.23	0.21	0.19
Net realized and unrealized gains (losses)	2.11	1.27	1.96	4.24	(1.52)
Total from investment operations	2.37	1.53	2.19	4.45	(1.33)
Less distributions:
Distributions from net investment income	(0.29)	(0.24)	(0.24)	(0.20)	(0.16)
Distributions from net realized gains	(0.89)	(2.06)	(1.54)	(0.37)	(3.63)
Total distributions	(1.18)	(2.30)	(1.78)	(0.57)	(3.79)
Net asset value at end of period	$26.27	$25.08	$25.85	$25.44	$21.56
Total return	9.57%	6.51%	9.13%	21.10%	(5.78%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.80%	0.80%	0.80%	0.81%	0.80%
Gross operating expenses	0.80%	0.80%	0.80%	0.81%	0.80%
Net investment income (loss)	1.01%	1.05%	0.91%	0.89%	0.82%
Portfolio turnover rate	73%	45%	45%	42%	54%
Net assets, end of period (x 1,000,000)	$746	$779	$826	$853	$853

1
Calculated based on the average shares outstanding during the period.
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Schwab Health Care Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.4% of net assets

Australia 0.5%
Ansell Ltd.	128,571	3,635,612

China 0.6%
Wuxi Biologics Cayman, Inc. *	156,000	4,381,059

Denmark 1.0%
Chemometec A/S	9,989	578,798
Genmab A/S *	5,704	1,905,278
Novo Nordisk A/S, Class B	76,520	4,879,346
		7,363,422

France 1.1%
Ipsen S.A.	28,430	2,589,402
Sartorius Stedim Biotech	15,738	5,968,008
		8,557,410

Germany 0.6%
Fresenius Medical Care AG & Co. KGaA	35,115	2,681,458
Fresenius SE & Co. KGaA	44,047	1,633,854
		4,315,312

Hong Kong 0.6%
CSPC Pharmaceutical Group Ltd.	662,400	703,419
Livzon Pharmaceutical Group, Inc., H Shares (a)	897,400	3,977,251
		4,680,670

Ireland 3.5%
Horizon Therapeutics plc *	118,574	8,884,750
Medtronic plc	100,274	10,084,556
STERIS plc	39,707	7,035,683
		26,004,989

Italy 0.6%
DiaSorin S.p.A.	21,920	4,812,068

Japan 2.4%
Hoya Corp.	61,500	6,940,699
Kanamic Network Co., Ltd.	50,000	379,254
M3, Inc.	31,000	2,093,607
Ono Pharmaceutical Co., Ltd.	140,300	4,002,087
Takara Bio, Inc.	25,000	680,784
Takeda Pharmaceutical Co., Ltd.	129,000	3,986,434
		18,082,865

Luxembourg 0.1%
Eurofins Scientific SE *	1,000	796,320

Security	Number of Shares	Value ($)
New Zealand 1.0%
Fisher & Paykel Healthcare Corp., Ltd.	318,978	7,379,359

Republic of Korea 1.1%
Boditech Med, Inc.	20,000	562,362
Celltrion, Inc. *	12,000	2,562,284
DongKook Pharmaceutical Co., Ltd.	25,140	537,863
Hugel, Inc. *	10,000	1,862,454
LegoChem Biosciences, Inc. *	20,000	936,303
Samsung Biologics Co., Ltd. *	3,000	1,812,891
		8,274,157

Spain 0.1%
Pharma Mar S.A.	2,820	378,577

Sweden 1.3%
Arjo AB, B Shares	234,001	1,663,284
Getinge AB, B Shares	321,606	6,297,035
Swedish Orphan Biovitrum AB *	84,656	1,459,980
		9,420,299

Switzerland 4.7%
Novartis AG	61,395	4,784,057
Roche Holding AG	74,840	24,048,438
Sonova Holding AG *	12,390	2,940,987
Tecan Group AG	6,457	3,064,029
		34,837,511

Taiwan 0.5%
TaiDoc Technology Corp.	517,000	4,186,116

United Kingdom 0.8%
AstraZeneca plc	61,962	6,221,324

United States 78.9%
Abbott Laboratories	387,644	40,745,261
AbbVie, Inc.	288,451	24,547,180
Agilent Technologies, Inc.	112,142	11,448,577
Alexion Pharmaceuticals, Inc. *	83,934	9,664,161
Amedisys, Inc. *	33,512	8,679,608
Amgen, Inc.	148,423	32,198,886
Anthem, Inc.	22,092	6,026,698
Bio-Rad Laboratories, Inc., Class A *	4,076	2,390,248
Bio-Techne Corp.	22,802	5,755,453
Biogen, Inc. *	18,353	4,626,241
Bristol-Myers Squibb Co.	429,000	25,075,050
Catalent, Inc. *	30,926	2,714,375
Chemed Corp.	13,072	6,252,599
CONMED Corp.	15,018	1,170,953
Danaher Corp.	77,364	17,758,133
DaVita, Inc. *	64,205	5,537,681
DexCom, Inc. *	14,857	4,748,000
Edwards Lifesciences Corp. *	181,836	13,035,823
Eli Lilly & Co.	218,950	28,564,217

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Schwab Health Care Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Emergent BioSolutions, Inc. *	59,874	5,386,864
Gilead Sciences, Inc.	209,241	12,167,364
HCA Healthcare, Inc.	13,262	1,643,692
Hill-Rom Holdings, Inc.	13,494	1,228,899
Hologic, Inc. *	226,417	15,582,018
Humana, Inc.	20,487	8,180,049
IDEXX Laboratories, Inc. *	18,361	7,800,120
Illumina, Inc. *	23,182	6,785,371
Intuitive Surgical, Inc. *	2,647	1,765,761
Johnson & Johnson	273,704	37,527,555
Laboratory Corp. of America Holdings *	1,863	372,171
LHC Group, Inc. *	9,788	2,119,591
Medpace Holdings, Inc. *	15,223	1,688,840
Merck & Co., Inc.	508,537	38,247,068
Meridian Bioscience, Inc. *	117,986	2,023,460
Mettler-Toledo International, Inc. *	4,735	4,725,104
Molina Healthcare, Inc. *	41,739	7,783,071
Neurocrine Biosciences, Inc. *	13,179	1,300,372
PerkinElmer, Inc.	34,840	4,513,522
Pfizer, Inc.	664,256	23,567,803
Quest Diagnostics, Inc.	9,078	1,108,787
Security	Number of Shares	Value ($)
Regeneron Pharmaceuticals, Inc. *	22,858	12,424,694
Repligen Corp. *	30,643	5,104,204
ResMed, Inc.	36,610	7,026,923
Retrophin, Inc. *	39,175	792,902
Thermo Fisher Scientific, Inc.	79,272	37,505,169
United Therapeutics Corp. *	3,685	494,638
UnitedHealth Group, Inc.	151,204	46,138,389
Veeva Systems, Inc., Class A *	17,461	4,715,343
Vertex Pharmaceuticals, Inc. *	72,750	15,158,190
West Pharmaceutical Services, Inc.	28,015	7,622,041
Zimmer Biomet Holdings, Inc.	15,232	2,012,147
Zoetis, Inc.	80,869	12,821,780
		588,273,046
Total Common Stock
(Cost $516,900,992)		741,600,116
*	Non-income producing security.
(a)	Represents a China based company which is listed on the Hong Kong exchange and traded in Hong Kong dollars.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$614,278,035	$—	$—	$614,278,035
Australia	—	3,635,612	—	3,635,612
China	—	4,381,059	—	4,381,059
Denmark	—	7,363,422	—	7,363,422
France	5,968,008	2,589,402	—	8,557,410
Germany	—	4,315,312	—	4,315,312
Hong Kong	—	4,680,670	—	4,680,670
Italy	—	4,812,068	—	4,812,068
Japan	—	18,082,865	—	18,082,865
Luxembourg	—	796,320	—	796,320
New Zealand	—	7,379,359	—	7,379,359
Republic of Korea	—	8,274,157	—	8,274,157
Spain	—	378,577	—	378,577
Sweden	1,663,284	7,757,015	—	9,420,299
Switzerland	—	34,837,511	—	34,837,511
Taiwan	—	4,186,116	—	4,186,116
United Kingdom	—	6,221,324	—	6,221,324
Total	$621,909,327	$119,690,789	$—	$741,600,116
[1]	As categorized in Portfolio Holdings.
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Schwab Health Care Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in unaffiliated issuers, at value (cost $516,900,992)		$741,600,116
Foreign currency, at value (cost $2,223,436)		2,216,970
Receivables:
Investments sold		7,634,050
Foreign tax reclaims		1,376,118
Dividends		914,311
Fund shares sold		415,913
Prepaid expenses	+	16,107
Total assets		754,173,585
Liabilities
Payables:
Investments bought		7,306,987
Investment adviser and administrator fees		362,889
Shareholder service fees		155,438
Fund shares redeemed		522,440
Due to custodian		8,048
Accrued expenses	+	112,490
Total liabilities		8,468,292
Net Assets
Total assets		754,173,585
Total liabilities	–	8,468,292
Net assets		$745,705,293
Net Assets by Source
Capital received from investors		438,126,307
Total distributable earnings		307,578,986

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$745,705,293		28,385,542		$26.27

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Schwab Health Care Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends (net of foreign withholding tax of $420,688)		$13,845,217
Interest		10,758
Securities on loan, net	+	50,127
Total investment income		13,906,102
Expenses
Investment adviser and administrator fees		4,101,607
Shareholder service fees		1,776,076
Portfolio accounting fees		84,580
Custodian fees		39,531
Shareholder reports		37,425
Professional fees		34,647
Registration fees		30,665
Transfer agent fees		23,712
Independent trustees’ fees		11,200
Other expenses	+	22,061
Total expenses		6,161,504
Expense reduction by CSIM and its affiliates	–	23,712
Net expenses	–	6,137,792
Net investment income		7,768,310
Realized and Unrealized Gains (Losses)
Net realized gains on investments		77,453,384
Net realized gains on futures contracts		49,223
Net realized gains on foreign currency transactions	+	22,011
Net realized gains		77,524,618
Net change in unrealized appreciation (depreciation) on investments		(16,843,543)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	86,702
Net change in unrealized appreciation (depreciation)	+	(16,756,841)
Net realized and unrealized gains		60,767,777
Increase in net assets resulting from operations		$68,536,087
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Schwab Health Care Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$7,768,310	$8,419,505
Net realized gains		77,524,618	26,005,472
Net change in unrealized appreciation (depreciation)	+	(16,756,841)	14,471,726
Increase in net assets from operations		68,536,087	48,896,703
Distributions to Shareholders
Total distributions		($35,647,551)	($73,744,967)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,950,067	$75,727,246	2,837,228	$69,277,171
Shares reinvested		1,220,267	31,165,636	2,764,704	64,998,182
Shares redeemed	+	(6,832,001)	(172,829,403)	(6,495,890)	(156,442,620)
Net transactions in fund shares		(2,661,667)	($65,936,521)	(893,958)	($22,167,267)
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		31,047,209	$778,753,278	31,941,167	$825,768,809
Total decrease	+	(2,661,667)	(33,047,985)	(893,958)	(47,015,531)
End of period		28,385,542	$745,705,293	31,047,209	$778,753,278
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Schwab International Core Equity Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$10.04	$9.64	$11.27	$9.20	$9.62
Income (loss) from investment operations:
Net investment income (loss)[1]	0.14	0.24	0.24	0.22	0.22
Net realized and unrealized gains (losses)	(0.71)	0.41	(1.58)	2.08	(0.45)
Total from investment operations	(0.57)	0.65	(1.34)	2.30	(0.23)
Less distributions:
Distributions from net investment income	(0.36)	(0.25)	(0.26)	(0.23)	(0.19)
Distributions from net realized gains	—	—	(0.03)	—	—
Total distributions	(0.36)	(0.25)	(0.29)	(0.23)	(0.19)
Net asset value at end of period	$9.11	$10.04	$9.64	$11.27	$9.20
Total return	(6.01%)	7.08%	(12.18%)	25.58%	(2.41%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.86%	0.86%	0.86%	0.86%	0.86%
Gross operating expenses	0.88%	0.87%	0.89%	0.90%	0.91%
Net investment income (loss)	1.51%	2.44%	2.22%	2.15%	2.40%
Portfolio turnover rate	97%	91%	98%	85%	90%
Net assets, end of period (x 1,000,000)	$664	$976	$1,166	$1,227	$772

1
Calculated based on the average shares outstanding during the period.
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Schwab International Core Equity Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.3% of net assets

Australia 5.2%
Australia & New Zealand Banking Group Ltd.	680,929	9,036,358
Coles Group Ltd.	369,682	4,618,169
Evolution Mining Ltd.	299,766	1,175,213
Fortescue Metals Group Ltd.	314,321	3,845,243
JB Hi-Fi Ltd.	51,376	1,716,753
Macquarie Group Ltd.	33,022	2,944,240
Magellan Financial Group Ltd.	131,886	5,111,709
Netwealth Group Ltd.	82,617	1,003,430
Rio Tinto Ltd.	16,674	1,084,708
Santos Ltd.	520,539	1,730,472
Sonic Healthcare Ltd.	85,089	2,084,087
		34,350,382

Austria 0.9%
BAWAG Group AG *	39,093	1,435,697
Wienerberger AG	192,618	4,859,044
		6,294,741

Belgium 0.7%
bpost S.A.	220,895	1,957,436
Euronav N.V.	360,446	2,633,730
		4,591,166

Canada 1.0%
Constellation Software, Inc.	2,700	2,834,341
Endeavour Mining Corp. *	113,857	2,792,800
Royal Bank of Canada	13,600	950,969
		6,578,110

China 0.2%
Meituan, B Shares *	45,000	1,677,562

Denmark 3.2%
Genmab A/S *	9,759	3,259,748
Novo Nordisk A/S, Class B	235,502	15,016,934
Novozymes A/S, Class B	50,573	3,041,519
		21,318,201

Finland 0.9%
Kemira Oyj	78,407	968,633
Kone Oyj, Class B	52,649	4,191,551
Neste Oyj	18,982	989,979
		6,150,163

France 10.4%
Air Liquide S.A.	53,770	7,863,232
Christian Dior SE	14,963	6,367,701
Cie de Saint-Gobain *	132,024	5,142,798
CNP Assurances *	368,965	4,161,420
Credit Agricole S.A. *	337,171	2,667,203
Security	Number of Shares	Value ($)
Gaztransport Et Technigaz S.A.	38,911	3,729,882
Ipsen S.A.	16,320	1,486,425
L'Oreal S.A.	45,893	14,831,942
LVMH Moet Hennessy Louis Vuitton SE	13,857	6,495,437
Schneider Electric SE	105,112	12,771,782
Veolia Environnement S.A.	188,556	3,509,525
		69,027,347

Germany 6.8%
Aareal Bank AG *	143,050	2,471,719
Aurubis AG	20,119	1,287,082
Bayerische Motoren Werke AG	64,636	4,417,142
Brenntag AG	65,292	4,173,228
Deutsche Post AG	31,936	1,415,978
GEA Group AG	234,754	7,818,177
HelloFresh SE *	47,292	2,527,134
Hornbach Holding AG & Co. KGaA	51,535	4,963,674
KION Group AG	16,878	1,315,149
Knorr-Bremse AG	22,479	2,603,094
MorphoSys AG *	38,402	3,914,255
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,667	625,084
SAP SE	16,646	1,775,871
Siemens AG	3,500	410,606
Symrise AG	13,384	1,650,386
Teamviewer AG *	35,927	1,583,591
Wacker Chemie AG	20,015	1,930,888
		44,883,058

Greece 0.2%
Hellenic Telecommunications Organization S.A.	122,692	1,627,105

Hong Kong 2.3%
AIA Group Ltd.	159,000	1,513,231
Longfor Group Holdings Ltd.	535,960	2,936,583
Tencent Holdings Ltd.	140,006	10,697,244
		15,147,058

Ireland 0.3%
Smurfit Kappa Group plc	57,451	2,164,702

Italy 2.6%
Ferrari N.V.	47,112	8,404,397
Italgas S.p.A.	1,525,538	8,815,676
		17,220,073

Japan 27.2%
Advantest Corp.	81,800	4,738,098
Anritsu Corp.	60,000	1,313,548
BayCurrent Consulting, Inc.	15,000	1,940,855
Bridgestone Corp.	40,500	1,320,097
Capcom Co., Ltd.	31,000	1,695,438
Daifuku Co., Ltd.	14,500	1,495,208

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Schwab International Core Equity Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Elecom Co., Ltd.	28,000	1,402,252
Fuji Corp.	35,000	703,639
Fujitsu Ltd.	34,000	4,022,696
GMO Payment Gateway, Inc.	31,000	3,798,382
Honda Motor Co., Ltd.	144,000	3,406,022
Hoya Corp.	108,763	12,274,654
IR Japan Holdings Ltd.	17,900	1,981,834
Izumi Co., Ltd.	8,000	271,310
Japan Exchange Group, Inc.	42,000	1,025,355
K's Holdings Corp.	11,200	143,034
Kanamoto Co., Ltd.	69,000	1,423,454
KDDI Corp.	153,900	4,163,763
Keyence Corp.	17,000	7,714,982
Kintetsu World Express, Inc.	152,300	3,237,602
M3, Inc.	60,200	4,065,650
Macnica Fuji Electronics Holdings, Inc.	40,000	715,348
Medical Data Vision Co., Ltd. (a)	13,500	317,033
Meitec Corp.	46,000	2,280,457
Mercari, Inc. *	20,000	840,847
Mitsubishi Electric Corp.	156,000	2,009,106
Mitsubishi UFJ Financial Group, Inc.	406,847	1,603,752
Mitsubishi UFJ Lease & Finance Co., Ltd.	887,900	3,762,024
Nabtesco Corp.	43,300	1,617,611
Nexon Co., Ltd.	172,600	4,810,516
Nidec Corp.	10,000	1,010,020
Nihon M&A Center, Inc.	30,600	1,796,879
Nintendo Co., Ltd.	30,000	16,220,662
Nomura Holdings, Inc.	1,134,100	5,078,996
Omron Corp.	61,000	4,404,568
Ono Pharmaceutical Co., Ltd.	136,700	3,899,396
Senko Group Holdings Co., Ltd.	177,000	1,582,921
Seria Co., Ltd.	33,000	1,271,461
Shimano, Inc.	1,300	297,330
Shin-Etsu Chemical Co., Ltd.	54,979	7,343,367
SMC Corp.	6,000	3,191,431
SoftBank Group Corp.	16,000	1,042,140
Sony Corp.	209,298	17,448,426
T&D Holdings, Inc.	511,000	5,106,973
Tokai Tokyo Financial Holdings, Inc.	200,000	514,942
Tokyo Electron Ltd.	36,600	9,823,836
Tokyo Steel Manufacturing Co., Ltd.	261,353	1,663,187
Trend Micro, Inc.	90,000	5,041,360
ValueCommerce Co., Ltd.	65,000	2,059,473
Wacom Co., Ltd.	481,300	3,164,072
Welcia Holdings Co., Ltd.	104,000	4,072,783
ZOZO, Inc.	188,500	4,781,847
		180,910,637

Netherlands 5.6%
ASML Holding N.V.	5,789	2,094,477
Euronext N.V.	17,992	1,873,354
Koninklijke Ahold Delhaize N.V.	468,825	12,853,197
Signify N.V. *	94,912	3,368,932
Unilever N.V.	186,040	10,487,770
Wolters Kluwer N.V.	79,476	6,434,906
		37,112,636

New Zealand 0.9%
a2 Milk Co., Ltd. *	108,298	1,048,668
Fisher & Paykel Healthcare Corp., Ltd.	169,552	3,922,481
Spark New Zealand Ltd.	252,406	749,056
		5,720,205

Security	Number of Shares	Value ($)
Norway 0.1%
Aker BP A.S.A.	40,403	629,210

Republic of Korea 1.8%
Samsung Biologics Co., Ltd. *	4,633	2,799,708
Samsung Electronics Co., Ltd.	181,305	9,113,406
		11,913,114

Singapore 1.1%
Keppel DC REIT	950,000	2,017,054
Sheng Siong Group Ltd.	2,060,000	2,517,853
Singapore Exchange Ltd.	397,909	2,523,678
		7,058,585

Spain 2.7%
ACS Actividades de Construccion y Servicios S.A.	72,628	1,726,420
Iberdrola S.A.	245,139	2,894,498
Industria de Diseno Textil S.A.	429,112	10,594,485
Pharma Mar S.A.	18,814	2,525,724
		17,741,127

Sweden 1.3%
Evolution Gaming Group AB	43,504	3,226,703
Paradox Interactive AB	40,761	1,263,233
Sandvik AB *	225,468	4,018,986
		8,508,922

Switzerland 11.3%
ALSO Holding AG *	3,500	818,883
Credit Suisse Group AG	1,160,650	10,946,520
Geberit AG	12,548	7,141,936
Givaudan S.A.	320	1,304,940
Nestle S.A.	132,994	14,958,884
Novartis AG	143,568	11,187,189
Roche Holding AG	60,266	19,365,355
Schindler Holding AG	7,216	1,848,488
Sonova Holding AG *	13,601	3,228,440
Zurich Insurance Group AG	13,695	4,548,733
		75,349,368

Taiwan 0.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	350,000	5,295,386

United Kingdom 11.8%
3i Group plc	375,187	4,685,969
AstraZeneca plc	62,126	6,237,790
Barclays plc *	2,009,113	2,784,778
BHP Group plc	582,018	11,275,056
Ferguson plc	36,131	3,588,563
Games Workshop Group plc	35,219	4,734,716
GlaxoSmithKline plc	406,054	6,780,484
GVC Holdings plc *	149,749	1,875,910
Hikma Pharmaceuticals plc	70,929	2,306,147
JD Sports Fashion plc	289,203	2,782,271
Land Securities Group plc	58,375	385,159
London Stock Exchange Group plc	28,182	3,037,958
Natwest Group plc *	1,250,646	2,016,488
Reckitt Benckiser Group plc	15,095	1,329,696

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Schwab International Core Equity Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
RELX plc	65,498	1,296,068
Royal Dutch Shell plc, A Shares	308,850	3,885,172
Spirent Communications plc	1,025,133	3,848,595
Standard Chartered plc *	376,915	1,722,428
Unilever plc	234,670	13,373,566
Vodafone Group plc	379,071	505,669
		78,452,483
Total Common Stock
(Cost $593,481,507)		659,721,341

Other Investment Company 0.0% of net assets

Securities Lending Collateral 0.0%
Wells Fargo Government Money Market Fund, Select Class 0.04% (b)	315,008	315,008
Total Other Investment Company
(Cost $315,008)		315,008
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $300,595.
(b)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$352,027,448	$—	$352,027,448
Austria	4,859,044	1,435,697	—	6,294,741
Canada	6,578,110	—	—	6,578,110
France	6,367,701	62,659,646	—	69,027,347
Germany	7,566,768	37,316,290	—	44,883,058
Japan	4,072,783	176,837,854	—	180,910,637
Other Investment Company[1]	315,008	—	—	315,008
Total	$29,759,414	$630,276,935	$—	$660,036,349
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab International Core Equity Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in unaffiliated issuers, at value (cost $593,481,507) including securities on loan of $300,595		$659,721,341
Collateral invested for securities on loan, at value (cost $315,008)		315,008
Foreign currency, at value (cost $981,629)		965,703
Deposit with broker for futures contracts		387,200
Receivables:
Investments sold		2,348,983
Foreign tax reclaims		1,778,724
Dividends		1,712,031
Fund shares sold		118,610
Income from securities on loan		48
Prepaid expenses	+	15,827
Total assets		667,363,475
Liabilities
Collateral held for securities on loan		315,008
Payables:
Investments bought		1,035,453
Investment adviser and administrator fees		358,963
Shareholder service fees		148,188
Due to custodian		584,747
Fund shares redeemed		157,034
Accrued expenses	+	277,522
Total liabilities		2,876,915
Net Assets
Total assets		667,363,475
Total liabilities	–	2,876,915
Net assets		$664,486,560
Net Assets by Source
Capital received from investors		772,870,132
Total distributable loss		(108,383,572)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$664,486,560		72,971,719		$9.11

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Schwab International Core Equity Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends (net of foreign withholding tax of $2,251,471)		$18,691,393
Securities on loan, net	+	94,261
Total investment income		18,785,654
Expenses
Investment adviser and administrator fees		4,607,643
Shareholder service fees		1,943,806
Custodian fees		164,498
Portfolio accounting fees		83,365
Professional fees		43,222*
Registration fees		32,065
Transfer agent fees		31,855
Shareholder reports		25,693
Independent trustees’ fees		11,383
Other expenses	+	30,221
Total expenses		6,973,751
Expense reduction by CSIM and its affiliates	–	133,246*
Net expenses	–	6,840,505
Net investment income		11,945,149
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(49,468,365)
Net realized gains on futures contracts		89,571
Net realized losses on foreign currency transactions	+	(99,924)
Net realized losses		(49,478,718)
Net change in unrealized appreciation (depreciation) on investments		(22,787,222)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	108,919
Net change in unrealized appreciation (depreciation)	+	(22,678,303)
Net realized and unrealized losses		(72,157,021)
Decrease in net assets resulting from operations		($60,211,872)
*	Includes professional fees of $304 associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2(d) and 4 for additional information.
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Schwab International Core Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$11,945,149	$25,716,639
Net realized losses		(49,478,718)	(113,223,498)
Net change in unrealized appreciation (depreciation)	+	(22,678,303)	154,448,499
Increase (decrease) in net assets from operations		(60,211,872)	66,941,640
Distributions to Shareholders
Total distributions		($34,016,026)	($29,979,566)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		10,774,447	$93,817,527	16,140,498	$153,928,560
Shares reinvested		2,656,064	26,826,251	2,751,748	24,710,692
Shares redeemed	+	(37,617,681)	(337,440,372)	(42,745,841)	(406,370,048)
Net transactions in fund shares		(24,187,170)	($216,796,594)	(23,853,595)	($227,730,796)
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		97,158,889	$975,511,052	121,012,484	$1,166,279,774
Total decrease	+	(24,187,170)	(311,024,492)	(23,853,595)	(190,768,722)
End of period		72,971,719	$664,486,560	97,158,889	$975,511,052
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See financial notes

Schwab Active Equity Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Core Equity Fund	Schwab Target 2040 Fund
Schwab Dividend Equity Fund	Schwab Target 2045 Fund
Schwab Large-Cap Growth Fund	Schwab Target 2050 Fund
Schwab Small-Cap Equity Fund	Schwab Target 2055 Fund
Schwab Hedged Equity Fund	Schwab Target 2060 Fund
Schwab Health Care Fund	Schwab Fundamental US Large Company Index Fund
Schwab International Core Equity Fund	Schwab Fundamental US Small Company Index Fund
Schwab S&P 500 Index Fund	Schwab Fundamental International Large Company Index Fund
Schwab Small-Cap Index Fund®	Schwab Fundamental International Small Company Index Fund
Schwab Total Stock Market Index Fund®	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Fundamental Global Real Estate Index Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2010 Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Target 2015 Index Fund
Schwab International Index Fund®	Schwab Target 2020 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2025 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2030 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2035 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2040 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2045 Index Fund
Schwab Balanced Fund	Schwab Target 2050 Index Fund
Schwab Target 2010 Fund	Schwab Target 2055 Index Fund
Schwab Target 2015 Fund	Schwab Target 2060 Index Fund
Schwab Target 2020 Fund	Schwab Monthly Income Fund - Moderate Payout
Schwab Target 2025 Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Target 2030 Fund	Schwab Monthly Income Fund - Maximum Payout
Schwab Target 2035 Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
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Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Underlying funds: Mutual funds are valued at their respective NAVs.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates fair value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency
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Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2020 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their fair value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) or any affiliate of CSIM.
As of October 31, 2020, certain funds had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2020, if any, are disclosed in each fund’s Portfolio Holdings and Statement of Assets and Liabilities.
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This
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Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed.
Short Sales: Dividends declared on short positions are recorded on the ex-date as an expense. When a fund sells securities short (sells securities it does not own), the fund identifies assets worth at least 100% of the value of the short securities as collateral. If the market value of the short securities subsequently falls, the fund can realize a gain by closing the short position. However, if the value rises, the fund typically would have to add to its collateral or close out its short position at a loss. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed amounts recorded in the Statement of Assets and Liabilities.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
If a fund sells securities short, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When a fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Dividends accrued on securities sold short are recorded as an expense on a fund’s records and presented in the Statement of Operations. A fund may also incur stock loan fees which represent the cost of borrowing securities used for short sale transactions. A fund may also earn rebates as an element of the broker arrangement, which are recorded as an offset to stock loan fees on short sales transactions. The stock loan fees on short sales are recognized on the Statement of Operations. In the event that rebates exceed the stock loan fees on short sales, the net rebates are recognized as a component of investment income on the Statement of Operations.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract or forward position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the date the ex-dividend date is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
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Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The Schwab International Core Equity Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. For additional details see Affiliates and Affiliated Transactions in financial note 4, Other Affiliated Transactions.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds make distributions from net investment income, if any, once a year, with the exception of Schwab Dividend Equity Fund which typically pays quarterly distributions. The funds make distributions from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes accrued as of October 31, 2020, if any, are reflected in each fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
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Schwab Active Equity Funds
Financial Notes (continued)

3. Risk Factors (continued):
Management Risk. The funds’ investment adviser makes investment decisions for the funds using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization process used by each fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, a fund may have a lower return than if it were managed using another process or strategy.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Dividend Paying Stock Risk. To the extent that a fund invests in dividend paying stocks, the fund’s performance will correlate with the performance of the dividend paying stock segment of the stock market, and the fund may underperform funds that do not limit their investments to dividend paying stocks. If stocks held by a fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.
Derivatives Risk. The principal type of derivative used by a fund is a futures contract. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Exchange-Traded Fund (ETF) Risk. When a fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
REITs Risk. A fund’s investments in real estate investment trusts (REITs) will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks; for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on a fund. In addition, REITs have their own expenses, and a fund will bear a proportionate share of those expenses.
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Financial Notes (continued)

3. Risk Factors (continued):
Short Sales Risk. To the extent a fund establishes both long and short positions in equity securities the fund’s long positions could decline in value at the same time that the value of the stocks sold short increase, thereby increasing the fund’s overall potential for loss. The price of a borrowed security in a short sale transaction may be more or less than the price at which the security was sold by the fund. A fund’s short sales may result in a loss if the prices of the borrowed securities rise and it costs more to replace the borrowed securities. In contrast to a fund’s long positions, the potential loss on the fund’s short positions is unlimited. In addition, the lender of the borrowed securities may require a fund to return the securities on short notice, which may require the fund to purchase the borrowed securities at an unfavorable price and could result in a loss to the fund.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Concentration Risk. The investments of certain funds are concentrated in issuers doing business in the same sector, and therefore, the companies in which a fund invests will be affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges. In addition, a fund is subject to the risks that stocks of these companies may underperform other segments of the equity market or stock market as a whole and are likely to have above-average volatility.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Portfolio Turnover Risk. The funds buy and sell portfolio securities actively. This may cause a fund’s portfolio turnover rate and transaction costs to rise, which may lower a fund’s performance and may increase the likelihood of capital gains distributions.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
% of Average Daily Net Assets	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund	Schwab International Core Equity Fund
Flat rate	0.47%	0.62%	0.72%	0.81%	1.05%	0.58%

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
% of Average Daily Net Assets	Schwab Health Care Fund
First $500 million	0.54%
$500 million to $1 billion	0.515%
Over $1 billion	0.49%
For the period ended October 31, 2020, the aggregate advisory fee paid to CSIM by the Schwab Health Care Fund was 0.53%, as a percentage of the fund’s average daily net assets.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (Schwab), a broker-dealer affiliate of CSIM (together, service providers), of certain shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation). The expense limitation as a percentage of average daily net assets is as follows:
Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund	Schwab Health Care Fund	Schwab International Core Equity Fund
0.75%	0.89%	0.99%	1.12%	1.33%*	0.82%	0.86%
*	Excludes dividend expenses and stock loan fees paid on securities sold short.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of October 31, 2020, as applicable:
	Underlying Funds
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Small-Cap Equity Fund	Schwab International Core Equity Fund
Schwab Balanced Fund	10.0%	—%	12.2%	—%
Schwab Monthly Income Fund - Enhanced Payout	—%	2.8%	—%	—%
Schwab Monthly Income Fund - Maximum Payout	—%	1.8%	—%	—%
Schwab Monthly Income Fund - Moderate Payout	—%	2.1%	—%	—%
Schwab Target 2010 Fund	0.1%	0.0%*	0.1%	0.3%
Schwab Target 2015 Fund	0.2%	0.0%*	0.2%	0.4%
Schwab Target 2020 Fund	1.4%	0.1%	1.4%	3.1%
Schwab Target 2025 Fund	2.4%	0.2%	2.5%	4.9%
Schwab Target 2030 Fund	4.7%	1.3%	5.9%	10.0%
Schwab Target 2035 Fund	2.6%	1.2%	3.6%	5.5%
Schwab Target 2040 Fund	5.8%	3.4%	8.7%	12.6%
Schwab Target 2045 Fund	1.1%	0.7%	1.7%	2.5%
Schwab Target 2050 Fund	1.2%	0.9%	1.9%	2.6%
Schwab Target 2055 Fund	0.7%	0.5%	1.1%	1.6%
Schwab Target 2060 Fund	0.1%	0.1%	0.2%	0.3%
*	Less than 0.05%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. The investment adviser agreed to pay these professional fees, which are subject to reimbursement by the Schwab International Core Equity Fund to the extent the fund is able to successfully recover taxes withheld in the future.
The professional fees incurred by the Schwab International Core Equity Fund were $304 and the fund made no reimbursement to the investment adviser during the period ended October 31, 2020.
As of October 31, 2020, the balance of professional fees related to foreign withholding tax subject to future reimbursement by the fund to the investment adviser was $19,475 for the Schwab International Core Equity Fund.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
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Financial Notes (continued)

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 1, 2020. On October 1, 2020, the Syndicated Credit Facility was amended to run for a new 364 day period with a line of credit of $850 million, maturing on September 30, 2021. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on November 29, 2019. On November 29, 2019, the Uncommitted Credit Facility was amended to run for a new 364 day period, which was scheduled to mature on November 27, 2020. However, on October 1, 2020, the Uncommitted Credit Facility was amended to run for a new 364 day period with a line of credit of $400 million, maturing on September 30, 2021. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2020, purchases and sales of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales of Securities
Schwab Core Equity Fund	$1,978,478,108	$2,283,423,385
Schwab Dividend Equity Fund	477,020,466	626,895,003
Schwab Large-Cap Growth Fund	124,220,884	132,960,796
Schwab Small-Cap Equity Fund	561,532,378	591,942,091
Schwab Hedged Equity Fund*	193,640,978	251,117,671
Schwab Health Care Fund	555,524,784	646,692,776
Schwab International Core Equity Fund	761,016,151	999,732,177
*	Including securities sold short.

8. Derivatives:
The funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at October 31, 2020, if any, are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with
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Financial Notes (continued)

8. Derivatives (continued):
respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2020, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Notional Amounts	Number of Contracts
Schwab Core Equity Fund	$1,979,005	12
Schwab Dividend Equity Fund	193,458	1
Schwab Large-Cap Growth Fund	1,176,115	7
Schwab Small-Cap Equity Fund	1,179,737	19
Schwab Hedged Equity Fund	124,000	1
Schwab Health Care Fund	74,564	0*
Schwab International Core Equity Fund	534,065	6
*	Less than 0.5

9. Federal Income Taxes:
As of October 31, 2020, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund	Schwab Health Care Fund	Schwab International Core Equity Fund
Tax cost	$1,494,739,283	$544,918,166	$118,835,822	$470,233,990	$29,767,357	$518,340,673	$595,885,510
Gross unrealized appreciation	$513,905,415	$67,149,039	$93,689,248	$67,986,367	$16,377,024	$232,467,443	$93,792,642
Gross unrealized depreciation	(54,272,607)	(35,902,980)	(2,782,762)	(42,014,881)	(5,522,664)	(9,208,000)	(29,641,803)
Net unrealized appreciation (depreciation)	$459,632,808	$31,246,059	$90,906,486	$25,971,486	$10,854,360	$223,259,443	$64,150,839
As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund
Undistributed ordinary income	$14,352,526	$1,465,256	$—	$729,099	$—
Undistributed long-term capital gains	80,768,403	—	2,529,980	—	—
Net unrealized appreciation (depreciation) on investments	459,632,808	31,246,059	90,906,486	25,971,486	10,854,360
Net other unrealized appreciation (depreciation)	—	8,729	—	—	—
Total	$554,753,737	$32,720,044	$93,436,466	$26,700,585	$10,854,360

	Schwab Health Care Fund	Schwab International Core Equity Fund
Undistributed ordinary income	$6,243,172	$6,772,256
Undistributed long-term capital gains	78,003,865	—
Net unrealized appreciation (depreciation) on investments	223,259,443	64,150,839
Net other unrealized appreciation (depreciation)	72,506	104,535
Total	$307,578,986	$71,027,630
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Financial Notes (continued)

9. Federal Income Taxes (continued):
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on futures contracts and the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies (PFIC) and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2020, the funds had capital loss carryforwards available to offset future net capital gains as follows:
Expiration Date	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund
No expiration	$—	$28,724,068	$—	$90,389,520	$20,528,902
Total	$—	$28,724,068	$—	$90,389,520	$20,528,902

Expiration Date	Schwab Health Care Fund	Schwab International Core Equity Fund
No expiration	$—	$179,411,202
Total	$—	$179,411,202
For tax purposes, late-year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended October 31, 2020, the funds had ordinary losses deferred as follows:
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund
Ordinary losses deferred	$—	$—	$106,728	$—	$280,648

	Schwab Health Care Fund	Schwab International Core Equity Fund
Ordinary losses deferred	$—	$—
For the fiscal year ended October 31, 2020, the Schwab Hedged Equity Fund had other accumulated losses of $6,827.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund
Current fiscal year end distributions
Ordinary income	$19,826,971	$13,605,187	$244,834	$635,564	$1,081,623
Long-term capital gains	44,092,670	44,139,966	9,460,933	—	—
Prior fiscal year end distributions
Ordinary income	$50,106,445	$17,703,109	$6,863,262	$47,742,964	$2,154,010
Long-term capital gains	208,707,447	98,971,136	17,392,917	57,318,761	17,187,468

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Financial Notes (continued)

9. Federal Income Taxes (continued):
	Schwab Health Care Fund	Schwab International Core Equity Fund
Current fiscal year end distributions
Ordinary income	$8,653,407	$34,016,026
Long-term capital gains	26,994,144	—
Prior fiscal year end distributions
Ordinary income	$13,608,829	$29,979,566
Long-term capital gains	60,136,138	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2020, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2020, the funds did not incur any interest or penalties.

10. Independent Registered Public Accounting Firm:
On June 8, 2020, the Audit, Compliance and Valuation Committee of the Board approved, and on June 9, 2020, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Schwab Funds Complex for fiscal periods ending after June 8, 2020.
On June 8, 2020, the PricewaterhouseCoopers LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Schwab Funds Complex. The Prior Auditor’s reports on the financial statements of the funds for the past two fiscal years, the years ended October 31, 2018 and October 31, 2019, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal year-ends and through June 8, 2020, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the funds’ financial statements for such periods; or (2) “reportable events,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Health Care Fund and Schwab International Core Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Health Care Fund and Schwab International Core Equity Fund (the “Funds”), seven of the funds constituting Schwab Capital Trust, as of October 31, 2020, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year ended October 31, 2019 and the financial highlights for each of the four years in the period ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such statements of changes in net assets and financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 16, 2020
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

Schwab International Core Equity Fund elects to pass through under section 853 of the Internal Revenue Code foreign tax credit of $1,864,197 to its shareholders for the fiscal year ended October 31, 2020. The respective foreign source income on the fund is $20,933,662.
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2020, qualify for the corporate dividends received deduction:
Percentage
Schwab Core Equity Fund	100.00
Schwab Dividend Equity Fund	100.00
Schwab Large-Cap Growth Fund	100.00
Schwab Small-Cap Equity Fund	100.00
Schwab Hedged Equity Fund	100.00
Schwab Health Care Fund	100.00
Schwab International Core Equity Fund	—
For the fiscal year ended October 31, 2020, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2021 via IRS Form 1099 of the amounts for use in preparing their 2020 income tax return.

Schwab Core Equity Fund	$19,826,971
Schwab Dividend Equity Fund	13,605,187
Schwab Large-Cap Growth Fund	244,834
Schwab Small-Cap Equity Fund	635,564
Schwab Hedged Equity Fund	1,081,623
Schwab Health Care Fund	8,653,407
Schwab International Core Equity Fund	32,386,919
Under section 852(b)(3)(C) of the Internal Revenue Code, the funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2020:

Schwab Core Equity Fund	$44,092,670
Schwab Dividend Equity Fund	44,139,966
Schwab Large-Cap Growth Fund	9,460,933
Schwab Small-Cap Equity Fund	—
Schwab Hedged Equity Fund	—
Schwab Health Care Fund	26,994,144
Schwab International Core Equity Fund	—
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Liquidity Risk Management Program  (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The Funds’ Board of Trustees (the “Board”) has designated the Funds’ investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”) as the administrator of the program. Personnel of CSIM or its affiliates conduct the day-to-day operation of the program.
Under the program, CSIM manages a Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The program is reasonably designed to assess and manage a Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. CSIM’s process of determining the degree of liquidity of each Fund’s investments is supported by third-party liquidity assessment vendors.
The Funds’ Board reviewed a report at its meeting held on September 22, 2020 prepared by CSIM regarding the operation and effectiveness of the program for the period June 1, 2019, through May 31, 2020. No significant liquidity events impacting any of the Funds were noted in the report. In addition, CSIM provided its assessment that the program had been operating effectively in managing each Fund’s liquidity risk.
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Health Care Fund and Schwab International Core Equity Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of CSIM and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information relating to the continuance of the Agreement with respect to the Funds at meetings held on May 11, 2020 and June 9, 2020, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 9, 2020 called for the purpose of voting on such approval.1
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to each Fund and its shareholders. The Trustees also considered Schwab’s

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wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit Fund shareholders who are brokerage clients of Schwab. Finally, the Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition, including Schwab’s ability to maintain consistent operations and service levels during recent periods of remote work and market volatility. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, yield, if applicable, and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Although Schwab Dividend Equity Fund and Schwab Small-Cap Equity Fund each had performance that lagged that of its respective peer group for certain periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to each Fund, including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with each Fund’s investment objective and policies and that CSIM had taken steps designed to help improve performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that with respect to each Fund, the performance of such Fund supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and each Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of products and provision of services as well as the competitive marketplace for financial products. The Trustees considered the effects of CSIM’s and Schwab’s practice of waiving certain fees to prevent total annual operating expenses of the Funds from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that, with respect to each Fund, the expenses of such Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to

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the Funds and their shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by CSIM and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that CSIM has shared any economies of scale with the Funds by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continues to increase as a result of regulatory or other developments. The Trustees considered that CSIM and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets were relatively small, for example, in the case of newer funds or funds with investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

[1]	The meeting on June 9, 2020 was held telephonically in reliance on exemptive relief from the in-person voting requirement under the 1940 Act as provided by the Securities and Exchange Commission.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 100 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	100	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	100	Director (2005 – 2020), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	100	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	100	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	100	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	100	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	100	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	100	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	100	Director (2012 – present), Eaton Corporation plc

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	100	Director (2008 – present), The Charles Schwab Corporation
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Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present), Charles Schwab Investment Advisory, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	100	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	100	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present), Charles Schwab Investment Advisory, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dividend Equity Spliced Index  An internally calculated index, comprised of the S&P 500 Index from inception of the Schwab Dividend Equity Fund until the close of business on February 27, 2015, and the Russell 1000 Value Index thereafter.
Dow Jones Global Health Care Index  An index that measures the performance of healthcare providers, researchers, and supplies producers around the world. The index is quoted in U.S. dollars.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements; and
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2020 Schwab Funds. All rights reserved.

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Notes

Notes

Notes

Schwab Active Equity Funds
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab High Yield Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2020 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR26298-17
00252651

Annual Report  |  October 31, 2020
Schwab Balanced Fund

New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.

Schwab Balanced Fund
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2020
Schwab Balanced Fund (Ticker Symbol: SWOBX)	8.58%
Balanced Blended Index	7.91%
Fund Category: Morningstar Allocation—50% to 70% Equity[1]	3.88%
Performance Details	pages 7-9
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up the composite index may vary over time. For index definition, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the fund covered
in this report.
Dear Shareholder,
Equity market performance for the 12-month reporting period ended October 31, 2020 barely hints at the market turmoil investors endured this year. U.S. equity markets ended the period with mixed gains, including a 9.7% rise for the S&P 500® Index, a bellwether for the overall U.S. stock market, and most fixed-income markets ended the period with moderate gains. However, the past year was one of the most volatile in history. Market gains were robust through the last week of February 2020 before being wiped out as the spreading COVID-19 pandemic drove equities and corporate bonds sharply lower. In mid-March, market volatility spiked to its highest level since the peak of the Great Recession in 2008 with the S&P 500® Index dropping 30% over just 22 trading days in late February and early March. By early September, however, most broad U.S. equity markets had regained all the ground they lost in March, propelling the S&P 500® Index to new record highs. However, markets retreated and volatility began to increase again throughout September and October in the face of a resurgence of COVID-19 infections, corporate earnings concerns, and growing uncertainty regarding the U.S. election.
High levels of volatility can undermine our confidence as investors, which can lead to emotion-based trading. Although it is important to reassess your individual risk tolerance and make strategic adjustments to your portfolio from time to time, impulsive reactions driven by fear can often make investing outcomes worse. At Charles Schwab Investment Management, we believe that the best way to avoid these pitfalls is to maintain a long-term investing plan. A commitment to a long-term investing plan can help make it significantly easier and less stressful to stay the course when market volatility rises.
For investors who don’t have the time or desire to take on the responsibility of managing ongoing asset allocation and diversification decisions, the Schwab Balanced Fund offers a convenient portfolio solution. The fund seeks to provide investors access to both growth and income opportunities by typically investing most of its assets in equity funds while maintaining an allocation to bond funds. The portfolio management team balances the exposures between each asset class.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Balanced Fund, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ A commitment to a long-term investing plan can help make it significantly easier and less stressful to stay the course when market volatility rises.”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
The Investment Environment

The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index returned 9.71%, with sectors that benefitted as a result of the COVID-19 pandemic and associated stay-at-home orders, such as the information technology sector, outperforming other sectors that were more impacted by the COVID-19 pandemic. U.S. large-cap stocks outperformed small-cap stocks, with the Russell 1000® Index and the Russell 2000® Index returning 10.87% and -0.14%, respectively, for the reporting period. Among large-cap stocks, growth stocks outperformed value stocks by a large margin, with the Russell 1000® Growth Index and Russell 1000® Value Index returning 29.22% and -7.57%, respectively, for the reporting period. Among international markets, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -6.86% for the reporting period and the MSCI Emerging Markets Index (Net)* returned 8.25% for the reporting period. Fixed-income markets were particularly strong over the period with the Bloomberg Barclays US Aggregate Bond Index returning 6.19% and the FTSE non-US Dollar World Government Bond Index returning 4.99% for the reporting period.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2020

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Balanced Fund
The Investment Environment (continued)

Prior to the onset of the COVID-19 pandemic, the U.S. economy, despite ongoing trade tensions with China, maintained steady growth, albeit at a slowing pace. However, amid the fallout of the COVID-19 pandemic, the U.S. entered recessionary territory with record speed. U.S. gross domestic product (GDP) fell steeply, declining 5.0% and 31.4% for the first and second quarters of 2020, respectively, with the second quarter representing the largest contraction in U.S. GDP since 1947 when modern GDP measurements began. GDP subsequently jumped by 33.1% for the third quarter of 2020, reflecting increased consumer and business spending. Unemployment remained at record lows through February before a record number of unemployment claims in March resulted in the largest monthly increase in the U.S. unemployment rate since January 1975. In April, this record was broken again when unemployment skyrocketed, rising to the highest level since the Great Depression. Unemployment declined in May through October, dropping below double digits beginning in August. Consumer confidence remained solid through February, but was volatile over the remainder of the reporting period.
Outside the U.S., conditions continued to soften, dampened by slowing economic output, slumping world trade, geopolitical concerns, and the COVID-19 pandemic. The COVID-19 pandemic exacerbated economic weakness around the globe, dramatically slowing growth amid stay-at-home orders, supply chain disruptions, and broadly diminishing demand. In the first half of the reporting period, oil prices deteriorated amid significantly reduced demand, coupled with rising U.S. crude production and a price war between Russia and Saudi Arabia. In April, oil futures briefly fell into negative territory as storage capacity evaporated and demand waned. However, as production was slashed, relieving pressure on constrained storage capacity, demand also stabilized. First and second quarter 2020 growth was negative in the eurozone and the United Kingdom. In January, Brexit occurred with the formal departure of the United Kingdom from the European Union resulting in an 11-month transition period with respect to economic and customs matters. Japan fared slightly better, although GDP still contracted for the first and second quarters of 2020. Even China and India, which had maintained stronger growth than many developed countries, showed weakness. In China, GDP contracted in the first quarter, but rebounded in the second and third quarters. While India’s second quarter GDP contracted, third quarter GDP was positive.
Many central banks around the world, including the U.S. Federal Reserve (Fed), reduced their policy rates over the reporting period, while others maintained low—and for some international central banks, negative—interest rates. In the U.S., after enacting three interest rate cuts in the second half of 2019 and as the economic implications of the COVID-19 pandemic grew, the Fed cut interest rates by 0.50% in early March and by 1.00% in mid-March, resulting in a federal funds rate of 0.00% to 0.25%. In addition, the Fed also announced extensive emergency measures to support the economy in light of the COVID-19 pandemic, including large purchases of U.S. Treasuries and other securities to support smooth market function, facilitating the flow of credit to municipalities, new financing for employers, consumers, and businesses, and the establishment of facilities to support credit to businesses and consumers alike. In August, the Fed announced that it was shifting its interest rate policy approach to potentially allow inflation to rise above its 2% target for periods of time even in times of rising employment. Outside the U.S., central banks were similarly accommodative. The European Central Bank held its policy rate at 0.00%, unchanged since March 2016, and launched a new asset purchase program to help counter the impact of the COVID-19 pandemic. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016, and increased the annual pace of its purchases of exchange-traded funds (ETFs) and other assets. The Bank of England lowered its key official bank rate from 0.75% to 0.10% in two emergency rate cuts in March. Central banks in key emerging market economies—including China, India, Mexico, Russia, and Thailand—lowered their policy rates or maintained already low rates in response to pandemic-driven pressures.
Throughout most of the reporting period, bond prices rose on strong demand, driving yields down. (Bond prices and bond yields typically move in opposite directions.) Corporate credit markets were particularly strong. At the end of March 2020, as equity markets plummeted, as investors sought the perceived safety of asset classes such as fixed-income securities, and as the Fed implemented additional rate cuts, demand for U.S. Treasuries soared, driving yields to historic lows. The yield on the 10-year U.S. Treasury fell from 1.69% at the beginning of the reporting period to 0.88% at the end of the reporting period. The yield on the three-month U.S. Treasury fell from 1.54% to 0.09% over the reporting period. Yields on longer-term U.S. Treasuries trended upward late in the reporting period in anticipation of a new fiscal aid package and hope for economic improvement in 2021.
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Schwab Balanced Fund
Fund Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the co-management of the fund. Prior to joining CSIM in January 2012, Ms. Tang was a product manager at Thomson Reuters and from 1997 to 2009 worked as a portfolio manager at Barclays Global Investors (now known as BlackRock).

Patrick Kwok, CFA, Portfolio Manager, is responsible for the co-management of the fund. Previously, Mr. Kwok served as an associate portfolio manager with CSIM from 2012 to 2016. Prior to that, he worked as a fund administration manager for CSIM, where he was responsible for oversight of sub-advisers, trading, cash management, and fund administration for the Charles Schwab Trust Bank Collective Investment Trusts and Schwab’s multi-asset mutual funds. Prior to joining CSIM in 2008, Mr. Kwok spent two years as an asset operations specialist at Charles Schwab Trust Company. He also worked for one year at State Street Bank & Trust as a portfolio accountant and pricing specialist.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund

The Schwab Balanced Fund (the fund) seeks capital growth and income. To pursue its goal, the fund generally invests in a diversified group of other affiliated Schwab and/or Laudus Funds, in accordance with its target portfolio allocation. Normally, the fund invests 55% to 65% of its assets in equity securities (including stocks and equity funds) and 35% to 45% in fixed-income securities (including bonds and fixed-income funds) and cash and cash equivalents (including money market funds). The fund’s allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed-income securities. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2020, the fund returned 8.58%. The fund’s internally calculated comparative index, the Balanced Blended Index (the index), returned 7.91%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the index.
The fund’s U.S. large-cap equity exposure contributed positively to total return and relative performance. The Laudus U.S. Large Cap Growth Fund contributed to the fund’s total return, returning approximately 31.3% for the reporting period. The Schwab Core Equity Fund also contributed to the fund’s total return, returning approximately 4.7% for the reporting period but dragged on relative performance with its comparative index, the S&P 500® Index, returning approximately 9.7%.
The fund’s fixed-income allocation also contributed to the fund’s total return. The Schwab U.S. Aggregate Bond Index Fund returned approximately 6.1% for the reporting period, while its comparative benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned approximately 6.2%.
The U.S. small-cap equity allocation detracted from the total return of the fund. The Schwab Small-Cap Equity Fund returned approximately -9.9% for the reporting period, underperforming its comparative index, the Russell 2000® Index, which returned approximately -0.1%.

Management views and portfolio holdings may have changed since the report date.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Balanced Fund (11/18/96)	8.58%	7.66%	8.51%
S&P 500® Index	9.71%	11.71%	13.01%
Bloomberg Barclays US Aggregate Bond Index	6.19%	4.08%	3.55%
Balanced Blended Index	7.91%	8.40%	8.98%
Fund Category: Morningstar Allocation—50% to 70% Equity[2]	3.88%	6.23%	7.13%
Fund Expense Ratios[3]: Net 0.51%; Gross 0.55%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.51% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics
Number of Holdings	6
Portfolio Turnover Rate	18%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including transfer agent fees and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2020 and held through October 31, 2020.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1,2]	Effective Expense Ratio (Annualized)[3,4]	Beginning Account Value at 5/1/20	Ending Account Value (Net of Expenses) at 10/31/20	Expenses Paid During Period 5/1/20-10/31/20[2,5]	Effective Expenses Paid During Period 5/1/20-10/31/20[4,5]
Schwab Balanced Fund
Actual Return	0.00%	0.50%	$1,000.00	$1,087.70	$0.00	$2.62
Hypothetical 5% Return	0.00%	0.50%	$1,000.00	$1,025.10	$0.00	$2.54

[1]	Based on the most recent six-month expense ratio.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Based on the most recent six-month acquired fund fees and expense ratio; may differ from the acquired fund fees and expense ratio in the prospectus.
[4]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 366 days of the fiscal year.
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Schwab Balanced Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$15.99	$15.41	$15.60	$14.51	$15.40
Income (loss) from investment operations:
Net investment income (loss)[1]	0.20	0.24	0.23	0.21	0.19
Net realized and unrealized gains (losses)	1.13	1.32	0.08 [2]	1.96	0.00 [3]
Total from investment operations	1.33	1.56	0.31	2.17	0.19
Less distributions:
Distributions from net investment income	(0.22)	(0.37)	(0.48)	(0.22)	(0.32)
Distributions from net realized gains	(0.60)	(0.61)	(0.02)	(0.86)	(0.76)
Total distributions	(0.82)	(0.98)	(0.50)	(1.08)	(1.08)
Net asset value at end of period	$16.50	$15.99	$15.41	$15.60	$14.51
Total return	8.58%	11.19%	1.94%	15.90%	1.41%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[4]	0.00%	0.00%	0.00%	0.00%	0.00% [5]
Gross operating expenses[4]	0.03%	0.04%	0.04%	0.06%	0.06%
Net investment income (loss)	1.26%	1.55%	1.44%	1.39%	1.34%
Portfolio turnover rate	18%	32%	6%	28% [6]	19%
Net assets, end of period (x 1,000,000)	$577	$526	$447	$386	$282

1
Calculated based on the average shares outstanding during the period.
2
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3
Less than $0.005.
4
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
5
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses and/or interest expense had not been incurred.
6
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 7% without including these transactions. There were no transaction costs associated with these transactions.
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See financial notes

Schwab Balanced Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 98.7% of net assets

Equity Funds 59.8%
Large-Cap 49.4%
Laudus U.S. Large Cap Growth Fund	3,300,449	89,442,175
Schwab Core Equity Fund	8,817,133	196,093,026
		285,535,201
Small-Cap 10.4%
Schwab Small-Cap Equity Fund	3,989,116	59,916,522
		345,451,723

Fixed-Income Fund 37.1%
Intermediate-Term Bond 37.1%
Schwab U.S. Aggregate Bond Index Fund	19,956,910	214,337,213

Money Market Fund 1.8%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	10,212,714	10,216,799
Total Affiliated Underlying Funds
(Cost $500,157,347)		570,005,735
Security	Number of Shares	Value ($)
Unaffiliated Underlying Fund 1.3% of net assets

Money Market Fund 1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (a)	7,186,601	7,186,601
Total Unaffiliated Underlying Fund
(Cost $7,186,601)		7,186,601
(a)	The rate shown is the 7-day yield.

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2020:
Affiliated Underlying Funds	Value at 10/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 10/31/20	Balance of Shares Held at 10/31/20	Distributions Received*
Laudus U.S. Large Cap Growth Fund	$77,612,608	$10,892,605	($14,980,000)	$1,080,265	$14,836,697	$89,442,175	3,300,449	$6,512,605
Schwab Core Equity Fund	185,648,795	32,049,605	(24,037,000)	(2,934,224)	5,365,850	196,093,026	8,817,133	5,485,605
Schwab Small-Cap Equity Fund	53,323,240	15,449,781	(4,810,000)	(1,528,961)	(2,517,538)	59,916,522	3,989,116	59,781
Schwab U.S. Aggregate Bond Index Fund	193,852,620	59,705,777	(45,450,263)	1,165,277	5,063,802	214,337,213	19,956,910	4,925,055
Schwab Variable Share Price Money Fund, Ultra Shares	12,118,997	4,100,816	(6,000,000)	(718)	(2,296)	10,216,799	10,212,714	90,317
Total	$522,556,260	$122,198,584	($95,277,263)	($2,218,361)	$22,746,515	$570,005,735		$17,073,363
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

At October 31, 2020, all of the fund’s investment securities were classified as Level 1. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3 (see financial note 2(a) for additional information).
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See financial notes

Schwab Balanced Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in affiliated underlying funds, at value (cost $500,157,347)		$570,005,735
Investments in unaffiliated underlying funds, at value (cost $7,186,601)		7,186,601
Receivables:
Investments sold		600,000
Fund shares sold		977,922
Dividends		409,643
Due from investment adviser		13,129
Prepaid expenses	+	28,114
Total assets		579,221,144
Liabilities
Payables:
Investments bought		1,409,517
Fund shares redeemed		320,545
Accrued expenses	+	63,984
Total liabilities		1,794,046
Net Assets
Total assets		579,221,144
Total liabilities	–	1,794,046
Net assets		$577,427,098
Net Assets by Source
Capital received from investors		501,221,439
Total distributable earnings		76,205,659

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$577,427,098		34,990,159		$16.50

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Schwab Balanced Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends received from affiliated underlying funds		$6,832,776
Dividends received from unaffiliated underlying funds	+	26,536
Total investment income		6,859,312
Expenses
Registration fees		47,995
Shareholder reports		44,872
Portfolio accounting fees		26,141
Professional fees		23,278
Transfer agent fees		19,082
Independent trustees’ fees		10,165
Custodian fees		902
Other expenses	+	8,627
Total expenses		181,062
Expense reduction by CSIM and its affiliates	–	181,062
Net expenses	–	—
Net investment income		6,859,312
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		10,240,587
Net realized losses on sales of affiliated underlying funds	+	(2,218,361)
Net realized gains		8,022,226
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	22,746,515
Net realized and unrealized gains		30,768,741
Increase in net assets resulting from operations		$37,628,053
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Schwab Balanced Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$6,859,312	$7,461,092
Net realized gains		8,022,226	21,204,175
Net change in unrealized appreciation (depreciation)	+	22,746,515	20,529,722
Increase in net assets from operations		37,628,053	49,194,989
Distributions to Shareholders
Total distributions		($27,287,501)	($28,049,773)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		11,812,461	$187,887,955	11,096,629	$169,470,196
Shares reinvested		1,536,645	24,202,165	1,812,747	24,889,012
Shares redeemed	+	(11,266,936)	(171,177,405)	(8,978,575)	(135,957,018)
Net transactions in fund shares		2,082,170	$40,912,715	3,930,801	$58,402,190
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		32,907,989	$526,173,831	28,977,188	$446,626,425
Total increase	+	2,082,170	51,253,267	3,930,801	79,547,406
End of period		34,990,159	$577,427,098	32,907,989	$526,173,831
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See financial notes

Schwab Balanced Fund
Financial Notes

1. Business Structure of the Fund:
Schwab Balanced Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Balanced Fund	Schwab Target 2040 Fund
Schwab S&P 500 Index Fund	Schwab Target 2045 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2050 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2055 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2060 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab International Index Fund®	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental Global Real Estate Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2010 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Hedged Equity Fund	Schwab Target 2040 Index Fund
Schwab Health Care Fund	Schwab Target 2045 Index Fund
Schwab International Core Equity Fund	Schwab Target 2050 Index Fund
Schwab Target 2010 Fund	Schwab Target 2055 Index Fund
Schwab Target 2015 Fund	Schwab Target 2060 Index Fund
Schwab Target 2020 Fund	Schwab Monthly Income Fund - Moderate Payout
Schwab Target 2025 Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Target 2030 Fund	Schwab Monthly Income Fund - Maximum Payout
Schwab Target 2035 Fund
The Schwab Balanced Fund is a single class “fund of funds” which seeks to achieve its investment objective by investing in a diversified group of other affiliated Schwab and/or Laudus Funds (the underlying funds), but also may invest in other unaffiliated, third party mutual funds, including exchange-traded funds (ETFs). In addition, the fund may invest a portion of its assets directly in equity and fixed-income securities to maintain its allocations.
The fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the fund should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
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Schwab Balanced Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Underlying funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
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Schwab Balanced Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(b) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(c) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date). Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(d) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets. The fund bears its share of the acquired fund fees and expenses of the underlying funds, which are indirect expenses incurred by the fund through its investments in the underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(e) Distributions to Shareholders:
The fund makes distributions from net investment income and net realized capital gains, if any, once a year.
(f) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(g) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(h) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
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Schwab Balanced Fund
Financial Notes (continued)

3. Risk Factors (continued):
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•   Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser(s)) will select or allocate assets that could cause the fund to underperform or otherwise not meet its objective. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.
•   Growth Investing Risk. An underlying fund’s investments in growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
•   Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•   ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
•   Money Market Fund Risk. The fund may invest in underlying money market funds that either seek to maintain a stable $1 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
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Schwab Balanced Fund
Financial Notes (continued)

3. Risk Factors (continued):
•   Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.
•   Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
•   Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
An underlying fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, liquidity risk, market risk and management risk, are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gains. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
•   Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
•   Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
•   Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which an underlying fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar or greater risk of decline in market value during periods of rising interest rates. Because of prepayment and
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Schwab Balanced Fund
Financial Notes (continued)

3. Risk Factors (continued):
extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates — both increases and decreases — may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities often occur through to-be-announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction could expose an underlying fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
•   Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which an underlying fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. An underlying fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust. The investment adviser does not receive a fee for the services it performs for the fund. However, the investment adviser is entitled to receive an annual management fee from each of the affiliated Schwab Funds and/or Laudus Funds that serve as underlying funds.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc., a broker-dealer affiliate of CSIM (together, service providers), of certain shareholder services to the current shareholders of the fund. The fund is not subject to any fee under the Plan.
Expense Limitation
CSIM and its affiliates have agreed with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 0.00%.
The agreement to limit the fund’s total expenses charged is limited to the fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds.
Investments in Affiliates
The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. As of October 31, 2020, the fund’s ownership percentages of other related funds’ shares are:
Laudus U.S. Large Cap Growth Fund	3.3%
Schwab Core Equity Fund	10.0%
Schwab Small-Cap Equity Fund	12.2%
Schwab U.S. Aggregate Bond Index Fund	4.5%
Schwab Variable Share Price Money Fund, Ultra Shares	0.3%
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Schwab Balanced Fund
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other funds in the Fund Complex in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 1, 2020. On October 1, 2020, the Syndicated Credit Facility was amended to run for a new 364 day period with a line of credit of $850 million, maturing on September 30, 2021. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by the fund, the fund paid a commitment fee of 0.15% per annum on the fund’s proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other funds in the Fund Complex in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on November 29, 2019. On November 29, 2019, the Uncommitted Credit Facility was amended to run for a new 364 day period, which was scheduled to mature on November 27, 2020. However, on October 1, 2020, the Uncommitted Credit Facility was amended to run for a new 364 day period with a line of credit of $400 million, maturing on September 30, 2021. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2020, purchases and sales of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales of Securities
$122,198,584	$95,277,263

8. Federal Income Taxes:
As of October 31, 2020, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
Tax cost	$516,983,016
Gross unrealized appreciation	$70,991,449
Gross unrealized depreciation	(10,782,129)
Net unrealized appreciation (depreciation)	$60,209,320
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Financial Notes (continued)

8. Federal Income Taxes (continued):
As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$4,674,444
Undistributed long-term capital gains	11,321,895
Net unrealized appreciation (depreciation) on investments	60,209,320
Total	$76,205,659
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the fund’s investments, disclosed above, has been adjusted from the book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2020, the fund had no capital loss carryforwards available to offset future net capital gains.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
Current fiscal year end distributions
Ordinary income	$7,431,786
Long-term capital gains	19,855,715
Prior fiscal year end distributions
Ordinary income	$10,526,518
Long-term capital gains	17,523,255
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2020, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2020, the fund did not incur any interest or penalties.

9. Independent Registered Public Accounting Firm:
On June 8, 2020, the Audit, Compliance and Valuation Committee of the Board approved, and on June 9, 2020, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Schwab Funds Complex for fiscal periods ending after June 8, 2020.
On June 8, 2020, the PricewaterhouseCoopers LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Schwab Funds Complex. The Prior Auditor’s reports on the financial statements of the fund for the past two fiscal years, the years ended October 31, 2018 and October 31, 2019, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal year-ends and through June 8, 2020, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the fund’s financial statements for such periods; or (2) “reportable events,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Balanced Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab Balanced Fund (the “Fund”), one of the funds constituting Schwab Capital Trust, as of October 31, 2020, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended October 31, 2019 and the financial highlights for each of the four years in the period ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 16, 2020
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

For corporate shareholders, 25.28% of the fund’s dividend distributions paid during the fiscal year ended October 31, 2020, qualify for the corporate dividends received deduction.
For the fiscal year ended October 31, 2020, the fund designates $2,086,542 of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2021 via IRS Form 1099 of the amounts for use in preparing their 2020 income tax return.
Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $19,855,715 as long-term capital gain dividends for the fiscal year ended October 31, 2020.
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Liquidity Risk Management Program  (Unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The Fund’s Board of Trustees (the “Board”) has designated the Fund’s investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”) as the administrator of the program. Personnel of CSIM or its affiliates conduct the day-to-day operation of the program.
Under the program, CSIM manages a Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The program is reasonably designed to assess and manage a Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. CSIM’s process of determining the degree of liquidity of each Fund’s investments is supported by third-party liquidity assessment vendors.
The Fund’s Board reviewed a report at its meeting held on September 22, 2020 prepared by CSIM regarding the operation and effectiveness of the program for the period June 1, 2019, through May 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, CSIM provided its assessment that the program had been operating effectively in managing the Fund’s liquidity risk.
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Balanced Fund (the Fund), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the Fund’s operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of CSIM and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information relating to the continuance of the Agreement with respect to the Fund at meetings held on May 11, 2020 and June 9, 2020, and approved the renewal of the Agreement with respect to the Fund for an additional one-year term at the meeting on June 9, 2020 called for the purpose of voting on such approval.1
The Board’s approval of the continuance of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;
2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	the Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM relating to services and support provided with respect to the Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit Fund shareholders who are brokerage clients of Schwab. Finally, the Trustees also considered

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Schwab’s reputation as a full service brokerage firm and its overall financial condition including Schwab’s ability to maintain consistent operations and service levels during recent periods of remote work and market volatility. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.
Fund Performance. The Board considered the Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, yield, and market trends, as well as in consideration of the Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and the Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of products and provision of services as well as the competitive marketplace for financial products. The Trustees considered the effects of CSIM’s and Schwab’s practice of waiving certain fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep the Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. The Trustees noted that shareholders of the Fund indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees considered that CSIM is not charging any management fees at the Fund level; it being understood that there is a management fee at the underlying fund level. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because the Fund invests a portion of its assets in other funds within the Schwab fund complex, the Trustees considered whether CSIM indirectly benefits from the Fund’s investments in other underlying funds managed by CSIM. The Trustees considered whether the compensation and profitability with respect to the Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to the Fund’s shareholders through (i) the enhancement of services provided to the Fund in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by CSIM and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that, CSIM has shared any economies of scale with the Fund by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of providing investment management, technology, administrative, legal and compliance services to

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the Fund continues to increase as a result of regulatory or other developments. The Trustees considered that CSIM and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets were relatively small, for example, in the case of newer funds or funds with investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

[1]	The meeting on June 9, 2020 was held telephonically in reliance on exemptive relief from the in-person voting requirement under the 1940 Act as provided by the Securities and Exchange Commission.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 100 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the fund’s Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	100	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	100	Director (2005 – 2020), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	100	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	100	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	100	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	100	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	100	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	100	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	100	Director (2012 – present), Eaton Corporation plc

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	100	Director (2008 – present), The Charles Schwab Corporation
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Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present), Charles Schwab Investment Advisory, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	100	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	100	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present), Charles Schwab Investment Advisory, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
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Schwab Balanced Fund
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Schwab Balanced Fund
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Balanced Blended Index   A custom blended index developed by CSIM that, effective January 29, 2019, is composed of 50% S&P 500 Index, 10% Russell 2000 Index, 37% Bloomberg Barclays US Aggregate Bond Index, and 3% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From August 1, 2013 through January 28, 2019, the composite was composed of 50% S&P 500 Index, 10% Russell 2000 Index, 25% Bloomberg Barclays US Aggregate Bond Index, 12% Bloomberg Barclays US Intermediate Aggregate Bond Index and 3% Bloomberg Barclays US Treasury Bills 1-3 Month Index. Prior to August 1, 2013 the Balanced Blended Index was composed of 60% S&P 500 Index and 40% Bloomberg Barclays US Aggregate Bond Index. Percentages listed may not total to 100% due to rounding.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Intermediate Aggregate Bond Index  An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE non-US Dollar World Government Bond Index  A market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least 1 year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

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Schwab Balanced Fund
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Schwab Balanced Fund
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements; and
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2020 Schwab Funds. All rights reserved.

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Schwab Balanced Fund
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab High Yield Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2020 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR36112-14
00252652

Annual Report  |  October 31, 2020
Schwab Equity Index Funds®

Schwab S& P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth
Index Fund
Schwab U.S. Large-Cap Value
Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.

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Eight cost-efficient ways to tap into the power of the stock market for long-term growth potential.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Condensed Portfolio Holdings are sub-categories of Sector classifications.
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Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Total Return for the 12 Months Ended October 31, 2020
Schwab S&P 500 Index Fund (Ticker Symbol: SWPPX)	9.69%
S&P 500® Index	9.71%
Fund Category: Morningstar Large Blend[1]	6.30%
Performance Details	pages 7-9

Schwab 1000 Index Fund (Ticker Symbol: SNXFX)	10.60%
Schwab 1000 Index®	10.65%
Russell 1000® Index	10.87%
Fund Category: Morningstar Large Blend[1]	6.30%
Performance Details	pages 10-12

Schwab Small-Cap Index Fund (Ticker Symbol: SWSSX)	0.00%
Russell 2000® Index	-0.14%
Fund Category: Morningstar Small Blend[1]	-6.45%
Performance Details	pages 13-15

Schwab Total Stock Market Index Fund (Ticker Symbol: SWTSX)	9.94%
Dow Jones U.S. Total Stock Market IndexSM	9.99%
Fund Category: Morningstar Large Blend[1]	6.30%
Performance Details	pages 16-18
Total Return for the 12 Months Ended October 31, 2020
Schwab U.S. Large-Cap Growth Index Fund (Ticker Symbol: SWLGX)	29.16%
Russell 1000® Growth Index	29.22%
Fund Category: Morningstar Large Growth[1]	25.92%
Performance Details	pages 19-21

Schwab U.S. Large-Cap Value Index Fund (Ticker Symbol: SWLVX)	-7.69%
Russell 1000® Value Index	-7.57%
Fund Category: Morningstar Large Value[1]	-7.37%
Performance Details	pages 22-24

Schwab U.S. Mid-Cap Index Fund (Ticker Symbol: SWMCX)	4.04%
Russell Midcap® Index	4.12%
Fund Category: Morningstar Mid-Cap Blend[1]	-0.89%
Performance Details	pages 25-27

Schwab International Index Fund[2] (Ticker Symbol: SWISX)	-6.56%
MSCI EAFE® Index (Net)[3]	-6.86%
Fund Category: Morningstar Foreign Large Blend[1]	-4.19%
Performance Details	pages 28-30

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Equity Index Funds
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
Equity market performance for the 12-month reporting period ended October 31, 2020 barely hints at the market turmoil investors endured this year. U.S. and international equity markets ended the period with mixed gains, including a 9.7% rise for the S&P 500® Index, a bellwether for the overall U.S. stock market. However, the past year was one of the most volatile in history. Market gains were robust through the last week of February 2020 before being wiped out as the spreading COVID-19 pandemic drove equities sharply lower. In mid-March, market volatility spiked to its highest level since the peak of the Great Recession in 2008 with the S&P 500® Index dropping 30% over just 22 trading days in late February and early March. By early September, however, most broad U.S. equity markets had regained all the ground they lost in March, propelling the S&P 500® Index to new record highs. However, markets retreated and volatility began to increase again throughout September and October in the face of a resurgence of COVID-19 infections, corporate earnings concerns and growing uncertainty regarding the U.S. election.
High levels of volatility can undermine our confidence as investors, which can lead to emotion-based trading. Although it is important to reassess your individual risk tolerance and make strategic adjustments to your portfolio from time to time, impulsive reactions driven by fear can often make investing outcomes worse. At Charles Schwab Investment Management, we believe that the best way to avoid these pitfalls is to maintain a long-term investing plan. A commitment to a long-term investing plan can help make it significantly easier and less stressful to stay the course when market volatility rises.
At Charles Schwab Investment Management, we provide a range of foundational products that are designed to suit a variety of risk appetites. The Schwab Equity Index Funds play a role in our goal to provide investors with a diverse variety of investment choices. The funds provide access to broad segments of the equities markets with different risk and return profiles, including small-cap, mid-cap, and large-cap stocks, those oriented toward value or growth, and equities from both U.S. and international markets. In addition, the Schwab Equity Index Funds can help investors achieve their financial goals by keeping investing costs down. The funds have among the lowest expenses in the industry, along with no investment minimums.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Equity Index Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ A commitment to a long-term investing plan can help make it significantly easier and less stressful to stay the course when market volatility rises.”
Past performance is no guarantee of future results.
Management views may have changed since the report date.
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Schwab Equity Index Funds
The Investment Environment

The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index returned 9.71%, with sectors that benefitted as a result of the COVID-19 pandemic and associated stay-at-home orders, such as the information technology sector, outperforming other sectors that were more impacted by the COVID-19 pandemic. U.S. large-cap stocks outperformed small-cap stocks, with the Russell 1000® Index and the Russell 2000® Index returning 10.87% and -0.14%, respectively, for the reporting period. Among large-cap stocks, growth stocks outperformed value stocks by a large margin, with the Russell 1000® Growth Index and Russell 1000® Value Index returning 29.22% and -7.57%, respectively, for the reporting period. Among international markets, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -6.86% for the reporting period.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2020

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Equity Index Funds
The Investment Environment (continued)

Prior to the onset of the COVID-19 pandemic, the U.S. economy, despite ongoing trade tensions with China, maintained steady growth, albeit at a slowing pace. However, amid the fallout of the COVID-19 pandemic, the U.S. entered recessionary territory with record speed. U.S. gross domestic product (GDP) fell steeply, declining 5.0% and 31.4% for the first and second quarters of 2020, respectively, with the second quarter representing the largest contraction in U.S. GDP since 1947 when modern GDP measurements began. GDP subsequently jumped by 33.1% for the third quarter of 2020, reflecting increased consumer and business spending. Unemployment remained at record lows through February before a record number of unemployment claims in March resulted in the largest monthly increase in the U.S unemployment rate since January 1975. In April, this record was broken again when unemployment skyrocketed, rising to the highest level since the Great Depression. Unemployment declined in May through October, dropping below double digits beginning in August. Consumer confidence remained solid through February, but was volatile over the remainder of the reporting period.
Outside the U.S., conditions continued to soften, dampened by slowing economic output, slumping world trade, geopolitical concerns, and the COVID-19 pandemic. The COVID-19 pandemic exacerbated economic weakness around the globe, dramatically slowing growth amid stay-at-home orders, supply chain disruptions, and broadly diminishing demand. In the first half of the reporting period, oil prices deteriorated amid significantly reduced demand, coupled with rising U.S. crude production and a price war between Russia and Saudi Arabia. In April, oil futures briefly fell into negative territory as storage capacity evaporated and demand waned. However, as production was slashed, relieving pressure on constrained storage capacity, demand also stabilized. First and second quarter 2020 growth was negative in the eurozone and the United Kingdom. In January, Brexit occurred with the formal departure of the United Kingdom from the European Union resulting in an 11-month transition period with respect to economic and customs matters. Japan fared slightly better, although GDP still contracted for the first and second quarters of 2020. Even China and India, which had maintained stronger growth than many developed countries, showed weakness. In China, GDP contracted in the first quarter, but rebounded in the second and third quarters. While India’s second quarter GDP contracted, third quarter GDP was positive.
Many central banks around the world, including the U.S. Federal Reserve (Fed), reduced their policy rates over the reporting period, while others maintained low—and for some international central banks, negative—interest rates. In the U.S., after enacting three interest rate cuts in the second half of 2019 and as the economic implications of the COVID-19 pandemic grew, the Fed cut interest rates by 0.50% in early March and by 1.00% in mid-March, resulting in a federal funds rate of 0.00% to 0.25%. In addition, the Fed also announced extensive emergency measures to support the economy in light of the COVID-19 pandemic, including large purchases of U.S. Treasuries and other securities to support smooth market function, facilitating the flow of credit to municipalities, new financing for employers, consumers, and businesses, and the establishment of facilities to support credit to businesses and consumers alike. In August, the Fed announced that it was shifting its interest rate policy approach to potentially allow inflation to rise above its 2% target for periods of time even in times of rising employment. Outside the U.S., central banks were similarly accommodative. The European Central Bank held its policy rate at 0.00%, unchanged since March 2016, and launched a new asset purchase program to help counter the impact of the COVID-19 pandemic. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016, and increased the annual pace of its purchases of exhange-traded funds (ETFs) and other assets. The Bank of England lowered its key official bank rate from 0.75% to 0.10% in two emergency rate cuts in March. Central banks in key emerging market economies—including China, India, Mexico, Russia, and Thailand—lowered their policy rates or maintained already low rates in response to pandemic-driven pressures.
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Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Fund Management

Christopher Bliss, CFA, Vice President and Head of Passive Equity Strategies, leads the portfolio management team for Schwab’s passive equity mutual funds and ETFs. He also has overall responsibility for all aspects of the management of the funds. Before joining CSIM in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Jeremy Brown, Portfolio Manager, is responsible for the day-to-day co-management of the the funds, except for the Schwab International Index Fund. Prior to joining CSIM in 2017, Mr. Brown spent six years with ALPS Advisors, Inc. in Denver, most recently as a senior analyst on the ETF portfolio management and research team where he performed portfolio management, trading, and analytics/research functions for ALPS ETFs and passive funds. Additionally, Mr. Brown led a number of investment research, commentary, industry trend analysis, and sales and marketing support initiatives.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab International Index Fund. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the the funds, except for the Schwab International Index Fund. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors) where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab International Index Fund. Prior to joining CSIM in 2012, Ms. Qin spent more than four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in the risk management group as a risk analyst.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab International Index Fund. Prior to this role, Mr. Rios was an associate portfolio manager on the Schwab equity index strategies team for four years. His first role with CSIM was as a trade operations specialist. Prior to joining CSIM in 2008, Mr. Rios was a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

Sabya Sinha, Portfolio Manager, is responsible for the day-to-day co-management of the the funds, except for the Schwab International Index Fund. Prior to joining CSIM in 2015, Mr. Sinha spent a year at F-Squared Investments on the product development and analytics team. Prior to F-Squared, he worked at IndexIQ Advisors as a senior index portfolio manager for three years and for Bank of America’s Columbia Management subsidiary as a portfolio manager for three years.
6
Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund as of October 31, 2020

The Schwab S&P 500 Index Fund’s (the fund) goal is to track the total return of the S&P 500® Index (the index), which includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. To pursue its goal, the fund seeks to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. From a sector standpoint within the index, the information technology and consumer discretionary sectors outperformed over the 12-month reporting period, while the energy and financials sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned 9.69% for the 12-month reporting period ended October 31, 2020, compared with the index, which returned 9.71%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The fund’s holdings in the financials sector were the largest detractors from the total return of the fund. Financials stocks represented an average weight of approximately 11% of the fund’s investments and returned approximately -15% for the reporting period. One example from this sector is Wells Fargo & Co. The fund’s holdings of Wells Fargo & Co. returned approximately -57% for the reporting period.
The energy sector also detracted from the total return of the fund. Energy stocks represented an average weight of approximately 3% of the fund’s investments and returned approximately -46% for the reporting period.
The fund’s holdings in the information technology sector were the largest contributors to the total return of the fund. Information technology stocks represented an average weight of approximately 26% of the fund’s investments and returned approximately 34% for the reporting period. The fund’s holdings of Apple Inc. are one example from this sector, returning approximately 77% for the reporting period.
Stocks in the consumer discretionary sector also contributed to the total return of the fund. Consumer discretionary stocks represented an average weight of approximately 10% of the fund’s investments and returned approximately 25% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
7
Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab S&P 500 Index Fund (5/19/97)	9.69%	11.65%	12.93%
S&P 500® Index	9.71%	11.71%	13.01%
Fund Category: Morningstar Large Blend[2]	6.30%	9.64%	11.28%
Fund Expense Ratio[3]: 0.02%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – “Standard & Poor’s®,” “S&P®,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC (S&P), and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones) and have been licensed for use by S& P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by CSIM. The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.
8
Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics1
Number of Holdings	508
Weighted Average Market Cap (millions)	$433,361
Price/Earnings Ratio (P/E)	25.1
Price/Book Ratio (P/B)	3.4
Portfolio Turnover Rate	4%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
9
Schwab Equity Index Funds  |  Annual Report

Schwab 1000 Index Fund as of October 31, 2020

The Schwab 1000 Index Fund’s (the fund) goal is to match the total return of the Schwab 1000 Index® (the index), which includes the 1,000 largest stocks of publicly traded companies in the U.S., with size being determined by market capitalization (total market value of all shares outstanding). To pursue its goal, the fund seeks to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. From a sector standpoint within the index, the information technology and consumer discretionary sectors outperformed over the 12-month reporting period, while the energy and financials sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned 10.60% for the 12-month reporting period ended October 31, 2020, compared with the index, which returned 10.65%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The fund’s holdings in the financials sector were the largest detractors from the total return of the fund. The financials sector represented an average weight of approximately 11% of the fund’s investments and returned approximately -15% for the reporting period. One example from this sector is Wells Fargo & Co. The fund’s holdings of Wells Fargo & Co. returned approximately -57% for the reporting period.
The energy sector also detracted from the total return of the fund. Energy stocks represented an average weight of approximately 3% of the fund’s investments and returned approximately -47% for the reporting period.
The fund’s holdings in the information technology sector were the largest contributors to the total return of the fund. Information technology stocks represented an average weight of approximately 25% of the fund’s investments and returned approximately 35% for the reporting period. The fund’s holdings of Apple Inc. are one example from this sector, returning approximately 77% for the reporting period.
Stocks in the consumer discretionary sector were another contributor to the total return of the fund. Consumer discretionary stocks represented an average weight of approximately 11% of the fund’s investments and returned approximately 33% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
10
Schwab Equity Index Funds  |  Annual Report

Schwab 1000 Index Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab 1000 Index Fund (4/2/91)	10.60%	11.60%	12.74%
Schwab 1000 Index®	10.65%	11.70%	12.94%
Russell 1000® Index	10.87%	11.79%	13.05%
Fund Category: Morningstar Large Blend[2]	6.30%	9.64%	11.28%
Fund Expense Ratio[3]: 0.05%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.
11
Schwab Equity Index Funds  |  Annual Report

Schwab 1000 Index Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics1
Number of Holdings	992 [2]
Weighted Average Market Cap (millions)	$387,635
Price/Earnings Ratio (P/E)	25.5
Price/Book Ratio (P/B)	3.4
Portfolio Turnover Rate	4%
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	As a result of the Schwab 1000 Index®’s once per year reconstitution and the effects of certain corporate actions, the fund may hold more or less than 1,000 securities.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
12
Schwab Equity Index Funds  |  Annual Report

Schwab Small-Cap Index Fund as of October 31, 2020

The Schwab Small-Cap Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of small-capitalization U.S. stocks. To pursue its investment objective, the fund generally invests in stocks that are included in the Russell 2000® Index (the index). To pursue its goal, the fund seeks to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. From a sector standpoint within the index, the health care and consumer discretionary sectors outperformed over the 12-month reporting period, while the energy and real estate sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned 0.00% for the 12-month reporting period ended October 31, 2020, compared with the index, which returned -0.14%.
Contributors and Detractors. The fund’s holdings in the health care sector were the largest contributors to the total return of the fund. Health care stocks represented an average weight of approximately 20% of the fund’s investments and returned approximately 34% for the reporting period. The fund’s holdings of Teladoc Health, Inc., a multinational telemedicine and virtual healthcare company, are one example from this sector, returning approximately 152% for the reporting period.
Stocks in the information technology sector also contributed to the total return of the fund. Information technology stocks represented an average weight of approximately 14% of the fund’s investments and returned approximately 9% for the reporting period.
The fund’s holdings in the financials sector were the largest detractors from the total return of the fund. Financials stocks represented an average weight of approximately 16% of the fund’s investments and returned approximately -19% for the reporting period. One example from this sector is Invesco Mortgage Capital, Inc. The fund’s holdings of Invesco Mortgage Capital, Inc. returned approximately -79% over the reporting period.
Stocks in the real estate sector also detracted from the total return of the fund. Real estate stocks represented an average weight of approximately 7% of the fund’s investments and returned approximately -24% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
13
Schwab Equity Index Funds  |  Annual Report

Schwab Small-Cap Index Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Small-Cap Index Fund (5/19/97)	0.00%	7.33%	9.83%
Russell 2000® Index	-0.14%	7.27%	9.64%
Small-Cap Spliced Index	-0.14%	7.27%	9.79%
Fund Category: Morningstar Small Blend[2]	-6.45%	5.00%	8.48%
Fund Expense Ratio[3]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership – “Russell 2000®” is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab Small-Cap Index Fund. The Schwab Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.
14
Schwab Equity Index Funds  |  Annual Report

Schwab Small-Cap Index Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics1
Number of Holdings	2,021
Weighted Average Market Cap (millions)	$2,518
Price/Earnings Ratio (P/E)	17.4
Price/Book Ratio (P/B)	1.8
Portfolio Turnover Rate	21%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
15
Schwab Equity Index Funds  |  Annual Report

Schwab Total Stock Market Index Fund as of October 31, 2020

The Schwab Total Stock Market Index Fund’s (the fund) goal is to track the total return of the entire U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market IndexSM (the index), which includes all publicly traded stocks of companies headquartered in the U.S. for which pricing information is readily available. To pursue its investment objective, the fund uses a sampling investment approach that involves investing in a representative sample of securities included in the index that, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. From a sector standpoint within the index, the information technology and consumer discretionary sectors outperformed over the 12-month reporting period, while the energy and real estate sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned 9.94% for the 12-month reporting period ended October 31, 2020, compared with the index, which returned 9.99%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The fund’s holdings in the financials sector were the largest detractors from the total return of the fund. The financials sector represented an average weight of approximately 12% of the fund’s investments and returned approximately -15% for the reporting period. One example from this sector is Wells Fargo & Co. The fund’s holdings of Wells Fargo & Co. returned approximately -57% for the reporting period.
The energy sector also detracted from the total return of the fund. Energy stocks represented an average weight of approximately 3% of the fund’s investments and returned approximately -47% for the reporting period.
The fund’s holdings in the information technology sector were the largest contributors to the total return of the fund. Information technology stocks represented an average weight of approximately 25% of the fund’s investments and returned approximately 34% for the reporting period. The fund’s holdings of Apple Inc. are one example from this sector, returning approximately 77% for the reporting period.
Stocks in the consumer discretionary sector also contributed to the total return of the fund. Consumer discretionary stocks represented an average weight of approximately 11% of the fund’s investments and returned approximately 31% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
16
Schwab Equity Index Funds  |  Annual Report

Schwab Total Stock Market Index Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Total Stock Market Index Fund (6/1/99)	9.94%	11.37%	12.72%
Dow Jones U.S. Total Stock Market IndexSM	9.99%	11.41%	12.75%
Fund Category: Morningstar Large Blend[2]	6.30%	9.64%	11.28%
Fund Expense Ratio[3]: 0.03%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (S&P), and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones) and have been licensed for use by S& P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by CSIM. The “Dow Jones U.S. Total Stock Market IndexSM” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab Total Stock Market Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.
17
Schwab Equity Index Funds  |  Annual Report

Schwab Total Stock Market Index Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics1
Number of Holdings	3,184
Weighted Average Market Cap (millions)	$363,282
Price/Earnings Ratio (P/E)	25.1
Price/Book Ratio (P/B)	3.2
Portfolio Turnover Rate	4%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
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Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Growth Index Fund as of October 31, 2020

The Schwab U.S. Large-Cap Growth Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of large-capitalization U.S. growth stocks. To pursue its investment objective, the fund generally invests in stocks that are included in the Russell 1000® Growth Index (the index). The fund seeks to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. From a sector standpoint within the index, the information technology and consumer discretionary sectors outperformed over the 12-month reporting period, while the energy and industrials sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned 29.16% during the 12-month reporting period ended October 31, 2020, compared with the index, which returned 29.22%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The fund’s holdings in the industrials sector were the largest detractors from the total return of the fund. The industrials sector represented an average weight of 7% of the fund’s investments and returned approximately -1% for the reporting period. One example from this sector is The Boeing Co. The fund’s holdings of The Boeing Co. returned approximately -49% for the reporting period.
The energy sector also detracted from the total return of the fund. Energy stocks represented an average weight of less than 1% of the fund’s investments and returned approximately -29% for the reporting period.
The fund’s holdings in the information technology sector were the largest contributors to the total return of the fund. Information technology stocks represented an average weight of approximately 41% of the fund’s investments and returned approximately 43% for the reporting period. The fund’s holdings of Apple Inc. are one example from this sector, returning approximately 77% for the reporting period.
Stocks in the consumer discretionary sector also contributed to the total return of the fund. Consumer discretionary stocks represented an average weight of approximately 15% of the fund’s investments and returned approximately 45% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (December 20, 2017 – October 31, 2020)1

Average Annual Returns1
Fund and Inception Date	1 Year	Since Inception
Fund: Schwab U.S. Large-Cap Growth Index Fund (12/20/17)	29.16%	17.85%
Russell 1000® Growth Index	29.22%	17.91%
Fund Category: Morningstar Large Growth[2]	25.92%	N/A
Fund Expense Ratio[3]: 0.035%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – The Russell 1000® Growth Index is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Large-Cap Growth Index Fund. The Schwab U.S. Large-Cap Growth Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.
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Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics1
Number of Holdings	450
Weighted Average Market Cap (millions)	$636,052
Price/Earnings Ratio (P/E)	35.0
Price/Book Ratio (P/B)	10.4
Portfolio Turnover Rate	41%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
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Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Value Index Fund as of October 31, 2020

The Schwab U.S. Large-Cap Value Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of large-capitalization U.S. value stocks. To pursue its investment objective, the fund generally invests in stocks that are included in the Russell 1000® Value Index (the index). The fund seeks to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. From a sector standpoint within the index, the health care and materials sectors outperformed over the 12-month reporting period, while the energy and real estate sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned -7.69% during the 12-month reporting period ended October 31, 2020, compared with the index, which returned -7.57%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The fund’s holdings in the financials sector were the largest detractors from the total return of the fund. The financials sector represented an average weight of approximately 21% of the fund’s investments and returned approximately -18% for the reporting period. One example from this sector is Wells Fargo & Co. The fund’s holdings of Wells Fargo & Co. returned approximately -57% for the reporting period.
The energy sector also detracted from the total return of the fund. Energy stocks represented an average weight of approximately 6% of the fund’s investments and returned approximately -46% for the reporting period.
The fund’s holdings in the health care sector were the largest contributors to the total return of the fund. Health care stocks represented an average weight of approximately 14% of the fund’s investments and returned approximately 11% for the reporting period. The fund’s holdings of Danaher Corp., a designer and manufacturer of medical, industrial, and commercial products and services, are one example from this sector, returning approximately 67% for the reporting period.
Stocks in the materials sector also contributed to the total return of the fund. The fund’s holdings in the materials sector represented an average weight of approximately 4% of the fund’s investments and returned approximately 9% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Value Index Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (December 20, 2017 – October 31, 2020)1

Average Annual Returns1
Fund and Inception Date	1 Year	Since Inception
Fund: Schwab U.S. Large-Cap Value Index Fund (12/20/17)	-7.69%	0.44%
Russell 1000® Value Index	-7.57%	0.55%
Fund Category: Morningstar Large Value[2]	-7.37%	N/A
Fund Expense Ratio[3]: 0.035%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – The Russell 1000® Value Index is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Large-Cap Value Index Fund. The Schwab U.S. Large-Cap Value Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.
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Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Value Index Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics1
Number of Holdings	850
Weighted Average Market Cap (millions)	$119,166
Price/Earnings Ratio (P/E)	19.3
Price/Book Ratio (P/B)	1.9
Portfolio Turnover Rate	50%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
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Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Mid-Cap Index Fund as of October 31, 2020

The Schwab U.S. Mid-Cap Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of mid-capitalization U.S. stocks. To pursue its investment objective, the fund generally invests in securities that are included in the Russell Midcap® Index (the index). The fund seeks to replicate the performance of the index by giving the same weight to a given security as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. From a sector standpoint within the index, the health care and information technology sectors outperformed over the 12-month reporting period, while the energy and real estate sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned 4.04% during the 12-month reporting period ended October 31, 2020, compared with the index, which returned 4.12%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The fund’s holdings in the real estate sector were the largest detractors from the total return of the fund. The real estate sector represented an average weight of approximately 9% of the fund’s investments and returned approximately -23% for the reporting period. One example from this sector is Equity Residential. The fund’s holdings of Equity Residential, a real estate investment trust, returned approximately -45% for the reporting period.
The financials sector also detracted from the total return of the fund. Financials stocks represented an average weight of approximately 12% of the fund’s investments and returned approximately -13% for the reporting period.
The fund’s holdings in the information technology sector were the largest contributors to the total return of the fund. Information technology stocks represented an average weight of approximately 19% of the fund’s investments and returned approximately 23% for the reporting period. The fund’s Class A holdings of Twilio, Inc., which develops and publishes internet infrastructure solutions, are one example from this sector, returning approximately 189% for the reporting period.
Stocks in the health care sector also contributed to the total return of the fund. Health care stocks represented an average weight of approximately 12% of the fund’s investments and returned approximately 31% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Mid-Cap Index Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (December 20, 2017 – October 31, 2020)1

Average Annual Returns1
Fund and Inception Date	1 Year	Since Inception
Fund: Schwab U.S. Mid-Cap Index Fund (12/20/17)	4.04%	5.59%
Russell Midcap® Index	4.12%	5.67%
Fund Category: Morningstar Mid-Cap Blend[2]	-0.89%	N/A
Fund Expense Ratio[3]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – The Russell Midcap® Index is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Mid-Cap Index Fund. The Schwab U.S. Mid-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.
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Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Mid-Cap Index Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics1
Number of Holdings	820
Weighted Average Market Cap (millions)	$17,353
Price/Earnings Ratio (P/E)	22.8
Price/Book Ratio (P/B)	2.6
Portfolio Turnover Rate	29%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
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Schwab Equity Index Funds  |  Annual Report

Schwab International Index Fund as of October 31, 2020

The Schwab International Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the U.S. To pursue its investment objective, the fund generally invests in stocks that are included in the MSCI EAFE® Index (Net) (the index), which includes stocks from developed markets in Europe, Australasia and the Far East. To pursue its goal, the fund seeks to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and plunging markets into bear-market territory with record speed. At their lows, key international stock indices had lost as much as one-third of their former value. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. While the extraordinary response prompted a rally in global equity markets from their March lows, historic volatility remained and international equity markets lost steam during the final two months of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. The U.S. dollar weakened against a basket of foreign currencies for the reporting period, generally increasing the returns on overseas investments in U.S. dollar terms.
Performance. The fund generally tracked the index for the reporting period. The fund returned -6.56% for the 12-month reporting period ended October 31, 2020, compared with the index, which returned -6.86%. Timing differences in foreign exchange calculations slightly detracted and fair valuation of the fund’s holdings slightly contributed to the fund’s relative performance.1
Contributors and Detractors. From a country perspective, stocks from Denmark contributed the most to the total return of the fund. Representing an average weight of approximately 2% of the fund’s investments, Danish stocks returned approximately 34% in U.S. dollar terms for the reporting period. One example from Denmark is the fund’s Class B holdings of Novo Nordisk A/S, a multinational pharmaceutical company, which returned approximately 20% in U.S. dollar terms for the reporting period.
Stocks from Switzerland also contributed to the total return of the fund. Representing an average weight of approximately 10% of the fund’s investments, Swiss stocks returned approximately 4% in U.S. dollar terms for the reporting period.
Stocks from the United Kingdom detracted the most from the fund’s total return. Representing an average weight of approximately 15% of the fund’s investments, stocks from the United Kingdom returned approximately -21% in U.S. dollar terms for the reporting period. One example from the United Kingdom is HSBC Holdings plc, a multinational investment bank and financial services holding company, which returned approximately -44% in U.S. dollar terms for the reporting period.
Stocks from France also detracted from the total return of the fund. Representing an average weight of approximately 11% of the fund’s investments, French stocks returned approximately -12% in U.S. dollar terms for the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
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Schwab Equity Index Funds  |  Annual Report

Schwab International Index Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab International Index Fund (5/19/97)	-6.56%	3.08%	3.88%
MSCI EAFE® Index (Net)[3]	-6.86%	2.85%	3.82%
International Spliced Index	-6.86%	2.85%	3.90%
Fund Category: Morningstar Foreign Large Blend[4]	-4.19%	3.23%	3.65%
Fund Expense Ratio[5]: 0.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership – “MSCI EAFE®” is a registered mark of MSCI and has been licensed for use by the Schwab International Index Fund. The Schwab International Index Fund is not sponsored, endorsed, sold or promoted by MSCI and MSCI bears no liability with respect to the fund. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus.
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Schwab International Index Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics1
Number of Holdings	913
Weighted Average Market Cap (millions)	$61,247
Price/Earnings Ratio (P/E)	18.2
Price/Book Ratio (P/B)	1.5
Portfolio Turnover Rate	7%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2020 and held through October 31, 2020.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/20	Ending Account Value (Net of Expenses) at 10/31/20	Expenses Paid During Period 5/1/20-10/31/20[2]
Schwab S&P 500 Index Fund
Actual Return	0.02%	$1,000.00	$1,132.80	$0.11
Hypothetical 5% Return	0.02%	$1,000.00	$1,025.00	$0.10
Schwab 1000 Index Fund
Actual Return	0.05%	$1,000.00	$1,148.30	$0.27
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.85	$0.25
Schwab Small-Cap Index Fund
Actual Return	0.04%	$1,000.00	$1,181.70	$0.22
Hypothetical 5% Return	0.04%	$1,000.00	$1,024.90	$0.20
Schwab Total Stock Market Index Fund
Actual Return	0.03%	$1,000.00	$1,150.60	$0.16
Hypothetical 5% Return	0.03%	$1,000.00	$1,024.95	$0.15
Schwab U.S. Large-Cap Growth Index Fund
Actual Return	0.035%	$1,000.00	$1,217.70	$0.20
Hypothetical 5% Return	0.035%	$1,000.00	$1,024.92	$0.18
Schwab U.S. Large-Cap Value Index Fund
Actual Return	0.035%	$1,000.00	$1,069.00	$0.18
Hypothetical 5% Return	0.035%	$1,000.00	$1,024.92	$0.18
Schwab U.S. Mid-Cap Index Fund
Actual Return	0.04%	$1,000.00	$1,177.80	$0.22
Hypothetical 5% Return	0.04%	$1,000.00	$1,024.90	$0.20
Schwab International Index Fund
Actual Return	0.06%	$1,000.00	$1,094.30	$0.32
Hypothetical 5% Return	0.06%	$1,000.00	$1,024.80	$0.31

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by 366 days of the fiscal year.
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Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$47.17	$42.41	$40.23	$33.38	$33.00
Income (loss) from investment operations:
Net investment income (loss)[1]	1.02	0.92	0.80	0.74	0.69
Net realized and unrealized gains (losses)	3.52	4.86	2.12	6.99	0.69
Total from investment operations	4.54	5.78	2.92	7.73	1.38
Less distributions:
Distributions from net investment income	(0.87)	(0.84)	(0.72)	(0.69)	(0.68)
Distributions from net realized gains	(0.09)	(0.18)	(0.02)	(0.19)	(0.32)
Total distributions	(0.96)	(1.02)	(0.74)	(0.88)	(1.00)
Net asset value at end of period	$50.75	$47.17	$42.41	$40.23	$33.38
Total return	9.69%	14.30%	7.29%	23.57%	4.40%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.02%	0.02% [2]	0.03%	0.05% [3]	0.09%
Net operating expenses	N/A	N/A	N/A [4]	0.05% [3]	0.09%
Net investment income (loss)	2.11%	2.11%	1.88%	2.01%	2.12%
Portfolio turnover rate	4%	3%	2%	2%	2%
Net assets, end of period (x 1,000,000)	$44,184	$40,232	$34,410	$29,999	$22,675

1
Calculated based on the average shares outstanding during the period.
2
Effective December 20, 2018, the annual operating expense ratio was reduced to 0.02%. The ratio presented for period ended 10/31/19 is a blended ratio.
3
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
4
Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
32
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Condensed Portfolio Holdings  as of October 31, 2020

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.5% of net assets

Automobiles & Components 0.4%
Other Securities		0.4	175,683,366

Banks 3.5%
Bank of America Corp.	12,355,276	0.7	292,820,041
JPMorgan Chase & Co.	4,939,328	1.1	484,251,717
Other Securities		1.7	750,251,667
		3.5	1,527,323,425

Capital Goods 5.6%
Other Securities		5.6	2,470,893,683

Commercial & Professional Services 0.7%
Other Securities		0.7	333,023,013

Consumer Durables & Apparel 1.2%
NIKE, Inc., Class B	2,017,430	0.5	242,252,994
Other Securities		0.7	271,745,541
		1.2	513,998,535

Consumer Services 1.6%
McDonald's Corp.	1,206,199	0.6	256,920,387
Other Securities		1.0	473,794,545
		1.6	730,714,932

Diversified Financials 4.5%
Berkshire Hathaway, Inc., Class B *	3,212,682	1.5	648,640,496
The Charles Schwab Corp. (a)	2,391,011	0.2	98,294,462
Other Securities		2.8	1,259,957,204
		4.5	2,006,892,162

Energy 2.0%
Chevron Corp.	3,120,307	0.5	216,861,337
Exxon Mobil Corp.	6,855,647	0.5	223,631,205
Other Securities		1.0	444,871,880
		2.0	885,364,422

Security	Number of Shares	% of Net Assets	Value ($)
Food & Staples Retailing 1.6%
Costco Wholesale Corp.	715,756	0.6	255,968,661
Walmart, Inc.	2,250,718	0.7	312,287,122
Other Securities		0.3	125,824,624
		1.6	694,080,407

Food, Beverage & Tobacco 3.4%
PepsiCo, Inc.	2,244,122	0.7	299,119,021
The Coca-Cola Co.	6,266,381	0.7	301,162,271
Other Securities		2.0	888,880,563
		3.4	1,489,161,855

Health Care Equipment & Services 6.7%
Abbott Laboratories	2,870,109	0.7	301,677,157
Danaher Corp.	1,023,164	0.5	234,857,065
Medtronic plc	2,178,195	0.5	219,061,071
UnitedHealth Group, Inc.	1,540,479	1.1	470,061,762
Other Securities		3.9	1,739,239,227
		6.7	2,964,896,282

Household & Personal Products 2.0%
The Procter & Gamble Co.	4,035,300	1.3	553,239,630
Other Securities		0.7	340,890,895
		2.0	894,130,525

Insurance 1.8%
Other Securities		1.8	806,539,501

Materials 2.7%
Other Securities		2.7	1,174,667,607

Media & Entertainment 9.3%
Alphabet, Inc., Class A *	487,031	1.8	787,095,669
Alphabet, Inc., Class C *	475,882	1.7	771,409,481
Comcast Corp., Class A	7,389,397	0.7	312,128,129
Facebook, Inc., Class A *	3,897,113	2.3	1,025,369,402
Netflix, Inc. *	715,005	0.8	340,156,479
The Walt Disney Co.	2,929,198	0.8	355,165,258
Other Securities		1.2	501,059,752
		9.3	4,092,384,170

Pharmaceuticals, Biotechnology & Life Sciences 7.3%
AbbVie, Inc.	2,860,791	0.6	243,453,314
Amgen, Inc.	949,368	0.5	205,955,894
Bristol-Myers Squibb Co.	3,653,695	0.5	213,558,473
Johnson & Johnson	4,267,622	1.3	585,133,652

33
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Merck & Co., Inc.	4,099,769	0.7	308,343,626
Pfizer, Inc.	9,007,472	0.7	319,585,107
Thermo Fisher Scientific, Inc.	641,234	0.7	303,380,630
Other Securities		2.3	1,038,096,239
		7.3	3,217,506,935

Real Estate 2.6%
Other Securities		2.6	1,152,102,958

Retailing 8.3%
Amazon.com, Inc. *	690,098	4.7	2,095,241,043
Lowe's Cos., Inc.	1,225,286	0.4	193,717,717
The Home Depot, Inc.	1,744,990	1.1	465,406,283
Other Securities		2.1	913,393,833
		8.3	3,667,758,876

Semiconductors & Semiconductor Equipment 5.0%
Broadcom, Inc.	651,831	0.5	227,899,673
Intel Corp.	6,892,979	0.7	305,221,110
NVIDIA Corp.	1,000,023	1.1	501,371,531
QUALCOMM, Inc.	1,828,475	0.5	225,560,676
Texas Instruments, Inc.	1,484,562	0.5	214,652,820
Other Securities		1.7	728,823,912
		5.0	2,203,529,722

Software & Services 14.3%
Accenture plc, Class A	1,031,319	0.5	223,703,404
Adobe, Inc. *	777,511	0.8	347,625,168
Mastercard, Inc., Class A	1,431,974	0.9	413,324,975
Microsoft Corp.	12,266,451	5.6	2,483,588,334
PayPal Holdings, Inc. *	1,901,872	0.8	353,995,435
salesforce.com, Inc. *	1,474,980	0.8	342,593,605
Visa, Inc., Class A	2,733,066	1.1	496,625,423
Other Securities		3.8	1,662,993,845
		14.3	6,324,450,189

Technology Hardware & Equipment 8.0%
Apple Inc.	26,057,919	6.4	2,836,665,062
Cisco Systems, Inc.	6,861,350	0.6	246,322,465
Other Securities		1.0	455,414,257
		8.0	3,538,401,784

Telecommunication Services 1.8%
AT&T, Inc.	11,550,195	0.7	312,086,269
Verizon Communications, Inc.	6,707,808	0.9	382,277,978
Other Securities		0.2	117,070,779
		1.8	811,435,026

Security	Number of Shares	% of Net Assets	Value ($)
Transportation 2.0%
Union Pacific Corp.	1,100,432	0.4	194,985,546
Other Securities		1.6	684,399,540
		2.0	879,385,086

Utilities 3.2%
NextEra Energy, Inc.	3,174,624	0.5	232,414,223
Other Securities		2.7	1,175,942,214
		3.2	1,408,356,437
Total Common Stock
(Cost $20,594,421,840)			43,962,680,898

Other Investment Company 0.1% of net assets

Securities Lending Collateral 0.1%
Other Securities		0.1	26,288,917
Total Other Investment Company
(Cost $26,288,917)			26,288,917
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.2% of net assets

Time Deposits 0.2%
Other Securities		0.2	98,222,299
Total Short-Term Investments
(Cost $98,222,299)			98,222,299

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/18/20	1,185	193,433,475	(3,964,109)
The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $25,808,897.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.

The fund owns shares of an affiliate, The Charles Schwab Corp., since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended October 31, 2020:
	Value at 10/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 10/31/20	Balance of Shares Held at 10/31/20	Dividends Received
The Charles Schwab Corp.	$74,967,791	$23,287,026	($2,600,906)	($1,027,037)	$3,667,588	$98,294,462	2,391,011	$1,316,874

34
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$43,962,680,898	$—	$—	$43,962,680,898
Other Investment Company[1]	26,288,917	—	—	26,288,917
Short-Term Investments[1]	—	98,222,299	—	98,222,299
Liabilities
Futures Contracts[2]	(3,964,109)	—	—	(3,964,109)
Total	$43,985,005,706	$98,222,299	$—	$44,083,228,005
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
35
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investment in affiliated issuer, at value (cost $58,970,924)		$98,294,462
Investments in unaffiliated issuers, at value (cost $20,633,673,215) including securities on loan of $25,808,897		43,962,608,735
Collateral invested for securities on loan, at value (cost $26,288,917)		26,288,917
Deposit with broker for futures contracts		17,340,000
Receivables:
Fund shares sold		101,513,339
Dividends		43,845,463
Income from securities on loan		17,131
Interest	+	55
Total assets		44,249,908,102
Liabilities
Collateral held for securities on loan		26,288,917
Payables:
Investment adviser fees		807,365
Fund shares redeemed		36,480,703
Variation margin on futures contracts	+	2,072,624
Total liabilities		65,649,609
Net Assets
Total assets		44,249,908,102
Total liabilities	–	65,649,609
Net assets		$44,184,258,493
Net Assets by Source
Capital received from investors		20,534,552,723
Total distributable earnings		23,649,705,770

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$44,184,258,493		870,563,401		$50.75

36
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends received from affiliated issuer		$1,316,874
Dividends received from unaffiliated issuers		899,795,340
Interest		366,683
Securities on loan, net	+	370,393
Total investment income		901,849,290
Expenses
Investment adviser fees		8,499,556
Total expenses	–	8,499,556
Net investment income		893,349,734
Realized and Unrealized Gains (Losses)
Net realized losses on affiliated issuer		(1,027,037)
Net realized losses on unaffiliated issuers		(302,975,744)
Net realized gains on futures contracts	+	12,210,279
Net realized losses		(291,792,502)
Net change in unrealized appreciation (depreciation) on affiliated issuer		3,667,588
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		3,168,428,504
Net change in unrealized appreciation (depreciation) on futures contracts	+	(6,049,994)
Net change in unrealized appreciation (depreciation)	+	3,166,046,098
Net realized and unrealized gains		2,874,253,596
Increase in net assets resulting from operations		$3,767,603,330
37
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$893,349,734	$777,902,944
Net realized gains (losses)		(291,792,502)	16,453,205
Net change in unrealized appreciation (depreciation)	+	3,166,046,098	4,213,657,469
Increase in net assets from operations		3,767,603,330	5,008,013,618
Distributions to Shareholders
Total distributions		($829,255,576)	($835,129,475)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		236,073,289	$11,084,108,165	185,382,757	$8,015,175,116
Shares reinvested		13,928,557	685,702,860	18,929,002	700,551,667
Shares redeemed	+	(232,288,137)	(10,755,681,037)	(162,770,508)	(7,066,557,661)
Net transactions in fund shares		17,713,709	$1,014,129,988	41,541,251	$1,649,169,122
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		852,849,692	$40,231,780,751	811,308,441	$34,409,727,486
Total increase	+	17,713,709	3,952,477,742	41,541,251	5,822,053,265
End of period		870,563,401	$44,184,258,493	852,849,692	$40,231,780,751
38
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$68.68	$64.19	$62.61	$52.40	$53.67
Income (loss) from investment operations:
Net investment income (loss)[1]	1.38	1.38	1.18	1.08	0.95
Net realized and unrealized gains (losses)	5.81	6.73	3.05	10.96	0.92
Total from investment operations	7.19	8.11	4.23	12.04	1.87
Less distributions:
Distributions from net investment income	(1.29)	(1.28)	(1.10)	(0.97)	(0.96)
Distributions from net realized gains	(0.85)	(2.34)	(1.55)	(0.86)	(2.18)
Total distributions	(2.14)	(3.62)	(2.65)	(1.83)	(3.14)
Net asset value at end of period	$73.73	$68.68	$64.19	$62.61	$52.40
Total return	10.60%	14.20%	6.84%	23.52%	3.87%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.05%	0.05%	0.05%	0.14% [2]	0.33%
Net operating expenses	N/A	N/A	N/A [3]	0.12% [2]	0.29%
Net investment income (loss)	1.97%	2.15%	1.82%	1.87%	1.86%
Portfolio turnover rate	4%	5%	4%	5%	3%
Net assets, end of period (x 1,000,000)	$9,774	$9,346	$7,909	$7,681	$6,432

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
39
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Condensed Portfolio Holdings  as of October 31, 2020

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.6% of net assets

Automobiles & Components 1.4%
Tesla, Inc. *	235,981	0.9	91,570,067
Other Securities		0.5	43,396,618
		1.4	134,966,685

Banks 3.4%
Bank of America Corp.	2,413,704	0.6	57,204,785
JPMorgan Chase & Co.	964,793	1.0	94,588,306
Other Securities		1.8	183,253,640
		3.4	335,046,731

Capital Goods 5.7%
Other Securities		5.7	556,099,919

Commercial & Professional Services 1.0%
Other Securities		1.0	93,765,359

Consumer Durables & Apparel 1.3%
NIKE, Inc., Class B	394,251	0.5	47,341,660
Other Securities		0.8	80,629,360
		1.3	127,971,020

Consumer Services 1.8%
McDonald's Corp.	235,548	0.5	50,171,724
Other Securities		1.3	127,869,672
		1.8	178,041,396

Diversified Financials 4.5%
Berkshire Hathaway, Inc., Class B *	627,590	1.3	126,710,421
The Charles Schwab Corp. (a)	466,411	0.2	19,174,156
Other Securities		3.0	296,197,457
		4.5	442,082,034

Energy 1.9%
Chevron Corp.	609,427	0.4	42,355,177
Exxon Mobil Corp.	1,338,557	0.4	43,663,729
Other Securities		1.1	95,551,105
		1.9	181,570,011

Security	Number of Shares	% of Net Assets	Value ($)
Food & Staples Retailing 1.4%
Costco Wholesale Corp.	139,862	0.5	50,017,448
Walmart, Inc.	439,708	0.6	61,009,485
Other Securities		0.3	29,388,918
		1.4	140,415,851

Food, Beverage & Tobacco 3.2%
PepsiCo, Inc.	438,492	0.6	58,446,599
The Coca-Cola Co.	1,223,525	0.6	58,802,611
Other Securities		2.0	191,611,686
		3.2	308,860,896

Health Care Equipment & Services 6.5%
Abbott Laboratories	560,663	0.6	58,931,288
Danaher Corp.	199,990	0.5	45,905,705
Medtronic plc	425,702	0.4	42,812,850
UnitedHealth Group, Inc.	300,904	0.9	91,817,847
Other Securities		4.1	398,033,888
		6.5	637,501,578

Household & Personal Products 1.8%
The Procter & Gamble Co.	788,329	1.1	108,079,906
Other Securities		0.7	68,259,220
		1.8	176,339,126

Insurance 2.0%
Other Securities		2.0	195,386,105

Materials 2.7%
Other Securities		2.7	262,770,002

Media & Entertainment 8.9%
Alphabet, Inc., Class A *	95,124	1.6	153,730,848
Alphabet, Inc., Class C *	92,947	1.5	150,668,017
Comcast Corp., Class A	1,443,215	0.6	60,961,402
Facebook, Inc., Class A *	761,135	2.0	200,262,230
Netflix, Inc. *	139,603	0.7	66,414,731
The Walt Disney Co.	571,960	0.7	69,350,150
Other Securities		1.8	169,373,783
		8.9	870,761,161

Pharmaceuticals, Biotechnology & Life Sciences 7.3%
AbbVie, Inc.	558,288	0.5	47,510,309
Amgen, Inc.	185,316	0.4	40,202,453
Bristol-Myers Squibb Co.	713,400	0.4	41,698,230
Johnson & Johnson	833,519	1.2	114,283,790

40
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Merck & Co., Inc.	800,788	0.6	60,227,266
Pfizer, Inc.	1,759,131	0.6	62,413,968
Thermo Fisher Scientific, Inc.	125,264	0.6	59,264,904
Other Securities		3.0	286,973,893
		7.3	712,574,813

Real Estate 3.1%
Other Securities		3.1	304,903,139

Retailing 7.6%
Amazon.com, Inc. *	134,781	4.2	409,215,333
The Home Depot, Inc.	340,886	0.9	90,917,705
Other Securities		2.5	245,716,970
		7.6	745,850,008

Semiconductors & Semiconductor Equipment 4.8%
Broadcom, Inc.	127,339	0.5	44,521,535
Intel Corp.	1,346,773	0.6	59,635,108
NVIDIA Corp.	195,304	1.0	97,917,613
QUALCOMM, Inc.	357,239	0.5	44,069,003
Texas Instruments, Inc.	290,272	0.4	41,970,429
Other Securities		1.8	184,309,733
		4.8	472,423,421

Software & Services 15.1%
Accenture plc, Class A	201,511	0.4	43,709,751
Adobe, Inc. *	151,856	0.7	67,894,818
Mastercard, Inc., Class A	279,643	0.8	80,716,155
Microsoft Corp.	2,395,688	5.0	485,054,949
PayPal Holdings, Inc. *	371,402	0.7	69,129,054
salesforce.com, Inc. *	288,062	0.7	66,908,161
Visa, Inc., Class A	533,770	1.0	96,991,347
Other Securities		5.8	565,804,890
		15.1	1,476,209,125

Technology Hardware & Equipment 7.4%
Apple Inc.	5,089,294	5.7	554,020,545
Cisco Systems, Inc.	1,340,750	0.5	48,132,925
Other Securities		1.2	119,002,944
		7.4	721,156,414

Telecommunication Services 1.7%
AT&T, Inc.	2,256,030	0.6	60,957,931
Verizon Communications, Inc.	1,310,336	0.8	74,676,049
Other Securities		0.3	28,512,296
		1.7	164,146,276

Security	Number of Shares	% of Net Assets	Value ($)
Transportation 2.0%
Union Pacific Corp.	214,949	0.4	38,086,813
Other Securities		1.6	159,114,138
		2.0	197,200,951

Utilities 3.1%
NextEra Energy, Inc.	621,177	0.5	45,476,368
Other Securities		2.6	254,746,523
		3.1	300,222,891
Total Common Stock
(Cost $2,535,785,297)			9,736,264,912

Other Investment Companies 0.3% of net assets

Money Market Fund 0.2%
Other Securities		0.2	26,263,404

Securities Lending Collateral 0.1%
Other Securities		0.1	5,820,600
Total Other Investment Companies
(Cost $32,084,004)			32,084,004

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/18/20	208	33,952,880	(1,323,653)
The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $5,675,853.
(c)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

The fund owns shares of an affiliate, The Charles Schwab Corp., since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended October 31, 2020:
	Value at 10/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 10/31/20	Balance of Shares Held at 10/31/20	Dividends Received
The Charles Schwab Corp.	$15,595,187	$1,594,082	($1,049,005)	($6,418)	$3,040,310	$19,174,156	466,411	$264,536

41
Schwab Equity Index Funds  |  Annual Report
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Schwab 1000 Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$9,736,264,912	$—	$—	$9,736,264,912
Other Investment Companies[1]	32,084,004	—	—	32,084,004
Liabilities
Futures Contracts[2]	(1,323,653)	—	—	(1,323,653)
Total	$9,767,025,263	$—	$—	$9,767,025,263
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
42
Schwab Equity Index Funds  |  Annual Report
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Schwab 1000 Index Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investment in affiliated issuer, at value (cost $3,294,045)		$19,174,156
Investments in unaffiliated issuers, at value (cost $2,558,754,656) including securities on loan of $5,675,853		9,743,354,160
Collateral invested for securities on loan, at value (cost $5,820,600)		5,820,600
Deposit with broker for futures contracts		2,844,000
Receivables:
Investments sold		373,727
Dividends		8,829,736
Fund shares sold		8,286,881
Income from securities on loan	+	4,927
Total assets		9,788,688,187
Liabilities
Collateral held for securities on loan		5,820,600
Payables:
Investments bought		3,315,253
Investment adviser fees		447,582
Fund shares redeemed		4,764,399
Variation margin on futures contracts	+	399,938
Total liabilities		14,747,772
Net Assets
Total assets		9,788,688,187
Total liabilities	–	14,747,772
Net assets		$9,773,940,415
Net Assets by Source
Capital received from investors		2,283,611,583
Total distributable earnings		7,490,328,832

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$9,773,940,415		132,568,023		$73.73

43
Schwab Equity Index Funds  |  Annual Report
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Schwab 1000 Index Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends received from affiliated issuer		$264,536
Dividends received from unaffiliated issuers (net of foreign withholding tax of $4,519)		191,469,491
Securities on loan, net	+	153,520
Total investment income		191,887,547
Expenses
Investment adviser fees		4,756,649
Total expenses	–	4,756,649
Net investment income		187,130,898
Realized and Unrealized Gains (Losses)
Net realized losses on affiliated issuer		(6,418)
Net realized gains on unaffiliated issuers		111,568,510
Net realized gains on futures contracts	+	6,175,964
Net realized gains		117,738,056
Net change in unrealized appreciation (depreciation) on affiliated issuer		3,040,310
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		640,546,681
Net change in unrealized appreciation (depreciation) on futures contracts	+	(1,652,329)
Net change in unrealized appreciation (depreciation)	+	641,934,662
Net realized and unrealized gains		759,672,718
Increase in net assets resulting from operations		$946,803,616
44
Schwab Equity Index Funds  |  Annual Report
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Schwab 1000 Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$187,130,898	$181,692,334
Net realized gains		117,738,056	111,070,500
Net change in unrealized appreciation (depreciation)	+	641,934,662	831,678,079
Increase in net assets from operations		946,803,616	1,124,440,913
Distributions to Shareholders
Total distributions		($290,754,043)	($445,433,607)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		13,800,508	$925,426,862	20,231,558	$1,297,409,694
Shares reinvested		3,367,064	238,859,473	6,798,612	365,978,493
Shares redeemed	+	(20,677,471)	(1,392,525,764)	(14,175,603)	(905,415,456)
Net transactions in fund shares		(3,509,899)	($228,239,429)	12,854,567	$757,972,731
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		136,077,922	$9,346,130,271	123,223,355	$7,909,150,234
Total increase or decrease	+	(3,509,899)	427,810,144	12,854,567	1,436,980,037
End of period		132,568,023	$9,773,940,415	136,077,922	$9,346,130,271
45
Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$28.84	$30.48	$31.45	$25.60	$26.29
Income (loss) from investment operations:
Net investment income (loss)[1]	0.35	0.40	0.43	0.38	0.39
Net realized and unrealized gains (losses)	(0.23)	0.54	0.20	6.62	0.59
Total from investment operations	0.12	0.94	0.63	7.00	0.98
Less distributions:
Distributions from net investment income	(0.42)	(0.40)	(0.39)	(0.39)	(0.36)
Distributions from net realized gains	(1.36)	(2.18)	(1.21)	(0.76)	(1.31)
Total distributions	(1.78)	(2.58)	(1.60)	(1.15)	(1.67)
Net asset value at end of period	$27.18	$28.84	$30.48	$31.45	$25.60
Total return	0.00%	4.95%	1.93%	27.84%	4.17%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04%	0.04% [2]	0.05%	0.10% [3]	0.20%
Net operating expenses	N/A	N/A	N/A [4]	0.09% [3]	0.17%
Net investment income (loss)	1.31%	1.43%	1.33%	1.31%	1.60%
Portfolio turnover rate	21%	14%	17%	11%	17%
Net assets, end of period (x 1,000,000)	$3,988	$4,187	$3,874	$3,531	$2,619

1
Calculated based on the average shares outstanding during the period.
2
Effective December 20, 2018, the annual operating expense ratio was reduced to 0.04%. The ratio presented for period ended 10/31/19 is a blended ratio.
3
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
4
Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
46
Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2020

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 1.5%
Other Securities		1.5	58,627,761

Banks 9.8%
Essent Group Ltd.	228,604	0.2	9,109,869
South State Corp.	144,934	0.2	8,898,948
Other Securities		9.4	370,788,292
		9.8	388,797,109

Capital Goods 10.2%
Plug Power, Inc. *	706,281	0.2	9,887,934
SiteOne Landscape Supply, Inc. *	91,090	0.3	10,884,344
Sunrun, Inc. *	302,438	0.4	15,732,825
Other Securities		9.3	371,203,256
		10.2	407,708,359

Commercial & Professional Services 3.2%
Tetra Tech, Inc.	111,813	0.3	11,283,050
Other Securities		2.9	116,530,771
		3.2	127,813,821

Consumer Durables & Apparel 3.9%
Deckers Outdoor Corp. *	58,061	0.4	14,710,916
Helen of Troy Ltd. *	52,485	0.2	9,951,156
TopBuild Corp. *	68,573	0.3	10,506,069
Other Securities		3.0	122,207,433
		3.9	157,375,574

Consumer Services 4.0%
Caesars Entertainment, Inc. *	343,846	0.4	15,411,178
Churchill Downs, Inc.	78,774	0.3	11,749,142
Penn National Gaming, Inc. *	315,382	0.4	17,024,320
Texas Roadhouse, Inc.	136,139	0.2	9,533,814
Other Securities		2.7	103,796,630
		4.0	157,515,084

Diversified Financials 3.7%
Other Securities		3.7	147,334,219

Energy 1.9%
Other Securities		1.9	74,113,994

Security	Number of Shares	% of Net Assets	Value ($)
Food & Staples Retailing 0.8%
BJ's Wholesale Club Holdings, Inc. *	283,817	0.3	10,867,353
Performance Food Group Co. *	271,491	0.2	9,124,812
Other Securities		0.3	12,615,951
		0.8	32,608,116

Food, Beverage & Tobacco 1.9%
Darling Ingredients, Inc. *	333,575	0.4	14,343,725
Freshpet, Inc. *	80,262	0.2	9,189,999
Other Securities		1.3	54,156,981
		1.9	77,690,705

Health Care Equipment & Services 7.5%
iRhythm Technologies, Inc. *	56,832	0.3	12,017,126
LHC Group, Inc. *	62,938	0.3	13,629,224
Nevro Corp. *	69,617	0.3	10,387,553
Other Securities		6.6	264,712,379
		7.5	300,746,282

Household & Personal Products 0.6%
Other Securities		0.6	24,750,493

Insurance 2.4%
Other Securities		2.4	94,578,248

Materials 4.2%
Other Securities		4.2	165,843,322

Media & Entertainment 1.2%
Other Securities		1.2	48,286,351

Pharmaceuticals, Biotechnology & Life Sciences 13.7%
Amicus Therapeutics, Inc. *	526,357	0.2	9,384,945
Arena Pharmaceuticals, Inc. *	120,394	0.3	10,320,174
Arrowhead Pharmaceuticals, Inc. *	207,968	0.3	11,916,566
Blueprint Medicines Corp. *	114,616	0.3	11,722,924
Emergent BioSolutions, Inc. *	92,489	0.2	8,321,235
Invitae Corp. *	239,134	0.2	9,376,444
Mirati Therapeutics, Inc. *	85,554	0.5	18,577,196
MyoKardia, Inc. *	105,111	0.6	23,495,462
Natera, Inc. *	146,661	0.2	9,864,419
NeoGenomics, Inc. *	214,636	0.2	8,420,170
Novavax, Inc. *	127,748	0.3	10,310,541

47
Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Ultragenyx Pharmaceutical, Inc. *	119,279	0.3	11,987,539
Other Securities		10.1	400,886,086
		13.7	544,583,701

Real Estate 6.3%
EastGroup Properties, Inc.	80,123	0.3	10,662,769
Redfin Corp. *	200,903	0.2	8,391,718
STAG Industrial, Inc.	310,776	0.2	9,671,349
Other Securities		5.6	221,868,800
		6.3	250,594,636

Retailing 3.8%
Lithia Motors, Inc., Class A	52,818	0.3	12,125,428
RH *	32,237	0.3	10,806,809
Other Securities		3.2	130,437,330
		3.8	153,369,567

Semiconductors & Semiconductor Equipment 2.8%
CMC Materials, Inc.	60,171	0.2	8,555,715
Lattice Semiconductor Corp. *	278,802	0.2	9,730,190
Silicon Laboratories, Inc. *	89,870	0.2	9,208,080
Other Securities		2.2	83,677,751
		2.8	111,171,736

Software & Services 7.4%
Blackline, Inc. *	104,001	0.3	10,158,818
Envestnet, Inc. *	110,081	0.2	8,447,616
LiveRamp Holdings, Inc. *	132,895	0.2	8,783,031
MAXIMUS, Inc.	126,758	0.2	8,566,306
Q2 Holdings, Inc. *	102,813	0.2	9,380,658
Other Securities		6.3	249,077,408
		7.4	294,413,837

Technology Hardware & Equipment 3.2%
II-VI, Inc. *	208,882	0.2	9,497,865
Other Securities		3.0	119,552,112
		3.2	129,049,977

Telecommunication Services 1.0%
Other Securities		1.0	39,112,729

Transportation 1.4%
Other Securities		1.4	56,393,568

Utilities 3.3%
Brookfield Renewable Corp., Class A	141,696	0.2	9,461,042
PNM Resources, Inc.	164,492	0.2	8,224,600
Other Securities		2.9	115,367,110
		3.3	133,052,752
Total Common Stock
(Cost $3,189,817,855)			3,975,531,941

Security	Number of Shares	% of Net Assets	Value ($)
Rights 0.0% of net assets

Capital Goods 0.0%
Other Securities		0.0	—

Media & Entertainment 0.0%
Other Securities		0.0	14,883

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	254,263
Total Rights
(Cost $6,703)			269,146

Warrants 0.0% of net assets

Energy 0.0%
Other Securities		0.0	9,962
Total Warrants
(Cost $—)			9,962

Other Investment Company 1.5% of net assets

Securities Lending Collateral 1.5%
Wells Fargo Government Money Market Fund, Select Class 0.04% (c)	57,653,589	1.5	57,653,589
Total Other Investment Company
(Cost $57,653,589)			57,653,589
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investment 0.3% of net assets

Time Deposit 0.3%
Sumitomo Mitsui Banking Corp. 0.01%, 11/02/20 (d)	13,572,108	0.3	13,572,108
Total Short-Term Investment
(Cost $13,572,108)			13,572,108

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 2000 Index, e-mini, expires 12/18/20	160	12,294,400	(514,409)

48
Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $53,460,251.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$3,809,688,619	$—	$—	$3,809,688,619
Materials	165,843,322	—	— *	165,843,322
Rights [1]
Capital Goods	—	—	— *	—
Media & Entertainment	—	—	14,883	14,883
Pharmaceuticals, Biotechnology & Life Sciences	—	—	254,263 *	254,263
Warrants [1]
Energy	—	—	9,962	9,962
Other Investment Company[1]	57,653,589	—	—	57,653,589
Short-Term Investment[1]	—	13,572,108	—	13,572,108
Liabilities
Futures Contracts[2]	(514,409)	—	—	(514,409)
Total	$4,032,671,121	$13,572,108	$279,108	$4,046,522,337
*	Level 3 amount shown includes securities determined to have no value at October 31, 2020.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
49
Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in unaffiliated issuers, at value (cost $3,203,396,666) including securities on loan of $53,460,251		$3,989,383,157
Collateral invested for securities on loan, at value (cost $57,653,589)		57,653,589
Deposit with broker for futures contracts		1,410,500
Receivables:
Investments sold		331,369
Fund shares sold		4,274,240
Dividends		1,148,368
Income from securities on loan		560,773
Foreign tax reclaims	+	888
Total assets		4,054,762,884
Liabilities
Collateral held for securities on loan		57,653,589
Payables:
Investments bought		2,330,996
Investment adviser fees		137,352
Fund shares redeemed		6,237,449
Variation margin on futures contracts	+	231,943
Total liabilities		66,591,329
Net Assets
Total assets		4,054,762,884
Total liabilities	–	66,591,329
Net assets		$3,988,171,555
Net Assets by Source
Capital received from investors		3,212,453,051
Total distributable earnings		775,718,504

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$3,988,171,555		146,713,114		$27.18

50
Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends (net of foreign withholding tax of $60,214)		$48,336,155
Interest		50,283
Securities on loan, net	+	5,318,547
Total investment income		53,704,985
Expenses
Investment adviser fees		1,594,282
Total expenses	–	1,594,282
Net investment income		52,110,703
Realized and Unrealized Gains (Losses)
Net realized gains on investments		17,480,900
Net realized losses on futures contracts	+	(1,171,165)
Net realized gains		16,309,735
Net change in unrealized appreciation (depreciation) on investments		(65,407,073)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(802,666)
Net change in unrealized appreciation (depreciation)	+	(66,209,739)
Net realized and unrealized losses		(49,900,004)
Increase in net assets resulting from operations		$2,210,699
51
Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$52,110,703	$57,367,678
Net realized gains		16,309,735	164,782,862
Net change in unrealized appreciation (depreciation)	+	(66,209,739)	(24,103,919)
Increase in net assets from operations		2,210,699	198,046,621
Distributions to Shareholders
Total distributions		($258,984,423)	($331,678,196)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		42,497,497	$1,056,026,388	34,352,492	$953,623,893
Shares reinvested		7,453,061	217,331,235	12,063,839	284,224,067
Shares redeemed	+	(48,388,038)	(1,215,269,449)	(28,348,900)	(791,168,893)
Net transactions in fund shares		1,562,520	$58,088,174	18,067,431	$446,679,067
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		145,150,594	$4,186,857,105	127,083,163	$3,873,809,613
Total increase or decrease	+	1,562,520	(198,685,550)	18,067,431	313,047,492
End of period		146,713,114	$3,988,171,555	145,150,594	$4,186,857,105
52
Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$53.42	$48.38	$46.25	$38.19	$37.69
Income (loss) from investment operations:
Net investment income (loss)[1]	1.07	0.99	0.88	0.80	0.75
Net realized and unrealized gains (losses)	4.21	5.18	2.12	8.19	0.75
Total from investment operations	5.28	6.17	3.00	8.99	1.50
Less distributions:
Distributions from net investment income	(0.94)	(0.90)	(0.76)	(0.74)	(0.70)
Distributions from net realized gains	(0.14)	(0.23)	(0.11)	(0.19)	(0.30)
Total distributions	(1.08)	(1.13)	(0.87)	(0.93)	(1.00)
Net asset value at end of period	$57.62	$53.42	$48.38	$46.25	$38.19
Total return	9.94%	13.37%	6.51%	23.89%	4.19%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.03%	0.03%	0.03%	0.05% [2]	0.10%
Net operating expenses	N/A	N/A	N/A [3]	0.05% [2]	0.09%
Net investment income (loss)	1.96%	1.99%	1.80%	1.89%	2.03%
Portfolio turnover rate	4%	3%	4%	2%	1%
Net assets, end of period (x 1,000,000)	$11,487	$10,220	$8,410	$6,720	$4,850

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
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Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Condensed Portfolio Holdings  as of October 31, 2020

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.3% of net assets

Automobiles & Components 1.4%
Tesla, Inc. *	258,880	0.9	100,455,795
Other Securities		0.5	58,479,721
		1.4	158,935,516

Banks 3.7%
Bank of America Corp.	2,648,462	0.5	62,768,549
JPMorgan Chase & Co.	1,058,399	0.9	103,765,438
Other Securities		2.3	258,500,472
		3.7	425,034,459

Capital Goods 5.9%
Other Securities		5.9	679,683,978

Commercial & Professional Services 1.1%
Other Securities		1.1	123,147,922

Consumer Durables & Apparel 1.5%
NIKE, Inc., Class B	431,771	0.5	51,847,062
Other Securities		1.0	120,187,104
		1.5	172,034,166

Consumer Services 1.9%
McDonald's Corp.	258,413	0.5	55,041,969
Other Securities		1.4	164,459,452
		1.9	219,501,421

Diversified Financials 4.5%
Berkshire Hathaway, Inc., Class B *	688,318	1.2	138,971,404
The Charles Schwab Corp. (c)	514,196	0.2	21,138,598
Other Securities		3.1	363,304,530
		4.5	523,414,532

Energy 1.9%
Chevron Corp.	668,886	0.4	46,487,577
Exxon Mobil Corp.	1,467,442	0.4	47,867,958
Other Securities		1.1	120,143,497
		1.9	214,499,032

Security	Number of Shares	% of Net Assets	Value ($)
Food & Staples Retailing 1.4%
Costco Wholesale Corp.	153,276	0.5	54,814,563
Walmart, Inc.	482,312	0.6	66,920,790
Other Securities		0.3	38,661,951
		1.4	160,397,304

Food, Beverage & Tobacco 3.1%
PepsiCo, Inc.	480,930	0.6	64,103,160
The Coca-Cola Co.	1,342,562	0.6	64,523,530
Other Securities		1.9	224,524,166
		3.1	353,150,856

Health Care Equipment & Services 6.6%
Abbott Laboratories	614,510	0.6	64,591,146
Danaher Corp.	218,952	0.4	50,258,242
Medtronic plc	466,769	0.4	46,942,958
UnitedHealth Group, Inc.	330,093	0.9	100,724,578
Other Securities		4.3	494,450,833
		6.6	756,967,757

Household & Personal Products 1.7%
The Procter & Gamble Co.	864,619	1.0	118,539,265
Other Securities		0.7	82,063,289
		1.7	200,602,554

Insurance 2.0%
Other Securities		2.0	230,583,323

Materials 2.8%
Other Securities		2.8	318,876,203

Media & Entertainment 8.4%
Alphabet, Inc., Class A *	104,341	1.5	168,626,534
Alphabet, Inc., Class C *	101,954	1.4	165,268,454
Comcast Corp., Class A	1,581,730	0.6	66,812,275
Facebook, Inc., Class A *	835,106	1.9	219,724,740
Netflix, Inc. *	153,279	0.6	72,920,951
The Walt Disney Co.	627,587	0.7	76,094,924
Other Securities		1.7	199,131,635
		8.4	968,579,513

Pharmaceuticals, Biotechnology & Life Sciences 7.7%
AbbVie, Inc.	613,266	0.5	52,188,937
Amgen, Inc.	203,408	0.4	44,127,332
Bristol-Myers Squibb Co.	783,757	0.4	45,810,597
Johnson & Johnson	914,373	1.1	125,369,682

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Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Merck & Co., Inc.	878,448	0.6	66,068,074
Pfizer, Inc.	1,929,965	0.6	68,475,158
Thermo Fisher Scientific, Inc.	137,337	0.6	64,976,881
Other Securities		3.5	413,572,103
		7.7	880,588,764

Real Estate 3.2%
Other Securities		3.2	372,856,413

Retailing 7.4%
Amazon.com, Inc. *	147,856	3.9	448,912,994
The Home Depot, Inc.	373,887	0.9	99,719,402
Other Securities		2.6	298,407,323
		7.4	847,039,719

Semiconductors & Semiconductor Equipment 4.8%
Broadcom, Inc.	139,654	0.4	48,827,228
Intel Corp.	1,477,190	0.6	65,409,973
NVIDIA Corp.	214,201	0.9	107,391,813
QUALCOMM, Inc.	391,263	0.4	48,266,204
Texas Instruments, Inc.	317,623	0.4	45,925,110
Other Securities		2.1	232,427,802
		4.8	548,248,130

Software & Services 14.6%
Accenture plc, Class A	220,847	0.4	47,903,923
Adobe, Inc. *	166,590	0.6	74,482,389
Mastercard, Inc., Class A	306,804	0.8	88,555,907
Microsoft Corp.	2,627,948	4.6	532,080,632
PayPal Holdings, Inc. *	407,785	0.7	75,901,022
salesforce.com, Inc. *	316,156	0.6	73,433,554
Visa, Inc., Class A	585,552	0.9	106,400,654
Other Securities		6.0	682,219,977
		14.6	1,680,978,058

Technology Hardware & Equipment 7.1%
Apple Inc.	5,582,864	5.3	607,750,575
Cisco Systems, Inc.	1,470,037	0.5	52,774,328
Other Securities		1.3	154,472,404
		7.1	814,997,307

Telecommunication Services 1.6%
AT&T, Inc.	2,474,722	0.6	66,866,988
Verizon Communications, Inc.	1,437,058	0.7	81,897,935
Other Securities		0.3	38,639,222
		1.6	187,404,145

Transportation 2.0%
Other Securities		2.0	226,973,386

Utilities 3.0%
NextEra Energy, Inc.	679,260	0.4	49,728,625
Other Securities		2.6	293,880,727
		3.0	343,609,352
Total Common Stock
(Cost $6,454,404,116)			11,408,103,810

Security	Number of Shares	% of Net Assets	Value ($)
Rights 0.0% of net assets

Capital Goods 0.0%
Other Securities		0.0	—

Media & Entertainment 0.0%
Other Securities		0.0	1,566

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	17,337
Total Rights
(Cost $1,204)			18,903

Warrants 0.0% of net assets

Energy 0.0%
Other Securities		0.0	1,219
Total Warrants
(Cost $—)			1,219

Other Investment Company 0.1% of net assets

Securities Lending Collateral 0.1%
Other Securities		0.1	18,771,910
Total Other Investment Company
(Cost $18,771,910)			18,771,910
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investment 0.5% of net assets

Time Deposit 0.5%
Skandinaviska Enskilda Banken 0.01%, 11/02/20 (e)	53,766,597	0.5	53,766,597
Total Short-Term Investment
(Cost $53,766,597)			53,766,597

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Long
Russell 2000 Index, e-mini, expires 12/18/20	150	11,526,000	105,271
S&P 500 Index, e-mini, expires 12/18/20	404	65,946,940	(1,624,776)
Net Unrealized Depreciation			(1,519,505)

55
Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $17,807,791.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	Issuer is affiliated with the fund’s investment adviser.
(d)	The rate shown is the 7-day yield.
(e)	The rate shown is the current daily overnight rate.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

The fund owns shares of an affiliate, The Charles Schwab Corp., since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended October 31, 2020:
	Value at 10/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 10/31/20	Balance of Shares Held at 10/31/20	Dividends Received
The Charles Schwab Corp.	$15,925,101	$4,347,073	($421,136)	($78,452)	$1,366,012	$21,138,598	514,196	$282,384

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$10,119,344,124	$—	$—	$10,119,344,124
Automobiles & Components	158,878,137	—	57,379	158,935,516
Health Care Equipment & Services	754,258,764	—	2,708,993	756,967,757
Real Estate	372,856,413	—	— *	372,856,413
Rights [1]
Capital Goods	—	—	— *	—
Media & Entertainment	—	—	1,566	1,566
Pharmaceuticals, Biotechnology & Life Sciences	—	—	17,337 *	17,337
Warrants [1]
Energy	—	—	1,219	1,219
Other Investment Company[1]	18,771,910	—	—	18,771,910
Short-Term Investment[1]	—	53,766,597	—	53,766,597
Futures Contracts[2]	105,271	—	—	105,271
Liabilities
Futures Contracts[2]	(1,624,776)	—	—	(1,624,776)
Total	$11,422,589,843	$53,766,597	$2,786,494	$11,479,142,934
*	Level 3 amount shown includes securities determined to have no value at October 31, 2020.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
56
Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investment in affiliated issuer, at value (cost $15,612,346)		$21,138,598
Investments in unaffiliated issuers, at value (cost $6,492,559,571) including securities on loan of $17,807,791		11,440,751,931
Collateral invested for securities on loan, at value (cost $18,771,910)		18,771,910
Deposit with broker for futures contracts		5,674,999
Receivables:
Investments sold		488,093
Fund shares sold		16,385,725
Dividends		9,874,920
Income from securities on loan		146,956
Foreign tax reclaims		159
Interest	+	45
Total assets		11,513,233,336
Liabilities
Collateral held for securities on loan		18,771,910
Payables:
Investments bought		1,166,947
Investment adviser fees		291,264
Fund shares redeemed		4,721,387
Variation margin on futures contracts	+	844,058
Total liabilities		25,795,566
Net Assets
Total assets		11,513,233,336
Total liabilities	–	25,795,566
Net assets		$11,487,437,770
Net Assets by Source
Capital received from investors		6,454,783,428
Total distributable earnings		5,032,654,342

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$11,487,437,770		199,376,459		$57.62

57
Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends received from affiliated issuer		$282,384
Dividends received from unaffiliated issuers (net of foreign withholding tax of $16,788)		214,139,541
Interest		90,763
Securities on loan, net	+	1,244,377
Total investment income		215,757,065
Expenses
Investment adviser fees		3,259,136
Total expenses	–	3,259,136
Net investment income		212,497,929
Realized and Unrealized Gains (Losses)
Net realized losses on affiliated issuer		(78,452)
Net realized losses on unaffiliated issuers		(31,263,854)
Net realized gains on futures contracts	+	5,938,005
Net realized losses		(25,404,301)
Net change in unrealized appreciation (depreciation) on affiliated issuer		1,366,012
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		847,824,605
Net change in unrealized appreciation (depreciation) on futures contracts	+	(1,503,468)
Net change in unrealized appreciation (depreciation)	+	847,687,149
Net realized and unrealized gains		822,282,848
Increase in net assets resulting from operations		$1,034,780,777
58
Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$212,497,929	$184,998,541
Net realized gains (losses)		(25,404,301)	606,877
Net change in unrealized appreciation (depreciation)	+	847,687,149	1,012,024,065
Increase in net assets from operations		1,034,780,777	1,197,629,483
Distributions to Shareholders
Total distributions		($207,148,798)	($199,442,079)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		47,954,413	$2,507,068,155	41,564,151	$2,031,277,091
Shares reinvested		2,723,498	151,971,124	3,549,021	149,293,091
Shares redeemed	+	(42,603,146)	(2,219,143,615)	(27,643,143)	(1,368,397,596)
Net transactions in fund shares		8,074,765	$439,895,664	17,470,029	$812,172,586
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		191,301,694	$10,219,910,127	173,831,665	$8,409,550,137
Total increase	+	8,074,765	1,267,527,643	17,470,029	1,810,359,990
End of period		199,376,459	$11,487,437,770	191,301,694	$10,219,910,127
59
Schwab Equity Index Funds  |  Annual Report
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Schwab U.S. Large-Cap Growth Index Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	12/20/17 [1]– 10/31/18
Per-Share Data
Net asset value at beginning of period	$49.06	$42.37	$40.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.55	0.57	0.46
Net realized and unrealized gains (losses)	13.65	6.52	1.91 [3]
Total from investment operations	14.20	7.09	2.37
Less distributions:
Distributions from net investment income	(0.50)	(0.40)	—
Net asset value at end of period	$62.76	$49.06	$42.37
Total return	29.16%	17.04%	5.93% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.035%	0.035% [5]	0.040% [6],[7]
Net operating expenses	N/A	N/A	0.02% [6],[7]
Net investment income (loss)	0.97%	1.27%	1.23% [6]
Portfolio turnover rate	41%	46%	23% [4]
Net assets, end of period (x 1,000,000)	$487	$166	$93

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
4
Not annualized.
5
Effective December 20, 2018, the annual operating expense ratio was reduced to 0.035%. The ratio presented for period ended 10/31/19 is a blended ratio.
6
Annualized.
7
The investment adviser voluntarily agreed to waive the fund’s management fees to 0.00% beginning with the fund’s commencement of operations through June 30, 2018. The ratio presented for period ended 10/31/18 is a blended ratio.
60
Schwab Equity Index Funds  |  Annual Report
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Schwab U.S. Large-Cap Growth Index Fund
Condensed Portfolio Holdings  as of October 31, 2020

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.6% of net assets

Automobiles & Components 1.8%
Tesla, Inc. *	22,490	1.8	8,727,019
Other Securities		0.0	31,692
		1.8	8,758,711

Banks 0.0%
Other Securities		0.0	20,636

Capital Goods 2.3%
3M Co.	11,287	0.4	1,805,468
Lockheed Martin Corp.	7,529	0.5	2,636,129
Other Securities		1.4	6,654,179
		2.3	11,095,776

Commercial & Professional Services 1.0%
Other Securities		1.0	5,116,928

Consumer Durables & Apparel 1.2%
NIKE, Inc., Class B	36,845	0.9	4,424,348
Other Securities		0.3	1,458,140
		1.2	5,882,488

Consumer Services 1.1%
Starbucks Corp.	20,521	0.4	1,784,506
Other Securities		0.7	3,511,980
		1.1	5,296,486

Diversified Financials 1.2%
Other Securities		1.2	5,935,783

Energy 0.1%
Other Securities		0.1	344,508

Food & Staples Retailing 1.0%
Costco Wholesale Corp.	11,850	0.9	4,237,797
Other Securities		0.1	695,913
		1.0	4,933,710

Security	Number of Shares	% of Net Assets	Value ($)
Food, Beverage & Tobacco 2.3%
PepsiCo, Inc.	30,982	0.8	4,129,591
The Coca-Cola Co.	69,032	0.7	3,317,678
Other Securities		0.8	3,819,783
		2.3	11,267,052

Health Care Equipment & Services 6.0%
Abbott Laboratories	20,191	0.4	2,122,276
Intuitive Surgical, Inc. *	3,521	0.5	2,348,789
UnitedHealth Group, Inc.	23,893	1.5	7,290,710
Other Securities		3.6	17,334,192
		6.0	29,095,967

Household & Personal Products 1.5%
The Procter & Gamble Co.	33,124	0.9	4,541,300
Other Securities		0.6	2,632,552
		1.5	7,173,852

Insurance 0.7%
Other Securities		0.7	3,331,556

Materials 0.9%
Other Securities		0.9	4,170,270

Media & Entertainment 11.6%
Alphabet, Inc., Class A *	7,084	2.3	11,448,523
Alphabet, Inc., Class C *	6,992	2.3	11,334,102
Charter Communications, Inc., Class A *	4,108	0.5	2,480,493
Facebook, Inc., Class A *	73,039	3.9	19,217,291
Netflix, Inc. *	12,937	1.3	6,154,648
Other Securities		1.3	5,859,530
		11.6	56,494,587

Pharmaceuticals, Biotechnology & Life Sciences 7.8%
AbbVie, Inc.	50,380	0.9	4,287,338
Amgen, Inc.	17,907	0.8	3,884,745
Eli Lilly & Co.	25,620	0.7	3,342,385
Merck & Co., Inc.	67,156	1.0	5,050,803
Thermo Fisher Scientific, Inc.	7,051	0.7	3,335,969
Zoetis, Inc.	13,082	0.4	2,074,151
Other Securities		3.3	15,902,011
		7.8	37,877,402

61
Schwab Equity Index Funds  |  Annual Report
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Schwab U.S. Large-Cap Growth Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Real Estate 1.8%
American Tower Corp.	13,417	0.6	3,081,214
Crown Castle International Corp.	11,791	0.4	1,841,754
Equinix, Inc.	2,673	0.4	1,954,604
Other Securities		0.4	1,983,892
		1.8	8,861,464

Retailing 12.1%
Amazon.com, Inc. *	12,896	8.0	39,154,190
Booking Holdings, Inc. *	1,243	0.4	2,016,767
Lowe's Cos., Inc.	22,989	0.7	3,634,561
The Home Depot, Inc.	16,336	0.9	4,356,975
Other Securities		2.1	10,050,225
		12.1	59,212,718

Semiconductors & Semiconductor Equipment 6.1%
Advanced Micro Devices, Inc. *	32,986	0.5	2,483,516
Broadcom, Inc.	11,257	0.8	3,935,785
NVIDIA Corp.	17,957	1.8	9,002,921
QUALCOMM, Inc.	34,237	0.9	4,223,476
Texas Instruments, Inc.	13,907	0.4	2,010,813
Other Securities		1.7	8,334,441
		6.1	29,990,952

Software & Services 26.2%
Accenture plc, Class A	19,387	0.9	4,205,234
Adobe, Inc. *	14,634	1.3	6,542,861
Intuit, Inc.	7,665	0.5	2,412,022
Mastercard, Inc., Class A	26,835	1.6	7,745,654
Microsoft Corp.	227,751	9.5	46,112,745
Oracle Corp.	51,408	0.6	2,884,503
PayPal Holdings, Inc. *	35,724	1.4	6,649,308
salesforce.com, Inc. *	24,422	1.2	5,672,498
ServiceNow, Inc. *	5,780	0.6	2,875,955
Visa, Inc., Class A	51,358	1.9	9,332,262
Zoom Video Communications, Inc., Class A *	5,079	0.5	2,340,962
Other Securities		6.2	30,725,907
		26.2	127,499,911

Technology Hardware & Equipment 11.6%
Apple Inc.	490,823	11.0	53,430,992
Other Securities		0.6	2,904,440
		11.6	56,335,432

Transportation 1.3%
Union Pacific Corp.	10,533	0.4	1,866,342
United Parcel Service, Inc., Class B	14,158	0.5	2,224,363
Other Securities		0.4	2,105,361
		1.3	6,196,066

Security	Number of Shares	% of Net Assets	Value ($)
Utilities 0.0%
Other Securities		0.0	81,833
Total Common Stock
(Cost $360,904,879)			484,974,088

Other Investment Companies 0.8% of net assets

Equity Funds 0.1%
Other Securities		0.1	482,034

Money Market Fund 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)	3,525,848	0.7	3,525,848

Securities Lending Collateral 0.0%
Other Securities		0.0	18,600
Total Other Investment Companies
(Cost $4,005,638)			4,026,482

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 1000 Index, e-mini, expires 12/18/20	20	2,108,600	(53,043)
S&P 500 Index, e-mini, expires 12/18/20	1	163,235	(10,492)
Net Unrealized Depreciation			(63,535)
The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by fund’s Board of Trustees.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $17,700.
(c)	The rate shown is the 7-day yield.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust

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Schwab U.S. Large-Cap Growth Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

During the period, the fund held shares of an affiliate, The Charles Schwab Corp., since that company was included in its index.Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended October 31, 2020:
	Value at 10/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 10/31/20	Balance of Shares Held at 10/31/20	Dividends Received
The Charles Schwab Corp.	$328,652	$487,415	($658,489)	($185,704)	$28,126	$—	—	$5,963

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$455,878,121	$—	$—	$455,878,121
Health Care Equipment & Services	28,893,814	—	202,153	29,095,967
Other Investment Companies[1]	4,026,482	—	—	4,026,482
Liabilities
Futures Contracts[2]	(63,535)	—	—	(63,535)
Total	$488,734,882	$—	$202,153	$488,937,035
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.
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Schwab U.S. Large-Cap Growth Index Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in unaffiliated issuers, at value (cost $364,891,917) including securities on loan of $17,700		$488,981,970
Collateral invested for securities on loan, at value (cost $18,600)		18,600
Deposit with broker for futures contracts		112,800
Receivables:
Investments sold		64,346
Fund shares sold		1,491,713
Dividends		191,747
Income from securities on loan	+	264
Total assets		490,861,440
Liabilities
Collateral held for securities on loan		18,600
Payables:
Investments bought		2,798,047
Investment adviser fees		15,587
Fund shares redeemed		788,205
Variation margin on futures contracts	+	36,007
Total liabilities		3,656,446
Net Assets
Total assets		490,861,440
Total liabilities	–	3,656,446
Net assets		$487,204,994
Net Assets by Source
Capital received from investors		375,282,029
Total distributable earnings		111,922,965

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$487,204,994		7,763,241		$62.76

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Schwab U.S. Large-Cap Growth Index Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends received from affiliated issuer		$5,963
Dividends received from unaffiliated issuers		3,381,295
Securities on loan, net	+	4,016
Total investment income		3,391,274
Expenses
Investment adviser fees		118,739
Total expenses	–	118,739
Net investment income		3,272,535
Realized and Unrealized Gains (Losses)
Net realized losses on affiliated issuer		(185,704)
Net realized losses on unaffiliated issuers		(11,032,513)
Net realized gains on futures contracts	+	726,432
Net realized losses		(10,491,785)
Net change in unrealized appreciation (depreciation) on affiliated issuer		28,126
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		98,499,456
Net change in unrealized appreciation (depreciation) on futures contracts	+	(62,964)
Net change in unrealized appreciation (depreciation)	+	98,464,618
Net realized and unrealized gains		87,972,833
Increase in net assets resulting from operations		$91,245,368
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Schwab U.S. Large-Cap Growth Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$3,272,535	$1,673,328
Net realized losses		(10,491,785)	(3,852,313)
Net change in unrealized appreciation (depreciation)	+	98,464,618	25,108,024
Increase in net assets from operations		91,245,368	22,929,039
Distributions to Shareholders
Total distributions		($1,890,344)	($949,803)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,242,661	$434,758,920	2,776,749	$120,542,470
Shares reinvested		30,207	1,571,983	22,696	838,591
Shares redeemed	+	(3,889,701)	(204,300,295)	(1,608,317)	(70,292,844)
Net transactions in fund shares		4,383,167	$232,030,608	1,191,128	$51,088,217
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		3,380,074	$165,819,362	2,188,946	$92,751,909
Total increase	+	4,383,167	321,385,632	1,191,128	73,067,453
End of period		7,763,241	$487,204,994	3,380,074	$165,819,362
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Schwab U.S. Large-Cap Value Index Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	12/20/17 [1]– 10/31/18
Per-Share Data
Net asset value at beginning of period	$43.06	$39.51	$40.00
Income (loss) from investment operations:
Net investment income (loss)[2]	1.00	1.13	0.82
Net realized and unrealized gains (losses)	(4.07)	3.10	(1.31)
Total from investment operations	(3.07)	4.23	(0.49)
Less distributions:
Distributions from net investment income	(1.06)	(0.62)	—
Distributions from net realized gains	(0.84)	(0.06)	—
Total distributions	(1.90)	(0.68)	—
Net asset value at end of period	$38.09	$43.06	$39.51
Total return	(7.69%)	11.08%	(1.23%) [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.035%	0.035% [4]	0.040% [5],[6]
Net operating expenses	N/A	N/A	0.02% [5],[6]
Net investment income (loss)	2.57%	2.79%	2.36% [5]
Portfolio turnover rate	50%	22%	22% [3]
Net assets, end of period (x 1,000,000)	$331	$212	$70

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Effective December 20, 2018, the annual operating expense ratio was reduced to 0.035%. The ratio presented for period ended 10/31/19 is a blended ratio.
5
Annualized.
6
The investment adviser voluntarily agreed to waive the fund’s management fees to 0.00% beginning with the fund’s commencement of operations through June 30, 2018. The ratio presented for period ended 10/31/18 is a blended ratio.
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Schwab U.S. Large-Cap Value Index Fund
Condensed Portfolio Holdings  as of October 31, 2020

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 0.9%
Other Securities		0.9	2,940,409

Banks 7.0%
Bank of America Corp.	174,717	1.2	4,140,793
Citigroup, Inc.	47,034	0.6	1,948,148
JPMorgan Chase & Co.	68,420	2.0	6,707,897
Wells Fargo & Co.	84,818	0.5	1,819,346
Other Securities		2.7	8,460,201
		7.0	23,076,385

Capital Goods 9.4%
Caterpillar, Inc.	12,230	0.6	1,920,721
Deere & Co.	6,367	0.4	1,438,369
General Electric Co.	196,294	0.4	1,456,501
Honeywell International, Inc.	15,860	0.8	2,616,107
Raytheon Technologies Corp.	32,198	0.5	1,748,995
The Boeing Co.	12,062	0.5	1,741,632
Other Securities		6.2	20,107,854
		9.4	31,030,179

Commercial & Professional Services 0.8%
Other Securities		0.8	2,849,841

Consumer Durables & Apparel 1.4%
Other Securities		1.4	4,584,046

Consumer Services 2.7%
McDonald's Corp.	14,411	0.9	3,069,543
Other Securities		1.8	5,744,350
		2.7	8,813,893

Diversified Financials 8.0%
Berkshire Hathaway, Inc., Class B *	43,277	2.6	8,737,626
BlackRock, Inc.	3,324	0.6	1,991,774
Morgan Stanley	30,120	0.4	1,450,278
The Charles Schwab Corp. (a)	32,350	0.4	1,329,909
Other Securities		4.0	12,922,206
		8.0	26,431,793

Security	Number of Shares	% of Net Assets	Value ($)
Energy 3.9%
Chevron Corp.	43,505	0.9	3,023,598
Exxon Mobil Corp.	95,600	0.9	3,118,472
Other Securities		2.1	6,649,743
		3.9	12,791,813

Food & Staples Retailing 1.9%
Walmart, Inc.	31,479	1.3	4,367,711
Other Securities		0.6	2,003,193
		1.9	6,370,904

Food, Beverage & Tobacco 4.1%
Mondelez International, Inc., Class A	31,888	0.5	1,693,891
Philip Morris International, Inc.	35,145	0.8	2,495,998
The Coca-Cola Co.	36,057	0.5	1,732,899
Other Securities		2.3	7,657,730
		4.1	13,580,518

Health Care Equipment & Services 7.2%
Abbott Laboratories	24,051	0.8	2,528,001
Becton, Dickinson & Co.	6,231	0.4	1,440,171
CVS Health Corp.	29,522	0.5	1,655,889
Danaher Corp.	14,140	1.0	3,245,696
Medtronic plc	30,300	0.9	3,047,271
Other Securities		3.6	11,985,683
		7.2	23,902,711

Household & Personal Products 2.2%
Colgate-Palmolive Co.	19,030	0.5	1,501,277
The Procter & Gamble Co.	30,437	1.3	4,172,913
Other Securities		0.4	1,547,808
		2.2	7,221,998

Insurance 3.4%
Other Securities		3.4	11,438,479

Materials 4.8%
Linde plc	11,863	0.8	2,613,893
Other Securities		4.0	13,272,346
		4.8	15,886,239

Media & Entertainment 6.0%
Alphabet, Inc., Class A *	1,519	0.7	2,454,871
Alphabet, Inc., Class C *	1,499	0.7	2,429,894
Comcast Corp., Class A	102,351	1.3	4,323,306

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Schwab U.S. Large-Cap Value Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
The Walt Disney Co.	40,824	1.5	4,949,910
Other Securities		1.8	5,601,564
		6.0	19,759,545

Pharmaceuticals, Biotechnology & Life Sciences 6.9%
Bristol-Myers Squibb Co.	32,574	0.6	1,903,950
Gilead Sciences, Inc.	28,364	0.5	1,649,367
Johnson & Johnson	51,580	2.1	7,072,134
Pfizer, Inc.	125,613	1.3	4,456,749
Thermo Fisher Scientific, Inc.	3,684	0.5	1,742,974
Other Securities		1.9	6,210,334
		6.9	23,035,508

Real Estate 4.5%
Prologis, Inc.	16,623	0.5	1,649,002
Other Securities		4.0	13,229,351
		4.5	14,878,353

Retailing 2.7%
Target Corp.	11,289	0.5	1,718,412
The Home Depot, Inc.	12,134	1.0	3,236,259
Other Securities		1.2	4,097,694
		2.7	9,052,365

Semiconductors & Semiconductor Equipment 3.2%
Intel Corp.	95,750	1.3	4,239,810
Texas Instruments, Inc.	10,410	0.5	1,505,182
Other Securities		1.4	4,969,977
		3.2	10,714,969

Software & Services 3.3%
Fidelity National Information Services, Inc.	13,945	0.5	1,737,408
International Business Machines Corp.	20,068	0.7	2,240,793
Other Securities		2.1	7,076,487
		3.3	11,054,688

Technology Hardware & Equipment 2.7%
Cisco Systems, Inc.	95,914	1.0	3,443,313
Other Securities		1.7	5,425,043
		2.7	8,868,356

Telecommunication Services 3.5%
AT&T, Inc.	161,063	1.3	4,351,922
Verizon Communications, Inc.	93,583	1.6	5,333,295
Other Securities		0.6	1,802,630
		3.5	11,487,847

Security	Number of Shares	% of Net Assets	Value ($)
Transportation 2.9%
Other Securities		2.9	9,565,540

Utilities 6.3%
Dominion Energy, Inc.	18,933	0.5	1,521,077
Duke Energy Corp.	16,581	0.5	1,527,276
NextEra Energy, Inc.	44,212	1.0	3,236,761
Other Securities		4.3	14,602,694
		6.3	20,887,808
Total Common Stock
(Cost $308,297,025)			330,224,187

Other Investment Companies 0.4% of net assets

Equity Funds 0.1%
Other Securities		0.1	303,498

Money Market Fund 0.2%
Other Securities		0.2	686,767

Securities Lending Collateral 0.1%
Other Securities		0.1	356,750
Total Other Investment Companies
(Cost $1,347,755)			1,347,015

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 1000 Index, e-mini, expires 12/18/20	21	1,204,245	(58,082)
S&P 500 Index, e-mini, expires 12/18/20	1	163,235	(342)
Net Unrealized Depreciation			(58,424)
The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $349,151.
(c)	The rate shown is the 7-day yield.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust

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Schwab U.S. Large-Cap Value Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

The fund owns shares of an affiliate, The Charles Schwab Corp., since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended October 31, 2020:
	Value at 10/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 10/31/20	Balance of Shares Held at 10/31/20	Dividends Received
The Charles Schwab Corp.	$293,723	$937,495	($106,717)	($15,581)	$220,989	$1,329,909	32,350	$8,996

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$330,224,187	$—	$—	$330,224,187
Other Investment Companies[1]	1,347,015	—	—	1,347,015
Liabilities
Futures Contracts[2]	(58,424)	—	—	(58,424)
Total	$331,512,778	$—	$—	$331,512,778
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.
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Schwab U.S. Large-Cap Value Index Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investment in affiliated issuer, at value (cost $1,104,535)		$1,329,909
Investments in unaffiliated issuers, at value (cost $308,183,495) including securities on loan of $349,151		329,884,543
Collateral invested for securities on loan, at value (cost $356,750)		356,750
Deposit with broker for futures contracts		106,000
Receivables:
Dividends		482,685
Fund shares sold		410,843
Income from securities on loan	+	280
Total assets		332,571,010
Liabilities
Collateral held for securities on loan		356,750
Payables:
Investments bought		93,390
Investment adviser fees		10,550
Fund shares redeemed		785,297
Variation margin on futures contracts	+	2,636
Total liabilities		1,248,623
Net Assets
Total assets		332,571,010
Total liabilities	–	1,248,623
Net assets		$331,322,387
Net Assets by Source
Capital received from investors		329,958,653
Total distributable earnings		1,363,734

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$331,322,387		8,698,237		$38.09

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Schwab U.S. Large-Cap Value Index Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends received from affiliated issuer		$8,996
Dividends received from unaffiliated issuers (net of foreign withholding tax of $316)		7,062,218
Securities on loan, net	+	5,530
Total investment income		7,076,744
Expenses
Investment adviser fees		95,176
Total expenses	–	95,176
Net investment income		6,981,568
Realized and Unrealized Gains (Losses)
Net realized losses on affiliated issuer		(15,581)
Net realized losses on unaffiliated issuers		(24,809,148)
Net realized gains on futures contracts	+	34,355
Net realized losses		(24,790,374)
Net change in unrealized appreciation (depreciation) on affiliated issuer		220,989
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		6,994,920
Net change in unrealized appreciation (depreciation) on futures contracts	+	(58,390)
Net change in unrealized appreciation (depreciation)	+	7,157,519
Net realized and unrealized losses		(17,632,855)
Decrease in net assets resulting from operations		($10,651,287)
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Schwab U.S. Large-Cap Value Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$6,981,568	$4,561,029
Net realized gains (losses)		(24,790,374)	3,255,061
Net change in unrealized appreciation (depreciation)	+	7,157,519	16,353,464
Increase (decrease) in net assets from operations		(10,651,287)	24,169,554
Distributions to Shareholders
Total distributions		($9,633,049)	($1,536,515)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		7,976,599	$290,627,433	4,104,466	$157,914,398
Shares reinvested		182,880	7,979,022	38,320	1,344,745
Shares redeemed	+	(4,389,206)	(159,213,048)	(979,981)	(39,427,758)
Net transactions in fund shares		3,770,273	$139,393,407	3,162,805	$119,831,385
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,927,964	$212,213,316	1,765,159	$69,748,892
Total increase	+	3,770,273	119,109,071	3,162,805	142,464,424
End of period		8,698,237	$331,322,387	4,927,964	$212,213,316
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Schwab U.S. Mid-Cap Index Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	12/20/17 [1]– 10/31/18
Per-Share Data
Net asset value at beginning of period	$44.29	$39.55	$40.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.72	0.70	0.59
Net realized and unrealized gains (losses)	1.09	4.54	(1.04)
Total from investment operations	1.81	5.24	(0.45)
Less distributions:
Distributions from net investment income	(0.64)	(0.42)	—
Distributions from net realized gains	(0.48)	(0.08)	—
Total distributions	(1.12)	(0.50)	—
Net asset value at end of period	$44.98	$44.29	$39.55
Total return	4.04%	13.61%	(1.13%) [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04%	0.04% [4]	0.05% [5],[6]
Net operating expenses	N/A	N/A	0.03% [5],[6]
Net investment income (loss)	1.69%	1.67%	1.65% [5]
Portfolio turnover rate	29%	21%	15% [3]
Net assets, end of period (x 1,000,000)	$483	$357	$171

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Effective December 20, 2018, the annual operating expense ratio was reduced to 0.04%. The ratio presented for period ended 10/31/19 is a blended ratio.
5
Annualized.
6
The investment adviser voluntarily agreed to waive the fund’s management fees to 0.00% beginning with the fund’s commencement of operations through June 30, 2018. The ratio presented for period ended 10/31/18 is a blended ratio.
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Schwab U.S. Mid-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2020

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.4% of net assets

Automobiles & Components 1.1%
Aptiv plc	16,414	0.3	1,583,787
Ford Motor Co.	239,016	0.4	1,847,594
Other Securities		0.4	1,975,578
		1.1	5,406,959

Banks 2.7%
Other Securities		2.7	13,283,859

Capital Goods 10.0%
Carrier Global Corp.	53,224	0.4	1,777,149
Cummins, Inc.	9,034	0.4	1,986,486
Johnson Controls International plc	45,656	0.4	1,927,140
PACCAR, Inc.	20,786	0.4	1,774,709
Parker-Hannifin Corp.	7,845	0.3	1,634,584
Rockwell Automation, Inc.	7,104	0.3	1,684,500
Stanley Black & Decker, Inc.	9,449	0.3	1,570,424
Trane Technologies plc	14,641	0.4	1,943,593
Other Securities		7.1	33,879,204
		10.0	48,177,789

Commercial & Professional Services 3.2%
Cintas Corp.	5,409	0.4	1,701,401
CoStar Group, Inc. *	2,389	0.4	1,967,604
IHS Markit Ltd.	24,325	0.4	1,967,163
Verisk Analytics, Inc.	9,718	0.4	1,729,513
Other Securities		1.6	7,918,711
		3.2	15,284,392

Consumer Durables & Apparel 3.2%
Lululemon Athletica, Inc. *	6,963	0.5	2,223,216
Other Securities		2.7	13,185,682
		3.2	15,408,898

Consumer Services 3.0%
Chipotle Mexican Grill, Inc. *	1,707	0.4	2,050,926
Other Securities		2.6	12,388,895
		3.0	14,439,821

Security	Number of Shares	% of Net Assets	Value ($)
Diversified Financials 4.6%
MSCI, Inc.	4,990	0.4	1,745,702
T. Rowe Price Group, Inc.	13,864	0.4	1,756,014
Other Securities		3.8	18,570,577
		4.6	22,072,293

Energy 2.2%
Other Securities		2.2	10,748,985

Food & Staples Retailing 0.5%
Other Securities		0.5	2,560,087

Food, Beverage & Tobacco 2.9%
Other Securities		2.9	13,981,353

Health Care Equipment & Services 7.3%
Align Technology, Inc. *	4,784	0.4	2,038,367
IDEXX Laboratories, Inc. *	5,155	0.5	2,189,947
ResMed, Inc.	8,783	0.3	1,685,809
Veeva Systems, Inc., Class A *	8,187	0.5	2,210,899
Zimmer Biomet Holdings, Inc.	12,695	0.3	1,677,009
Other Securities		5.3	25,269,949
		7.3	35,071,980

Household & Personal Products 0.8%
The Clorox Co.	7,732	0.3	1,602,457
Other Securities		0.5	2,167,523
		0.8	3,769,980

Insurance 3.4%
Other Securities		3.4	16,613,871

Materials 5.5%
Ball Corp.	19,548	0.4	1,739,772
PPG Industries, Inc.	14,456	0.4	1,875,232
Other Securities		4.7	22,839,174
		5.5	26,454,178

Media & Entertainment 4.3%
Spotify Technology S.A. *	8,023	0.4	1,924,637
Twitter, Inc. *	47,139	0.4	1,949,669
Other Securities		3.5	16,978,690
		4.3	20,852,996

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Schwab U.S. Mid-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 6.0%
Agilent Technologies, Inc.	18,958	0.4	1,935,422
IQVIA Holdings, Inc. *	11,651	0.4	1,794,138
Other Securities		5.2	25,232,929
		6.0	28,962,489

Real Estate 6.9%
Other Securities		6.9	33,231,663

Retailing 4.3%
AutoZone, Inc. *	1,431	0.3	1,615,570
O'Reilly Automotive, Inc. *	4,486	0.4	1,958,588
Other Securities		3.6	17,102,879
		4.3	20,677,037

Semiconductors & Semiconductor Equipment 3.5%
KLA Corp.	9,514	0.4	1,875,971
Xilinx, Inc.	14,969	0.4	1,776,671
Other Securities		2.7	13,379,963
		3.5	17,032,605

Software & Services 11.6%
ANSYS, Inc. *	5,251	0.3	1,598,247
Cadence Design Systems, Inc. *	16,899	0.4	1,848,244
DocuSign, Inc. *	10,927	0.5	2,209,986
Paychex, Inc.	19,661	0.3	1,617,117
Splunk, Inc. *	9,744	0.4	1,929,702
Synopsys, Inc. *	9,175	0.4	1,962,165
Twilio, Inc., Class A *	8,394	0.5	2,341,674
Other Securities		8.8	42,320,992
		11.6	55,828,127

Technology Hardware & Equipment 4.1%
Amphenol Corp., Class A	17,692	0.4	1,996,365
HP, Inc.	87,711	0.3	1,575,290
Motorola Solutions, Inc.	10,423	0.3	1,647,459
Other Securities		3.1	14,438,141
		4.1	19,657,255

Telecommunication Services 0.2%
Other Securities		0.2	1,199,172

Transportation 2.2%
Other Securities		2.2	10,656,139

Security	Number of Shares	% of Net Assets	Value ($)
Utilities 5.9%
American Water Works Co., Inc.	11,103	0.3	1,671,112
Consolidated Edison, Inc.	20,533	0.3	1,611,635
Eversource Energy	21,043	0.4	1,836,423
Public Service Enterprise Group, Inc.	30,965	0.4	1,800,615
WEC Energy Group, Inc.	19,356	0.4	1,946,246
Xcel Energy, Inc.	32,214	0.5	2,255,946
Other Securities		3.6	17,642,488
		5.9	28,764,465
Total Common Stock
(Cost $433,487,343)			480,136,393

Other Investment Companies 0.6% of net assets

Equity Funds 0.1%
Other Securities		0.1	534,188

Money Market Fund 0.3%
Other Securities		0.3	1,321,608

Securities Lending Collateral 0.2%
Other Securities		0.2	1,047,925
Total Other Investment Companies
(Cost $2,904,664)			2,903,721

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
S&P 400 Mid-Cap Index, e-mini, expires 12/18/20	12	2,274,720	(107,774)
The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $1,016,695.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust

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Schwab U.S. Mid-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$445,064,413	$—	$—	$445,064,413
Health Care Equipment & Services	34,663,817	—	408,163	35,071,980
Other Investment Companies[1]	2,903,721	—	—	2,903,721
Liabilities
Futures Contracts[2]	(107,774)	—	—	(107,774)
Total	$482,524,177	$—	$408,163	$482,932,340
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.
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Schwab U.S. Mid-Cap Index Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in unaffiliated issuers, at value (cost $435,344,082) including securities on loan of $1,016,695		$481,992,189
Collateral invested for securities on loan, at value (cost $1,047,925)		1,047,925
Deposit with broker for futures contracts		175,500
Receivables:
Fund shares sold		796,078
Dividends		234,190
Income from securities on loan	+	2,577
Total assets		484,248,459
Liabilities
Collateral held for securities on loan		1,047,925
Payables:
Investments bought		43,308
Investment adviser fees		17,493
Fund shares redeemed		149,748
Variation margin on futures contracts	+	13,134
Total liabilities		1,271,608
Net Assets
Total assets		484,248,459
Total liabilities	–	1,271,608
Net assets		$482,976,851
Net Assets by Source
Capital received from investors		445,422,545
Total distributable earnings		37,554,306

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$482,976,851		10,737,482		$44.98

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Schwab U.S. Mid-Cap Index Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends (net of foreign withholding tax of $948)		$7,790,069
Securities on loan, net	+	30,924
Total investment income		7,820,993
Expenses
Investment adviser fees		181,186
Total expenses	–	181,186
Net investment income		7,639,807
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(10,409,510)
Net realized gains on futures contracts	+	617,857
Net realized losses		(9,791,653)
Net change in unrealized appreciation (depreciation) on investments		20,499,049
Net change in unrealized appreciation (depreciation) on futures contracts	+	(104,189)
Net change in unrealized appreciation (depreciation)	+	20,394,860
Net realized and unrealized gains		10,603,207
Increase in net assets resulting from operations		$18,243,014
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Schwab U.S. Mid-Cap Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$7,639,807	$4,785,991
Net realized losses		(9,791,653)	(662,598)
Net change in unrealized appreciation (depreciation)	+	20,394,860	35,427,266
Increase in net assets from operations		18,243,014	39,550,659
Distributions to Shareholders
Total distributions		($9,582,557)	($2,951,274)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		7,486,752	$310,557,071	6,140,825	$247,965,349
Shares reinvested		166,927	7,635,275	76,761	2,670,904
Shares redeemed	+	(4,967,958)	(200,471,749)	(2,496,685)	(101,917,905)
Net transactions in fund shares		2,685,721	$117,720,597	3,720,901	$148,718,348
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,051,761	$356,595,797	4,330,860	$171,278,064
Total increase	+	2,685,721	126,381,054	3,720,901	185,317,733
End of period		10,737,482	$482,976,851	8,051,761	$356,595,797
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Schwab International Index Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$20.48	$19.00	$21.01	$17.52	$18.49
Income (loss) from investment operations:
Net investment income (loss)[1]	0.47	0.64	0.62	0.55	0.53
Net realized and unrealized gains (losses)	(1.75)	1.39	(2.06)	3.49	(1.03)
Total from investment operations	(1.28)	2.03	(1.44)	4.04	(0.50)
Less distributions:
Distributions from net investment income	(0.64)	(0.55)	(0.57)	(0.55)	(0.47)
Net asset value at end of period	$18.56	$20.48	$19.00	$21.01	$17.52
Total return	(6.56%)	11.27%	(7.11%)	23.76%	(2.64%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06%	0.06%	0.06%	0.11% [2]	0.23%
Net operating expenses	N/A	N/A	N/A [3]	0.10% [2]	0.19%
Net investment income (loss)	2.47%	3.32%	2.99%	2.88%	3.06%
Portfolio turnover rate	7%	5%	5%	3%	4%
Net assets, end of period (x 1,000,000)	$5,937	$5,443	$4,314	$4,128	$2,900

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
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Schwab International Index Fund
Condensed Portfolio Holdings  as of October 31, 2020

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 98.7% of net assets

Australia 6.8%
BHP Group Ltd.	1,318,528	0.5	31,607,261
Commonwealth Bank of Australia	793,999	0.6	38,549,866
CSL Ltd.	203,506	0.7	41,201,270
Westpac Banking Corp.	1,614,101	0.3	20,429,451
Other Securities		4.7	272,441,652
		6.8	404,229,500

Austria 0.2%
Other Securities		0.2	9,495,608

Belgium 0.9%
Other Securities		0.9	56,306,882

Denmark 2.6%
Novo Nordisk A/S, Class B	770,680	0.8	49,142,899
Other Securities		1.8	102,333,029
		2.6	151,475,928

Finland 1.0%
Other Securities		1.0	59,618,351

France 10.5%
Air Liquide S.A.	211,543	0.5	30,935,683
Kering S.A.	33,897	0.3	20,484,503
L'Oreal S.A.	112,611	0.6	36,394,218
LVMH Moet Hennessy Louis Vuitton SE	124,438	1.0	58,330,025
Sanofi	505,958	0.8	45,684,637
Schneider Electric SE	247,382	0.5	30,058,500
TOTAL SE	1,109,150	0.6	33,603,594
Other Securities		6.2	367,546,309
		10.5	623,037,469

Germany 8.4%
adidas AG *	85,079	0.4	25,277,384
Allianz SE	186,907	0.6	32,924,527
BASF SE	412,205	0.4	22,571,598
Bayer AG	438,762	0.3	20,617,653
Deutsche Telekom AG	1,489,569	0.4	22,639,583
SAP SE	467,434	0.8	49,867,998
Siemens AG	342,762	0.7	40,211,478
Other Securities		4.8	283,514,123
		8.4	497,624,344

Security	Number of Shares	% of Net Assets	Value ($)
Hong Kong 3.4%
AIA Group Ltd.	5,417,400	0.9	51,558,335
Hong Kong Exchanges & Clearing Ltd.	539,765	0.4	25,864,841
Other Securities		2.1	124,380,741
		3.4	201,803,917

Ireland 0.7%
Other Securities		0.7	42,872,191

Israel 0.6%
Other Securities		0.6	35,952,656

Italy 2.2%
Enel S.p.A.	3,636,304	0.5	28,910,444
Other Securities		1.7	99,049,100
		2.2	127,959,544

Japan 26.4%
Daikin Industries Ltd.	111,700	0.4	20,902,781
Keyence Corp.	81,600	0.6	37,031,916
Mitsubishi UFJ Financial Group, Inc.	5,488,909	0.4	21,636,756
Nintendo Co., Ltd.	49,939	0.5	27,001,455
Recruit Holdings Co., Ltd.	568,300	0.4	21,624,182
Shin-Etsu Chemical Co., Ltd.	158,060	0.4	21,111,561
SoftBank Group Corp.	702,000	0.8	45,723,908
Sony Corp.	564,700	0.8	47,077,019
Takeda Pharmaceutical Co., Ltd.	704,590	0.4	21,773,654
Toyota Motor Corp.	950,103	1.1	62,371,304
Other Securities		20.6	1,239,233,739
		26.4	1,565,488,275

Netherlands 4.4%
ASML Holding N.V.	190,496	1.2	68,922,001
Prosus N.V. *	217,776	0.4	21,741,874
Unilever N.V.	654,584	0.6	36,901,344
Other Securities		2.2	132,215,926
		4.4	259,781,145

New Zealand 0.3%
Other Securities		0.3	19,146,079

Norway 0.5%
Other Securities		0.5	32,012,665

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Schwab International Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Portugal 0.2%
Other Securities		0.2	9,863,809

Singapore 1.0%
Other Securities		1.0	61,941,845

Spain 2.2%
Iberdrola S.A.	2,663,602	0.5	31,450,684
Other Securities		1.7	100,853,812
		2.2	132,304,496

Sweden 3.3%
Other Securities		3.3	194,935,484

Switzerland 10.1%
Nestle S.A.	1,332,710	2.5	149,900,407
Novartis AG	993,909	1.3	77,447,953
Roche Holding AG	314,600	1.7	101,090,840
Zurich Insurance Group AG	67,397	0.4	22,385,615
Other Securities		4.2	251,633,495
		10.1	602,458,310

United Kingdom 13.0%
AstraZeneca plc	587,537	1.0	58,991,928
BP plc	9,098,280	0.4	23,206,830
British American Tobacco plc	1,024,938	0.5	32,485,790
Diageo plc	1,044,131	0.6	33,744,065
GlaxoSmithKline plc	2,248,150	0.6	37,540,685
HSBC Holdings plc *	9,122,150	0.6	38,227,214
Reckitt Benckiser Group plc	317,104	0.5	27,933,218
Rio Tinto plc	502,453	0.5	28,419,425
Royal Dutch Shell plc, A Shares	1,840,483	0.4	23,152,318
Unilever plc	522,149	0.5	29,756,653
Other Securities		7.4	439,917,229
		13.0	773,375,355
Total Common Stock
(Cost $5,183,940,803)			5,861,683,853

Preferred Stock 0.6% of net assets

Germany 0.6%
Other Securities		0.6	33,156,426
Total Preferred Stock
(Cost $30,108,759)			33,156,426

Rights 0.0% of net assets

Singapore 0.0%
Other Securities		0.0	—

Security	Number of Shares	% of Net Assets	Value ($)
United Kingdom 0.0%
Other Securities		0.0	1,479,160
Total Rights
(Cost $4,351,445)			1,479,160

Other Investment Company 0.1% of net assets

United States 0.1%
Securities Lending Collateral 0.1%
Other Securities		0.1	6,847,633
Total Other Investment Company
(Cost $6,847,633)			6,847,633
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.1% of net assets

Time Deposits 0.1%
Other Securities		0.1	6,922,042
Total Short-Term Investments
(Cost $6,922,042)			6,922,042

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI EAFE Index, expires 12/18/20	406	36,213,170	(1,705,238)
The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by fund’s Board of Trustees.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $5,890,477.
(c)	Securities are traded on separate exchanges for the same entity.
(d)	The rate shown is the 7-day yield.
(e)	The rate shown is the current daily overnight rate.
(f)	Rate is negative due to the current daily overnight rate at the central bank of the denominated currency and therefore is non-income producing.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

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Schwab International Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$1,207,859,717	$—	$1,207,859,717
Australia	—	401,971,363	2,258,137	404,229,500
Belgium	1,545,564	54,761,318	—	56,306,882
Denmark	13,357,054	138,118,874	—	151,475,928
France	4,808,763	618,228,706	—	623,037,469
Germany	13,284,712	484,339,632	—	497,624,344
Hong Kong	6,890,443	194,913,474	—	201,803,917
Ireland	5,959,742	36,912,449	—	42,872,191
Israel	17,410,289	18,542,367	—	35,952,656
Japan	1,727,017	1,563,761,258	—	1,565,488,275
Netherlands	6,289,582	253,491,563	—	259,781,145
Norway	1,664,276	30,348,389	—	32,012,665
Portugal	—	9,863,809	— *	9,863,809
United Kingdom	—	773,359,755	15,600	773,375,355
Preferred Stock[1]	—	33,156,426	—	33,156,426
Rights
Singapore	—	—	— *	—
United Kingdom	1,479,160	—	—	1,479,160
Other Investment Company[1]	6,847,633	—	—	6,847,633
Short-Term Investments[1]	—	6,922,042	—	6,922,042
Liabilities
Futures Contracts[2]	(1,705,238)	—	—	(1,705,238)
Total	$79,558,997	$5,826,551,142	$2,273,737	$5,908,383,876
*	Level 3 amount shown includes securities determined to have no value at October 31, 2020.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab International Index Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in unaffiliated issuers, at value (cost $5,225,323,049) including securities on loan of $5,890,477		$5,903,241,481
Collateral invested for securities on loan, at value (cost $6,847,633)		6,847,633
Deposit with broker for futures contracts		2,993,760
Receivables:
Investments sold		3,741,894
Dividends		14,507,276
Fund shares sold		10,178,586
Foreign tax reclaims		9,414,673
Income from securities on loan	+	25,639
Total assets		5,950,950,942
Liabilities
Collateral held for securities on loan		6,847,633
Payables:
Investments bought		3,017,004
Investment adviser fees		326,495
Fund shares redeemed		3,077,265
Variation margin on futures contracts	+	190,527
Total liabilities		13,458,924
Net Assets
Total assets		5,950,950,942
Total liabilities	–	13,458,924
Net assets		$5,937,492,018
Net Assets by Source
Capital received from investors		5,576,714,080
Total distributable earnings		360,777,938

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$5,937,492,018		319,898,201		$18.56

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Schwab International Index Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends (net of foreign withholding tax of $14,713,020)		$133,750,062
Income from non-cash dividends		9,085,074
Interest		44,303
Securities on loan, net	+	797,929
Total investment income		143,677,368
Expenses
Investment adviser fees		3,421,849
Professional fees	+	37,098*
Total expenses		3,458,947
Expense reduction by CSIM	–	37,098*
Net expenses	–	3,421,849
Net investment income		140,255,519
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(166,722,849)
Net realized losses on futures contracts		(4,249,319)
Net realized losses on foreign currency transactions	+	(741,956)
Net realized losses		(171,714,124)
Net change in unrealized appreciation (depreciation) on investments		(259,943,014)
Net change in unrealized appreciation (depreciation) on futures contracts		(2,550,688)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	542,350
Net change in unrealized appreciation (depreciation)	+	(261,951,352)
Net realized and unrealized losses		(433,665,476)
Decrease in net assets resulting from operations		($293,409,957)
*	Professional fees associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2(d) and 4 for additional information.
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Schwab International Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$140,255,519	$161,653,306
Net realized losses		(171,714,124)	(81,047,333)
Net change in unrealized appreciation (depreciation)	+	(261,951,352)	450,579,679
Increase (decrease) in net assets from operations		(293,409,957)	531,185,652
Distributions to Shareholders
Total distributions		($172,919,468)	($132,253,839)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		137,962,023	$2,458,528,501	101,475,911	$1,918,826,792
Shares reinvested		6,184,493	127,647,953	5,815,026	99,611,394
Shares redeemed	+	(90,042,895)	(1,625,600,717)	(68,493,022)	(1,288,104,681)
Net transactions in fund shares		54,103,621	$960,575,737	38,797,915	$730,333,505
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		265,794,580	$5,443,245,706	226,996,665	$4,313,980,388
Total increase	+	54,103,621	494,246,312	38,797,915	1,129,265,318
End of period		319,898,201	$5,937,492,018	265,794,580	$5,443,245,706
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Schwab Equity Index Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust, except Schwab 1000 Index Fund, which is a series of Schwab Investments. Both Schwab Capital Trust and Schwab Investments (the trusts) are no-load, open-end management investment companies. Each trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trusts as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab S&P 500 Index Fund	Schwab Target 2040 Fund
Schwab Small-Cap Index Fund	Schwab Target 2045 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2050 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2055 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2060 Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab International Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Fundamental Global Real Estate Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2010 Index Fund
Schwab Balanced Fund	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Hedged Equity Fund	Schwab Target 2040 Index Fund
Schwab Health Care Fund	Schwab Target 2045 Index Fund
Schwab International Core Equity Fund	Schwab Target 2050 Index Fund
Schwab Target 2010 Fund	Schwab Target 2055 Index Fund
Schwab Target 2015 Fund	Schwab Target 2060 Index Fund
Schwab Target 2020 Fund	Schwab Monthly Income Fund – Moderate Payout
Schwab Target 2025 Fund	Schwab Monthly Income Fund – Enhanced Payout
Schwab Target 2030 Fund	Schwab Monthly Income Fund – Maximum Payout
Schwab Target 2035 Fund

SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab 1000 Index Fund	Schwab Tax-Free Bond Fund
Schwab Treasury Inflation Protected Securities Index Fund	Schwab California Tax-Free Bond Fund
Schwab U.S. Aggregate Bond Index Fund	Schwab High Yield Municipal Bond Fund
Schwab Short-Term Bond Index Fund	Schwab Global Real Estate Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
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Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC and available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates fair value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the
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Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2020 are disclosed in the Condensed Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their fair value may change daily.
Securities Lending: Under the trusts’ Securities Lending Program, a fund (lender), may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers,
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Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) or any affiliate of CSIM.
As of October 31, 2020, the funds had securities on loan, all of which were classified as common stocks and rights. The value of the securities on loan and the related collateral as of October 31, 2020, if any, are disclosed in each fund’s Condensed Portfolio Holdings and Statement of Assets and Liabilities.
Cash Management Transactions: The funds, except for Schwab 1000 Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances, however, interest rates may be negative due to overnight rates at the central bank of the denominated currency. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the date the ex-dividend date is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
The Schwab International Index Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. For additional details see Affiliates and Affiliated Transactions in financial note 4, Other Affiliated Transactions.
(e) Expenses:
Pursuant to an Amended and Restated Investment Advisory and Administration Agreement (Advisory Agreement) between CSIM and each trust, CSIM pays the operating expenses of each fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes accrued as of October 31, 2020, if any, are reflected in each fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectuses, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
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Financial Notes (continued)

3. Risk Factors (continued):
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Tracking Error Risk. As an index fund, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Investment Style Risk. The funds are index funds. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, a fund’s performance may be below that of the index. Market disruptions could cause delays in an index’s rebalancing schedule which may result in the index and, in turn, a fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
Sampling Index Tracking Risk. To the extent a fund uses sampling techniques, a fund will not fully replicate its index and may hold securities not included in the index. As a result, a fund will be subject to the risk that the investment adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Concentration Risk. To the extent that a fund’s or its respective index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Value Investing Risk. A fund may emphasize “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. To the extent a fund’s investments
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Financial Notes (continued)

3. Risk Factors (continued):
in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Derivatives Risk. A fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectuses for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Advisory Agreement between CSIM and each trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab U.S. Large-Cap Growth Index Fund	Schwab U.S. Large-Cap Value Index Fund	Schwab U.S. Mid-Cap Index Fund	Schwab International Index Fund
0.02%	0.05%	0.04%	0.03%	0.035%	0.035%	0.04%	0.06%
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of October 31, 2020, as applicable:
	Underlying Funds
	Schwab S&P 500 Index Fund	Schwab Small-Cap Index Fund	Schwab U.S. Large-Cap Growth Index Fund	Schwab U.S. Mid-Cap Index Fund	Schwab International Index Fund
Schwab MarketTrack All Equity Portfolio	0.4%	1.6%	6.4%	—%	1.4%
Schwab MarketTrack Balanced Portfolio	0.2%	0.8%	3.3%	—%	0.6%
Schwab MarketTrack Conservative Portfolio	0.1%	0.3%	1.2%	—%	0.2%
Schwab MarketTrack Growth Portfolio	0.5%	1.7%	5.2%	—%	1.2%
Schwab Target 2010 Fund	0.0%*	—%	—%	0.1%	—%
Schwab Target 2015 Fund	0.0%*	—%	—%	0.1%	—%
Schwab Target 2020 Fund	0.1%	—%	—%	0.9%	—%
Schwab Target 2025 Fund	0.2%	—%	—%	1.4%	—%
Schwab Target 2030 Fund	0.3%	—%	—%	2.4%	—%
Schwab Target 2035 Fund	0.2%	—%	—%	1.5%	—%
Schwab Target 2040 Fund	0.3%	—%	—%	3.2%	—%
Schwab Target 2045 Fund	0.1%	—%	—%	0.6%	—%
Schwab Target 2050 Fund	0.1%	—%	—%	0.6%	—%
Schwab Target 2055 Fund	0.0%*	—%	—%	0.4%	—%
Schwab Target 2060 Fund	0.0%*	—%	—%	0.1%	—%
*	Less than 0.05%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. The investment adviser agreed to pay these professional fees, which are subject to reimbursement by the Schwab International Index Fund to the extent the fund is able to successfully recover taxes withheld in the future.
The professional fees incurred by the Schwab International Index Fund were $37,098 and the fund made no reimbursement to the investment adviser during the period ended October 31, 2020.
As of October 31, 2020, the balance of professional fees related to foreign withholding tax subject to future reimbursement by the fund to the investment adviser was $158,346 for the Schwab International Index Fund.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Transactions
The funds may engage in transactions with certain other funds in the Fund Complex when permitted by applicable law. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2020, each fund’s total aggregate security transactions with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab S&P 500 Index Fund	$448,719,008	($30,147,012)
Schwab 1000 Index Fund	168,360,448	28,715,127
Schwab Small-Cap Index Fund	92,871,145	(11,738,204)
Schwab Total Stock Market Index Fund	152,380,599	(23,064,132)
Schwab U.S. Large-Cap Growth Index Fund	61,408,968	(3,005,199)
Schwab U.S. Large-Cap Value Index Fund	60,679,072	(566,260)
Schwab U.S. Mid-Cap Index Fund	30,988,721	(4,440,043)
Schwab International Index Fund	9,325,639	(2,176,395)

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trusts were in compliance with these limitations throughout the report period. The funds do not pay any interested or non-interested (independent trustees) trustees. The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 1, 2020. On October 1, 2020, the Syndicated Credit Facility was amended to run for a new 364 day period with a line of credit of $850 million, maturing on September 30, 2021. Under the terms of the Syndicated Credit Facility, in addition to CSIM paying the interest charged on any borrowings by a fund, CSIM paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on November 29, 2019. On November 29, 2019, the Uncommitted Credit Facility was amended to run for a new 364 day period, which was scheduled to mature on November 27, 2020. However, on October 1, 2020, the Uncommitted Credit Facility was amended to run for a new 364 day period with a line of credit of $400 million, maturing on September 30, 2021. Under the terms of the Uncommitted Credit Facility, CSIM pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is paid by CSIM. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at October 31, 2020 are presented on the Condensed Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations, if any. Refer to financial note 2(b) for the funds’
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Financial Notes (continued)

7. Derivatives (continued):
accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2020, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Notional Amounts	Number of Contracts
Schwab S&P 500 Index Fund	$169,972,343	1,099
Schwab 1000 Index Fund	30,491,298	196
Schwab Small-Cap Index Fund	17,654,672	242
Schwab Total Stock Market Index Fund	48,355,711	359
Schwab U.S. Large-Cap Growth Index Fund	1,596,768	16
Schwab U.S. Large-Cap Value Index Fund	1,251,215	21
Schwab U.S. Mid-Cap Index Fund	1,904,547	11
Schwab International Index Fund	34,885,241	388

8. Purchases and Sales of Investment Securities:
For the period ended October 31, 2020, purchases and sales of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales of Securities
Schwab S&P 500 Index Fund	$2,754,606,077	$1,769,182,368
Schwab 1000 Index Fund	344,582,891	666,920,752
Schwab Small-Cap Index Fund	848,379,644	851,080,072
Schwab Total Stock Market Index Fund	862,924,648	417,298,633
Schwab U.S. Large-Cap Growth Index Fund	372,824,528	138,714,079
Schwab U.S. Large-Cap Value Index Fund	274,028,025	135,725,291
Schwab U.S. Mid-Cap Index Fund	247,687,257	127,707,214
Schwab International Index Fund	1,287,465,490	376,546,823

9. Federal Income Taxes:
As of October 31, 2020, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab U.S. Large-Cap Growth Index Fund
Tax cost	$20,994,325,511	$2,546,627,985	$3,383,267,705	$6,598,856,301	$374,201,023
Gross unrealized appreciation	$24,820,020,911	$7,436,920,050	$1,310,999,799	$5,533,184,724	$126,539,263
Gross unrealized depreciation	(1,731,118,417)	(216,522,772)	(647,745,167)	(652,898,091)	(11,803,251)
Net unrealized appreciation (depreciation)	$23,088,902,494	$7,220,397,278	$663,254,632	$4,880,286,633	$114,736,012

	Schwab U.S. Large-Cap Value Index Fund	Schwab U.S. Mid-Cap Index Fund	Schwab International Index Fund
Tax cost	$334,833,790	$448,373,995	$5,463,982,136
Gross unrealized appreciation	$39,111,681	$90,388,626	$1,445,722,017
Gross unrealized depreciation	(42,432,693)	(55,830,281)	(1,001,320,277)
Net unrealized appreciation (depreciation)	($3,321,012)	$34,558,345	$444,401,740
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Financial Notes (continued)

9. Federal Income Taxes (continued):
As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:
	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab U.S. Large-Cap Growth Index Fund
Undistributed ordinary income	$738,207,831	$152,829,210	$39,685,604	$173,485,433	$2,759,338
Undistributed long-term capital gains	—	117,102,344	72,778,268	—	—
Net unrealized appreciation (depreciation) on investments	23,088,902,494	7,220,397,278	663,254,632	4,880,286,633	114,736,012
Net other unrealized appreciation (depreciation)	—	—	—	—	—
Total	$23,827,110,325	$7,490,328,832	$775,718,504	$5,053,772,066	$117,495,350

	Schwab U.S. Large-Cap Value Index Fund	Schwab U.S. Mid-Cap Index Fund	Schwab International Index Fund
Undistributed ordinary income	$5,774,891	$6,125,106	$118,175,088
Undistributed long-term capital gains	—	—	—
Net unrealized appreciation (depreciation) on investments	(3,321,012)	34,558,345	444,401,740
Net other unrealized appreciation (depreciation)	—	—	573,654
Total	$2,453,879	$40,683,451	$563,150,482
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on futures contracts and the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies (PFIC) and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2020, the funds had capital loss carryforwards available to offset future net capital gains as follows:
Expiration Date	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab U.S. Large-Cap Growth Index Fund
No expiration	$177,404,555	$—	$—	$21,117,724	$5,572,385
Total	$177,404,555	$—	$—	$21,117,724	$5,572,385

Expiration Date	Schwab U.S. Large-Cap Value Index Fund	Schwab U.S. Mid-Cap Index Fund	Schwab International Index Fund
No expiration	$1,090,145	$3,129,145	$202,372,544
Total	$1,090,145	$3,129,145	$202,372,544
The Schwab U.S. Large-Cap Growth Index Fund had an ownership change due to shareholder activity which subjects the fund to certain annual limitations under Internal Revenue Code Section 382 in regard to the availability of capital loss carryforwards to offset potential future capital gains.
For the fiscal year ended October 31, 2020, the funds had no capital loss carryforwards utilized.
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Financial Notes (continued)

9. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab U.S. Large-Cap Growth Index Fund
Current fiscal year end distributions
Ordinary income	$752,543,848	$175,073,765	$71,467,544	$180,871,651	$1,890,344
Long-term capital gains	76,711,728	115,680,278	187,516,879	26,277,147	—
Prior fiscal year end distributions
Ordinary income	$696,643,335	$157,630,133	$75,407,201	$163,508,663	$949,803
Long-term capital gains	138,486,140	287,803,474	256,270,995	35,933,416	—

	Schwab U.S. Large-Cap Value Index Fund	Schwab U.S. Mid-Cap Index Fund	Schwab International Index Fund
Current fiscal year end distributions
Ordinary income	$7,613,944	$7,422,021	$172,919,468
Long-term capital gains	2,019,105	2,160,536	—
Prior fiscal year end distributions
Ordinary income	$1,536,515	$2,937,860	$132,253,839
Long-term capital gains	—	13,414	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2020, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2020, the funds did not incur any interest or penalties.

10. Independent Registered Public Accounting Firm:
On June 8, 2020, the Audit, Compliance and Valuation Committee of the Board approved, and on June 9, 2020, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Schwab Funds Complex for fiscal periods ending after June 8, 2020.
On June 8, 2020, PricewaterhouseCoopers LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Schwab Funds Complex. The Prior Auditor’s reports on the financial statements of the Schwab 1000 Index Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund for the past two fiscal years, October 31, 2018 and October 31, 2019, and the Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund for the period December 20, 2017 (commencement of operations) through October 31, 2018 and the year ended October 31, 2019, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the last two period year-ends detailed above and through June 8, 2020, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the funds’ financial statements for such periods; or (2) “reportable events,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.
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11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Schwab Capital Trust and Shareholders of Schwab 1000 Index Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund and Schwab International Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the condensed portfolio holdings, of Schwab 1000 Index Fund, one of the funds constituting Schwab Investments, and Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund and Schwab International Index Fund (the “Funds”), seven of the funds constituting Schwab Capital Trust, as of October 31, 2020, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year ended October 31, 2019 and the financial highlights for each of the four years in the period ended October 31, 2019; except for Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, and Schwab U.S. Mid-Cap Index Fund, the financial highlights for the year ended October 31, 2019 and for the period from December 20, 2017 to October 31, 2018, were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such statements of changes in net assets and financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 16, 2020
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

Schwab International Index Fund may elect to pass on the benefits of the foreign tax credit of $13,625,982 to its shareholders for the fiscal year ended October 31, 2020. The respective foreign source income on the fund is $157,548,156.
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2020, qualify for the corporate dividends received deduction:
Percentage
Schwab S&P 500 Index Fund	91.09
Schwab 1000 Index Fund	90.97
Schwab Small-Cap Index Fund	62.00
Schwab Total Stock Market Index Fund	88.23
Schwab U.S. Large-Cap Growth Index Fund	95.14
Schwab U.S. Large-Cap Value Index Fund	64.73
Schwab U.S. Mid-Cap Index Fund	61.70
Schwab International Index Fund	—
For the fiscal year ended October 31, 2020, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2021 via IRS Form 1099 of the amounts for use in preparing their 2020 income tax return.

Schwab S&P 500 Index Fund	$752,543,848
Schwab 1000 Index Fund	166,557,709
Schwab Small-Cap Index Fund	44,664,481
Schwab Total Stock Market Index Fund	168,043,272
Schwab U.S. Large-Cap Growth Index Fund	1,830,390
Schwab U.S. Large-Cap Value Index Fund	5,059,613
Schwab U.S. Mid-Cap Index Fund	4,903,160
Schwab International Index Fund	162,726,986
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2020:

Schwab S&P 500 Index Fund	$76,711,728
Schwab 1000 Index Fund	115,680,278
Schwab Small-Cap Index Fund	187,516,879
Schwab Total Stock Market Index Fund	26,277,147
Schwab U.S. Large-Cap Growth Index Fund	—
Schwab U.S. Large-Cap Value Index Fund	2,019,105
Schwab U.S. Mid-Cap Index Fund	2,160,536
Schwab International Index Fund	—
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Liquidity Risk Management Program  (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The Funds’ Board of Trustees (the “Board”) has designated the Funds’ investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”) as the administrator of the program. Personnel of CSIM or its affiliates conduct the day-to-day operation of the program.
Under the program, CSIM manages a Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The program is reasonably designed to assess and manage a Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. CSIM’s process of determining the degree of liquidity of each Fund’s investments is supported by third-party liquidity assessment vendors.
The Funds’ Board reviewed a report at its meeting held on September 22, 2020 prepared by CSIM regarding the operation and effectiveness of the program for the period June 1, 2019, through May 31, 2020. No significant liquidity events impacting any of the Funds were noted in the report. In addition, CSIM provided its assessment that the program had been operating effectively in managing each Fund’s liquidity risk.
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the amended and restated investment advisory and administration agreements (the Agreements) between Schwab Capital Trust and Schwab Investments (collectively, the Trusts) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trusts, including Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab International Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, and Schwab U.S. Mid-Cap Index Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of CSIM and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information relating to the continuance of the Agreements with respect to the Funds at meetings held on May 11, 2020 and June 9, 2020, and approved the renewal of the Agreements with respect to the Funds for an additional one-year term at the meeting on June 9, 2020 called for the purpose of voting on such approval.1
The Board’s approval of the continuance of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to each Fund under the Agreements, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs,

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which are designed to provide enhanced services to each Fund and its shareholders. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit Fund shareholders who are brokerage clients of Schwab. Finally, the Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition, including Schwab’s ability to maintain consistent operations and service levels during recent periods of remote work and market volatility. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreements with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreements with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, yield, if applicable, and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and each Fund’s demonstrated performance in tracking its benchmark index. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Following such evaluation, the Board concluded, within the context of its full deliberations, that with respect to each Fund, the performance of such Fund supported renewal of the Agreements with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of products and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that, with respect to each Fund, the expenses of such Fund are reasonable and supported renewal of the Agreements with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM with respect to each Fund is reasonable and supported renewal of the Agreements with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Fund’s shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by CSIM and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that CSIM has shared any economies of scale with the Funds by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of

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providing investment management, technology, administrative, legal and compliance services to the Funds continues to increase as a result of regulatory or other developments. The Trustees considered that CSIM and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets were relatively small, for example, in the case of newer funds or funds with investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

[1]	The meeting on June 9, 2020 was held telephonically in reliance on exemptive relief from the in-person voting requirement under the 1940 Act as provided by the Securities and Exchange Commission.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust and Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 100 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	100	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	100	Director (2005 – 2020), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	100	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	100	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	100	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	100	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	100	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	100	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	100	Director (2012 – present), Eaton Corporation plc

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	100	Director (2008 – present), The Charles Schwab Corporation
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Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present), Charles Schwab Investment Advisory, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	100	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	100	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present), Charles Schwab Investment Advisory, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dow Jones U.S. Total Stock Market Index   An index which includes all publicly traded stocks of companies headquartered in the United States for which pricing information is readily available. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
International Spliced Index  An internally calculated index comprised of the Schwab International Index from inception of the Schwab International Index Fund until the close of business on December 20, 2011, the MSCI EAFE Index from December 21, 2011 until the close of business on February 28, 2013, and the MSCI EAFE Index (Net) from March 1, 2013 forward.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities  Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

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Schwab Equity Index Funds
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell Midcap Index   An index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
Schwab 1000 Index  A float-adjusted market capitalization weighted index developed by Charles Schwab & Co., Inc. that represents the performance of the largest 1,000 publicly traded companies in the United States. As a result of corporate actions, the index may be comprised of more or less than 1,000 securities.
Small-Cap Spliced Index  An internally calculated index comprised of the Schwab Small-Cap Index from inception of the Schwab Small-Cap Index Fund until the close of business on December 14, 2011, and the Russell 2000 Index from December 15, 2011 forward.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Schwab Equity Index Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements; and
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2020 Schwab Funds. All rights reserved.

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Notes

Notes

Schwab Equity Index Funds
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab High Yield Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2020 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR13810-23
00252653

Annual Report  |  October 31, 2020
Schwab Fundamental Index* Funds

Schwab Fundamental
US Large Company Index Fund
Schwab Fundamental
US Small Company Index Fund
Schwab Fundamental International
Large Company Index Fund
Schwab Fundamental International
Small Company Index Fund
Schwab Fundamental Emerging Markets
Large Company Index Fund
New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.
*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

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Schwab Fundamental Index Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Condensed Portfolio Holdings are sub-categories of Sector classifications.
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Schwab Fundamental Index Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Total Return for the 12 Months Ended October 31, 2020
Schwab Fundamental US Large Company Index Fund (Ticker Symbol: SFLNX)	-2.33%
Russell RAFITM US Large Company Index	-2.20%
Russell 1000® Index	10.87%
Fund Category: Morningstar Large Value[1]	-7.37%
Performance Details	pages 7-9

Schwab Fundamental US Small Company Index Fund (Ticker Symbol: SFSNX)	-10.42%
Russell RAFITM US Small Company Index	-10.42%
Russell 2000® Index	-0.14%
Fund Category: Morningstar Small Blend[1]	-6.45%
Performance Details	pages 10-12

Schwab Fundamental International Large Company Index Fund[2] (Ticker Symbol: SFNNX)	-13.29%
Russell RAFITM Developed ex US Large Company Index (Net)[3]	-13.77%
MSCI EAFE® Index (Net)[3]	-6.86%
Fund Category: Morningstar Foreign Large Value[1]	-13.04%
Performance Details	pages 13-15
Total Return for the 12 Months Ended October 31, 2020
Schwab Fundamental International Small Company Index Fund[2] (Ticker Symbol: SFILX)	-6.28%
Russell RAFITM Developed ex US Small Company Index (Net)[3]	-6.49%
S&P Developed ex-U.S. Small Cap Index (Net)[3]	-0.53%
Fund Category: Morningstar Foreign Small/Mid Blend[1]	-1.99%
Performance Details	pages 16-18

Schwab Fundamental Emerging Markets Large Company Index Fund[2] (Ticker Symbol: SFENX)	-15.79% [4]
Russell RAFITM Emerging Markets Large Company Index (Net)[3]	-15.28%
MSCI Emerging Markets Index (Net)[3]	8.25%
Fund Category: Morningstar Diversified Emerging Markets[1]	6.67%
Performance Details	pages 19-21

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for each fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership — The funds are not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Index Series (the Indices) or otherwise. The Indices are compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Indices and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Indices. For full disclaimer please see the funds’ statement of additional information.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
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Schwab Fundamental Index Funds
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
Equity market performance for the 12-month reporting period ended October 31, 2020 barely hints at the market turmoil investors endured this year. U.S. and international equity markets ended the period with mixed gains, including a 9.7% rise for the S&P 500® Index, a bellwether for the overall U.S. stock market. However, the past year was one of the most volatile in history. Market gains were robust through the last week of February 2020 before being wiped out as the spreading COVID-19 pandemic drove equities sharply lower. In mid-March, market volatility spiked to its highest level since the peak of the Great Recession in 2008 with the S&P 500® Index dropping 30% over just 22 trading days in late February and early March. By early September, however, most broad U.S. equity markets had regained all the ground they lost in March, propelling the S&P 500® Index to new record highs. However, markets retreated and volatility began to increase again throughout September and October in the face of a resurgence of COVID-19 infections, corporate earnings concerns and growing uncertainty regarding the U.S. election.
High levels of volatility can undermine our confidence as investors, which can lead to emotion-based trading. Although it is important to reassess your individual risk tolerance and make strategic adjustments to your portfolio from time to time, impulsive reactions driven by fear can often make investing outcomes worse. At Charles Schwab Investment Management, we believe that the best way to avoid these pitfalls is to maintain a long-term investing plan. A commitment to a long-term investing plan can help make it significantly easier and less stressful to stay the course when market volatility rises.
At Charles Schwab Investment Management, we provide a range of foundational products that are designed to suit a variety of risk appetites. The Schwab Fundamental Index Funds play a role in our goal to provide investors with a diverse variety of investment choices. The funds weight their holdings based on objective financial measures of company size—adjusted sales, retained operating cash flow, and dividends plus buybacks. This can result in a different risk profile than market-cap index funds that use market capitalization to weight the same set of stocks. When the two approaches are combined, we believe a portfolio has the potential for better diversification and more attractive risk-adjusted returns.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Fundamental Index Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ A commitment to a long-term investing plan can help make it significantly easier and less stressful to stay the course when market volatility rises.”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
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Schwab Fundamental Index Funds
The Investment Environment

The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index returned 9.71%, with sectors that benefitted as a result of the COVID-19 pandemic and associated stay-at-home orders, such as the information technology sector, outperforming other sectors that were more impacted by the COVID-19 pandemic. U.S. large-cap stocks outperformed small-cap stocks, with the Russell 1000® Index and the Russell 2000® Index returning 10.87% and -0.14%, respectively, for the reporting period. Among large-cap stocks, growth stocks outperformed value stocks by a large margin, with the Russell 1000® Growth Index and Russell 1000® Value Index returning 29.22% and -7.57%, respectively, for the reporting period. Among international markets, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -6.86% and the MSCI Emerging Markets Index (Net)* returned 8.25% for the reporting period.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2020

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Fundamental Index Funds
The Investment Environment (continued)

Prior to the onset of the COVID-19 pandemic, the U.S. economy, despite ongoing trade tensions with China, maintained steady growth, albeit at a slowing pace. However, amid the fallout of the COVID-19 pandemic, the U.S. entered recessionary territory with record speed. U.S. gross domestic product (GDP) fell steeply, declining 5.0% and 31.4% for the first and second quarters of 2020, respectively, with the second quarter representing the largest contraction in U.S. GDP since 1947 when modern GDP measurements began. GDP subsequently jumped by 33.1% for the third quarter of 2020, reflecting increased consumer and business spending. Unemployment remained at record lows through February before a record number of unemployment claims in March resulted in the largest monthly increase in the U.S unemployment rate since January 1975. In April, this record was broken again when unemployment skyrocketed, rising to the highest level since the Great Depression. Unemployment declined in May through October, dropping below double digits beginning in August. Consumer confidence remained solid through February, but was volatile over the remainder of the reporting period.
Outside the U.S., conditions continued to soften, dampened by slowing economic output, slumping world trade, geopolitical concerns, and the COVID-19 pandemic. The COVID-19 pandemic exacerbated economic weakness around the globe, dramatically slowing growth amid stay-at-home orders, supply chain disruptions, and broadly diminishing demand. In the first half of the reporting period, oil prices deteriorated amid significantly reduced demand, coupled with rising U.S. crude production and a price war between Russia and Saudi Arabia. In April, oil futures briefly fell into negative territory as storage capacity evaporated and demand waned. However, as production was slashed, relieving pressure on constrained storage capacity, demand also stabilized. First and second quarter 2020 growth was negative in the eurozone and the United Kingdom. In January, Brexit occurred with the formal departure of the United Kingdom from the European Union resulting in an 11-month transition period with respect to economic and customs matters. Japan fared slightly better, although GDP still contracted for the first and second quarters of 2020. Even China and India, which had maintained stronger growth than many developed countries, showed weakness. In China, GDP contracted in the first quarter, but rebounded in the second and third quarters. While India’s second quarter GDP contracted, third quarter GDP was positive.
Many central banks around the world, including the U.S. Federal Reserve (Fed), reduced their policy rates over the reporting period, while others maintained low—and for some international central banks, negative—interest rates. In the U.S., after enacting three interest rate cuts in the second half of 2019 and as the economic implications of the COVID-19 pandemic grew, the Fed cut interest rates by 0.50% in early March and by 1.00% in mid-March, resulting in a federal funds rate of 0.00% to 0.25%. In addition, the Fed also announced extensive emergency measures to support the economy in light of the COVID-19 pandemic, including large purchases of U.S. Treasuries and other securities to support smooth market function, facilitating the flow of credit to municipalities, new financing for employers, consumers, and businesses, and the establishment of facilities to support credit to businesses and consumers alike. In August, the Fed announced that it was shifting its interest rate policy approach to potentially allow inflation to rise above its 2% target for periods of time even in times of rising employment. Outside the U.S., central banks were similarly accommodative. The European Central Bank held its policy rate at 0.00%, unchanged since March 2016, and launched a new asset purchase program to help counter the impact of the COVID-19 pandemic. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016, and increased the annual pace of its purchases of exchange-traded funds (ETFs) and other assets. The Bank of England lowered its key official bank rate from 0.75% to 0.10% in two emergency rate cuts in March. Central banks in key emerging market economies—including China, India, Mexico, Russia, and Thailand—lowered their policy rates or maintained already low rates in response to pandemic-driven pressures.
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Schwab Fundamental Index Funds
Fund Management

Christopher Bliss, CFA, Vice President and Head of Passive Equity Strategies, leads the portfolio management team for Schwab’s passive equity mutual funds and ETFs. He also has overall responsibility for all aspects of the management of the funds. Before joining CSIM in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Jeremy Brown, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small Company Index Fund. Prior to joining CSIM in 2017, Mr. Brown spent six years with ALPS Advisors, Inc. in Denver, most recently as a senior analyst on the ETF portfolio management and research team where he performed portfolio management, trading, and analytics/research functions for ALPS ETFs and passive funds. Additionally, Mr. Brown led a number of investment research, commentary, industry trend analysis, and sales and marketing support initiatives.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small Company Index Fund. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors) where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund. Prior to joining CSIM in 2012, Ms. Qin spent more than four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in the risk management group as a risk analyst.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund. Prior to this role, Mr. Rios was an associate portfolio manager on the Schwab equity index strategies team for four years. His first role with CSIM was as a trade operations specialist. Prior to joining CSIM in 2008, Mr. Rios was a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

Sabya Sinha, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small Company Index Fund. Prior to joining CSIM in 2015, Mr. Sinha spent a year at F-Squared Investments on the product development and analytics team. Prior to F-Squared, he worked at IndexIQ Advisors as a senior index portfolio manager for three years and for Bank of America’s Columbia Management subsidiary as a portfolio manager for three years.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Large Company Index Fund as of October 31, 2020

The Schwab Fundamental US Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM US Large Company Index (the index), which measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses.
Performance. The fund generally tracked the index for the reporting period. The fund returned -2.33% for the 12-month reporting period ended October 31, 2020, while the index returned -2.20%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The energy sector detracted the most from the total return of the fund. Representing an average weight of approximately 7% of the fund’s investments, the energy sector returned approximately -50% for the reporting period. One example from this sector is Exxon Mobile Corp. The fund’s holding of Exxon Mobile Corp. returned approximately -48% for the reporting period.
The financials sector also detracted from the total return of the fund. Financials stocks represented an average weight of approximately 14% of the fund’s investments and returned approximately -20% for the reporting period.
The information technology sector contributed the most to the total return of the fund. The information technology sector represented an average weight of approximately 19% of the fund’s investments and returned approximately 26% for the reporting period. The fund’s holdings of Apple Inc. are one example from this sector, returning approximately 77% for the reporting period.
The consumer discretionary sector also contributed to total return of the fund. Consumer discretionary stocks represented an average weight of approximately 10% of the fund’s investments and returned approximately 8% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Large Company Index Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1,2

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental US Large Company Index Fund (4/2/07)	-2.33%	7.84%	10.57%
Russell RAFITM US Large Company Index[2]	-2.20%	8.09%	N/A
Fundamental U.S. Large Company Spliced Index	-2.20%	8.09%	10.90%
Russell 1000® Index	10.87%	11.79%	13.05%
Fund Category: Morningstar Large Value[3]	-7.37%	5.38%	8.64%
Fund Expense Ratio[4]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership—The Schwab Fundamental US Large Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM US Large Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The inception date of the Russell RAFITM US Large Company Index is February 24, 2011. The fund began tracking the index on October 19, 2012.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Large Company Index Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics1
Number of Holdings	709
Weighted Average Market Cap (millions)	$255,999
Price/Earnings Ratio (P/E)	19.4
Price/Book Ratio (P/B)	1.9
Portfolio Turnover Rate	13%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Small Company Index Fund as of October 31, 2020

The Schwab Fundamental US Small Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM US Small Company Index (the index), which measures the performance of the small company size segment by fundamental overall company scores, which are created using as the universe the U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses.
Performance. The fund generally tracked the index for the reporting period. The fund returned -10.42% for the 12-month reporting period ended October 31, 2020, while the index returned -10.42%.
Contributors and Detractors. The real estate sector detracted the most from the total return of the fund. Representing an average weight of approximately 10% of the fund’s investments, the real estate sector returned approximately -33% for the reporting period. One example from this sector is Washington Prime Group, Inc., a real estate investment trust, which returned approximately -85% for the reporting period.
The financials sector also detracted from the total return of the fund. Financials stocks represented an average weight of approximately 14% of the fund’s investments and returned approximately -18% for the reporting period.
The health care sector contributed to the total return of the fund. The health care sector represented an average weight of approximately 7% of the fund’s investments and returned approximately 21% for the reporting period. One example from this sector is the fund’s holdings of Covetrus, Inc., a global animal-health technology and services company, which returned approximately 297% for the reporting period.
The information technology sector also contributed to the total return of the fund. Information technology stocks represented an average weight of approximately 12% of the fund’s investments and returned approximately 5% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Small Company Index Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1,2

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental US Small Company Index Fund (4/2/07)	-10.42%	4.65%	8.57%
Russell RAFITM US Small Company Index[2]	-10.42%	4.83%	N/A
Fundamental U.S. Small Company Spliced Index	-10.42%	4.83%	8.85%
Russell 2000® Index	-0.14%	7.27%	9.64%
Fund Category: Morningstar Small Blend[3]	-6.45%	5.00%	8.48%
Fund Expense Ratio[4]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership—The Schwab Fundamental US Small Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM US Small Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The inception date of the Russell RAFITM US Small Company Index is February 24, 2011. The fund began tracking the index on October 19, 2012.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Small Company Index Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics1
Number of Holdings	933
Weighted Average Market Cap (millions)	$6,079
Price/Earnings Ratio (P/E)	17.7
Price/Book Ratio (P/B)	1.4
Portfolio Turnover Rate	28%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Large Company Index Fund as of October 31, 2020

The Schwab Fundamental International Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Developed ex US Large Company Index (the index), which measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the developed ex U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and plunging markets into bear-market territory with record speed. At their lows, key international stock indices had lost as much as one-third of their former value. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. While the extraordinary response prompted a rally in global equity markets from their March lows, historic volatility remained and international equity markets lost steam during the final two months of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. The U.S. dollar weakened against a basket of foreign currencies for the reporting period, generally increasing the returns on overseas investments in U.S. dollar terms.
Performance. The fund generally tracked the index for the reporting period. The fund returned -13.29% for the 12-month reporting period ended October 31, 2020, while the index returned -13.77%.
Contributors and Detractors. From a country perspective, stocks from South Korea contributed the most to the total return of the fund. South Korean stocks represented an average weight of approximately 6% of the fund’s investments and returned approximately 12% in U.S. dollar terms for the reporting period. One example from this country is Samsung Electronics Co., Ltd. The fund’s holdings of Samsung Electronics Co., Ltd. returned approximately 18% in U.S. dollar terms for the reporting period.
Stocks from Denmark also contributed to the total return of the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately 27% in U.S. dollar terms for the reporting period.
Stocks from the United Kingdom detracted the most from the total return of the fund. Stocks from the United Kingdom represented an average weight of approximately 15% of the fund’s investments and returned approximately -29% in U.S. dollar terms for the reporting period. One example from this country is BP plc. The fund’s holdings of BP plc returned approximately -57% in U.S. dollar terms for the reporting period.
Stocks from Japan also detracted from the total return of the fund. Japanese stocks represented approximately 25% of the fund’s investments and returned approximately -9% in U.S. dollar terms for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Large Company Index Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1,2,3,4

Average Annual Total Returns1,4
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental International Large Company Index Fund (4/2/07)	-13.29%	1.46%	2.41%
Russell RAFITM Developed ex US Large Company Index (Net)[2,3]	-13.77%	1.38%	N/A
Fundamental Developed ex-U.S. Large Company Spliced Index	-13.77%	1.38%	2.63%
MSCI EAFE® Index (Net)[3]	-6.86%	2.85%	3.82%
Fund Category: Morningstar Foreign Large Value[5]	-13.04%	0.43%	1.78%
Fund Expense Ratio[6]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership—The Schwab Fundamental International Large Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Developed ex US Large Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The inception date of the Russell RAFITM Developed ex US Large Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[5]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[6]	As stated in the prospectus.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Large Company Index Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics1
Number of Holdings	945
Weighted Average Market Cap (millions)	$52,167
Price/Earnings Ratio (P/E)	14.6
Price/Book Ratio (P/B)	0.9
Portfolio Turnover Rate	14%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
15
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Small Company Index Fund as of October 31, 2020

The Schwab Fundamental International Small Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Developed ex US Small Company Index (the index), which measures the performance of the small company size segment by fundamental overall company scores, which are created using as the universe the developed ex U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and plunging markets into bear-market territory with record speed. At their lows, key international stock indices had lost as much as one-third of their former value. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. While the extraordinary response prompted a rally in global equity markets from their March lows, historic volatility remained and international equity markets lost steam during the final two months of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. The U.S. dollar weakened against a basket of foreign currencies for the reporting period, generally increasing the returns on overseas investments in U.S. dollar terms.
Performance. The fund generally tracked the index for the reporting period. The fund returned -6.28% for the 12-month reporting period ended October 31, 2020, while the index returned -6.49%.
Contributors and Detractors. From a country perspective, stocks from Sweden contributed the most to the total return of the fund. Swedish stocks represented an average weight of approximately 4% of the fund’s investments and returned approximately 13% in U.S. dollar terms for the reporting period. One example from Sweden is the fund’s Class B holdings of Kinnevik AB, an investment company, which returned approximately 191% in U.S. dollar terms for the reporting period.
Stocks from Japan also contributed to the total return of the fund, representing an average weight of approximately 35% of the fund’s investments and returning approximately -3% in U.S. dollar terms for the reporting period.
Stocks from the United Kingdom detracted the most from the total return of the fund. Stocks from the United Kingdom represented an average weight of approximately 10% of the fund’s investments and returned approximately -17% in U.S. dollar terms for the reporting period. One example from this country is Vistry Group plc, a home construction services company. The fund’s holdings of Vistry Group plc returned approximately -50% in U.S. dollar terms for the reporting period.
Stocks from France also detracted from the total return of the fund. French stocks represented an average weight of approximately 4% of the fund’s investments and returned approximately -22% in U.S. dollar terms for the reporting period.

Management views and portfolio holdings may have changed since the report date.
16
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Small Company Index Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1,2,3,4

Average Annual Total Returns1,4
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental International Small Company Index Fund (1/31/08)	-6.28%	3.81%	5.02%
Russell RAFITM Developed ex US Small Company Index (Net)[2,3]	-6.49%	3.94%	N/A
Fundamental Developed ex-U.S. Small Company Spliced Index	-6.49%	3.94%	5.47%
S&P Developed ex-U.S. Small Cap Index (Net)[3]	-0.53%	4.93%	5.76%
Fund Category: Morningstar Foreign Small/Mid Blend[5]	-1.99%	3.84%	4.88%
Fund Expense Ratio[6]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership—The Schwab Fundamental International Small Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Developed ex US Small Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The inception date of the Russell RAFITM Developed ex US Small Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[5]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[6]	As stated in the prospectus.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Small Company Index Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics1
Number of Holdings	1,618
Weighted Average Market Cap (millions)	$3,681
Price/Earnings Ratio (P/E)	14.0
Price/Book Ratio (P/B)	0.9
Portfolio Turnover Rate	25%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
18
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund as of October 31, 2020

The Schwab Fundamental Emerging Markets Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Emerging Markets Large Company Index (the index), which measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the emerging markets companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund invests in a representative sample of securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of sampling techniques, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and plunging markets into bear-market territory with record speed. At their lows, key international stock indices had lost as much as one-third of their former value. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. While the extraordinary response prompted a rally in global equity markets from their March lows, historic volatility remained and international equity markets lost steam during the final two months of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. The U.S. dollar weakened against a basket of foreign currencies for the reporting period, generally increasing the returns on overseas investments in U.S. dollar terms.
Performance. The fund generally tracked the index for the reporting period. The fund returned -15.79%1 for the 12-month reporting period ended October 31, 2020, while the index returned -15.28%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. From a country perspective, stocks from Brazil detracted the most from the total return of the fund. Brazilian stocks represented an average weight of approximately 9% of the fund’s investments and returned approximately -45% in U.S. dollar terms for the reporting period. One example from this country is Itau Unibanco Holding S.A., a financial products and services company. The fund’s holdings of Itau Unibanco Holding S.A. returned approximately -53% in U.S. dollar terms for the reporting period.
Stocks from Russia also detracted from the total return of the fund, representing approximately 13% of the fund’s investments and returning approximately -33% in U.S. dollar terms for the reporting period.
Stocks from Taiwan contributed the most to the total return of the fund. Taiwanese stocks represented an average weight of approximately 20% of the fund’s investments and returned approximately 24% in U.S. dollar terms for the reporting period. One example from this country is Taiwan Semiconductor Manufacturing Co., Ltd. The fund’s holdings of Taiwan Semiconductor Manufacturing Co., Ltd. returned approximately 59% in U.S. dollar terms for the reporting period.
Stocks from Saudi Arabia also contributed to the total return of the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately 23% in U.S. dollar terms for the reporting period.

Management views and portfolio holdings may have changed since the report date.
[1]	Total return for the report period above differs from the return in the Financial Highlights. The total return presented above is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
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Schwab Fundamental Emerging Markets Large Company Index Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1,2,3,4

Average Annual Total Returns1,4
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental Emerging Markets Large Company Index Fund (1/31/08)	-15.79% [5]	5.37%	-0.52%
Russell RAFITM Emerging Markets Large Company Index (Net)[2,3]	-15.28%	5.98%	N/A
Fundamental Emerging Markets Large Company Spliced Index	-15.28%	5.98%	0.38%
MSCI Emerging Markets Index (Net)[3]	8.25%	7.92%	2.42%
Fund Category: Morningstar Diversified Emerging Markets[6]	6.67%	7.05%	2.30%
Fund Expense Ratio[7]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership—The Schwab Fundamental Emerging Markets Large Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Emerging Markets Large Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The inception date of the Russell RAFITM Emerging Markets Large Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[5]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[6]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[7]	As stated in the prospectus.
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Schwab Fundamental Emerging Markets Large Company Index Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics1
Number of Holdings	328
Weighted Average Market Cap (millions)	$88,969
Price/Earnings Ratio (P/E)	10.3
Price/Book Ratio (P/B)	0.9
Portfolio Turnover Rate	32%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Fundamental Index Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2020 and held through October 31, 2020.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/20	Ending Account Value (Net of Expenses) at 10/31/20	Expenses Paid During Period 5/1/20-10/31/20[2]
Schwab Fundamental US Large Company Index Fund
Actual Return	0.25%	$1,000.00	$1,100.00	$1.32
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.84	$1.27
Schwab Fundamental US Small Company Index Fund
Actual Return	0.25%	$1,000.00	$1,149.90	$1.35
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.84	$1.27
Schwab Fundamental International Large Company Index Fund
Actual Return	0.25%	$1,000.00	$1,080.60	$1.31
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.84	$1.27
Schwab Fundamental International Small Company Index Fund
Actual Return	0.39%	$1,000.00	$1,129.10	$2.09
Hypothetical 5% Return	0.39%	$1,000.00	$1,023.14	$1.98
Schwab Fundamental Emerging Markets Large Company Index Fund
Actual Return	0.39%	$1,000.00	$1,060.70	$2.02
Hypothetical 5% Return	0.39%	$1,000.00	$1,023.14	$1.98

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by 366 days of the fiscal year.
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Schwab Fundamental US Large Company Index Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$17.56	$17.47	$16.89	$15.12	$15.14
Income (loss) from investment operations:
Net investment income (loss)[1]	0.42	0.42	0.38	0.35	0.34
Net realized and unrealized gains (losses)	(0.75)	1.08	0.76	2.52	0.44
Total from investment operations	(0.33)	1.50	1.14	2.87	0.78
Less distributions:
Distributions from net investment income	(0.43)	(0.42)	(0.36)	(0.34)	(0.34)
Distributions from net realized gains	(0.52)	(0.99)	(0.20)	(0.76)	(0.46)
Total distributions	(0.95)	(1.41)	(0.56)	(1.10)	(0.80)
Net asset value at end of period	$16.28	$17.56	$17.47	$16.89	$15.12
Total return	(2.33%)	10.56%	6.83%	19.69%	5.61%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.25%	0.31% [2]	0.39%
Net operating expenses	N/A	N/A	N/A [3]	0.30% [2]	0.35%
Net investment income (loss)	2.57%	2.53%	2.17%	2.19%	2.33%
Portfolio turnover rate	13%	20%	10%	15%	11%
Net assets, end of period (x 1,000,000)	$4,547	$5,237	$4,887	$5,367	$4,569

1
Calculated based on the average shares outstanding during the period.
2
Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective May 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
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Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2020

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 2.1%
Ford Motor Co.	3,559,027	0.6	27,511,279
General Motors Co.	941,950	0.7	32,525,533
Other Securities		0.8	34,579,616
		2.1	94,616,428

Banks 5.3%
Bank of America Corp.	1,482,851	0.8	35,143,569
Citigroup, Inc.	837,980	0.8	34,709,132
JPMorgan Chase & Co.	644,713	1.4	63,207,662
Wells Fargo & Co.	1,841,026	0.9	39,490,008
Other Securities		1.4	66,913,004
		5.3	239,463,375

Capital Goods 8.1%
3M Co.	135,080	0.5	21,607,397
General Electric Co.	4,619,916	0.8	34,279,777
Other Securities		6.8	312,877,335
		8.1	368,764,509

Commercial & Professional Services 0.6%
Other Securities		0.6	28,611,408

Consumer Durables & Apparel 1.7%
Other Securities		1.7	75,443,225

Consumer Services 1.9%
McDonald's Corp.	116,695	0.5	24,856,035
Other Securities		1.4	60,981,303
		1.9	85,837,338

Diversified Financials 5.2%
Berkshire Hathaway, Inc., Class A *	65	0.4	19,662,501
Berkshire Hathaway, Inc., Class B *	202,279	0.9	40,840,130
The Charles Schwab Corp. (a)	129,130	0.1	5,308,534
Other Securities		3.8	171,370,758
		5.2	237,181,923

Energy 5.7%
Chevron Corp.	754,257	1.2	52,420,862
Exxon Mobil Corp.	2,315,175	1.7	75,521,009
Other Securities		2.8	132,529,611
		5.7	260,471,482

Security	Number of Shares	% of Net Assets	Value ($)
Food & Staples Retailing 3.2%
Costco Wholesale Corp.	73,983	0.6	26,457,801
Walmart, Inc.	484,857	1.5	67,273,909
Other Securities		1.1	53,732,094
		3.2	147,463,804

Food, Beverage & Tobacco 4.2%
PepsiCo, Inc.	205,958	0.6	27,452,142
Philip Morris International, Inc.	321,359	0.5	22,822,916
The Coca-Cola Co.	503,136	0.5	24,180,716
Other Securities		2.6	117,143,151
		4.2	191,598,925

Health Care Equipment & Services 5.9%
Anthem, Inc.	76,928	0.5	20,985,958
CVS Health Corp.	572,306	0.7	32,100,644
Medtronic plc	201,187	0.4	20,233,377
UnitedHealth Group, Inc.	151,427	1.0	46,206,435
Other Securities		3.3	149,635,480
		5.9	269,161,894

Household & Personal Products 1.7%
The Procter & Gamble Co.	366,451	1.1	50,240,432
Other Securities		0.6	25,180,970
		1.7	75,421,402

Insurance 3.4%
American International Group, Inc.	715,795	0.5	22,540,385
Other Securities		2.9	132,074,903
		3.4	154,615,288

Materials 3.7%
Other Securities		3.7	165,857,163

Media & Entertainment 4.6%
Alphabet, Inc., Class A *	18,196	0.6	29,406,738
Alphabet, Inc., Class C *	18,267	0.7	29,610,990
Comcast Corp., Class A	932,411	0.9	39,385,041
Facebook, Inc., Class A *	97,592	0.6	25,677,431
The Walt Disney Co.	300,482	0.8	36,433,442
Other Securities		1.0	50,361,684
		4.6	210,875,326

Pharmaceuticals, Biotechnology & Life Sciences 6.0%
AbbVie, Inc.	301,461	0.6	25,654,331
Amgen, Inc.	104,429	0.5	22,654,827

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Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Gilead Sciences, Inc.	424,815	0.5	24,702,992
Johnson & Johnson	394,308	1.2	54,063,570
Merck & Co., Inc.	421,770	0.7	31,721,322
Pfizer, Inc.	1,343,885	1.0	47,681,040
Other Securities		1.5	68,416,443
		6.0	274,894,525

Real Estate 1.9%
Other Securities		1.9	87,531,452

Retailing 5.9%
Amazon.com, Inc. *	9,033	0.6	27,425,543
Lowe's Cos., Inc.	144,036	0.5	22,772,092
Target Corp.	157,876	0.5	24,031,885
The Home Depot, Inc.	144,174	0.8	38,452,647
Other Securities		3.5	157,580,000
		5.9	270,262,167

Semiconductors & Semiconductor Equipment 3.8%
Intel Corp.	951,191	0.9	42,118,737
QUALCOMM, Inc.	266,669	0.7	32,896,288
Other Securities		2.2	97,841,841
		3.8	172,856,866

Software & Services 6.4%
International Business Machines Corp.	332,909	0.8	37,172,619
Microsoft Corp.	480,237	2.1	97,233,585
Oracle Corp.	471,646	0.6	26,464,057
Other Securities		2.9	129,155,108
		6.4	290,025,369

Technology Hardware & Equipment 8.4%
Apple Inc.	2,350,490	5.6	255,874,341
Cisco Systems, Inc.	938,540	0.7	33,693,586
Other Securities		2.1	91,514,024
		8.4	381,081,951

Telecommunication Services 3.5%
AT&T, Inc.	2,518,612	1.5	68,052,896
Verizon Communications, Inc.	1,190,105	1.5	67,824,084
Other Securities		0.5	22,661,028
		3.5	158,538,008

Security	Number of Shares	% of Net Assets	Value ($)
Transportation 2.7%
FedEx Corp.	101,140	0.6	26,242,796
Union Pacific Corp.	134,785	0.5	23,882,554
Other Securities		1.6	71,880,872
		2.7	122,006,222

Utilities 3.8%
Other Securities		3.8	174,349,933
Total Common Stock
(Cost $3,097,661,049)			4,536,929,983

Other Investment Companies 0.3% of net assets

Money Market Fund 0.0%
Other Securities		0.0	1,383,897

Securities Lending Collateral 0.3%
Other Securities		0.3	11,209,213
Total Other Investment Companies
(Cost $12,593,110)			12,593,110

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/18/20	59	9,630,865	(541,323)
The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $10,257,993.
(c)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

The fund owns shares of an affiliate, The Charles Schwab Corp., since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended October 31, 2020:
	Value at 10/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 10/31/20	Balance of Shares Held at 10/31/20	Dividends Received
The Charles Schwab Corp.	$3,126,284	$1,927,465	($332,964)	($81,281)	$669,030	$5,308,534	129,130	$57,346

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Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$4,536,929,983	$—	$—	$4,536,929,983
Other Investment Companies[1]	12,593,110	—	—	12,593,110
Liabilities
Futures Contracts[2]	(541,323)	—	—	(541,323)
Total	$4,548,981,770	$—	$—	$4,548,981,770
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investment in affiliated issuer, at value (cost $3,427,013)		$5,308,534
Investments in unaffiliated issuers, at value (cost $3,095,617,933) including securities on loan of $10,257,993		4,533,005,346
Collateral invested for securities on loan, at value (cost $11,209,213)		11,209,213
Deposit with broker for futures contracts		756,000
Receivables:
Dividends		6,444,001
Fund shares sold		5,535,089
Income from securities on loan	+	144,062
Total assets		4,562,402,245
Liabilities
Collateral held for securities on loan		11,209,213
Payables:
Investment adviser fees		1,033,659
Fund shares redeemed		2,737,996
Variation margin on futures contracts	+	105,630
Total liabilities		15,086,498
Net Assets
Total assets		4,562,402,245
Total liabilities	–	15,086,498
Net assets		$4,547,315,747
Net Assets by Source
Capital received from investors		2,950,727,321
Total distributable earnings		1,596,588,426

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$4,547,315,747		279,328,897		$16.28

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Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Large Company Index Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends received from affiliated issuer		$57,346
Dividends received from unaffiliated issuers (net of foreign withholding tax of $9,266)		134,149,459
Securities on loan, net	+	1,369,652
Total investment income		135,576,457
Expenses
Investment adviser fees		12,041,457
Total expenses	–	12,041,457
Net investment income		123,535,000
Realized and Unrealized Gains (Losses)
Net realized losses on sales of affiliated underlying funds		(81,281)
Net realized gains on unaffiliated issuers		123,628,132
Net realized losses on futures contracts	+	(1,662,657)
Net realized gains		121,884,194
Net change in unrealized appreciation (depreciation) on affiliated issuer		669,030
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		(397,088,823)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(870,009)
Net change in unrealized appreciation (depreciation)	+	(397,289,802)
Net realized and unrealized losses		(275,405,608)
Decrease in net assets resulting from operations		($151,870,608)
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Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$123,535,000	$124,374,648
Net realized gains		121,884,194	126,461,116
Net change in unrealized appreciation (depreciation)	+	(397,289,802)	245,896,113
Increase (decrease) in net assets from operations		(151,870,608)	496,731,877
Distributions to Shareholders
Total distributions		($280,720,286)	($384,906,616)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		65,360,142	$1,034,311,318	72,965,468	$1,170,251,181
Shares reinvested		9,908,434	175,775,620	17,039,769	240,260,741
Shares redeemed	+	(94,170,173)	(1,467,566,455)	(71,475,046)	(1,171,686,052)
Net transactions in fund shares		(18,901,597)	($257,479,517)	18,530,191	$238,825,870
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		298,230,494	$5,237,386,158	279,700,303	$4,886,735,027
Total increase or decrease	+	(18,901,597)	(690,070,411)	18,530,191	350,651,131
End of period		279,328,897	$4,547,315,747	298,230,494	$5,237,386,158
29
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$13.85	$14.68	$15.32	$12.69	$12.82
Income (loss) from investment operations:
Net investment income (loss)[1]	0.17	0.20	0.22	0.21	0.18
Net realized and unrealized gains (losses)	(1.53)	0.32	0.17	2.68	0.43
Total from investment operations	(1.36)	0.52	0.39	2.89	0.61
Less distributions:
Distributions from net investment income	(0.20)	(0.22)	(0.21)	(0.17)	(0.18)
Distributions from net realized gains	(0.32)	(1.13)	(0.82)	(0.09)	(0.56)
Total distributions	(0.52)	(1.35)	(1.03)	(0.26)	(0.74)
Net asset value at end of period	$11.97	$13.85	$14.68	$15.32	$12.69
Total return	(10.42%)	5.61%	2.40%	22.94%	5.37%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.25%	0.33% [2]	0.43%
Net operating expenses	N/A	N/A	N/A [3]	0.30% [2]	0.35%
Net investment income (loss)	1.43%	1.50%	1.42%	1.43%	1.50%
Portfolio turnover rate	28%	34%	30%	27%	30%
Net assets, end of period (x 1,000,000)	$1,394	$1,908	$1,782	$1,727	$1,361

1
Calculated based on the average shares outstanding during the period.
2
Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective May 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
30
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2020

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.3% of net assets

Automobiles & Components 1.7%
Tesla, Inc. *	12,646	0.4	4,907,154
Other Securities		1.3	18,466,985
		1.7	23,374,139

Banks 7.6%
First Horizon National Corp.	331,544	0.2	3,451,373
SVB Financial Group *	14,588	0.3	4,240,732
Synovus Financial Corp.	125,910	0.2	3,273,660
Other Securities		6.9	95,025,477
		7.6	105,991,242

Capital Goods 11.6%
Dycom Industries, Inc. *	54,141	0.3	3,515,917
EnerSys	45,743	0.2	3,275,199
Generac Holdings, Inc. *	16,829	0.3	3,536,614
MasTec, Inc. *	66,258	0.2	3,289,047
Rush Enterprises, Inc., Class A	94,465	0.2	3,385,626
Terex Corp.	160,777	0.3	3,969,584
Other Securities		10.1	140,698,737
		11.6	161,670,724

Commercial & Professional Services 5.2%
Copart, Inc. *	31,534	0.2	3,480,092
CoreLogic, Inc.	53,508	0.3	4,116,370
Other Securities		4.7	65,205,957
		5.2	72,802,419

Consumer Durables & Apparel 5.1%
Deckers Outdoor Corp. *	17,568	0.3	4,451,204
Fossil Group, Inc. *	597,356	0.2	3,410,903
Kontoor Brands, Inc. *	108,139	0.3	3,557,773
Tupperware Brands Corp. *	396,367	0.9	12,572,762
Vista Outdoor, Inc. *	181,182	0.3	3,581,968
Other Securities		3.1	43,559,165
		5.1	71,133,775

Consumer Services 5.3%
Brinker International, Inc.	90,248	0.3	3,929,398
Jack in the Box, Inc.	40,037	0.2	3,205,362
Penn National Gaming, Inc. *	73,512	0.3	3,968,178
Vail Resorts, Inc.	13,633	0.2	3,163,401
Other Securities		4.3	59,899,322
		5.3	74,165,661

Security	Number of Shares	% of Net Assets	Value ($)
Diversified Financials 4.5%
Eaton Vance Corp.	72,388	0.3	4,328,079
Janus Henderson Group plc	148,018	0.3	3,596,837
Waddell & Reed Financial, Inc., Class A	224,950	0.2	3,452,982
Other Securities		3.7	51,648,186
		4.5	63,026,084

Energy 3.8%
CNX Resources Corp. *	326,240	0.2	3,164,528
EQT Corp.	265,767	0.3	4,023,712
Range Resources Corp.	596,907	0.3	3,927,648
Renewable Energy Group, Inc. *	64,451	0.3	3,635,036
Other Securities		2.7	38,024,289
		3.8	52,775,213

Food & Staples Retailing 0.7%
Other Securities		0.7	9,866,070

Food, Beverage & Tobacco 2.5%
Other Securities		2.5	34,724,355

Health Care Equipment & Services 4.6%
Align Technology, Inc. *	10,055	0.3	4,284,234
Community Health Systems, Inc. *	570,463	0.3	3,559,689
Covetrus, Inc. *	192,650	0.3	4,756,529
West Pharmaceutical Services, Inc.	13,535	0.3	3,682,467
Other Securities		3.4	48,007,843
		4.6	64,290,762

Household & Personal Products 1.0%
Herbalife Nutrition Ltd. *	72,713	0.2	3,282,265
Other Securities		0.8	10,995,058
		1.0	14,277,323

Insurance 2.6%
Brown & Brown, Inc.	77,374	0.2	3,366,543
White Mountains Insurance Group Ltd.	3,530	0.2	3,206,405
Other Securities		2.2	29,568,135
		2.6	36,141,083

Materials 7.5%
Avient Corp.	102,068	0.2	3,171,253
Axalta Coating Systems Ltd. *	129,155	0.2	3,243,082

31
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Cleveland-Cliffs, Inc.	555,013	0.3	4,595,508
Trinseo S.A.	111,826	0.3	3,558,303
Worthington Industries, Inc.	65,702	0.2	3,233,195
Other Securities		6.3	86,445,968
		7.5	104,247,309

Media & Entertainment 3.2%
Other Securities		3.2	43,964,806

Pharmaceuticals, Biotechnology & Life Sciences 2.2%
PerkinElmer, Inc.	32,247	0.3	4,177,599
Other Securities		1.9	26,096,674
		2.2	30,274,273

Real Estate 9.1%
Uniti Group, Inc.	358,425	0.2	3,161,308
Other Securities		8.9	123,360,659
		9.1	126,521,967

Retailing 4.0%
Dillard’s, Inc., Class A (a)	85,398	0.3	3,819,853
Pool Corp.	10,741	0.3	3,757,524
Sonic Automotive, Inc., Class A	93,899	0.2	3,385,998
Other Securities		3.2	44,911,395
		4.0	55,874,770

Semiconductors & Semiconductor Equipment 2.5%
Cree, Inc. *	58,252	0.3	3,704,827
First Solar, Inc. *	62,903	0.4	5,475,392
Other Securities		1.8	25,662,796
		2.5	34,843,015

Software & Services 4.0%
Other Securities		4.0	56,021,182

Technology Hardware & Equipment 4.5%
Keysight Technologies, Inc. *	31,449	0.2	3,298,057
Other Securities		4.3	59,637,251
		4.5	62,935,308

Telecommunication Services 0.8%
Other Securities		0.8	10,687,493

Security	Number of Shares	% of Net Assets	Value ($)
Transportation 2.4%
Other Securities		2.4	33,353,105

Utilities 2.9%
Other Securities		2.9	40,452,448
Total Common Stock
(Cost $1,138,844,757)			1,383,414,526

Other Investment Companies 1.5% of net assets

Money Market Fund 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)	6,437,103	0.4	6,437,103

Securities Lending Collateral 1.1%
Wells Fargo Government Money Market Fund, Select Class 0.04% (c)	14,860,776	1.1	14,860,776
Total Other Investment Companies
(Cost $21,297,879)			21,297,879

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 2000 Index, e-mini, expires 12/18/20	113	8,682,920	(329,056)
The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $13,731,147.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

32
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$1,256,892,559	$—	$—	$1,256,892,559
Real Estate	126,521,967	—	— *	126,521,967
Other Investment Companies[1]	21,297,879	—	—	21,297,879
Liabilities
Futures Contracts[2]	(329,056)	—	—	(329,056)
Total	$1,404,383,349	$—	$—	$1,404,383,349
*	Level 3 amount shown includes securities determined to have no value at October 31, 2020.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
33
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in unaffiliated issuers, at value (cost $1,145,281,860) including securities on loan of $13,731,147		$1,389,851,629
Collateral invested for securities on loan, at value (cost $14,860,776)		14,860,776
Cash		1,529,948
Deposit with broker for futures contracts		949,000
Receivables:
Investments sold		8,514
Fund shares sold		3,765,426
Dividends		725,337
Income from securities on loan	+	284,533
Total assets		1,411,975,163
Liabilities
Collateral held for securities on loan		14,860,776
Payables:
Investments bought		212,957
Investment adviser fees		315,194
Fund shares redeemed		2,467,023
Variation margin on futures contracts	+	119,834
Total liabilities		17,975,784
Net Assets
Total assets		1,411,975,163
Total liabilities	–	17,975,784
Net assets		$1,393,999,379
Net Assets by Source
Capital received from investors		1,260,312,316
Total distributable earnings		133,687,063

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,393,999,379		116,504,720		$11.97

34
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends (net of foreign withholding tax of $44,288)		$24,735,805
Securities on loan, net	+	2,026,931
Total investment income		26,762,736
Expenses
Investment adviser fees		3,985,955
Total expenses	–	3,985,955
Net investment income		22,776,781
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(96,710,877)
Net realized losses on futures contracts	+	(317,509)
Net realized losses		(97,028,386)
Net change in unrealized appreciation (depreciation) on investments		(122,506,904)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(527,376)
Net change in unrealized appreciation (depreciation)	+	(123,034,280)
Net realized and unrealized losses		(220,062,666)
Decrease in net assets resulting from operations		($197,285,885)
35
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$22,776,781	$26,088,897
Net realized gains (losses)		(97,028,386)	28,592,321
Net change in unrealized appreciation (depreciation)	+	(123,034,280)	43,662,004
Increase (decrease) in net assets from operations		(197,285,885)	98,343,222
Distributions to Shareholders
Total distributions		($70,795,483)	($157,177,616)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		37,437,204	$412,136,335	41,667,076	$538,341,603
Shares reinvested		3,614,741	50,967,840	9,687,290	109,950,745
Shares redeemed	+	(62,280,936)	(708,695,318)	(34,964,711)	(463,377,091)
Net transactions in fund shares		(21,228,991)	($245,591,143)	16,389,655	$184,915,257
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		137,733,711	$1,907,671,890	121,344,056	$1,781,591,027
Total increase or decrease	+	(21,228,991)	(513,672,511)	16,389,655	126,080,863
End of period		116,504,720	$1,393,999,379	137,733,711	$1,907,671,890
36
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$8.98	$8.69	$9.55	$7.96	$8.19
Income (loss) from investment operations:
Net investment income (loss)[1]	0.21	0.30	0.29	0.25	0.24
Net realized and unrealized gains (losses)	(1.35)	0.27	(0.89)	1.59	(0.25)
Total from investment operations	(1.14)	0.57	(0.60)	1.84	(0.01)
Less distributions:
Distributions from net investment income	(0.33)	(0.28)	(0.26)	(0.25)	(0.22)
Net asset value at end of period	$7.51	$8.98	$8.69	$9.55	$7.96
Total return	(13.29%)	7.04%	(6.53%)	23.83%	0.07%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.25%	0.34% [2]	0.46%
Net operating expenses	N/A	N/A	N/A [3]	0.29% [2]	0.35%
Net investment income (loss)	2.60%	3.51%	3.10%	2.92%	3.20%
Portfolio turnover rate	14%	28%	13%	11%	18%
Net assets, end of period (x 1,000,000)	$966	$1,327	$1,349	$1,372	$971

1
Calculated based on the average shares outstanding during the period.
2
Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective May 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
37
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2020

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 98.1% of net assets

Australia 5.5%
Australia & New Zealand Banking Group Ltd.	289,719	0.4	3,844,754
BHP Group Ltd.	219,490	0.5	5,261,532
Commonwealth Bank of Australia	110,136	0.6	5,347,271
National Australia Bank Ltd.	272,171	0.4	3,560,807
Westpac Banking Corp.	359,588	0.5	4,551,255
Other Securities		3.1	30,903,828
		5.5	53,469,447

Austria 0.3%
Other Securities		0.3	2,464,945

Belgium 0.8%
Other Securities		0.8	7,335,367

Canada 6.6%
Royal Bank of Canada	65,544	0.5	4,583,111
The Toronto-Dominion Bank	83,352	0.4	3,677,423
Other Securities		5.7	55,520,865
		6.6	63,781,399

Denmark 1.1%
Other Securities		1.1	10,655,285

Finland 1.2%
Other Securities		1.2	11,268,013

France 8.3%
BNP Paribas S.A. *	120,888	0.4	4,215,941
Sanofi	57,396	0.5	5,182,477
TOTAL SE	305,721	1.0	9,262,340
Other Securities		6.4	61,722,176
		8.3	80,382,934

Germany 8.0%
Allianz SE	27,365	0.5	4,820,470
BASF SE	115,294	0.7	6,313,290
Bayerische Motoren Werke AG	62,942	0.4	4,301,376
Daimler AG	169,758	0.9	8,774,534
Deutsche Post AG	84,611	0.4	3,751,481
Deutsche Telekom AG	348,156	0.5	5,291,535
Security	Number of Shares	% of Net Assets	Value ($)
Siemens AG	50,791	0.6	5,958,599
Other Securities		4.0	38,242,223
		8.0	77,453,508

Hong Kong 1.8%
Other Securities		1.8	16,940,172

Ireland 0.1%
Other Securities		0.1	757,966

Israel 0.2%
Other Securities		0.2	2,073,539

Italy 2.8%
Enel S.p.A.	640,686	0.5	5,093,776
Eni S.p.A.	525,711	0.4	3,682,629
Fiat Chrysler Automobiles N.V. *	279,895	0.4	3,433,643
Other Securities		1.5	14,619,700
		2.8	26,829,748

Japan 25.4%
Hitachi Ltd.	131,700	0.5	4,438,856
Honda Motor Co., Ltd.	311,800	0.8	7,374,985
KDDI Corp.	142,700	0.4	3,860,747
Mitsubishi UFJ Financial Group, Inc.	1,098,934	0.4	4,331,893
SoftBank Group Corp.	117,700	0.8	7,666,245
Sony Corp.	40,700	0.4	3,393,013
Toyota Motor Corp.	227,518	1.5	14,935,848
Other Securities		20.6	199,857,885
		25.4	245,859,472

Netherlands 2.8%
Koninklijke Ahold Delhaize N.V.	132,062	0.4	3,620,581
Unilever N.V.	62,589	0.4	3,528,376
Other Securities		2.0	19,865,260
		2.8	27,014,217

New Zealand 0.1%
Other Securities		0.1	1,164,660

Norway 0.7%
Other Securities		0.7	6,661,102

Poland 0.3%
Other Securities		0.3	2,588,218

38
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Portugal 0.2%
Other Securities		0.2	1,970,612

Republic of Korea 7.1%
Hyundai Motor Co.	28,325	0.4	4,146,100
POSCO	20,387	0.4	3,763,525
Samsung Electronics Co., Ltd.	413,044	2.1	20,761,908
Other Securities		4.2	40,211,914
		7.1	68,883,447

Singapore 0.6%
Other Securities		0.6	6,161,924

Spain 2.7%
Banco Santander S.A. *	3,190,199	0.7	6,388,550
Iberdrola S.A.	347,588	0.4	4,104,172
Other Securities		1.6	15,699,283
		2.7	26,192,005

Sweden 2.2%
Other Securities		2.2	21,336,975

Switzerland 5.0%
Nestle S.A.	100,139	1.2	11,263,423
Novartis AG	66,307	0.5	5,166,812
Roche Holding AG	22,297	0.7	7,164,725
Other Securities		2.6	24,610,416
		5.0	48,205,376

United Kingdom 14.3%
AstraZeneca plc	34,827	0.4	3,496,821
BP plc	3,358,855	0.9	8,567,375
British American Tobacco plc	134,661	0.4	4,268,130
GlaxoSmithKline plc	238,005	0.4	3,974,321
Glencore plc *	3,115,697	0.7	6,285,094
HSBC Holdings plc *	1,673,045	0.7	7,011,050
National Grid plc	317,322	0.4	3,774,699
Rio Tinto plc	91,894	0.5	5,197,650
Royal Dutch Shell plc, A Shares	767,587	1.0	9,655,845
Royal Dutch Shell plc, B Shares	702,953	0.9	8,477,144
Vodafone Group plc	4,363,829	0.6	5,821,209
Other Securities		7.4	71,275,288
		14.3	137,804,626
Total Common Stock
(Cost $986,196,686)			947,254,957

Preferred Stock 1.2% of net assets

Germany 0.7%
Volkswagen AG	29,665	0.4	4,321,125
Other Securities		0.3	1,889,143
		0.7	6,210,268

Italy 0.1%
Other Securities		0.1	575,298

Security	Number of Shares	% of Net Assets	Value ($)
Republic of Korea 0.4%
Other Securities		0.4	4,232,320
Total Preferred Stock
(Cost $10,199,858)			11,017,886

Rights 0.0% of net assets

Republic of Korea 0.0%
Other Securities		0.0	81,171

United Kingdom 0.0%
Other Securities		0.0	245,105
Total Rights
(Cost $884,794)			326,276

Other Investment Company 0.5% of net assets

United States 0.5%
Securities Lending Collateral 0.5%
Wells Fargo Government Money Market Fund, Select Class 0.04% (c)	5,038,856	0.5	5,038,856
Total Other Investment Company
(Cost $5,038,856)			5,038,856
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.0% of net assets

Time Deposits 0.0%
Other Securities		0.0	223,991
Total Short-Term Investments
(Cost $223,991)			223,991

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI EAFE Index, expires 12/18/20	79	7,046,405	(87,751)
The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $4,398,913.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.
(e)	Rate is negative due to the current daily overnight rate at the central bank of the denominated currency and therefore is non-income producing.

39
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$550,335,991	$—	$550,335,991
Australia	—	53,468,809	638	53,469,447
Austria	231,679	2,233,266	—	2,464,945
Belgium	318,606	7,016,761	—	7,335,367
Canada	63,781,399	—	—	63,781,399
Denmark	681,518	9,973,767	—	10,655,285
Germany	1,463,245	75,990,263	—	77,453,508
Hong Kong	—	16,735,724	204,448	16,940,172
Netherlands	—	27,014,217	— *	27,014,217
United Kingdom	325,586	137,479,040	—	137,804,626
Preferred Stock[1]	—	11,017,886	—	11,017,886
Rights
Republic of Korea	—	—	81,171	81,171
United Kingdom	245,105	—	—	245,105
Other Investment Company[1]	5,038,856	—	—	5,038,856
Short-Term Investments[1]	—	223,991	—	223,991
Liabilities
Futures Contracts[2]	(87,751)	—	—	(87,751)
Total	$71,998,243	$891,489,715	$286,257	$963,774,215
*	Level 3 amount shown includes securities determined to have no value at October 31, 2020.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
40
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in unaffiliated issuers, at value (cost $997,505,329) including securities on loan of $4,398,913		$958,823,110
Collateral invested for securities on loan, at value (cost $5,038,856)		5,038,856
Foreign currency, at value (cost $47,156)		47,080
Deposit with broker for futures contracts		641,529
Receivables:
Investments sold		5,496,847
Dividends		2,886,184
Foreign tax reclaims		1,850,025
Fund shares sold		1,221,510
Income from securities on loan	+	18,191
Total assets		976,023,332
Liabilities
Collateral held for securities on loan		5,038,856
Payables:
Investments bought		90,615
Investment adviser fees		222,531
Due to custodian		3,743,911
Fund shares redeemed		855,534
Variation margin on futures contracts	+	41,224
Total liabilities		9,992,671
Net Assets
Total assets		976,023,332
Total liabilities	–	9,992,671
Net assets		$966,030,661
Net Assets by Source
Capital received from investors		1,137,935,745
Total distributable loss		(171,905,084)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$966,030,661		128,710,685		$7.51

41
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends (net of foreign withholding tax of $3,675,424)		$30,015,531
Income from non-cash dividends		1,793,557
Interest		4,392
Securities on loan, net	+	350,143
Total investment income		32,163,623
Expenses
Investment adviser fees		2,824,242
Professional fees	+	14,535*
Total expenses		2,838,777
Expense reduction by CSIM	–	14,535*
Net expenses	–	2,824,242
Net investment income		29,339,381
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(56,016,612)
Net realized losses on futures contracts		(1,172,106)
Net realized losses on foreign currency transactions	+	(151,603)
Net realized losses		(57,340,321)
Net change in unrealized appreciation (depreciation) on investments		(138,652,592)
Net change in unrealized appreciation (depreciation) on futures contracts		(185,994)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	108,774
Net change in unrealized appreciation (depreciation)	+	(138,729,812)
Net realized and unrealized losses		(196,070,133)
Decrease in net assets resulting from operations		($166,730,752)
*	Professional fees associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2(d) and 4 for additional information.
42
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$29,339,381	$47,477,521
Net realized losses		(57,340,321)	(74,180,947)
Net change in unrealized appreciation (depreciation)	+	(138,729,812)	115,623,816
Increase (decrease) in net assets from operations		(166,730,752)	88,920,390
Distributions to Shareholders
Total distributions		($48,541,581)	($43,980,238)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		46,294,520	$338,877,413	48,492,601	$406,679,894
Shares reinvested		2,997,596	27,038,314	3,195,805	24,767,484
Shares redeemed	+	(68,317,340)	(511,865,550)	(59,146,394)	(498,217,108)
Net transactions in fund shares		(19,025,224)	($145,949,823)	(7,457,988)	($66,769,730)
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		147,735,909	$1,327,252,817	155,193,897	$1,349,082,395
Total decrease	+	(19,025,224)	(361,222,156)	(7,457,988)	(21,829,578)
End of period		128,710,685	$966,030,661	147,735,909	$1,327,252,817
43
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$12.57	$12.67	$14.58	$11.93	$11.25
Income (loss) from investment operations:
Net investment income (loss)[1]	0.22	0.29	0.33	0.27	0.25
Net realized and unrealized gains (losses)	(0.97)	0.25	(1.70)	2.67	0.66
Total from investment operations	(0.75)	0.54	(1.37)	2.94	0.91
Less distributions:
Distributions from net investment income	(0.36)	(0.30)	(0.34)	(0.29)	(0.23)
Distributions from net realized gains	—	(0.34)	(0.20)	—	—
Total distributions	(0.36)	(0.64)	(0.54)	(0.29)	(0.23)
Net asset value at end of period	$11.46	$12.57	$12.67	$14.58	$11.93
Total return	(6.28%)	5.13%	(9.79%)	25.23%	8.29%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.39%	0.39%	0.48% [2]	0.68%
Net operating expenses	N/A	N/A	N/A [3]	0.43% [2]	0.49%
Net investment income (loss)	1.89%	2.44%	2.30%	2.04%	2.24%
Portfolio turnover rate	25%	38%	26%	21%	40%
Net assets, end of period (x 1,000,000)	$577	$775	$763	$749	$476

1
Calculated based on the average shares outstanding during the period.
2
Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective May 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
44
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2020

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.1% of net assets

Australia 5.7%
James Hardie Industries plc	36,789	0.2	893,232
JB Hi-Fi Ltd.	27,980	0.2	934,965
Other Securities		5.3	31,320,680
		5.7	33,148,877

Austria 0.5%
Other Securities		0.5	3,111,343

Belgium 1.1%
Other Securities		1.1	6,242,515

Canada 7.4%
Tourmaline Oil Corp.	68,677	0.2	889,713
Wheaton Precious Metals Corp.	19,389	0.2	889,772
Other Securities		7.0	41,180,310
		7.4	42,959,795

Denmark 1.5%
Other Securities		1.5	8,563,284

Finland 1.1%
Huhtamaki Oyj	18,245	0.2	891,223
Other Securities		0.9	5,668,103
		1.1	6,559,326

France 3.8%
Iliad S.A.	5,176	0.2	1,000,685
SEB S.A.	5,162	0.1	838,894
UbiSoft Entertainment S.A. *	10,281	0.2	908,156
Worldline S.A. *	11,848	0.2	877,539
Other Securities		3.1	17,988,363
		3.8	21,613,637

Germany 3.9%
Kloeckner & Co. SE *	153,376	0.1	861,970
Other Securities		3.8	21,588,433
		3.9	22,450,403

Greece 0.0%
Other Securities		0.0	—

Security	Number of Shares	% of Net Assets	Value ($)
Hong Kong 4.1%
First Pacific Co., Ltd.	3,262,000	0.2	1,013,397
Xinyi Glass Holdings Ltd.	410,000	0.2	900,375
Other Securities		3.7	21,698,306
		4.1	23,612,078

Ireland 0.4%
Kingspan Group plc *	12,386	0.2	1,079,738
Other Securities		0.2	1,403,993
		0.4	2,483,731

Israel 1.0%
Other Securities		1.0	5,501,108

Italy 2.2%
Other Securities		2.2	12,955,670

Japan 34.4%
Azbil Corp.	25,900	0.2	1,051,107
Daifuku Co., Ltd.	9,300	0.2	958,995
Ibiden Co., Ltd.	29,700	0.2	1,210,972
Iwatani Corp.	24,000	0.2	1,088,941
Japan Exchange Group, Inc.	41,400	0.2	1,010,707
Kawasaki Kisen Kaisha Ltd. *	70,900	0.2	866,395
Kurita Water Industries Ltd.	28,500	0.1	847,981
Morinaga Milk Industry Co., Ltd.	18,500	0.2	891,935
Nabtesco Corp.	23,900	0.2	892,862
Nexon Co., Ltd.	31,322	0.2	872,972
Nippon Paint Holdings Co., Ltd.	11,200	0.2	1,008,896
Nissan Chemical Corp.	17,200	0.2	912,815
Nissin Foods Holdings Co., Ltd.	10,400	0.2	900,530
Nomura Research Institute Ltd.	29,880	0.2	880,787
Rinnai Corp.	9,100	0.2	896,682
Sanwa Holdings Corp.	74,700	0.1	852,095
Shimachu Co., Ltd.	18,500	0.2	977,857
Sundrug Co., Ltd.	22,900	0.1	850,318
Taiyo Yuden Co., Ltd.	27,800	0.2	1,028,236
Other Securities		30.9	180,551,125
		34.4	198,552,208

Luxembourg 0.0%
Other Securities		0.0	—

45
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Netherlands 1.6%
PostNL N.V. *	257,025	0.1	852,481
Other Securities		1.5	8,116,014
		1.6	8,968,495

New Zealand 1.0%
Other Securities		1.0	5,764,362

Norway 1.4%
Other Securities		1.4	7,778,982

Poland 0.9%
Tauron Polska Energia S.A. *	2,046,340	0.2	899,383
Other Securities		0.7	4,380,872
		0.9	5,280,255

Portugal 0.3%
Other Securities		0.3	1,889,407

Republic of Korea 7.0%
Doosan Infracore Co., Ltd. *	124,413	0.2	920,521
GS Engineering & Construction Corp.	35,764	0.1	848,583
Hyundai Wia Corp.	23,565	0.2	875,088
Kumho Petrochemical Co., Ltd.	8,672	0.2	1,025,794
LG Innotek Co., Ltd.	6,312	0.1	855,696
LS Corp.	21,998	0.2	1,007,717
Other Securities		6.0	34,630,640
		7.0	40,164,039

Singapore 1.5%
Venture Corp., Ltd.	66,500	0.2	937,435
Other Securities		1.3	7,649,416
		1.5	8,586,851

Spain 1.3%
Other Securities		1.3	7,504,744

Sweden 3.9%
BillerudKorsnas AB	60,629	0.2	947,090
Kinnevik AB, B Shares	29,562	0.2	1,210,532
Svenska Cellulosa AB, S.C.A., B Shares *	73,856	0.2	999,014
Other Securities		3.3	19,099,414
		3.9	22,256,050

Switzerland 3.4%
Logitech International S.A.	13,628	0.2	1,146,471
Sunrise Communications Group AG *	8,238	0.2	991,142
Other Securities		3.0	17,712,270
		3.4	19,849,883

United Kingdom 9.7%
B&M European Value Retail S.A.	140,792	0.2	883,598
Howden Joinery Group plc *	102,625	0.1	847,256
Security	Number of Shares	% of Net Assets	Value ($)
William Hill plc *	388,374	0.2	1,379,301
Other Securities		9.2	53,106,804
		9.7	56,216,959
Total Common Stock
(Cost $519,972,497)			572,014,002

Preferred Stock 0.4% of net assets

Germany 0.4%
Other Securities		0.4	2,027,466
Total Preferred Stock
(Cost $1,579,320)			2,027,466

Rights 0.0% of net assets

Italy 0.0%
Other Securities		0.0	—

Singapore 0.0%
Other Securities		0.0	—
Total Rights
(Cost $—)			—

Other Investment Company 1.5% of net assets

United States 1.5%
Securities Lending Collateral 1.5%
Wells Fargo Government Money Market Fund, Select Class 0.04% (c)	8,614,376	1.5	8,614,376
Total Other Investment Company
(Cost $8,614,376)			8,614,376
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.1% of net assets

Time Deposits 0.1%
Other Securities		0.1	696,509
Total Short-Term Investments
(Cost $696,509)			696,509

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI EAFE Index, expires 12/18/20	27	2,408,265	(138,487)

46
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $7,928,976.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.
(e)	Rate is negative due to the current daily overnight rate at the central bank of the denominated currency and therefore is non-income producing.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust

47
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$28,372,710	$—	$28,372,710
Australia	163,533	32,388,927	596,417 *	33,148,877
Austria	246,461	2,864,882	—	3,111,343
Canada	42,959,795	—	—	42,959,795
Denmark	1,370,110	7,193,174	—	8,563,284
Finland	723,633	5,835,693	—	6,559,326
France	1,946,878	19,666,759	—	21,613,637
Germany	4,497,971	17,952,432	—	22,450,403
Greece	—	—	— *	—
Hong Kong	339,078	23,273,000	— *	23,612,078
Ireland	1,079,738	1,403,993	—	2,483,731
Israel	130,450	5,370,658	—	5,501,108
Italy	218,945	12,734,269	2,456 *	12,955,670
Japan	552,175	198,000,033	—	198,552,208
Luxembourg	—	—	— *	—
Netherlands	1,122,951	7,845,544	—	8,968,495
Poland	391,505	4,888,750	—	5,280,255
Portugal	—	1,889,407	— *	1,889,407
Republic of Korea	117,308	40,046,731	—	40,164,039
Spain	1,631,438	5,515,142	358,164 *	7,504,744
Sweden	1,693,801	20,562,249	—	22,256,050
Switzerland	33,840	19,816,043	—	19,849,883
United Kingdom	6,149,295	50,039,882	27,782 *	56,216,959
Preferred Stock[1]	—	2,027,466	—	2,027,466
Rights [1]
Italy	—	—	— *	—
Singapore	—	—	— *	—
Other Investment Company[1]	8,614,376	—	—	8,614,376
Short-Term Investments[1]	—	696,509	—	696,509
Liabilities
Futures Contracts[2]	(138,487)	—	—	(138,487)
Total	$73,844,794	$508,384,253	$984,819	$583,213,866
*	Level 3 amount shown includes securities determined to have no value at October 31, 2020.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
48
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in unaffiliated issuers, at value (cost $522,248,326) including securities on loan of $7,928,976		$574,737,977
Collateral invested for securities on loan, at value (cost $8,614,376)		8,614,376
Foreign currency, at value (cost $79,160)		77,977
Deposit with broker for futures contracts		448,800
Receivables:
Investments sold		20,255
Dividends		1,464,427
Fund shares sold		748,304
Foreign tax reclaims		647,885
Income from securities on loan	+	48,722
Total assets		586,808,723
Liabilities
Collateral held for securities on loan		8,614,376
Payables:
Investments bought		447,460
Investment adviser fees		206,519
Fund shares redeemed		300,052
Due to custodian		276,890
Variation margin on futures contracts	+	15,004
Total liabilities		9,860,301
Net Assets
Total assets		586,808,723
Total liabilities	–	9,860,301
Net assets		$576,948,422
Net Assets by Source
Capital received from investors		591,764,529
Total distributable loss		(14,816,107)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$576,948,422		50,333,475		$11.46

49
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends (net of foreign withholding tax of $1,771,589)		$13,258,840
Income from non-cash dividends		987,855
Interest		2,232
Securities on loan, net	+	654,673
Total investment income		14,903,600
Expenses
Investment adviser fees		2,560,565
Total expenses	–	2,560,565
Net investment income		12,343,035
Realized and Unrealized Gains (Losses)
Net realized losses on investments (net of foreign capital gain tax paid of $8,348)		(47,413,575)
Net realized losses on futures contracts		(1,039,983)
Net realized losses on foreign currency transactions	+	(62,055)
Net realized losses		(48,515,613)
Net change in unrealized appreciation (depreciation) on investments		(12,923,888)
Net change in unrealized appreciation (depreciation) on futures contracts		(160,742)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	32,975
Net change in unrealized appreciation (depreciation)	+	(13,051,655)
Net realized and unrealized losses		(61,567,268)
Decrease in net assets resulting from operations		($49,224,233)
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Schwab Fundamental International Small Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$12,343,035	$18,989,748
Net realized losses		(48,515,613)	(12,664,287)
Net change in unrealized appreciation (depreciation)	+	(13,051,655)	31,326,114
Increase (decrease) in net assets from operations		(49,224,233)	37,651,575
Distributions to Shareholders
Total distributions		($21,815,081)	($40,145,201)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		18,584,362	$193,918,636	21,189,779	$254,698,550
Shares reinvested		1,327,830	17,115,730	2,920,765	31,485,839
Shares redeemed	+	(31,234,955)	(338,304,616)	(22,650,454)	(271,063,058)
Net transactions in fund shares		(11,322,763)	($127,270,250)	1,460,090	$15,121,331
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		61,656,238	$775,257,986	60,196,148	$762,630,281
Total increase or decrease	+	(11,322,763)	(198,309,564)	1,460,090	12,627,705
End of period		50,333,475	$576,948,422	61,656,238	$775,257,986
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Schwab Fundamental Emerging Markets Large Company Index Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$9.25	$8.60	$9.38	$7.86	$6.67
Income (loss) from investment operations:
Net investment income (loss)[1]	0.27	0.35	0.27	0.22	0.16
Net realized and unrealized gains (losses)	(1.65)	0.54	(0.83)	1.47	1.22
Total from investment operations	(1.38)	0.89	(0.56)	1.69	1.38
Less distributions:
Distributions from net investment income	(0.36)	(0.24)	(0.22)	(0.17)	(0.19)
Net asset value at end of period	$7.51	$9.25	$8.60	$9.38	$7.86
Total return	(15.68%)	10.73%	(6.09%)	21.96%	21.64%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.39%	0.39%	0.57% [2]	0.88%
Net operating expenses	N/A	N/A	N/A [3]	0.43% [2]	0.49%
Net investment income (loss)	3.32%	3.93%	2.92%	2.62%	2.41%
Portfolio turnover rate	32%	38%	19%	18%	20%
Net assets, end of period (x 1,000,000)	$550	$671	$548	$554	$336

1
Calculated based on the average shares outstanding during the period.
2
Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
3
Effective May 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
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Schwab Fundamental Emerging Markets Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2020

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund’s N-CSR(S), is also available on the U.S. Securities and Exchange Commission (SEC)’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 94.9% of net assets

Brazil 5.0%
Petroleo Brasileiro S.A.	860,558	0.5	2,849,555
Vale S.A.	763,797	1.5	8,060,006
Other Securities		3.0	16,466,995
		5.0	27,376,556

Chile 0.9%
Other Securities		0.9	4,973,798

China 30.5%
Agricultural Bank of China Ltd., H Shares	8,380,600	0.5	2,851,217
Alibaba Group Holding Ltd. ADR *	25,767	1.4	7,850,947
Baidu, Inc. ADR *	22,800	0.6	3,033,540
Bank of China Ltd., H Shares	24,342,234	1.4	7,688,764
China Construction Bank Corp., H Shares	26,762,960	3.4	18,442,705
China Merchants Bank Co., Ltd., H Shares	539,150	0.5	2,808,396
China Mobile Ltd.	1,816,555	2.0	11,111,030
China Petroleum & Chemical Corp., H Shares	22,614,400	1.6	8,830,266
China Telecom Corp., Ltd., H Shares	8,454,000	0.5	2,653,789
CNOOC Ltd.	5,088,075	0.8	4,655,363
Industrial & Commercial Bank of China Ltd., H Shares	19,248,172	2.0	10,930,345
JD.com, Inc. ADR *	30,953	0.5	2,523,289
PetroChina Co., Ltd., H Shares	12,722,000	0.6	3,572,812
Ping An Insurance Group Co. of China Ltd., H Shares	445,000	0.8	4,601,155
Tencent Holdings Ltd.	120,900	1.7	9,237,438
Other Securities		12.2	67,055,568
		30.5	167,846,624

Colombia 0.2%
Other Securities		0.2	1,109,945

Czech Republic 0.2%
Other Securities		0.2	955,034

Egypt 0.1%
Other Securities		0.1	558,059

Greece 0.4%
Other Securities		0.4	1,941,194

Security	Number of Shares	% of Net Assets	Value ($)
Hungary 0.4%
Other Securities		0.4	2,086,233

India 8.3%
Infosys Ltd.	439,668	1.1	6,299,186
Reliance Industries Ltd.	247,245	1.2	6,854,809
Tata Consultancy Services Ltd.	81,113	0.5	2,923,349
Other Securities		5.5	29,814,613
		8.3	45,891,957

Indonesia 1.2%
Other Securities		1.2	6,739,369

Kuwait 0.6%
Other Securities		0.6	3,284,351

Malaysia 1.6%
Tenaga Nasional Berhad	1,002,900	0.4	2,302,050
Other Securities		1.2	6,416,092
		1.6	8,718,142

Mexico 4.0%
America Movil S.A.B. de C.V., Series L	8,485,619	0.9	5,164,620
Cemex S.A.B. de C.V., Series CPO	8,672,656	0.7	3,581,664
Grupo Financiero Banorte S.A.B. de C.V., Class O *	548,100	0.4	2,441,857
Other Securities		2.0	10,801,202
		4.0	21,989,343

Philippines 0.3%
Other Securities		0.3	1,817,518

Qatar 0.5%
Other Securities		0.5	2,709,967

Russia 8.3%
Gazprom PJSC - USD	5,915,930	2.1	11,542,370
Lukoil PJSC	206,866	1.9	10,532,899
Magnit PJSC	43,263	0.5	2,570,389
Rosneft Oil Co. PJSC	578,190	0.5	2,555,298
Sberbank of Russia PJSC	1,859,090	0.9	4,704,371
Other Securities		2.4	13,527,244
		8.3	45,432,571

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Schwab Fundamental Emerging Markets Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Saudi Arabia 2.1%
Saudi Basic Industries Corp.	179,181	0.8	4,297,631
Other Securities		1.3	7,543,529
		2.1	11,841,160

South Africa 5.0%
MTN Group Ltd.	1,218,243	0.8	4,349,749
Sasol Ltd. *	570,371	0.5	2,978,605
Standard Bank Group Ltd.	393,612	0.5	2,573,786
Other Securities		3.2	17,658,745
		5.0	27,560,885

Taiwan 20.5%
Asustek Computer, Inc.	356,041	0.5	3,024,963
AU Optronics Corp. *	9,017,800	0.7	3,642,137
China Steel Corp.	3,239,198	0.4	2,301,003
Compal Electronics, Inc.	3,624,305	0.4	2,361,229
Hon Hai Precision Industry Co., Ltd.	6,071,572	3.0	16,466,894
Innolux Corp. *	11,618,357	0.7	4,032,599
MediaTek, Inc.	160,338	0.7	3,811,276
Nan Ya Plastics Corp.	1,153,622	0.4	2,369,699
Pegatron Corp.	1,372,264	0.5	2,957,267
Taiwan Semiconductor Manufacturing Co., Ltd.	1,787,803	4.9	27,048,876
United Microelectronics Corp.	3,521,965	0.7	3,785,234
Other Securities		7.6	40,914,606
		20.5	112,715,783

Thailand 2.8%
PTT PCL NVDR	5,067,670	0.9	5,036,237
The Siam Cement PCL NVDR	221,700	0.4	2,402,271
Other Securities		1.5	7,738,231
		2.8	15,176,739

Turkey 1.3%
Other Securities		1.3	7,286,922

United Arab Emirates 0.7%
Other Securities		0.7	3,876,481
Total Common Stock
(Cost $526,484,143)			521,888,631

Preferred Stock 4.7% of net assets

Brazil 3.5%
Banco Bradesco S.A.	1,181,833	0.8	4,152,311
Itau Unibanco Holding S.A.	1,493,479	1.1	6,111,397
Petroleo Brasileiro S.A.	1,294,254	0.8	4,272,113
Other Securities		0.8	4,690,827
		3.5	19,226,648

Security	Number of Shares	% of Net Assets	Value ($)
Colombia 0.1%
Other Securities		0.1	803,635

Russia 1.1%
Transneft PJSC	2,870	0.9	4,772,270
Other Securities		0.2	1,391,943
		1.1	6,164,213
Total Preferred Stock
(Cost $30,267,023)			26,194,496

Other Investment Company 0.1% of net assets

United States 0.1%
Securities Lending Collateral 0.1%
Other Securities		0.1	420,000
Total Other Investment Company
(Cost $420,000)			420,000
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.0% of net assets

Time Deposits 0.0%
Other Securities		0.0	91,937
Total Short-Term Investments
(Cost $91,937)			91,937

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI Emerging Markets Index, expires 12/18/20	28	1,542,660	(32,981)
The following footnotes may not be applicable to the Condensed Portfolio Holdings. Please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $398,843.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.
(e)	Rate is negative due to the current daily overnight rate at the central bank of the denominated currency and therefore is non-income producing.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt

54
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2020 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$216,914,029	$—	$216,914,029
Brazil	27,376,556	—	—	27,376,556
China	15,945,374	151,901,250	—	167,846,624
Colombia	1,109,945	—	—	1,109,945
Mexico	21,989,343	—	—	21,989,343
Philippines	—	—	1,817,518	1,817,518
Russia	41,738,662	3,693,909	—	45,432,571
Saudi Arabia	1,543,404	10,297,756	—	11,841,160
South Africa	2,528,646	25,032,239	—	27,560,885
Preferred Stock
Brazil	19,226,648	—	—	19,226,648
Colombia	803,635	—	—	803,635
Russia	5,995,089	169,124	—	6,164,213
Other Investment Company[1]	420,000	—	—	420,000
Short-Term Investments[1]	—	91,937	—	91,937
Liabilities
Futures Contracts[2]	(32,981)	—	—	(32,981)
Total	$138,644,321	$408,100,244	$1,817,518	$548,562,083
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in unaffiliated issuers, at value (cost $556,843,103) including securities on loan of $398,843		$548,175,064
Collateral invested for securities on loan, at value (cost $420,000)		420,000
Foreign currency, at value (cost $256,009)		255,387
Deposit with broker for futures contracts		157,410
Receivables:
Fund shares sold		1,236,280
Dividends		1,180,268
Income from securities on loan		3,434
Foreign tax reclaims	+	838
Total assets		551,428,681
Liabilities
Collateral held for securities on loan		420,000
Payables:
Investment adviser fees		193,265
Fund shares redeemed		352,624
Foreign capital gains tax		311,084
Variation margin on futures contracts	+	17,528
Total liabilities		1,294,501
Net Assets
Total assets		551,428,681
Total liabilities	–	1,294,501
Net assets		$550,134,180
Net Assets by Source
Capital received from investors		662,911,120
Total distributable loss		(112,776,940)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$550,134,180		73,301,021		$7.51

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Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends (net of foreign withholding tax of $3,088,410)		$21,908,994
Interest		5,834
Securities on loan, net	+	8,814
Total investment income		21,923,642
Expenses
Investment adviser fees		2,312,739
Total expenses	–	2,312,739
Net investment income		19,610,903
Realized and Unrealized Gains (Losses)
Net realized losses on investments (net of foreign capital gain tax paid of $12,630)		(41,079,144)
Net realized losses on futures contracts		(654,564)
Net realized losses on foreign currency transactions	+	(286,349)
Net realized losses		(42,020,057)
Net change in unrealized appreciation (depreciation) on investments (net of change in foreign capital gains tax of ($58,772))		(85,963,236)
Net change in unrealized appreciation (depreciation) on futures contracts		(47,086)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(24,982)
Net change in unrealized appreciation (depreciation)	+	(86,035,304)
Net realized and unrealized losses		(128,055,361)
Decrease in net assets resulting from operations		($108,444,458)
57
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$19,610,903	$24,384,488
Net realized gains (losses)		(42,020,057)	6,327,116
Net change in unrealized appreciation (depreciation)	+	(86,035,304)	31,350,637
Increase (decrease) in net assets from operations		(108,444,458)	62,062,241
Distributions to Shareholders
Total distributions		($26,542,518)	($15,972,543)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		36,046,335	$278,152,407	25,021,407	$219,417,177
Shares reinvested		2,049,543	19,245,216	1,405,982	11,419,761
Shares redeemed	+	(37,357,533)	(283,186,415)	(17,582,733)	(154,001,819)
Net transactions in fund shares		738,345	$14,211,208	8,844,656	$76,835,119
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		72,562,676	$670,909,948	63,718,020	$547,985,131
Total increase or decrease	+	738,345	(120,775,768)	8,844,656	122,924,817
End of period		73,301,021	$550,134,180	72,562,676	$670,909,948
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Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental Index Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Fundamental US Large Company Index Fund	Schwab Target 2010 Fund
Schwab Fundamental US Small Company Index Fund	Schwab Target 2015 Fund
Schwab Fundamental International Large Company Index Fund	Schwab Target 2020 Fund
Schwab Fundamental International Small Company Index Fund	Schwab Target 2025 Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab Target 2030 Fund
Schwab Fundamental Global Real Estate Index Fund	Schwab Target 2035 Fund
Schwab S&P 500 Index Fund	Schwab Target 2040 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2045 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2050 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2055 Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Target 2060 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2010 Index Fund
Schwab International Index Fund®	Schwab Target 2015 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2020 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2025 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2030 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2035 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2040 Index Fund
Schwab Balanced Fund	Schwab Target 2045 Index Fund
Schwab Core Equity Fund	Schwab Target 2050 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2055 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2060 Index Fund
Schwab Small-Cap Equity Fund	Schwab Monthly Income Fund - Moderate Payout
Schwab Hedged Equity Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Health Care Fund	Schwab Monthly Income Fund - Maximum Payout
Schwab International Core Equity Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC and available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
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Schwab Fundamental Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Underlying funds: Mutual funds are valued at their respective NAVs.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates fair value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2020 are disclosed in the Condensed Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their fair value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) or any affiliate of CSIM.
As of October 31, 2020, the funds had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2020, if any, are disclosed in each fund’s Condensed Portfolio Holdings and Statement of Assets and Liabilities.
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances, however, interest rates may be negative due to overnight rates at the central bank of the denominated currency. Excess cash invested with deposit institutions domiciled outside of
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the date the ex-dividend date is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
The Schwab Fundamental International Large Company Index Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. For additional details see Affiliates and Affiliated Transactions in financial note 4, Other Affiliated Transactions.
(e) Expenses:
Pursuant to an Amended and Restated Investment Advisory and Administration Agreement (Advisory Agreement) between CSIM and the trust, CSIM pays the operating expenses of each fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes accrued as of October 31, 2020, if any, are reflected in each fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Tracking Error Risk. As an index fund, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Investment Style Risk. The funds are index funds. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, the fund’s performance may be below that of its respective index. Market disruptions could cause delays in an index’s rebalancing schedule which may result in the index and, in turn, a fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
Sampling Index Tracking Risk. To the extent a fund uses a sampling method, the fund may not fully replicate its respective index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
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Financial Notes (continued)

3. Risk Factors (continued):
Concentration Risk. To the extent that a fund’s or its respective index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
ETF Risk. Certain funds may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When a fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio securities.
Derivatives Risk. Each fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere. A fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested.
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Financial Notes (continued)

3. Risk Factors (continued):
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Advisory Agreement between CSIM and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
0.25%	0.25%	0.25%	0.39%	0.39%
CSIM has a licensing agreement with the Frank Russell Company to use certain Russell indices and trademarks in connection with the offering and operation of certain registered investment companies. The funds have entered into a sub-license agreement with CSIM pursuant to which CSIM has agreed to sub-license certain Russell indices and trademarks to the funds. CSIM pays all applicable licensing fees.
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of October 31, 2020, as applicable:
	Underlying Funds
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack All Equity Portfolio	1.8%	2.1%	3.9%	5.4%	5.8%
Schwab MarketTrack Balanced Portfolio	1.0%	1.0%	1.6%	2.3%	2.3%
Schwab MarketTrack Conservative Portfolio	0.4%	0.3%	0.6%	0.8%	0.8%
Schwab MarketTrack Growth Portfolio	2.0%	2.1%	3.1%	4.3%	4.5%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. The investment adviser agreed to pay these professional fees, which are subject to reimbursement by the Schwab Fundamental International Large Company Index Fund to the extent the fund is able to successfully recover taxes withheld in the future.
The professional fees incurred by the Schwab Fundamental International Large Company Index Fund were $14,535 and the fund made no reimbursement to the investment adviser during the period ended October 31, 2020.
As of October 31, 2020, the balance of professional fees related to foreign withholding tax subject to future reimbursement by the fund to the investment adviser was $70,540 for the Fundamental International Large Company Index Fund.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
Interfund Transactions
The funds may engage in transactions with certain other funds in the Fund Complex when permitted by applicable law. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2020, each fund’s total aggregate security transactions with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab Fundamental US Large Company Index Fund	$479,171,365	$90,605,314
Schwab Fundamental US Small Company Index Fund	239,052,620	13,047,109
Schwab Fundamental International Large Company Index Fund	39,343,962	(1,898,975)
Schwab Fundamental International Small Company Index Fund	41,468,926	1,736,784
Schwab Fundamental Emerging Markets Large Company Index Fund	14,986,843	54,633

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The funds do not pay any interested or non-interested (independent trustees) trustees. The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 1, 2020. On October 1, 2020, the Syndicated Credit Facility was amended to run for a new 364 day period with a line of credit of $850 million, maturing on September 30, 2021. Under the terms of the Syndicated Credit Facility, in addition to CSIM paying the interest charged on any borrowings by a fund, CSIM paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on November 29, 2019. On November 29, 2019, the Uncommitted Credit Facility was amended to run for a new 364 day period, which was scheduled to mature on November 27, 2020. However, on October 1, 2020, the Uncommitted Credit Facility was amended to run for a new 364 day period with a line of credit of $400 million, maturing on September 30, 2021. Under the terms of the Uncommitted Credit Facility, CSIM pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is paid by CSIM. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
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Financial Notes (continued)

7. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at October 31, 2020 are presented on the Condensed Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations, if any. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2020, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Notional Amounts	Number of Contracts
Schwab Fundamental US Large Company Index Fund	$19,598,327	128
Schwab Fundamental US Small Company Index Fund	7,570,890	101
Schwab Fundamental International Large Company Index Fund	6,563,722	73
Schwab Fundamental International Small Company Index Fund	4,271,225	48
Schwab Fundamental Emerging Markets Large Company Index Fund	2,881,382	57

8. Purchases and Sales of Investment Securities:
For the period ended October 31, 2020, purchases and sales of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales of Securities
Schwab Fundamental US Large Company Index Fund	$634,253,255	$1,039,392,492
Schwab Fundamental US Small Company Index Fund	445,713,163	703,594,013
Schwab Fundamental International Large Company Index Fund	160,159,418	328,116,477
Schwab Fundamental International Small Company Index Fund	162,936,026	298,674,174
Schwab Fundamental Emerging Markets Large Company Index Fund	194,117,140	188,516,195

9. Federal Income Taxes:
As of October 31, 2020, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Tax cost	$3,238,767,758	$1,255,407,137	$1,103,931,279	$580,272,049	$605,904,289
Gross unrealized appreciation	$1,844,305,527	$412,388,278	$160,617,463	$137,598,410	$90,496,710
Gross unrealized depreciation	(534,091,515)	(263,412,066)	(300,774,527)	(134,656,593)	(147,838,916)
Net unrealized appreciation (depreciation)	$1,310,214,012	$148,976,212	($140,157,064)	$2,941,817	($57,342,206)
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Financial Notes (continued)

9. Federal Income Taxes (continued):
As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Undistributed ordinary income	$99,511,360	$15,501,168	$23,922,591	$11,476,893	$16,742,726
Undistributed long-term capital gains	186,863,054	—	—	—	—
Net unrealized appreciation (depreciation) on investments	1,310,214,012	148,976,212	(140,157,064)	2,941,817	(57,342,206)
Net other unrealized appreciation (depreciation)	—	—	128,962	39,651	(342,002)
Total	$1,596,588,426	$164,477,380	($116,105,511)	$14,458,361	($40,941,482)
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on futures contracts and the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies (PFIC) and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2020, the funds had capital loss carryforwards available to offset future net capital gains as follows:
Expiration Date	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
No expiration	$—	$30,790,317	$55,799,573	$29,274,468	$71,835,458
Total	$—	$30,790,317	$55,799,573	$29,274,468	$71,835,458
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Current fiscal year end distributions
Ordinary income	$135,286,528	$27,292,972	$48,541,581	$21,815,081	$26,542,518
Long-term capital gains	145,433,758	43,502,511	—	—	—
Prior fiscal year end distributions
Ordinary income	$115,941,650	$49,180,336	$43,980,238	$18,761,883	$15,972,543
Long-term capital gains	268,964,966	107,997,280	—	21,383,318	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
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Financial Notes (continued)

9. Federal Income Taxes (continued):
As of October 31, 2020, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2020, the funds did not incur any interest or penalties.

10. Independent Registered Public Accounting Firm:
On June 8, 2020, the Audit, Compliance and Valuation Committee of the Board approved, and on June 9, 2020, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Schwab Funds Complex for fiscal periods ending after June 8, 2020.
On June 8, 2020, the PricewaterhouseCoopers LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Schwab Funds Complex. The Prior Auditor’s reports on the financial statements of the funds for the past two fiscal years, the years ended October 31, 2018 and October 31, 2019, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal year-ends and through June 8, 2020, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the funds’ financial statements for such periods; or (2) “reportable events,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the condensed portfolio holdings, of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund (the “Funds”), five of the funds constituting Schwab Capital Trust, as of October 31, 2020, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year ended October 31, 2019 and the financial highlights for each of the four years in the period ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such statements of changes in net assets and financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 16, 2020
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

The funds elect to pass through under section 853 of the Internal Revenue Code foreign tax credit to its shareholders for the fiscal year ended October 31, 2020, and the respective foreign source income on the funds as follows.
	Foreign Tax Credit	Foreign Source Income
Schwab Fundamental US Large Company Index Fund	$—	$—
Schwab Fundamental US Small Company Index Fund	—	—
Schwab Fundamental International Large Company Index Fund	3,588,659	29,238,908
Schwab Fundamental International Small Company Index Fund	1,448,300	12,138,913
Schwab Fundamental Emerging Markets Large Company Index Fund	3,093,499	24,997,404
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2020, qualify for the corporate dividends received deduction:
Percentage
Schwab Fundamental US Large Company Index Fund	95.48
Schwab Fundamental US Small Company Index Fund	79.30
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	—
Schwab Fundamental Emerging Markets Large Company Index Fund	—
For the fiscal year ended October 31, 2020, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2021 via IRS Form 1099 of the amounts for use in preparing their 2020 income tax return.

Schwab Fundamental US Large Company Index Fund	$123,724,288
Schwab Fundamental US Small Company Index Fund	22,264,986
Schwab Fundamental International Large Company Index Fund	49,683,676
Schwab Fundamental International Small Company Index Fund	17,983,679
Schwab Fundamental Emerging Markets Large Company Index Fund	20,621,021
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2020:

Schwab Fundamental US Large Company Index Fund	$145,433,758
Schwab Fundamental US Small Company Index Fund	43,502,511
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	—
Schwab Fundamental Emerging Markets Large Company Index Fund	—
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Liquidity Risk Management Program  (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The Funds’ Board of Trustees (the “Board”) has designated the Funds’ investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”) as the administrator of the program. Personnel of CSIM or its affiliates conduct the day-to-day operation of the program.
Under the program, CSIM manages a Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The program is reasonably designed to assess and manage a Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. CSIM’s process of determining the degree of liquidity of each Fund’s investments is supported by third-party liquidity assessment vendors.
The Funds’ Board reviewed a report at its meeting held on September 22, 2020 prepared by CSIM regarding the operation and effectiveness of the program for the period June 1, 2019, through May 31, 2020. No significant liquidity events impacting any of the Funds were noted in the report. In addition, CSIM provided its assessment that the program had been operating effectively in managing each Fund’s liquidity risk.
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of CSIM and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information relating to the continuance of the Agreement with respect to the Funds at meetings held on May 11, 2020 and June 9, 2020, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 9, 2020 called for the purpose of voting on such approval.1
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs,

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which are designed to provide enhanced services to each Fund and its shareholders. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit Fund shareholders who are brokerage clients of Schwab. Finally, the Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition, including Schwab’s ability to maintain consistent operations and service levels during recent periods of remote work and market volatility. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, yield, if applicable, and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and such Fund’s demonstrated performance in tracking its benchmark index. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Following such evaluation, the Board concluded, within the context of its full deliberations, that with respect to each Fund, the performance of such Fund supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of products and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that, with respect to each Fund, the expenses of such Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Fund’s shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by CSIM and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that CSIM has shared any economies of scale with the Funds by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of

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providing investment management, technology, administrative, legal and compliance services to the Funds continues to increase as a result of regulatory or other developments. The Trustees considered that CSIM and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets were relatively small, for example, in the case of newer funds or funds with investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

[1]	The meeting on June 9, 2020 was held telephonically in reliance on exemptive relief from the in-person voting requirement under the 1940 Act as provided by the Securities and Exchange Commission.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 100 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	100	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	100	Director (2005 – 2020), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	100	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	100	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	100	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	100	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	100	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	100	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	100	Director (2012 – present), Eaton Corporation plc

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	100	Director (2008 – present), The Charles Schwab Corporation
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Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present), Charles Schwab Investment Advisory, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	100	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	100	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present), Charles Schwab Investment Advisory, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
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Schwab Fundamental Index Funds
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Schwab Fundamental Index Funds
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
Fundamental Developed ex-U.S. Large Company Spliced Index  An internally calculated index comprised of the FTSE RAFI Developed ex-US 1000 Index from inception of the Schwab Fundamental International Large Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI Developed ex US Large Company Index (Net) from October 19, 2012 forward. The FTSE RAFI
Developed ex-US 1000 Index is composed of the largest 1,000 listed companies incorporated outside the United States, ranked by four fundamental financial measures of size, sales, cash flows, book value and dividends. The index is rebalanced and reconstituted annually.
Fundamental Developed ex-U.S. Small Company Spliced Index  An internally calculated index comprised of the FTSE RAFI Developed ex US Mid Small 1500 Index from inception of the Schwab Fundamental International Small Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI Developed ex US Small Company Index (Net) from October 19, 2012 forward. The FTSE RAFI Developed ex US Mid Small 1500 Index is designed to track the performance of small- and mid-capitalization equities of companies domiciled in developed international markets (excluding the U.S.), selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The equities with the highest fundamental strength are weighted according to their fundamental scores. The fundamentally weighted portfolio is rebalanced and reconstituted annually.
Fundamental Emerging Markets Large Company Spliced Index  An internally calculated index comprised of the FTSE RAFI Emerging Index from inception of the Schwab Fundamental Emerging Markets Large Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI Emerging Markets Large Company Index (Net) from October 19, 2012 forward. The FTSE RAFI Emerging Index is designed to track the performance of the largest emerging market equities, selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The equities with the highest fundamental strength are weighted according to their fundamental scores. The fundamentally weighted portfolio is rebalanced and reconstituted annually.
Fundamental U.S. Large Company Spliced Index  An internally calculated index comprised of the FTSE RAFI US 1000 Index from inception of the Schwab Fundamental US Large Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI US Large Company Index from October 19, 2012 forward. The FTSE RAFI US 1000 Index is designed to track the performance of the largest U.S. equities, selected based on the following four fundamental measures of firm size, book value, income, sales and dividends. The 1,000 equities with the highest fundamental strength are weighted by their fundamental scale. The fundamentally weighted portfolio is rebalanced and reconstituted annually.
Fundamental U.S. Small Company Spliced Index  An internally calculated index comprised of the FTSE RAFI US Mid Small 1500 Index from inception of the Schwab Fundamental US Small Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI US Small Company Index from October 19, 2012 forward. The FTSE RAFI US Mid Small 1500 Index is composed of approximately 1,500 listed small and medium sized companies incorporated in the United States, ranked by fundamental value. The fundamentally weighted portfolio is rebalanced and reconstituted annually.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

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Schwab Fundamental Index Funds
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities  Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI Developed ex US Large Company Index (Net)  An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Developed ex US Small Company Index (Net)  An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores rank below the 87.5% threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the smallest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Emerging Markets Large Company Index (Net)  An index that ranks emerging market companies in the FTSE Global Total Cap Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the emerging companies in the FTSE Global Total Cap Index measures the performance of the investable securities in emerging countries globally.
Russell RAFI US Large Company Index  An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Large Company Index includes only those securities that are members of the U.S. portion whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
Russell RAFI US Small Company Index  An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Small Company Index includes only those securities that are members of the U.S. portion and rank below the 87.5% fundamental score threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
S&P Developed ex-U.S. Small Cap Index (Net)  An index composed of the stocks representing the lowest 15% of float-adjusted market cap in each developed market country, excluding the U.S. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Schwab Fundamental Index Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements; and
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2020 Schwab Funds. All rights reserved.

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Notes

Schwab Fundamental Index Funds
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab High Yield Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2020 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR39592-13
00252654

Annual Report  |  October 31, 2020
Schwab MarketTrack Portfolios®

Schwab MarketTrack
All Equity Portfolio™
Schwab MarketTrack
Growth Portfolio™
Schwab MarketTrack
Balanced Portfolio™
Schwab MarketTrack
Conservative Portfolio™
New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.

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Schwab MarketTrack Portfolios
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2020
Schwab MarketTrack All Equity Portfolio (Ticker Symbol: SWEGX)	-1.35%
All Equity Composite Index	-1.05%
Fund Category: Morningstar Allocation—85%+ Equity[1]	2.47%
Performance Details	pages 7-9

Schwab MarketTrack Growth Portfolio (Ticker Symbol: SWHGX)	0.74%
Growth Composite Index	1.06%
Fund Category: Morningstar Allocation—70% to 85% Equity[1]	1.83%
Performance Details	pages 10-12

Schwab MarketTrack Balanced Portfolio (Ticker Symbol: SWBGX)	2.37%
Balanced Composite Index	2.70%
Fund Category: Morningstar Allocation—50% to 70% Equity[1]	3.88%
Performance Details	pages 13-15

Schwab MarketTrack Conservative Portfolio (Ticker Symbol: SWCGX)	3.57%
Conservative Composite Index	4.00%
Fund Category: Morningstar Allocation—30% to 50% Equity[1]	2.76%
Performance Details	pages 16-18
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
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Schwab MarketTrack Portfolios
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
Equity market performance for the 12-month reporting period ended October 31, 2020 barely hints at the market turmoil investors endured this year. U.S. and international equity markets ended the period with mixed gains, including a 9.7% rise for the S&P 500® Index, a bellwether for the overall U.S. stock market, and most fixed-income markets ended the period with moderate gains. However, the past year was one of the most volatile in history. Market gains were robust through the last week of February 2020 before being wiped out as the spreading COVID-19 pandemic drove equities and corporate bonds sharply lower. In mid-March, market volatility spiked to its highest level since the peak of the Great Recession in 2008 with the S&P 500® Index dropping 30% over just 22 trading days in late February and early March. By early September, however, most broad U.S. equity markets had regained all the ground they lost in March, propelling the S&P 500® Index to new record highs. However, markets retreated and volatility began to increase again throughout September and October in the face of a resurgence of COVID-19 infections, corporate earnings concerns and growing uncertainty regarding the U.S. election.
High levels of volatility can undermine our confidence as investors, which can lead to emotion-based trading. Although it is important to reassess your individual risk tolerance and make strategic adjustments to your portfolio from time to time, impulsive reactions driven by fear can often make investing outcomes worse. At Charles Schwab Investment Management, we believe that the best way to avoid these pitfalls is to maintain a long-term investing plan. A commitment to a long-term investing plan can help make it significantly easier and less stressful to stay the course when market volatility rises.
The Schwab MarketTrack Portfolios are a convenient way of implementing a long-term plan, providing investors with four different allocation options based on their risk appetite. For those with a longer time horizon and a greater tolerance for volatility, the Schwab MarketTrack All Equity Portfolio is a diversified all-stock solution. At the other end of the risk spectrum, investors who are more risk averse or seeking short-term stability of their investment can opt to invest in the Schwab MarketTrack Conservative Portfolio, a solution with a larger allocation to bond holdings. The Schwab MarketTrack Growth Portfolio and Schwab MarketTrack Balanced Portfolio fill out the offerings in between. All four funds invest in passive strategies to keep costs down, combining investments in traditional market-cap index funds, Schwab Fundamental Index Funds, which select and weight stocks based on fundamental measures of company size rather than market capitalization, and bond funds.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab MarketTrack Portfolios, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ A commitment to a long-term investing plan can help make it significantly easier and less stressful to stay the course when market volatility rises.”
Fundamental Index is a registered trademark of Research Affiliates LLC.
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
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Schwab MarketTrack Portfolios
The Investment Environment

The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index returned 9.71%, with sectors that benefitted as a result of the COVID-19 pandemic and associated stay-at-home orders, such as the information technology sector, outperforming other sectors that were more impacted by the COVID-19 pandemic. U.S. large-cap stocks outperformed small-cap stocks, with the Russell 1000® Index and the Russell 2000® Index returning 10.87% and -0.14%, respectively, for the reporting period. Among large-cap stocks, growth stocks outperformed value stocks by a large margin, with the Russell 1000® Growth Index and Russell 1000® Value Index returning 29.22% and -7.57%, respectively, for the reporting period. Among international markets, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -6.86% for the reporting period and the MSCI Emerging Markets Index (Net)* returned 8.25% for the reporting period. Fixed-income markets were particularly strong over the period with the Bloomberg Barclays US Aggregate Bond Index returning 6.19% and the FTSE non-US Dollar World Government Bond Index returning 4.99% for the reporting period.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2020

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab MarketTrack Portfolios
The Investment Environment (continued)

Prior to the onset of the COVID-19 pandemic, the U.S. economy, despite ongoing trade tensions with China, maintained steady growth, albeit at a slowing pace. However, amid the fallout of the COVID-19 pandemic, the U.S. entered recessionary territory with record speed. U.S. gross domestic product (GDP) fell steeply, declining 5.0% and 31.4% for the first and second quarters of 2020, respectively, with the second quarter representing the largest contraction in U.S. GDP since 1947 when modern GDP measurements began. GDP subsequently jumped by 33.1% for the third quarter of 2020, reflecting increased consumer and business spending. Unemployment remained at record lows through February before a record number of unemployment claims in March resulted in the largest monthly increase in the U.S. unemployment rate since January 1975. In April, this record was broken again when unemployment skyrocketed, rising to the highest level since the Great Depression. Unemployment declined in May through October, dropping below double digits beginning in August. Consumer confidence remained solid through February, but was volatile over the remainder of the reporting period.
Outside the U.S., conditions continued to soften, dampened by slowing economic output, slumping world trade, geopolitical concerns, and the COVID-19 pandemic. The COVID-19 pandemic exacerbated economic weakness around the globe, dramatically slowing growth amid stay-at-home orders, supply chain disruptions, and broadly diminishing demand. In the first half of the reporting period, oil prices deteriorated amid significantly reduced demand, coupled with rising U.S. crude production and a price war between Russia and Saudi Arabia. In April, oil futures briefly fell into negative territory as storage capacity evaporated and demand waned. However, as production was slashed, relieving pressure on constrained storage capacity, demand also stabilized. First and second quarter 2020 growth was negative in the eurozone and the United Kingdom. In January, Brexit occurred with the formal departure of the United Kingdom from the European Union resulting in an 11-month transition period with respect to economic and customs matters. Japan fared slightly better, although GDP still contracted for the first and second quarters of 2020. Even China and India, which had maintained stronger growth than many developed countries, showed weakness. In China, GDP contracted in the first quarter, but rebounded in the second and third quarters. While India’s second quarter GDP contracted, third quarter GDP was positive.
Many central banks around the world, including the U.S. Federal Reserve (Fed), reduced their policy rates over the reporting period, while others maintained low—and for some international central banks, negative—interest rates. In the U.S., after enacting three interest rate cuts in the second half of 2019 and as the economic implications of the COVID-19 pandemic grew, the Fed cut interest rates by 0.50% in early March and by 1.00% in mid-March, resulting in a federal funds rate of 0.00% to 0.25%. In addition, the Fed also announced extensive emergency measures to support the economy in light of the COVID-19 pandemic, including large purchases of U.S. Treasuries and other securities to support smooth market function, facilitating the flow of credit to municipalities, new financing for employers, consumers, and businesses, and the establishment of facilities to support credit to businesses and consumers alike. In August, the Fed announced that it was shifting its interest rate policy approach to potentially allow inflation to rise above its 2% target for periods of time even in times of rising employment. Outside the U.S., central banks were similarly accommodative. The European Central Bank held its policy rate at 0.00%, unchanged since March 2016, and launched a new asset purchase program to help counter the impact of the COVID-19 pandemic. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016, and increased the annual pace of its purchases of exchange-traded funds (ETFs) and other assets. The Bank of England lowered its key official bank rate from 0.75% to 0.10% in two emergency rate cuts in March. Central banks in key emerging market economies—including China, India, Mexico, Russia, and Thailand—lowered their policy rates or maintained already low rates in response to pandemic-driven pressures.
Throughout most of the reporting period, bond prices rose on strong demand, driving yields down. (Bond prices and bond yields typically move in opposite directions.) Corporate credit markets were particularly strong. At the end of March 2020, as equity markets plummeted, as investors sought the perceived safety of asset classes such as fixed-income securities, and as the Fed implemented additional rate cuts, demand for U.S. Treasuries soared, driving yields to historic lows. The yield on the 10-year U.S. Treasury fell from 1.69% at the beginning of the reporting period to 0.88% at the end of the reporting period. The yield on the three-month U.S. Treasury fell from 1.54% to 0.09% over the reporting period. Yields on longer-term U.S. Treasuries trended upward late in the reporting period in anticipation of a new fiscal aid package and hope for economic improvement in 2021.
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Schwab MarketTrack Portfolios
Fund Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the co-management of the funds. Prior to joining CSIM in January 2012, Ms. Tang was a product manager at Thomson Reuters and from 1997 to 2009 worked as a portfolio manager at Barclays Global Investors (now known as BlackRock).

Patrick Kwok, CFA, Portfolio Manager, is responsible for the co-management of the funds. Previously, Mr. Kwok served as an associate portfolio manager with CSIM from 2012 to 2016. Prior to that, he worked as a fund administration manager for CSIM, where he was responsible for oversight of sub-advisers, trading, cash management, and fund administration for the Charles Schwab Trust Bank Collective Investment Trusts and Schwab’s multi-asset mutual funds. Prior to joining CSIM in 2008, Mr. Kwok spent two years as an asset operations specialist at Charles Schwab Trust Company. He also worked for one year at State Street Bank & Trust as a portfolio accountant and pricing specialist.
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Schwab MarketTrack All Equity Portfolio as of October 31, 2020

The Schwab MarketTrack All Equity Portfolio (the fund) seeks high capital growth through an all-stock portfolio. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation is 100% in stock investments, with certain percentages for different segments of the stock market. For the 12-month reporting period ended October 31, 2020, the fund remained close to the target allocations of 50% in U.S. large-cap, 30% in international, and 15% in U.S. small-cap stocks. The fund invests mainly in other affiliated Schwab Funds, including index funds and exchange-traded funds (ETFs), which seek to track or replicate the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended October 31, 2020, the fund returned -1.35%. The fund’s custom blended comparative index, the All Equity Composite Index (the composite index), returned -1.05%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s international equity allocations detracted from the total return of the fund. The fund’s position in the Schwab International Index Fund was the largest detractor from the total return of the fund, returning approximately -6.6% for the reporting period, but slightly outperformed the MSCI EAFE® Index (Net), its comparative index, which returned approximately -6.9%, contributing to relative performance. The Schwab Fundamental Emerging Markets Large Company Index Fund detracted from the fund’s total return and relative performance, returning approximately -15.8% for the reporting period. The Schwab Fundamental International Large Company Index Fund and Schwab Fundamental International Small Company Index Fund detracted from the fund’s total return, returning approximately -13.3% and -6.3%, respectively, for the reporting period, but both slightly contributed to the relative performance of the fund.
The fund’s real estate allocation was added in February of 2020 and also detracted from the fund’s total return. The Schwab U.S. REIT ETF returned approximately -17.7% while held by the fund.
The fund’s U.S. equity allocations contributed to the total return of the fund. The Schwab S&P 500 Index Fund contributed to the total return of the fund, returning approximately 9.7% for the reporting period. The Schwab S&P 500 Index Fund was the fund’s top contributor, largely due to the Schwab S&P 500 Index Fund’s large position within the fund. The Schwab U.S. Large-Cap Growth Index Fund was added in February 2020 and also contributed to the total return of the fund, returning approximately 26.0% while held by the fund. The Schwab Fundamental US Small Company Index Fund and Schwab Fundamental US Large Company Index Fund detracted from the total return of the fund, returning approximately -10.4% and -2.3%, respectively, for the reporting period. The Schwab Small-Cap Index Fund also detracted from the total return of the fund and was flat for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab MarketTrack All Equity Portfolio
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab MarketTrack All Equity Portfolio (5/19/98)	-1.35%	6.99%	8.54%
S&P 500® Index	9.71%	11.71%	13.01%
All Equity Composite Index	-1.05%	7.49%	9.08%
Fund Category: Morningstar Allocation—85%+ Equity[2]	2.47%	6.84%	8.40%
Fund Expense Ratio[3]: 0.53%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.13% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab MarketTrack All Equity Portfolio
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics
Number of Holdings	11
Portfolio Turnover Rate	18%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack Growth Portfolio as of October 31, 2020

The Schwab MarketTrack Growth Portfolio (the fund) seeks high capital growth with less volatility than an all-stock portfolio. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation includes stock, bond, and cash investments. For the 12-month reporting period ended October 31, 2020, the fund remained close to the target allocations of 80% equity, 16% fixed income, and 4% cash and cash equivalents (including money market funds). The fund invests mainly in other affiliated Schwab Funds, including index funds and exchange-traded funds (ETFs), which seek to track or replicate the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2020, the fund returned 0.74%. The fund’s custom blended comparative index, the Growth Composite Index (the composite index), returned 1.06%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s U.S. equity allocations contributed to the total return of the fund. The Schwab S&P 500 Index Fund contributed to the total return of the fund, returning approximately 9.7% for the reporting period. The Schwab S&P 500 Index Fund was the fund’s top contributor, largely due to the Schwab S&P 500 Index Fund’s large position within the fund. The Schwab U.S. Large-Cap Growth Index Fund was added in February 2020 and also contributed to the total return of the fund, returning approximately 26.0% while held by the fund. The Schwab Fundamental US Small Company Index Fund and Schwab Fundamental US Large Company Index Fund detracted from the total return of the fund, returning approximately -10.4% and -2.3%, respectively, for the reporting period. The Schwab Small-Cap Index Fund also detracted from the total return of the fund and was flat for the reporting period.
The fund’s fixed-income allocation also contributed to the total return of the fund with the Schwab U.S. Aggregate Bond Index Fund returning approximately 6.1% for the reporting period. The Schwab U.S. Aggregate Bond Index Fund generally tracked its comparative index, the Bloomberg Barclays US Aggregate Bond Index, which returned approximately 6.2%.
The fund’s international equity allocations detracted from the total return of the fund. The fund’s position in the Schwab International Index Fund was the largest detractor from the total return of the fund, returning approximately -6.6% for the reporting period, but slightly outperformed the MSCI EAFE® Index (Net), its comparative index, which returned approximately -6.9%, contributing to relative performance. The Schwab Fundamental International Large Company Index Fund also detracted from the fund’s total return, returning approximately -13.3% for the reporting period but slightly contributed to the relative performance of the fund. The Schwab Fundamental Emerging Markets Large Company Index Fund detracted from the fund’s total return and relative performance, returning approximately -15.8% for the reporting period. The Schwab Fundamental International Small Company Index Fund detracted from the fund’s total return, returning approximately -6.3%, for the reporting period, but slightly contributed to the relative performance of the fund.
The fund’s real estate allocation was added in February of 2020 and also detracted from the fund’s total return. The Schwab U.S. REIT ETF returned approximately -17.7% while held by the fund.

Management views and portfolio holdings may have changed since the report date.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Growth Portfolio
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab MarketTrack Growth Portfolio (11/20/95)	0.74%	6.65%	7.83%
S&P 500® Index	9.71%	11.71%	13.01%
Bloomberg Barclays US Aggregate Bond Index	6.19%	4.08%	3.55%
Growth Composite Index	1.06%	7.14%	8.32%
Fund Category: Morningstar Allocation—70% to 85% Equity[2]	1.83%	6.21%	7.46%
Fund Expense Ratio[3]: 0.51%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.11% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Growth Portfolio
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics
Number of Holdings	14
Portfolio Turnover Rate	19%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack Balanced Portfolio as of October 31, 2020

The Schwab MarketTrack Balanced Portfolio (the fund) seeks both capital growth and income. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation includes bond, stock and cash investments. For the 12-month reporting period ended October 31, 2020, the fund remained close to the target allocations of 60% equity, 36% fixed income, and 4% cash and cash equivalents (including money market funds). The fund invests mainly in other affiliated Schwab Funds, including index funds and exchange-traded funds (ETFs), which seek to track or replicate the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2020, the fund returned 2.37%. The fund’s custom blended comparative index, the Balanced Composite Index (the composite index), returned 2.70%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s U.S. equity allocations contributed to the total return of the fund. The Schwab S&P 500 Index Fund contributed to the total return of the fund, returning approximately 9.7% for the reporting period. The Schwab S&P 500 Index Fund was the fund’s top contributor, largely due to the Schwab S&P 500 Index Fund’s large position within the fund. The Schwab U.S. Large-Cap Growth Index Fund was added in February 2020 and also contributed to the total return of the fund, returning approximately 26.0% while held by the fund. The Schwab Fundamental US Small Company Index Fund and Schwab Fundamental US Large Company Index Fund detracted from the total return of the fund, returning approximately -10.4% and -2.3%, respectively, for the reporting period. The Schwab Small-Cap Index Fund also detracted from the total return of the fund and was flat for the reporting period.
The fund’s fixed-income allocation also contributed to the total return of the fund with the Schwab U.S. Aggregate Bond Index Fund returning approximately 6.1% for the reporting period. The Schwab U.S. Aggregate Bond Index Fund generally tracked its comparative index, the Bloomberg Barclays US Aggregate Bond Index, which returned approximately 6.2%. The Schwab Short-Term Bond Index Fund was added in February 2020 and also contributed to the total return of the fund, returning approximately 2.1% while held by the fund.
The fund’s international equity allocations detracted from the total return of the fund. The fund’s position in the Schwab International Index Fund was the largest detractor from the total return of the fund, returning approximately -6.6% for the reporting period, but slightly outperformed the MSCI EAFE® Index (Net), its comparative index, which returned approximately -6.9%, contributing to relative performance. The Schwab Fundamental Emerging Markets Large Company Index Fund detracted from the fund’s total return and relative performance, returning approximately -15.8% for the reporting period. The Schwab Fundamental International Large Company Index Fund and Schwab Fundamental International Small Company Index Fund detracted from the fund’s total return, returning approximately -13.3% and -6.3%, respectively, for the reporting period, but both slightly contributed to the relative performance of the fund.
The fund’s real estate allocation was added in February of 2020 and also detracted from the fund’s total return. The Schwab U.S. REIT ETF returned approximately -17.7% while held by the fund.

Management views and portfolio holdings may have changed since the report date.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Balanced Portfolio
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab MarketTrack Balanced Portfolio (11/20/95)	2.37%	6.00%	6.70%
S&P 500® Index	9.71%	11.71%	13.01%
Bloomberg Barclays US Aggregate Bond Index	6.19%	4.08%	3.55%
Balanced Composite Index	2.70%	6.51%	7.22%
Fund Category: Morningstar Allocation—50% to 70% Equity[2]	3.88%	6.23%	7.13%
Fund Expense Ratio[3]: 0.50%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.10% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Balanced Portfolio
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics
Number of Holdings	15
Portfolio Turnover Rate	22%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Conservative Portfolio as of October 31, 2020

The Schwab MarketTrack Conservative Portfolio (the fund) seeks income and more growth potential than an all-bond portfolio. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation includes bond, stock and cash investments. For the 12-month reporting period ended October 31, 2020, the fund remained close to the target allocations of 56% fixed income, 40% equity, and 4% cash and cash equivalents (including money market funds). The fund invests mainly in other affiliated Schwab Funds, including index funds and exchange-traded funds (ETFs), which seek to track or replicate the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2020, the fund returned 3.57%. The fund’s custom blended comparative index, the Conservative Composite Index (the composite index), returned 4.00%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s fixed-income allocation contributed to the total return of the fund with the Schwab U.S. Aggregate Bond Index Fund returning approximately 6.1% for the reporting period. The Schwab U.S. Aggregate Bond Index Fund generally tracked its comparative index, the Bloomberg Barclays US Aggregate Bond Index, which returned approximately 6.2%. The Schwab Short-Term Bond Index Fund was added in February 2020 and also contributed to the total return of the fund, returning approximately 2.1% while held by the fund.
The fund’s U.S. equity allocations also contributed to the total return of the fund. The Schwab S&P 500 Index Fund contributed to the total return of the fund, returning approximately 9.7% for the reporting period. The Schwab S&P 500 Index Fund was the fund’s top contributor, largely due to the Schwab S&P 500 Index Fund’s large position within the fund. The Schwab U.S. Large-Cap Growth Index Fund was added in February 2020 and also contributed to the total return of the fund, returning approximately 26.0% while held by the fund. The Schwab Small-Cap Index Fund neither contributed to nor detracted from the total return of the fund and was flat for the reporting period. The Schwab Fundamental US Small Company Index Fund and Schwab Fundamental US Large Company Index Fund detracted from the total return of the fund, returning approximately -10.4% and -2.3%, respectively, for the reporting period.
The fund’s international equity allocations detracted from the total return of the fund. The fund’s position in the Schwab International Index Fund was the largest detractor from the total return of the fund, returning approximately -6.6% for the reporting period, but slightly outperformed the MSCI EAFE® Index (Net), its comparative index, which returned approximately -6.9%, contributing to relative performance. The Schwab Fundamental Emerging Markets Large Company Index Fund detracted from the fund’s total return and relative performance, returning approximately -15.8% for the reporting period. The Schwab Fundamental International Large Company Index Fund and Schwab Fundamental International Small Company Index Fund detracted from the fund’s total return, returning approximately -13.3% and -6.3%, respectively, for the reporting period, but both slightly contributed to the relative performance of the fund.
The fund’s real estate allocation was added in February of 2020 and also detracted from the fund’s total return. The Schwab U.S. REIT ETF returned approximately -17.7% while held by the fund.

Management views and portfolio holdings may have changed since the report date.
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Schwab MarketTrack Conservative Portfolio
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab MarketTrack Conservative Portfolio (11/20/95)	3.57%	5.16%	5.43%
S&P 500® Index	9.71%	11.71%	13.01%
Bloomberg Barclays US Aggregate Bond Index	6.19%	4.08%	3.55%
Conservative Composite Index	4.00%	5.75%	6.02%
Fund Category: Morningstar Allocation—30% to 50% Equity[2]	2.76%	4.82%	5.44%
Fund Expense Ratio[3]: 0.51%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.08% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab MarketTrack Conservative Portfolio
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics
Number of Holdings	14
Portfolio Turnover Rate	35%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack Portfolios
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2020 and held through October 31, 2020.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1,2]	Effective Expense Ratio (Annualized)[3,4]	Beginning Account Value at 5/1/20	Ending Account Value (Net of Expenses) at 10/31/20	Expenses Paid During Period 5/1/20-10/31/20[2,5]	Effective Expenses Paid During Period 5/1/20-10/31/20[4,5]
Schwab MarketTrack All Equity Portfolio
Actual Return	0.39%	0.51%	$1,000.00	$1,115.80	$2.07	$2.71
Hypothetical 5% Return	0.39%	0.51%	$1,000.00	$1,023.14	$1.98	$2.59
Schwab MarketTrack Growth Portfolio
Actual Return	0.39%	0.50%	$1,000.00	$1,095.80	$2.05	$2.63
Hypothetical 5% Return	0.39%	0.50%	$1,000.00	$1,023.14	$1.98	$2.54
Schwab MarketTrack Balanced Portfolio
Actual Return	0.40%	0.49%	$1,000.00	$1,074.20	$2.09	$2.55
Hypothetical 5% Return	0.40%	0.49%	$1,000.00	$1,023.09	$2.03	$2.49
Schwab MarketTrack Conservative Portfolio
Actual Return	0.41%	0.49%	$1,000.00	$1,052.70	$2.12	$2.53
Hypothetical 5% Return	0.41%	0.49%	$1,000.00	$1,023.04	$2.08	$2.49

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Based on the most recent six-month acquired fund fees and expense ratio; may differ from the acquired fund fees and expenses ratios in the prospectus.
[4]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 366 days of the fiscal year.
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Schwab MarketTrack All Equity Portfolio
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$19.15	$18.33	$18.76	$15.90	$17.00
Income (loss) from investment operations:
Net investment income (loss)[1]	0.37	0.31	0.28	0.27	0.27
Net realized and unrealized gains (losses)	(0.54)	1.30	(0.05)	3.33	0.31
Total from investment operations	(0.17)	1.61	0.23	3.60	0.58
Less distributions:
Distributions from net investment income	(0.53)	(0.36)	(0.33)	(0.30)	(0.53)
Distributions from net realized gains	(0.72)	(0.43)	(0.33)	(0.44)	(1.15)
Total distributions	(1.25)	(0.79)	(0.66)	(0.74)	(1.68)
Net asset value at end of period	$17.73	$19.15	$18.33	$18.76	$15.90
Total return	(1.35%)	9.58%	1.10%	23.33%	3.99%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.40%	0.40%	0.39%	0.40%	0.41%
Gross operating expenses[2]	0.40%	0.40%	0.39%	0.40%	0.42%
Net investment income (loss)	2.08%	1.72%	1.46%	1.56%	1.73%
Portfolio turnover rate	18%	6%	5%	5%	6%
Net assets, end of period (x 1,000,000)	$623	$691	$660	$662	$553

1
Calculated based on the average shares outstanding during the period.
2
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
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See financial notes

Schwab MarketTrack All Equity Portfolio
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 99.5% of net assets

Equity Funds 99.5%
International 29.8%
Schwab Fundamental Emerging Markets Large Company Index Fund	4,264,688	31,985,158
Schwab Fundamental International Large Company Index Fund	4,959,736	37,247,617
Schwab Fundamental International Small Company Index Fund	2,738,712	31,385,635
Schwab International Index Fund	4,579,159	84,989,194
		185,607,604
Large-Cap 49.7%
Schwab Fundamental US Large Company Index Fund	5,149,892	83,840,241
Schwab S&P 500 Index Fund	3,837,819	194,769,310
Schwab U.S. Large-Cap Growth Index Fund	500,462	31,408,980
		310,018,531
Real Estate 4.9%
Schwab U.S. REIT ETF	892,473	30,585,050
Small-Cap 15.1%
Schwab Fundamental US Small Company Index Fund	2,434,979	29,146,693
Schwab Small-Cap Index Fund	2,386,850	64,874,595
		94,021,288
Total Affiliated Underlying Funds
(Cost $428,011,191)		620,232,473
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.4% of net assets

Time Deposit 0.4%
JPMorgan Chase Bank
0.01%, 11/02/20 (a)	2,265,040	2,265,040
Total Short-Term Investment
(Cost $2,265,040)		2,265,040
(a)	The rate shown is the current daily overnight rate.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust

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See financial notes

Schwab MarketTrack All Equity Portfolio
Portfolio Holdings as of October 31, 2020 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2020:
Affiliated Underlying Funds	Value at 10/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 10/31/20	Balance of Shares Held at 10/31/20	Distributions Received*
Schwab Fundamental Emerging Markets Large Company Index Fund	$34,543,201	$4,633,720	($320,000)	$3,038	($6,874,801)	$31,985,158	4,264,688	$1,353,720
Schwab Fundamental International Large Company Index Fund	40,345,903	4,323,427	(490,000)	(72,315)	(6,859,398)	37,247,617	4,959,736	1,493,427
Schwab Fundamental International Small Company Index Fund	35,162,430	1,475,116	(2,190,000)	(340,621)	(2,721,290)	31,385,635	2,738,712	995,116
Schwab Fundamental US Large Company Index Fund	93,229,404	5,002,650	(6,920,000)	(457,807)	(7,014,006)	83,840,241	5,149,892	5,002,650
Schwab Fundamental US Small Company Index Fund	50,829,585	5,350,054	(20,990,000)	(1,519,480)	(4,523,466)	29,146,693	2,434,979	1,890,053
Schwab International Index Fund	96,463,199	7,477,772	(9,260,000)	(1,244,417)	(8,447,360)	84,989,194	4,579,159	3,017,772
Schwab S&P 500 Index Fund	217,206,651	4,772,544	(40,080,000)	20,830,189	(7,960,074)	194,769,310	3,837,819	4,372,544
Schwab Small-Cap Index Fund	119,883,006	12,637,133	(59,360,000)	12,215,300	(20,500,844)	64,874,595	2,386,850	7,347,133
Schwab U.S. Large-Cap Growth Index Fund	—	32,900,000	(8,590,000)	653,032	6,445,948	31,408,980	500,462	—
Schwab U.S. REIT ETF	—	37,289,875	—	—	(6,704,825)	30,585,050	892,473	484,686
Total	$687,663,379	$115,862,291	($148,200,000)	$30,066,919	($65,160,116)	$620,232,473		$25,957,101
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$620,232,473	$—	$—	$620,232,473
Short-Term Investment[1]	—	2,265,040	—	2,265,040
Total	$620,232,473	$2,265,040	$—	$622,497,513
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.
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Schwab MarketTrack All Equity Portfolio
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in affiliated underlying funds, at value (cost $428,011,191)		$620,232,473
Investments in unaffiliated issuers, at value (cost $2,265,040)		2,265,040
Receivables:
Investments sold		1,780,001
Fund shares sold		438,586
Prepaid expenses	+	13,799
Total assets		624,729,899
Liabilities
Payables:
Investments bought		1,176,061
Investment adviser and administrator fees		74,287
Shareholder service fees		135,990
Fund shares redeemed		167,220
Accrued expenses	+	81,430
Total liabilities		1,634,988
Net Assets
Total assets		624,729,899
Total liabilities	–	1,634,988
Net assets		$623,094,911
Net Assets by Source
Capital received from investors		405,312,759
Total distributable earnings		217,782,152

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$623,094,911		35,135,909		$17.73

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Schwab MarketTrack All Equity Portfolio
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends received from affiliated underlying funds		$16,006,732
Interest	+	14,385
Total investment income		16,021,117
Expenses
Investment adviser and administrator fees		844,678
Shareholder service fees		1,543,927
Shareholder reports		65,325
Registration fees		32,167
Portfolio accounting fees		27,078
Professional fees		25,311
Transfer agent fees		15,713
Independent trustees’ fees		10,676
Custodian fees		2,055
Other expenses	+	10,143
Total expenses		2,577,073
Expense reduction by CSIM and its affiliates	–	15,713
Net expenses	–	2,561,360
Net investment income		13,459,757
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		9,950,369
Net realized gains on sales of affiliated underlying funds	+	30,066,919
Net realized gains		40,017,288
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	(65,160,116)
Net realized and unrealized losses		(25,142,828)
Decrease in net assets resulting from operations		($11,683,071)
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Schwab MarketTrack All Equity Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$13,459,757	$11,446,552
Net realized gains		40,017,288	26,061,302
Net change in unrealized appreciation (depreciation)	+	(65,160,116)	23,445,012
Increase (decrease) in net assets from operations		(11,683,071)	60,952,866
Distributions to Shareholders
Total distributions		($44,690,295)	($28,006,553)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,011,146	$68,570,719	3,457,644	$62,047,856
Shares reinvested		2,115,919	40,244,771	1,580,131	25,376,894
Shares redeemed	+	(7,060,916)	(120,148,036)	(4,966,158)	(89,453,708)
Net transactions in fund shares		(933,851)	($11,332,546)	71,617	($2,028,958)
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		36,069,760	$690,800,823	35,998,143	$659,883,468
Total increase or decrease	+	(933,851)	(67,705,912)	71,617	30,917,355
End of period		35,135,909	$623,094,911	36,069,760	$690,800,823
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Schwab MarketTrack Growth Portfolio
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$23.54	$22.67	$23.47	$20.54	$22.68
Income (loss) from investment operations:
Net investment income (loss)[1]	0.43	0.41	0.37	0.34	0.32
Net realized and unrealized gains (losses)	(0.20)	1.62	(0.04)	3.37	0.41
Total from investment operations	0.23	2.03	0.33	3.71	0.73
Less distributions:
Distributions from net investment income	(0.47)	(0.45)	(0.40)	(0.36)	(0.39)
Distributions from net realized gains	(0.88)	(0.71)	(0.73)	(0.42)	(2.48)
Total distributions	(1.35)	(1.16)	(1.13)	(0.78)	(2.87)
Net asset value at end of period	$22.42	$23.54	$22.67	$23.47	$20.54
Total return	0.74%	9.86%	1.28%	18.52%	3.88%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.39%	0.40%	0.39%	0.40%	0.41%
Gross operating expenses[2]	0.40%	0.40%	0.39%	0.40%	0.41%
Net investment income (loss)	1.92%	1.82%	1.59%	1.57%	1.61%
Portfolio turnover rate	19%	7%	7%	20% [3]	12%
Net assets, end of period (x 1,000,000)	$748	$817	$783	$804	$707

1
Calculated based on the average shares outstanding during the period.
2
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
3
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 6% without including these transactions. There were no transaction costs associated with these transactions.
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Schwab MarketTrack Growth Portfolio
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 98.7% of net assets

Equity Funds 79.9%
International 20.0%
Schwab Fundamental Emerging Markets Large Company Index Fund	3,275,930	24,569,478
Schwab Fundamental International Large Company Index Fund	4,008,276	30,102,153
Schwab Fundamental International Small Company Index Fund	2,187,940	25,073,791
Schwab International Index Fund	3,755,438	69,700,927
		149,446,349
Large-Cap 43.2%
Schwab Fundamental US Large Company Index Fund	5,476,326	89,154,595
Schwab S&P 500 Index Fund	4,114,244	208,797,893
Schwab U.S. Large-Cap Growth Index Fund	406,010	25,481,188
		323,433,676
Real Estate 3.7%
Schwab U.S. REIT ETF	807,983	27,689,578
		27,689,578
Small-Cap 13.0%
Schwab Fundamental US Small Company Index Fund	2,442,276	29,234,040
Schwab Small-Cap Index Fund	2,494,982	67,813,605
		97,047,645
		597,617,248

Security	Number of Shares	Value ($)
Fixed-Income Funds 16.2%
Intermediate-Term Bond 16.2%
Schwab U.S. Aggregate Bond Index Fund	11,301,586	121,379,029

Money Market Fund 2.6%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	19,559,587	19,567,411
Total Affiliated Underlying Funds
(Cost $497,556,659)		738,563,688
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 1.2% of net assets

Time Deposits 1.2%
Skandinaviska Enskilda Banken
0.01%, 11/02/20 (b)	1,302,063	1,302,063
Sumitomo Mitsui Banking Corp.
0.01%, 11/02/20 (b)	7,554,194	7,554,194
Total Short-Term Investments
(Cost $8,856,257)		8,856,257
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust

27
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Portfolio Holdings as of October 31, 2020 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2020:
Affiliated Underlying Funds	Value at 10/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 10/31/20	Balance of Shares Held at 10/31/20	Distributions Received*
Schwab Fundamental Emerging Markets Large Company Index Fund	$28,413,513	$2,746,380	($1,610,000)	$129,514	($5,109,929)	$24,569,478	3,275,930	$1,066,381
Schwab Fundamental International Large Company Index Fund	32,938,332	3,239,233	(680,000)	(163,686)	(5,231,726)	30,102,153	4,008,276	1,219,232
Schwab Fundamental International Small Company Index Fund	26,960,646	1,903,215	(1,640,000)	(231,032)	(1,919,038)	25,073,791	2,187,940	773,215
Schwab Fundamental US Large Company Index Fund	98,801,392	7,803,339	(10,270,000)	401,621	(7,581,757)	89,154,595	5,476,326	5,178,338
Schwab Fundamental US Small Company Index Fund	48,680,656	5,160,148	(19,070,001)	(1,133,889)	(4,402,874)	29,234,040	2,442,276	1,810,147
Schwab International Index Fund	75,410,421	5,989,153	(4,400,000)	(340,635)	(6,958,012)	69,700,927	3,755,438	2,359,153
Schwab S&P 500 Index Fund	229,515,716	8,869,564	(45,190,000)	28,857,575	(13,254,962)	208,797,893	4,114,244	4,594,565
Schwab Small-Cap Index Fund	114,668,640	14,986,509	(54,510,000)	12,956,379	(20,287,923)	67,813,605	2,494,982	6,906,509
Schwab U.S. Aggregate Bond Index Fund	120,769,170	26,934,213	(30,329,464)	962,543	3,042,567	121,379,029	11,301,586	2,974,682
Schwab U.S. Large-Cap Growth Index Fund	—	26,270,000	(6,710,001)	691,780	5,229,409	25,481,188	406,010	—
Schwab U.S. REIT ETF	—	36,079,504	(1,627,561)	(687,019)	(6,075,346)	27,689,578	807,983	458,642
Schwab Variable Share Price Money Fund, Ultra Shares	33,651,006	3,269,108	(17,350,000)	4,565	(7,268)	19,567,411	19,559,587	239,820
Total	$809,809,492	$143,250,366	($193,387,027)	$41,447,716	($62,556,859)	$738,563,688		$27,580,684
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$738,563,688	$—	$—	$738,563,688
Short-Term Investments[1]	—	8,856,257	—	8,856,257
Total	$738,563,688	$8,856,257	$—	$747,419,945
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.
28
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in affiliated underlying funds, at value (cost $497,556,659)		$738,563,688
Investments in unaffiliated issuers, at value (cost $8,856,257)		8,856,257
Receivables:
Investments sold		2,780,007
Fund shares sold		926,106
Dividends		232,747
Prepaid expenses	+	20,047
Total assets		751,378,852
Liabilities
Payables:
Investments bought		1,913,898
Investment adviser and administrator fees		88,545
Shareholder service fees		163,441
Fund shares redeemed		639,791
Accrued expenses	+	81,191
Total liabilities		2,886,866
Net Assets
Total assets		751,378,852
Total liabilities	–	2,886,866
Net assets		$748,491,986
Net Assets by Source
Capital received from investors		456,848,899
Total distributable earnings		291,643,087

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$748,491,986		33,383,332		$22.42

29
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends received from affiliated underlying funds		$17,899,544
Interest	+	26,064
Total investment income		17,925,608
Expenses
Investment adviser and administrator fees		1,009,086
Shareholder service fees		1,862,445
Shareholder reports		62,541
Registration fees		34,913
Portfolio accounting fees		28,279
Professional fees		26,361
Transfer agent fees		14,772
Independent trustees’ fees		11,235
Custodian fees		1,775
Other expenses	+	11,460
Total expenses		3,062,867
Expense reduction by CSIM and its affiliates	–	14,772
Net expenses	–	3,048,095
Net investment income		14,877,513
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		9,681,140
Net realized gains on sales of affiliated underlying funds	+	41,447,716
Net realized gains		51,128,856
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	(62,556,859)
Net realized and unrealized losses		(11,428,003)
Increase in net assets resulting from operations		$3,449,510
30
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$14,877,513	$14,441,539
Net realized gains		51,128,856	31,540,675
Net change in unrealized appreciation (depreciation)	+	(62,556,859)	28,613,519
Increase in net assets from operations		3,449,510	74,595,733
Distributions to Shareholders
Total distributions		($46,215,156)	($39,927,176)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,194,314	$69,920,922	2,937,909	$65,107,948
Shares reinvested		1,816,570	42,344,247	1,829,307	36,750,784
Shares redeemed	+	(6,318,253)	(137,539,154)	(4,611,016)	(102,839,073)
Net transactions in fund shares		(1,307,369)	($25,273,985)	156,200	($980,341)
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		34,690,701	$816,531,617	34,534,501	$782,843,401
Total increase or decrease	+	(1,307,369)	(68,039,631)	156,200	33,688,216
End of period		33,383,332	$748,491,986	34,690,701	$816,531,617
31
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$18.75	$18.24	$19.12	$17.35	$19.07
Income (loss) from investment operations:
Net investment income (loss)[1]	0.35	0.36	0.34	0.30	0.27
Net realized and unrealized gains (losses)	0.10	1.32	(0.24)	2.02	0.35
Total from investment operations	0.45	1.68	0.10	2.32	0.62
Less distributions:
Distributions from net investment income	(0.39)	(0.39)	(0.33)	(0.30)	(0.33)
Distributions from net realized gains	(0.43)	(0.78)	(0.65)	(0.25)	(2.01)
Total distributions	(0.82)	(1.17)	(0.98)	(0.55)	(2.34)
Net asset value at end of period	$18.38	$18.75	$18.24	$19.12	$17.35
Total return	2.37%	10.14%	0.44%	13.71%	3.92%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.40%	0.40%	0.40%	0.40%	0.41%
Gross operating expenses[2]	0.40%	0.40%	0.40%	0.40%	0.41%
Net investment income (loss)	1.91%	1.99%	1.79%	1.67%	1.60%
Portfolio turnover rate	22%	11%	8%	46% [3]	15%
Net assets, end of period (x 1,000,000)	$518	$545	$515	$551	$516

1
Calculated based on the average shares outstanding during the period.
2
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
3
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 10% without including these transactions. There were no transaction costs associated with these transactions.
32
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 98.7% of net assets

Equity Funds 59.8%
International 14.9%
Schwab Fundamental Emerging Markets Large Company Index Fund	1,692,183	12,691,376
Schwab Fundamental International Large Company Index Fund	2,069,910	15,545,027
Schwab Fundamental International Small Company Index Fund	1,141,818	13,085,236
Schwab International Index Fund	1,932,045	35,858,755
		77,180,394
Large-Cap 33.0%
Schwab Fundamental US Large Company Index Fund	2,838,726	46,214,451
Schwab S&P 500 Index Fund	2,136,585	108,431,681
Schwab U.S. Large-Cap Growth Index Fund	257,207	16,142,289
		170,788,421
Real Estate 2.7%
Schwab U.S. REIT ETF	405,034	13,880,515
Small-Cap 9.2%
Schwab Fundamental US Small Company Index Fund	1,204,677	14,419,988
Schwab Small-Cap Index Fund	1,226,610	33,339,271
		47,759,259
		309,608,589

Fixed-Income Funds 36.2%
Intermediate-Term Bond 35.2%
Schwab U.S. Aggregate Bond Index Fund	16,965,754	182,212,199
Security	Number of Shares	Value ($)
Short-Term Bond 1.0%
Schwab Short-Term Bond Index Fund	521,549	5,403,247
		187,615,446

Money Market Fund 2.7%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	13,761,952	13,767,457
Total Affiliated Underlying Funds
(Cost $375,943,680)		510,991,492
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 1.2% of net assets

Time Deposits 1.2%
JPMorgan Chase Bank
0.01%, 11/02/20 (b)	5,212,778	5,212,778
Skandinaviska Enskilda Banken
0.01%, 11/02/20 (b)	913,590	913,590
Total Short-Term Investments
(Cost $6,126,368)		6,126,368
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust

33
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Portfolio Holdings as of October 31, 2020 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2020:
Affiliated Underlying Funds	Value at 10/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 10/31/20	Balance of Shares Held at 10/31/20	Distributions Received*
Schwab Fundamental Emerging Markets Large Company Index Fund	$13,985,994	$2,288,100	($1,150,000)	($128,872)	($2,303,846)	$12,691,376	1,692,183	$548,100
Schwab Fundamental International Large Company Index Fund	16,361,563	2,255,633	(520,000)	(125,873)	(2,426,296)	15,545,027	2,069,910	605,633
Schwab Fundamental International Small Company Index Fund	13,942,514	1,973,121	(1,950,000)	(100,622)	(779,777)	13,085,236	1,141,818	383,121
Schwab Fundamental US Large Company Index Fund	49,891,262	7,941,363	(8,485,000)	361,513	(3,494,687)	46,214,451	2,838,726	2,591,363
Schwab Fundamental US Small Company Index Fund	24,552,319	3,402,956	(10,990,000)	(710,614)	(1,834,673)	14,419,988	1,204,677	912,956
Schwab International Index Fund	38,010,985	4,229,143	(2,840,001)	(70,886)	(3,470,486)	35,858,755	1,932,045	1,189,143
Schwab S&P 500 Index Fund	114,675,422	9,125,313	(24,005,000)	12,958,251	(4,322,305)	108,431,681	2,136,585	2,275,313
Schwab Short-Term Bond Index Fund	—	6,017,359	(685,735)	—	71,623	5,403,247	521,549	51,631
Schwab Small-Cap Index Fund	56,788,172	8,543,448	(28,470,000)	6,790,168	(10,312,517)	33,339,271	1,226,610	3,443,449
Schwab U.S. Aggregate Bond Index Fund	189,452,490	31,779,584	(45,186,810)	1,497,274	4,669,661	182,212,199	16,965,754	4,559,509
Schwab U.S. Large-Cap Growth Index Fund	—	16,050,000	(3,760,000)	539,467	3,312,822	16,142,289	257,207	—
Schwab U.S. REIT ETF	—	18,258,171	(1,078,345)	(249,787)	(3,049,524)	13,880,515	405,034	235,543
Schwab Variable Share Price Money Fund, Ultra Shares	23,045,463	1,683,413	(10,960,000)	2,727	(4,146)	13,767,457	13,761,952	163,360
Total	$540,706,184	$113,547,604	($140,080,891)	$20,762,746	($23,944,151)	$510,991,492		$16,959,121
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$510,991,492	$—	$—	$510,991,492
Short-Term Investments[1]	—	6,126,368	—	6,126,368
Total	$510,991,492	$6,126,368	$—	$517,117,860
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.
34
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in affiliated underlying funds, at value (cost $375,943,680)		$510,991,492
Investments in unaffiliated issuers, at value (cost $6,126,368)		6,126,368
Receivables:
Investments sold		1,830,005
Dividends		356,614
Fund shares sold		276,139
Prepaid expenses	+	17,391
Total assets		519,598,009
Liabilities
Payables:
Investments bought		1,506,509
Investment adviser and administrator fees		60,659
Shareholder service fees		112,537
Fund shares redeemed		239,421
Accrued expenses	+	59,749
Total liabilities		1,978,875
Net Assets
Total assets		519,598,009
Total liabilities	–	1,978,875
Net assets		$517,619,134
Net Assets by Source
Capital received from investors		358,511,508
Total distributable earnings		159,107,626

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$517,619,134		28,154,862		$18.38

35
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends received from affiliated underlying funds		$12,122,036
Interest	+	15,037
Total investment income		12,137,073
Expenses
Investment adviser and administrator fees		686,149
Shareholder service fees		1,274,818
Shareholder reports		34,995
Registration fees		32,681
Portfolio accounting fees		25,895
Professional fees		24,078
Independent trustees’ fees		10,105
Transfer agent fees		9,640
Custodian fees		2,033
Other expenses	+	8,691
Total expenses		2,109,085
Expense reduction by CSIM and its affiliates	–	9,640
Net expenses	–	2,099,445
Net investment income		10,037,628
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		4,837,085
Net realized gains on sales of affiliated underlying funds	+	20,762,746
Net realized gains		25,599,831
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	(23,944,151)
Net realized and unrealized gains		1,655,680
Increase in net assets resulting from operations		$11,693,308
36
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$10,037,628	$10,507,329
Net realized gains		25,599,831	12,873,385
Net change in unrealized appreciation (depreciation)	+	(23,944,151)	27,918,849
Increase in net assets from operations		11,693,308	51,299,563
Distributions to Shareholders
Total distributions		($23,741,670)	($32,704,957)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,534,438	$63,437,613	4,645,103	$82,462,045
Shares reinvested		1,162,605	21,612,831	1,824,301	29,754,346
Shares redeemed	+	(5,586,534)	(99,936,630)	(5,649,914)	(100,958,347)
Net transactions in fund shares		(889,491)	($14,886,186)	819,490	$11,258,044
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		29,044,353	$544,553,682	28,224,863	$514,701,032
Total increase or decrease	+	(889,491)	(26,934,548)	819,490	29,852,650
End of period		28,154,862	$517,619,134	29,044,353	$544,553,682
37
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Conservative Portfolio
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$16.43	$15.63	$16.27	$15.31	$15.94
Income (loss) from investment operations:
Net investment income (loss)[1]	0.30	0.35	0.31	0.27	0.24
Net realized and unrealized gains (losses)	0.27	1.18	(0.38)	1.09	0.30
Total from investment operations	0.57	1.53	(0.07)	1.36	0.54
Less distributions:
Distributions from net investment income	(0.31)	(0.36)	(0.32)	(0.28)	(0.27)
Distributions from net realized gains	(0.19)	(0.37)	(0.25)	(0.12)	(0.90)
Total distributions	(0.50)	(0.73)	(0.57)	(0.40)	(1.17)
Net asset value at end of period	$16.50	$16.43	$15.63	$16.27	$15.31
Total return	3.57%	10.31%	(0.49%)	9.07%	3.68%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.42%	0.43%	0.41%	0.42%	0.43%
Gross operating expenses[2]	0.42%	0.43%	0.41%	0.42%	0.44%
Net investment income (loss)	1.84%	2.19%	1.93%	1.71%	1.61%
Portfolio turnover rate	35%	26%	9%	74% [3]	10%
Net assets, end of period (x 1,000,000)	$279	$263	$239	$251	$238

1
Calculated based on the average shares outstanding during the period.
2
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
3
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 23% without including these transactions. There were no transaction costs associated with these transactions.
38
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Conservative Portfolio
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 99.4% of net assets

Equity Funds 40.1%
International 10.0%
Schwab Fundamental Emerging Markets Large Company Index Fund	613,825	4,603,691
Schwab Fundamental International Large Company Index Fund	730,852	5,488,699
Schwab Fundamental International Small Company Index Fund	424,631	4,866,268
Schwab International Index Fund	695,115	12,901,329
		27,859,987
Large-Cap 22.1%
Schwab Fundamental US Large Company Index Fund	1,028,986	16,751,890
Schwab S&P 500 Index Fund	771,915	39,174,699
Schwab U.S. Large-Cap Growth Index Fund	89,908	5,642,623
		61,569,212
Real Estate 2.0%
Schwab U.S. REIT ETF	162,751	5,577,477
Small-Cap 6.0%
Schwab Fundamental US Small Company Index Fund	403,700	4,832,284
Schwab Small-Cap Index Fund	439,081	11,934,226
		16,766,510
		111,773,186

Fixed-Income Funds 56.0%
Intermediate-Term Bond 54.9%
Schwab U.S. Aggregate Bond Index Fund	14,264,340	153,199,010
Security	Number of Shares	Value ($)
Short-Term Bond 1.1%
Schwab Short-Term Bond Index Fund	286,487	2,968,009

Money Market Fund 3.3%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	9,215,287	9,218,973
Total Affiliated Underlying Funds
(Cost $222,938,922)		277,159,178
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.6% of net assets

Time Deposit 0.6%
Australia & New Zealand Banking Group Ltd.
0.01%, 11/02/20 (b)	1,812,113	1,812,113
Total Short-Term Investment
(Cost $1,812,113)		1,812,113
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust

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Schwab MarketTrack Conservative Portfolio
Portfolio Holdings as of October 31, 2020 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2020:
Affiliated Underlying Funds	Value at 10/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 10/31/20	Balance of Shares Held at 10/31/20	Distributions Received*
Schwab Fundamental Emerging Markets Large Company Index Fund	$4,603,496	$1,810,407	($900,000)	($123,841)	($786,371)	$4,603,691	613,825	$180,407
Schwab Fundamental International Large Company Index Fund	5,300,132	2,364,199	(1,340,000)	(61,234)	(774,398)	5,488,699	730,852	184,199
Schwab Fundamental International Small Company Index Fund	4,204,530	1,580,583	(620,000)	(37,518)	(261,327)	4,866,268	424,631	120,583
Schwab Fundamental US Large Company Index Fund	16,081,095	7,102,579	(5,400,000)	(51,862)	(979,922)	16,751,890	1,028,986	842,581
Schwab Fundamental US Small Company Index Fund	8,140,482	1,905,423	(4,460,000)	(180,351)	(573,270)	4,832,284	403,700	295,423
Schwab International Index Fund	12,298,142	3,914,738	(2,100,000)	(113,098)	(1,098,453)	12,901,329	695,115	384,737
Schwab S&P 500 Index Fund	37,203,924	13,239,187	(14,560,000)	939,392	2,352,196	39,174,699	771,915	739,187
Schwab Short-Term Bond Index Fund	—	3,231,825	(303,552)	1,722	38,014	2,968,009	286,487	28,277
Schwab Small-Cap Index Fund	18,249,017	5,452,850	(10,660,000)	1,519,779	(2,627,420)	11,934,226	439,081	1,102,850
Schwab U.S. Aggregate Bond Index Fund	144,260,615	44,889,923	(40,731,635)	726,996	4,053,111	153,199,010	14,264,340	3,735,141
Schwab U.S. Large-Cap Growth Index Fund	—	5,910,001	(1,640,000)	214,608	1,158,014	5,642,623	89,908	—
Schwab U.S. REIT ETF	—	7,860,200	(959,126)	(272,925)	(1,050,672)	5,577,477	162,751	94,341
Schwab Variable Share Price Money Fund, Ultra Shares	10,780,838	10,088,607	(11,650,000)	4,583	(5,055)	9,218,973	9,215,287	79,268
Total	$261,122,271	$109,350,522	($95,324,313)	$2,566,251	($555,553)	$277,159,178		$7,786,994
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$277,159,178	$—	$—	$277,159,178
Short-Term Investment[1]	—	1,812,113	—	1,812,113
Total	$277,159,178	$1,812,113	$—	$278,971,291
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.
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Schwab MarketTrack Conservative Portfolio
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in affiliated underlying funds, at value (cost $222,938,922)		$277,159,178
Investments in unaffiliated issuers, at value (cost $1,812,113)		1,812,113
Receivables:
Investments sold		2,640,874
Fund shares sold		431,023
Dividends		315,069
Prepaid expenses	+	20,453
Total assets		282,378,710
Liabilities
Payables:
Investments bought		314,864
Investment adviser and administrator fees		34,229
Shareholder service fees		63,736
Fund shares redeemed		3,034,970
Accrued expenses	+	48,262
Total liabilities		3,496,061
Net Assets
Total assets		282,378,710
Total liabilities	–	3,496,061
Net assets		$278,882,649
Net Assets by Source
Capital received from investors		223,048,809
Total distributable earnings		55,833,840

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$278,882,649		16,904,752		$16.50

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Schwab MarketTrack Conservative Portfolio
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends received from affiliated underlying funds		$6,228,005
Interest	+	7,933
Total investment income		6,235,938
Expenses
Investment adviser and administrator fees		360,010
Shareholder service fees		675,573
Registration fees		34,785
Portfolio accounting fees		23,232
Shareholder reports		22,003
Professional fees		21,735
Independent trustees’ fees		8,958
Transfer agent fees		5,208
Custodian fees		1,643
Other expenses	+	5,888
Total expenses		1,159,035
Expense reduction by CSIM and its affiliates	–	5,208
Net expenses	–	1,153,827
Net investment income		5,082,111
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		1,558,989
Net realized gains on sales of affiliated underlying funds	+	2,566,251
Net realized gains		4,125,240
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	(555,553)
Net realized and unrealized gains		3,569,687
Increase in net assets resulting from operations		$8,651,798
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Schwab MarketTrack Conservative Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$5,082,111	$5,503,537
Net realized gains		4,125,240	2,283,185
Net change in unrealized appreciation (depreciation)	+	(555,553)	16,814,789
Increase in net assets from operations		8,651,798	24,601,511
Distributions to Shareholders
Total distributions		($8,266,008)	($11,877,962)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,944,934	$97,316,710	5,250,695	$82,352,774
Shares reinvested		435,195	7,084,017	706,231	10,568,989
Shares redeemed	+	(5,509,526)	(89,276,819)	(5,219,713)	(81,340,605)
Net transactions in fund shares		870,603	$15,123,908	737,213	$11,581,158
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		16,034,149	$263,372,951	15,296,936	$239,068,244
Total increase	+	870,603	15,509,698	737,213	24,304,707
End of period		16,904,752	$278,882,649	16,034,149	$263,372,951
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Schwab MarketTrack Portfolios
Financial Notes

1. Business Structure of the Funds:
Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, and Schwab MarketTrack Conservative Portfolio (the funds) are each a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab MarketTrack All Equity Portfolio	Schwab Target 2040 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2045 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2050 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Target 2055 Fund
Schwab S&P 500 Index Fund	Schwab Target 2060 Fund
Schwab Small-Cap Index Fund®	Schwab Fundamental US Large Company Index Fund
Schwab Total Stock Market Index Fund®	Schwab Fundamental US Small Company Index Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Fundamental International Large Company Index Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Fundamental International Small Company Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab International Index Fund®	Schwab Fundamental Global Real Estate Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2010 Index Fund
Schwab Balanced Fund	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Hedged Equity Fund	Schwab Target 2040 Index Fund
Schwab Health Care Fund	Schwab Target 2045 Index Fund
Schwab International Core Equity Fund	Schwab Target 2050 Index Fund
Schwab Target 2010 Fund	Schwab Target 2055 Index Fund
Schwab Target 2015 Fund	Schwab Target 2060 Index Fund
Schwab Target 2020 Fund	Schwab Monthly Income Fund - Moderate Payout
Schwab Target 2025 Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Target 2030 Fund	Schwab Monthly Income Fund - Maximum Payout
Schwab Target 2035 Fund
The Schwab MarketTrack Portfolios are primarily “funds of funds.” Each of the funds seeks to achieve its investment objective by investing mainly in a combination of other Schwab Funds (underlying funds) in accordance with its target portfolio allocation. The funds may also invest directly in equity or fixed-income securities, other mutual funds, exchange-traded funds (ETFs) and cash equivalents, including money market securities, to achieve their investment objectives.
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the funds should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
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Schwab MarketTrack Portfolios
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Underlying funds: Mutual funds are valued at their respective net asset values (NAVs). Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates fair value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and ETFs. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial
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Schwab MarketTrack Portfolios
Financial Notes (continued)

2. Significant Accounting Policies (continued):
ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2020 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date). Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets. Each fund bears its share of the acquired fund fees and expenses of the underlying funds, which are indirect expenses incurred by the fund through its investments in the underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year, except for the Schwab MarketTrack Conservative Portfolio, which makes distributions from net investment income quarterly.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
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Schwab MarketTrack Portfolios
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(i) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The funds are subject to the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of a fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Exchange-Traded Fund (ETF) Risk. When a fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The funds may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain their allocations. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Underlying Fund Investment Risk. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest, which include any combination of the risks described below.
•   Investment Risk. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Investment Style Risk. Certain underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Such underlying funds follow these stocks during upturns as well as downturns. Because of their indexing strategy, these underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index.
•   Tracking Error Risk. Each underlying index fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. If the underlying fund utilizes a sampling approach, it may not track the return of the index as well as it would if the underlying fund purchased all of the securities in the index.
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Schwab MarketTrack Portfolios
Financial Notes (continued)

3. Risk Factors (continued):
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.
•   Real Estate Investment Risk. An underlying fund that has a policy of concentrating its investments in real estate companies and companies related to the real estate industry is subject to risks associated with the direct ownership of real estate securities. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
•   Money Market Fund Risk. The funds may invest in underlying money market funds that either seek to maintain a stable $1 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
•   Concentration Risk. To the extent that an underlying fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
•   Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.
•   Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
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Schwab MarketTrack Portfolios
Financial Notes (continued)

3. Risk Factors (continued):
•   Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
An underlying fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, liquidity risk and market risk are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gains. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility, and could cause an underlying fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
•   Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee of 0.13%, payable monthly, based on a percentage of each fund’s average daily net assets.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (Schwab), a broker-dealer affiliate of CSIM, (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have agreed with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses as a percentage of average daily net assets as follows:
Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
0.50%	0.50%	0.50%	0.50%
The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.
Investments in Affiliates
The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2020, each Schwab MarketTrack Portfolio’s ownership percentages of other related funds’ shares are:
Underlying Funds	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Schwab Fundamental Emerging Markets Large Company Index Fund	5.8%	4.5%	2.3%	0.8%
Schwab Fundamental International Large Company Index Fund	3.9%	3.1%	1.6%	0.6%
Schwab Fundamental International Small Company Index Fund	5.4%	4.3%	2.3%	0.8%
Schwab Fundamental US Large Company Index Fund	1.8%	2.0%	1.0%	0.4%
Schwab Fundamental US Small Company Index Fund	2.1%	2.1%	1.0%	0.3%
Schwab International Index Fund	1.4%	1.2%	0.6%	0.2%
Schwab S&P 500 Index Fund	0.4%	0.5%	0.2%	0.1%
Schwab Short-Term Bond Index Fund	—%	—%	0.3%	0.2%
Schwab Small-Cap Index Fund	1.6%	1.7%	0.8%	0.3%
Schwab U.S. Aggregate Bond Index Fund	—%	2.5%	3.8%	3.2%
Schwab U.S. Large-Cap Growth Index Fund	6.4%	5.2%	3.3%	1.2%
Schwab U.S. REIT ETF	0.7%	0.7%	0.3%	0.1%
Schwab Variable Share Price Money Fund, Ultra Shares	—%	0.5%	0.4%	0.2%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.
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Financial Notes (continued)

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 1, 2020. On October 1, 2020, the Syndicated Credit Facility was amended to run for a new 364 day period with a line of credit of $850 million, maturing on September 30, 2021. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on November 29, 2019. On November 29, 2019, the Uncommitted Credit Facility was amended to run for a new 364 day period, which was scheduled to mature on November 27, 2020. However, on October 1, 2020, the Uncommitted Credit Facility was amended to run for a new 364 day period with a line of credit of $400 million, maturing on September 30, 2021. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2020, purchases and sales of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales of Securities
Schwab MarketTrack All Equity Portfolio	$115,862,291	$148,200,000
Schwab MarketTrack Growth Portfolio	143,250,366	193,387,027
Schwab MarketTrack Balanced Portfolio	113,547,604	140,080,891
Schwab MarketTrack Conservative Portfolio	109,350,522	95,324,313

8. Federal Income Taxes:
As of October 31, 2020, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Tax cost	$442,462,478	$508,103,979	$386,191,026	$228,128,200
Gross unrealized appreciation	$201,190,755	$248,542,267	$142,560,393	$55,385,917
Gross unrealized depreciation	(21,155,720)	(9,226,301)	(11,633,559)	(4,542,826)
Net unrealized appreciation (depreciation)	$180,035,035	$239,315,966	$130,926,834	$50,843,091
As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:
	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Undistributed ordinary income	$—	$614,921	$2,982,542	$971,204
Undistributed long-term capital gains	39,351,108	51,712,200	25,198,250	4,019,545
Net unrealized appreciation (depreciation) on investments	180,035,035	239,315,966	130,926,834	50,843,091
Total	$219,386,143	$291,643,087	$159,107,626	$55,833,840
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Financial Notes (continued)

8. Federal Income Taxes (continued):
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2020, the funds had no capital loss carryforwards available to offset future net capital gains.
For tax purposes, late-year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended October 31, 2020, the funds had ordinary losses deferred as follows:
	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Ordinary losses deferred	($1,603,991)	$—	$—	$—
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Current fiscal year end distributions
Ordinary income	$19,507,535	$16,953,005	$12,876,300	$5,723,865
Long-term capital gains	25,182,760	29,262,151	10,865,370	2,542,143
Prior fiscal year end distributions
Ordinary income	$13,644,585	$16,219,023	$10,931,597	$5,884,258
Long-term capital gains	14,361,968	23,708,153	21,773,360	5,993,704
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2020, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2020, the funds did not incur any interest or penalties.

9. Independent Registered Public Accounting Firm:
On June 8, 2020, the Audit, Compliance and Valuation Committee of the Board approved, and on June 9, 2020, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Schwab Funds Complex for fiscal periods ending after June 8, 2020.
On June 8, 2020, the PricewaterhouseCoopers LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Schwab Funds Complex. The Prior Auditor’s reports on the financial statements of the funds for the past two fiscal years, the years ended October 31, 2018 and October 31, 2019, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal year-ends and through June 8, 2020, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the funds’ financial statements for such periods; or (2) “reportable events,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.
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Financial Notes (continued)

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio (the “Funds”), four of the funds constituting Schwab Capital Trust, as of October 31, 2020, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year ended October 31, 2019 and the financial highlights for each of the four years in the period ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such statements of changes in net assets and financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 16, 2020
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

The funds may elect to pass on the benefits of the foreign tax credit to their shareholders for the fiscal year ended October 31, 2020. The foreign tax credit and the foreign source income amounts are as follows:
	Foreign Tax Credit	Foreign Source Income
Schwab MarketTrack All Equity Portfolio	$728,235	$6,494,759
Schwab MarketTrack Growth Portfolio	575,370	5,131,112
Schwab MarketTrack Balanced Portfolio	289,948	2,582,406
Schwab MarketTrack Conservative Portfolio	92,687	824,270
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2020, qualify for the corporate dividends received deduction:
Percentage
Schwab MarketTrack All Equity Portfolio	48.83
Schwab MarketTrack Growth Portfolio	48.96
Schwab MarketTrack Balanced Portfolio	33.26
Schwab MarketTrack Conservative Portfolio	21.33
For the fiscal year ended October 31, 2020, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2021 via IRS form 1099 of the amounts for use in preparing their 2020 income tax return.

Schwab MarketTrack All Equity Portfolio	$18,047,189
Schwab MarketTrack Growth Portfolio	14,198,525
Schwab MarketTrack Balanced Portfolio	7,156,364
Schwab MarketTrack Conservative Portfolio	2,040,585
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2020:

Schwab MarketTrack All Equity Portfolio	$25,182,760
Schwab MarketTrack Growth Portfolio	29,262,151
Schwab MarketTrack Balanced Portfolio	10,865,370
Schwab MarketTrack Conservative Portfolio	2,542,143
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Liquidity Risk Management Program  (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The Funds’ Board of Trustees (the “Board”) has designated the Funds’ investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”) as the administrator of the program. Personnel of CSIM or its affiliates conduct the day-to-day operation of the program.
Under the program, CSIM manages a Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The program is reasonably designed to assess and manage a Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. CSIM’s process of determining the degree of liquidity of each Fund’s investments is supported by third-party liquidity assessment vendors.
The Funds’ Board reviewed a report at its meeting held on September 22, 2020 prepared by CSIM regarding the operation and effectiveness of the program for the period June 1, 2019, through May 31, 2020. No significant liquidity events impacting any of the Funds were noted in the report. In addition, CSIM provided its assessment that the program had been operating effectively in managing each Fund’s liquidity risk.
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of CSIM and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information relating to the continuance of the Agreement with respect to the Funds at meetings held on May 11, 2020 and June 9, 2020, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 9, 2020 called for the purpose of voting on such approval.1
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to each Fund and its shareholders. The Trustees also considered Schwab’s

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wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit Fund shareholders who are brokerage clients of Schwab. Finally, the Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition, including Schwab’s ability to maintain consistent operations and service levels during recent periods of remote work and market volatility. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, yield, if applicable, and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Although Schwab MarketTrack All Equity Portfolio and Schwab MarketTrack Conservative Portfolio each had performance that lagged that of its respective peer group for certain periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to each Fund, including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with each Fund’s investment objective and policies and that CSIM had taken steps designed to help improve performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that with respect to each Fund, the performance of such Fund supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of products and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. The Trustees noted that shareholders of the Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Funds invest. Following such evaluation, the Board concluded, within the context of its full deliberations, that, with respect to each Fund, the expenses of such Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because each Fund invests a portion of its assets in other funds within the Schwab fund complex, the Trustees considered whether CSIM indirectly benefits from the Funds’ investments in other underlying funds managed by CSIM. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to

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the Funds and their shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by CSIM and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that CSIM has shared any economies of scale with the Funds by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continues to increase as a result of regulatory or other developments. The Trustees considered that CSIM and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets were relatively small, for example, in the case of newer funds or funds with investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

[1]	The meeting on June 9, 2020 was held telephonically in reliance on exemptive relief from the in-person voting requirement under the 1940 Act as provided by the Securities and Exchange Commission.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 100 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	100	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	100	Director (2005 – 2020), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	100	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	100	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	100	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	100	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	100	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	100	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	100	Director (2012 – present), Eaton Corporation plc

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	100	Director (2008 – present), The Charles Schwab Corporation
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Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present), Charles Schwab Investment Advisory, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	100	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	100	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present), Charles Schwab Investment Advisory, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

All Equity Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective July 1, 2020, the index is composed of 31.33% S&P 500 Index, 5.0% Russell 1000 Growth Index, 13.5% Russell RAFI US Large Company Index, 10.33% Russell 2000 Index, 4.5% Russell RAFI US Small Company Index, 13.83% MSCI EAFE Index (Net), 6.0% Russell RAFI Developed ex US Large Company Index (Net), 5.0% Russell RAFI Developed ex US Small Company Index (Net), 5.0% Russell RAFI Emerging Markets Large Company Index (Net), 5.0% Dow Jones Equity All REIT Capped Index, and 0.5% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From February 28, 2020 through June 30, 2020, the index was composed of 31.33% S&P 500 Index, 5.0% Russell 1000 Growth Index, 13.5% Russell RAFI US Large Company Index, 10.33% Russell 2000 Index, 4.5% Russell RAFI US Small Company Index, 13.83% MSCI EAFE Index (Net), 6.0% Russell RAFI Developed ex US Large Company Index (Net), 5.0% Russell RAFI Developed ex US Small Company Index (Net), 5.0% Russell RAFI Emerging Markets Large Company Index (Net), 5.0% Dow Jones U.S. Select REIT Index, and 0.5% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From December 1, 2014 through February 27, 2020, the index was composed of 31.33% S&P 500 Index, 17.33% Russell 2000 Index, 13.50% Russell RAFI US Large Company Index, 7.50% Russell RAFI US Small Company Index, 13.83% MSCI EAFE Index (Net), 6% Russell RAFI Developed ex US Large Company Index (Net), 5% Russell RAFI Developed ex US Small Company Index (Net), 5% Russell RAFI Emerging Markets Large Company Index (Net), and 0.5% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From March 1, 2014 through November 30, 2014, the index was comprised of 45% S&P 500 Index, 25% Russell 2000 Index and 30% MSCI EAFE Index (Net). On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was comprised of 70% Dow Jones U.S. Total Stock Market Index and 30% MSCI EAFE Index (Net). Percentages listed may not total to 100% due to rounding.
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Balanced Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective July 1, 2020 the index is composed of 21.0% S&P 500 Index, 3.0% Russell 1000 Growth Index, 9.0% Russell RAFI US Large Company Index, 6.3% Russell 2000 Index, 2.7% Russell RAFI US Small Company Index, 7.0% MSCI EAFE Index (Net), 3.0% Russell RAFI Developed ex US Large Company Index (Net), 2.5% Russell RAFI Developed ex US Small Company Index (Net), 2.5% Russell RAFI Emerging Markets Large Company Index (Net), 3.0% Dow Jones Equity All REIT Capped Index, 35.0% Bloomberg Barclays US Aggregate Bond Index, 1.0% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 4.0% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From February 28, 2020 through June 30, 2020, the index was composed of 21% S&P 500 Index, 3.0% Russell 1000 Growth Index, 9.0% Russell RAFI US Large Company Index, 6.3% Russell 2000 Index, 2.7% Russell RAFI US Small Company Index, 7.0% MSCI EAFE Index (Net), 3.0% Russell RAFI Developed ex US Large Company Index (Net), 2.5% Russell RAFI Developed ex US Small Company Index (Net), 2.5% Russell RAFI Emerging Markets Large Company Index (Net), 3.0% Dow Jones U.S. Select REIT Index, 35.0% Bloomberg Barclays US Aggregate Bond Index, 1.0% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 4.0% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From
December 1, 2014 through February 27, 2020, the Balanced Composite Index was composed of 21% S&P 500 Index, 10.5% Russell 2000 Index, 9% Russell RAFI US Large Company Index, 4.5% Russell RAFI US Small Company Index, 7% MSCI EAFE Index (Net), 3% Russell RAFI Developed ex US Large Company Index (Net), 2.5% Russell RAFI Developed ex US Small Company Index (Net), 2.5% Russell RAFI Emerging Markets Large Company Index (Net), 35% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From March 1, 2014 through November 30, 2014, the index was comprised of 30% S&P 500 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index (Net), 35% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1-3 Month Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was comprised of 45% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE Index (Net), 35% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1-3 Month Index. Percentages listed may not total to 100% due to rounding.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Government/Credit 1–5 Year Index An index that is a broad-based benchmark measuring the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have a remaining maturity greater than or equal to one year and less than five years. The index excludes certain types of securities, including, bonds with equity type features (e.g., warrants, convertibles and preferreds), tax-exempt municipal securities, inflation-linked bonds, floating rate issues, strips, private placements, U.S. dollar-denominated 25 and 50 par retail bonds, structured notes and pass-through certificates. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.

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bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Conservative Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective July 1, 2020, the index is composed of 14.0% S&P 500 Index, 2.0% Russell 1000 Growth Index, 6.0% Russell RAFI US Large Company Index, 4.67% MSCI EAFE Index (Net), 4.2% Russell 2000 Index, 1.8% Russell RAFI US Small Company Index, 2.0% Russell RAFI Developed ex US Large Company Index (Net), 1.67% Russell RAFI Developed ex US Small Company Index (Net), 1.67% Russell RAFI Emerging Markets Large Company Index (Net), 2.0% Dow Jones Equity All REIT Capped Index, 55.0% Bloomberg Barclays US Aggregate Bond Index, 1.0% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 4.0% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From February 28, 2020 through June 30, 2020, the index was composed of 14.0% S&P 500 Index, 2.0% Russell 1000 Growth Index, 6.0% Russell RAFI US Large Company Index, 4.67% MSCI EAFE Index (Net), 4.2% Russell 2000 Index, 1.8% Russell RAFI US Small Company Index, 2.0% Russell RAFI Developed ex US Large Company Index (Net), 1.67% Russell RAFI Developed ex US Small Company Index (Net), 1.67% Russell RAFI Emerging Markets Large Company Index (Net), 2.0% Dow Jones U.S. Select REIT Index, 55.0% Bloomberg Barclays US Aggregate Bond Index, 1.0% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 4.0% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From December 1, 2014, through February 27, 2020, the index was composed of 14.0% S&P 500 Index, 7.0% Russell 2000 Index, 6.0% Russell RAFI US Large Company Index, 3.0% Russell RAFI US Small Company Index, 4.67% MSCI EAFE Index (Net), 2.0% Russell RAFI Developed ex US Large Company Index (Net), 1.67% Russell RAFI Developed ex US Small Company Index (Net), 1.67% Russell RAFI Emerging Markets Large Company Index (Net), 55.0% Bloomberg Barclays US Aggregate Bond Index, and 5.0% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From March 1, 2014 through November 30, 2014, the index was composed of 20% S&P 500 Index, 10% Russell 2000 Index, 10% MSCI EAFE Index (Net), 55% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1-3 Month Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was composed of 30% Dow Jones U.S. Total Stock Market Index, 10% MSCI EAFE Index (Net), 55% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1-3 Month Index. Percentages listed may not total to 100% due to rounding.
Dow Jones Equity All REIT Capped Index  A float-adjusted market cap weighted index that is designed to measure all equity real estate investment trusts (REITs) in the Dow Jones U.S. Total Stock Market Index, as defined by the S&P Dow Jones Indices REIT/RESI Industry Classification Hierarchy, that meet the minimum float market capitalization (FMC) and liquidity thresholds. The aggregate weight of all companies weighing more than 4.5% cannot exceed 22.5%, and no single company’s weight can exceed 10%. The index is reviewed daily based on each company’s capped market capitalization weight. Daily capping is only performed when the sum of companies with weights great than 5% exceeds 25%.
Dow Jones U.S. Select REIT Index   An index that is a float-adjusted market-capitalization weighted index comprised of income-producing commercial and/or residential real estate investment trusts (REITs). The index excludes mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, homebuilders, large landowners and sub-dividers of unimproved land, hybrid REITs, timber REITs and companies that have more than 25% of their assets in direct mortgage investments.
Dow Jones U.S. Total Stock Market Index   An index which includes all publicly traded stocks of companies headquartered in the United States for which pricing information is readily available. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE non-US Dollar World Government Bond Index  A market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least 1 year.
Growth Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective July 1, 2020 the index is composed of 28.0% S&P 500 Index, 3.3% Russell 1000 Growth Index, 12.0% Russell RAFI US Large Company Index, 8.9% Russell 2000 Index, 3.8% Russell RAFI US Small Company Index, 9.33% MSCI EAFE Index (Net), 4.0% Russell RAFI Developed ex US Large Company Index (Net), 3.33% Russell RAFI Developed ex US Small Company Index (Net), 3.33% Russell RAFI Emerging Markets Large Company Index (Net), 4.0% Dow Jones Equity All REIT Capped Index, 16.0% Bloomberg Barclays US Aggregate Bond Index, and 4.0% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From February 28, 2020 through June 30, 2020, the index was composed of 28.0% S&P 500 Index, 3.3% Russell 1000 Growth Index, 12.0% Russell RAFI US Large Company Index, 8.9% Russell 2000 Index, 3.8% Russell RAFI US Small Company Index, 9.33% MSCI EAFE Index (Net), 4.0% Russell RAFI Developed ex US Large Company Index (Net), 3.33% Russell RAFI Developed ex US Small Company Index (Net), 3.33% Russell RAFI Emerging Markets Large Company Index (Net), 4.0% Dow Jones U.S. Select REIT Index, 16.0% Bloomberg Barclays US Aggregate Bond Index, and 4.0% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From December 1, 2014 through February 27, 2020, the Growth Composite Index was composed of 28% S&P 500 Index, 14% Russell 2000 Index, 12% Russell RAFI US Large Company Index, 6% Russell RAFI US Small Company Index, 9.33% MSCI EAFE Index (Net), 4% Russell RAFI Developed ex US Large Company Index (Net), 3.33% Russell RAFI Developed ex US Small Company Index (Net), 3.33% Russell RAFI Emerging Markets Large Company Index (Net), 15% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1-3 Month Index. From March 1, 2014 through November 30, 2014, the index was comprised of 40% S&P 500 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index (Net), 15%

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Schwab MarketTrack Portfolios
Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1-3 Month Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014 the index was comprised of 60% Dow Jones U.S. Total Stock Market Index, 20% MSCI EAFE Index (Net), 15% Bloomberg Barclays US Aggregate Bond Index, and 5% Bloomberg Barclays US Treasury Bills 1-3 Month Index. Percentages listed may not total to 100% due to rounding.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI Developed ex US Large Company Index (Net)  An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Developed ex US Small Company Index (Net)  An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores rank below the 87.5% threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the smallest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Emerging Markets Large Company Index (Net)  An index that ranks emerging market companies in the FTSE Global Total Cap Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the emerging companies in the FTSE Global Total Cap Index measures the performance of the investable securities in emerging countries globally.
Russell RAFI US Large Company Index  An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Large Company Index includes only those securities that are members of the U.S. portion whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
Russell RAFI US Small Company Index  An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Small Company Index includes only those securities that are members of the U.S. portion and rank below the 87.5% fundamental score threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Schwab MarketTrack Portfolios
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements; and
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2020 Schwab Funds. All rights reserved.

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Schwab MarketTrack Portfolios
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab High Yield Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2020 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR13813-23
00252655

Annual Report  |  October 31, 2020
Schwab Target Funds

Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab Target 2060 Fund
New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.

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Schwab Target Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2020
Schwab Target 2010 Fund (Ticker Symbol: SWBRX)	6.38%
Target 2010 Composite Index	5.24%
Fund Category: Morningstar Target-Date 2000-2010[1]	5.55%
Performance Details	pages 8-10

Schwab Target 2015 Fund (Ticker Symbol: SWGRX)	6.41%
Target 2015 Composite Index	5.12%
Fund Category: Morningstar Target-Date 2015[1]	5.34%
Performance Details	pages 11-13

Schwab Target 2020 Fund (Ticker Symbol: SWCRX)	6.33%
Target 2020 Composite Index	5.10%
Fund Category: Morningstar Target-Date 2020[1]	4.65%
Performance Details	pages 14-16

Schwab Target 2025 Fund (Ticker Symbol: SWHRX)	5.98%
Target 2025 Composite Index	4.46%
Fund Category: Morningstar Target-Date 2025[1]	5.01%
Performance Details	pages 17-19

Schwab Target 2030 Fund (Ticker Symbol: SWDRX)	5.81%
Target 2030 Composite Index	3.98%
Fund Category: Morningstar Target-Date 2030[1]	5.10%
Performance Details	pages 20-22
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Performance at a Glance (continued)

Total Return for the 12 Months Ended October 31, 2020
Schwab Target 2035 Fund (Ticker Symbol: SWIRX)	5.51%
Target 2035 Composite Index	3.63%
Fund Category: Morningstar Target-Date 2035[1]	5.12%
Performance Details	pages 23-25

Schwab Target 2040 Fund (Ticker Symbol: SWERX)	5.31%
Target 2040 Composite Index	3.33%
Fund Category: Morningstar Target-Date 2040[1]	4.74%
Performance Details	pages 26-28

Schwab Target 2045 Fund (Ticker Symbol: SWMRX)	5.10%
Target 2045 Composite Index	3.00%
Fund Category: Morningstar Target-Date 2045[1]	4.73%
Performance Details	pages 29-31

Schwab Target 2050 Fund (Ticker Symbol: SWNRX)	4.96%
Target 2050 Composite Index	2.80%
Fund Category: Morningstar Target-Date 2050[1]	4.49%
Performance Details	pages 32-34

Schwab Target 2055 Fund (Ticker Symbol: SWORX)	4.86%
Target 2055 Composite Index	2.67%
Fund Category: Morningstar Target-Date 2055[1]	4.61%
Performance Details	pages 35-37

Schwab Target 2060 Fund (Ticker Symbol: SWPRX)	4.73%
Target 2060 Composite Index	2.51%
Fund Category: Morningstar Target-Date 2060+[1]	4.49%
Performance Details	pages 38-40
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
Equity market performance for the 12-month reporting period ended October 31, 2020 barely hints at the market turmoil investors endured this year. U.S. and international equity markets ended the period with mixed gains, including a 9.7% rise for the S&P 500® Index, a bellwether for the overall U.S. stock market, and most fixed-income markets ended the period with moderate gains. However, the past year was one of the most volatile in history. Market gains were robust through the last week of February 2020 before being wiped out as the spreading COVID-19 pandemic drove equities and corporate bonds sharply lower. In mid-March, market volatility spiked to its highest level since the peak of the Great Recession in 2008 with the S&P 500® Index dropping 30% over just 22 trading days in late February and early March. By early September, however, most broad U.S. equity markets had regained all the ground they lost in March, propelling the S&P 500® Index to new record highs. However, markets retreated and volatility began to increase again throughout September and October in the face of a resurgence of COVID-19 infections, corporate earnings concerns, and growing uncertainty regarding the U.S. election.
High levels of volatility can undermine our confidence as investors, which can lead to emotion-based trading. Although it is important to reassess your individual risk tolerance and make strategic adjustments to your portfolio from time to time, impulsive reactions driven by fear can often make investing outcomes worse. At Charles Schwab Investment Management, we believe that the best way to avoid these pitfalls is to maintain a long-term investing plan. A commitment to a long-term investing plan can help make it significantly easier and less stressful to stay the course when market volatility rises.
For investors who don’t have the time or desire to take on managing ongoing asset allocation and diversification decisions—and making changes as they approach retirement—the Schwab Target Funds offer an all-in-one portfolio solution. Each fund’s investments are allocated along its “glide path” based on your expected retirement date, and is designed to reflect an investor’s risk tolerance and investment goals as they change over time. As your target retirement date approaches, allocations shift from equity funds to fixed-income funds and from actively managed strategies to index strategies. The funds can help you maintain a diversified portfolio that reflects your evolving risk appetite at every stage of your investment lifecycle up to and through retirement.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Target Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ A commitment to a long-term investing plan can help make it significantly easier and less stressful to stay the course when market volatility rises.”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
The Investment Environment

The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. For the reporting period, the S&P 500® Index returned 9.71%, with sectors that benefitted as a result of the COVID-19 pandemic and associated stay-at-home orders, such as the information technology sector, outperforming other sectors that were more impacted by the COVID-19 pandemic. U.S. large-cap stocks outperformed small-cap stocks, with the Russell 1000® Index and the Russell 2000® Index returning 10.87% and -0.14%, respectively, for the reporting period. Among large-cap stocks, growth stocks outperformed value stocks by a large margin, with the Russell 1000® Growth Index and Russell 1000® Value Index returning 29.22% and -7.57%, respectively, for the reporting period. Among international markets, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned -6.86% for the reporting period and the MSCI Emerging Markets Index (Net)* returned 8.25% for the reporting period. Fixed-income markets were particularly strong over the period with the Bloomberg Barclays US Aggregate Bond Index returning 6.19% and the FTSE non-US Dollar World Government Bond Index returning 4.99% for the reporting period.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2020

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
The Investment Environment (continued)

Prior to the onset of the COVID-19 pandemic, the U.S. economy, despite ongoing trade tensions with China, maintained steady growth, albeit at a slowing pace. However, amid the fallout of the COVID-19 pandemic, the U.S. entered recessionary territory with record speed. U.S. gross domestic product (GDP) fell steeply, declining 5.0% and 31.4% for the first and second quarters of 2020, respectively, with the second quarter representing the largest contraction in U.S. GDP since 1947 when modern GDP measurements began. GDP subsequently jumped by 33.1% for the third quarter of 2020, reflecting increased consumer and business spending. Unemployment remained at record lows through February before a record number of unemployment claims in March resulted in the largest monthly increase in the U.S. unemployment rate since January 1975. In April, this record was broken again when unemployment skyrocketed, rising to the highest level since the Great Depression. Unemployment declined in May through October, dropping below double digits beginning in August. Consumer confidence remained solid through February, but was volatile over the remainder of the reporting period.
Outside the U.S., conditions continued to soften, dampened by slowing economic output, slumping world trade, geopolitical concerns, and the COVID-19 pandemic. The COVID-19 pandemic exacerbated economic weakness around the globe, dramatically slowing growth amid stay-at-home orders, supply chain disruptions, and broadly diminishing demand. In the first half of the reporting period, oil prices deteriorated amid significantly reduced demand, coupled with rising U.S. crude production and a price war between Russia and Saudi Arabia. In April, oil futures briefly fell into negative territory as storage capacity evaporated and demand waned. However, as production was slashed, relieving pressure on constrained storage capacity, demand also stabilized. First and second quarter 2020 growth was negative in the eurozone and the United Kingdom. In January, Brexit occurred with the formal departure of the United Kingdom from the European Union resulting in an 11-month transition period with respect to economic and customs matters. Japan fared slightly better, although GDP still contracted for the first and second quarters of 2020. Even China and India, which had maintained stronger growth than many developed countries, showed weakness. In China, GDP contracted in the first quarter, but rebounded in the second and third quarters. While India’s second quarter GDP contracted, third quarter GDP was positive.
Many central banks around the world, including the U.S. Federal Reserve (Fed), reduced their policy rates over the reporting period, while others maintained low—and for some international central banks, negative—interest rates. In the U.S., after enacting three interest rate cuts in the second half of 2019 and as the economic implications of the COVID-19 pandemic grew, the Fed cut interest rates by 0.50% in early March and by 1.00% in mid-March, resulting in a federal funds rate of 0.00% to 0.25%. In addition, the Fed also announced extensive emergency measures to support the economy in light of the COVID-19 pandemic, including large purchases of U.S. Treasuries and other securities to support smooth market function, facilitating the flow of credit to municipalities, new financing for employers, consumers, and businesses, and the establishment of facilities to support credit to businesses and consumers alike. In August, the Fed announced that it was shifting its interest rate policy approach to potentially allow inflation to rise above its 2% target for periods of time even in times of rising employment. Outside the U.S., central banks were similarly accommodative. The European Central Bank held its policy rate at 0.00%, unchanged since March 2016, and launched a new asset purchase program to help counter the impact of the COVID-19 pandemic. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016, and increased the annual pace of its purchases of exchange-traded funds (ETFs) and other assets. The Bank of England lowered its key official bank rate from 0.75% to 0.10% in two emergency rate cuts in March. Central banks in key emerging market economies—including China, India, Mexico, Russia, and Thailand—lowered their policy rates or maintained already low rates in response to pandemic-driven pressures.
Throughout most of the reporting period, bond prices rose on strong demand, driving yields down. (Bond prices and bond yields typically move in opposite directions.) Corporate credit markets were particularly strong. At the end of March 2020, as equity markets plummeted, as investors sought the perceived safety of asset classes such as fixed-income securities, and as the Fed implemented additional rate cuts, demand for U.S. Treasuries soared, driving yields to historic lows. The yield on the 10-year U.S. Treasury fell from 1.69% at the beginning of the reporting period to 0.88% at the end of the reporting period. The yield on the three-month U.S. Treasury fell from 1.54% to 0.09% over the reporting period. Yields on longer-term U.S. Treasuries trended upward late in the reporting period in anticipation of a new fiscal aid package and hope for economic improvement in 2021.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Fund Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the co-management of the funds. Prior to joining CSIM in January 2012, Ms. Tang was a product manager at Thomson Reuters and from 1997 to 2009 worked as a portfolio manager at Barclays Global Investors (now known as BlackRock).

Patrick Kwok, CFA, Portfolio Manager, is responsible for the co-management of the funds. Previously, Mr. Kwok served as an associate portfolio manager with CSIM from 2012 to 2016. Prior to that, he worked as a fund administration manager for CSIM, where he was responsible for oversight of sub-advisers, trading, cash management, and fund administration for the Charles Schwab Trust Bank Collective Investment Trusts and Schwab’s multi-asset mutual funds. Prior to joining CSIM in 2008, Mr. Kwok spent two years as an asset operations specialist at Charles Schwab Trust Company. He also worked for one year at State Street Bank & Trust as a portfolio accountant and pricing specialist.

Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund as of October 31, 2020

The Schwab Target 2010 Fund (the 2010 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2010 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2020, the 2010 Fund’s asset allocation was approximately 35.3% equity securities, 60.1% fixed-income securities, and 4.6% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2010 Fund’s Portfolio Holdings included in this report.)
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2020, the 2010 Fund returned 6.38%. The 2010 Fund’s internally calculated comparative index, the Target 2010 Composite Index (the composite index), returned 5.24%.
Positioning and Strategies. The 2010 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2010 Fund’s fixed-income allocations provided the largest contribution to the total return of the 2010 Fund. The Schwab U.S. Aggregate Bond Index Fund was the top contributor to the total return of the 2010 Fund, returning approximately 6.1% for the reporting period and generally tracking its comparative index, the Bloomberg Barclays US Aggregate Bond Index, which returned approximately 6.2%.
The 2010 Fund’s U.S. equity allocations also contributed to the total return of the 2010 Fund, particularly among U.S. large-cap equity exposures, but detracted from relative performance. The Schwab S&P 500 Index Fund, which returned approximately 9.7% for the reporting period, generally tracked its comparative index, the S&P 500® Index. The ClearBridge Large Cap Growth Fund (Class IS) also contributed positively to the total return and relative performance of the 2010 Fund.
The 2010 Fund’s international equity allocations provided the smallest contribution to the total return of the 2010 Fund. The Laudus International MarketMasters Fund contributed to the total return of the 2010 Fund, returning approximately 8.6% for the reporting period and outperforming its comparative index, the MSCI EAFE® Index (Net). The Schwab International Core Equity Fund detracted from the total return of the 2010 Fund, returning approximately -6.0% for the reporting period, but contributing to relative performance, as it outperformed its comparative index, the MSCI EAFE® Index (Net), which returned approximately -6.9%.
The 2010 Fund’s real estate allocation was the only allocation that detracted from the 2010 Fund’s total return. The Schwab Global Real Estate Fund was the largest detractor from the total return of the 2010 Fund and returned approximately -22.0% for the reporting period, slightly outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately -22.2%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2010 Fund (7/1/05)	6.38%	5.54%	5.76%
Dow Jones U.S. Total Stock Market IndexSM	9.99%	11.41%	12.75%
Bloomberg Barclays US Aggregate Bond Index	6.19%	4.08%	3.55%
Target 2010 Composite Index	5.24%	5.69%	5.82%
Fund Category: Morningstar Target-Date 2000-2010[2]	5.55%	5.62%	5.66%
Fund Expense Ratios[3]: Net 0.32%; Gross 0.49%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.32% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics
Number of Holdings	20
Portfolio Turnover Rate	27%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2015 Fund as of October 31, 2020

The Schwab Target 2015 Fund (the 2015 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2015 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2020, the 2015 Fund’s asset allocation was approximately 38.1% equity securities, 57.7% fixed-income securities and 4.3% cash and cash equivalents (including money market funds).1 (For portfolio allocations as of the end of this reporting period, please see the 2015 Fund’s Portfolio Holdings included in this report.)
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2020, the 2015 Fund returned 6.41%. The 2015 Fund’s internally calculated comparative index, the Target 2015 Composite Index (the composite index), returned 5.12%.
Positioning and Strategies. The 2015 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2015 Fund’s fixed-income allocations provided the largest contribution to the total return of the 2015 Fund. The Schwab U.S. Aggregate Bond Index Fund was the top contributor to the total return of the 2015 Fund, returning approximately 6.1% for the reporting period and generally tracking its comparative index, the Bloomberg Barclays US Aggregate Bond Index, which returned approximately 6.2%.
The 2015 Fund’s U.S. equity allocations also contributed to the total return of the 2015 Fund, particularly among U.S. large-cap equity exposures, but detracted from relative performance. The Schwab S&P 500 Index Fund, which returned approximately 9.7% for the reporting period, generally tracked its comparative index, the S&P 500® Index. The ClearBridge Large Cap Growth Fund (Class IS) also contributed positively to the total return and relative performance of the 2015 Fund.
The 2015 Fund’s international equity allocations provided the smallest contribution to the total return of the 2015 Fund. The Laudus International MarketMasters Fund contributed to the total return of the 2015 Fund, returning approximately 8.6% for the reporting period and outperforming its comparative index, the MSCI EAFE® Index (Net). The Schwab International Core Equity Fund detracted from the total return of the 2015 Fund, returning approximately -6.0% for the reporting period, but contributing to relative performance, as it outperformed its comparative index, the MSCI EAFE® Index (Net), which returned approximately -6.9%.
The 2015 Fund’s real estate allocation was the only allocation that detracted from the 2015 Fund’s total return. The Schwab Global Real Estate Fund was the largest detractor from the total return of the 2015 Fund and returned approximately -22.0% for the reporting period, slightly outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately -22.2%.

Management views and portfolio holdings may have changed since the report date.
[1]	Percentages may not add up to 100% due to rounding.

Schwab Target Funds  |  Annual Report

Schwab Target 2015 Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2015 Fund (3/12/08)	6.41%	5.63%	6.20%
Dow Jones U.S. Total Stock Market IndexSM	9.99%	11.41%	12.75%
Bloomberg Barclays US Aggregate Bond Index	6.19%	4.08%	3.55%
Target 2015 Composite Index	5.12%	5.79%	6.24%
Fund Category: Morningstar Target-Date 2015[2]	5.34%	5.99%	6.33%
Fund Expense Ratios[3]: Net 0.34%; Gross 0.45%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.34% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2015 Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	15%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2020 Fund as of October 31, 2020

The Schwab Target 2020 Fund (the 2020 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2020 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2020, the 2020 Fund’s asset allocation was approximately 40.0% equity securities, 56.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). At its target date, the 2020 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2020 Fund’s Portfolio Holdings included in this report.)
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2020, the 2020 Fund returned 6.33%. The 2020 Fund’s internally calculated comparative index, the Target 2020 Composite Index (the composite index), returned 5.10%.
Positioning and Strategies. The 2020 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2020 Fund’s fixed-income allocations provided the largest contribution to the total return of the 2020 Fund. The Schwab U.S. Aggregate Bond Index Fund was the top contributor to the total return of the 2020 Fund, returning approximately 6.1% for the reporting period and generally tracking its comparative index, the Bloomberg Barclays US Aggregate Bond Index, which returned approximately 6.2%.
The 2020 Fund’s U.S. equity allocations also contributed to the total return of the 2020 Fund, particularly among U.S. large-cap equity exposures, but detracted from relative performance. The Schwab S&P 500 Index Fund, which returned approximately 9.7% for the reporting period, generally tracked its comparative index, the S&P 500® Index. The ClearBridge Large Cap Growth Fund (Class IS) also contributed positively to the total return and relative performance of the 2020 Fund.
The 2020 Fund’s international equity allocations provided the smallest contribution to the total return of the 2020 Fund. The Laudus International MarketMasters Fund contributed to the total return of the 2020 Fund, returning approximately 8.6% for the reporting period and outperforming its comparative index, the MSCI EAFE® Index (Net). The Schwab International Core Equity Fund detracted from the total return of the 2020 Fund, returning approximately -6.0% for the reporting period, but contributing to relative performance, as it outperformed its comparative index, the MSCI EAFE® Index (Net), which returned approximately -6.9%.
The 2020 Fund’s real estate allocation was the only allocation that detracted from the 2020 Fund’s total return. The Schwab Global Real Estate Fund was the largest detractor from the total return of the 2020 Fund and returned approximately -22.0% for the reporting period, slightly outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately -22.2%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2020 Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2020 Fund (7/1/05)	6.33%	6.08%	7.02%
Dow Jones U.S. Total Stock Market IndexSM	9.99%	11.41%	12.75%
Bloomberg Barclays US Aggregate Bond Index	6.19%	4.08%	3.55%
Target 2020 Composite Index	5.10%	6.31%	7.12%
Fund Category: Morningstar Target-Date 2020[2]	4.65%	5.89%	6.40%
Fund Expense Ratios[3]: Net 0.38%; Gross 0.41%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.38% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2020 Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics
Number of Holdings	20
Portfolio Turnover Rate	17%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2025 Fund as of October 31, 2020

The Schwab Target 2025 Fund (the 2025 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2025 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2020, the 2025 Fund’s asset allocation was approximately 54.4% equity securities, 42.5% fixed-income securities, and 3.1% cash and cash equivalents (including money market funds). At its target date, the 2025 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2025 Fund’s Portfolio Holdings included in this report.)
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2020, the 2025 Fund returned 5.98%. The 2025 Fund’s internally calculated comparative index, the Target 2025 Composite Index (the composite index), returned 4.46%.
Positioning and Strategies. The 2025 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2025 Fund’s U.S. equity allocations provided the largest contribution to the total return of the 2025 Fund, particularly among U.S. large-cap equity exposures, but detracted from relative performance. The Schwab S&P 500 Index Fund was the top contributor to the total return of the 2025 Fund and returned approximately 9.7% for the reporting period, generally tracking its comparative index, the S&P 500® Index. The ClearBridge Large Cap Growth Fund (Class IS) also contributed positively to the total return and relative performance of the 2025 Fund.
The 2025 Fund’s fixed-income allocations also contributed to the total return of the 2025 Fund. The Schwab U.S. Aggregate Bond Index Fund contributed to the total return of the 2025 Fund, returning approximately 6.1% for the reporting period and generally tracking its comparative index, the Bloomberg Barclays US Aggregate Bond Index, which returned approximately 6.2%.
The 2025 Fund’s international equity allocations provided the smallest contribution to the total return of the 2025 Fund. The Laudus International MarketMasters Fund contributed to the total return of the 2025 Fund, returning approximately 8.6% for the reporting period and outperforming its comparative index, the MSCI EAFE® Index (Net). The Schwab International Core Equity Fund detracted from the total return of the 2025 Fund, returning approximately -6.0% for the reporting period, but contributing to relative performance, as it outperformed its comparative index, the MSCI EAFE® Index (Net), which returned approximately -6.9%.
The 2025 Fund’s real estate allocation was the only allocation that detracted from the 2025 Fund’s total return. The Schwab Global Real Estate Fund was the largest detractor from the total return of the 2025 Fund and returned approximately -22.0% for the reporting period, slightly outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately -22.2%.
.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2025 Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2025 Fund (3/12/08)	5.98%	6.53%	7.68%
Dow Jones U.S. Total Stock Market IndexSM	9.99%	11.41%	12.75%
Bloomberg Barclays US Aggregate Bond Index	6.19%	4.08%	3.55%
Target 2025 Composite Index	4.46%	6.82%	7.79%
Fund Category: Morningstar Target-Date 2025[2]	5.01%	6.48%	7.03%
Fund Expense Ratios[3]: Net 0.48%; Gross 0.51%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.48% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.

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Schwab Target 2025 Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics
Number of Holdings	22
Portfolio Turnover Rate	16%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2030 Fund as of October 31, 2020

The Schwab Target 2030 Fund (the 2030 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2030 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2020, the 2030 Fund’s asset allocation was approximately 65.0% equity securities, 32.6% fixed-income securities, and 2.4% cash and cash equivalents (including money market funds). At its target date, the 2030 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2030 Fund’s Portfolio Holdings included in this report.)
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2020, the 2030 Fund returned 5.81%. The 2030 Fund’s internally calculated comparative index, the Target 2030 Composite Index (the composite index), returned 3.98%.
Positioning and Strategies. The 2030 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2030 Fund’s U.S. equity allocations provided the largest contribution to the total return of the 2030 Fund, particularly among U.S. large-cap equity exposures, but detracted from relative performance. The Schwab S&P 500 Index Fund was the top contributor to the total return of the 2030 Fund and returned approximately 9.7% for the reporting period, generally tracking its comparative index, the S&P 500® Index. The ClearBridge Large Cap Growth Fund (Class IS) also contributed positively to the total return and relative performance of the 2030 Fund.
The 2030 Fund’s fixed-income allocations also contributed to the total return of the 2030 Fund. The Schwab U.S. Aggregate Bond Index Fund contributed to the total return of the 2030 Fund, returning approximately 6.1% for the reporting period and generally tracking its comparative index, the Bloomberg Barclays US Aggregate Bond Index, which returned approximately 6.2%.
The 2030 Fund’s international equity allocations provided the smallest contribution to the total return of the 2030 Fund. The Laudus International MarketMasters Fund contributed to the total return of the 2030 Fund, returning approximately 8.6% for the reporting period and outperforming its comparative index, the MSCI EAFE® Index (Net). The Schwab International Core Equity Fund detracted from the total return of the 2030 Fund, returning approximately -6.0% for the reporting period, but contributing to relative performance, as it outperformed its comparative index, the MSCI EAFE® Index (Net), which returned approximately -6.9%.
The 2030 Fund’s real estate allocation was the only allocation that detracted from the 2030 Fund’s total return. The Schwab Global Real Estate Fund was the largest detractor from the total return of the 2030 Fund and returned approximately -22.0% for the reporting period, slightly outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately -22.2%.

Management views and portfolio holdings may have changed since the report date.

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Schwab Target 2030 Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2030 Fund (7/1/05)	5.81%	6.84%	8.12%
Dow Jones U.S. Total Stock Market IndexSM	9.99%	11.41%	12.75%
Bloomberg Barclays US Aggregate Bond Index	6.19%	4.08%	3.55%
Target 2030 Composite Index	3.98%	7.17%	8.27%
Fund Category: Morningstar Target-Date 2030[2]	5.10%	6.95%	7.43%
Fund Expense Ratios[3]: Net 0.55%; Gross 0.57%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.55% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.

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Schwab Target 2030 Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics
Number of Holdings	23
Portfolio Turnover Rate	13%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2035 Fund as of October 31, 2020

The Schwab Target 2035 Fund (the 2035 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2035 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2020, the 2035 Fund’s asset allocation was approximately 73.2% equity securities, 25.0% fixed-income securities, and 1.9% cash and cash equivalents (including money market funds).1 At its target date, the 2035 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2035 Fund’s Portfolio Holdings included in this report.)
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2020, the 2035 Fund returned 5.51%. The 2035 Fund’s internally calculated comparative index, the Target 2035 Composite Index (the composite index), returned 3.63%.
Positioning and Strategies. The 2035 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2035 Fund’s U.S. equity allocations provided the largest contribution to the total return of the 2035 Fund, particularly among U.S. large-cap equity exposures, but detracted from relative performance. The Schwab S&P 500 Index Fund was the top contributor to the total return of the 2035 Fund and returned approximately 9.7% for the reporting period, generally tracking its comparative index, the S&P 500® Index. The Laudus U.S. Large Cap Growth Fund also contributed positively to the total return and relative performance of the 2035 Fund, returning approximately 31.3% for the reporting period.
The 2035 Fund’s fixed-income allocations also contributed to the total return of the 2035 Fund. The Schwab U.S. Aggregate Bond Index Fund contributed to the total return of the 2035 Fund, returning approximately 6.1% for the reporting period and generally tracking its comparative index, the Bloomberg Barclays US Aggregate Bond Index, which returned approximately 6.2%.
The 2035 Fund’s international equity allocations contributed to the total return of the 2035 Fund. The Laudus International MarketMasters Fund contributed to the total return of the 2035 Fund, returning approximately 8.6% for the reporting period and outperforming its comparative index, the MSCI EAFE® Index (Net). The Schwab International Core Equity Fund detracted from the total return of the 2035 Fund, returning approximately -6.0% for the reporting period, but contributing to relative performance, as it outperformed its comparative index, the MSCI EAFE® Index (Net), which returned approximately -6.9%.
The 2035 Fund’s real estate allocation was the only allocation that detracted from the 2035 Fund’s total return. The Schwab Global Real Estate Fund was the largest detractor from the total return of the 2035 Fund and returned approximately -22.0% for the reporting period, slightly outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately -22.2%.

Management views and portfolio holdings may have changed since the report date.
[1]	Percentages may not add up to 100% due to rounding.

Schwab Target Funds  |  Annual Report

Schwab Target 2035 Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2035 Fund (3/12/08)	5.51%	7.04%	8.52%
Dow Jones U.S. Total Stock Market IndexSM	9.99%	11.41%	12.75%
Bloomberg Barclays US Aggregate Bond Index	6.19%	4.08%	3.55%
Target 2035 Composite Index	3.63%	7.44%	8.69%
Fund Category: Morningstar Target-Date 2035[2]	5.12%	7.40%	7.96%
Fund Expense Ratios[3]: Net 0.60%; Gross 0.63%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.60% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2035 Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	12%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2040 Fund as of October 31, 2020

The Schwab Target 2040 Fund (the 2040 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2040 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2020, the 2040 Fund’s asset allocation was approximately 80.0% equity securities, 18.5% fixed-income securities, and 1.5% cash and cash equivalents including money market funds). At its target date, the 2040 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2040 Fund’s Portfolio Holdings included in this report.)
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2020, the 2040 Fund returned 5.31%. The 2040 Fund’s internally calculated comparative index, the Target 2040 Composite Index (the composite index), returned 3.33%.
Positioning and Strategies. The 2040 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2040 Fund’s U.S. equity allocations provided the largest contribution to the total return of the 2040 Fund, particularly among U.S. large-cap equity exposures, but detracted from relative performance. The Schwab S&P 500 Index Fund was the top contributor to the total return of the 2040 Fund and returned approximately 9.7% for the reporting period, generally tracking its comparative index, the S&P 500® Index. The Laudus U.S. Large Cap Growth Fund also contributed positively to the total return and relative performance of the 2040 Fund, returning approximately 31.3% for the reporting period.
The 2040 Fund’s international equity allocations contributed to the total return of the 2040 Fund. The Laudus International MarketMasters Fund contributed to the total return of the 2040 Fund, returning approximately 8.6% for the reporting period and outperforming its comparative index, the MSCI EAFE® Index (Net). The Schwab International Core Equity Fund detracted from the total return of the 2040 Fund, returning approximately -6.0% for the reporting period, but contributing to relative performance, as it outperformed its comparative index, the MSCI EAFE® Index (Net), which returned approximately -6.9%.
The 2040 Fund’s fixed-income allocations also contributed to the total return of the 2040 Fund. The Schwab U.S. Aggregate Bond Index Fund contributed to the total return of the 2040 Fund, returning approximately 6.1% for the reporting period and generally tracking its comparative index, the Bloomberg Barclays US Aggregate Bond Index, which returned approximately 6.2%.
The 2040 Fund’s real estate allocation was the only allocation that detracted from the 2040 Fund’s total return. The Schwab Global Real Estate Fund was the largest detractor from the total return of the 2040 Fund and returned approximately -22.0% for the reporting period, slightly outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately -22.2%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2040 Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2010 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2040 Fund (7/1/05)	5.31%	7.21%	8.82%
Dow Jones U.S. Total Stock Market IndexSM	9.99%	11.41%	12.75%
Bloomberg Barclays US Aggregate Bond Index	6.19%	4.08%	3.55%
Target 2040 Composite Index	3.33%	7.69%	9.01%
Fund Category: Morningstar Target-Date 2040[2]	4.74%	7.52%	8.08%
Fund Expense Ratios[3]: Net 0.65%; Gross 0.67%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.65% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2040 Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	10%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2045 Fund as of October 31, 2020

The Schwab Target 2045 Fund (the 2045 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2045 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2020, the 2045 Fund’s asset allocation was approximately 86.4% equity securities, 12.5% fixed-income securities, and 1.0% cash and cash equivalents (including money market funds).1 At its target date, the 2045 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2045 Fund’s Portfolio Holdings included in this report.)
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2020, the 2045 Fund returned 5.10%. The 2045 Fund’s internally calculated comparative index, the Target 2045 Composite Index (the composite index), returned 3.00%.
Positioning and Strategies. The 2045 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2045 Fund’s U.S. equity allocations provided the largest contribution to the total return of the 2045 Fund, particularly among U.S. large-cap equity exposures, but detracted from relative performance. The Laudus U.S. Large Cap Growth Fund was the top contributor to the total return of the 2045 Fund, returning approximately 31.3% for the reporting period and contributing to relative performance. The Schwab S&P 500 Index Fund also contributed to the total return of the 2045 Fund and returned approximately 9.7% for the reporting period, generally tracking its comparative index, the S&P 500® Index.
The 2045 Fund’s international equity allocations contributed to the total return of the 2045 Fund. The Laudus International MarketMasters Fund contributed to the total return of the 2045 Fund, returning approximately 8.6% for the reporting period and outperforming its comparative index, the MSCI EAFE® Index (Net). The Schwab International Core Equity Fund detracted from the total return of the 2045 Fund, returning approximately -6.0% for the reporting period, but contributing to relative performance, as it outperformed its comparative index, the MSCI EAFE® Index (Net), which returned approximately -6.9%.
The 2045 Fund’s fixed-income allocations provided the smallest contribution to the total return of the 2045 Fund. The Schwab U.S. Aggregate Bond Index Fund contributed to the total return of the 2045 Fund, returning approximately 6.1% for the reporting period and generally tracking its comparative index, the Bloomberg Barclays US Aggregate Bond Index, which returned approximately 6.2%.
The 2045 Fund’s real estate allocation was the only allocation that detracted from the 2045 Fund’s total return. The Schwab Global Real Estate Fund was the largest detractor from the total return of the 2045 Fund and returned approximately -22.0% for the reporting period, slightly outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately -22.2%.

Management views and portfolio holdings may have changed since the report date.
[1]	Percentages may not add up to 100% due to rounding.

Schwab Target Funds  |  Annual Report

Schwab Target 2045 Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (January 23, 2013 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2045 Fund (1/23/13)	5.10%	7.31%	8.41%
Dow Jones U.S. Total Stock Market IndexSM	9.99%	11.41%	12.52%
Bloomberg Barclays US Aggregate Bond Index	6.19%	4.08%	3.28%
Target 2045 Composite Index	3.00%	7.81%	8.79%
Fund Category: Morningstar Target-Date 2045[2]	4.73%	7.72%	N/A
Fund Expense Ratios[3]: Net 0.69%; Gross 0.77%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.69% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2045 Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	6%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2050 Fund as of October 31, 2020

The Schwab Target 2050 Fund (the 2050 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2050 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2020, the 2050 Fund’s asset allocation was approximately 90.0% equity securities, 9.2% fixed-income securities, and 0.8% cash and cash equivalents (including money market funds). At its target date, the 2050 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2050 Fund’s Portfolio Holdings included in this report.)
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2020, the 2050 Fund returned 4.96%. The 2050 Fund’s internally calculated comparative index, the Target 2050 Composite Index (the composite index), returned 2.80%.
Positioning and Strategies. The 2050 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2050 Fund’s U.S. equity allocations provided the largest contribution to the total return of the 2050 Fund, particularly among U.S. large-cap equity exposures, but detracted from relative performance. The Laudus U.S. Large Cap Growth Fund was the top contributor to the total return of the 2050 Fund, returning approximately 31.3% for the reporting period and contributing to relative performance. The Schwab S&P 500 Index Fund also contributed to the total return of the 2050 Fund and returned approximately 9.7% for the reporting period, generally tracking its comparative index, the S&P 500® Index.
The 2050 Fund’s international equity allocations contributed to the total return of the 2050 Fund. The Laudus International MarketMasters Fund contributed to the total return of the 2050 Fund, returning approximately 8.6% for the reporting period and outperforming its comparative index, the MSCI EAFE® Index (Net). The Schwab International Core Equity Fund detracted from the total return of the 2050 Fund, returning approximately -6.0% for the reporting period, but contributing to relative performance, as it outperformed its comparative index, the MSCI EAFE® Index (Net), which returned approximately -6.9%.
The 2050 Fund’s fixed-income allocations provided the smallest contribution to the total return of the 2050 Fund. The Schwab U.S. Aggregate Bond Index Fund contributed to the total return of the 2050 Fund, returning approximately 6.1% for the reporting period and generally tracking its comparative index, the Bloomberg Barclays US Aggregate Bond Index, which returned approximately 6.2%.
The 2050 Fund’s real estate allocation was the only allocation that detracted from the 2050 Fund’s total return. The Schwab Global Real Estate Fund was the largest detractor from the total return of the 2050 Fund and returned approximately -22.0% for the reporting period, slightly outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately -22.2%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2050 Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (January 23, 2013 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2050 Fund (1/23/13)	4.96%	7.35%	8.54%
Dow Jones U.S. Total Stock Market IndexSM	9.99%	11.41%	12.52%
Bloomberg Barclays US Aggregate Bond Index	6.19%	4.08%	3.28%
Target 2050 Composite Index	2.80%	7.88%	8.92%
Fund Category: Morningstar Target-Date 2050[2]	4.49%	7.69%	N/A
Fund Expense Ratios[3]: Net 0.71%; Gross 0.79%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.71% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2050 Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	5%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2055 Fund as of October 31, 2020

The Schwab Target 2055 Fund (the 2055 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2055 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2020, the 2055 Fund’s asset allocation was approximately 92.5% equity securities, 6.8% fixed-income securities, and 0.7% cash and cash equivalents (including money market funds). At its target date, the 2055 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2055 Fund’s Portfolio Holdings included in this report.)
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2020, the 2055 Fund returned 4.86%. The 2055 Fund’s internally calculated comparative index, the Target 2055 Composite Index (the composite index), returned 2.67%.
Positioning and Strategies. The 2055 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2055 Fund’s U.S. equity allocations provided the largest contribution to the total return of the 2055 Fund, particularly among U.S. large-cap equity exposures, but detracted from relative performance. The Laudus U.S. Large Cap Growth Fund was the top contributor to the total return of the 2055 Fund, returning approximately 31.3% for the reporting period and contributing to relative performance. The Schwab S&P 500 Index Fund also contributed to the total return of the 2055 Fund and returned approximately 9.7% for the reporting period, generally tracking its comparative index, the S&P 500® Index.
The 2055 Fund’s international equity allocations contributed to the total return of the 2055 Fund. The Laudus International MarketMasters Fund contributed to the total return of the 2055 Fund, returning approximately 8.6% for the reporting period and outperforming its comparative index, the MSCI EAFE® Index (Net). The Schwab International Core Equity Fund detracted from the total return of the 2055 Fund, returning approximately -6.0% for the reporting period, but contributing to relative performance, as it outperformed its comparative index, the MSCI EAFE® Index (Net), which returned approximately -6.9%.
The 2055 Fund’s fixed-income allocations provided the smallest contribution to the total return of the 2055 Fund. The Schwab U.S. Aggregate Bond Index Fund contributed to the total return of the 2055 Fund, returning approximately 6.1% for the reporting period and generally tracking its comparative index, the Bloomberg Barclays US Aggregate Bond Index, which returned approximately 6.2%.
The 2055 Fund’s real estate allocation was the only allocation that detracted from the 2055 Fund’s total return. The Schwab Global Real Estate Fund was the largest detractor from the total return of the 2055 Fund and returned approximately -22.0% for the reporting period, slightly outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately -22.2%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2055 Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (January 23, 2013 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2055 Fund (1/23/13)	4.86%	7.40%	8.60%
Dow Jones U.S. Total Stock Market IndexSM	9.99%	11.41%	12.52%
Bloomberg Barclays US Aggregate Bond Index	6.19%	4.08%	3.28%
Target 2055 Composite Index	2.67%	7.95%	9.01%
Fund Category: Morningstar Target-Date 2055[2]	4.61%	7.81%	N/A
Fund Expense Ratios[3]: Net 0.73%; Gross 0.86%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.73% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2055 Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics
Number of Holdings	20
Portfolio Turnover Rate	6%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2060 Fund as of October 31, 2020

The Schwab Target 2060 Fund (the 2060 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2060 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2020, the 2060 Fund’s asset allocation was approximately 95.0% equity securities, 4.5% fixed-income securities, and 0.5% cash and cash equivalents (including money market funds). At its target date, the 2060 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2060 Fund’s Portfolio Holdings included in this report.)
Market Highlights. The 12-month reporting period ended October 31, 2020, was a historically volatile one for global equity markets. Up until the final week of February 2020, U.S. and international equity markets had risen steadily, with several major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. The extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S. By early September, key U.S. market indices hit new record highs before falling back slightly by the end of the reporting period as COVID-19 infection rates spiked, raising fears of a resurgence as well as the possibility of increased social distancing restrictions and shuttering of businesses. Over the reporting period, the U.S. dollar weakened against a basket of international currencies, generally increasing the returns on overseas investments in U.S. dollar terms. Bond prices generally rose over the reporting period as yields fell.
Performance. For the 12-month reporting period ended October 31, 2020, the 2060 Fund returned 4.73%. The 2060 Fund’s internally calculated comparative index, the Target 2060 Composite Index (the composite index), returned 2.51%.
Positioning and Strategies. The 2060 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2060 Fund’s U.S. equity allocations provided the largest contribution to the total return of the 2060 Fund, particularly among U.S. large-cap equity exposures, but detracted from relative performance. The Laudus U.S. Large Cap Growth Fund was the top contributor to the total return of the 2060 Fund, returning approximately 31.3% for the reporting period and contributing to relative performance. The Schwab S&P 500 Index Fund also contributed to the total return of the 2060 Fund and returned approximately 9.7% for the reporting period, generally tracking its comparative index, the S&P 500® Index.
The 2060 Fund’s international equity allocations contributed to the total return of the 2060 Fund. The Laudus International MarketMasters Fund contributed to the total return of the 2060 Fund, returning approximately 8.6% for the reporting period and outperforming its comparative index, the MSCI EAFE® Index (Net). The Schwab International Core Equity Fund detracted from the total return of the 2060 Fund, returning approximately -6.0% for the reporting period, but contributing to relative performance, as it outperformed its comparative index, the MSCI EAFE® Index (Net), which returned approximately -6.9%.
The 2060 Fund’s fixed-income allocations provided the smallest contribution to the total return of the 2060 Fund. The Schwab U.S. Aggregate Bond Index Fund contributed to the total return of the 2060 Fund, returning approximately 6.1% for the reporting period and generally tracking its comparative index, the Bloomberg Barclays US Aggregate Bond Index, which returned approximately 6.2%.
The 2060 Fund’s real estate allocation was the only allocation that detracted from the 2060 Fund’s total return. The Schwab Global Real Estate Fund was the largest detractor from the total return of the 2060 Fund and returned approximately -22.0% for the reporting period, slightly outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately -22.2%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2060 Fund
Performance and Fund Facts as of October 31, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 25, 2016 – October 31, 2020)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception
Fund: Schwab Target 2060 Fund (8/25/16)	4.73%	4.52%	8.15%
Dow Jones U.S. Total Stock Market IndexSM	9.99%	9.95%	12.12%
Bloomberg Barclays US Aggregate Bond Index	6.19%	5.06%	3.64%
Target 2060 Composite Index	2.51%	5.29%	8.32%
Fund Category: Morningstar Target-Date 2060+[2]	4.49%	5.44%	N/A
Fund Expense Ratios[3]: Net 0.74%; Gross 1.41%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.74% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2060 Fund
Performance and Fund Facts as of October 31, 2020 (continued)

Statistics
Number of Holdings	20
Portfolio Turnover Rate	8%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including transfer agent fees and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2020 and held through October 31, 2020.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1,2]	Effective Expense Ratio (Annualized)[3,4]	Beginning Account Value at 5/1/20	Ending Account Value (Net of Expenses) at 10/31/20[2]	Expenses Paid During Period 5/1/20-10/31/20[2,5]	Effective Expenses Paid During Period 5/1/20-10/31/20[4,5]
Schwab Target 2010 Fund
Actual Return	0.00%	0.32%	$1,000.00	$1,064.20	$0.00	$1.66
Hypothetical 5% Return	0.00%	0.32%	$1,000.00	$1,025.10	$0.00	$1.63
Schwab Target 2015 Fund
Actual Return	0.00%	0.34%	$1,000.00	$1,067.50	$0.00	$1.77
Hypothetical 5% Return	0.00%	0.34%	$1,000.00	$1,025.10	$0.00	$1.73
Schwab Target 2020 Fund
Actual Return	0.00%	0.35%	$1,000.00	$1,069.90	$0.00	$1.82
Hypothetical 5% Return	0.00%	0.35%	$1,000.00	$1,025.10	$0.00	$1.78
Schwab Target 2025 Fund
Actual Return	0.00%	0.46%	$1,000.00	$1,089.80	$0.00	$2.42
Hypothetical 5% Return	0.00%	0.46%	$1,000.00	$1,025.10	$0.00	$2.34
Schwab Target 2030 Fund
Actual Return	0.00%	0.54%	$1,000.00	$1,105.90	$0.00	$2.86
Hypothetical 5% Return	0.00%	0.54%	$1,000.00	$1,025.10	$0.00	$2.75
Schwab Target 2035 Fund
Actual Return	0.00%	0.59%	$1,000.00	$1,115.60	$0.00	$3.14
Hypothetical 5% Return	0.00%	0.59%	$1,000.00	$1,025.10	$0.00	$3.00
Schwab Target 2040 Fund
Actual Return	0.00%	0.64%	$1,000.00	$1,126.20	$0.00	$3.42
Hypothetical 5% Return	0.00%	0.64%	$1,000.00	$1,025.10	$0.00	$3.25
Schwab Target 2045 Fund
Actual Return	0.00%	0.68%	$1,000.00	$1,135.50	$0.00	$3.65
Hypothetical 5% Return	0.00%	0.68%	$1,000.00	$1,025.10	$0.00	$3.46
Schwab Target 2050 Fund
Actual Return	0.00%	0.71%	$1,000.00	$1,139.70	$0.00	$3.82
Hypothetical 5% Return	0.00%	0.71%	$1,000.00	$1,025.10	$0.00	$3.61
Schwab Target 2055 Fund
Actual Return	0.00%	0.72%	$1,000.00	$1,143.40	$0.00	$3.88
Hypothetical 5% Return	0.00%	0.72%	$1,000.00	$1,025.10	$0.00	$3.66

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Fund Expenses (Unaudited) (continued)

	Expense Ratio (Annualized)[1,2]	Effective Expense Ratio (Annualized)[3,4]	Beginning Account Value at 5/1/20	Ending Account Value (Net of Expenses) at 10/31/20[2]	Expenses Paid During Period 5/1/20-10/31/20[2,5]	Effective Expenses Paid During Period 5/1/20-10/31/20[4,5]
Schwab Target 2060 Fund
Actual Return	0.00%	0.74%	$1,000.00	$1,147.60	$0.00	$3.99
Hypothetical 5% Return	0.00%	0.74%	$1,000.00	$1,025.10	$0.00	$3.76

[1]	Based on the most recent six-month expense ratio.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Based on the most recent six-month acquired fund fees and expense ratio; may differ from the acquired fund fees and expenses ratios in the prospectus.
[4]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 366 days of the fiscal year.

Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$13.57	$13.06	$13.42	$12.52	$12.42
Income (loss) from investment operations:
Net investment income (loss)[1]	0.27	0.30	0.29	0.22	0.20
Net realized and unrealized gains (losses)	0.57	0.97	(0.35)	0.90	0.12
Total from investment operations	0.84	1.27	(0.06)	1.12	0.32
Less distributions:
Distributions from net investment income	(0.34)	(0.34)	(0.30)	(0.22)	(0.22)
Distributions from net realized gains	(0.31)	(0.42)	—	—	—
Total distributions	(0.65)	(0.76)	(0.30)	(0.22)	(0.22)
Net asset value at end of period	$13.76	$13.57	$13.06	$13.42	$12.52
Total return	6.38%	10.42%	(0.52%)	9.11%	2.68%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00% [3]	0.00%	0.00% [3]
Gross operating expenses[2]	0.14%	0.17%	0.12%	0.14%	0.14%
Net investment income (loss)	2.03%	2.33%	2.15%	1.75%	1.60%
Portfolio turnover rate	27%	13%	16%	51% [4]	14%
Net assets, end of period (x 1,000,000)	$56	$51	$52	$59	$59

1
Calculated based on the average shares outstanding during the period.
2
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 30% without including these transactions. There were no transaction costs associated with these transactions.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 73.7% of net assets

Equity Funds 27.8%
Global Real Estate 1.5%
Schwab Global Real Estate Fund	137,882	847,973
International 9.4%
Laudus International MarketMasters Fund	141,726	3,453,864
Schwab International Core Equity Fund	195,514	1,781,129
		5,234,993
Large-Cap 15.1%
Schwab Core Equity Fund	114,227	2,540,417
Schwab Dividend Equity Fund	6,263	76,027
Schwab S&P 500 Index Fund	112,941	5,731,755
		8,348,199
Mid-Cap 0.7%
Schwab U.S. Mid-Cap Index Fund	9,029	406,110
Small-Cap 1.1%
Schwab Small-Cap Equity Fund	40,495	608,229
		15,445,504

Fixed-Income Funds 42.2%
Inflation-Protected Bond 6.3%
Schwab Treasury Inflation Protected Securities Index Fund	285,605	3,472,960
Intermediate-Term Bond 25.9%
Schwab U.S. Aggregate Bond Index Fund	1,340,956	14,401,866
Short-Term Bond 10.0%
Schwab Short-Term Bond Index Fund	534,588	5,538,328
		23,413,154

Money Market Fund 3.7%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	2,039,868	2,040,684
Total Affiliated Underlying Funds
(Cost $34,989,562)		40,899,342

Unaffiliated Underlying Funds 25.4% of net assets

Equity Funds 7.4%
Large-Cap 6.4%
ClearBridge Large Cap Growth Fund, Class IS	31,824	2,013,522
Dodge & Cox Stock Fund	9,584	1,565,470
		3,578,992
Security	Number of Shares	Value ($)
Small-Cap 1.0%
ClearBridge Small Cap Growth Fund, Class IS *	11,951	541,483
		4,120,475

Fixed-Income Funds 18.0%
Intermediate-Term Bond 15.7%
Baird Aggregate Bond Fund, Institutional Class	248,510	2,927,445
Loomis Sayles Investment Grade Bond Fund, Class Y	58,266	689,866
Metropolitan West Total Return Bond Fund, Class I	439,941	5,090,118
		8,707,429
International Bond 2.3%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	113,330	1,251,158
		9,958,587
Total Unaffiliated Underlying Funds
(Cost $12,897,507)		14,079,062
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.9% of net assets

Time Deposit 0.9%
JPMorgan Chase Bank
0.01%, 11/02/20 (b)	534,427	534,427
Total Short-Term Investment
(Cost $534,427)		534,427
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Portfolio Holdings as of October 31, 2020 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2020:
Affiliated Underlying Funds	Value at 10/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 10/31/20	Balance of Shares Held at 10/31/20	Distributions Received*
Laudus International MarketMasters Fund	$2,895,314	$1,013,326	($789,000)	$17,875	$316,349	$3,453,864	141,726	$61,325
Schwab Core Equity Fund	2,718,520	499,910	(780,000)	10,262	91,725	2,540,417	114,227	80,909
Schwab Dividend Equity Fund	87,695	6,238	—	—	(17,906)	76,027	6,263	6,239
Schwab Global Real Estate Fund	961,884	259,618	(123,000)	(25,225)	(225,304)	847,973	137,882	53,618
Schwab International Core Equity Fund	1,983,635	325,461	(350,000)	(39,041)	(138,926)	1,781,129	195,514	71,462
Schwab S&P 500 Index Fund	5,446,654	2,190,122	(2,410,000)	133,915	371,064	5,731,755	112,941	113,122
Schwab Short-Term Bond Index Fund	5,052,710	1,480,231	(1,119,685)	10,737	114,335	5,538,328	534,588	93,550
Schwab Small-Cap Equity Fund	743,230	100,833	(154,000)	(87,179)	5,345	608,229	40,495	833
Schwab Treasury Inflation Protected Securities Index Fund	3,255,343	837,591	(866,000)	(2,499)	248,525	3,472,960	285,605	47,590
Schwab U.S. Aggregate Bond Index Fund	11,796,171	5,864,163	(3,708,624)	14,269	435,887	14,401,866	1,340,956	336,520
Schwab U.S. Mid-Cap Index Fund	375,464	170,491	(163,000)	5,263	17,892	406,110	9,029	9,491
Schwab Variable Share Price Money Fund, Ultra Shares	3,307,470	423,456	(1,690,000)	531	(773)	2,040,684	2,039,868	20,580
Total	$38,624,090	$13,171,440	($12,153,309)	$38,908	$1,218,213	$40,899,342		$895,239
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$40,899,342	$—	$—	$40,899,342
Unaffiliated Underlying Funds[1]	14,079,062	—	—	14,079,062
Short-Term Investment[1]	—	534,427	—	534,427
Total	$54,978,404	$534,427	$—	$55,512,831
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in affiliated underlying funds, at value (cost $34,989,562)		$40,899,342
Investments in unaffiliated funds and issuers, at value (cost $13,431,934)		14,613,489
Receivables:
Fund shares sold		65,603
Dividends		41,543
Due from investment adviser		5,531
Prepaid expenses	+	10,536
Total assets		55,636,044
Liabilities
Payables:
Investments bought		96,385
Accrued expenses	+	32,887
Total liabilities		129,272
Net Assets
Total assets		55,636,044
Total liabilities	–	129,272
Net assets		$55,506,772
Net Assets by Source
Capital received from investors		47,718,298
Total distributable earnings		7,788,474

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$55,506,772		4,035,122		$13.76

Schwab Target Funds  |  Annual Report
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Schwab Target 2010 Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends received from affiliated underlying funds		$809,484
Dividends received from unaffiliated underlying funds		277,149
Interest	+	1,655
Total investment income		1,088,288
Expenses
Professional fees		21,717
Registration fees		21,196
Portfolio accounting fees		11,485
Independent trustees’ fees		7,994
Shareholder reports		4,460
Custodian fees		1,842
Transfer agent fees		1,635
Other expenses	+	3,831
Total expenses		74,160
Expense reduction by CSIM and its affiliates	–	74,160
Net expenses	–	—
Net investment income		1,088,288
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		85,755
Realized capital gain distributions received from unaffiliated underlying funds		233,637
Net realized gains on sales of affiliated underlying funds		38,908
Net realized gains on sales of unaffiliated underlying funds	+	33,354
Net realized gains		391,654
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		1,218,213
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	534,192
Net change in unrealized appreciation (depreciation)	+	1,752,405
Net realized and unrealized gains		2,144,059
Increase in net assets resulting from operations		$3,232,347

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$1,088,288	$1,200,215
Net realized gains		391,654	1,269,295
Net change in unrealized appreciation (depreciation)	+	1,752,405	2,675,510
Increase in net assets from operations		3,232,347	5,145,020
Distributions to Shareholders
Total distributions		($2,519,058)	($2,901,734)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,235,019	$16,620,379	451,805	$5,747,022
Shares reinvested		172,129	2,273,818	218,767	2,638,341
Shares redeemed	+	(1,139,051)	(15,206,801)	(886,220)	(11,518,751)
Net transactions in fund shares		268,097	$3,687,396	(215,648)	($3,133,388)
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		3,767,025	$51,106,087	3,982,673	$51,996,189
Total increase or decrease	+	268,097	4,400,685	(215,648)	(890,102)
End of period		4,035,122	$55,506,772	3,767,025	$51,106,087

Schwab Target Funds  |  Annual Report
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Schwab Target 2015 Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$12.07	$11.49	$12.21	$11.72	$12.23
Income (loss) from investment operations:
Net investment income (loss)[1]	0.25	0.27	0.25	0.20	0.18
Net realized and unrealized gains (losses)	0.50	0.86	(0.30)	0.88	0.11
Total from investment operations	0.75	1.13	(0.05)	1.08	0.29
Less distributions:
Distributions from net investment income	(0.31)	(0.30)	(0.27)	(0.22)	(0.21)
Distributions from net realized gains	(0.33)	(0.25)	(0.40)	(0.37)	(0.59)
Total distributions	(0.64)	(0.55)	(0.67)	(0.59)	(0.80)
Net asset value at end of period	$12.18	$12.07	$11.49	$12.21	$11.72
Total return	6.41%	10.48%	(0.57%)	9.67%	2.59%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00% [3]	0.00%	0.00% [3]
Gross operating expenses[2]	0.10%	0.11%	0.07%	0.09%	0.08%
Net investment income (loss)	2.07%	2.35%	2.12%	1.74%	1.59%
Portfolio turnover rate	15%	10%	14%	52% [4]	14%
Net assets, end of period (x 1,000,000)	$77	$81	$90	$103	$104

1
Calculated based on the average shares outstanding during the period.
2
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 33% without including these transactions. There were no transaction costs associated with these transactions.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 73.3% of net assets

Equity Funds 30.2%
Global Real Estate 1.7%
Schwab Global Real Estate Fund	214,324	1,318,093
International 10.5%
Laudus International MarketMasters Fund	221,277	5,392,510
Schwab International Core Equity Fund	302,431	2,755,151
		8,147,661
Large-Cap 15.9%
Schwab Core Equity Fund	168,063	3,737,720
Schwab Dividend Equity Fund	7,331	89,000
Schwab S&P 500 Index Fund	165,874	8,418,126
		12,244,846
Mid-Cap 0.8%
Schwab U.S. Mid-Cap Index Fund	13,531	608,622
Small-Cap 1.3%
Schwab Small-Cap Equity Fund	66,826	1,003,720
		23,322,942

Fixed-Income Funds 40.2%
Inflation-Protected Bond 6.2%
Schwab Treasury Inflation Protected Securities Index Fund	390,246	4,745,389
Intermediate-Term Bond 24.6%
Schwab U.S. Aggregate Bond Index Fund	1,772,803	19,039,900
Short-Term Bond 9.4%
Schwab Short-Term Bond Index Fund	701,306	7,265,534
		31,050,823

Money Market Fund 2.9%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	2,289,013	2,289,929
Total Affiliated Underlying Funds
(Cost $46,255,658)		56,663,694

Unaffiliated Underlying Funds 25.4% of net assets

Equity Funds 7.7%
Large-Cap 6.8%
ClearBridge Large Cap Growth Fund, Class IS	46,363	2,933,382
Dodge & Cox Stock Fund	14,373	2,347,697
		5,281,079
Security	Number of Shares	Value ($)
Small-Cap 0.9%
ClearBridge Small Cap Growth Fund, Class IS *	14,504	657,179
		5,938,258

Fixed-Income Funds 17.7%
Intermediate-Term Bond 15.5%
Baird Aggregate Bond Fund, Institutional Class	308,829	3,638,011
Loomis Sayles Investment Grade Bond Fund, Class Y	94,752	1,121,867
Metropolitan West Total Return Bond Fund, Class I	621,740	7,193,532
		11,953,410
International Bond 2.2%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	156,706	1,730,038
		13,683,448
Total Unaffiliated Underlying Funds
(Cost $17,924,153)		19,621,706
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 1.3% of net assets

Time Deposits 1.3%
BNP Paribas
0.01%, 11/02/20 (b)	176,953	176,953
JPMorgan Chase Bank
0.01%, 11/02/20 (b)	776,229	776,229
Total Short-Term Investments
(Cost $953,182)		953,182
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Portfolio Holdings as of October 31, 2020 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2020:
Affiliated Underlying Funds	Value at 10/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 10/31/20	Balance of Shares Held at 10/31/20	Distributions Received*
Laudus International MarketMasters Fund	$5,121,917	$842,059	($1,107,000)	($3,622)	$539,156	$5,392,510	221,277	$102,059
Schwab Core Equity Fund	4,602,775	456,756	(1,482,000)	392,136	(231,947)	3,737,720	168,063	126,756
Schwab Dividend Equity Fund	237,989	7,303	(140,000)	15,616	(31,908)	89,000	7,331	7,303
Schwab Global Real Estate Fund	1,634,776	289,596	(195,000)	(6,396)	(404,883)	1,318,093	214,324	89,594
Schwab International Core Equity Fund	3,436,913	370,383	(762,000)	(77,187)	(212,958)	2,755,151	302,431	120,383
Schwab S&P 500 Index Fund	9,206,847	1,759,539	(3,390,000)	844,882	(3,142)	8,418,126	165,874	179,539
Schwab Short-Term Bond Index Fund	7,539,057	841,255	(1,288,726)	18,250	155,698	7,265,534	701,306	128,539
Schwab Small-Cap Equity Fund	1,389,668	1,394	(257,000)	(2,412)	(127,930)	1,003,720	66,826	1,394
Schwab Treasury Inflation Protected Securities Index Fund	4,928,698	136,417	(660,000)	21,771	318,503	4,745,389	390,246	66,304
Schwab U.S. Aggregate Bond Index Fund	17,696,214	3,461,645	(2,723,009)	10,564	594,486	19,039,900	1,772,803	460,592
Schwab U.S. Mid-Cap Index Fund	583,167	74,742	(80,000)	5,567	25,146	608,622	13,531	14,742
Schwab Variable Share Price Money Fund, Ultra Shares	4,837,629	32,756	(2,580,000)	911	(1,367)	2,289,929	2,289,013	28,538
Total	$61,215,650	$8,273,845	($14,664,735)	$1,220,080	$618,854	$56,663,694		$1,325,743
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$56,663,694	$—	$—	$56,663,694
Unaffiliated Underlying Funds[1]	19,621,706	—	—	19,621,706
Short-Term Investments[1]	—	953,182	—	953,182
Total	$76,285,400	$953,182	$—	$77,238,582
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in affiliated underlying funds, at value (cost $46,255,658)		$56,663,694
Investments in unaffiliated funds and issuers, at value (cost $18,877,335)		20,574,888
Receivables:
Investments sold		36,001
Dividends		54,951
Fund shares sold		22,957
Due from investment adviser		5,442
Prepaid expenses	+	4,869
Total assets		77,362,802
Liabilities
Payables:
Investments bought		54,734
Fund shares redeemed		19
Accrued expenses	+	33,756
Total liabilities		88,509
Net Assets
Total assets		77,362,802
Total liabilities	–	88,509
Net assets		$77,274,293
Net Assets by Source
Capital received from investors		62,962,335
Total distributable earnings		14,311,958

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$77,274,293		6,344,789		$12.18

Schwab Target Funds  |  Annual Report
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Schwab Target 2015 Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends received from affiliated underlying funds		$1,191,828
Dividends received from unaffiliated underlying funds		410,942
Interest	+	2,317
Total investment income		1,605,087
Expenses
Professional fees		21,831
Registration fees		20,326
Portfolio accounting fees		11,751
Independent trustees’ fees		8,102
Shareholder reports		4,641
Transfer agent fees		2,306
Custodian fees		2,088
Other expenses	+	4,081
Total expenses		75,126
Expense reduction by CSIM and its affiliates	–	75,126
Net expenses	–	—
Net investment income		1,605,087
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		133,915
Realized capital gain distributions received from unaffiliated underlying funds		367,401
Net realized gains on sales of affiliated underlying funds		1,220,080
Net realized gains on sales of unaffiliated underlying funds	+	189,211
Net realized gains		1,910,607
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		618,854
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	633,077
Net change in unrealized appreciation (depreciation)	+	1,251,931
Net realized and unrealized gains		3,162,538
Increase in net assets resulting from operations		$4,767,625

Schwab Target Funds  |  Annual Report
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Schwab Target 2015 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$1,605,087	$1,963,769
Net realized gains		1,910,607	2,268,491
Net change in unrealized appreciation (depreciation)	+	1,251,931	3,984,094
Increase in net assets from operations		4,767,625	8,216,354
Distributions to Shareholders
Total distributions		($4,189,125)	($4,192,333)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		767,274	$9,075,200	663,357	$7,656,603
Shares reinvested		335,649	3,930,448	364,172	3,892,994
Shares redeemed	+	(1,481,051)	(17,448,525)	(2,164,691)	(24,726,747)
Net transactions in fund shares		(378,128)	($4,442,877)	(1,137,162)	($13,177,150)
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		6,722,917	$81,138,670	7,860,079	$90,291,799
Total decrease	+	(378,128)	(3,864,377)	(1,137,162)	(9,153,129)
End of period		6,344,789	$77,274,293	6,722,917	$81,138,670

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$14.46	$13.87	$14.71	$13.84	$14.33
Income (loss) from investment operations:
Net investment income (loss)[1]	0.30	0.32	0.30	0.23	0.22
Net realized and unrealized gains (losses)	0.58	1.04	(0.33)	1.39	0.06
Total from investment operations	0.88	1.36	(0.03)	1.62	0.28
Less distributions:
Distributions from net investment income	(0.36)	(0.35)	(0.33)	(0.24)	(0.27)
Distributions from net realized gains	(0.43)	(0.42)	(0.48)	(0.51)	(0.50)
Total distributions	(0.79)	(0.77)	(0.81)	(0.75)	(0.77)
Net asset value at end of period	$14.55	$14.46	$13.87	$14.71	$13.84
Total return	6.33%	10.58%	(0.32%)	12.28%	2.05%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00%	0.00%	0.00% [3]
Gross operating expenses[2]	0.02%	0.03%	0.02%	0.03%	0.03%
Net investment income (loss)	2.13%	2.28%	2.07%	1.67%	1.59%
Portfolio turnover rate	17%	14%	18%	47% [4]	9%
Net assets, end of period (x 1,000,000)	$525	$549	$542	$579	$530

1
Calculated based on the average shares outstanding during the period.
2
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 31% without including these transactions. There were no transaction costs associated with these transactions.

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 73.8% of net assets

Equity Funds 32.2%
Global Real Estate 1.8%
Schwab Global Real Estate Fund	1,539,721	9,469,280
International 11.6%
Laudus International MarketMasters Fund	1,653,653	40,299,521
Schwab International Core Equity Fund	2,241,024	20,415,732
		60,715,253
Large-Cap 16.6%
Schwab Core Equity Fund	1,205,919	26,819,643
Schwab Dividend Equity Fund	40,755	494,768
Schwab S&P 500 Index Fund	1,183,239	60,049,369
		87,363,780
Mid-Cap 0.9%
Schwab U.S. Mid-Cap Index Fund	100,536	4,522,092
Small-Cap 1.3%
Schwab Small-Cap Equity Fund	468,102	7,030,894
		169,101,299

Fixed-Income Funds 38.8%
Inflation-Protected Bond 5.8%
Schwab Treasury Inflation Protected Securities Index Fund	2,530,300	30,768,451
Intermediate-Term Bond 23.9%
Schwab U.S. Aggregate Bond Index Fund	11,699,490	125,652,527
Short-Term Bond 9.1%
Schwab Short-Term Bond Index Fund	4,605,078	47,708,605
		204,129,583

Money Market Fund 2.8%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	14,742,530	14,748,426
Total Affiliated Underlying Funds
(Cost $315,611,183)		387,979,308

Unaffiliated Underlying Funds 25.0% of net assets

Equity Funds 7.7%
Large-Cap 6.8%
ClearBridge Large Cap Growth Fund, Class IS	322,441	20,400,823
Dodge & Cox Stock Fund	94,192	15,385,341
		35,786,164
Security	Number of Shares	Value ($)
Small-Cap 0.9%
ClearBridge Small Cap Growth Fund, Class IS *	101,976	4,620,524
		40,406,688

Fixed-Income Funds 17.3%
Intermediate-Term Bond 15.0%
Baird Aggregate Bond Fund, Institutional Class	1,940,161	22,855,101
Loomis Sayles Investment Grade Bond Fund, Class Y	624,212	7,390,673
Metropolitan West Total Return Bond Fund, Class I	4,189,669	48,474,467
		78,720,241
International Bond 2.3%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	1,094,865	12,087,311
		90,807,552
Total Unaffiliated Underlying Funds
(Cost $119,393,528)		131,214,240
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.8% of net assets

Time Deposit 0.8%
JPMorgan Chase Bank
0.01%, 11/02/20 (b)	4,397,342	4,397,342
Total Short-Term Investment
(Cost $4,397,342)		4,397,342
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Portfolio Holdings as of October 31, 2020 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2020:
Affiliated Underlying Funds	Value at 10/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 10/31/20	Balance of Shares Held at 10/31/20	Distributions Received*
Laudus International MarketMasters Fund	$40,354,107	$5,185,592	($8,610,000)	($188,838)	$3,558,660	$40,299,521	1,653,653	$805,593
Laudus U.S. Large Cap Growth Fund	1,023,113	85,851	(1,126,845)	645,348	(627,467)	—	—	85,851
Schwab Core Equity Fund	34,762,217	2,532,450	(11,390,000)	1,730,963	(815,987)	26,819,643	1,205,919	982,449
Schwab Dividend Equity Fund	1,361,750	89,499	(660,000)	(46,978)	(249,503)	494,768	40,755	89,499
Schwab Global Real Estate Fund	12,461,685	2,245,796	(2,180,000)	(34,413)	(3,023,788)	9,469,280	1,539,721	675,796
Schwab International Core Equity Fund	27,044,335	2,314,297	(6,600,000)	(606,597)	(1,736,303)	20,415,732	2,241,024	974,296
Schwab S&P 500 Index Fund	66,191,930	9,890,641	(21,080,000)	3,845,372	1,201,426	60,049,369	1,183,239	1,350,641
Schwab Short-Term Bond Index Fund	45,506,292	8,038,425	(6,965,286)	91,247	1,037,927	47,708,605	4,605,078	823,171
Schwab Small-Cap Equity Fund	10,124,182	10,761	(2,090,000)	(264,372)	(749,677)	7,030,894	468,102	10,761
Schwab Treasury Inflation Protected Securities Index Fund	27,550,743	5,268,140	(4,210,000)	25,878	2,133,690	30,768,451	2,530,300	388,140
Schwab U.S. Aggregate Bond Index Fund	109,012,348	31,832,224	(19,119,473)	65,650	3,861,778	125,652,527	11,699,490	2,980,439
Schwab U.S. Mid-Cap Index Fund	5,143,346	626,961	(1,450,000)	44,515	157,270	4,522,092	100,536	106,961
Schwab Variable Share Price Money Fund, Ultra Shares	29,511,748	208,438	(14,970,000)	2,880	(4,640)	14,748,426	14,742,530	182,716
Total	$410,047,796	$68,329,075	($100,451,604)	$5,310,655	$4,743,386	$387,979,308		$9,456,313
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$387,979,308	$—	$—	$387,979,308
Unaffiliated Underlying Funds[1]	131,214,240	—	—	131,214,240
Short-Term Investment[1]	—	4,397,342	—	4,397,342
Total	$519,193,548	$4,397,342	$—	$523,590,890
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in affiliated underlying funds, at value (cost $315,611,183)		$387,979,308
Investments in unaffiliated funds and issuers, at value (cost $123,790,870)		135,611,582
Receivables:
Investments sold		1,916,004
Fund shares sold		390,052
Dividends		362,935
Due from investment adviser		7,026
Prepaid expenses	+	14,742
Total assets		526,281,649
Liabilities
Payables:
Investments bought		361,450
Fund shares redeemed		421,869
Accrued expenses	+	54,737
Total liabilities		838,056
Net Assets
Total assets		526,281,649
Total liabilities	–	838,056
Net assets		$525,443,593
Net Assets by Source
Capital received from investors		427,548,146
Total distributable earnings		97,895,447

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$525,443,593		36,101,483		$14.55

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends received from affiliated underlying funds		$8,310,227
Dividends received from unaffiliated underlying funds		2,955,117
Interest	+	11,950
Total investment income		11,277,294
Expenses
Registration fees		30,467
Portfolio accounting fees		25,432
Professional fees		23,534
Shareholder reports		18,127
Independent trustees’ fees		10,109
Transfer agent fees		8,850
Custodian fees		2,148
Other expenses	+	8,862
Total expenses		127,529
Expense reduction by CSIM and its affiliates	–	127,529
Net expenses	–	—
Net investment income		11,277,294
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		1,146,086
Realized capital gain distributions received from unaffiliated underlying funds		2,681,479
Net realized gains on sales of affiliated underlying funds		5,310,655
Net realized gains on sales of unaffiliated underlying funds	+	924,346
Net realized gains		10,062,566
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		4,743,386
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	4,306,511
Net change in unrealized appreciation (depreciation)	+	9,049,897
Net realized and unrealized gains		19,112,463
Increase in net assets resulting from operations		$30,389,757

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$11,277,294	$12,429,435
Net realized gains		10,062,566	17,864,060
Net change in unrealized appreciation (depreciation)	+	9,049,897	24,386,674
Increase in net assets from operations		30,389,757	54,680,169
Distributions to Shareholders
Total distributions		($29,966,408)	($29,733,328)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,736,654	$81,673,353	5,237,831	$72,332,026
Shares reinvested		1,985,761	27,880,086	2,194,423	27,913,053
Shares redeemed	+	(9,574,984)	(133,223,621)	(8,554,258)	(118,357,642)
Net transactions in fund shares		(1,852,569)	($23,670,182)	(1,122,004)	($18,112,563)
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		37,954,052	$548,690,426	39,076,056	$541,856,148
Total increase or decrease	+	(1,852,569)	(23,246,833)	(1,122,004)	6,834,278
End of period		36,101,483	$525,443,593	37,954,052	$548,690,426

Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$14.74	$14.10	$14.71	$13.45	$14.11
Income (loss) from investment operations:
Net investment income (loss)[1]	0.31	0.30	0.28	0.22	0.20
Net realized and unrealized gains (losses)	0.55	1.10	(0.34)	1.73	0.06
Total from investment operations	0.86	1.40	(0.06)	1.95	0.26
Less distributions:
Distributions from net investment income	(0.35)	(0.34)	(0.34)	(0.23)	(0.26)
Distributions from net realized gains	(0.44)	(0.42)	(0.21)	(0.46)	(0.66)
Total distributions	(0.79)	(0.76)	(0.55)	(0.69)	(0.92)
Net asset value at end of period	$14.81	$14.74	$14.10	$14.71	$13.45
Total return	5.98%	10.79%	(0.53%)	15.17%	2.01%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00%	0.00%	0.00% [3]
Gross operating expenses[2]	0.02%	0.03%	0.02%	0.03%	0.04%
Net investment income (loss)	2.14%	2.10%	1.88%	1.59%	1.53%
Portfolio turnover rate	16%	15%	13%	36% [4]	5%
Net assets, end of period (x 1,000,000)	$572	$577	$531	$521	$443

1
Calculated based on the average shares outstanding during the period.
2
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 26% without including these transactions. There were no transaction costs associated with these transactions.

Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 71.3% of net assets

Equity Funds 44.6%
Global Real Estate 2.5%
Schwab Global Real Estate Fund	2,316,757	14,248,053
International 15.7%
Laudus International MarketMasters Fund	2,369,203	57,737,488
Schwab International Core Equity Fund	3,542,504	32,272,214
		90,009,702
Large-Cap 23.1%
Laudus U.S. Large Cap Growth Fund	275,670	7,470,645
Schwab Core Equity Fund	2,089,943	46,480,332
Schwab Dividend Equity Fund	76,627	930,257
Schwab S&P 500 Index Fund	1,519,311	77,105,046
		131,986,280
Mid-Cap 1.2%
Schwab U.S. Mid-Cap Index Fund	146,529	6,590,860
Small-Cap 2.1%
Schwab Small-Cap Equity Fund	817,540	12,279,447
		255,114,342

Fixed-Income Funds 24.8%
Inflation-Protected Bond 2.2%
Schwab Treasury Inflation Protected Securities Index Fund	1,032,931	12,560,445
Intermediate-Term Bond 16.3%
Schwab U.S. Aggregate Bond Index Fund	8,698,423	93,421,065
Short-Term Bond 6.3%
Schwab Short-Term Bond Index Fund	3,478,218	36,034,341
		142,015,851

Money Market Fund 1.9%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	10,646,628	10,650,887
Total Affiliated Underlying Funds
(Cost $340,927,443)		407,781,080

Unaffiliated Underlying Funds 27.4% of net assets

Equity Funds 9.6%
International 0.9%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	526,364	5,389,972
Security	Number of Shares	Value ($)
Large-Cap 7.4%
ClearBridge Large Cap Growth Fund, Class IS	324,620	20,538,734
Dodge & Cox Stock Fund	134,433	21,958,288
		42,497,022
Small-Cap 1.3%
ClearBridge Small Cap Growth Fund, Class IS *	161,240	7,305,803
		55,192,797

Fixed-Income Funds 17.8%
Intermediate-Term Bond 13.5%
Baird Aggregate Bond Fund, Institutional Class	1,239,245	14,598,311
Loomis Sayles Investment Grade Bond Fund, Class Y	1,273,084	15,073,309
Metropolitan West Total Return Bond Fund, Class I	4,085,361	47,267,622
		76,939,242
International Bond 4.3%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	2,242,965	24,762,335
		101,701,577
Total Unaffiliated Underlying Funds
(Cost $144,904,723)		156,894,374
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 1.0% of net assets

Time Deposit 1.0%
Skandinaviska Enskilda Banken
0.01%, 11/02/20 (b)	5,508,601	5,508,601
Total Short-Term Investment
(Cost $5,508,601)		5,508,601
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Portfolio Holdings as of October 31, 2020 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2020:
Affiliated Underlying Funds	Value at 10/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 10/31/20	Balance of Shares Held at 10/31/20	Distributions Received*
Laudus International MarketMasters Fund	$56,558,130	$6,000,280	($9,280,000)	($1,134,854)	$5,593,932	$57,737,488	2,369,203	$1,140,280
Laudus U.S. Large Cap Growth Fund	6,728,398	1,954,592	(2,770,000)	881,920	675,735	7,470,645	275,670	564,591
Schwab Core Equity Fund	53,527,691	1,548,243	(9,609,999)	(581)	1,014,978	46,480,332	2,089,943	1,548,244
Schwab Dividend Equity Fund	2,066,652	132,681	(700,000)	(124,946)	(444,130)	930,257	76,627	132,682
Schwab Global Real Estate Fund	16,958,713	3,056,551	(1,310,000)	(102,214)	(4,354,997)	14,248,053	2,316,757	936,551
Schwab International Core Equity Fund	37,091,229	2,926,245	(4,383,002)	(938,846)	(2,423,412)	32,272,214	3,542,504	1,336,245
Schwab S&P 500 Index Fund	81,277,045	9,400,602	(19,520,000)	3,219,189	2,728,210	77,105,046	1,519,311	1,640,602
Schwab Short-Term Bond Index Fund	33,442,382	8,024,128	(6,281,436)	96,341	752,926	36,034,341	3,478,218	612,717
Schwab Small-Cap Equity Fund	15,913,251	757,039	(2,940,000)	(1,482,407)	31,564	12,279,447	817,540	17,038
Schwab Treasury Inflation Protected Securities Index Fund	10,429,385	3,438,437	(2,190,000)	16,342	866,281	12,560,445	1,032,931	158,438
Schwab U.S. Aggregate Bond Index Fund	82,065,620	27,403,428	(19,068,667)	70,861	2,949,823	93,421,065	8,698,423	2,280,588
Schwab U.S. Mid-Cap Index Fund	6,334,698	160,134	—	—	96,028	6,590,860	146,529	160,134
Schwab Variable Share Price Money Fund, Ultra Shares	21,391,508	150,634	(10,890,000)	1,795	(3,050)	10,650,887	10,646,628	131,988
Total	$423,784,702	$64,952,994	($88,943,104)	$502,600	$7,483,888	$407,781,080		$10,660,098
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$407,781,080	$—	$—	$407,781,080
Unaffiliated Underlying Funds[1]	156,894,374	—	—	156,894,374
Short-Term Investment[1]	—	5,508,601	—	5,508,601
Total	$564,675,454	$5,508,601	$—	$570,184,055
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in affiliated underlying funds, at value (cost $340,927,443)		$407,781,080
Investments in unaffiliated funds and issuers, at value (cost $150,413,324)		162,402,975
Receivables:
Investments sold		920,003
Fund shares sold		706,504
Dividends		311,634
Due from investment adviser		8,222
Prepaid expenses	+	11,852
Total assets		572,142,270
Liabilities
Payables:
Investments bought		310,414
Fund shares redeemed		38,770
Accrued expenses	+	55,252
Total liabilities		404,436
Net Assets
Total assets		572,142,270
Total liabilities	–	404,436
Net assets		$571,737,834
Net Assets by Source
Capital received from investors		484,345,381
Total distributable earnings		87,392,453

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$571,737,834		38,597,550		$14.81

Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends received from affiliated underlying funds		$8,507,774
Dividends received from unaffiliated underlying funds		3,708,829
Interest	+	19,208
Total investment income		12,235,811
Expenses
Registration fees		35,797
Portfolio accounting fees		25,846
Professional fees		23,549
Shareholder reports		18,937
Transfer agent fees		11,000
Independent trustees’ fees		10,298
Custodian fees		2,202
Other expenses	+	9,111
Total expenses		136,740
Expense reduction by CSIM and its affiliates	–	136,740
Net expenses	–	—
Net investment income		12,235,811
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		2,152,324
Realized capital gain distributions received from unaffiliated underlying funds		3,355,295
Net realized gains on sales of affiliated underlying funds		502,600
Net realized gains on sales of unaffiliated underlying funds	+	156,815
Net realized gains		6,167,034
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		7,483,888
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	4,182,099
Net change in unrealized appreciation (depreciation)	+	11,665,987
Net realized and unrealized gains		17,833,021
Increase in net assets resulting from operations		$30,068,832

Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$12,235,811	$11,528,934
Net realized gains		6,167,034	18,998,513
Net change in unrealized appreciation (depreciation)	+	11,665,987	25,891,364
Increase in net assets from operations		30,068,832	56,418,811
Distributions to Shareholders
Total distributions		($31,204,773)	($28,587,026)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,665,930	$96,099,310	6,370,762	$89,570,449
Shares reinvested		2,073,359	29,960,039	2,152,966	27,536,429
Shares redeemed	+	(9,291,366)	(130,280,378)	(7,018,067)	(98,439,951)
Net transactions in fund shares		(552,077)	($4,221,029)	1,505,661	$18,666,927
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		39,149,627	$577,094,804	37,643,966	$530,596,092
Total increase or decrease	+	(552,077)	(5,356,970)	1,505,661	46,498,712
End of period		38,597,550	$571,737,834	39,149,627	$577,094,804

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$15.79	$15.24	$16.10	$14.51	$15.59
Income (loss) from investment operations:
Net investment income (loss)[1]	0.33	0.30	0.29	0.23	0.22
Net realized and unrealized gains (losses)	0.57	1.21	(0.38)	2.18	0.01
Total from investment operations	0.90	1.51	(0.09)	2.41	0.23
Less distributions:
Distributions from net investment income	(0.37)	(0.37)	(0.39)	(0.24)	(0.30)
Distributions from net realized gains	(0.65)	(0.59)	(0.38)	(0.58)	(1.01)
Total distributions	(1.02)	(0.96)	(0.77)	(0.82)	(1.31)
Net asset value at end of period	$15.67	$15.79	$15.24	$16.10	$14.51
Total return	5.81%	10.94%	(0.75%)	17.47%	1.72%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00%	0.00%	0.00% [3]
Gross operating expenses[2]	0.02%	0.02%	0.02%	0.02%	0.03%
Net investment income (loss)	2.15%	2.00%	1.79%	1.53%	1.51%
Portfolio turnover rate	13%	17%	14%	30%	5%
Net assets, end of period (x 1,000,000)	$965	$999	$958	$966	$814

1
Calculated based on the average shares outstanding during the period.
2
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 71.2% of net assets

Equity Funds 53.3%
Global Real Estate 3.0%
Schwab Global Real Estate Fund	4,698,604	28,896,417
International 18.6%
Laudus International MarketMasters Fund	4,636,688	112,996,078
Schwab International Core Equity Fund	7,301,011	66,512,210
		179,508,288
Large-Cap 27.5%
Laudus U.S. Large Cap Growth Fund	851,371	23,072,141
Schwab Core Equity Fund	4,165,286	92,635,966
Schwab Dividend Equity Fund	638,748	7,754,406
Schwab S&P 500 Index Fund	2,809,707	142,592,653
		266,055,166
Mid-Cap 1.2%
Schwab U.S. Mid-Cap Index Fund	255,751	11,503,681
Small-Cap 3.0%
Schwab Small-Cap Equity Fund	1,924,165	28,900,959
		514,864,511

Fixed-Income Funds 16.6%
Inflation-Protected Bond 0.5%
Schwab Treasury Inflation Protected Securities Index Fund	378,945	4,607,974
Intermediate-Term Bond 11.6%
Schwab U.S. Aggregate Bond Index Fund	10,464,579	112,389,577
Short-Term Bond 4.5%
Schwab Short-Term Bond Index Fund	4,167,236	43,172,563
		160,170,114

Money Market Fund 1.3%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	12,651,650	12,656,711
Total Affiliated Underlying Funds
(Cost $529,258,446)		687,691,336

Unaffiliated Underlying Funds 27.7% of net assets

Equity Funds 11.8%
International 1.9%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	1,762,171	18,044,632
Security	Number of Shares	Value ($)
Large-Cap 8.3%
ClearBridge Large Cap Growth Fund, Class IS	580,340	36,718,138
Dodge & Cox Stock Fund	265,794	43,414,726
		80,132,864
Small-Cap 1.6%
ClearBridge Small Cap Growth Fund, Class IS *	333,706	15,120,228
		113,297,724

Fixed-Income Funds 15.9%
Intermediate-Term Bond 11.3%
Baird Aggregate Bond Fund, Institutional Class	1,382,682	16,287,988
Loomis Sayles Investment Grade Bond Fund, Class Y	2,336,405	27,663,037
Metropolitan West Total Return Bond Fund, Class I	5,604,526	64,844,363
		108,795,388
International Bond 4.6%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	4,076,037	44,999,449
		153,794,837
Total Unaffiliated Underlying Funds
(Cost $248,036,385)		267,092,561
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 1.1% of net assets

Time Deposits 1.1%
JPMorgan Chase Bank
0.01%, 11/02/20 (b)	9,732,997	9,732,997
Skandinaviska Enskilda Banken
0.01%, 11/02/20 (b)	1,108,954	1,108,954
Total Short-Term Investments
(Cost $10,841,951)		10,841,951
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Portfolio Holdings as of October 31, 2020 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2020:
Affiliated Underlying Funds	Value at 10/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 10/31/20	Balance of Shares Held at 10/31/20	Distributions Received*
Laudus International MarketMasters Fund	$114,060,550	$7,871,075	($17,490,000)	($1,375,670)	$9,930,123	$112,996,078	4,636,688	$2,321,075
Laudus U.S. Large Cap Growth Fund	22,578,525	3,214,603	(7,280,000)	2,715,477	1,843,536	23,072,141	851,371	1,894,602
Schwab Core Equity Fund	104,714,833	3,063,115	(17,050,000)	567,086	1,340,932	92,635,966	4,165,286	3,063,115
Schwab Dividend Equity Fund	11,389,803	782,137	(2,240,000)	(113,021)	(2,064,513)	7,754,406	638,748	782,139
Schwab Global Real Estate Fund	34,719,157	5,653,990	(2,620,000)	(125,878)	(8,730,852)	28,896,417	4,698,604	1,913,991
Schwab International Core Equity Fund	75,878,157	4,533,579	(6,830,000)	(1,770,122)	(5,299,404)	66,512,210	7,301,011	2,733,579
Schwab S&P 500 Index Fund	147,472,503	15,279,165	(30,590,000)	5,016,164	5,414,821	142,592,653	2,809,707	3,009,164
Schwab Short-Term Bond Index Fund	41,847,840	8,914,945	(8,599,785)	124,416	885,147	43,172,563	4,167,236	744,212
Schwab Small-Cap Equity Fund	34,020,480	2,237,327	(4,390,000)	(910,951)	(2,055,897)	28,900,959	1,924,165	37,327
Schwab Treasury Inflation Protected Securities Index Fund	—	4,359,020	—	—	248,954	4,607,974	378,945	19,021
Schwab U.S. Aggregate Bond Index Fund	104,917,645	27,420,433	(23,614,664)	53,880	3,612,283	112,389,577	10,464,579	2,791,714
Schwab U.S. Mid-Cap Index Fund	12,651,067	319,804	(1,590,000)	24,654	98,156	11,503,681	255,751	319,804
Schwab Variable Share Price Money Fund, Ultra Shares	26,491,561	187,602	(14,020,000)	1,309	(3,761)	12,656,711	12,651,650	164,502
Total	$730,742,121	$83,836,795	($136,314,449)	$4,207,344	$5,219,525	$687,691,336		$19,794,245
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$687,691,336	$—	$—	$687,691,336
Unaffiliated Underlying Funds[1]	267,092,561	—	—	267,092,561
Short-Term Investments[1]	—	10,841,951	—	10,841,951
Total	$954,783,897	$10,841,951	$—	$965,625,848
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in affiliated underlying funds, at value (cost $529,258,446)		$687,691,336
Investments in unaffiliated funds and issuers, at value (cost $258,878,336)		277,934,512
Receivables:
Investments sold		3,000,009
Fund shares sold		674,325
Dividends		407,932
Due from investment adviser		7,849
Prepaid expenses	+	21,108
Total assets		969,737,071
Liabilities
Payables:
Investments bought		3,406,172
Fund shares redeemed		969,534
Accrued expenses	+	73,188
Total liabilities		4,448,894
Net Assets
Total assets		969,737,071
Total liabilities	–	4,448,894
Net assets		$965,288,177
Net Assets by Source
Capital received from investors		770,273,118
Total distributable earnings		195,015,059

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$965,288,177		61,612,086		$15.67

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends received from affiliated underlying funds		$14,387,704
Dividends received from unaffiliated underlying funds		6,514,934
Interest	+	26,357
Total investment income		20,928,995
Expenses
Registration fees		34,389
Shareholder reports		33,474
Portfolio accounting fees		29,888
Professional fees		25,108
Transfer agent fees		12,335
Independent trustees’ fees		12,098
Custodian fees		2,345
Other expenses	+	13,335
Total expenses		162,972
Expense reduction by CSIM and its affiliates	–	162,972
Net expenses	–	—
Net investment income		20,928,995
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		5,406,541
Realized capital gain distributions received from unaffiliated underlying funds		6,375,882
Net realized gains on sales of affiliated underlying funds		4,207,344
Net realized gains on sales of unaffiliated underlying funds	+	580,894
Net realized gains		16,570,661
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		5,219,525
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	6,178,332
Net change in unrealized appreciation (depreciation)	+	11,397,857
Net realized and unrealized gains		27,968,518
Increase in net assets resulting from operations		$48,897,513

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$20,928,995	$19,375,183
Net realized gains		16,570,661	44,516,378
Net change in unrealized appreciation (depreciation)	+	11,397,857	36,469,471
Increase in net assets from operations		48,897,513	100,361,032
Distributions to Shareholders
Total distributions		($64,665,015)	($59,673,092)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,331,450	$126,649,806	6,655,676	$100,210,585
Shares reinvested		4,044,928	62,251,430	4,238,554	57,474,786
Shares redeemed	+	(14,016,675)	(206,526,474)	(10,487,734)	(157,448,421)
Net transactions in fund shares		(1,640,297)	($17,625,238)	406,496	$236,950
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		63,252,383	$998,680,917	62,845,887	$957,756,027
Total increase or decrease	+	(1,640,297)	(33,392,740)	406,496	40,924,890
End of period		61,612,086	$965,288,177	63,252,383	$998,680,917

Schwab Target Funds  |  Annual Report
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Schwab Target 2035 Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$15.46	$14.94	$15.58	$13.82	$14.70
Income (loss) from investment operations:
Net investment income (loss)[1]	0.31	0.28	0.27	0.21	0.20
Net realized and unrealized gains (losses)	0.53	1.19	(0.38)	2.32	0.01
Total from investment operations	0.84	1.47	(0.11)	2.53	0.21
Less distributions:
Distributions from net investment income	(0.34)	(0.36)	(0.39)	(0.22)	(0.28)
Distributions from net realized gains	(0.62)	(0.59)	(0.14)	(0.55)	(0.81)
Total distributions	(0.96)	(0.95)	(0.53)	(0.77)	(1.09)
Net asset value at end of period	$15.34	$15.46	$14.94	$15.58	$13.82
Total return	5.51%	10.90%	(0.88%)	19.19%	1.63%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00% [3]	0.00%	0.00% [3]
Gross operating expenses[2]	0.03%	0.03%	0.03%	0.04%	0.04%
Net investment income (loss)	2.06%	1.87%	1.70%	1.48%	1.46%
Portfolio turnover rate	12%	15%	14%	24%	3%
Net assets, end of period (x 1,000,000)	$477	$483	$447	$440	$361

1
Calculated based on the average shares outstanding during the period.
2
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
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Schwab Target 2035 Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 72.6% of net assets

Equity Funds 60.2%
Global Real Estate 3.4%
Schwab Global Real Estate Fund	2,605,953	16,026,608
International 20.9%
Laudus International MarketMasters Fund	2,609,767	63,600,010
Schwab International Core Equity Fund	3,987,530	36,326,402
		99,926,412
Large-Cap 30.7%
Laudus U.S. Large Cap Growth Fund	615,642	16,683,899
Schwab Core Equity Fund	2,305,598	51,276,494
Schwab Dividend Equity Fund	580,206	7,043,705
Schwab S&P 500 Index Fund	1,403,573	71,231,322
		146,235,420
Mid-Cap 1.5%
Schwab U.S. Mid-Cap Index Fund	158,265	7,118,767
Small-Cap 3.7%
Schwab Small-Cap Equity Fund	1,180,828	17,736,031
		287,043,238

Fixed-Income Funds 11.6%
Intermediate-Term Bond 8.4%
Schwab U.S. Aggregate Bond Index Fund	3,730,053	40,060,770
Short-Term Bond 3.2%
Schwab Short-Term Bond Index Fund	1,458,385	15,108,866
		55,169,636

Money Market Fund 0.8%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	4,013,918	4,015,524
Total Affiliated Underlying Funds
(Cost $285,174,710)		346,228,398

Unaffiliated Underlying Funds 26.4% of net assets

Equity Funds 13.0%
International 2.8%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	1,299,433	13,306,189
Security	Number of Shares	Value ($)
Large-Cap 8.5%
ClearBridge Large Cap Growth Fund, Class IS	283,212	17,918,801
Dodge & Cox Stock Fund	139,051	22,712,534
		40,631,335
Small-Cap 1.7%
ClearBridge Small Cap Growth Fund, Class IS *	179,402	8,128,712
		62,066,236

Fixed-Income Funds 13.4%
Intermediate-Term Bond 9.7%
Baird Aggregate Bond Fund, Institutional Class	461,065	5,431,349
Loomis Sayles Investment Grade Bond Fund, Class Y	1,259,791	14,915,922
Metropolitan West Total Return Bond Fund, Class I	2,246,111	25,987,507
		46,334,778
International Bond 3.7%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	1,594,501	17,603,287
		63,938,065
Total Unaffiliated Underlying Funds
(Cost $117,570,075)		126,004,301
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 1.0% of net assets

Time Deposit 1.0%
JPMorgan Chase Bank
0.01%, 11/02/20 (b)	4,645,484	4,645,484
Total Short-Term Investment
(Cost $4,645,484)		4,645,484
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2035 Fund
Portfolio Holdings as of October 31, 2020 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2020:
Affiliated Underlying Funds	Value at 10/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 10/31/20	Balance of Shares Held at 10/31/20	Distributions Received*
Laudus International MarketMasters Fund	$60,904,081	$3,629,368	($5,540,000)	($844,013)	$5,450,574	$63,600,010	2,609,767	$1,239,368
Laudus U.S. Large Cap Growth Fund	16,567,813	1,390,233	(4,630,000)	1,653,524	1,702,329	16,683,899	615,642	1,390,233
Schwab Core Equity Fund	55,646,758	1,628,170	(6,950,000)	(79,018)	1,030,584	51,276,494	2,305,598	1,628,170
Schwab Dividend Equity Fund	8,124,685	577,985	—	—	(1,658,965)	7,043,705	580,206	577,985
Schwab Global Real Estate Fund	18,642,442	3,025,174	(730,000)	(90,706)	(4,820,302)	16,026,608	2,605,953	1,035,175
Schwab International Core Equity Fund	41,017,479	3,127,691	(4,060,000)	(1,196,641)	(2,562,127)	36,326,402	3,987,530	1,477,691
Schwab S&P 500 Index Fund	73,858,143	6,543,335	(14,380,000)	2,338,793	2,871,051	71,231,322	1,403,573	1,483,335
Schwab Short-Term Bond Index Fund	14,485,816	3,267,286	(2,997,327)	41,302	311,789	15,108,866	1,458,385	259,969
Schwab Small-Cap Equity Fund	19,559,286	1,781,473	(1,770,000)	(1,009,066)	(825,662)	17,736,031	1,180,828	21,472
Schwab U.S. Aggregate Bond Index Fund	36,869,413	11,057,180	(9,195,389)	6,827	1,322,739	40,060,770	3,730,053	1,001,717
Schwab U.S. Mid-Cap Index Fund	6,842,087	172,960	—	—	103,720	7,118,767	158,265	172,960
Schwab Variable Share Price Money Fund, Ultra Shares	9,182,420	63,951	(5,230,000)	71	(918)	4,015,524	4,013,918	55,939
Total	$361,700,423	$36,264,806	($55,482,716)	$821,073	$2,924,812	$346,228,398		$10,344,014
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$346,228,398	$—	$—	$346,228,398
Unaffiliated Underlying Funds[1]	126,004,301	—	—	126,004,301
Short-Term Investment[1]	—	4,645,484	—	4,645,484
Total	$472,232,699	$4,645,484	$—	$476,878,183
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2035 Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in affiliated underlying funds, at value (cost $285,174,710)		$346,228,398
Investments in unaffiliated funds and issuers, at value (cost $122,215,559)		130,649,785
Receivables:
Investments sold		800,004
Fund shares sold		328,019
Dividends		150,419
Due from investment adviser		8,881
Prepaid expenses	+	10,272
Total assets		478,175,778
Liabilities
Payables:
Investments bought		949,809
Fund shares redeemed		259,217
Accrued expenses	+	56,201
Total liabilities		1,265,227
Net Assets
Total assets		478,175,778
Total liabilities	–	1,265,227
Net assets		$476,910,551
Net Assets by Source
Capital received from investors		399,608,958
Total distributable earnings		77,301,593

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$476,910,551		31,080,107		$15.34

Schwab Target Funds  |  Annual Report
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Schwab Target 2035 Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends received from affiliated underlying funds		$6,988,863
Dividends received from unaffiliated underlying funds		2,813,446
Interest	+	12,040
Total investment income		9,814,349
Expenses
Registration fees		31,398
Portfolio accounting fees		24,860
Professional fees		23,229
Shareholder reports		19,210
Transfer agent fees		11,152
Independent trustees’ fees		9,883
Custodian fees		2,127
Other expenses	+	7,851
Total expenses		129,710
Expense reduction by CSIM and its affiliates	–	129,710
Net expenses	–	—
Net investment income		9,814,349
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		3,355,151
Realized capital gain distributions received from unaffiliated underlying funds		3,188,714
Net realized gains on sales of affiliated underlying funds		821,073
Net realized gains on sales of unaffiliated underlying funds	+	28,320
Net realized gains		7,393,258
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		2,924,812
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	2,973,533
Net change in unrealized appreciation (depreciation)	+	5,898,345
Net realized and unrealized gains		13,291,603
Increase in net assets resulting from operations		$23,105,952

Schwab Target Funds  |  Annual Report
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Schwab Target 2035 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$9,814,349	$8,647,898
Net realized gains		7,393,258	20,972,631
Net change in unrealized appreciation (depreciation)	+	5,898,345	18,014,725
Increase in net assets from operations		23,105,952	47,635,254
Distributions to Shareholders
Total distributions		($30,104,205)	($27,960,017)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,950,446	$73,475,207	4,397,034	$64,804,146
Shares reinvested		1,911,963	29,023,597	2,053,408	27,084,446
Shares redeemed	+	(7,041,886)	(101,780,856)	(5,092,947)	(75,084,216)
Net transactions in fund shares		(179,477)	$717,948	1,357,495	$16,804,376
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		31,259,584	$483,190,856	29,902,089	$446,711,243
Total increase or decrease	+	(179,477)	(6,280,305)	1,357,495	36,479,613
End of period		31,080,107	$476,910,551	31,259,584	$483,190,856

Schwab Target Funds  |  Annual Report
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Schwab Target 2040 Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$16.61	$16.27	$17.14	$15.12	$16.42
Income (loss) from investment operations:
Net investment income (loss)[1]	0.32	0.28	0.28	0.23	0.22
Net realized and unrealized gains (losses)	0.56	1.28	(0.45)	2.78	(0.03) [2]
Total from investment operations	0.88	1.56	(0.17)	3.01	0.19
Less distributions:
Distributions from net investment income	(0.35)	(0.39)	(0.44)	(0.24)	(0.32)
Distributions from net realized gains	(0.90)	(0.83)	(0.26)	(0.75)	(1.17)
Total distributions	(1.25)	(1.22)	(0.70)	(0.99)	(1.49)
Net asset value at end of period	$16.24	$16.61	$16.27	$17.14	$15.12
Total return	5.31%	10.90%	(1.17%)	21.02%	1.38%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[3]	0.00%	0.00%	0.00% [4]	0.00%	0.00% [4]
Gross operating expenses[3]	0.02%	0.02%	0.02%	0.02%	0.03%
Net investment income (loss)	2.01%	1.78%	1.65%	1.44%	1.45%
Portfolio turnover rate	10%	15%	17%	21%	4%
Net assets, end of period (x 1,000,000)	$985	$1,012	$962	$998	$841

1
Calculated based on the average shares outstanding during the period.
2
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
4
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
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Schwab Target 2040 Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 74.3% of net assets

Equity Funds 65.7%
Global Real Estate 3.7%
Schwab Global Real Estate Fund	5,985,143	36,808,630
International 22.7%
Laudus International MarketMasters Fund	5,743,851	139,977,655
Schwab International Core Equity Fund	9,179,152	83,622,077
		223,599,732
Large-Cap 33.4%
Laudus U.S. Large Cap Growth Fund	1,692,483	45,866,279
Schwab Core Equity Fund	5,141,901	114,355,888
Schwab Dividend Equity Fund	1,607,385	19,513,656
Schwab S&P 500 Index Fund	2,931,705	148,784,034
		328,519,857
Mid-Cap 1.6%
Schwab U.S. Mid-Cap Index Fund	343,180	15,436,223
Small-Cap 4.3%
Schwab Small-Cap Equity Fund	2,838,214	42,629,978
		646,994,420

Fixed-Income Funds 8.1%
Intermediate-Term Bond 5.9%
Schwab U.S. Aggregate Bond Index Fund	5,434,712	58,368,806
Short-Term Bond 2.2%
Schwab Short-Term Bond Index Fund	2,080,597	21,554,981
		79,923,787

Money Market Fund 0.5%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	4,875,163	4,877,113
Total Affiliated Underlying Funds
(Cost $556,011,541)		731,795,320

Unaffiliated Underlying Funds 24.8% of net assets

Equity Funds 14.5%
International 3.8%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	3,627,214	37,142,671
Security	Number of Shares	Value ($)
Large-Cap 8.8%
ClearBridge Large Cap Growth Fund, Class IS	557,411	35,267,370
Dodge & Cox Stock Fund	317,418	51,846,996
		87,114,366
Small-Cap 1.9%
ClearBridge Small Cap Growth Fund, Class IS *	405,968	18,394,422
		142,651,459

Fixed-Income Funds 10.3%
Intermediate-Term Bond 7.6%
Baird Aggregate Bond Fund, Institutional Class	542,436	6,389,894
Loomis Sayles Investment Grade Bond Fund, Class Y	2,400,625	28,423,405
Metropolitan West Total Return Bond Fund, Class I	3,503,607	40,536,731
		75,350,030
International Bond 2.7%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	2,398,189	26,476,008
		101,826,038
Total Unaffiliated Underlying Funds
(Cost $228,996,177)		244,477,497
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.7% of net assets

Time Deposit 0.7%
JPMorgan Chase Bank
0.01%, 11/02/20 (b)	7,541,813	7,541,813
Total Short-Term Investment
(Cost $7,541,813)		7,541,813
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2040 Fund
Portfolio Holdings as of October 31, 2020 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2020:
Affiliated Underlying Funds	Value at 10/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 10/31/20	Balance of Shares Held at 10/31/20	Distributions Received*
Laudus International MarketMasters Fund	$140,453,404	$9,498,156	($20,130,000)	($2,177,702)	$12,333,797	$139,977,655	5,743,851	$2,858,156
Laudus U.S. Large Cap Growth Fund	48,618,750	4,079,681	(16,180,000)	6,411,739	2,936,109	45,866,279	1,692,483	4,079,681
Schwab Core Equity Fund	125,474,027	3,652,881	(16,900,000)	(117,166)	2,246,146	114,355,888	5,141,901	3,652,881
Schwab Dividend Equity Fund	23,122,489	1,636,057	(630,000)	(11,528)	(4,603,362)	19,513,656	1,607,385	1,636,057
Schwab Global Real Estate Fund	42,514,092	7,359,633	(1,980,000)	(101,679)	(10,983,416)	36,808,630	5,985,143	2,359,632
Schwab International Core Equity Fund	92,910,361	5,487,179	(6,100,000)	(1,684,848)	(6,990,615)	83,622,077	9,179,152	3,347,179
Schwab S&P 500 Index Fund	153,253,679	7,787,128	(23,300,000)	4,244,040	6,799,187	148,784,034	2,931,705	3,127,129
Schwab Short-Term Bond Index Fund	20,806,043	4,787,432	(4,555,041)	65,225	451,322	21,554,981	2,080,597	372,406
Schwab Small-Cap Equity Fund	46,725,134	2,912,384	(2,920,000)	(1,313,705)	(2,773,835)	42,629,978	2,838,214	52,384
Schwab U.S. Aggregate Bond Index Fund	52,449,147	18,328,463	(14,311,807)	101,221	1,801,782	58,368,806	5,434,712	1,448,349
Schwab U.S. Mid-Cap Index Fund	14,836,274	375,044	—	—	224,905	15,436,223	343,180	375,044
Schwab Variable Share Price Money Fund, Ultra Shares	12,553,710	85,286	(7,760,000)	646	(2,529)	4,877,113	4,875,163	74,323
Total	$773,717,110	$65,989,324	($114,766,848)	$5,416,243	$1,439,491	$731,795,320		$23,383,221
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$731,795,320	$—	$—	$731,795,320
Unaffiliated Underlying Funds[1]	244,477,497	—	—	244,477,497
Short-Term Investment[1]	—	7,541,813	—	7,541,813
Total	$976,272,817	$7,541,813	$—	$983,814,630
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2040 Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in affiliated underlying funds, at value (cost $556,011,541)		$731,795,320
Investments in unaffiliated funds and issuers, at value (cost $236,537,990)		252,019,310
Receivables:
Investments sold		1,965,004
Fund shares sold		497,135
Dividends		226,279
Due from investment adviser		7,949
Prepaid expenses	+	21,164
Total assets		986,532,161
Liabilities
Payables:
Investments bought		225,356
Fund shares redeemed		894,370
Accrued expenses	+	87,079
Total liabilities		1,206,805
Net Assets
Total assets		986,532,161
Total liabilities	–	1,206,805
Net assets		$985,325,356
Net Assets by Source
Capital received from investors		775,497,181
Total distributable earnings		209,828,175

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$985,325,356		60,688,112		$16.24

Schwab Target Funds  |  Annual Report
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Schwab Target 2040 Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends received from affiliated underlying funds		$14,658,395
Dividends received from unaffiliated underlying funds		5,132,842
Interest	+	18,073
Total investment income		19,809,310
Expenses
Shareholder reports		49,240
Registration fees		37,059
Portfolio accounting fees		29,898
Professional fees		25,168
Transfer agent fees		15,865
Independent trustees’ fees		12,166
Custodian fees		2,396
Other expenses	+	13,507
Total expenses		185,299
Expense reduction by CSIM and its affiliates	–	185,299
Net expenses	–	—
Net investment income		19,809,310
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		8,724,826
Realized capital gain distributions received from unaffiliated underlying funds		6,841,238
Net realized gains on sales of affiliated underlying funds		5,416,243
Net realized losses on sales of unaffiliated underlying funds	+	(839,876)
Net realized gains		20,142,431
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		1,439,491
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	6,485,784
Net change in unrealized appreciation (depreciation)	+	7,925,275
Net realized and unrealized gains		28,067,706
Increase in net assets resulting from operations		$47,877,016

Schwab Target Funds  |  Annual Report
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Schwab Target 2040 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$19,809,310	$17,515,301
Net realized gains		20,142,431	58,610,358
Net change in unrealized appreciation (depreciation)	+	7,925,275	25,987,197
Increase in net assets from operations		47,877,016	102,112,856
Distributions to Shareholders
Total distributions		($75,661,959)	($71,258,344)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		7,287,918	$111,975,602	6,025,941	$95,176,212
Shares reinvested		4,584,013	74,123,497	4,962,246	69,868,426
Shares redeemed	+	(12,097,184)	(184,546,752)	(9,203,118)	(146,239,888)
Net transactions in fund shares		(225,253)	$1,552,347	1,785,069	$18,804,750
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		60,913,365	$1,011,557,952	59,128,296	$961,898,690
Total increase or decrease	+	(225,253)	(26,232,596)	1,785,069	49,659,262
End of period		60,688,112	$985,325,356	60,913,365	$1,011,557,952

Schwab Target Funds  |  Annual Report
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Schwab Target 2045 Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$13.88	$13.35	$13.92	$12.00	$12.51
Income (loss) from investment operations:
Net investment income (loss)[1]	0.25	0.22	0.21	0.17	0.16
Net realized and unrealized gains (losses)	0.46	1.09	(0.39)	2.37	0.00 [2]
Total from investment operations	0.71	1.31	(0.18)	2.54	0.16
Less distributions:
Distributions from net investment income	(0.28)	(0.31)	(0.36)	(0.18)	(0.23)
Distributions from net realized gains	(0.48)	(0.47)	(0.03)	(0.44)	(0.44)
Total distributions	(0.76)	(0.78)	(0.39)	(0.62)	(0.67)
Net asset value at end of period	$13.83	$13.88	$13.35	$13.92	$12.00
Total return	5.10%	10.91%	(1.43%)	22.11%	1.40%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[3]	0.00%	0.00%	0.00% [4]	0.00%	0.00% [4]
Gross operating expenses[3]	0.05%	0.08%	0.06%	0.10%	0.13%
Net investment income (loss)	1.87%	1.65%	1.52%	1.31%	1.34%
Portfolio turnover rate	6%	8%	12%	11%	1%
Net assets, end of period (x 1,000,000)	$178	$162	$139	$121	$82

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
4
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
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Schwab Target 2045 Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 75.9% of net assets

Equity Funds 70.6%
Global Real Estate 4.0%
Schwab Global Real Estate Fund	1,148,496	7,063,252
International 24.5%
Laudus International MarketMasters Fund	1,115,133	27,175,788
Schwab International Core Equity Fund	1,806,673	16,458,791
		43,634,579
Large-Cap 35.9%
Laudus U.S. Large Cap Growth Fund	398,623	10,802,694
Schwab Core Equity Fund	992,630	22,076,096
Schwab Dividend Equity Fund	329,174	3,996,168
Schwab S&P 500 Index Fund	532,332	27,015,854
		63,890,812
Mid-Cap 1.6%
Schwab U.S. Mid-Cap Index Fund	61,870	2,782,886
Small-Cap 4.6%
Schwab Small-Cap Equity Fund	551,361	8,281,447
		125,652,976

Fixed-Income Funds 5.1%
Intermediate-Term Bond 3.7%
Schwab U.S. Aggregate Bond Index Fund	612,158	6,574,580
Short-Term Bond 1.4%
Schwab Short-Term Bond Index Fund	237,730	2,462,881
		9,037,461

Money Market Fund 0.2%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	425,161	425,331
Total Affiliated Underlying Funds
(Cost $122,768,919)		135,115,768

Unaffiliated Underlying Funds 23.3% of net assets

Equity Funds 16.0%
International 4.8%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	826,994	8,468,420
Security	Number of Shares	Value ($)
Large-Cap 9.0%
ClearBridge Large Cap Growth Fund, Class IS	86,134	5,449,704
Dodge & Cox Stock Fund	64,404	10,519,692
		15,969,396
Small-Cap 2.2%
ClearBridge Small Cap Growth Fund, Class IS *	88,446	4,007,498
		28,445,314

Fixed-Income Funds 7.3%
Intermediate-Term Bond 5.5%
Baird Aggregate Bond Fund, Institutional Class	49,504	583,154
Loomis Sayles Investment Grade Bond Fund, Class Y	343,012	4,061,256
Metropolitan West Total Return Bond Fund, Class I	443,691	5,133,508
		9,777,918
International Bond 1.8%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	293,706	3,242,514
		13,020,432
Total Unaffiliated Underlying Funds
(Cost $39,354,175)		41,465,746
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.7% of net assets

Time Deposit 0.7%
Citibank
0.01%, 11/02/20 (b)	1,262,912	1,262,912
Total Short-Term Investment
(Cost $1,262,912)		1,262,912
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2045 Fund
Portfolio Holdings as of October 31, 2020 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2020:
Affiliated Underlying Funds	Value at 10/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 10/31/20	Balance of Shares Held at 10/31/20	Distributions Received*
Laudus International MarketMasters Fund	$23,910,113	$2,732,081	($1,560,000)	($266,436)	$2,360,030	$27,175,788	1,115,133	$492,081
Laudus U.S. Large Cap Growth Fund	9,771,857	819,973	(1,805,000)	248,891	1,766,973	10,802,694	398,623	819,973
Schwab Core Equity Fund	20,871,037	1,331,169	(580,001)	6,881	447,010	22,076,096	992,630	621,169
Schwab Dividend Equity Fund	4,609,450	327,913	—	—	(941,195)	3,996,168	329,174	327,913
Schwab Global Real Estate Fund	7,507,982	1,583,356	—	—	(2,028,086)	7,063,252	1,148,496	423,357
Schwab International Core Equity Fund	15,675,852	2,864,659	(510,000)	(170,252)	(1,401,468)	16,458,791	1,806,673	584,658
Schwab S&P 500 Index Fund	24,345,193	1,883,659	(1,139,997)	(18,572)	1,945,571	27,015,854	532,332	508,659
Schwab Short-Term Bond Index Fund	2,096,302	673,280	(362,806)	7,898	48,207	2,462,881	237,730	40,478
Schwab Small-Cap Equity Fund	8,357,484	689,559	—	—	(765,596)	8,281,447	551,361	9,558
Schwab U.S. Aggregate Bond Index Fund	5,695,409	2,149,776	(1,507,557)	19,140	217,812	6,574,580	612,158	166,208
Schwab U.S. Mid-Cap Index Fund	2,674,726	67,614	—	—	40,546	2,782,886	61,869	67,614
Schwab Variable Share Price Money Fund, Ultra Shares	1,078,348	7,025	(660,000)	196	(238)	425,331	425,161	6,083
Total	$126,593,753	$15,130,064	($8,125,361)	($172,254)	$1,689,566	$135,115,768		$4,067,751
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$135,115,768	$—	$—	$135,115,768
Unaffiliated Underlying Funds[1]	41,465,746	—	—	41,465,746
Short-Term Investment[1]	—	1,262,912	—	1,262,912
Total	$176,581,514	$1,262,912	$—	$177,844,426
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2045 Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in affiliated underlying funds, at value (cost $122,768,919)		$135,115,768
Investments in unaffiliated funds and issuers, at value (cost $40,617,087)		42,728,658
Receivables:
Investments sold		143,001
Fund shares sold		134,189
Dividends		26,372
Due from investment adviser		6,294
Prepaid expenses	+	5,625
Total assets		178,159,907
Liabilities
Payables:
Investments bought		26,257
Fund shares redeemed		100,992
Accrued expenses	+	40,946
Total liabilities		168,195
Net Assets
Total assets		178,159,907
Total liabilities	–	168,195
Net assets		$177,991,712
Net Assets by Source
Capital received from investors		160,728,266
Total distributable earnings		17,263,446

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$177,991,712		12,870,707		$13.83

Schwab Target Funds  |  Annual Report
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Schwab Target 2045 Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends received from affiliated underlying funds		$2,421,546
Dividends received from unaffiliated underlying funds		739,711
Interest	+	4,540
Total investment income		3,165,797
Expenses
Registration fees		24,254
Professional fees		22,079
Shareholder reports		13,012
Portfolio accounting fees		12,554
Independent trustees’ fees		8,507
Transfer agent fees		4,310
Custodian fees		1,930
Other expenses	+	4,881
Total expenses		91,527
Expense reduction by CSIM and its affiliates	–	91,527
Net expenses	–	—
Net investment income		3,165,797
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		1,646,205
Realized capital gain distributions received from unaffiliated underlying funds		1,091,817
Net realized losses on sales of affiliated underlying funds		(172,254)
Net realized gains on sales of unaffiliated underlying funds	+	46,856
Net realized gains		2,612,624
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		1,689,566
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	1,170,416
Net change in unrealized appreciation (depreciation)	+	2,859,982
Net realized and unrealized gains		5,472,606
Increase in net assets resulting from operations		$8,638,403

Schwab Target Funds  |  Annual Report
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Schwab Target 2045 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$3,165,797	$2,478,428
Net realized gains		2,612,624	6,627,236
Net change in unrealized appreciation (depreciation)	+	2,859,982	6,450,937
Increase in net assets from operations		8,638,403	15,556,601
Distributions to Shareholders
Total distributions		($8,999,527)	($8,203,160)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,950,192	$38,924,237	2,379,015	$31,439,276
Shares reinvested		634,950	8,781,363	685,490	8,033,942
Shares redeemed	+	(2,390,959)	(31,369,522)	(1,786,094)	(23,623,378)
Net transactions in fund shares		1,194,183	$16,336,078	1,278,411	$15,849,840
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		11,676,524	$162,016,758	10,398,113	$138,813,477
Total increase	+	1,194,183	15,974,954	1,278,411	23,203,281
End of period		12,870,707	$177,991,712	11,676,524	$162,016,758

Schwab Target Funds  |  Annual Report
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Schwab Target 2050 Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$14.03	$13.49	$14.07	$12.08	$12.60
Income (loss) from investment operations:
Net investment income (loss)[1]	0.25	0.21	0.21	0.16	0.15
Net realized and unrealized gains (losses)	0.45	1.11	(0.41)	2.47	0.01
Total from investment operations	0.70	1.32	(0.20)	2.63	0.16
Less distributions:
Distributions from net investment income	(0.27)	(0.31)	(0.36)	(0.18)	(0.23)
Distributions from net realized gains	(0.43)	(0.47)	(0.02)	(0.46)	(0.45)
Total distributions	(0.70)	(0.78)	(0.38)	(0.64)	(0.68)
Net asset value at end of period	$14.03	$14.03	$13.49	$14.07	$12.08
Total return	4.96%	10.87%	(1.50%)	22.68%	1.39%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00% [3]	0.00%	0.01% [4]
Gross operating expenses[2]	0.06%	0.08%	0.07%	0.11%	0.16%
Net investment income (loss)	1.83%	1.54%	1.45%	1.27%	1.31%
Portfolio turnover rate	5%	7%	10%	10%	1%
Net assets, end of period (x 1,000,000)	$181	$161	$122	$104	$68

1
Calculated based on the average shares outstanding during the period.
2
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4
The ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2050 Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 77.4% of net assets

Equity Funds 73.8%
Global Real Estate 4.2%
Schwab Global Real Estate Fund	1,233,291	7,584,737
International 25.6%
Laudus International MarketMasters Fund	1,198,221	29,200,634
Schwab International Core Equity Fund	1,887,526	17,195,358
		46,395,992
Large-Cap 37.3%
Laudus U.S. Large Cap Growth Fund	450,807	12,216,880
Schwab Core Equity Fund	1,042,596	23,187,335
Schwab Dividend Equity Fund	410,868	4,987,939
Schwab S&P 500 Index Fund	536,909	27,248,154
		67,640,308
Mid-Cap 1.7%
Schwab U.S. Mid-Cap Index Fund	67,502	3,036,218
Small-Cap 5.0%
Schwab Small-Cap Equity Fund	612,718	9,203,031
		133,860,286

Fixed-Income Funds 3.6%
Intermediate-Term Bond 2.6%
Schwab U.S. Aggregate Bond Index Fund	441,375	4,740,365
Short-Term Bond 1.0%
Schwab Short-Term Bond Index Fund	164,997	1,709,365
		6,449,730

Money Market Fund 0.0%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	28,039	28,050
Total Affiliated Underlying Funds
(Cost $128,994,923)		140,338,066

Unaffiliated Underlying Funds 21.8% of net assets

Equity Funds 16.3%
International 5.2%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	929,729	9,520,430
Security	Number of Shares	Value ($)
Large-Cap 8.8%
ClearBridge Large Cap Growth Fund, Class IS	78,515	4,967,612
Dodge & Cox Stock Fund	67,693	11,057,056
		16,024,668
Small-Cap 2.3%
ClearBridge Small Cap Growth Fund, Class IS *	90,755	4,112,094
		29,657,192

Fixed-Income Funds 5.5%
Intermediate-Term Bond 4.2%
Baird Aggregate Bond Fund, Institutional Class	22,181	261,293
Loomis Sayles Investment Grade Bond Fund, Class Y	302,437	3,580,850
Metropolitan West Total Return Bond Fund, Class I	324,533	3,754,842
		7,596,985
International Bond 1.3%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	210,898	2,328,309
		9,925,294
Total Unaffiliated Underlying Funds
(Cost $37,797,182)		39,582,486
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.9% of net assets

Time Deposit 0.9%
Sumitomo Mitsui Trust Bank, Limited
0.01%, 11/02/20 (b)	1,735,340	1,735,340
Total Short-Term Investment
(Cost $1,735,340)		1,735,340
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2050 Fund
Portfolio Holdings as of October 31, 2020 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2020:
Affiliated Underlying Funds	Value at 10/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 10/31/20	Balance of Shares Held at 10/31/20	Distributions Received*
Laudus International MarketMasters Fund	$24,584,626	$3,676,793	($909,000)	($145,645)	$1,993,860	$29,200,634	1,198,221	$506,793
Laudus U.S. Large Cap Growth Fund	10,892,497	914,008	(1,830,000)	175,111	2,065,264	12,216,880	450,807	914,008
Schwab Core Equity Fund	21,314,438	1,668,961	(160,000)	(21,610)	385,546	23,187,335	1,042,596	638,961
Schwab Dividend Equity Fund	4,969,277	1,110,853	—	—	(1,092,191)	4,987,939	410,868	360,853
Schwab Global Real Estate Fund	7,550,419	2,126,019	—	—	(2,091,701)	7,584,737	1,233,291	436,017
Schwab International Core Equity Fund	16,318,911	2,866,817	(390,000)	(145,488)	(1,454,882)	17,195,358	1,887,526	597,816
Schwab S&P 500 Index Fund	24,190,315	2,620,033	(1,340,000)	(115,604)	1,893,410	27,248,154	536,909	506,002
Schwab Short-Term Bond Index Fund	1,678,637	441,719	(452,046)	8,932	32,123	1,709,365	164,997	29,675
Schwab Small-Cap Equity Fund	8,852,260	1,119,924	—	—	(769,153)	9,203,031	612,718	9,924
Schwab U.S. Aggregate Bond Index Fund	4,110,083	863,863	(389,963)	3,673	152,709	4,740,365	441,375	113,875
Schwab U.S. Mid-Cap Index Fund	2,677,178	317,675	—	—	41,365	3,036,218	67,502	67,676
Schwab Variable Share Price Money Fund, Ultra Shares	694,379	3,673	(670,000)	152	(154)	28,050	28,039	3,064
Total	$127,833,020	$17,730,338	($6,141,009)	($240,479)	$1,156,196	$140,338,066		$4,184,664
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$140,338,066	$—	$—	$140,338,066
Unaffiliated Underlying Funds[1]	39,582,486	—	—	39,582,486
Short-Term Investment[1]	—	1,735,340	—	1,735,340
Total	$179,920,552	$1,735,340	$—	$181,655,892
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2050 Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in affiliated underlying funds, at value (cost $128,994,923)		$140,338,066
Investments in unaffiliated funds and issuers, at value (cost $39,532,522)		41,317,826
Receivables:
Fund shares sold		160,227
Dividends		18,605
Due from investment adviser		6,354
Prepaid expenses	+	5,897
Total assets		181,846,975
Liabilities
Payables:
Investments bought		375,580
Fund shares redeemed		36,865
Accrued expenses	+	43,349
Total liabilities		455,794
Net Assets
Total assets		181,846,975
Total liabilities	–	455,794
Net assets		$181,391,181
Net Assets by Source
Capital received from investors		165,649,580
Total distributable earnings		15,741,601

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$181,391,181		12,925,813		$14.03

Schwab Target Funds  |  Annual Report
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Schwab Target 2050 Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends received from affiliated underlying funds		$2,411,977
Dividends received from unaffiliated underlying funds		669,288
Interest	+	3,835
Total investment income		3,085,100
Expenses
Registration fees		23,847
Professional fees		22,045
Shareholder reports		15,144
Portfolio accounting fees		12,541
Independent trustees’ fees		8,503
Transfer agent fees		5,280
Custodian fees		1,735
Other expenses	+	4,878
Total expenses		93,973
Expense reduction by CSIM and its affiliates	–	93,973
Net expenses	–	—
Net investment income		3,085,100
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		1,772,687
Realized capital gain distributions received from unaffiliated underlying funds		1,094,367
Net realized losses on sales of affiliated underlying funds		(240,479)
Net realized losses on sales of unaffiliated underlying funds	+	(126,698)
Net realized gains		2,499,877
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		1,156,196
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	1,083,415
Net change in unrealized appreciation (depreciation)	+	2,239,611
Net realized and unrealized gains		4,739,488
Increase in net assets resulting from operations		$7,824,588

Schwab Target Funds  |  Annual Report
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Schwab Target 2050 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$3,085,100	$2,199,900
Net realized gains		2,499,877	5,687,326
Net change in unrealized appreciation (depreciation)	+	2,239,611	6,762,154
Increase in net assets from operations		7,824,588	14,649,380
Distributions to Shareholders
Total distributions		($8,146,453)	($7,175,224)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,278,640	$44,358,522	3,665,701	$48,849,543
Shares reinvested		564,445	7,947,390	591,705	6,993,949
Shares redeemed	+	(2,395,025)	(31,595,800)	(1,854,387)	(24,773,359)
Net transactions in fund shares		1,448,060	$20,710,112	2,403,019	$31,070,133
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		11,477,753	$161,002,934	9,074,734	$122,458,645
Total increase	+	1,448,060	20,388,247	2,403,019	38,544,289
End of period		12,925,813	$181,391,181	11,477,753	$161,002,934

Schwab Target Funds  |  Annual Report
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Schwab Target 2055 Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	11/1/15– 10/31/16
Per-Share Data
Net asset value at beginning of period	$14.15	$13.60	$14.18	$12.09	$12.63
Income (loss) from investment operations:
Net investment income (loss)[1]	0.24	0.21	0.20	0.16	0.15
Net realized and unrealized gains (losses)	0.45	1.10	(0.39)	2.55	0.00 [2]
Total from investment operations	0.69	1.31	(0.19)	2.71	0.15
Less distributions:
Distributions from net investment income	(0.27)	(0.31)	(0.37)	(0.17)	(0.23)
Distributions from net realized gains	(0.46)	(0.45)	(0.02)	(0.45)	(0.46)
Total distributions	(0.73)	(0.76)	(0.39)	(0.62)	(0.69)
Net asset value at end of period	$14.11	$14.15	$13.60	$14.18	$12.09
Total return	4.86%	10.73%	(1.49%)	23.35%	1.28%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[3]	0.00%	0.00%	0.00% [4]	0.00%	0.01% [5]
Gross operating expenses[3]	0.09%	0.13%	0.11%	0.19%	0.27%
Net investment income (loss)	1.78%	1.53%	1.41%	1.24%	1.26%
Portfolio turnover rate	6%	6%	10%	9%	1%
Net assets, end of period (x 1,000,000)	$107	$94	$73	$60	$38

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
4
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
5
The ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2055 Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 78.3% of net assets

Equity Funds 75.8%
Global Real Estate 4.4%
Schwab Global Real Estate Fund	762,121	4,687,042
International 26.1%
Laudus International MarketMasters Fund	719,406	17,531,912
Schwab International Core Equity Fund	1,155,137	10,523,299
		28,055,211
Large-Cap 38.4%
Laudus U.S. Large Cap Growth Fund	299,881	8,126,767
Schwab Core Equity Fund	622,100	13,835,514
Schwab Dividend Equity Fund	257,498	3,126,027
Schwab S&P 500 Index Fund	318,545	16,166,175
		41,254,483
Mid-Cap 1.7%
Schwab U.S. Mid-Cap Index Fund	41,976	1,888,066
Small-Cap 5.2%
Schwab Small-Cap Equity Fund	371,214	5,575,641
		81,460,443

Fixed-Income Funds 2.5%
Intermediate-Term Bond 1.8%
Schwab U.S. Aggregate Bond Index Fund	177,776	1,909,309
Short-Term Bond 0.7%
Schwab Short-Term Bond Index Fund	70,423	729,579
		2,638,888
Total Affiliated Underlying Funds
(Cost $77,083,048)		84,099,331

Unaffiliated Underlying Funds 21.0% of net assets

Equity Funds 16.9%
International 5.9%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	619,475	6,343,425
Security	Number of Shares	Value ($)
Large-Cap 8.6%
ClearBridge Large Cap Growth Fund, Class IS	44,017	2,784,931
Dodge & Cox Stock Fund	39,493	6,450,791
		9,235,722
Small-Cap 2.4%
ClearBridge Small Cap Growth Fund, Class IS *	56,766	2,572,049
		18,151,196

Fixed-Income Funds 4.1%
Intermediate-Term Bond 3.3%
Baird Aggregate Bond Fund, Institutional Class	21,601	254,454
Loomis Sayles Investment Grade Bond Fund, Class Y	142,041	1,681,768
Metropolitan West Total Return Bond Fund, Class I	139,457	1,613,519
		3,549,741
International Bond 0.8%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	78,959	871,705
		4,421,446
Total Unaffiliated Underlying Funds
(Cost $21,464,761)		22,572,642
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.6% of net assets

Time Deposit 0.6%
Sumitomo Mitsui Banking Corp.
0.01%, 11/02/20 (a)	574,395	574,395
Total Short-Term Investment
(Cost $574,395)		574,395
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2055 Fund
Portfolio Holdings as of October 31, 2020 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2020:
Affiliated Underlying Funds	Value at 10/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 10/31/20	Balance of Shares Held at 10/31/20	Distributions Received*
Laudus International MarketMasters Fund	$14,779,238	$2,485,750	($979,000)	($114,694)	$1,360,618	$17,531,912	719,406	$300,750
Laudus U.S. Large Cap Growth Fund	6,907,119	850,446	(1,015,000)	(6,751)	1,390,953	8,126,767	299,881	600,445
Schwab Core Equity Fund	12,628,257	995,845	—	—	211,412	13,835,514	622,100	375,845
Schwab Dividend Equity Fund	3,133,035	658,363	—	—	(665,371)	3,126,027	257,498	228,363
Schwab Global Real Estate Fund	4,497,300	1,490,772	—	—	(1,301,030)	4,687,042	762,121	266,772
Schwab International Core Equity Fund	9,755,219	2,355,508	(638,000)	(171,932)	(777,496)	10,523,299	1,155,137	361,508
Schwab S&P 500 Index Fund	13,941,998	1,538,531	(450,000)	(43,477)	1,179,123	16,166,175	318,545	293,530
Schwab Short-Term Bond Index Fund	778,773	94,007	(160,873)	3,232	14,440	729,579	70,423	13,135
Schwab Small-Cap Equity Fund	5,251,592	1,164,175	(377,000)	(264,068)	(199,058)	5,575,641	371,214	6,175
Schwab U.S. Aggregate Bond Index Fund	1,593,363	1,202,564	(960,221)	13,692	59,911	1,909,309	177,776	48,339
Schwab U.S. Mid-Cap Index Fund	1,579,537	239,928	—	—	68,601	1,888,066	41,976	39,929
Total	$74,845,431	$13,075,889	($4,580,094)	($583,998)	$1,342,103	$84,099,331		$2,534,791
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$84,099,331	$—	$—	$84,099,331
Unaffiliated Underlying Funds[1]	22,572,642	—	—	22,572,642
Short-Term Investment[1]	—	574,395	—	574,395
Total	$106,671,973	$574,395	$—	$107,246,368
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2055 Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in affiliated underlying funds, at value (cost $77,083,048)		$84,099,331
Investments in unaffiliated funds and issuers, at value (cost $22,039,156)		23,147,037
Receivables:
Investments sold		99,000
Fund shares sold		130,364
Dividends		7,839
Due from investment adviser		6,824
Prepaid expenses	+	4,620
Total assets		107,495,015
Liabilities
Payables:
Investments bought		7,810
Fund shares redeemed		45,098
Accrued expenses	+	40,834
Total liabilities		93,742
Net Assets
Total assets		107,495,015
Total liabilities	–	93,742
Net assets		$107,401,273
Net Assets by Source
Capital received from investors		98,121,276
Total distributable earnings		9,279,997

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$107,401,273		7,609,639		$14.11

Schwab Target Funds  |  Annual Report
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Schwab Target 2055 Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends received from affiliated underlying funds		$1,417,885
Dividends received from unaffiliated underlying funds		364,748
Interest	+	2,562
Total investment income		1,785,195
Expenses
Professional fees		21,831
Registration fees		21,559
Shareholder reports		15,552
Portfolio accounting fees		11,895
Independent trustees’ fees		8,201
Transfer agent fees		4,104
Custodian fees		1,936
Other expenses	+	4,229
Total expenses		89,307
Expense reduction by CSIM and its affiliates	–	89,307
Net expenses	–	—
Net investment income		1,785,195
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		1,116,906
Realized capital gain distributions received from unaffiliated underlying funds		635,730
Net realized losses on sales of affiliated underlying funds		(583,998)
Net realized losses on sales of unaffiliated underlying funds	+	(139,775)
Net realized gains		1,028,863
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		1,342,103
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	809,345
Net change in unrealized appreciation (depreciation)	+	2,151,448
Net realized and unrealized gains		3,180,311
Increase in net assets resulting from operations		$4,965,506

Schwab Target Funds  |  Annual Report
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Schwab Target 2055 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$1,785,195	$1,267,248
Net realized gains		1,028,863	3,688,542
Net change in unrealized appreciation (depreciation)	+	2,151,448	3,614,466
Increase in net assets from operations		4,965,506	8,570,256
Distributions to Shareholders
Total distributions		($4,969,426)	($4,215,901)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,219,735	$29,888,670	1,825,581	$24,571,388
Shares reinvested		340,618	4,836,775	343,303	4,088,743
Shares redeemed	+	(1,576,305)	(21,062,762)	(930,807)	(12,531,078)
Net transactions in fund shares		984,048	$13,662,683	1,238,077	$16,129,053
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		6,625,591	$93,742,510	5,387,514	$73,259,102
Total increase	+	984,048	13,658,763	1,238,077	20,483,408
End of period		7,609,639	$107,401,273	6,625,591	$93,742,510

Schwab Target Funds  |  Annual Report
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Schwab Target 2060 Fund
Financial Statements
Financial Highlights
	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17	8/25/16 [1]– 10/31/16
Per-Share Data
Net asset value at beginning of period	$12.16	$11.53	$12.02	$9.83	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.20	0.16	0.14	0.08	0.01
Net realized and unrealized gains (losses)	0.38	0.99	(0.32)	2.22	(0.18)
Total from investment operations	0.58	1.15	(0.18)	2.30	(0.17)
Less distributions:
Distributions from net investment income	(0.22)	(0.26)	(0.29)	(0.11)	—
Distributions from net realized gains	(0.31)	(0.26)	(0.02)	—	—
Total distributions	(0.53)	(0.52)	(0.31)	(0.11)	—
Net asset value at end of period	$12.21	$12.16	$11.53	$12.02	$9.83
Total return	4.73%	10.85%	(1.64%)	23.63%	(1.70%) [3]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[4]	0.00%	0.00%	0.00%	0.00%	0.00% [5]
Gross operating expenses[4]	0.41%	0.67%	0.73%	1.89%	7.87% [5]
Net investment income (loss)	1.67%	1.42%	1.18%	0.75%	0.43% [5]
Portfolio turnover rate	8%	13%	22%	7%	0% [3]
Net assets, end of period (x 1,000,000)	$22	$16	$10	$6	$1

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
5
Annualized (except for non-recurring professional fees and shareholder report fees).

Schwab Target Funds  |  Annual Report
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Schwab Target 2060 Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 79.2% of net assets

Equity Funds 77.8%
Global Real Estate 4.4%
Schwab Global Real Estate Fund	153,503	944,042
International 26.4%
Laudus International MarketMasters Fund	146,188	3,562,611
Schwab International Core Equity Fund	233,521	2,127,378
		5,689,989
Large-Cap 39.6%
Laudus U.S. Large Cap Growth Fund	65,057	1,763,036
Schwab Core Equity Fund	126,754	2,819,014
Schwab Dividend Equity Fund	55,784	677,221
Schwab S&P 500 Index Fund	64,104	3,253,286
		8,512,557
Mid-Cap 1.8%
Schwab U.S. Mid-Cap Index Fund	8,403	377,955
Small-Cap 5.6%
Schwab Small-Cap Equity Fund	79,988	1,201,420
		16,725,963

Fixed-Income Funds 1.4%
Intermediate-Term Bond 1.1%
Schwab U.S. Aggregate Bond Index Fund	21,634	232,349
Short-Term Bond 0.3%
Schwab Short-Term Bond Index Fund	7,552	78,241
		310,590
Total Affiliated Underlying Funds
(Cost $16,261,158)		17,036,553

Unaffiliated Underlying Funds 20.3% of net assets

Equity Funds 17.5%
International 6.3%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	132,234	1,354,079
Security	Number of Shares	Value ($)
Large-Cap 8.7%
ClearBridge Large Cap Growth Fund, Class IS	7,332	463,921
Dodge & Cox Stock Fund	8,584	1,402,082
		1,866,003
Small-Cap 2.5%
ClearBridge Small Cap Growth Fund, Class IS *	12,135	549,826
		3,769,908

Fixed-Income Funds 2.8%
Intermediate-Term Bond 2.2%
Baird Aggregate Bond Fund, Institutional Class	3,040	35,809
Loomis Sayles Investment Grade Bond Fund, Class Y	17,854	211,390
Metropolitan West Total Return Bond Fund, Class I	19,747	228,476
		475,675
International Bond 0.6%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	11,089	122,426
		598,101
Total Unaffiliated Underlying Funds
(Cost $4,177,166)		4,368,009
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.8% of net assets

Time Deposit 0.8%
Australia & New Zealand Banking Group Ltd.
0.01%, 11/02/20 (a)	162,141	162,141
Total Short-Term Investment
(Cost $162,141)		162,141
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2060 Fund
Portfolio Holdings as of October 31, 2020 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2020:
Affiliated Underlying Funds	Value at 10/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 10/31/20	Balance of Shares Held at 10/31/20	Distributions Received*
Laudus International MarketMasters Fund	$2,530,622	$990,507	($214,000)	($46,512)	$301,994	$3,562,611	146,188	$52,507
Laudus U.S. Large Cap Growth Fund	1,244,898	369,395	(134,000)	205	282,538	1,763,036	65,057	107,395
Schwab Core Equity Fund	2,162,028	786,687	(166,000)	(21,046)	57,345	2,819,014	126,754	65,687
Schwab Dividend Equity Fund	542,402	308,932	(40,000)	(12,523)	(121,590)	677,221	55,784	43,932
Schwab Global Real Estate Fund	769,641	411,152	—	—	(236,751)	944,042	153,503	47,151
Schwab International Core Equity Fund	1,682,737	688,790	(60,000)	(11,624)	(172,525)	2,127,378	233,521	61,790
Schwab S&P 500 Index Fund	2,369,029	1,053,859	(350,000)	(33,028)	213,426	3,253,286	64,104	49,859
Schwab Short-Term Bond Index Fund	75,020	1,447	(94)	—	1,868	78,241	7,552	1,353
Schwab Small-Cap Equity Fund	925,151	458,062	(90,000)	(66,181)	(25,612)	1,201,420	79,988	1,062
Schwab U.S. Aggregate Bond Index Fund	200,897	152,067	(128,488)	1,706	6,167	232,349	21,634	5,578
Schwab U.S. Mid-Cap Index Fund	274,719	90,944	—	—	12,292	377,955	8,403	6,945
Total	$12,777,144	$5,311,842	($1,182,582)	($189,003)	$319,152	$17,036,553		$443,259
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$17,036,553	$—	$—	$17,036,553
Unaffiliated Underlying Funds[1]	4,368,009	—	—	4,368,009
Short-Term Investment[1]	—	162,141	—	162,141
Total	$21,404,562	$162,141	$—	$21,566,703
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2060 Fund
Statement of Assets and Liabilities

As of October 31, 2020
Assets
Investments in affiliated underlying funds, at value (cost $16,261,158)		$17,036,553
Investments in unaffiliated funds and issuers, at value (cost $4,339,307)		4,530,150
Receivables:
Fund shares sold		42,014
Due from investment adviser		5,539
Dividends		972
Prepaid expenses	+	12,043
Total assets		21,627,271
Liabilities
Payables:
Investments bought		19,968
Fund shares redeemed		63,753
Accrued expenses	+	34,639
Total liabilities		118,360
Net Assets
Total assets		21,627,271
Total liabilities	–	118,360
Net assets		$21,508,911
Net Assets by Source
Capital received from investors		20,531,997
Total distributable earnings		976,914

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$21,508,911		1,761,437		$12.21

Schwab Target Funds  |  Annual Report
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Schwab Target 2060 Fund
Statement of Operations

For the period November 1, 2019 through October 31, 2020
Investment Income
Dividends received from affiliated underlying funds		$243,533
Dividends received from unaffiliated underlying funds		59,726
Interest	+	206
Total investment income		303,465
Expenses
Professional fees		21,538
Registration fees		20,949
Portfolio accounting fees		11,117
Independent trustees’ fees		7,836
Shareholder reports		6,479
Custodian fees		1,970
Transfer agent fees		1,309
Other expenses	+	3,491
Total expenses		74,689
Expense reduction by CSIM and its affiliates	–	74,689
Net expenses	–	—
Net investment income		303,465
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		199,726
Realized capital gain distributions received from unaffiliated underlying funds		106,232
Net realized losses on sales of affiliated underlying funds		(189,003)
Net realized losses on sales of unaffiliated underlying funds	+	(32,559)
Net realized gains		84,396
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		319,152
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	152,336
Net change in unrealized appreciation (depreciation)	+	471,488
Net realized and unrealized gains		555,884
Increase in net assets resulting from operations		$859,349

Schwab Target Funds  |  Annual Report
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Schwab Target 2060 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/19-10/31/20		11/1/18-10/31/19
Net investment income		$303,465	$188,772
Net realized gains		84,396	412,453
Net change in unrealized appreciation (depreciation)	+	471,488	760,621
Increase in net assets from operations		859,349	1,361,846
Distributions to Shareholders
Total distributions		($715,136)	($501,444)

Transactions in Fund Shares
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		930,416	$10,935,135	663,372	$7,706,262
Shares reinvested		55,993	689,274	46,852	478,361
Shares redeemed	+	(521,878)	(6,024,879)	(321,911)	(3,759,126)
Net transactions in fund shares		464,531	$5,599,530	388,313	$4,425,497
Shares Outstanding and Net Assets
		11/1/19-10/31/20		11/1/18-10/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		1,296,906	$15,765,168	908,593	$10,479,269
Total increase	+	464,531	5,743,743	388,313	5,285,899
End of period		1,761,437	$21,508,911	1,296,906	$15,765,168

Schwab Target Funds  |  Annual Report
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Schwab Target Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Target 2010 Fund	Schwab Large-Cap Growth Fund
Schwab Target 2015 Fund	Schwab Small-Cap Equity Fund
Schwab Target 2020 Fund	Schwab Hedged Equity Fund
Schwab Target 2025 Fund	Schwab Health Care Fund
Schwab Target 2030 Fund	Schwab International Core Equity Fund
Schwab Target 2035 Fund	Schwab Fundamental US Large Company Index Fund
Schwab Target 2040 Fund	Schwab Fundamental US Small Company Index Fund
Schwab Target 2045 Fund	Schwab Fundamental International Large Company Index Fund
Schwab Target 2050 Fund	Schwab Fundamental International Small Company Index Fund
Schwab Target 2055 Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Target 2060 Fund	Schwab Fundamental Global Real Estate Index Fund
Schwab S&P 500 Index Fund	Schwab Target 2010 Index Fund
Schwab Small-Cap Index Fund®	Schwab Target 2015 Index Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2020 Index Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2025 Index Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2030 Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Target 2035 Index Fund
Schwab International Index Fund®	Schwab Target 2040 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2045 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2050 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2055 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2060 Index Fund
Laudus International MarketMasters Fund™	Schwab Monthly Income Fund - Moderate Payout
Schwab Balanced Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Core Equity Fund	Schwab Monthly Income Fund - Maximum Payout
Schwab Dividend Equity Fund
The Schwab Target Funds are “funds of funds.” Each of the funds seeks to achieve its investment objective by investing in a combination of other affiliated Schwab and/or Laudus Funds and other unaffiliated, third-party mutual funds, in accordance with its target portfolio allocation. Each fund may also invest directly in equity and fixed-income securities, exchange-traded funds (ETFs), and cash and cash equivalents, including money market securities.
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the funds should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Underlying funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates fair value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial

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Financial Notes (continued)

2. Significant Accounting Policies (continued):
ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2020 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date). Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets. Each fund bears its share of the acquired fund fees and expenses of the underlying funds, which are indirect expenses incurred by the fund through its investments in the underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(i) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The funds are subject to the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of a fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Direct Investment Risk. The funds may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain their allocations. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest, which include any combination of the risks described below.
•   Investment Risk. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
•   Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

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Schwab Target Funds
Financial Notes (continued)

3. Risk Factors (continued):
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.
•   Money Market Fund Risk. The funds may invest in underlying money market funds that either seek to maintain a stable $1 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
•   ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
•   Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.
•   Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
•   Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
An underlying fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, liquidity risk, market risk and management risk, are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gains. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.

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Schwab Target Funds
Financial Notes (continued)

3. Risk Factors (continued):
•   Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
•   Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust. The investment adviser does not receive a fee for the services it performs for the funds. However, the investment adviser is entitled to receive an annual management fee from each of the affiliated Schwab Funds and/or Laudus Funds that serve as underlying funds.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc., a broker-dealer affiliate of CSIM (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The funds are not subject to any fee under the Plan.
Expense Limitation
CSIM and its affiliates have agreed with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 0.00%.
The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.

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Schwab Target Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments in Affiliates
The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2020, each Schwab Target Fund’s ownership percentages of other related funds’ shares are:
Underlying Funds	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Laudus International MarketMasters Fund	0.3%	0.4%	3.2%	4.6%	9.1%	5.1%	11.3%	2.2%	2.4%	1.4%	0.3%
Laudus U.S. Large Cap Growth Fund	—%	—%	—%	0.3%	0.8%	0.6%	1.7%	0.4%	0.4%	0.3%	0.1%
Schwab Core Equity Fund	0.1%	0.2%	1.4%	2.4%	4.7%	2.6%	5.8%	1.1%	1.2%	0.7%	0.1%
Schwab Dividend Equity Fund	0.0%*	0.0%*	0.1%	0.2%	1.3%	1.2%	3.4%	0.7%	0.9%	0.5%	0.1%
Schwab Global Real Estate Fund	0.3%	0.5%	3.9%	5.8%	11.8%	6.5%	15.0%	2.9%	3.1%	1.9%	0.4%
Schwab International Core Equity Fund	0.3%	0.4%	3.1%	4.9%	10.0%	5.5%	12.6%	2.5%	2.6%	1.6%	0.3%
Schwab S&P 500 Index Fund	0.0%*	0.0%*	0.1%	0.2%	0.3%	0.2%	0.3%	0.1%	0.1%	0.0%*	0.0%*
Schwab Short-Term Bond Index Fund	0.3%	0.4%	2.5%	1.9%	2.3%	0.8%	1.1%	0.1%	0.1%	0.0%*	0.0%*
Schwab Small-Cap Equity Fund	0.1%	0.2%	1.4%	2.5%	5.9%	3.6%	8.7%	1.7%	1.9%	1.1%	0.2%
Schwab Treasury Inflation Protected Securities Index Fund	0.2%	0.3%	2.0%	0.8%	0.3%	—%	—%	—%	—%	—%	—%
Schwab U.S. Aggregate Bond Index Fund	0.3%	0.4%	2.6%	1.9%	2.3%	0.8%	1.2%	0.1%	0.1%	0.0%*	0.0%*
Schwab U.S. Mid-Cap Index Fund	0.1%	0.1%	0.9%	1.4%	2.4%	1.5%	3.2%	0.6%	0.6%	0.4%	0.1%
Schwab Variable Share Price Money Fund, Ultra Shares	0.1%	0.1%	0.4%	0.3%	0.3%	0.1%	0.1%	0.0%*	0.0%*	—%	—%
*	Less than 0.05%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trusts were in compliance with these limitations throughout the report period. The trusts did not pay any of these interested persons for their services as trustees, but they did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 1, 2020. On October 1, 2020, the Syndicated Credit Facility was amended to run for a new 364 day period with a line of credit of $850 million, maturing on September 30, 2021. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on November 29, 2019. On November 29, 2019, the Uncommitted Credit Facility was amended to run for a new 364 day period, which

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Financial Notes (continued)

6. Borrowing from Banks (continued):
was scheduled to mature on November 27, 2020. However, on October 1, 2020, the Uncommitted Credit Facility was amended to run for a new 364 day period with a line of credit of $400 million, maturing on September 30, 2021. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2020, purchases and sales of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales of Securities
Schwab Target 2010 Fund	$16,988,947	$14,558,308
Schwab Target 2015 Fund	11,477,741	18,354,735
Schwab Target 2020 Fund	89,788,480	130,589,190
Schwab Target 2025 Fund	91,293,477	111,533,103
Schwab Target 2030 Fund	126,681,950	180,034,449
Schwab Target 2035 Fund	57,134,668	71,932,716
Schwab Target 2040 Fund	100,550,041	143,122,389
Schwab Target 2045 Fund	23,381,161	10,385,361
Schwab Target 2050 Fund	25,740,736	7,861,009
Schwab Target 2055 Fund	18,074,253	5,920,094
Schwab Target 2060 Fund	6,930,796	1,473,582

8. Federal Income Taxes:
As of October 31, 2020, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund
Tax cost	$48,736,970	$65,652,272	$441,300,463	$494,812,378	$794,447,317	$409,930,196	$800,940,147
Gross unrealized appreciation	$7,449,046	$12,405,294	$87,386,975	$88,709,729	$188,686,748	$77,596,910	$207,751,978
Gross unrealized depreciation	(673,185)	(818,984)	(5,096,548)	(13,338,052)	(17,508,217)	(10,648,923)	(24,877,495)
Net unrealized appreciation (depreciation)	$6,775,861	$11,586,310	$82,290,427	$75,371,677	$171,178,531	$66,947,987	$182,874,483

	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Tax cost	$163,896,724	$169,217,916	$99,813,919	$20,865,432
Gross unrealized appreciation	$20,912,499	$21,520,220	$11,182,831	$1,743,034
Gross unrealized depreciation	(6,964,797)	(9,082,244)	(3,750,382)	(1,041,763)
Net unrealized appreciation (depreciation)	$13,947,702	$12,437,976	$7,432,449	$701,271

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Schwab Target Funds
Financial Notes (continued)

8. Federal Income Taxes (continued):
As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:
	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund
Undistributed ordinary income	$627,490	$861,545	$5,351,060	$4,753,627	$6,896,010	$2,873,223	$5,008,632
Undistributed long-term capital gains	385,123	1,864,103	10,253,960	7,267,149	16,940,518	7,480,383	21,945,060
Net unrealized appreciation (depreciation) on investments	6,775,861	11,586,310	82,290,427	75,371,677	171,178,531	66,947,987	182,874,483
Total	$7,788,474	$14,311,958	$97,895,447	$87,392,453	$195,015,059	$77,301,593	$209,828,175

	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Undistributed ordinary income	$722,521	$630,488	$340,162	$57,261
Undistributed long-term capital gains	2,593,223	2,673,137	1,507,386	218,382
Net unrealized appreciation (depreciation) on investments	13,947,702	12,437,976	7,432,449	701,271
Total	$17,263,446	$15,741,601	$9,279,997	$976,914
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2020, the funds had no capital loss carryforwards available to offset future net capital gains.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund
Current fiscal year end distributions
Ordinary income	$1,314,831	$2,018,665	$13,636,822	$13,898,587	$23,515,128	$10,709,488	$21,322,805
Long-term capital gains	1,204,227	2,170,460	16,329,586	17,306,186	41,149,887	19,394,717	54,339,154
Prior fiscal year end distributions
Ordinary income	$1,495,169	$2,479,149	$14,329,454	$13,118,422	$23,478,753	$10,929,045	$23,580,844
Long-term capital gains	1,406,565	1,713,184	15,403,874	15,468,604	36,194,339	17,030,972	47,677,500

	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Current fiscal year end distributions
Ordinary income	$3,301,292	$3,187,945	$1,817,735	$302,277
Long-term capital gains	5,698,235	4,958,508	3,151,691	412,859
Prior fiscal year end distributions
Ordinary income	$3,334,924	$2,879,645	$1,737,352	$258,171
Long-term capital gains	4,868,236	4,295,579	2,478,549	243,273

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Schwab Target Funds
Financial Notes (continued)

8. Federal Income Taxes (continued):
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2020, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2020, the funds did not incur any interest or penalties.

9. Independent Registered Public Accounting Firm:
On June 8, 2020, the Audit, Compliance and Valuation Committee of the Board approved, and on June 9, 2020, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Schwab Funds Complex for fiscal periods ending after June 8, 2020.
On June 8, 2020, the PricewaterhouseCoopers LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Schwab Funds Complex. The Prior Auditor’s reports on the financial statements of the funds for the past two fiscal years, the years ended October 31, 2018 and October 31, 2019, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal year-ends and through June 8, 2020, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the funds’ financial statements for such periods; or (2) “reportable events,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Schwab Target Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund and Schwab Target 2060 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund and Schwab Target 2060 Fund (the “Funds”), eleven of the funds constituting Schwab Capital Trust, as of October 31, 2020, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year ended October 31, 2019 and the financial highlights for each of the four years in the period ended October 31, 2019; except for Schwab Target 2060 Fund, the financial highlights for the three years in the period ended October 31, 2019 and for the period from August 25, 2016 to October 31, 2016, were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such statements of changes in net assets and financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 16, 2020
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.

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Schwab Target Funds
Other Federal Tax Information (unaudited)

The funds may elect to pass on the benefits of the foreign tax credit to their shareholders for the fiscal year ended October 31, 2020. The foreign tax credit and the foreign source income amounts are as follows:
	Foreign Tax Credit	Foreign Source Income
Schwab Target 2010 Fund	$14,853	$123,290
Schwab Target 2015 Fund	24,871	206,451
Schwab Target 2020 Fund	201,125	1,648,543
Schwab Target 2025 Fund	300,493	2,381,625
Schwab Target 2030 Fund	643,194	4,994,184
Schwab Target 2035 Fund	360,385	2,752,465
Schwab Target 2040 Fund	852,985	6,413,166
Schwab Target 2045 Fund	153,331	1,141,621
Schwab Target 2050 Fund	160,076	1,183,837
Schwab Target 2055 Fund	97,079	716,865
Schwab Target 2060 Fund	16,983	125,072
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2020, qualify for the corporate dividends received deduction:
Percentage
Schwab Target 2010 Fund	18.11
Schwab Target 2015 Fund	20.21
Schwab Target 2020 Fund	22.65
Schwab Target 2025 Fund	25.88
Schwab Target 2030 Fund	28.91
Schwab Target 2035 Fund	31.25
Schwab Target 2040 Fund	33.84
Schwab Target 2045 Fund	33.15
Schwab Target 2050 Fund	35.38
Schwab Target 2055 Fund	36.20
Schwab Target 2060 Fund	37.23
For the fiscal year ended October 31, 2020, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2021 via IRS Form 1099 of the amounts for use in preparing their 2020 income tax return.

Schwab Target 2010 Fund	$384,055
Schwab Target 2015 Fund	667,128
Schwab Target 2020 Fund	5,186,716
Schwab Target 2025 Fund	6,526,117
Schwab Target 2030 Fund	12,976,350
Schwab Target 2035 Fund	6,672,008
Schwab Target 2040 Fund	14,993,217
Schwab Target 2045 Fund	2,430,391
Schwab Target 2050 Fund	2,522,027
Schwab Target 2055 Fund	1,501,755
Schwab Target 2060 Fund	257,907

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Schwab Target Funds
Other Federal Tax Information (unaudited) (continued)

Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2020:

Schwab Target 2010 Fund	$1,204,227
Schwab Target 2015 Fund	2,170,460
Schwab Target 2020 Fund	16,329,586
Schwab Target 2025 Fund	17,306,186
Schwab Target 2030 Fund	41,149,887
Schwab Target 2035 Fund	19,394,717
Schwab Target 2040 Fund	54,339,154
Schwab Target 2045 Fund	5,698,235
Schwab Target 2050 Fund	4,958,508
Schwab Target 2055 Fund	3,151,691
Schwab Target 2060 Fund	412,859

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Schwab Target Funds
Liquidity Risk Management Program  (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The Funds’ Board of Trustees (the “Board”) has designated the Funds’ investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”) as the administrator of the program. Personnel of CSIM or its affiliates conduct the day-to-day operation of the program.
Under the program, CSIM manages a Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The program is reasonably designed to assess and manage a Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. CSIM’s process of determining the degree of liquidity of each Fund’s investments is supported by third-party liquidity assessment vendors.
The Funds’ Board reviewed a report at its meeting held on September 22, 2020 prepared by CSIM regarding the operation and effectiveness of the program for the period June 1, 2019, through May 31, 2020. No significant liquidity events impacting any of the Funds were noted in the report. In addition, CSIM provided its assessment that the program had been operating effectively in managing each Fund’s liquidity risk.

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Schwab Target Funds
Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund, and Schwab Target 2060 Fund (the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of CSIM and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information relating to the continuance of the Agreement with respect to the Funds at meetings held on May 11, 2020 and June 9, 2020, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 9, 2020 called for the purpose of voting on such approval.1
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs,

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Schwab Target Funds
which are designed to provide enhanced services to each Fund and its shareholders. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit Fund shareholders who are brokerage clients of Schwab. Finally, the Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition, including Schwab’s ability to maintain consistent operations and service levels during recent periods of remote work and market volatility. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, yield, if applicable, and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Following such evaluation, the Board concluded, within the context of its full deliberations that, with respect to each Fund, the performance of such Fund supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and each Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of products and provision of services as well as the competitive marketplace for financial products. The Trustees considered the effects of CSIM’s and Schwab’s practice of waiving certain fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. The Trustees noted that shareholders of the Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Funds invest. Following such evaluation, the Board concluded, within the context of its full deliberations, that, with respect to each Fund, the expenses of such Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because each Fund invests a portion of its assets in other funds within the Schwab fund complex, the Trustees considered the indirect benefits to CSIM from such Fund’s investments in other underlying funds managed by CSIM. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security

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Schwab Target Funds
programs, which are designed to provide enhanced services to the Funds and their shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by CSIM and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that CSIM has shared any economies of scale with the Funds by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continues to increase as a result of regulatory or other developments. The Trustees considered that CSIM and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets were relatively small, for example, in the case of newer funds or funds with investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

[1]	The meeting on June 9, 2020 was held telephonically in reliance on exemptive relief from the in-person voting requirement under the 1940 Act as provided by the Securities and Exchange Commission.

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Schwab Target Funds
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 100 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	100	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	100	Director (2005 – 2020), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	100	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	100	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	100	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation

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Schwab Target Funds
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	100	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	100	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	100	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	100	Director (2012 – present), Eaton Corporation plc

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	100	Director (2008 – present), The Charles Schwab Corporation

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Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present), Charles Schwab Investment Advisory, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	100	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	100	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present), Charles Schwab Investment Advisory, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.

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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Schwab Target Funds
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Government/Credit 1–5 Year Index An index that is a broad-based benchmark measuring the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have a remaining maturity greater than or equal to one year and less than five years. The index excludes certain types of securities, including, bonds with equity type features (e.g., warrants, convertibles and preferreds), tax-exempt municipal securities, inflation-linked bonds, floating rate issues, strips, private placements, U.S. dollar-denominated 25 and 50 par retail bonds, structured notes and pass-through certificates. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L)   An index which includes all publicly-issued U.S. Treasury Inflation-Protected Securities (TIPS) that have at least one year remaining to maturity, are rated investment grade and have $500 million or more of outstanding face value. The TIPS in the index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The index is market capitalization weighted and the TIPS in the index are updated on the last business day of each month. TIPS are publicly issued, dollar denominated U.S. Government securities issued by the U.S. Treasury that have principal and interest payments linked to an official inflation measure (as measured by the Consumer Price Index, or CPI) and their payments are supported by the full faith and credit of the United States.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dow Jones U.S. Total Stock Market Index   An index which includes all publicly traded stocks of companies headquartered in the United States for which pricing information is readily available. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA Nareit Global Index (Net)  An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
FTSE non-US Dollar World Government Bond Index  A market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least 1 year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

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MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell Midcap Index   An index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
Target 2010 Composite Index  A custom blended index developed by CSIM based on the 2010 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective February 1, 2020, the composite is derived using the following portion allocations: 21.5% S&P 500 Index, 0.7% Russell Midcap Index, 1.9% Russell 2000 Index, 9.3% MSCI EAFE Index (Net), 40.3% Bloomberg Barclays US Aggregate Bond Index, 1.8% FTSE EPRA Nareit Global Index (Net), 6.5% Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L), 2.3% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 1.0% Bloomberg Barclays US Government/Credit Index, 10.1% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 4.6% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2020. Percentages listed may not total to 100% due to rounding.
Target 2015 Composite Index  A custom blended index developed by CSIM based on the 2015 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective February 1, 2020, the composite is derived using the following portion allocations: 22.9% S&P 500 Index, 0.8% Russell Midcap Index, 2.1% Russell 2000 Index, 10.4% MSCI EAFE Index (Net), 38.5% Bloomberg Barclays US Aggregate Bond Index, 1.9% FTSE EPRA Nareit Global Index (Net), 6.2% Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L), 2.4% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 1.2% Bloomberg Barclays US Government/Credit Index, 9.5% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 4.3% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2020. Percentages listed may not total to 100% due to rounding.
Target 2020 Composite Index  A custom blended index developed by CSIM based on the 2020 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective February 1, 2020, the composite is derived using the following portion allocations: 23.8% S&P 500 Index, 0.8% Russell Midcap Index, 2.1% Russell 2000 Index, 11.3% MSCI EAFE Index (Net), 37.2% Bloomberg Barclays US Aggregate Bond Index, 2.0% FTSE EPRA Nareit Global Index (Net), 6.0% Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L), 2.4% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 1.3% Bloomberg Barclays US Government/Credit Index, 9.1% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 4.0% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2020. Percentages listed may not total to 100% due to rounding.
Target 2025 Composite Index  A custom blended index developed by CSIM based on the 2025 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000® Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective February 1, 2020, the composite is derived using the following portion allocations: 31.1% S&P 500 Index, 1.1% Russell Midcap Index, 3.4% Russell 2000 Index, 15.5% MSCI EAFE Index (Net), 27.2% Bloomberg Barclays US Aggregate Bond Index, 2.7% FTSE EPRA Nareit Global Index (Net), 0.8% MSCI Emerging Markets Index (Net), 2.3% Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L), 4.3% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 2.3% Bloomberg Barclays US Government/Credit Index, 6.3% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 3.1% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2020. Percentages listed may not total to 100% due to rounding.
Target 2030 Composite Index  A custom blended index developed by CSIM based on the 2030 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a

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Schwab Target Funds
combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective February 1, 2020, the composite is derived using the following portion allocations: 36.1% S&P 500 Index, 1.3% Russell Midcap Index, 4.4% Russell 2000 Index, 18.4% MSCI EAFE Index (Net), 20.1% Bloomberg Barclays US Aggregate Bond Index, 3.2% FTSE EPRA Nareit Global Index (Net), 1.6% MSCI Emerging Markets Index (Net), 0.5% Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series L), 4.7% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 2.8% Bloomberg Barclays US Government/Credit Index, 4.5% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 2.4% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2020. Percentages listed may not total to 100% due to rounding.
Target 2035 Composite Index  A custom blended index developed by CSIM based on the 2035 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective February 1, 2020, the composite is derived using the following portion allocations: 39.7% S&P 500 Index, 1.4% Russell Midcap Index, 5.2% Russell 2000 Index, 20.7% MSCI EAFE Index (Net), 15.0% Bloomberg Barclays US Aggregate Bond Index, 3.7% FTSE EPRA Nareit Global Index (Net), 2.5% MSCI Emerging Markets Index (Net), 3.9% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 2.9% Bloomberg Barclays US Government/Credit Index, 3.2% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 1.9% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2020. Percentages listed may not total to 100% due to rounding.
Target 2040 Composite Index  A custom blended index developed by CSIM based on the 2040 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective February 1, 2020, the composite is derived using the following portion allocations: 42.6% S&P 500 Index, 1.5% Russell Midcap Index, 6.0% Russell 2000 Index, 22.5% MSCI EAFE Index (Net), 10.7% Bloomberg Barclays US Aggregate Bond Index, 4.0% FTSE EPRA Nareit Global Index (Net), 3.4% MSCI Emerging Markets Index (Net), 2.9% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 2.6% Bloomberg Barclays US Government/Credit Index, 2.3% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 1.5% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2020. Percentages listed may not total to 100% due to rounding.
Target 2045 Composite Index  A custom blended index developed by CSIM based on the 2045 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective February 1, 2020, the composite is derived using the following portion allocations: 45.1% S&P 500 Index, 1.6% Russell Midcap Index, 6.8% Russell 2000 Index, 24.3% MSCI EAFE
Index (Net), 6.9% Bloomberg Barclays US Aggregate Bond Index, 4.3% FTSE EPRA Nareit Global Index (Net), 4.3% MSCI Emerging Markets Index (Net), 2.0% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 2.1% Bloomberg Barclays US Government/Credit Index, 1.5% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 1.0% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2020. Percentages listed may not total to 100% due to rounding.
Target 2050 Composite Index  A custom blended index developed by CSIM based on the 2050 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective February 1, 2020, the composite is derived using the following portion allocations: 46.5% S&P 500 Index, 1.7% Russell Midcap Index, 7.2% Russell 2000 Index, 25.3% MSCI EAFE Index (Net), 4.9% Bloomberg Barclays US Aggregate Bond Index, 4.5% FTSE EPRA Nareit Global Index (Net), 4.9% MSCI Emerging Markets Index (Net), 1.5% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 1.7% Bloomberg Barclays US Government/Credit Index, 1.0% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 0.8% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2020. Percentages listed may not total to 100% due to rounding.
Target 2055 Composite Index  A custom blended index developed by CSIM based on the 2055 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective February 1, 2020, the composite is derived using the following portion allocations: 47.4% S&P 500 Index, 1.7% Russell Midcap Index, 7.5% Russell 2000 Index, 25.9% MSCI EAFE Index (Net), 3.6% Bloomberg Barclays US Aggregate Bond Index, 4.6% FTSE EPRA Nareit Global Index (Net), 5.4% MSCI Emerging Markets Index (Net), 1.1% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 1.4% Bloomberg Barclays US Government/Credit Index, 0.8% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 0.7% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2020. Percentages listed may not total to 100% due to rounding.
Target 2060 Composite Index: A custom blended index developed by CSIM based on the 2060 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Barclays Global Aggregate ex-US Hedged Index. Effective February 1, 2020, the composite is derived using the following portion allocations: 48.3% S&P 500 Index, 1.7% Russell Midcap Index, 7.8% Russell 2000 Index, 26.6% MSCI EAFE Index (Net), 2.3% Bloomberg Barclays US Aggregate Bond Index, 4.8% FTSE EPRA Nareit Global Index (Net), 5.8% MSCI Emerging Markets Index (Net), 0.8% Bloomberg Barclays Global Aggregate ex-US Hedged Index, 1.0% Bloomberg Barclays US Government/Credit Index, 0.5% Bloomberg Barclays US Government/Credit 1-5 Year Index, and 0.5% Bloomberg Barclays US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2020. Percentages listed may not total to 100% due to rounding.

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Schwab Target Funds
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
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We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
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•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
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We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2020 Schwab Funds. All rights reserved.

Schwab Target Funds  |  Annual Report

Notes

Schwab Target Funds
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab High Yield Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2020 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR33732-15
00252657

Item 2: Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of fifty-one operational series. Thirty-six series have a fiscal year-end of October 31, whose annual financial statements are reported in Item 1, three series have a fiscal year-end of December 31, eleven series have a fiscal year-end of March 31, and one series has a fiscal year-end of the last day of February. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to the fifty-one operational series during 2020/2021 and 2019/2020, based on their respective 2020/2021 and 2019/2020 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Fiscal Year 2019/2020	Fiscal Year 2018/2019	Fiscal Year 2019/2020	Fiscal Year 2018/2019	Fiscal Year 2019/2020	Fiscal Year 2018/2019	Fiscal Year 2019/2020	Fiscal Year 2018/2019
$1,203,450	$1,517,001	$90,000	$87,870	$158,100	$177,307	$0	$0

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.

(e) (1)	Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2019/2020: $3,570,594                2018/2019: $265,177

(h)

During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

Except as noted below, the condensed schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for the Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, Schwab Fundamental Emerging Markets Large Company Index Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund and Schwab International Index Fund are filed under this Item.

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.5% of net assets

Automobiles & Components 0.4%
Aptiv plc	438,148	42,276,900
BorgWarner, Inc.	396,197	13,858,971
Ford Motor Co.	6,348,442	49,073,457
General Motors Co.	2,040,951	70,474,038
		175,683,366

Banks 3.5%
Bank of America Corp.	12,355,276	292,820,041
Citigroup, Inc.	3,373,959	139,749,382
Citizens Financial Group, Inc.	689,428	18,786,913
Comerica, Inc.	227,778	10,366,177
Fifth Third Bancorp	1,152,380	26,758,264
First Republic Bank	278,689	35,153,830
Huntington Bancshares, Inc.	1,660,055	17,330,974
JPMorgan Chase & Co.	4,939,328	484,251,717
KeyCorp	1,591,408	20,656,476
M&T Bank Corp.	207,614	21,504,658
People's United Financial, Inc.	696,109	7,427,483
Regions Financial Corp.	1,563,420	20,793,486
SVB Financial Group *	84,160	24,465,312
The PNC Financial Services Group, Inc.	687,604	76,929,135
Truist Financial Corp.	2,183,657	91,975,633
U.S. Bancorp	2,220,696	86,496,109
Wells Fargo & Co.	6,675,459	143,188,596
Zions Bancorp NA	268,647	8,669,239
		1,527,323,425

Capital Goods 5.6%
3M Co.	933,306	149,291,628
A.O. Smith Corp.	219,980	11,370,766
Allegion plc	149,131	14,689,403
AMETEK, Inc.	372,803	36,609,255
Carrier Global Corp.	1,315,841	43,935,931
Caterpillar, Inc.	877,639	137,833,205
Cummins, Inc.	239,059	52,566,683
Deere & Co.	508,530	114,882,012
Dover Corp.	233,006	25,796,094
Eaton Corp. plc	649,518	67,413,473
Emerson Electric Co.	970,378	62,870,791
Fastenal Co.	932,304	40,303,502
Flowserve Corp.	214,867	6,256,927
Fortive Corp.	545,861	33,625,038
Fortune Brands Home & Security, Inc.	224,138	18,126,040
General Dynamics Corp.	376,980	49,508,783
General Electric Co.	14,188,244	105,276,770
Honeywell International, Inc.	1,137,520	187,633,924
Howmet Aerospace, Inc.	635,567	10,963,531
Huntington Ingalls Industries, Inc.	66,244	9,769,665
IDEX Corp.	122,985	20,955,414
Illinois Tool Works, Inc.	466,226	91,324,349
Ingersoll Rand, Inc. *	601,015	20,999,464
Jacobs Engineering Group, Inc.	209,996	19,949,620
Johnson Controls International plc	1,205,547	50,886,139
L3Harris Technologies, Inc.	350,471	56,464,383
Security	Number of Shares	Value ($)
Lockheed Martin Corp.	398,635	139,574,073
Masco Corp.	423,445	22,696,652
Northrop Grumman Corp.	251,208	72,805,103
Otis Worldwide Corp.	658,784	40,370,283
PACCAR, Inc.	560,261	47,835,084
Parker-Hannifin Corp.	208,760	43,497,234
Pentair plc	267,212	13,296,469
Quanta Services, Inc.	225,376	14,070,224
Raytheon Technologies Corp.	2,475,215	134,453,679
Rockwell Automation, Inc.	188,495	44,695,934
Roper Technologies, Inc.	169,702	63,017,141
Snap-on, Inc.	88,352	13,918,091
Stanley Black & Decker, Inc.	258,692	42,994,610
Teledyne Technologies, Inc. *	60,065	18,569,095
Textron, Inc.	370,069	13,248,470
The Boeing Co.	860,056	124,183,486
Trane Technologies plc	388,961	51,634,573
TransDigm Group, Inc.	87,828	41,929,965
United Rentals, Inc. *	116,376	20,748,677
W.W. Grainger, Inc.	72,865	25,504,207
Westinghouse Air Brake Technologies Corp.	289,556	17,170,671
Xylem, Inc.	291,223	25,377,172
		2,470,893,683

Commercial & Professional Services 0.7%
Cintas Corp.	140,863	44,308,457
Copart, Inc. *	335,319	37,005,805
Equifax, Inc.	197,067	26,919,352
IHS Markit Ltd.	604,866	48,915,513
Nielsen Holdings plc	585,745	7,913,415
Republic Services, Inc.	341,254	30,088,365
Robert Half International, Inc.	183,797	9,316,670
Rollins, Inc.	238,494	13,796,878
Verisk Analytics, Inc.	263,205	46,842,594
Waste Management, Inc.	629,376	67,915,964
		333,023,013

Consumer Durables & Apparel 1.2%
D.R. Horton, Inc.	536,549	35,846,839
Garmin Ltd.	241,755	25,147,355
Hanesbrands, Inc.	570,321	9,165,059
Hasbro, Inc.	207,951	17,201,707
Leggett & Platt, Inc.	212,099	8,850,891
Lennar Corp., Class A	446,362	31,348,003
Mohawk Industries, Inc. *	97,293	10,039,665
Newell Brands, Inc.	606,979	10,719,249
NIKE, Inc., Class B	2,017,430	242,252,994
NVR, Inc. *	5,656	22,358,677
PulteGroup, Inc.	435,318	17,743,562
PVH Corp.	116,177	6,771,957
Ralph Lauren Corp.	78,271	5,232,416
Tapestry, Inc.	441,730	9,819,658
Under Armour, Inc., Class A *	309,404	4,282,151
Under Armour, Inc., Class C *	313,942	3,839,511

1
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
VF Corp.	517,477	34,774,454
Whirlpool Corp.	100,586	18,604,387
		513,998,535

Consumer Services 1.6%
Carnival Corp.	839,831	11,514,083
Chipotle Mexican Grill, Inc. *	45,323	54,454,678
Darden Restaurants, Inc.	210,159	19,317,815
Domino's Pizza, Inc.	63,965	24,199,239
Hilton Worldwide Holdings, Inc.	450,009	39,515,290
Las Vegas Sands Corp.	532,447	25,589,403
Marriott International, Inc., Class A	431,289	40,058,122
McDonald's Corp.	1,206,199	256,920,387
MGM Resorts International	664,256	13,663,746
Norwegian Cruise Line Holdings Ltd. *	447,203	7,436,986
Royal Caribbean Cruises Ltd.	288,972	16,303,800
Starbucks Corp.	1,894,999	164,789,113
Wynn Resorts Ltd.	156,385	11,326,966
Yum! Brands, Inc.	488,860	45,625,304
		730,714,932

Diversified Financials 4.5%
American Express Co.	1,057,353	96,472,888
Ameriprise Financial, Inc.	194,963	31,355,899
Berkshire Hathaway, Inc., Class B *	3,212,682	648,640,496
BlackRock, Inc.	229,877	137,744,597
Capital One Financial Corp.	740,269	54,098,859
Cboe Global Markets, Inc.	176,297	14,331,183
CME Group, Inc.	581,163	87,592,887
Discover Financial Services	496,026	32,246,650
Franklin Resources, Inc.	433,688	8,131,650
Intercontinental Exchange, Inc.	909,371	85,844,623
Invesco Ltd.	611,421	8,015,729
MarketAxess Holdings, Inc.	61,607	33,196,932
Moody's Corp.	261,396	68,721,009
Morgan Stanley	2,315,081	111,471,150
MSCI, Inc.	135,563	47,425,360
Nasdaq, Inc.	185,705	22,468,448
Northern Trust Corp.	337,520	26,417,691
Raymond James Financial, Inc.	199,418	15,243,512
S&P Global, Inc.	390,689	126,087,061
State Street Corp.	572,441	33,716,775
Synchrony Financial	879,818	22,013,046
T. Rowe Price Group, Inc.	367,967	46,606,700
The Bank of New York Mellon Corp.	1,319,970	45,354,169
The Charles Schwab Corp. (a)	2,391,011	98,294,462
The Goldman Sachs Group, Inc.	557,556	105,400,386
		2,006,892,162

Energy 2.0%
Apache Corp.	618,239	5,131,384
Baker Hughes Co.	1,058,514	15,634,252
Cabot Oil & Gas Corp.	640,523	11,394,904
Chevron Corp.	3,120,307	216,861,337
Concho Resources, Inc.	317,479	13,178,553
ConocoPhillips	1,739,733	49,791,158
Devon Energy Corp.	619,855	5,535,305
Diamondback Energy, Inc.	253,043	6,568,996
EOG Resources, Inc.	941,415	32,234,050
Exxon Mobil Corp.	6,855,647	223,631,205
Halliburton Co.	1,419,024	17,113,429
Hess Corp.	443,616	16,511,388
HollyFrontier Corp.	240,558	4,452,729
Kinder Morgan, Inc.	3,148,132	37,462,771
Marathon Oil Corp.	1,300,665	5,150,633
Security	Number of Shares	Value ($)
Marathon Petroleum Corp.	1,055,566	31,139,197
National Oilwell Varco, Inc.	629,693	5,289,421
Occidental Petroleum Corp.	1,359,775	12,414,746
ONEOK, Inc.	720,731	20,901,199
Phillips 66	707,124	32,994,406
Pioneer Natural Resources Co.	267,016	21,243,793
Schlumberger N.V.	2,252,819	33,657,116
TechnipFMC plc	696,083	3,849,339
The Williams Cos., Inc.	1,968,700	37,779,353
Valero Energy Corp.	658,994	25,443,758
		885,364,422

Food & Staples Retailing 1.6%
Costco Wholesale Corp.	715,756	255,968,661
Sysco Corp.	822,890	45,514,046
The Kroger Co.	1,261,039	40,618,066
Walgreens Boots Alliance, Inc.	1,166,055	39,692,512
Walmart, Inc.	2,250,718	312,287,122
		694,080,407

Food, Beverage & Tobacco 3.4%
Altria Group, Inc.	3,012,722	108,699,010
Archer-Daniels-Midland Co.	902,445	41,729,057
Brown-Forman Corp., Class B	296,959	20,701,012
Campbell Soup Co.	327,651	15,291,472
Conagra Brands, Inc.	790,756	27,747,628
Constellation Brands, Inc., Class A	272,407	45,009,809
General Mills, Inc.	989,472	58,497,585
Hormel Foods Corp.	453,955	22,103,069
Kellogg Co.	410,860	25,838,985
Lamb Weston Holdings, Inc.	235,752	14,958,464
McCormick & Co., Inc. - Non Voting Shares	201,156	36,310,669
Molson Coors Beverage Co., Class B	306,615	10,811,245
Mondelez International, Inc., Class A	2,315,339	122,990,808
Monster Beverage Corp. *	598,210	45,804,940
PepsiCo, Inc.	2,244,122	299,119,021
Philip Morris International, Inc.	2,524,311	179,276,567
The Coca-Cola Co.	6,266,381	301,162,271
The Hershey Co.	239,832	32,967,307
The JM Smucker Co.	184,481	20,698,768
The Kraft Heinz Co.	1,049,133	32,092,978
Tyson Foods, Inc., Class A	477,917	27,351,190
		1,489,161,855

Health Care Equipment & Services 6.7%
Abbott Laboratories	2,870,109	301,677,157
ABIOMED, Inc. *	72,805	18,338,123
Align Technology, Inc. *	116,021	49,434,228
AmerisourceBergen Corp.	238,301	22,893,577
Anthem, Inc.	407,742	111,232,018
Baxter International, Inc.	820,766	63,666,819
Becton, Dickinson & Co.	469,893	108,606,369
Boston Scientific Corp. *	2,317,969	79,436,798
Cardinal Health, Inc.	471,916	21,609,034
Centene Corp. *	941,322	55,632,130
Cerner Corp.	494,930	34,689,644
Cigna Corp.	595,352	99,405,923
CVS Health Corp.	2,119,644	118,890,832
Danaher Corp.	1,023,164	234,857,065
DaVita, Inc. *	121,964	10,519,395
DENTSPLY SIRONA, Inc.	353,081	16,661,892
DexCom, Inc. *	155,185	49,594,022
Edwards Lifesciences Corp. *	1,007,036	72,194,411
HCA Healthcare, Inc.	427,184	52,945,185

2
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Henry Schein, Inc. *	229,653	14,601,338
Hologic, Inc. *	419,181	28,848,036
Humana, Inc.	214,497	85,644,362
IDEXX Laboratories, Inc. *	137,692	58,494,315
Intuitive Surgical, Inc. *	189,764	126,587,769
Laboratory Corp. of America Holdings *	157,823	31,528,301
McKesson Corp.	263,352	38,841,786
Medtronic plc	2,178,195	219,061,071
Quest Diagnostics, Inc.	216,727	26,471,036
ResMed, Inc.	235,631	45,227,014
STERIS plc	138,566	24,552,510
Stryker Corp.	529,720	107,008,737
Teleflex, Inc.	75,329	23,971,948
The Cooper Cos., Inc.	79,418	25,338,313
UnitedHealth Group, Inc.	1,540,479	470,061,762
Universal Health Services, Inc., Class B	126,672	13,876,918
Varian Medical Systems, Inc. *	148,214	25,611,379
West Pharmaceutical Services, Inc.	119,892	32,619,016
Zimmer Biomet Holdings, Inc.	335,095	44,266,049
		2,964,896,282

Household & Personal Products 2.0%
Church & Dwight Co., Inc.	399,760	35,334,786
Colgate-Palmolive Co.	1,389,178	109,592,252
Kimberly-Clark Corp.	552,476	73,252,793
The Clorox Co.	204,811	42,447,080
The Estee Lauder Cos., Inc., Class A	365,401	80,263,984
The Procter & Gamble Co.	4,035,300	553,239,630
		894,130,525

Insurance 1.8%
Aflac, Inc.	1,074,784	36,488,917
American International Group, Inc.	1,394,220	43,903,988
Aon plc, Class A	375,926	69,174,143
Arthur J. Gallagher & Co.	310,416	32,193,243
Assurant, Inc.	96,843	12,044,364
Chubb Ltd.	731,470	95,025,268
Cincinnati Financial Corp.	242,364	17,144,829
Everest Re Group Ltd.	65,174	12,844,492
Globe Life, Inc.	160,163	12,987,618
Lincoln National Corp.	294,627	10,341,408
Loews Corp.	388,941	13,488,474
Marsh & McLennan Cos., Inc.	820,898	84,930,107
MetLife, Inc.	1,250,199	47,320,032
Principal Financial Group, Inc.	410,920	16,116,282
Prudential Financial, Inc.	639,191	40,921,008
The Allstate Corp.	506,094	44,915,842
The Hartford Financial Services Group, Inc.	580,623	22,365,598
The Progressive Corp.	948,658	87,181,670
The Travelers Cos., Inc.	410,009	49,492,186
Unum Group	335,134	5,918,466
W.R. Berkley Corp.	227,713	13,690,106
Willis Towers Watson plc	208,524	38,051,460
		806,539,501

Materials 2.7%
Air Products & Chemicals, Inc.	358,023	98,900,274
Albemarle Corp.	173,263	16,149,844
Amcor plc	2,532,743	26,416,509
Avery Dennison Corp.	136,120	18,837,647
Ball Corp.	530,208	47,188,512
Celanese Corp.	191,440	21,730,354
CF Industries Holdings, Inc.	342,817	9,465,177
Corteva, Inc.	1,216,177	40,109,517
Security	Number of Shares	Value ($)
Dow, Inc.	1,201,349	54,649,366
DuPont de Nemours, Inc.	1,188,727	67,614,792
Eastman Chemical Co.	218,456	17,659,983
Ecolab, Inc.	402,300	73,858,257
FMC Corp.	209,478	21,521,770
Freeport-McMoRan, Inc.	2,357,412	40,877,524
International Flavors & Fragrances, Inc. (b)	173,384	17,799,601
International Paper Co.	637,145	27,875,094
Linde plc	851,574	187,635,815
LyondellBasell Industries N.V., Class A	416,698	28,522,978
Martin Marietta Materials, Inc.	101,050	26,914,668
Newmont Corp.	1,301,575	81,790,973
Nucor Corp.	488,047	23,309,125
Packaging Corp. of America	154,327	17,668,898
PPG Industries, Inc.	383,258	49,716,228
Sealed Air Corp.	250,203	9,905,537
The Mosaic Co.	562,547	10,407,120
The Sherwin-Williams Co.	132,791	91,357,552
Vulcan Materials Co.	214,713	31,099,031
WestRock Co.	417,722	15,685,461
		1,174,667,607

Media & Entertainment 9.3%
Activision Blizzard, Inc.	1,251,217	94,754,663
Alphabet, Inc., Class A *	487,031	787,095,669
Alphabet, Inc., Class C *	475,882	771,409,481
Charter Communications, Inc., Class A *	242,494	146,422,727
Comcast Corp., Class A	7,389,397	312,128,129
Discovery, Inc., Class A *	259,079	5,243,759
Discovery, Inc., Class C *	503,004	9,215,033
DISH Network Corp., Class A *	400,137	10,199,492
Electronic Arts, Inc. *	468,939	56,192,960
Facebook, Inc., Class A *	3,897,113	1,025,369,402
Fox Corp., Class A	553,584	14,681,048
Fox Corp., Class B	258,291	6,751,727
Live Nation Entertainment, Inc. *	230,721	11,259,185
Netflix, Inc. *	715,005	340,156,479
News Corp., Class A	624,330	8,197,453
News Corp., Class B	204,109	2,657,499
Omnicom Group, Inc.	345,760	16,319,872
Take-Two Interactive Software, Inc. *	184,887	28,642,694
The Interpublic Group of Cos., Inc.	626,857	11,339,843
The Walt Disney Co.	2,929,198	355,165,258
Twitter, Inc. *	1,283,109	53,069,388
ViacomCBS, Inc., Class B	913,980	26,112,409
		4,092,384,170

Pharmaceuticals, Biotechnology & Life Sciences 7.3%
AbbVie, Inc.	2,860,791	243,453,314
Agilent Technologies, Inc.	499,937	51,038,568
Alexion Pharmaceuticals, Inc. *	355,309	40,910,278
Amgen, Inc.	949,368	205,955,894
Bio-Rad Laboratories, Inc., Class A *	34,574	20,274,885
Biogen, Inc. *	256,617	64,685,447
Bristol-Myers Squibb Co.	3,653,695	213,558,473
Catalent, Inc. *	265,969	23,344,099
Eli Lilly & Co.	1,286,823	167,878,929
Gilead Sciences, Inc.	2,032,127	118,168,185
Illumina, Inc. *	236,668	69,272,724
Incyte Corp. *	301,192	26,095,275
IQVIA Holdings, Inc. *	310,036	47,742,444
Johnson & Johnson	4,267,622	585,133,652
Merck & Co., Inc.	4,099,769	308,343,626
Mettler-Toledo International, Inc. *	38,851	38,769,801
Mylan N.V. *	831,870	12,095,390

3
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
PerkinElmer, Inc.	182,047	23,584,189
Perrigo Co., plc	221,431	9,714,178
Pfizer, Inc.	9,007,472	319,585,107
Regeneron Pharmaceuticals, Inc. *	169,418	92,088,848
Thermo Fisher Scientific, Inc.	641,234	303,380,630
Vertex Pharmaceuticals, Inc. *	422,516	88,035,434
Waters Corp. *	100,119	22,308,516
Zoetis, Inc.	770,035	122,089,049
		3,217,506,935

Real Estate 2.6%
Alexandria Real Estate Equities, Inc.	190,282	28,831,529
American Tower Corp.	719,047	165,129,144
Apartment Investment & Management Co., Class A	244,064	7,785,642
AvalonBay Communities, Inc.	228,286	31,761,431
Boston Properties, Inc.	229,921	16,648,580
CBRE Group, Inc., Class A *	544,640	27,449,856
Crown Castle International Corp.	680,138	106,237,556
Digital Realty Trust, Inc.	435,898	62,900,081
Duke Realty Corp.	597,584	22,702,216
Equinix, Inc.	143,467	104,908,809
Equity Residential	555,429	26,094,054
Essex Property Trust, Inc.	105,765	21,638,461
Extra Space Storage, Inc.	209,138	24,249,551
Federal Realty Investment Trust	111,857	7,693,524
Healthpeak Properties, Inc.	871,031	23,491,706
Host Hotels & Resorts, Inc.	1,135,050	11,895,324
Iron Mountain, Inc.	470,412	12,258,937
Kimco Realty Corp.	707,740	7,261,412
Mid-America Apartment Communities, Inc.	184,742	21,546,459
Prologis, Inc.	1,197,680	118,809,856
Public Storage	246,437	56,451,324
Realty Income Corp.	560,524	32,431,919
Regency Centers Corp.	256,222	9,118,941
SBA Communications Corp.	181,718	52,765,456
Simon Property Group, Inc.	494,205	31,041,016
SL Green Realty Corp.	119,004	5,094,561
UDR, Inc.	476,303	14,879,706
Ventas, Inc.	606,081	23,922,017
Vornado Realty Trust	253,033	7,775,704
Welltower, Inc.	674,651	36,275,984
Weyerhaeuser Co.	1,211,147	33,052,202
		1,152,102,958

Retailing 8.3%
Advance Auto Parts, Inc.	111,733	16,456,036
Amazon.com, Inc. *	690,098	2,095,241,043
AutoZone, Inc. *	37,829	42,708,184
Best Buy Co., Inc.	373,450	41,658,348
Booking Holdings, Inc. *	66,383	107,706,417
CarMax, Inc. *	263,413	22,769,420
Dollar General Corp.	403,710	84,258,314
Dollar Tree, Inc. *	385,807	34,846,088
eBay, Inc.	1,077,596	51,325,897
Etsy, Inc. *	193,429	23,519,032
Expedia Group, Inc.	218,937	20,612,919
Genuine Parts Co.	234,004	21,160,982
L Brands, Inc.	375,426	12,017,386
LKQ Corp. *	454,568	14,541,630
Lowe's Cos., Inc.	1,225,286	193,717,717
O'Reilly Automotive, Inc. *	120,113	52,441,336
Pool Corp.	64,925	22,712,713
Ross Stores, Inc.	576,385	49,090,710
Target Corp.	810,967	123,445,397
Security	Number of Shares	Value ($)
The Gap, Inc.	333,890	6,494,161
The Home Depot, Inc.	1,744,990	465,406,283
The TJX Cos., Inc.	1,944,210	98,765,868
Tiffany & Co.	174,650	22,851,206
Tractor Supply Co.	189,177	25,200,268
Ulta Beauty, Inc. *	90,978	18,811,521
		3,667,758,876

Semiconductors & Semiconductor Equipment 5.0%
Advanced Micro Devices, Inc. *	1,903,270	143,297,198
Analog Devices, Inc.	598,513	70,941,746
Applied Materials, Inc.	1,480,430	87,685,869
Broadcom, Inc.	651,831	227,899,673
Intel Corp.	6,892,979	305,221,110
KLA Corp.	252,604	49,808,457
Lam Research Corp.	236,203	80,800,322
Maxim Integrated Products, Inc.	432,799	30,144,450
Microchip Technology, Inc.	409,093	42,987,492
Micron Technology, Inc. *	1,800,966	90,660,628
NVIDIA Corp.	1,000,023	501,371,531
Qorvo, Inc. *	185,232	23,591,148
QUALCOMM, Inc.	1,828,475	225,560,676
Skyworks Solutions, Inc.	271,250	38,324,912
Teradyne, Inc.	268,886	23,621,635
Texas Instruments, Inc.	1,484,562	214,652,820
Xilinx, Inc.	395,653	46,960,055
		2,203,529,722

Software & Services 14.3%
Accenture plc, Class A	1,031,319	223,703,404
Adobe, Inc. *	777,511	347,625,168
Akamai Technologies, Inc. *	263,465	25,060,791
ANSYS, Inc. *	139,094	42,336,041
Autodesk, Inc. *	355,504	83,735,412
Automatic Data Processing, Inc.	697,188	110,127,816
Broadridge Financial Solutions, Inc.	186,049	25,600,342
Cadence Design Systems, Inc. *	452,099	49,446,068
Citrix Systems, Inc.	200,200	22,676,654
Cognizant Technology Solutions Corp., Class A	880,857	62,910,807
DXC Technology Co.	406,457	7,486,938
Fidelity National Information Services, Inc.	1,003,820	125,065,934
Fiserv, Inc. *	901,193	86,036,896
FleetCor Technologies, Inc. *	136,261	30,101,417
Fortinet, Inc. *	217,833	24,042,228
Gartner, Inc. *	144,329	17,333,913
Global Payments, Inc.	485,078	76,516,204
International Business Machines Corp.	1,443,284	161,157,091
Intuit, Inc.	424,017	133,429,670
Jack Henry & Associates, Inc.	124,547	18,464,093
Leidos Holdings, Inc.	215,780	17,909,740
Mastercard, Inc., Class A	1,431,974	413,324,975
Microsoft Corp.	12,266,451	2,483,588,334
NortonLifeLock, Inc.	957,871	19,703,406
Oracle Corp.	3,133,914	175,843,915
Paychex, Inc.	519,139	42,699,183
Paycom Software, Inc. *	79,369	28,897,459
PayPal Holdings, Inc. *	1,901,872	353,995,435
salesforce.com, Inc. *	1,474,980	342,593,605
ServiceNow, Inc. *	310,879	154,684,064
Synopsys, Inc. *	245,582	52,520,167
The Western Union Co.	662,847	12,885,746
Tyler Technologies, Inc. *	65,189	25,057,348

4
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
VeriSign, Inc. *	163,946	31,264,502
Visa, Inc., Class A	2,733,066	496,625,423
		6,324,450,189

Technology Hardware & Equipment 8.0%
Amphenol Corp., Class A	483,480	54,555,883
Apple Inc.	26,057,919	2,836,665,062
Arista Networks, Inc. *	88,998	18,591,682
CDW Corp.	230,786	28,294,364
Cisco Systems, Inc.	6,861,350	246,322,465
Corning, Inc.	1,233,958	39,449,637
F5 Networks, Inc. *	99,892	13,279,643
FLIR Systems, Inc.	212,754	7,380,436
Hewlett Packard Enterprise Co.	2,075,018	17,928,156
HP, Inc.	2,226,111	39,980,954
IPG Photonics Corp. *	57,655	10,721,524
Juniper Networks, Inc.	541,089	10,670,275
Keysight Technologies, Inc. *	303,797	31,859,191
Motorola Solutions, Inc.	274,651	43,411,336
NetApp, Inc.	360,979	15,843,368
Seagate Technology plc	364,007	17,406,815
TE Connectivity Ltd.	534,330	51,765,890
Vontier Corp. *	218,343	6,275,178
Western Digital Corp.	490,200	18,495,246
Xerox Holdings Corp.	294,192	5,113,057
Zebra Technologies Corp., Class A *	85,995	24,391,622
		3,538,401,784

Telecommunication Services 1.8%
AT&T, Inc.	11,550,195	312,086,269
CenturyLink, Inc.	1,595,127	13,749,995
T-Mobile US, Inc. *	942,966	103,320,784
Verizon Communications, Inc.	6,707,808	382,277,978
		811,435,026

Transportation 2.0%
Alaska Air Group, Inc.	201,431	7,632,221
American Airlines Group, Inc. (b)	831,215	9,376,105
C.H. Robinson Worldwide, Inc.	217,904	19,269,251
CSX Corp.	1,240,346	97,912,913
Delta Air Lines, Inc.	1,033,126	31,654,981
Expeditors International of Washington, Inc.	271,768	24,016,138
FedEx Corp.	390,148	101,231,702
JB Hunt Transport Services, Inc.	135,173	16,455,961
Kansas City Southern	152,866	26,925,817
Norfolk Southern Corp.	413,604	86,492,868
Old Dominion Freight Line, Inc.	155,859	29,670,878
Southwest Airlines Co.	954,789	37,742,809
Union Pacific Corp.	1,100,432	194,985,546
United Airlines Holdings, Inc. *	471,374	15,960,724
United Parcel Service, Inc., Class B	1,146,058	180,057,172
		879,385,086

Utilities 3.2%
Alliant Energy Corp.	403,663	22,314,491
Ameren Corp.	400,965	32,526,281
American Electric Power Co., Inc.	804,957	72,389,783
American Water Works Co., Inc.	294,426	44,314,057
Atmos Energy Corp.	200,298	18,361,318
CenterPoint Energy, Inc.	880,420	18,603,275
CMS Energy Corp.	464,576	29,421,598
Consolidated Edison, Inc.	543,480	42,657,745
Dominion Energy, Inc.	1,360,852	109,330,850
Security	Number of Shares	Value ($)
DTE Energy Co.	312,992	38,629,473
Duke Energy Corp.	1,190,813	109,685,785
Edison International	614,179	34,418,591
Entergy Corp.	325,171	32,913,809
Evergy, Inc.	367,505	20,286,276
Eversource Energy	554,675	48,406,487
Exelon Corp.	1,581,294	63,077,818
FirstEnergy Corp.	881,185	26,188,818
NextEra Energy, Inc.	3,174,624	232,414,223
NiSource, Inc.	616,533	14,161,763
NRG Energy, Inc.	392,554	12,412,557
Pinnacle West Capital Corp.	181,630	14,815,559
PPL Corp.	1,248,343	34,329,432
Public Service Enterprise Group, Inc.	818,765	47,611,185
Sempra Energy	468,987	58,792,210
The AES Corp.	1,072,908	20,921,706
The Southern Co.	1,711,978	98,353,136
WEC Energy Group, Inc.	511,203	51,401,462
Xcel Energy, Inc.	851,303	59,616,749
		1,408,356,437
Total Common Stock
(Cost $20,594,421,840)		43,962,680,898

Other Investment Company 0.1% of net assets

Securities Lending Collateral 0.1%
Wells Fargo Government Money Market Fund, Select Class 0.04% (c)	26,288,917	26,288,917
Total Other Investment Company
(Cost $26,288,917)		26,288,917
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 0.2% of net assets

Time Deposits 0.2%
Australia & New Zealand Banking Group Ltd.
0.01%, 11/02/20 (d)	53,742,658	53,742,658
Royal Bank of Canada
0.01%, 11/02/20 (d)	44,479,641	44,479,641
Total Short-Term Investments
(Cost $98,222,299)		98,222,299

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/18/20	1,185	193,433,475	(3,964,109)
*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $25,808,897.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.

5
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.6% of net assets

Automobiles & Components 1.4%
Aptiv plc	85,571	8,256,746
Autoliv, Inc.	24,786	1,878,779
BorgWarner, Inc.	77,568	2,713,329
Ford Motor Co.	1,234,347	9,541,502
General Motors Co.	398,334	13,754,473
Gentex Corp.	77,412	2,141,990
Harley-Davidson, Inc.	47,918	1,575,544
Lear Corp.	17,147	2,071,529
Tesla, Inc. *	235,981	91,570,067
Thor Industries, Inc.	17,294	1,462,726
		134,966,685

Banks 3.4%
Bank of America Corp.	2,413,704	57,204,785
Bank of Hawaii Corp.	12,588	763,336
Bank OZK	39,106	969,047
BOK Financial Corp.	9,347	549,043
CIT Group, Inc.	30,989	912,626
Citigroup, Inc.	659,419	27,313,135
Citizens Financial Group, Inc.	134,624	3,668,504
Comerica, Inc.	43,835	1,994,931
Commerce Bancshares, Inc.	31,593	1,966,664
Community Bank System, Inc.	17,025	987,280
Cullen/Frost Bankers, Inc.	17,758	1,247,855
East West Bancorp, Inc.	44,383	1,619,092
Essent Group Ltd.	35,671	1,421,489
F.N.B. Corp.	104,231	787,986
Fifth Third Bancorp	225,530	5,236,807
First Citizens BancShares, Inc., Class A	2,309	1,068,374
First Financial Bankshares, Inc.	45,931	1,369,203
First Hawaiian, Inc.	40,838	704,864
First Horizon National Corp.	176,241	1,834,669
First Republic Bank	54,593	6,886,361
Glacier Bancorp, Inc.	30,409	1,088,642
Hancock Whitney Corp.	26,622	608,845
Huntington Bancshares, Inc.	324,360	3,386,318
JPMorgan Chase & Co.	964,793	94,588,306
KeyCorp	308,295	4,001,669
M&T Bank Corp.	40,521	4,197,165
MGIC Investment Corp.	109,422	1,100,785
New York Community Bancorp, Inc.	146,117	1,214,232
PacWest Bancorp	35,734	687,522
People's United Financial, Inc.	137,542	1,467,573
Pinnacle Financial Partners, Inc.	23,394	1,071,211
Popular, Inc.	26,787	1,130,411
Prosperity Bancshares, Inc.	29,055	1,601,221
Radian Group, Inc.	59,320	1,064,794
Regions Financial Corp.	303,768	4,040,115
Signature Bank	16,904	1,364,829
Sterling Bancorp	62,731	839,341
SVB Financial Group *	16,411	4,770,678
Synovus Financial Corp.	45,764	1,189,864
TCF Financial Corp.	48,422	1,317,563
TFS Financial Corp.	16,400	257,644
The PNC Financial Services Group, Inc.	134,263	15,021,345
Security	Number of Shares	Value ($)
Truist Financial Corp.	426,467	17,962,790
U.S. Bancorp	433,780	16,895,731
Umpqua Holdings Corp.	68,094	855,261
United Bankshares, Inc.	41,048	1,076,689
Valley National Bancorp	128,972	985,346
Webster Financial Corp.	28,095	904,940
Wells Fargo & Co.	1,305,116	27,994,738
Western Alliance Bancorp	32,116	1,323,179
Wintrust Financial Corp.	17,735	873,094
Zions Bancorp NA	51,405	1,658,839
		335,046,731

Capital Goods 5.7%
3M Co.	182,466	29,187,261
A.O. Smith Corp.	42,655	2,204,837
Acuity Brands, Inc.	12,444	1,109,258
AECOM *	50,597	2,268,769
Aerojet Rocketdyne Holdings, Inc. *	22,322	723,679
AGCO Corp.	19,180	1,477,435
Air Lease Corp.	34,403	937,138
Allegion plc	29,314	2,887,429
Allison Transmission Holdings, Inc.	35,289	1,275,697
AMETEK, Inc.	72,902	7,158,976
Armstrong World Industries, Inc.	15,294	916,111
Axon Enterprise, Inc. *	19,874	1,965,539
BWX Technologies, Inc.	29,821	1,640,453
Carlisle Cos., Inc.	17,348	2,148,897
Carrier Global Corp.	258,161	8,619,996
Caterpillar, Inc.	171,507	26,935,174
Colfax Corp. *	31,998	870,026
Crane Co.	15,943	809,107
Cummins, Inc.	46,861	10,304,265
Curtiss-Wright Corp.	12,875	1,086,135
Deere & Co.	99,214	22,413,435
Donaldson Co., Inc.	39,418	1,872,355
Dover Corp.	45,697	5,059,115
Eaton Corp. plc	126,506	13,130,058
EMCOR Group, Inc.	17,522	1,194,825
Emerson Electric Co.	188,921	12,240,192
Fastenal Co.	182,041	7,869,632
Flowserve Corp.	41,009	1,194,182
Fortive Corp.	106,972	6,589,475
Fortune Brands Home & Security, Inc.	43,913	3,551,244
Gates Industrial Corp. plc *	14,417	160,029
Generac Holdings, Inc. *	19,942	4,190,811
General Dynamics Corp.	73,730	9,682,961
General Electric Co.	2,770,842	20,559,648
Graco, Inc.	52,369	3,241,641
HD Supply Holdings, Inc. *	51,151	2,038,879
HEICO Corp.	13,213	1,388,026
HEICO Corp., Class A	23,421	2,189,864
Hexcel Corp.	26,521	887,923
Honeywell International, Inc.	222,302	36,668,715
Howmet Aerospace, Inc.	123,246	2,125,994
Hubbell, Inc.	17,072	2,484,147
Huntington Ingalls Industries, Inc.	12,791	1,886,417
IDEX Corp.	23,862	4,065,846
Illinois Tool Works, Inc.	91,028	17,830,565
Ingersoll Rand, Inc. *	117,806	4,116,142

6
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
ITT, Inc.	27,666	1,674,070
Jacobs Engineering Group, Inc.	41,463	3,938,985
Johnson Controls International plc	235,088	9,923,064
L3Harris Technologies, Inc.	68,590	11,050,535
Lennox International, Inc.	10,924	2,967,614
Lincoln Electric Holdings, Inc.	19,036	1,938,246
Lockheed Martin Corp.	77,907	27,277,578
Masco Corp.	83,083	4,453,249
MasTec, Inc. *	17,744	880,812
Mercury Systems, Inc. *	17,366	1,196,170
Nordson Corp.	17,133	3,314,036
Northrop Grumman Corp.	49,027	14,209,005
nVent Electric plc	54,127	976,992
Oshkosh Corp.	21,835	1,470,806
Otis Worldwide Corp.	129,184	7,916,396
Owens Corning	34,014	2,226,897
PACCAR, Inc.	109,794	9,374,212
Parker-Hannifin Corp.	40,801	8,501,296
Parsons Corp. *	7,374	232,428
Pentair plc	52,757	2,625,188
Quanta Services, Inc.	43,572	2,720,200
Raytheon Technologies Corp.	483,310	26,253,399
RBC Bearings, Inc. *	7,827	931,804
Rexnord Corp.	38,335	1,229,787
Rockwell Automation, Inc.	36,806	8,727,439
Roper Technologies, Inc.	33,106	12,293,582
Sensata Technologies Holding plc *	49,434	2,160,760
SiteOne Landscape Supply, Inc. *	14,025	1,675,847
Snap-on, Inc.	17,329	2,729,837
Spirit AeroSystems Holdings, Inc., Class A	34,044	619,260
Stanley Black & Decker, Inc.	50,382	8,373,488
Teledyne Technologies, Inc. *	11,700	3,617,055
Textron, Inc.	72,381	2,591,240
The Boeing Co.	167,876	24,239,616
The Middleby Corp. *	17,584	1,750,311
The Timken Co.	21,066	1,257,640
The Toro Co.	34,051	2,795,587
Trane Technologies plc	75,587	10,034,174
TransDigm Group, Inc.	17,200	8,211,452
Trex Co., Inc. *	36,512	2,539,044
United Rentals, Inc. *	22,696	4,046,470
Univar Solutions, Inc. *	53,810	892,708
W.W. Grainger, Inc.	14,287	5,000,736
Watsco, Inc.	10,407	2,332,625
Westinghouse Air Brake Technologies Corp.	56,795	3,367,943
Woodward, Inc.	18,262	1,452,742
Xylem, Inc.	56,797	4,949,291
		556,099,919

Commercial & Professional Services 1.0%
ADT, Inc.	48,281	318,172
ASGN, Inc. *	16,472	1,098,353
Cintas Corp.	27,591	8,678,749
Clean Harbors, Inc. *	15,813	837,615
Copart, Inc. *	65,573	7,236,636
CoStar Group, Inc. *	12,432	10,239,120
Equifax, Inc.	38,551	5,266,067
FTI Consulting, Inc. *	11,633	1,145,385
IAA, Inc. *	42,387	2,398,680
IHS Markit Ltd.	118,367	9,572,339
ManpowerGroup, Inc.	18,677	1,267,608
MSA Safety, Inc.	11,278	1,487,794
Nielsen Holdings plc	112,402	1,518,551
Republic Services, Inc.	66,719	5,882,614
Robert Half International, Inc.	36,215	1,835,738
Rollins, Inc.	46,818	2,708,421
Security	Number of Shares	Value ($)
Stericycle, Inc. *	28,501	1,775,612
Tetra Tech, Inc.	16,816	1,696,903
The Brink's Co.	16,117	690,291
TransUnion	60,218	4,796,966
TriNet Group, Inc. *	12,768	879,971
Verisk Analytics, Inc.	51,542	9,172,930
Waste Management, Inc.	122,888	13,260,844
		93,765,359

Consumer Durables & Apparel 1.3%
Brunswick Corp.	24,797	1,579,817
Capri Holdings Ltd. *	47,193	1,001,436
Carter's, Inc.	13,909	1,132,888
Columbia Sportswear Co.	9,701	723,598
D.R. Horton, Inc.	105,100	7,021,731
Deckers Outdoor Corp. *	8,825	2,235,990
Garmin Ltd.	47,358	4,926,179
Hanesbrands, Inc.	109,656	1,762,172
Hasbro, Inc.	40,098	3,316,907
Helen of Troy Ltd. *	7,946	1,506,562
Leggett & Platt, Inc.	41,615	1,736,594
Lennar Corp., Class A	87,211	6,124,829
Lululemon Athletica, Inc. *	37,446	11,956,133
Mattel, Inc. *	108,814	1,498,369
Mohawk Industries, Inc. *	18,806	1,940,591
Newell Brands, Inc.	119,705	2,113,990
NIKE, Inc., Class B	394,251	47,341,660
NVR, Inc. *	1,104	4,364,211
Polaris, Inc.	18,040	1,639,114
PulteGroup, Inc.	85,236	3,474,219
PVH Corp.	22,544	1,314,090
Ralph Lauren Corp.	15,438	1,032,030
Skechers U.S.A., Inc., Class A *	42,630	1,351,797
Tapestry, Inc.	87,656	1,948,593
Tempur Sealy International, Inc. *	15,250	1,357,250
Toll Brothers, Inc.	36,393	1,538,696
Under Armour, Inc., Class A *	59,687	826,068
Under Armour, Inc., Class C *	61,564	752,928
VF Corp.	101,416	6,815,155
Whirlpool Corp.	19,666	3,637,423
		127,971,020

Consumer Services 1.8%
Aramark	80,046	2,220,476
Bright Horizons Family Solutions, Inc. *	19,186	3,032,347
Caesars Entertainment, Inc. *	63,297	2,836,972
Carnival Corp.	164,419	2,254,184
Chegg, Inc. *	39,463	2,898,163
Chipotle Mexican Grill, Inc. *	8,835	10,615,076
Choice Hotels International, Inc.	9,153	799,515
Churchill Downs, Inc.	11,066	1,650,494
Cracker Barrel Old Country Store, Inc.	7,251	825,309
Darden Restaurants, Inc.	41,296	3,795,928
Domino's Pizza, Inc.	12,403	4,692,303
Dunkin' Brands Group, Inc.	25,857	2,578,201
frontdoor, Inc. *	27,165	1,076,277
Grand Canyon Education, Inc. *	14,861	1,164,657
H&R Block, Inc.	61,015	1,053,119
Hilton Worldwide Holdings, Inc.	88,004	7,727,631
Las Vegas Sands Corp.	104,232	5,009,390
Marriott International, Inc., Class A	83,866	7,789,474
Marriott Vacations Worldwide Corp.	13,042	1,259,857
McDonald's Corp.	235,548	50,171,724
MGM Resorts International	129,985	2,673,791
Norwegian Cruise Line Holdings Ltd. *	88,431	1,470,608
Planet Fitness, Inc., Class A *	25,639	1,519,623

7
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Royal Caribbean Cruises Ltd.	56,554	3,190,777
Service Corp. International	55,986	2,592,712
Starbucks Corp.	370,007	32,175,809
Terminix Global Holdings, Inc. *	41,450	1,951,880
Texas Roadhouse, Inc.	20,403	1,428,822
The Wendy's Co.	57,183	1,249,449
Vail Resorts, Inc.	12,620	2,928,345
Wyndham Destinations, Inc.	27,429	895,008
Wyndham Hotels & Resorts, Inc.	29,566	1,375,115
Wynn Resorts Ltd.	30,688	2,222,732
Yum! Brands, Inc.	95,528	8,915,628
		178,041,396

Diversified Financials 4.5%
Affiliated Managers Group, Inc.	14,555	1,097,010
AGNC Investment Corp.	177,295	2,476,811
Ally Financial, Inc.	118,697	3,166,836
American Express Co.	206,410	18,832,848
Ameriprise Financial, Inc.	38,177	6,140,007
Annaly Capital Management, Inc.	445,549	3,158,942
Berkshire Hathaway, Inc., Class B *	627,590	126,710,421
BlackRock, Inc.	44,892	26,899,735
Blackstone Mortgage Trust, Inc., Class A	47,122	1,022,547
Capital One Financial Corp.	144,840	10,584,907
Cboe Global Markets, Inc.	34,535	2,807,350
Chimera Investment Corp.	74,130	618,986
CME Group, Inc.	113,479	17,103,555
Credit Acceptance Corp. *	3,868	1,153,128
Discover Financial Services	97,235	6,321,247
Eaton Vance Corp.	35,983	2,151,424
Equitable Holdings, Inc.	128,460	2,760,605
FactSet Research Systems, Inc.	12,066	3,698,229
Franklin Resources, Inc.	84,975	1,593,281
Interactive Brokers Group, Inc., Class A	25,103	1,194,150
Intercontinental Exchange, Inc.	177,572	16,762,797
Invesco Ltd.	119,698	1,569,241
Janus Henderson Group plc	47,705	1,159,232
Jefferies Financial Group, Inc.	68,636	1,339,088
Lazard Ltd., Class A	35,274	1,187,676
LendingTree, Inc. *	2,535	820,301
LPL Financial Holdings, Inc.	24,863	1,987,300
MarketAxess Holdings, Inc.	12,052	6,494,220
Moody's Corp.	51,035	13,417,102
Morgan Stanley	451,951	21,761,441
Morningstar, Inc.	6,820	1,298,392
MSCI, Inc.	26,398	9,235,076
Nasdaq, Inc.	36,613	4,429,807
New Residential Investment Corp.	129,500	971,250
Northern Trust Corp.	66,062	5,170,673
OneMain Holdings, Inc.	23,072	804,982
Raymond James Financial, Inc.	38,668	2,955,782
S&P Global, Inc.	76,318	24,630,108
Santander Consumer USA Holdings, Inc.	23,104	469,935
SEI Investments Co.	38,679	1,901,073
Starwood Property Trust, Inc.	88,358	1,234,361
State Street Corp.	111,844	6,587,612
Stifel Financial Corp.	21,314	1,246,016
Synchrony Financial	172,357	4,312,372
T. Rowe Price Group, Inc.	72,035	9,123,953
The Bank of New York Mellon Corp.	257,911	8,861,822
The Blackstone Group, Inc., Class A	212,937	10,736,284
The Charles Schwab Corp. (a)	466,411	19,174,156
The Goldman Sachs Group, Inc.	108,921	20,590,426
Two Harbors Investment Corp.	90,007	455,435
Voya Financial, Inc.	39,685	1,902,102
		442,082,034

Security	Number of Shares	Value ($)
Energy 1.9%
Apache Corp.	119,134	988,812
Baker Hughes Co.	208,160	3,074,523
Cabot Oil & Gas Corp.	126,555	2,251,413
Cheniere Energy, Inc. *	73,080	3,498,340
Chevron Corp.	609,427	42,355,177
Cimarex Energy Co.	32,384	821,582
Concho Resources, Inc.	62,400	2,590,224
ConocoPhillips	337,979	9,672,959
Continental Resources, Inc.	19,852	238,820
CVR Energy, Inc.	8,884	97,813
Devon Energy Corp.	122,166	1,090,942
Diamondback Energy, Inc.	49,602	1,287,668
EOG Resources, Inc.	184,852	6,329,332
Exxon Mobil Corp.	1,338,557	43,663,729
Halliburton Co.	277,521	3,346,903
Helmerich & Payne, Inc.	35,325	525,283
Hess Corp.	86,821	3,231,478
HollyFrontier Corp.	47,416	877,670
Kinder Morgan, Inc.	616,882	7,340,896
Marathon Oil Corp.	253,489	1,003,816
Marathon Petroleum Corp.	206,529	6,092,606
Murphy Oil Corp.	45,849	353,954
National Oilwell Varco, Inc.	123,569	1,037,980
Occidental Petroleum Corp.	265,854	2,427,247
ONEOK, Inc.	140,350	4,070,150
Parsley Energy, Inc., Class A	96,462	965,585
PBF Energy, Inc., Class A	33,772	157,715
Phillips 66	138,340	6,454,944
Pioneer Natural Resources Co.	52,167	4,150,407
Schlumberger N.V.	440,778	6,585,223
Targa Resources Corp.	73,044	1,172,356
TechnipFMC plc	130,770	723,158
The Williams Cos., Inc.	385,163	7,391,278
Transocean Ltd. *(b)	189,158	126,830
Valero Energy Corp.	129,428	4,997,215
WPX Energy, Inc. *	124,942	575,983
		181,570,011

Food & Staples Retailing 1.4%
Casey's General Stores, Inc.	11,631	1,960,638
Costco Wholesale Corp.	139,862	50,017,448
Performance Food Group Co. *	42,248	1,419,955
Sysco Corp.	160,571	8,881,182
The Kroger Co.	245,409	7,904,624
U.S. Foods Holding Corp. *	69,425	1,450,983
Walgreens Boots Alliance, Inc.	228,306	7,771,536
Walmart, Inc.	439,708	61,009,485
		140,415,851

Food, Beverage & Tobacco 3.2%
Altria Group, Inc.	588,080	21,217,926
Archer-Daniels-Midland Co.	176,372	8,155,441
Beyond Meat, Inc. *	15,659	2,230,311
Brown-Forman Corp., Class B	57,777	4,027,635
Bunge Ltd.	43,973	2,494,588
Campbell Soup Co.	64,288	3,000,321
Conagra Brands, Inc.	154,875	5,434,564
Constellation Brands, Inc., Class A	53,329	8,811,551
Darling Ingredients, Inc. *	51,439	2,211,877
Flowers Foods, Inc.	61,687	1,454,579
General Mills, Inc.	193,660	11,449,179
Hormel Foods Corp.	88,716	4,319,582
Ingredion, Inc.	21,087	1,494,857
Kellogg Co.	80,190	5,043,149

8
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Keurig Dr Pepper, Inc.	147,383	3,964,603
Lamb Weston Holdings, Inc.	46,044	2,921,492
Lancaster Colony Corp.	6,287	1,044,522
McCormick & Co., Inc. - Non Voting Shares	39,339	7,101,083
Molson Coors Beverage Co., Class B	58,943	2,078,330
Mondelez International, Inc., Class A	452,268	24,024,476
Monster Beverage Corp. *	117,173	8,971,937
PepsiCo, Inc.	438,492	58,446,599
Philip Morris International, Inc.	493,085	35,018,897
Pilgrim's Pride Corp. *	16,389	274,352
Post Holdings, Inc. *	20,034	1,720,921
Sanderson Farms, Inc.	6,056	774,986
Seaboard Corp.	74	254,930
The Coca-Cola Co.	1,223,525	58,802,611
The Hershey Co.	46,673	6,415,671
The JM Smucker Co.	36,222	4,064,108
The Kraft Heinz Co.	205,644	6,290,650
Tyson Foods, Inc., Class A	93,398	5,345,168
		308,860,896

Health Care Equipment & Services 6.5%
Abbott Laboratories	560,663	58,931,288
ABIOMED, Inc. *	14,261	3,592,061
Align Technology, Inc. *	22,643	9,647,729
Amedisys, Inc. *	10,175	2,635,325
AmerisourceBergen Corp.	46,669	4,483,491
Anthem, Inc.	79,637	21,724,974
Baxter International, Inc.	160,022	12,412,907
Becton, Dickinson & Co.	91,770	21,210,800
Boston Scientific Corp. *	452,658	15,512,590
Cardinal Health, Inc.	92,629	4,241,482
Centene Corp. *	183,122	10,822,510
Cerner Corp.	96,925	6,793,473
Chemed Corp.	5,045	2,413,124
Cigna Corp.	116,241	19,408,760
CVS Health Corp.	414,407	23,244,089
Danaher Corp.	199,990	45,905,705
DaVita, Inc. *	23,878	2,059,477
DENTSPLY SIRONA, Inc.	69,531	3,281,168
DexCom, Inc. *	30,259	9,670,171
Edwards Lifesciences Corp. *	196,659	14,098,484
Encompass Health Corp.	31,462	1,928,935
Globus Medical, Inc., Class A *	23,551	1,227,478
Guardant Health, Inc. *	26,815	2,860,088
Haemonetics Corp. *	15,892	1,606,522
HCA Healthcare, Inc.	83,301	10,324,326
HealthEquity, Inc. *	24,638	1,268,611
Henry Schein, Inc. *	45,429	2,888,376
Hill-Rom Holdings, Inc.	21,219	1,932,414
Hologic, Inc. *	81,908	5,636,909
Humana, Inc.	41,862	16,714,659
ICU Medical, Inc. *	6,082	1,081,319
IDEXX Laboratories, Inc. *	26,875	11,417,037
Insulet Corp. *	20,721	4,605,242
Integra LifeSciences Holdings Corp. *	21,913	966,363
Intuitive Surgical, Inc. *	37,056	24,719,316
Laboratory Corp. of America Holdings *	30,821	6,157,111
LHC Group, Inc. *	10,032	2,172,430
Masimo Corp. *	16,053	3,592,982
McKesson Corp.	51,419	7,583,788
Medtronic plc	425,702	42,812,850
Molina Healthcare, Inc. *	18,651	3,477,852
NuVasive, Inc. *	16,265	722,654
Penumbra, Inc. *	10,669	2,784,929
Quest Diagnostics, Inc.	42,348	5,172,385
ResMed, Inc.	45,978	8,825,017
Security	Number of Shares	Value ($)
STERIS plc	27,010	4,785,902
Stryker Corp.	103,460	20,899,955
Tandem Diabetes Care, Inc. *	19,339	2,107,951
Teladoc Health, Inc. *	37,738	7,414,007
Teleflex, Inc.	14,685	4,673,208
Tenet Healthcare Corp. *	34,031	835,121
The Cooper Cos., Inc.	15,563	4,965,375
UnitedHealth Group, Inc.	300,904	91,817,847
Universal Health Services, Inc., Class B	24,674	2,703,037
Varian Medical Systems, Inc. *	28,707	4,960,570
Veeva Systems, Inc., Class A *	42,665	11,521,683
West Pharmaceutical Services, Inc.	23,438	6,376,777
Wright Medical Group N.V. *	40,456	1,237,549
Zimmer Biomet Holdings, Inc.	65,355	8,633,395
		637,501,578

Household & Personal Products 1.8%
Church & Dwight Co., Inc.	78,499	6,938,527
Colgate-Palmolive Co.	271,414	21,411,850
Coty, Inc., Class A	94,864	275,106
Herbalife Nutrition Ltd. *	31,103	1,403,989
Kimberly-Clark Corp.	107,846	14,299,301
The Clorox Co.	39,841	8,257,047
The Estee Lauder Cos., Inc., Class A	71,353	15,673,400
The Procter & Gamble Co.	788,329	108,079,906
		176,339,126

Insurance 2.0%
Aflac, Inc.	210,344	7,141,179
Alleghany Corp.	4,544	2,485,250
American Financial Group, Inc.	22,384	1,677,457
American International Group, Inc.	271,729	8,556,746
Aon plc, Class A	73,245	13,477,812
Arch Capital Group Ltd. *	127,728	3,858,663
Arthur J. Gallagher & Co.	60,355	6,259,417
Assurant, Inc.	18,918	2,352,832
Assured Guaranty Ltd.	26,571	678,358
Athene Holding Ltd., Class A *	40,093	1,286,183
Axis Capital Holdings Ltd.	25,451	1,086,503
Brighthouse Financial, Inc. *	29,546	977,973
Brown & Brown, Inc.	74,313	3,233,359
Chubb Ltd.	142,806	18,551,927
Cincinnati Financial Corp.	47,486	3,359,160
CNA Financial Corp.	8,422	250,891
Erie Indemnity Co., Class A	7,915	1,843,166
Everest Re Group Ltd.	12,689	2,500,748
Fidelity National Financial, Inc.	91,711	2,869,637
First American Financial Corp.	35,410	1,578,932
Globe Life, Inc.	31,045	2,517,439
Kemper Corp.	19,642	1,211,126
Lincoln National Corp.	57,676	2,024,428
Loews Corp.	75,674	2,624,374
Markel Corp. *	4,335	4,043,688
Marsh & McLennan Cos., Inc.	160,234	16,577,810
MetLife, Inc.	244,742	9,263,485
Old Republic International Corp.	89,629	1,459,160
Primerica, Inc.	12,550	1,383,512
Principal Financial Group, Inc.	81,176	3,183,723
Prudential Financial, Inc.	125,327	8,023,435
Reinsurance Group of America, Inc.	21,515	2,173,445
RenaissanceRe Holdings Ltd.	16,254	2,628,597
RLI Corp.	12,510	1,084,617
Selective Insurance Group, Inc.	18,480	962,069
The Allstate Corp.	99,086	8,793,882
The Hanover Insurance Group, Inc.	11,711	1,120,274

9
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
The Hartford Financial Services Group, Inc.	112,867	4,347,637
The Progressive Corp.	185,185	17,018,501
The Travelers Cos., Inc.	79,916	9,646,660
Unum Group	63,861	1,127,785
W.R. Berkley Corp.	44,646	2,684,118
Willis Towers Watson plc	40,882	7,460,147
		195,386,105

Materials 2.7%
Air Products & Chemicals, Inc.	69,919	19,314,425
Albemarle Corp.	33,803	3,150,778
Alcoa Corp. *	58,176	751,634
Amcor plc	497,866	5,192,742
AptarGroup, Inc.	20,518	2,340,899
Arconic Corp. *	31,581	686,571
Ashland Global Holdings, Inc.	17,332	1,209,254
Avery Dennison Corp.	26,302	3,639,934
Axalta Coating Systems Ltd. *	65,775	1,651,610
Ball Corp.	103,517	9,213,013
Berry Global Group, Inc. *	41,766	1,947,549
Celanese Corp.	37,585	4,266,273
CF Industries Holdings, Inc.	67,984	1,877,038
Corteva, Inc.	236,909	7,813,259
Crown Holdings, Inc. *	42,825	3,674,385
Dow, Inc.	234,136	10,650,847
DuPont de Nemours, Inc.	232,033	13,198,037
Eagle Materials, Inc.	13,047	1,112,257
Eastman Chemical Co.	42,637	3,446,775
Ecolab, Inc.	78,535	14,418,241
FMC Corp.	41,024	4,214,806
Freeport-McMoRan, Inc.	460,888	7,991,798
Graphic Packaging Holding Co.	86,503	1,149,625
Huntsman Corp.	62,484	1,517,736
International Flavors & Fragrances, Inc. (b)	33,961	3,486,436
International Paper Co.	124,914	5,464,987
Linde plc	166,343	36,652,017
LyondellBasell Industries N.V., Class A	81,466	5,576,348
Martin Marietta Materials, Inc.	19,782	5,268,936
NewMarket Corp.	2,325	831,629
Newmont Corp.	253,912	15,955,830
Nucor Corp.	95,868	4,578,656
Packaging Corp. of America	29,912	3,424,625
PPG Industries, Inc.	74,515	9,666,086
Reliance Steel & Aluminum Co.	20,123	2,193,206
Royal Gold, Inc.	20,934	2,487,168
RPM International, Inc.	41,336	3,499,919
Sealed Air Corp.	49,193	1,947,551
Sonoco Products Co.	31,614	1,545,608
Steel Dynamics, Inc.	63,501	1,999,011
The Mosaic Co.	110,370	2,041,845
The Scotts Miracle-Gro Co.	12,927	1,939,696
The Sherwin-Williams Co.	25,927	17,837,257
Valvoline, Inc.	58,833	1,157,245
Vulcan Materials Co.	42,052	6,090,812
W.R. Grace & Co.	19,802	861,189
Westlake Chemical Corp.	11,139	753,219
WestRock Co.	82,057	3,081,240
		262,770,002

Media & Entertainment 8.9%
Activision Blizzard, Inc.	244,284	18,499,627
Alphabet, Inc., Class A *	95,124	153,730,848
Alphabet, Inc., Class C *	92,947	150,668,017
Altice USA, Inc., Class A *	104,931	2,827,890
Cable One, Inc.	1,720	2,978,799
Security	Number of Shares	Value ($)
Charter Communications, Inc., Class A *	47,359	28,596,311
Cinemark Holdings, Inc.	35,543	291,097
Comcast Corp., Class A	1,443,215	60,961,402
Discovery, Inc., Class A *	49,998	1,011,960
Discovery, Inc., Class C *	98,284	1,800,563
DISH Network Corp., Class A *	78,313	1,996,198
Electronic Arts, Inc. *	91,236	10,932,810
Facebook, Inc., Class A *	761,135	200,262,230
Fox Corp., Class A	108,529	2,878,189
Fox Corp., Class B	49,962	1,306,007
IAC/InterActiveCorp *	25,245	3,047,576
Liberty Broadband Corp., Class C *	48,548	6,879,737
Liberty Media Corp. - Liberty Formula One, Class C *	64,398	2,326,700
Liberty Media Corp. - Liberty SiriusXM, Class A *	26,933	931,074
Liberty Media Corp. - Liberty SiriusXM, Class C *	55,266	1,912,204
Live Nation Entertainment, Inc. *	45,118	2,201,758
Madison Square Garden Entertainment Corp. *	5,575	362,375
Madison Square Garden Sports Corp. *	5,575	789,643
Match Group, Inc. *	82,083	9,585,653
Netflix, Inc. *	139,603	66,414,731
News Corp., Class A	122,428	1,607,480
Nexstar Media Group, Inc., Class A	14,428	1,188,867
Omnicom Group, Inc.	68,220	3,219,984
Pinterest, Inc., Class A *	146,836	8,655,982
Roku, Inc. *	33,603	6,801,247
Sirius XM Holdings, Inc.	385,720	2,210,176
Snap, Inc., Class A *	283,164	11,153,830
Take-Two Interactive Software, Inc. *	36,258	5,617,089
TEGNA, Inc.	67,199	808,404
The Interpublic Group of Cos., Inc.	123,711	2,237,932
The New York Times Co., Class A	45,865	1,819,006
The Walt Disney Co.	571,960	69,350,150
TripAdvisor, Inc.	29,692	567,414
Twitter, Inc. *	250,011	10,340,455
ViacomCBS, Inc., Class B	178,916	5,111,630
Zillow Group, Inc., Class C *	45,405	4,023,791
Zynga, Inc., Class A *	317,500	2,854,325
		870,761,161

Pharmaceuticals, Biotechnology & Life Sciences 7.3%
AbbVie, Inc.	558,288	47,510,309
ACADIA Pharmaceuticals, Inc. *	36,819	1,710,243
Agilent Technologies, Inc.	97,872	9,991,752
Alexion Pharmaceuticals, Inc. *	69,557	8,008,793
Allakos, Inc. *	9,871	939,028
Alnylam Pharmaceuticals, Inc. *	36,806	4,526,034
Amgen, Inc.	185,316	40,202,453
Arrowhead Pharmaceuticals, Inc. *	32,794	1,879,096
Avantor, Inc. *	140,658	3,273,112
Bio-Rad Laboratories, Inc., Class A *	6,756	3,961,854
Bio-Techne Corp.	12,141	3,064,510
Biogen, Inc. *	50,040	12,613,583
BioMarin Pharmaceutical, Inc. *	57,489	4,278,906
Bluebird Bio, Inc. *	20,807	1,075,930
Blueprint Medicines Corp. *	17,644	1,804,628
Bridgebio Pharma, Inc. *	24,480	939,542
Bristol-Myers Squibb Co.	713,400	41,698,230
Bruker Corp.	32,088	1,365,024
Catalent, Inc. *	51,980	4,562,285
Charles River Laboratories International, Inc. *	15,740	3,583,998
Elanco Animal Health, Inc. *	103,863	3,220,792

10
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Eli Lilly & Co.	251,339	32,789,686
Exact Sciences Corp. *	47,665	5,902,357
Exelixis, Inc. *	97,532	1,997,455
FibroGen, Inc. *	26,417	1,013,884
Gilead Sciences, Inc.	396,707	23,068,512
Global Blood Therapeutics, Inc. *	19,722	1,042,899
Horizon Therapeutics plc *	67,100	5,027,803
Illumina, Inc. *	46,174	13,515,130
Incyte Corp. *	59,008	5,112,453
Intercept Pharmaceuticals, Inc. *	8,455	234,964
Ionis Pharmaceuticals, Inc. *	44,379	2,083,594
IQVIA Holdings, Inc. *	60,399	9,300,842
Jazz Pharmaceuticals plc *	17,564	2,530,972
Johnson & Johnson	833,519	114,283,790
Merck & Co., Inc.	800,788	60,227,266
Mettler-Toledo International, Inc. *	7,609	7,593,097
Mirati Therapeutics, Inc. *	13,815	2,999,789
Moderna, Inc. *	95,157	6,420,243
Mylan N.V. *	163,169	2,372,477
Nektar Therapeutics *	57,684	913,715
Neurocrine Biosciences, Inc. *	29,544	2,915,106
PerkinElmer, Inc.	35,524	4,602,134
Perrigo Co., plc	42,931	1,883,383
Pfizer, Inc.	1,759,131	62,413,968
PRA Health Sciences, Inc. *	20,116	1,960,103
Reata Pharmaceuticals, Inc., Class A *	7,625	889,914
Regeneron Pharmaceuticals, Inc. *	33,069	17,974,986
Repligen Corp. *	15,508	2,583,168
Sage Therapeutics, Inc. *	16,316	1,197,268
Sarepta Therapeutics, Inc. *	24,920	3,386,877
Seagen, Inc. *	38,652	6,447,154
Syneos Health, Inc. *	22,173	1,176,943
Thermo Fisher Scientific, Inc.	125,264	59,264,904
United Therapeutics Corp. *	14,140	1,898,012
Vertex Pharmaceuticals, Inc. *	82,268	17,141,360
Waters Corp. *	19,554	4,357,022
Zoetis, Inc.	150,372	23,841,481
		712,574,813

Real Estate 3.1%
Alexandria Real Estate Equities, Inc.	37,224	5,640,180
American Campus Communities, Inc.	43,312	1,622,467
American Homes 4 Rent, Class A	84,697	2,394,384
American Tower Corp.	140,418	32,246,994
Americold Realty Trust	64,655	2,342,451
Apartment Investment & Management Co., Class A	46,779	1,492,250
AvalonBay Communities, Inc.	44,674	6,215,494
Boston Properties, Inc.	44,983	3,257,219
Brixmor Property Group, Inc.	93,129	1,020,694
Camden Property Trust	30,956	2,855,381
CBRE Group, Inc., Class A *	106,502	5,367,701
CoreSite Realty Corp.	13,509	1,612,434
Cousins Properties, Inc.	47,237	1,203,599
Crown Castle International Corp.	132,845	20,750,389
CubeSmart	61,264	2,078,687
CyrusOne, Inc.	37,106	2,636,381
Digital Realty Trust, Inc.	85,023	12,268,819
Douglas Emmett, Inc.	52,267	1,233,501
Duke Realty Corp.	117,396	4,459,874
EastGroup Properties, Inc.	12,263	1,631,960
EPR Properties	23,118	551,133
Equinix, Inc.	28,033	20,498,851
Equity Commonwealth	39,015	1,030,776
Equity LifeStyle Properties, Inc.	53,806	3,184,777
Equity Residential	108,722	5,107,760
Essex Property Trust, Inc.	20,652	4,225,193
Security	Number of Shares	Value ($)
Extra Space Storage, Inc.	40,937	4,746,645
Federal Realty Investment Trust	21,888	1,505,457
First Industrial Realty Trust, Inc.	40,218	1,601,079
Gaming & Leisure Properties, Inc.	64,973	2,361,768
Healthcare Realty Trust, Inc.	43,342	1,204,908
Healthcare Trust of America, Inc., Class A	68,778	1,671,305
Healthpeak Properties, Inc.	169,704	4,576,917
Highwoods Properties, Inc.	33,502	997,354
Host Hotels & Resorts, Inc.	223,895	2,346,420
Hudson Pacific Properties, Inc.	48,073	925,886
Invitation Homes, Inc.	177,946	4,850,808
Iron Mountain, Inc.	91,794	2,392,152
JBG SMITH Properties	35,798	835,883
Jones Lang LaSalle, Inc.	16,248	1,833,749
Kilroy Realty Corp.	33,333	1,569,318
Kimco Realty Corp.	136,430	1,399,772
Lamar Advertising Co., Class A	27,198	1,685,188
Life Storage, Inc.	14,679	1,675,608
Medical Properties Trust, Inc.	167,819	2,990,535
Mid-America Apartment Communities, Inc.	36,045	4,203,928
National Retail Properties, Inc.	55,089	1,763,399
Omega Healthcare Investors, Inc.	71,565	2,061,788
Outfront Media, Inc.	47,093	617,389
Park Hotels & Resorts, Inc.	75,179	746,527
Prologis, Inc.	233,814	23,194,349
PS Business Parks, Inc.	6,312	719,757
Public Storage	48,144	11,028,346
Rayonier, Inc.	42,941	1,089,843
Realty Income Corp.	109,324	6,325,487
Regency Centers Corp.	50,129	1,784,091
Rexford Industrial Realty, Inc.	38,623	1,794,425
Ryman Hospitality Properties, Inc.	16,822	670,357
Sabra Health Care REIT, Inc.	65,318	859,585
SBA Communications Corp.	35,354	10,265,741
Service Properties Trust	53,012	382,216
Simon Property Group, Inc.	97,081	6,097,658
SL Green Realty Corp.	23,303	997,601
Spirit Realty Capital, Inc.	31,799	955,560
STAG Industrial, Inc.	47,151	1,467,339
STORE Capital Corp.	72,126	1,853,638
Sun Communities, Inc.	31,092	4,279,192
The Howard Hughes Corp. *	14,258	886,705
UDR, Inc.	93,891	2,933,155
Ventas, Inc.	118,409	4,673,603
VEREIT, Inc.	342,163	2,121,411
VICI Properties, Inc.	169,399	3,887,707
Vornado Realty Trust	48,724	1,497,288
Weingarten Realty Investors	38,809	615,511
Welltower, Inc.	132,434	7,120,976
Weyerhaeuser Co.	236,851	6,463,664
WP Carey, Inc.	55,020	3,444,802
		304,903,139

Retailing 7.6%
Aaron's Holdings Co., Inc.	21,156	1,105,613
Advance Auto Parts, Inc.	21,743	3,202,309
Amazon.com, Inc. *	134,781	409,215,333
AutoNation, Inc. *	18,063	1,024,714
AutoZone, Inc. *	7,414	8,370,258
Best Buy Co., Inc.	72,671	8,106,450
Booking Holdings, Inc. *	12,964	21,034,090
Burlington Stores, Inc. *	20,851	4,036,337
CarMax, Inc. *	51,773	4,475,258
Carvana Co. *	17,616	3,265,126
Dollar General Corp.	78,792	16,444,678
Dollar Tree, Inc. *	75,085	6,781,677

11
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
eBay, Inc.	210,073	10,005,777
Etsy, Inc. *	37,695	4,583,335
Expedia Group, Inc.	43,193	4,066,621
Five Below, Inc. *	17,649	2,353,318
Floor & Decor Holdings, Inc., Class A *	32,956	2,405,788
Foot Locker, Inc.	33,076	1,219,843
Genuine Parts Co.	45,585	4,122,252
GrubHub, Inc. *	29,121	2,153,789
Kohl's Corp.	50,983	1,085,428
L Brands, Inc.	73,986	2,368,292
LKQ Corp. *	88,944	2,845,319
Lowe's Cos., Inc.	239,351	37,841,393
Macy's, Inc. (b)	101,576	630,787
Nordstrom, Inc. (b)	34,533	417,849
O'Reilly Automotive, Inc. *	23,394	10,213,820
Penske Automotive Group, Inc.	9,959	509,502
Pool Corp.	12,728	4,452,636
RH *	4,901	1,642,962
Ross Stores, Inc.	112,409	9,573,875
Target Corp.	158,541	24,133,111
The Gap, Inc.	65,314	1,270,357
The Home Depot, Inc.	340,886	90,917,705
The TJX Cos., Inc.	379,593	19,283,324
Tiffany & Co.	34,281	4,485,326
Tractor Supply Co.	36,695	4,888,141
Ulta Beauty, Inc. *	17,726	3,665,205
Wayfair, Inc., Class A *	21,745	5,393,412
Williams-Sonoma, Inc.	24,767	2,258,998
		745,850,008

Semiconductors & Semiconductor Equipment 4.8%
Advanced Micro Devices, Inc. *	371,615	27,978,893
Analog Devices, Inc.	116,804	13,844,778
Applied Materials, Inc.	288,952	17,114,627
Broadcom, Inc.	127,339	44,521,535
Cirrus Logic, Inc. *	18,195	1,253,090
CMC Materials, Inc.	9,158	1,302,176
Cree, Inc. *	34,434	2,190,002
Enphase Energy, Inc. *	39,986	3,922,227
Entegris, Inc.	42,757	3,196,941
First Solar, Inc. *	26,901	2,341,598
Inphi Corp. *	16,488	2,304,363
Intel Corp.	1,346,773	59,635,108
KLA Corp.	49,332	9,727,284
Lam Research Corp.	46,063	15,757,231
Marvell Technology Group Ltd.	211,109	7,918,699
Maxim Integrated Products, Inc.	84,736	5,901,862
Microchip Technology, Inc.	80,112	8,418,169
Micron Technology, Inc. *	351,569	17,697,983
MKS Instruments, Inc.	17,285	1,873,521
Monolithic Power Systems, Inc.	13,402	4,283,279
NVIDIA Corp.	195,304	97,917,613
ON Semiconductor Corp. *	130,217	3,267,145
Qorvo, Inc. *	36,255	4,617,437
QUALCOMM, Inc.	357,239	44,069,003
Silicon Laboratories, Inc. *	13,748	1,408,620
Skyworks Solutions, Inc.	53,008	7,489,500
SolarEdge Technologies, Inc. *	15,794	4,069,956
Teradyne, Inc.	52,334	4,597,542
Texas Instruments, Inc.	290,272	41,970,429
Universal Display Corp.	13,494	2,675,995
Xilinx, Inc.	77,149	9,156,815
		472,423,421

Security	Number of Shares	Value ($)
Software & Services 15.1%
Accenture plc, Class A	201,511	43,709,751
ACI Worldwide, Inc. *	35,928	1,048,020
Adobe, Inc. *	151,856	67,894,818
Akamai Technologies, Inc. *	51,608	4,908,953
Alliance Data Systems Corp.	15,170	781,862
Alteryx, Inc., Class A *	16,988	2,129,446
Amdocs Ltd.	41,729	2,352,681
Anaplan, Inc. *	43,663	2,416,747
ANSYS, Inc. *	27,223	8,285,864
Aspen Technology, Inc. *	21,428	2,353,009
Autodesk, Inc. *	69,378	16,341,294
Automatic Data Processing, Inc.	136,097	21,497,882
Avalara, Inc. *	26,497	3,949,378
Black Knight, Inc. *	49,847	4,384,044
Blackbaud, Inc.	15,760	777,598
Booz Allen Hamilton Holding Corp.	43,268	3,396,538
Broadridge Financial Solutions, Inc.	36,331	4,999,146
CACI International, Inc., Class A *	7,901	1,647,595
Cadence Design Systems, Inc. *	88,471	9,676,073
CDK Global, Inc.	38,448	1,657,109
Ceridian HCM Holding, Inc. *	41,203	3,552,523
Citrix Systems, Inc.	39,203	4,440,524
Cognizant Technology Solutions Corp., Class A	171,382	12,240,102
Cornerstone OnDemand, Inc. *	19,256	731,535
Coupa Software, Inc. *	21,218	5,680,059
DocuSign, Inc. *	57,998	11,730,095
Dropbox, Inc., Class A *	93,188	1,701,613
DXC Technology Co.	81,117	1,494,175
Dynatrace, Inc. *	57,660	2,035,975
Elastic N.V. *	18,955	1,922,226
Envestnet, Inc. *	17,203	1,320,158
EPAM Systems, Inc. *	17,684	5,463,472
Euronet Worldwide, Inc. *	16,622	1,476,698
Fair Isaac Corp. *	9,109	3,565,718
Fidelity National Information Services, Inc.	196,239	24,449,417
FireEye, Inc. *	71,497	989,518
Fiserv, Inc. *	175,861	16,789,450
Five9, Inc. *	20,744	3,147,280
FleetCor Technologies, Inc. *	26,679	5,893,658
Fortinet, Inc. *	42,536	4,694,698
Gartner, Inc. *	28,336	3,403,154
Genpact Ltd.	56,365	1,937,265
Global Payments, Inc.	94,659	14,931,511
GoDaddy, Inc., Class A *	52,805	3,735,426
Guidewire Software, Inc. *	26,405	2,537,784
HubSpot, Inc. *	13,594	3,943,212
International Business Machines Corp.	282,030	31,491,470
Intuit, Inc.	82,906	26,088,860
j2 Global, Inc. *	14,100	957,108
Jack Henry & Associates, Inc.	24,267	3,597,583
KBR, Inc.	44,451	990,813
Leidos Holdings, Inc.	42,201	3,502,683
Manhattan Associates, Inc. *	20,211	1,728,040
Mastercard, Inc., Class A	279,643	80,716,155
MAXIMUS, Inc.	19,049	1,287,331
Medallia, Inc. *	24,668	701,805
Microsoft Corp.	2,395,688	485,054,949
MongoDB, Inc. *	16,047	3,666,258
New Relic, Inc. *	16,436	997,008
NortonLifeLock, Inc.	187,559	3,858,089
Nuance Communications, Inc. *	89,493	2,855,722
Nutanix, Inc., Class A *	58,585	1,425,959
Okta, Inc. *	36,821	7,726,150
Oracle Corp.	612,325	34,357,556
Palo Alto Networks, Inc. *	30,613	6,771,289

12
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Paychex, Inc.	101,697	8,364,578
Paycom Software, Inc. *	15,439	5,621,185
Paylocity Holding Corp. *	11,793	2,187,837
PayPal Holdings, Inc. *	371,402	69,129,054
Pegasystems, Inc.	12,324	1,428,105
Perspecta, Inc.	42,238	757,327
Proofpoint, Inc. *	18,290	1,751,085
PTC, Inc. *	33,087	2,775,338
Q2 Holdings, Inc. *	15,976	1,457,650
RealPage, Inc. *	28,139	1,567,061
RingCentral, Inc., Class A *	24,758	6,395,982
Sabre Corp.	100,165	653,076
salesforce.com, Inc. *	288,062	66,908,161
Science Applications International Corp.	18,491	1,412,158
ServiceNow, Inc. *	60,714	30,209,465
Slack Technologies, Inc., Class A *	137,291	3,511,904
Smartsheet, Inc., Class A *	35,609	1,775,109
SolarWinds Corp. *	21,428	437,774
Splunk, Inc. *	50,172	9,936,063
Square, Inc., Class A *	117,468	18,193,444
SS&C Technologies Holdings, Inc.	71,258	4,219,899
Synopsys, Inc. *	48,158	10,299,070
The Trade Desk, Inc., Class A *	13,160	7,454,482
The Western Union Co.	130,425	2,535,462
Twilio, Inc., Class A *	43,432	12,116,225
Tyler Technologies, Inc. *	12,690	4,877,782
Verint Systems, Inc. *	20,699	1,004,315
VeriSign, Inc. *	32,082	6,118,037
Visa, Inc., Class A	533,770	96,991,347
VMware, Inc., Class A *	25,412	3,271,287
WEX, Inc. *	14,080	1,781,824
Workday, Inc., Class A *	54,973	11,550,927
Zendesk, Inc. *	36,644	4,065,285
Zoom Video Communications, Inc., Class A *	57,644	26,568,696
Zscaler, Inc. *	22,779	3,092,249
		1,476,209,125

Technology Hardware & Equipment 7.4%
Amphenol Corp., Class A	94,660	10,681,434
Apple Inc.	5,089,294	554,020,545
Arista Networks, Inc. *	17,318	3,617,730
Arrow Electronics, Inc. *	24,708	1,924,506
Avnet, Inc.	31,369	773,873
CDW Corp.	45,098	5,529,015
Ciena Corp. *	49,095	1,933,852
Cisco Systems, Inc.	1,340,750	48,132,925
Cognex Corp.	54,848	3,614,483
Coherent, Inc. *	7,508	939,551
Corning, Inc.	241,553	7,722,449
Dell Technologies, Inc., Class C *	74,413	4,484,127
Dolby Laboratories, Inc., Class A	20,059	1,506,030
F5 Networks, Inc. *	19,275	2,562,419
FLIR Systems, Inc.	41,162	1,427,910
Hewlett Packard Enterprise Co.	409,322	3,536,542
HP, Inc.	435,818	7,827,291
IPG Photonics Corp. *	11,245	2,091,120
Jabil, Inc.	42,423	1,405,898
Juniper Networks, Inc.	105,316	2,076,832
Keysight Technologies, Inc. *	59,283	6,217,008
Littelfuse, Inc.	7,651	1,514,439
Lumentum Holdings, Inc. *	23,878	1,974,472
Motorola Solutions, Inc.	53,880	8,516,273
National Instruments Corp.	41,806	1,307,692
NCR Corp. *	39,377	800,141
NetApp, Inc.	70,166	3,079,586
Pure Storage, Inc., Class A *	75,781	1,220,074
Security	Number of Shares	Value ($)
Seagate Technology plc	70,831	3,387,138
SYNNEX Corp.	12,922	1,701,052
TE Connectivity Ltd.	104,295	10,104,100
Trimble, Inc. *	78,699	3,787,783
Ubiquiti, Inc.	2,431	451,218
ViaSat, Inc. *	20,397	691,458
Vontier Corp. *	42,788	1,229,727
Western Digital Corp.	95,357	3,597,820
Xerox Holdings Corp.	57,157	993,389
Zebra Technologies Corp., Class A *	16,833	4,774,512
		721,156,414

Telecommunication Services 1.7%
AT&T, Inc.	2,256,030	60,957,931
CenturyLink, Inc.	309,843	2,670,847
GCI Liberty, Inc., Class A *	32,171	2,613,250
Liberty Global plc, Class A *	45,207	858,029
Liberty Global plc, Class C *	117,716	2,196,580
T-Mobile US, Inc. *	184,116	20,173,590
Verizon Communications, Inc.	1,310,336	74,676,049
		164,146,276

Transportation 2.0%
Alaska Air Group, Inc.	39,246	1,487,031
AMERCO	2,866	994,961
American Airlines Group, Inc. (b)	161,113	1,817,355
C.H. Robinson Worldwide, Inc.	42,368	3,746,602
CSX Corp.	242,110	19,112,163
Delta Air Lines, Inc.	202,378	6,200,862
Expeditors International of Washington, Inc.	53,214	4,702,521
FedEx Corp.	76,302	19,798,080
JB Hunt Transport Services, Inc.	26,460	3,221,240
JetBlue Airways Corp. *	85,989	1,029,288
Kansas City Southern	29,941	5,273,808
Kirby Corp. *	19,086	734,620
Knight-Swift Transportation Holdings, Inc.	39,988	1,519,144
Landstar System, Inc.	12,004	1,496,899
Lyft, Inc., Class A *	77,028	1,758,549
Macquarie Infrastructure Corp.	23,211	598,844
Norfolk Southern Corp.	80,707	16,877,448
Old Dominion Freight Line, Inc.	30,530	5,811,996
Southwest Airlines Co.	187,145	7,397,842
Uber Technologies, Inc. *	437,902	14,630,306
Union Pacific Corp.	214,949	38,086,813
United Airlines Holdings, Inc. *	92,357	3,127,208
United Parcel Service, Inc., Class B	223,889	35,175,201
XPO Logistics, Inc. *	28,913	2,602,170
		197,200,951

Utilities 3.1%
ALLETE, Inc.	16,211	836,163
Alliant Energy Corp.	78,707	4,350,923
Ameren Corp.	78,428	6,362,079
American Electric Power Co., Inc.	156,917	14,111,546
American Water Works Co., Inc.	57,495	8,653,572
Atmos Energy Corp.	39,106	3,584,847
Avangrid, Inc.	17,935	884,913
Black Hills Corp.	20,082	1,137,846
CenterPoint Energy, Inc.	171,179	3,617,012
CMS Energy Corp.	90,870	5,754,797
Consolidated Edison, Inc.	106,063	8,324,885
Dominion Energy, Inc.	265,943	21,365,861
DTE Energy Co.	61,141	7,546,022
Duke Energy Corp.	232,808	21,443,945

13
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Edison International	120,050	6,727,602
Entergy Corp.	63,563	6,433,847
Essential Utilities, Inc.	70,907	2,921,368
Evergy, Inc.	71,536	3,948,787
Eversource Energy	108,747	9,490,351
Exelon Corp.	308,063	12,288,633
FirstEnergy Corp.	171,794	5,105,718
Hawaiian Electric Industries, Inc.	33,881	1,119,428
IDACORP, Inc.	15,808	1,386,836
MDU Resources Group, Inc.	63,052	1,498,116
National Fuel Gas Co.	28,128	1,123,995
New Jersey Resources Corp.	29,815	870,002
NextEra Energy, Inc.	621,177	45,476,368
NiSource, Inc.	121,755	2,796,712
NRG Energy, Inc.	77,343	2,445,586
OGE Energy Corp.	62,911	1,935,771
ONE Gas, Inc.	17,040	1,176,442
Ormat Technologies, Inc.	12,665	897,569
Pinnacle West Capital Corp.	35,484	2,894,430
PNM Resources, Inc.	24,794	1,239,700
Portland General Electric Co.	27,734	1,089,946
PPL Corp.	243,998	6,709,945
Public Service Enterprise Group, Inc.	160,496	9,332,842
Sempra Energy	91,403	11,458,280
Southwest Gas Holdings, Inc.	17,725	1,164,887
Spire, Inc.	16,296	913,228
The AES Corp.	211,098	4,116,411
The Southern Co.	334,283	19,204,558
UGI Corp.	66,381	2,146,762
Vistra Corp.	155,162	2,695,164
WEC Energy Group, Inc.	99,593	10,014,076
Xcel Energy, Inc.	166,002	11,625,120
		300,222,891
Total Common Stock
(Cost $2,535,785,297)		9,736,264,912

Other Investment Companies 0.3% of net assets

Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)	26,263,404	26,263,404

Securities Lending Collateral 0.1%
Wells Fargo Government Money Market Fund, Select Class 0.04% (c)	5,820,600	5,820,600
Total Other Investment Companies
(Cost $32,084,004)		32,084,004

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/18/20	208	33,952,880	(1,323,653)
*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $5,675,853.
(c)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

14
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 1.5%
Adient plc *	182,832	3,879,695
American Axle & Manufacturing Holdings, Inc. *	233,654	1,570,155
Cooper Tire & Rubber Co.	104,793	3,603,831
Cooper-Standard Holdings, Inc. *	35,166	551,755
Dana, Inc.	300,800	4,208,192
Dorman Products, Inc. *	55,134	4,921,812
Fox Factory Holding Corp. *	85,697	7,205,404
Gentherm, Inc. *	67,626	3,130,408
LCI Industries	51,056	5,598,801
Modine Manufacturing Co. *	101,943	652,435
Motorcar Parts of America, Inc. *	39,022	574,794
Patrick Industries, Inc.	46,415	2,587,636
Standard Motor Products, Inc.	43,843	2,008,009
Stoneridge, Inc. *	54,035	1,233,619
Tenneco, Inc., Class A *	105,340	908,031
The Goodyear Tire & Rubber Co.	477,853	3,956,623
Visteon Corp. *	57,345	5,140,979
Winnebago Industries, Inc.	64,755	3,040,247
Workhorse Group, Inc. *(a)	195,294	3,003,622
XPEL, Inc. *	34,371	851,713
		58,627,761

Banks 9.8%
1st Constitution Bancorp	18,970	247,369
1st Source Corp.	34,125	1,142,846
ACNB Corp.	17,276	360,550
Allegiance Bancshares, Inc.	39,252	1,110,832
Altabancorp	33,024	718,932
Amalgamated Bank, Class A	27,454	304,739
Amerant Bancorp, Inc. *	47,300	476,311
American National Bankshares, Inc.	21,808	497,222
Ameris Bancorp	137,877	4,039,796
Ames National Corp.	17,716	341,919
Arrow Financial Corp.	27,585	755,001
Atlantic Capital Bancshares, Inc. *	43,337	601,518
Atlantic Union Bankshares Corp.	160,892	4,068,959
Auburn National Bancorp, Inc. (a)	5,043	187,398
Axos Financial, Inc. *	120,151	3,275,316
Banc of California, Inc.	92,687	1,112,244
BancFirst Corp.	39,041	1,735,372
BancorpSouth Bank	204,822	4,794,883
Bank First Corp. (a)	12,894	825,345
Bank of Commerce Holdings	33,703	269,961
Bank of Marin Bancorp	27,339	823,997
Bank7 Corp.	6,103	55,354
BankFinancial Corp.	26,820	197,127
BankUnited, Inc.	189,745	4,791,061
Bankwell Financial Group, Inc.	14,019	231,314
Banner Corp.	72,258	2,664,152
Bar Harbor Bankshares	31,034	633,714
Baycom Corp. *	23,484	260,672
BCB Bancorp, Inc.	29,330	266,610
Berkshire Hills Bancorp, Inc.	92,228	1,201,731
Bogota Financial Corp. *	12,447	98,331
Security	Number of Shares	Value ($)
Boston Private Financial Holdings, Inc.	169,562	1,047,893
Bridge Bancorp, Inc.	34,668	677,413
Bridgewater Bancshares, Inc. *	45,051	500,517
Brookline Bancorp, Inc.	161,193	1,544,229
Bryn Mawr Bank Corp.	40,965	1,100,320
Business First Bancshares, Inc.	39,888	662,540
Byline Bancorp, Inc.	50,388	662,098
C&F Financial Corp.	7,223	224,996
Cadence BanCorp	256,361	2,876,370
California Bancorp, Inc. *	16,339	223,027
Cambridge Bancorp	13,383	830,950
Camden National Corp.	30,476	974,318
Capital Bancorp, Inc. *	16,145	169,845
Capital City Bank Group, Inc.	28,242	601,837
Capitol Federal Financial, Inc.	273,629	3,141,261
Capstar Financial Holdings, Inc.	32,622	338,943
Carter Bank & Trust	48,178	334,837
Cathay General Bancorp	156,963	3,693,339
CB Financial Services, Inc.	10,651	208,866
CBTX, Inc.	36,685	693,346
Central Pacific Financial Corp.	57,062	785,744
Central Valley Community Bancorp	22,606	291,617
Century Bancorp, Inc., Class A	5,671	405,873
Chemung Financial Corp.	7,551	257,338
ChoiceOne Financial Services, Inc.	14,717	423,261
CIT Group, Inc.	205,085	6,039,753
Citizens & Northern Corp.	27,578	467,171
Citizens Holdings Co.	10,094	219,040
City Holding Co.	32,795	1,981,802
Civista Bancshares, Inc.	32,544	464,077
CNB Financial Corp.	30,654	556,064
Coastal Financial Corp. *	18,242	271,076
Codorus Valley Bancorp, Inc.	20,002	269,227
Colony Bankcorp, Inc.	15,137	189,667
Columbia Banking System, Inc.	148,477	4,218,232
Columbia Financial, Inc. *	102,169	1,245,440
Community Bank System, Inc.	109,448	6,346,890
Community Bankers Trust Corp.	46,562	254,229
Community Trust Bancorp, Inc.	32,111	1,021,772
ConnectOne Bancorp, Inc.	77,019	1,188,403
County Bancorp, Inc.	9,765	180,653
CrossFirst Bankshares, Inc. *	99,207	828,378
Customers Bancorp, Inc. *	60,269	832,918
CVB Financial Corp.	267,642	4,683,735
Dime Community Bancshares, Inc.	58,809	743,934
Eagle Bancorp Montana, Inc.	12,502	240,789
Eagle Bancorp, Inc.	66,525	1,990,428
Enterprise Bancorp, Inc.	19,005	429,703
Enterprise Financial Services Corp.	50,003	1,455,587
Equity Bancshares, Inc., Class A *	30,085	552,962
Esquire Financial Holdings, Inc. *	13,342	208,002
ESSA Bancorp, Inc.	18,811	239,088
Essent Group Ltd.	228,604	9,109,869
Evans Bancorp, Inc.	10,141	231,316
Farmers & Merchants Bancorp, Inc.	20,928	419,816
Farmers National Banc Corp.	53,908	628,028
FB Financial Corp.	64,696	1,908,532
Federal Agricultural Mortgage Corp., Class C	18,884	1,219,718
Fidelity D&D Bancorp, Inc. (a)	8,069	384,569

15
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Financial Institutions, Inc.	33,286	590,161
First BanCorp	447,445	2,903,918
First BanCorp (North Carolina)	59,631	1,436,511
First Bank	32,778	245,507
First Busey Corp.	104,797	1,885,298
First Business Financial Services, Inc.	16,377	280,866
First Capital, Inc. (a)	6,736	406,248
First Choice Bancorp	20,756	292,244
First Commonwealth Financial Corp.	202,873	1,748,765
First Community Bankshares, Inc.	36,450	691,821
First Community Corp.	14,112	200,532
First Financial Bancorp	201,610	2,883,023
First Financial Bankshares, Inc.	267,743	7,981,419
First Financial Corp.	27,850	966,952
First Foundation, Inc.	81,974	1,218,953
First Guaranty Bancshares, Inc.	7,821	113,796
First Internet Bancorp	20,162	433,886
First Interstate BancSystem, Inc., Class A	86,580	3,056,274
First Merchants Corp.	112,211	2,929,829
First Mid Bancshares, Inc.	30,664	851,233
First Midwest Bancorp, Inc.	237,001	2,974,363
First Northwest Bancorp	17,287	203,122
First Savings Financial Group, Inc.	4,032	217,930
First United Corp.	14,491	172,733
First Western Financial, Inc. *	13,490	191,558
Flagstar Bancorp, Inc.	88,563	2,599,324
Flushing Financial Corp.	56,700	725,193
FNCB Bancorp, Inc.	34,833	191,582
Franklin Financial Services Corp.	8,719	191,818
FS Bancorp, Inc.	7,930	367,238
Fulton Financial Corp.	330,105	3,627,854
FVCBankcorp, Inc. *	25,088	309,586
German American Bancorp, Inc.	51,217	1,545,217
Glacier Bancorp, Inc.	198,588	7,109,450
Great Southern Bancorp, Inc.	22,790	933,250
Great Western Bancorp, Inc.	115,022	1,494,136
Greene County Bancorp, Inc.	6,540	147,477
Guaranty Bancshares, Inc.	14,277	412,605
Hancock Whitney Corp.	179,307	4,100,751
Hanmi Financial Corp.	63,463	570,532
HarborOne Bancorp, Inc. *	109,783	1,031,960
Hawthorn Bancshares, Inc.	12,308	233,360
HBT Financial, Inc.	19,438	239,865
Heartland Financial USA, Inc.	72,218	2,378,861
Heritage Commerce Corp.	120,935	876,779
Heritage Financial Corp.	74,885	1,569,590
Hilltop Holdings, Inc.	149,809	3,417,143
Home Bancorp, Inc.	16,167	408,055
Home BancShares, Inc.	316,572	5,255,095
HomeStreet, Inc.	46,222	1,436,118
HomeTrust Bancshares, Inc.	32,882	525,126
Hope Bancorp, Inc.	244,021	1,969,249
Horizon Bancorp, Inc.	88,576	1,098,342
Howard Bancorp, Inc. *	27,049	274,006
Independent Bank Corp.	68,005	3,896,006
Independent Bank Corp., Michigan	43,511	651,360
Independent Bank Group, Inc.	76,540	3,947,933
International Bancshares Corp.	110,250	3,051,720
Investar Holding Corp.	20,506	285,854
Investors Bancorp, Inc.	476,938	4,034,895
Kearny Financial Corp.	166,279	1,396,744
Lakeland Bancorp, Inc.	101,201	1,126,367
Lakeland Financial Corp.	51,125	2,614,021
Landmark Bancorp, Inc.	8,116	190,320
LCNB Corp.	24,669	339,445
Level One Bancorp, Inc.	11,014	173,471
Limestone Bancorp, Inc. *	10,875	115,275
Live Oak Bancshares, Inc.	58,300	2,173,424
Security	Number of Shares	Value ($)
Luther Burbank Corp.	37,727	355,766
Macatawa Bank Corp.	54,308	390,475
Mackinac Financial Corp.	19,127	189,931
MainStreet Bancshares, Inc. *	14,347	213,914
Mercantile Bank Corp.	32,828	717,620
Merchants Bancorp	18,168	392,065
Meridian Bancorp, Inc.	97,151	1,209,530
Meridian Corp.	11,580	203,576
Meta Financial Group, Inc.	69,231	2,031,238
Metrocity Bankshares, Inc. (a)	35,793	500,028
Metropolitan Bank Holding Corp. *	14,222	425,949
Mid Penn Bancorp, Inc.	14,734	288,050
Middlefield Banc Corp.	11,877	226,613
Midland States Bancorp, Inc.	44,464	662,514
MidWestOne Financial Group, Inc.	30,468	613,930
MMA Capital Holdings, Inc. *	9,350	234,498
Mr Cooper Group, Inc. *	158,166	3,334,139
MVB Financial Corp.	20,696	330,101
National Bank Holdings Corp., Class A	61,205	1,845,331
National Bankshares, Inc.	13,300	361,494
NBT Bancorp, Inc.	88,442	2,421,542
Nicolet Bankshares, Inc. *	19,415	1,197,905
NMI Holdings, Inc., Class A *	170,796	3,670,406
Northeast Bank *	15,409	295,699
Northfield Bancorp, Inc.	98,235	998,068
Northrim BanCorp, Inc.	13,048	372,651
Northwest Bancshares, Inc.	241,639	2,578,288
Norwood Financial Corp.	12,153	278,061
Oak Valley Bancorp	14,367	199,270
OceanFirst Financial Corp.	122,916	1,840,053
Oconee Federal Financial Corp.	2,234	50,287
OFG Bancorp	105,209	1,513,958
Ohio Valley Banc Corp.	9,204	197,058
Old National Bancorp	339,421	4,745,106
Old Second Bancorp, Inc.	59,064	504,997
OP Bancorp	24,141	155,227
Origin Bancorp, Inc.	45,687	1,022,018
Orrstown Financial Services, Inc.	21,979	307,266
Pacific Premier Bancorp, Inc.	165,095	4,209,922
Park National Corp.	29,816	2,732,636
Parke Bancorp, Inc.	21,205	255,096
Partners Bancorp	21,396	107,408
PCB Bancorp	26,504	249,138
PCSB Financial Corp.	31,462	423,793
Peapack-Gladstone Financial Corp.	37,865	639,161
Penns Woods Bancorp, Inc.	14,533	300,252
PennyMac Financial Services, Inc.	87,887	4,466,417
Peoples Bancorp of North Carolina, Inc.	9,505	164,341
Peoples Bancorp, Inc.	38,379	867,365
Peoples Financial Services Corp.	14,485	519,287
Pioneer Bancorp, Inc. *	22,976	217,353
Plumas Bancorp	10,030	201,804
Ponce de Leon Federal Bank *	15,660	142,506
Preferred Bank	28,614	968,012
Premier Financial Bancorp, Inc.	26,737	334,212
Premier Financial Corp.	76,942	1,384,187
Professional Holding Corp., Class A *	23,512	320,469
Provident Bancorp, Inc.	17,972	154,919
Provident Financial Holdings, Inc.	12,133	153,604
Provident Financial Services, Inc.	149,294	2,025,920
Prudential Bancorp, Inc.	16,490	191,119
QCR Holdings, Inc.	30,616	950,014
Radian Group, Inc.	396,587	7,118,737
RBB Bancorp	34,196	436,683
Red River Bancshares, Inc.	10,103	458,777
Reliant Bancorp, Inc.	31,182	525,417
Renasant Corp.	113,217	3,227,817
Republic Bancorp, Inc., Class A	20,197	673,166

16
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Republic First Bancorp, Inc. *	89,468	199,514
Richmond Mutual BanCorp., Inc.	25,110	274,954
Riverview Bancorp, Inc.	44,326	207,889
S&T Bancorp, Inc.	80,278	1,588,702
Salisbury Bancorp, Inc.	5,473	185,206
Sandy Spring Bancorp, Inc.	95,781	2,428,048
SB Financial Group, Inc.	15,310	234,855
Seacoast Banking Corp. of Florida *	107,357	2,306,028
Security National Financial Corp., Class A *	20,464	134,858
Select Bancorp, Inc. *	31,291	233,118
ServisFirst Bancshares, Inc.	100,723	3,716,679
Shore Bancshares, Inc.	25,147	272,091
Sierra Bancorp	29,009	575,539
Silvergate Capital Corp., Class A *	31,938	714,134
Simmons First National Corp., Class A	223,771	3,801,869
SmartFinancial, Inc.	28,755	429,600
South Plains Financial, Inc.	21,727	318,301
South State Corp.	144,934	8,898,948
Southern First Bancshares, Inc. *	14,863	398,923
Southern Missouri Bancorp, Inc.	15,657	398,940
Southern National Bancorp of Virginia, Inc.	41,021	396,263
Southside Bancshares, Inc.	65,758	1,772,836
Spirit of Texas Bancshares, Inc.	27,163	345,242
Standard AVB Financial Corp.	8,321	273,095
Sterling Bancorp, Inc.	35,705	126,039
Stock Yards Bancorp, Inc.	42,524	1,625,267
Summit Financial Group, Inc.	23,583	424,730
Territorial Bancorp, Inc.	16,052	340,463
Texas Capital Bancshares, Inc. *	104,540	4,704,300
The Bancorp, Inc. *	107,004	1,027,238
The Bank of N.T. Butterfield & Son Ltd.	105,700	2,796,822
The Bank of Princeton	12,068	237,378
The Community Financial Corp.	10,327	225,645
The First BanCorp, Inc.	20,594	476,339
The First Bancshares, Inc.	42,808	1,020,543
The First of Long Island Corp.	47,280	729,530
The Hingham Institution For Savings	2,956	597,023
Timberland Bancorp, Inc.	15,866	302,247
Tompkins Financial Corp.	29,802	1,668,614
Towne Bank	139,184	2,530,365
TriCo Bancshares	54,976	1,590,456
TriState Capital Holdings, Inc. *	56,757	714,571
Triumph Bancorp, Inc. *	46,706	1,967,724
TrustCo Bank Corp.	196,825	1,081,553
Trustmark Corp.	131,024	3,064,651
UMB Financial Corp.	90,294	5,496,196
United Bankshares, Inc.	256,465	6,727,077
United Community Banks, Inc.	162,415	3,400,970
United Security Bancshares	28,174	175,242
Unity Bancorp, Inc.	15,380	215,628
Univest Financial Corp.	59,805	948,507
Valley National Bancorp	826,105	6,311,442
Veritex Holdings, Inc.	98,648	1,946,325
Walker & Dunlop, Inc.	58,409	3,672,758
Washington Federal, Inc.	156,014	3,321,538
Washington Trust Bancorp, Inc.	35,477	1,198,058
Waterstone Financial, Inc.	46,461	784,262
WesBanco, Inc.	135,525	3,291,902
West Bancorp, Inc.	33,543	556,478
Westamerica Bancorp	53,962	2,825,990
Western New England Bancorp, Inc.	47,182	271,768
WSFS Financial Corp.	104,327	3,306,123
		388,797,109

Security	Number of Shares	Value ($)
Capital Goods 10.2%
AAON, Inc.	85,026	4,966,369
AAR Corp.	69,615	1,354,708
Advanced Drainage Systems, Inc.	115,106	7,301,174
Aegion Corp. *	62,900	887,519
Aerojet Rocketdyne Holdings, Inc. *	152,067	4,930,012
Aerovironment, Inc. *	45,012	3,437,116
Alamo Group, Inc.	20,546	2,472,300
Albany International Corp., Class A	63,924	3,256,289
Allied Motion Technologies, Inc.	15,230	575,389
Alpha Pro Tech Ltd. *(a)	24,971	354,338
Alta Equipment Group, Inc. *	34,236	260,878
Altra Industrial Motion Corp.	133,559	5,710,983
Ameresco, Inc., Class A *	50,735	1,947,717
American Superconductor Corp. *	46,006	639,943
American Woodmark Corp. *	35,172	2,905,559
API Group Corp. *	289,659	4,168,193
Apogee Enterprises, Inc.	53,453	1,276,992
Applied Industrial Technologies, Inc.	80,004	4,884,244
Arcosa, Inc.	100,493	4,639,762
Argan, Inc.	30,617	1,261,114
Astec Industries, Inc.	46,663	2,370,480
Astronics Corp. *	47,820	306,048
Atkore International Group, Inc. *	98,423	2,036,372
AZZ, Inc.	54,149	1,818,865
Barnes Group, Inc.	97,123	3,564,414
Beacon Roofing Supply, Inc. *	113,520	3,485,064
Bloom Energy Corp., Class A *	184,329	2,329,919
Blue Bird Corp. *	32,112	370,572
BMC Stock Holdings, Inc. *	139,289	5,514,452
Builders FirstSource, Inc. *	239,632	7,260,850
Caesarstone Ltd.	46,935	452,923
CAI International, Inc.	34,090	898,272
Chart Industries, Inc. *	74,763	6,313,735
CIRCOR International, Inc. *	41,470	1,157,013
Columbus McKinnon Corp.	48,145	1,631,634
Comfort Systems USA, Inc.	74,300	3,402,940
Concrete Pumping Holdings, Inc. *	56,380	182,107
Construction Partners, Inc., Class A *	54,565	1,112,035
Cornerstone Building Brands, Inc. *	90,849	696,812
CSW Industrials, Inc.	28,453	2,433,585
Cubic Corp.	64,970	3,840,377
Douglas Dynamics, Inc.	46,857	1,598,292
Ducommun, Inc. *	22,270	732,683
DXP Enterprises, Inc. *	34,528	540,018
Dycom Industries, Inc. *	63,443	4,119,988
EMCOR Group, Inc.	112,715	7,686,036
Encore Wire Corp.	42,368	1,957,825
Energy Recovery, Inc. *	83,444	808,572
Enerpac Tool Group Corp.	112,655	2,008,639
EnerSys	88,107	6,308,461
EnPro Industries, Inc.	43,025	2,539,335
ESCO Technologies, Inc.	52,951	4,431,469
EVI Industries, Inc. *(a)	9,681	282,782
Evoqua Water Technologies Corp. *	189,667	4,349,064
Federal Signal Corp.	123,710	3,548,003
Fluor Corp.	292,877	3,324,154
Foundation Building Materials, Inc. *	42,827	623,561
Franklin Electric Co., Inc.	95,379	5,696,988
FuelCell Energy, Inc. *(a)	442,461	884,922
GATX Corp.	72,067	4,920,735
Gencor Industries, Inc. *	19,194	221,883
General Finance Corp. *	21,569	141,277
Gibraltar Industries, Inc. *	67,461	3,875,634
GMS, Inc. *	86,549	1,956,007
Graham Corp.	20,244	267,221
Granite Construction, Inc.	97,384	1,880,485

17
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Great Lakes Dredge & Dock Corp. *	132,029	1,363,860
Griffon Corp.	89,364	1,915,964
H&E Equipment Services, Inc.	66,574	1,400,717
HC2 Holdings, Inc. *	78,545	168,872
Helios Technologies, Inc.	64,498	2,698,596
Herc Holdings, Inc. *	50,568	2,243,196
Hillenbrand, Inc.	153,315	4,484,464
Hurco Cos., Inc.	12,654	377,595
Hyster-Yale Materials Handling, Inc.	20,577	872,465
IES Holdings, Inc. *	16,725	533,862
Insteel Industries, Inc.	38,306	833,539
JELD-WEN Holding, Inc. *	141,153	2,968,448
John Bean Technologies Corp.	64,902	5,449,821
Kadant, Inc.	23,758	2,735,021
Kaman Corp.	57,367	2,275,175
Kennametal, Inc.	172,000	5,332,000
Kratos Defense & Security Solutions, Inc. *	251,178	4,744,752
L.B. Foster Co., Class A *	21,470	291,133
Lawson Products, Inc. *	9,037	372,415
Lindsay Corp.	22,532	2,372,620
LSI Industries, Inc.	52,126	356,542
Luxfer Holdings plc	60,096	746,392
Lydall, Inc. *	35,539	703,317
Masonite International Corp. *	50,427	4,437,576
MasTec, Inc. *	117,363	5,825,899
Maxar Technologies, Inc.	126,353	3,256,117
Mayville Engineering Co., Inc. *	15,611	139,094
Meritor, Inc. *	144,192	3,509,633
Miller Industries, Inc.	23,260	696,404
Moog, Inc., Class A	61,517	3,838,046
MRC Global, Inc. *	162,892	693,920
Mueller Industries, Inc.	115,514	3,341,820
Mueller Water Products, Inc., Class A	324,029	3,356,940
MYR Group, Inc. *	33,848	1,447,002
National Presto Industries, Inc.	10,534	875,270
Navistar International Corp. *	103,319	4,454,082
Nesco Holdings, Inc. *	28,555	118,503
NN, Inc. *	85,080	456,029
Northwest Pipe Co. *	20,262	543,022
NOW, Inc. *	227,698	926,731
NV5 Global, Inc. *	22,543	1,264,211
Omega Flex, Inc.	5,965	892,961
Orion Energy Systems, Inc. *	55,521	356,445
PAE, Inc. *	122,753	972,204
Park Aerospace Corp.	39,828	421,779
Park-Ohio Holdings Corp.	18,496	365,111
Parsons Corp. *	46,864	1,477,153
PGT Innovations, Inc. *	118,518	1,965,028
Plug Power, Inc. *	706,281	9,887,934
Powell Industries, Inc.	18,864	445,756
Preformed Line Products Co.	6,158	338,875
Primoris Services Corp.	99,717	1,881,660
Proto Labs, Inc. *	55,439	6,546,237
Quanex Building Products Corp.	68,245	1,242,059
Raven Industries, Inc.	74,085	1,623,943
RBC Bearings, Inc. *	51,057	6,078,336
Resideo Technologies, Inc. *	257,567	2,596,275
REV Group, Inc.	57,309	449,876
Rexnord Corp.	252,630	8,104,370
Rush Enterprises, Inc., Class A	85,008	3,046,687
Rush Enterprises, Inc., Class B	13,777	433,287
Simpson Manufacturing Co., Inc.	90,381	8,018,602
SiteOne Landscape Supply, Inc. *	91,090	10,884,344
SPX Corp. *	88,911	3,768,937
SPX FLOW, Inc. *	87,999	3,726,758
Standex International Corp.	25,538	1,585,654
Sterling Construction Co., Inc. *	56,728	833,902
Sunrun, Inc. *	302,438	15,732,825
Security	Number of Shares	Value ($)
Systemax, Inc.	25,293	719,080
Tennant Co.	37,993	2,265,143
Terex Corp.	139,937	3,455,045
Textainer Group Holdings Ltd. *	107,310	1,551,703
The Eastern Co.	11,372	232,785
The ExOne Co. *(a)	24,224	243,451
The Gorman-Rupp Co.	36,564	1,135,312
The Greenbrier Cos., Inc.	66,987	1,807,309
The Manitowoc Co., Inc. *	70,376	529,931
The Shyft Group Inc	71,455	1,379,796
Thermon Group Holdings, Inc. *	67,389	679,955
Titan Machinery, Inc. *	39,945	598,776
TPI Composites, Inc. *	63,043	2,087,984
Transcat, Inc. *	14,206	439,107
TriMas Corp. *	89,912	2,187,559
Triton International Ltd.	125,259	4,619,552
Triumph Group, Inc.	105,591	696,901
Tutor Perini Corp. *	84,684	1,144,081
UFP Industries, Inc.	123,987	6,188,191
Ultralife Corp. *	19,577	101,017
Vectrus, Inc. *	23,757	938,877
Veritiv Corp. *	26,593	382,939
Vicor Corp. *	40,057	3,124,446
Wabash National Corp.	109,917	1,567,416
Watts Water Technologies, Inc., Class A	56,761	6,287,416
Welbilt, Inc. *	270,976	1,647,534
WESCO International, Inc. *	101,558	4,188,252
Willis Lease Finance Corp. *	6,012	127,515
WillScot Mobile Mini Holdings Corp. *	332,084	6,170,121
		407,708,359

Commercial & Professional Services 3.2%
ABM Industries, Inc.	138,832	4,820,247
Acacia Research Corp. *	99,552	313,589
ACCO Brands Corp.	191,893	1,011,276
Akerna Corp. *(a)	19,321	45,984
ASGN, Inc. *	105,503	7,034,940
Barrett Business Services, Inc.	15,705	930,521
BG Staffing, Inc.	18,724	149,230
Brady Corp., Class A	97,482	3,677,021
BrightView Holdings, Inc. *	84,685	1,035,698
Casella Waste Systems, Inc., Class A *	95,400	5,150,646
CBIZ, Inc. *	106,000	2,403,020
CECO Environmental Corp. *	64,967	459,966
Cimpress plc *	36,967	2,713,378
CompX International, Inc.	2,729	34,495
Covanta Holding Corp.	246,478	2,238,020
CRA International, Inc.	15,526	635,790
Deluxe Corp.	86,792	1,860,820
Ennis, Inc.	52,929	806,638
Exponent, Inc.	106,519	7,412,657
Forrester Research, Inc. *	22,757	840,644
Franklin Covey Co. *	25,920	438,566
GP Strategies Corp. *	26,512	255,841
Harsco Corp. *	162,523	2,096,547
Healthcare Services Group, Inc.	154,346	3,531,436
Heidrick & Struggles International, Inc.	39,486	902,255
Heritage-Crystal Clean, Inc. *	31,566	520,208
Herman Miller, Inc.	122,012	3,717,706
HNI Corp.	88,666	2,886,078
Huron Consulting Group, Inc. *	47,082	1,782,525
IBEX Ltd. *(a)	9,837	148,637
ICF International, Inc.	37,830	2,473,704
Insperity, Inc.	75,131	5,753,532
Interface, Inc.	121,174	742,797
KAR Auction Services, Inc.	267,192	3,890,315
Kelly Services, Inc., Class A	69,913	1,215,088

18
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Kforce, Inc.	41,055	1,424,608
Kimball International, Inc., Class B	74,909	771,563
Knoll, Inc.	104,108	1,193,078
Korn Ferry	116,109	3,505,331
Mastech Digital, Inc. *	8,387	131,508
Matthews International Corp., Class A	63,373	1,383,433
McGrath RentCorp	50,153	2,862,733
Mistras Group, Inc. *	37,960	141,211
Montrose Environmental Group, Inc. *	22,713	613,932
NL Industries, Inc.	18,784	77,766
PICO Holdings, Inc. *	34,905	288,664
Pitney Bowes, Inc.	360,182	1,912,566
Quad Graphics, Inc.	67,835	153,985
Red Violet, Inc. *(a)	13,948	290,118
Resources Connection, Inc.	63,135	678,070
SP Plus Corp. *	47,536	876,088
Steelcase, Inc., Class A	179,345	1,872,362
Team, Inc. *	62,364	334,271
Tetra Tech, Inc.	111,813	11,283,050
The Brink's Co.	104,001	4,454,363
TriNet Group, Inc. *	85,306	5,879,289
TrueBlue, Inc. *	74,376	1,154,316
U.S. Ecology, Inc.	65,582	2,001,563
UniFirst Corp.	31,250	5,119,062
Upwork, Inc. *	192,837	3,557,843
Viad Corp.	41,946	838,920
VSE Corp.	18,079	523,568
Willdan Group, Inc. *	21,427	560,745
		127,813,821

Consumer Durables & Apparel 3.9%
Acushnet Holdings Corp.	71,237	2,431,319
American Outdoor Brands, Inc. *	27,697	419,056
Beazer Homes USA, Inc. *	58,221	709,132
Callaway Golf Co.	193,151	2,991,909
Casper Sleep, Inc. *(a)	52,412	347,492
Cavco Industries, Inc. *	19,069	3,282,538
Century Communities, Inc. *	60,721	2,358,404
Clarus Corp.	48,216	747,830
Crocs, Inc. *	138,343	7,239,489
Deckers Outdoor Corp. *	58,061	14,710,916
Escalade, Inc.	21,424	398,701
Ethan Allen Interiors, Inc.	46,990	754,189
Fossil Group, Inc. *	96,907	553,339
G-III Apparel Group Ltd. *	91,438	1,232,584
GoPro, Inc., Class A *	268,475	1,594,741
Green Brick Partners, Inc. *	48,660	870,527
Hamilton Beach Brands Holding Co., Class A	14,096	310,817
Helen of Troy Ltd. *	52,485	9,951,156
Hooker Furniture Corp.	24,038	661,045
Installed Building Products, Inc. *	47,303	4,282,814
iRobot Corp. *	57,092	4,543,381
Johnson Outdoors, Inc., Class A	10,857	948,142
KB Home	182,801	5,895,332
Kontoor Brands, Inc. *	107,121	3,524,281
La-Z-Boy, Inc.	92,573	3,168,774
Lakeland Industries, Inc. *	15,617	336,859
Legacy Housing Corp. *	17,818	242,503
LGI Homes, Inc. *	46,136	4,931,016
Lifetime Brands, Inc.	25,133	252,587
M.D.C. Holdings, Inc.	105,216	4,579,000
M/I Homes, Inc. *	57,928	2,370,414
Malibu Boats, Inc., Class A *	42,697	2,170,288
Marine Products Corp.	14,307	226,909
MasterCraft Boat Holdings, Inc. *	37,765	778,714
Meritage Homes Corp. *	77,073	6,712,288
Security	Number of Shares	Value ($)
Movado Group, Inc.	32,095	350,156
Nautilus, Inc. *	61,112	1,325,519
Oxford Industries, Inc.	34,101	1,403,938
Purple Innovation, Inc. *	46,027	1,305,786
Rocky Brands, Inc.	14,158	380,850
Skyline Champion Corp. *	109,275	2,802,904
Smith & Wesson Brands, Inc.	113,436	1,881,903
Sonos, Inc. *	167,553	2,446,274
Steven Madden Ltd.	170,362	4,090,392
Sturm, Ruger & Co., Inc.	35,068	2,344,646
Superior Group of Cos., Inc.	22,508	486,623
Taylor Morrison Home Corp. *	261,419	5,646,650
The Lovesac Co. *	20,356	523,963
TopBuild Corp. *	68,573	10,506,069
TRI Pointe Group, Inc. *	268,142	4,405,573
Tupperware Brands Corp. *	101,958	3,234,108
Turtle Beach Corp. *	27,888	502,542
Unifi, Inc. *	28,846	432,401
Universal Electronics, Inc. *	28,003	1,037,791
Vera Bradley, Inc. *	42,232	267,751
Vista Outdoor, Inc. *	121,262	2,397,350
VOXX International Corp. *	40,862	462,966
Wolverine World Wide, Inc.	165,240	4,406,951
YETI Holdings, Inc. *	165,804	8,203,982
		157,375,574

Consumer Services 4.0%
Accel Entertainment, Inc. *	92,231	885,418
Adtalem Global Education, Inc. *	108,219	2,536,653
American Public Education, Inc. *	29,763	841,400
Aspen Group, Inc. *	39,982	375,031
Biglari Holdings, Inc., Class A *	151	65,995
Biglari Holdings, Inc., Class B *	1,922	161,006
BJ's Restaurants, Inc.	45,799	1,291,990
Bloomin' Brands, Inc.	181,965	2,543,871
Bluegreen Vacations Corp.	11,032	53,726
Bluegreen Vacations Holding Corp.	26,062	212,405
Boyd Gaming Corp.	168,241	5,336,604
Brinker International, Inc.	92,835	4,042,036
Caesars Entertainment, Inc. *	343,846	15,411,178
Carriage Services, Inc.	33,855	873,798
Carrols Restaurant Group, Inc. *	71,434	417,889
Century Casinos, Inc. *	57,453	270,604
Churchill Downs, Inc.	78,774	11,749,142
Chuy's Holdings, Inc. *	40,625	852,719
Collectors Universe, Inc.	18,774	1,031,256
Cracker Barrel Old Country Store, Inc.	49,097	5,588,221
Dave & Buster's Entertainment, Inc.	91,839	1,575,957
Del Taco Restaurants, Inc. *	61,919	459,129
Denny's Corp. *	128,842	1,154,424
Dine Brands Global, Inc.	32,355	1,664,665
El Pollo Loco Holdings, Inc. *	37,407	528,187
Everi Holdings, Inc. *	169,753	1,461,573
Fiesta Restaurant Group, Inc. *	37,092	320,475
Franchise Group, Inc.	45,354	1,039,514
GAN Ltd. *	14,961	212,596
Golden Entertainment, Inc. *	34,531	444,069
Hilton Grand Vacations, Inc. *	177,065	3,647,539
Houghton Mifflin Harcourt Co. *	223,115	582,330
International Game Technology plc	206,635	1,696,473
Jack in the Box, Inc.	46,860	3,751,612
K12, Inc. *	83,001	1,981,234
Kura Sushi USA, Inc., Class A *	7,069	90,978
Laureate Education, Inc., Class A *	222,074	2,886,962
Lindblad Expeditions Holdings, Inc. *	53,539	445,444
Marriott Vacations Worldwide Corp.	83,888	8,103,581
Monarch Casino & Resort, Inc. *	26,215	1,137,469

19
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Nathan's Famous, Inc.	5,830	295,931
Noodles & Co. *	64,689	417,891
OneSpaWorld Holdings Ltd.	93,935	583,336
Papa John's International, Inc.	67,802	5,193,633
Penn National Gaming, Inc. *	315,382	17,024,320
Perdoceo Education Corp. *	143,963	1,625,342
PlayAGS, Inc. *	55,864	150,833
RCI Hospitality Holdings, Inc.	17,624	377,154
Red Robin Gourmet Burgers, Inc. *	32,013	385,436
Red Rock Resorts, Inc., Class A	136,833	2,616,247
Regis Corp. *	49,027	271,610
Ruth's Hospitality Group, Inc.	67,208	751,385
Scientific Games Corp., Class A *	118,199	3,768,184
SeaWorld Entertainment, Inc. *	105,630	2,325,973
Shake Shack, Inc., Class A *	72,648	4,905,193
Strategic Education, Inc.	49,931	4,147,269
Target Hospitality Corp. *	53,630	46,663
Texas Roadhouse, Inc.	136,139	9,533,814
The Cheesecake Factory, Inc.	88,114	2,618,748
Twin River Worldwide Holdings, Inc.	37,239	903,790
Universal Technical Institute, Inc. *	59,292	272,150
Vivint Smart Home, Inc. *	151,380	2,353,959
Wingstop, Inc.	61,419	7,144,872
WW International, Inc. *	98,119	2,076,198
		157,515,084

Diversified Financials 3.7%
A-Mark Precious Metals, Inc.	9,715	301,942
Alerus Financial Corp.	30,732	661,045
Anworth Mortgage Asset Corp.	208,768	342,380
Apollo Commercial Real Estate Finance, Inc.	308,273	2,681,975
Arbor Realty Trust, Inc.	218,672	2,584,703
Ares Commercial Real Estate Corp.	63,779	593,782
Arlington Asset Investment Corp., Class A	70,121	172,498
ARMOUR Residential REIT, Inc.	132,982	1,268,648
Artisan Partners Asset Management, Inc., Class A	113,857	4,561,111
Assetmark Financial Holdings, Inc. *	34,019	719,502
Associated Capital Group, Inc., Class A	3,564	114,404
Atlanticus Holdings Corp. *	10,849	124,221
B. Riley Financial, Inc.	39,440	1,034,906
Banco Latinoamericano de Comercio Exterior, S.A., Class E	63,558	812,907
BGC Partners, Inc., Class A	633,783	1,869,660
Blackstone Mortgage Trust, Inc., Class A	285,402	6,193,223
Blucora, Inc. *	100,140	996,393
Brightsphere Investment Group, Inc.	127,546	1,760,135
Broadmark Realty Capital, Inc.	267,415	2,666,128
Cannae Holdings, Inc. *	178,716	6,608,918
Capstead Mortgage Corp.	197,907	1,011,305
Cherry Hill Mortgage Investment Corp.	31,126	285,114
Chimera Investment Corp.	396,638	3,311,927
Cohen & Steers, Inc.	50,486	2,842,867
Colony Credit Real Estate, Inc.	174,102	912,294
Cowen, Inc., Class A	55,189	1,184,356
Curo Group Holdings Corp.	36,667	274,636
Diamond Hill Investment Group, Inc.	6,448	882,989
Donnelley Financial Solutions, Inc. *	61,894	781,721
Dynex Capital, Inc.	45,312	742,211
Ellington Financial, Inc.	85,630	1,048,111
Ellington Residential Mortgage REIT (a)	19,467	206,934
Encore Capital Group, Inc. *	64,887	2,071,842
Enova International, Inc. *	71,752	1,101,393
EZCORP, Inc., Class A *	99,460	443,592
Federated Hermes, Inc.	199,905	4,777,729
FirstCash, Inc.	84,268	4,385,307
Security	Number of Shares	Value ($)
Focus Financial Partners, Inc., Class A *	65,396	2,387,608
GAMCO Investors, Inc., Class A	10,348	127,280
Granite Point Mortgage Trust, Inc.	111,301	750,169
Great Ajax Corp.	42,480	326,246
Green Dot Corp., Class A *	105,471	5,623,714
Greenhill & Co., Inc.	28,611	369,940
GWG Holdings, Inc. *(a)	6,185	46,388
Hamilton Lane, Inc., Class A	62,549	4,359,665
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	150,332	6,291,394
Houlihan Lokey, Inc.	105,946	6,642,814
Invesco Mortgage Capital, Inc. (a)	378,596	1,022,209
KKR Real Estate Finance Trust, Inc.	59,316	991,170
Ladder Capital Corp. REIT	219,583	1,646,873
LendingClub Corp. *	144,753	675,997
Marlin Business Services Corp.	18,213	132,955
MFA Financial, Inc.	943,310	2,660,134
Moelis & Co., Class A	109,281	4,065,253
Navient Corp.	397,944	3,187,531
Nelnet, Inc., Class A	35,805	2,185,537
New York Mortgage Trust, Inc.	787,202	1,999,493
Oportun Financial Corp. *	40,412	537,480
Oppenheimer Holdings, Inc., Class A	19,240	482,154
Orchid Island Capital, Inc.	139,579	724,415
PennyMac Mortgage Investment Trust	206,018	3,084,089
Piper Sandler Cos.	36,228	3,023,227
PJT Partners, Inc., Class A	48,956	3,312,363
PRA Group, Inc. *	93,347	3,185,933
Pzena Investment Management, Inc., Class A	33,417	173,434
Ready Capital Corp.	86,576	973,114
Redwood Trust, Inc.	238,855	2,030,268
Regional Management Corp. *	18,036	366,492
Safeguard Scientifics, Inc.	39,793	231,595
Sculptor Capital Management, Inc.	37,456	406,023
Siebert Financial Corp. *	21,989	78,941
Silvercrest Asset Management Group, Inc., Class A	20,498	231,422
Stifel Financial Corp.	138,152	8,076,366
StoneX Group, Inc. *	33,970	1,799,731
SWK Holdings Corp. *	7,615	110,037
TPG RE Finance Trust, Inc.	123,896	968,867
Two Harbors Investment Corp.	569,371	2,881,017
Value Line, Inc.	2,468	67,376
Virtus Investment Partners, Inc.	15,316	2,443,668
Waddell & Reed Financial, Inc., Class A	134,002	2,056,931
Western Asset Mortgage Capital Corp.	121,982	236,645
Westwood Holdings Group, Inc.	15,583	150,532
WisdomTree Investments, Inc.	289,395	1,053,398
World Acceptance Corp. *	9,805	823,522
		147,334,219

Energy 1.9%
Adams Resources & Energy, Inc.	4,755	90,725
Antero Resources Corp. *	504,578	1,715,565
Arch Resources, Inc.	31,401	959,301
Archrock, Inc.	270,084	1,601,598
Ardmore Shipping Corp.	70,613	197,716
Aspen Aerogels, Inc. *	41,935	473,866
Berry Corp.	140,345	367,704
Bonanza Creek Energy, Inc. *	39,099	692,443
Brigham Minerals, Inc., Class A	76,510	674,818
Bristow Group, Inc. *	13,692	284,519
Cactus, Inc., Class A	99,047	1,683,799
ChampionX Corp. *	384,110	3,353,280
Clean Energy Fuels Corp. *	270,188	670,066
CNX Resources Corp. *	461,107	4,472,738

20
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Comstock Resources, Inc. *	50,543	268,383
CONSOL Energy, Inc. *	55,112	208,874
Contango Oil & Gas Co. *	193,401	241,751
CVR Energy, Inc.	61,425	676,289
Delek US Holdings, Inc.	129,900	1,306,794
DHT Holdings, Inc.	231,809	1,115,001
Diamond S Shipping, Inc. *	57,511	325,512
DMC Global, Inc.	30,182	1,073,574
Dorian LPG Ltd. *	78,080	640,256
Dril-Quip, Inc. *	72,672	1,882,205
Earthstone Energy, Inc., Class A *	50,385	135,536
Energy Fuels, Inc. *(a)	251,988	380,502
Evolution Petroleum Corp.	57,687	127,488
Exterran Corp. *	53,144	224,799
Falcon Minerals Corp.	76,371	140,523
Frank's International N.V. *	322,350	564,113
Frontline Ltd. (a)	245,230	1,326,694
Golar LNG Ltd. *	189,227	1,428,664
Goodrich Petroleum Corp. *	18,729	179,424
Green Plains, Inc. *	70,743	1,068,219
Gulfport Energy Corp. *	342,824	87,763
Helix Energy Solutions Group, Inc. *	296,638	735,662
International Seaways, Inc.	49,900	675,646
Kosmos Energy Ltd.	838,129	833,352
Liberty Oilfield Services, Inc., Class A	135,709	906,536
Magnolia Oil & Gas Corp., Class A *	257,770	1,118,722
Matador Resources Co. *	229,368	1,621,632
Matrix Service Co. *	53,548	406,965
Montage Resources Corp. *	44,440	219,978
Nabors Industries Ltd.	14,894	423,288
NACCO Industries, Inc., Class A	7,792	151,866
National Energy Services Reunited Corp. *	41,663	308,306
Newpark Resources, Inc. *	187,744	134,256
NextDecade Corp. *(a)	45,447	109,982
NexTier Oilfield Solutions, Inc. *	331,477	626,492
Nordic American Tankers Ltd. (a)	299,813	872,456
Oceaneering International, Inc. *	205,754	839,476
Oil States International, Inc. *	126,742	315,588
Overseas Shipholding Group, Inc., Class A *	133,236	254,481
Ovintiv, Inc.	541,371	4,980,613
Par Pacific Holdings, Inc. *	82,352	530,347
Patterson-UTI Energy, Inc.	380,717	974,636
PBF Energy, Inc., Class A	200,752	937,512
PDC Energy, Inc. *	207,424	2,472,494
Peabody Energy Corp. *	128,746	166,082
Penn Virginia Corp. *	27,924	214,456
PrimeEnergy Resources Corp. *	1,079	55,569
ProPetro Holding Corp. *	165,743	654,685
Range Resources Corp.	443,363	2,917,329
Renewable Energy Group, Inc. *	79,173	4,465,357
REX American Resources Corp. *	11,499	835,862
RPC, Inc. *	116,587	277,477
Scorpio Tankers, Inc.	106,348	937,989
SEACOR Holdings, Inc. *	39,922	1,222,811
Select Energy Services, Inc., Class A *	121,014	365,462
SFL Corp., Ltd.	199,504	1,298,771
SM Energy Co.	234,992	378,337
Solaris Oilfield Infrastructure, Inc., Class A	59,234	351,258
Southwestern Energy Co. *	1,245,375	3,325,151
Talos Energy, Inc. *	23,880	157,130
Tellurian, Inc. *	340,670	327,043
Tidewater, Inc. *	83,299	488,132
Transocean Ltd. *(a)	1,216,143	815,424
Uranium Energy Corp. *	372,159	321,024
US Silica Holdings, Inc.	155,225	422,212
W&T Offshore, Inc. *(a)	189,512	265,317
Security	Number of Shares	Value ($)
Whiting Petroleum Corp. *	2,611	38,121
World Fuel Services Corp.	129,321	2,722,207
		74,113,994

Food & Staples Retailing 0.8%
BJ's Wholesale Club Holdings, Inc. *	283,817	10,867,353
HF Foods Group, Inc. *(a)	73,731	485,887
Ingles Markets, Inc., Class A	29,659	1,063,572
Natural Grocers by Vitamin Cottage, Inc.	19,294	205,288
Performance Food Group Co. *	271,491	9,124,812
PriceSmart, Inc.	47,268	3,261,492
Rite Aid Corp. *	113,787	1,040,013
SpartanNash, Co.	73,790	1,358,474
The Andersons, Inc.	64,749	1,404,406
The Chefs' Warehouse, Inc. *	62,684	847,488
United Natural Foods, Inc. *	112,437	1,638,207
Village Super Market, Inc., Class A	18,142	410,916
Weis Markets, Inc.	19,824	900,208
		32,608,116

Food, Beverage & Tobacco 1.9%
Alico, Inc.	11,041	318,864
B&G Foods, Inc. (a)	131,907	3,503,450
Bridgford Foods Corp. *	3,608	65,846
Cal-Maine Foods, Inc. *	65,125	2,497,544
Calavo Growers, Inc.	34,224	2,297,457
Celsius Holdings, Inc. *	71,412	1,436,095
Coca-Cola Consolidated, Inc.	9,777	2,238,444
Darling Ingredients, Inc. *	333,575	14,343,725
Farmer Brothers Co. *	34,576	119,979
Fresh Del Monte Produce, Inc.	64,629	1,391,462
Freshpet, Inc. *	80,262	9,189,999
Hostess Brands, Inc. *	254,137	3,212,292
J&J Snack Foods Corp.	30,974	4,199,145
John B. Sanfilippo & Son, Inc.	18,290	1,330,780
Lancaster Colony Corp.	39,289	6,527,475
Landec Corp. *	54,529	524,024
Limoneira Co.	33,787	467,274
MGP Ingredients, Inc.	26,647	1,119,707
National Beverage Corp. *	24,577	1,924,133
NewAge, Inc. *(a)	189,855	444,261
Primo Water Corp.	323,453	4,052,866
Sanderson Farms, Inc.	41,735	5,340,828
Seneca Foods Corp., Class A *	13,656	503,224
The Simply Good Foods Co. *	176,183	3,312,240
Tootsie Roll Industries, Inc.	33,394	997,813
Turning Point Brands, Inc.	24,575	920,825
Universal Corp.	50,474	2,011,389
Vector Group Ltd.	290,037	2,665,440
Vital Farms, Inc. *	21,242	734,124
		77,690,705

Health Care Equipment & Services 7.5%
1Life Healthcare, Inc. *	162,671	4,588,949
Accelerate Diagnostics, Inc. *(a)	64,362	606,290
Accolade, Inc. *	24,131	845,068
Accuray, Inc. *	187,454	545,491
Acutus Medical, Inc. *	20,390	466,319
AdaptHealth Corp. *	51,892	1,416,652
Addus HomeCare Corp. *	28,712	2,801,430
Allscripts Healthcare Solutions, Inc. *	333,896	3,365,672
Alphatec Holdings, Inc. *	92,651	791,240
American Renal Associates Holdings, Inc. *	29,498	338,932
AMN Healthcare Services, Inc. *	96,647	6,309,116

21
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
AngioDynamics, Inc. *	74,885	774,311
Antares Pharma, Inc. *	340,518	929,614
Apollo Medical Holdings, Inc. *	41,014	707,902
Apyx Medical Corp. *	68,932	414,971
Aspira Women's Health, Inc. *(a)	164,562	620,399
AtriCure, Inc. *	90,809	3,138,359
Atrion Corp.	2,937	1,765,578
Avalon GloboCare Corp. *(a)	44,971	50,368
Avanos Medical, Inc. *	98,404	3,478,581
AxoGen, Inc. *	75,061	946,519
Axonics Modulation Technologies, Inc. *	62,896	2,949,193
Bellerophon Therapeutics, Inc. *	9,386	79,124
Beyond Air, Inc. *(a)	28,160	147,558
BioLife Solutions, Inc. *	28,523	818,895
BioSig Technologies, Inc. *(a)	49,912	157,722
BioTelemetry, Inc. *	69,353	2,953,051
Brookdale Senior Living, Inc. *	381,618	1,121,957
Cantel Medical Corp.	78,413	3,751,278
Cardiovascular Systems, Inc. *	80,296	2,862,552
Castle Biosciences, Inc. *	24,361	1,131,081
Cerus Corp. *	340,864	1,789,536
Chembio Diagnostics, Inc. *(a)	41,983	198,999
Co-Diagnostics, Inc. *(a)	55,110	739,025
Community Health Systems, Inc. *	175,090	1,092,562
Computer Programs & Systems, Inc.	26,742	745,834
CONMED Corp.	56,241	4,385,111
CorVel Corp. *	18,447	1,682,735
Covetrus, Inc. *	203,097	5,014,465
Cross Country Healthcare, Inc. *	74,694	586,348
CryoLife, Inc. *	76,551	1,282,995
CryoPort, Inc. *	70,878	2,845,043
Cutera, Inc. *	36,100	683,373
CytoSorbents Corp. *	85,238	652,071
Electromed, Inc. *	14,954	124,268
Enzo Biochem, Inc. *	92,538	168,419
Evolent Health, Inc., Class A *	156,948	1,560,063
Exagen, Inc. *	10,253	146,208
Five Star Senior Living, Inc. *	40,592	185,505
FONAR Corp. *	12,750	250,410
Fulgent Genetics, Inc. *	20,097	653,755
GenMark Diagnostics, Inc. *	144,118	1,761,122
Glaukos Corp. *	88,360	4,941,091
Hanger, Inc. *	76,959	1,344,474
Health Catalyst, Inc. *	69,865	2,408,945
HealthEquity, Inc. *	156,090	8,037,074
HealthStream, Inc. *	53,672	982,198
Heska Corp. *	14,475	1,698,352
HMS Holdings Corp. *	182,421	4,856,047
ICAD, Inc. *	41,208	402,190
Inari Medical, Inc. *	15,952	1,056,022
InfuSystem Holdings, Inc. *	29,706	365,978
Inogen, Inc. *	38,302	1,118,801
Inovalon Holdings, Inc., Class A *	152,596	2,897,798
Inspire Medical Systems, Inc. *	54,207	6,473,942
Integer Holdings Corp. *	67,675	3,955,604
IntriCon Corp. *	16,915	211,438
Invacare Corp.	68,819	558,122
iRadimed Corp. *	12,445	281,879
iRhythm Technologies, Inc. *	56,832	12,017,126
Lantheus Holdings, Inc. *	137,994	1,498,615
LeMaitre Vascular, Inc.	34,433	1,118,384
LENSAR, Inc. *	17,578	171,561
LHC Group, Inc. *	62,938	13,629,224
LivaNova plc *	101,121	5,090,431
Magellan Health, Inc. *	49,024	3,542,965
MEDNAX, Inc. *	155,011	1,976,390
Meridian Bioscience, Inc. *	88,019	1,509,526
Merit Medical Systems, Inc. *	112,169	5,614,058
Security	Number of Shares	Value ($)
Mesa Laboratories, Inc.	9,825	2,568,353
Milestone Scientific, Inc. *(a)	88,418	136,164
Misonix, Inc. *	24,975	283,716
NantHealth, Inc. *(a)	58,065	116,711
National HealthCare Corp.	26,084	1,651,117
National Research Corp.	28,069	1,453,974
Natus Medical, Inc. *	69,941	1,273,626
Nemaura Medical, Inc. *	14,458	51,326
Neogen Corp. *	109,414	7,630,532
Nevro Corp. *	69,617	10,387,553
NextGen Healthcare, Inc. *	115,647	1,572,799
NuVasive, Inc. *	106,440	4,729,129
Omnicell, Inc. *	87,973	7,614,063
Ontrak, Inc. *(a)	16,634	1,018,666
OptimizeRx Corp. *	29,950	593,010
Option Care Health, Inc. *	91,235	1,216,163
OraSure Technologies, Inc. *	147,676	2,206,279
Orthofix Medical, Inc. *	38,815	1,213,357
OrthoPediatrics Corp. *	27,199	1,213,075
Owens & Minor, Inc.	130,524	3,278,763
Patterson Cos., Inc.	175,588	4,367,752
PAVmed, Inc. *(a)	77,257	138,290
PetIQ, Inc. *	43,714	1,248,472
Phreesia, Inc. *	59,442	2,197,571
Progenity, Inc. *	7,029	35,075
Progyny, Inc. *	55,271	1,346,954
Pulse Biosciences, Inc. *(a)	28,294	342,640
Quotient Ltd. *	119,770	565,314
R1 RCM, Inc. *	220,946	3,959,352
RadNet, Inc. *	89,749	1,302,258
Repro-Med Systems, Inc. *	55,928	308,723
Retractable Technologies, Inc. *	28,557	209,608
Rockwell Medical, Inc. *	148,170	126,300
Schrodinger, Inc. *	60,664	2,959,190
SeaSpine Holdings Corp. *	54,778	698,967
Select Medical Holdings Corp. *	224,777	4,715,822
Sharps Compliance Corp. *	30,750	183,270
Shockwave Medical, Inc. *	59,077	4,036,141
SI-BONE, Inc. *	52,752	1,106,209
Sientra, Inc. *	94,248	397,727
Silk Road Medical, Inc. *	55,624	3,370,814
Simulations Plus, Inc.	29,258	1,896,504
Soliton, Inc. *(a)	12,645	90,538
STAAR Surgical Co. *	94,884	6,879,090
Stereotaxis, Inc. *	90,274	285,266
Surgalign Holdings, Inc. *	122,511	213,169
Surgery Partners, Inc. *	46,637	1,017,619
Surmodics, Inc. *	27,534	1,011,875
Tabula Rasa HealthCare, Inc. *	42,573	1,470,471
Tactile Systems Technology, Inc. *	38,187	1,396,881
Tela Bio, Inc. *	14,201	215,287
Tenet Healthcare Corp. *	216,411	5,310,726
The Ensign Group, Inc.	105,952	6,234,216
The Joint Corp. *	27,648	518,124
The Pennant Group, Inc. *	52,987	2,207,438
The Providence Service Corp. *	25,138	2,954,972
Tivity Health, Inc. *	90,080	1,238,600
TransMedics Group, Inc. *	52,158	624,853
Triple-S Management Corp., Class B *	47,096	872,218
U.S. Physical Therapy, Inc.	26,365	2,091,535
Utah Medical Products, Inc.	7,102	589,466
Vapotherm, Inc. *	40,373	1,209,171
Varex Imaging Corp. *	78,883	1,057,032
Venus Concept, Inc. *(a)	39,646	83,653
Viemed Healthcare, Inc. *	72,024	576,912
ViewRay, Inc. *	231,671	688,063
Vocera Communications, Inc. *	66,469	2,178,854
VolitionRX Ltd. *(a)	56,768	168,601

22
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Wright Medical Group N.V. *	266,888	8,164,104
Zynex, Inc. *	38,717	495,965
		300,746,282

Household & Personal Products 0.6%
BellRing Brands, Inc., Class A *	82,813	1,514,650
Central Garden & Pet Co. *	20,061	781,577
Central Garden & Pet Co., Class A *	82,156	2,907,501
Edgewell Personal Care Co. *	112,645	2,953,552
elf Beauty, Inc. *	93,913	1,903,616
Inter Parfums, Inc.	36,976	1,518,234
Lifevantage Corp. *	28,080	310,284
Medifast, Inc.	23,379	3,284,516
Nature's Sunshine Products, Inc. *	18,214	189,790
Oil-Dri Corp. of America	10,539	360,012
Revlon, Inc., Class A *(a)	14,442	59,212
USANA Health Sciences, Inc. *	24,059	1,820,063
Veru, Inc. *	106,971	269,567
WD-40 Co.	28,260	6,877,919
		24,750,493

Insurance 2.4%
Ambac Financial Group, Inc. *	94,138	1,156,015
American Equity Investment Life Holding Co.	187,654	4,657,572
AMERISAFE, Inc.	39,827	2,348,996
Argo Group International Holdings Ltd.	67,468	2,407,258
BRP Group, Inc., Class A *	70,078	1,786,989
Citizens, Inc. *	103,991	600,028
CNO Financial Group, Inc.	292,741	5,196,153
Crawford & Co., Class A	34,321	219,654
Donegal Group, Inc., Class A	22,154	321,455
eHealth, Inc. *	52,735	3,539,046
Employers Holdings, Inc.	59,810	1,914,518
Enstar Group Ltd. *	24,879	4,275,954
FBL Financial Group, Inc., Class A	19,958	991,713
FedNat Holding Co.	26,577	136,340
Genworth Financial, Inc., Class A *	1,048,571	4,120,884
Goosehead Insurance, Inc., Class A	26,827	3,287,381
Greenlight Capital Re Ltd., Class A *	57,682	389,354
HCI Group, Inc.	12,745	598,760
Heritage Insurance Holdings, Inc.	52,082	491,654
Horace Mann Educators Corp.	85,592	2,902,425
Independence Holding Co.	9,712	367,308
Investors Title Co.	2,638	352,226
James River Group Holdings Ltd.	61,666	2,881,652
Kinsale Capital Group, Inc.	43,865	8,223,372
MBIA, Inc. *	110,416	630,475
National General Holdings Corp.	141,207	4,796,802
National Western Life Group, Inc., Class A	5,330	904,128
NI Holdings, Inc. *	19,067	318,610
Palomar Holdings, Inc. *	41,915	3,737,561
ProAssurance Corp.	111,408	1,719,025
ProSight Global, Inc. *	18,794	222,333
Protective Insurance Corp., Class B	19,116	251,375
RLI Corp.	82,062	7,114,775
Safety Insurance Group, Inc.	30,070	2,104,900
Selective Insurance Group, Inc.	122,526	6,378,704
Selectquote, Inc. *	66,025	1,136,950
State Auto Financial Corp.	36,998	456,555
Stewart Information Services Corp.	54,653	2,316,741
Third Point Reinsurance Ltd. *	167,289	1,301,508
Tiptree, Inc.	49,321	240,193
Trean Insurance Group, Inc. *	24,794	269,015
Trupanion, Inc. *	61,510	4,400,425
United Fire Group, Inc.	43,482	893,120
Security	Number of Shares	Value ($)
United Insurance Holdings Corp.	40,786	179,051
Universal Insurance Holdings, Inc.	57,472	716,676
Vericity, Inc.	3,971	41,775
Watford Holdings Ltd. *	35,579	1,280,844
		94,578,248

Materials 4.2%
Advanced Emissions Solutions, Inc.	34,706	154,442
AdvanSix, Inc. *	56,910	866,170
AgroFresh Solutions, Inc. *	63,989	131,817
Alcoa Corp. *	387,662	5,008,593
Allegheny Technologies, Inc. *	263,760	2,429,230
American Vanguard Corp.	59,326	766,492
Amyris, Inc. *	221,318	553,295
Arconic Corp. *	205,893	4,476,114
Avient Corp.	189,229	5,879,345
Balchem Corp.	66,609	6,657,570
Boise Cascade Co.	81,077	3,111,735
Caledonia Mining Corp. plc	22,971	375,116
Carpenter Technology Corp.	98,694	1,725,171
Century Aluminum Co. *	104,992	690,847
Chase Corp.	15,340	1,459,754
Clearwater Paper Corp. *	33,431	1,241,962
Cleveland-Cliffs, Inc.	817,605	6,769,769
Coeur Mining, Inc. *	500,755	3,540,338
Commercial Metals Co.	246,287	5,085,827
Compass Minerals International, Inc.	70,671	4,267,115
Domtar Corp.	114,240	2,728,051
Ferro Corp. *	170,177	2,188,476
Ferroglobe Representation and Warranty Insurance Trust *(b)	108,500	—
Forterra, Inc. *	39,759	518,855
FutureFuel Corp.	53,029	630,515
GCP Applied Technologies, Inc. *	101,606	2,216,027
Glatfelter Corp.	91,064	1,299,483
Gold Resource Corp.	135,632	371,632
Greif, Inc., Class A	53,389	2,167,060
Greif, Inc., Class B	12,437	537,900
H.B. Fuller Co.	106,870	4,835,867
Hawkins, Inc.	20,128	940,179
Haynes International, Inc.	25,483	413,079
Hecla Mining Co.	1,081,165	4,951,736
Ingevity Corp. *	85,952	4,717,046
Innospec, Inc.	50,575	3,345,030
Intrepid Potash, Inc. *	20,463	204,221
Kaiser Aluminum Corp.	32,678	2,056,427
Koppers Holdings, Inc. *	42,699	957,739
Kraton Corp. *	64,840	1,834,972
Kronos Worldwide, Inc.	46,068	613,626
Livent Corp. *	304,965	3,278,374
Louisiana-Pacific Corp.	234,221	6,694,036
Marrone Bio Innovations, Inc. *(a)	144,843	159,327
Materion Corp.	42,202	2,160,320
Minerals Technologies, Inc.	70,831	3,873,747
Myers Industries, Inc.	74,575	1,069,406
Neenah, Inc.	34,872	1,312,233
Novagold Resources, Inc. *	492,332	5,100,560
O-I Glass, Inc.	325,799	3,072,285
Olympic Steel, Inc.	19,559	223,168
Orion Engineered Carbons S.A.	125,314	1,838,356
PQ Group Holdings, Inc. *	79,340	917,170
Quaker Chemical Corp.	27,525	5,251,495
Ranpak Holdings Corp. *	60,191	513,429
Rayonier Advanced Materials, Inc. *	128,600	441,098
Ryerson Holding Corp. *	34,841	274,199
Schnitzer Steel Industries, Inc., Class A	53,628	1,126,188
Schweitzer-Mauduit International, Inc.	64,554	2,143,193

23
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Sensient Technologies Corp.	87,781	5,743,511
Stepan Co.	44,614	5,194,854
Summit Materials, Inc., Class A *	237,010	4,192,707
SunCoke Energy, Inc.	172,572	602,276
TimkenSteel Corp. *	91,276	353,238
Trecora Resources *	48,741	288,547
Tredegar Corp.	53,933	786,343
Trinseo S.A.	79,566	2,531,790
Tronox Holdings plc, Class A *	186,051	1,817,718
UFP Technologies, Inc. *	14,279	529,180
United States Lime & Minerals, Inc.	4,265	395,366
United States Steel Corp.	452,816	4,374,203
US Concrete, Inc. *	33,167	1,126,351
Verso Corp., Class A	51,262	398,818
Warrior Met Coal, Inc.	106,888	1,603,320
Worthington Industries, Inc.	75,958	3,737,893
		165,843,322

Media & Entertainment 1.2%
AMC Entertainment Holdings, Inc., Class A (a)	107,870	254,573
AMC Networks, Inc., Class A *(a)	80,536	1,711,390
Boston Omaha Corp., Class A *	27,117	433,330
Cardlytics, Inc. *	54,110	3,994,400
Cargurus, Inc. *	178,720	3,561,890
Cars.com, Inc. *	140,218	1,036,211
Cinemark Holdings, Inc.	222,241	1,820,154
comScore, Inc. *	125,921	251,212
Daily Journal Corp. *	2,334	632,981
DHI Group, Inc. *	98,817	167,001
Emerald Holding, Inc.	53,276	139,583
Entercom Communications Corp., Class A	238,648	357,972
Entravision Communications Corp., Class A	124,684	228,172
Eros STX Global Corp. *(a)	313,914	602,715
Eventbrite, Inc., Class A *	132,043	1,218,757
EverQuote, Inc., Class A *	29,158	976,501
Fluent, Inc. *	88,752	226,318
Gaia, Inc. *	25,331	256,856
Gannett Co., Inc. *	271,511	312,238
Glu Mobile, Inc. *	303,479	2,172,910
Gray Television, Inc. *	180,493	2,288,651
Hemisphere Media Group, Inc. *	33,004	258,091
iHeartMedia, Inc., Class A *	124,412	1,022,667
IMAX Corp. *	102,876	1,186,160
Liberty Media Corp. - Liberty Braves, Class A *	20,801	430,581
Liberty Media Corp. - Liberty Braves, Class C *	75,439	1,544,236
Liberty TripAdvisor Holdings, Inc., Class A *	152,640	271,699
LiveXLive Media, Inc. *(a)	95,460	191,875
Loral Space & Communications, Inc.	26,389	459,432
Meredith Corp.	82,471	907,181
MSG Networks, Inc., Class A *	81,943	732,570
National CineMedia, Inc.	127,058	252,210
QuinStreet, Inc. *	98,343	1,573,980
Saga Communications, Inc., Class A	8,051	137,028
Scholastic Corp.	60,384	1,193,188
Sinclair Broadcast Group, Inc., Class A	91,831	1,706,220
TechTarget, Inc. *	48,515	2,124,957
TEGNA, Inc.	454,202	5,464,050
The E.W. Scripps Co., Class A	116,523	1,058,029
The Marcus Corp.	47,126	345,433
Tribune Publishing Co.	32,033	367,098
TrueCar, Inc. *	220,232	960,211
Security	Number of Shares	Value ($)
WideOpenWest, Inc. *	109,532	546,565
Yelp, Inc. *	147,894	2,909,075
		48,286,351

Pharmaceuticals, Biotechnology & Life Sciences 13.7%
89bio, Inc. *	13,522	313,170
Abeona Therapeutics, Inc. *	128,511	137,507
AcelRx Pharmaceuticals, Inc. *(a)	158,971	271,840
ADMA Biologics, Inc. *(a)	121,152	241,092
Adverum Biotechnologies, Inc. *	180,516	1,969,430
Aeglea BioTherapeutics, Inc. *	87,319	670,610
Aerie Pharmaceuticals, Inc. *	75,565	801,745
Affimed N.V. *	168,666	532,985
Agenus, Inc. *	315,208	1,163,118
Agile Therapeutics, Inc. *	140,985	383,479
Akebia Therapeutics, Inc. *	297,418	660,268
Akero Therapeutics, Inc. *	28,122	746,639
Akouos, Inc. *	30,110	584,435
Albireo Pharma, Inc. *	27,334	862,661
Alector, Inc. *	96,241	905,628
Allakos, Inc. *	52,271	4,972,540
Allogene Therapeutics, Inc. *	112,010	3,799,379
Allovir, Inc. *	37,203	983,275
ALX Oncology Holdings, Inc. *	19,858	784,590
AMAG Pharmaceuticals, Inc. *	64,140	880,001
Amicus Therapeutics, Inc. *	526,357	9,384,945
Amneal Pharmaceuticals, Inc. *	205,349	854,252
Amphastar Pharmaceuticals, Inc. *	75,265	1,474,441
AnaptysBio, Inc. *	43,651	1,285,958
Anavex Life Sciences Corp. *(a)	110,310	650,829
ANI Pharmaceuticals, Inc. *	19,708	502,357
Anika Therapeutics, Inc. *	28,986	945,523
Annexon, Inc. *	30,586	636,495
Apellis Pharmaceuticals, Inc. *	124,182	3,961,406
Applied Genetic Technologies Corp. *	50,309	259,594
Applied Molecular Transport, Inc. *(a)	25,766	757,263
Applied Therapeutics, Inc. *	28,084	456,927
Aprea Therapeutics, Inc. *	14,777	322,286
Aptinyx, Inc. *	52,911	155,029
Aquestive Therapeutics, Inc. *(a)	40,688	196,930
Aravive, Inc. *	26,214	121,371
Arcturus Therapeutics Holdings, Inc. *	33,255	1,798,430
Arcus Biosciences, Inc. *	87,580	1,909,244
Arcutis Biotherapeutics, Inc. *	37,542	668,998
Ardelyx, Inc. *	150,633	769,735
Arena Pharmaceuticals, Inc. *	120,394	10,320,174
Arrowhead Pharmaceuticals, Inc. *	207,968	11,916,566
Arvinas, Inc. *	60,794	1,271,203
Assembly Biosciences, Inc. *	63,817	940,663
Atara Biotherapeutics, Inc. *	150,379	1,941,393
Athenex, Inc. *	128,871	1,469,129
Athersys, Inc. *	355,634	622,360
Atreca, Inc. Class A *	58,481	781,306
Avenue Therapeutics, Inc. *	14,314	44,946
AVEO Pharmaceuticals, Inc. *	45,283	245,887
Avid Bioservices, Inc. *	116,714	846,176
Avidity Biosciences, Inc. *	34,720	858,626
Avrobio, Inc. *	65,339	933,041
Axcella Health, Inc. *	31,128	131,983
Axsome Therapeutics, Inc. *	57,344	3,802,481
Aytu BioScience, Inc. *	49,328	46,876
Beam Therapeutics, Inc. *	73,420	2,508,761
Beyondspring, Inc. *	30,411	448,258
BioCryst Pharmaceuticals, Inc. *	366,970	1,401,825
BioDelivery Sciences International, Inc. *	186,272	588,620
Biohaven Pharmaceutical Holding Co., Ltd. *	99,570	7,712,692

24
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
BioSpecifics Technologies Corp. *	12,888	1,135,433
Bioxcel Therapeutics, Inc. *	24,359	1,112,963
Black Diamond Therapeutics, Inc. *	37,545	1,183,043
Blueprint Medicines Corp. *	114,616	11,722,924
BrainStorm Cell Therapeutics, Inc. *(a)	59,306	594,839
Bridgebio Pharma, Inc. *	150,862	5,790,084
Cabaletta Bio, Inc. *	25,974	300,519
Calithera Biosciences, Inc. *	136,424	482,941
Calyxt, Inc. *	19,697	63,227
Cara Therapeutics, Inc. *	85,552	1,134,420
CareDx, Inc. *	99,485	4,879,739
CASI Pharmaceuticals, Inc. *	136,467	320,697
Cassava Sciences, Inc. *	47,937	393,563
Catabasis Pharmaceuticals, Inc. *	38,952	52,196
Catalyst Biosciences, Inc. *	45,527	249,488
Catalyst Pharmaceuticals, Inc. *	203,039	603,026
CEL-SCI Corp. *(a)	69,425	835,183
Cellular Biomedicine Group, Inc. *	25,761	463,956
Centogene N.V. *	17,635	214,618
Cerecor, Inc. *	74,896	154,286
Champions Oncology, Inc. *	15,491	136,011
Checkmate Pharmaceuticals, Inc. *	10,379	119,255
Checkpoint Therapeutics, Inc. *	93,941	205,731
ChemoCentryx, Inc. *	102,672	4,928,256
Chiasma, Inc. *	103,716	388,935
Chimerix, Inc. *	97,561	260,488
Chinook Therapeutics, Inc. *	27,867	344,157
ChromaDex Corp. *	83,478	376,486
Cidara Therapeutics, Inc. *	71,983	187,876
Clovis Oncology, Inc. *(a)	172,316	849,518
Codexis, Inc. *	111,489	1,483,919
Cohbar, Inc. *	52,717	48,299
Coherus Biosciences, Inc. *	120,437	2,007,685
Collegium Pharmaceutical, Inc. *	71,361	1,272,367
Concert Pharmaceuticals, Inc. *	59,468	613,710
Constellation Pharmaceuticals, Inc. *	63,766	1,251,089
ContraFect Corp. *	50,703	286,472
Corbus Pharmaceuticals Holdings, Inc. *(a)	154,662	145,336
Corcept Therapeutics, Inc. *	198,444	3,329,890
CorMedix, Inc. *	63,838	322,382
Cortexyme, Inc. *	32,699	1,565,301
Crinetics Pharmaceuticals, Inc. *	55,688	672,711
Cue Biopharma, Inc. *	59,657	664,579
Cyclerion Therapeutics, Inc. *	45,202	105,773
Cymabay Therapeutics, Inc. *	143,974	1,197,864
Cytokinetics, Inc. *	137,854	2,118,816
CytomX Therapeutics, Inc. *	92,630	613,211
Deciphera Pharmaceuticals, Inc. *	77,412	4,495,315
Denali Therapeutics, Inc. *	130,162	5,568,330
DermTech, Inc. *	17,455	222,726
Dicerna Pharmaceuticals, Inc. *	135,107	2,835,896
Durect Corp. *	417,220	753,082
Dyadic International, Inc. *	38,993	278,410
Dynavax Technologies Corp. *	220,755	823,416
Eagle Pharmaceuticals, Inc. *	22,531	1,048,142
Editas Medicine, Inc. *	129,796	4,015,888
Eidos Therapeutics, Inc. *	22,687	1,608,962
Eiger BioPharmaceuticals, Inc. *	57,010	506,249
Eloxx Pharmaceuticals, Inc. *	52,081	131,765
Emergent BioSolutions, Inc. *	92,489	8,321,235
Enanta Pharmaceuticals, Inc. *	39,617	1,728,490
Endo International plc *	470,883	2,151,935
Enochian Biosciences, Inc. *(a)	29,338	89,481
Epizyme, Inc. *	185,441	2,292,051
Esperion Therapeutics, Inc. *(a)	53,824	1,613,105
Eton Pharmaceuticals, Inc. *(a)	29,513	215,150
Evelo Biosciences, Inc. *(a)	41,426	164,461
Security	Number of Shares	Value ($)
Evofem Biosciences, Inc. *(a)	158,939	376,685
Evolus, Inc. *(a)	46,888	142,071
Exicure, Inc. *	117,725	176,588
Fate Therapeutics, Inc. *	148,245	6,582,078
Fennec Pharmaceuticals, Inc. *	42,990	325,004
FibroGen, Inc. *	174,439	6,694,969
Five Prime Therapeutics, Inc. *	57,715	263,180
Flexion Therapeutics, Inc. *	90,897	1,089,855
Fluidigm Corp. *	146,390	840,279
Forma Therapeutics Holdings, Inc. *	33,466	1,443,054
Fortress Biotech, Inc. *	130,217	286,477
Frequency Therapeutics, Inc. *	52,232	1,142,836
Fulcrum Therapeutics, Inc. *	29,679	292,635
G1 Therapeutics, Inc. *	70,930	779,521
Galectin Therapeutics, Inc. *(a)	77,488	196,820
Galera Therapeutics, Inc. *	18,833	154,242
Generation Bio Co. *	25,474	658,248
Genprex, Inc. *	61,485	199,826
Geron Corp. *	596,471	1,037,860
GlycoMimetics, Inc. *	76,245	213,486
Gossamer Bio, Inc. *	117,630	976,329
Gritstone Oncology, Inc. *	64,097	174,985
Halozyme Therapeutics, Inc. *	281,212	7,873,936
Harpoon Therapeutics, Inc. *	21,493	311,004
Harrow Health, Inc. *	45,212	215,209
Harvard Bioscience, Inc. *	81,212	274,497
Heron Therapeutics, Inc. *	180,870	2,949,990
Homology Medicines, Inc. *	69,562	735,270
Hookipa Pharma, Inc. *	25,591	240,555
iBio, Inc. *(a)	119,844	208,529
Ideaya Biosciences, Inc. *	33,069	402,450
IGM Biosciences, Inc. *	14,697	775,855
IMARA, Inc. *(a)	10,654	168,440
Immunic, Inc. *(a)	11,550	182,952
ImmunoGen, Inc. *	357,214	2,014,687
Immunovant, Inc. *	72,542	3,164,282
Innoviva, Inc. *	131,918	1,426,034
Inovio Pharmaceuticals, Inc. *(a)	324,779	3,199,073
Inozyme Pharma, Inc. *	16,832	386,631
Insmed, Inc. *	209,596	6,904,092
Intellia Therapeutics, Inc. *	104,091	2,491,939
Intercept Pharmaceuticals, Inc. *	53,901	1,497,909
Intersect ENT, Inc. *	67,601	1,047,815
Intra-Cellular Therapies, Inc. *	135,811	3,350,457
Invitae Corp. *	239,134	9,376,444
Ironwood Pharmaceuticals, Inc. *	329,681	3,257,248
iTeos Therapeutics, Inc. *	22,170	504,811
IVERIC bio, Inc. *	166,834	987,657
Jounce Therapeutics, Inc. *	34,813	289,644
Kadmon Holdings, Inc. *	358,221	1,217,951
Kala Pharmaceuticals, Inc. *(a)	83,054	548,156
Kaleido Biosciences, Inc. *(a)	24,046	146,921
KalVista Pharmaceuticals, Inc. *	27,990	481,708
Karuna Therapeutics, Inc. *	32,776	2,661,083
Karyopharm Therapeutics, Inc. *	145,788	2,160,578
Keros Therapeutics, Inc. *	14,644	814,206
Kezar Life Sciences, Inc. *	64,913	332,355
Kindred Biosciences, Inc. *	77,623	270,904
Kiniksa Pharmaceuticals Ltd., Class A *	55,505	869,208
Kodiak Sciences, Inc. *	59,984	5,447,147
Krystal Biotech, Inc. *	28,071	1,206,772
Kura Oncology, Inc. *	109,626	3,425,812
La Jolla Pharmaceutical Co. *(a)	38,945	132,413
Lannett Co., Inc. *	65,720	422,580
Lexicon Pharmaceuticals, Inc. *(a)	90,397	100,341
Ligand Pharmaceuticals, Inc. *(a)	29,783	2,455,608
Liquidia Technologies, Inc. *	56,162	259,468
LogicBio Therapeutics, Inc. *	25,920	143,078

25
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Luminex Corp.	89,404	1,970,464
Lyra Therapeutics, Inc. *	8,857	94,770
MacroGenics, Inc. *	109,704	2,129,355
Madrigal Pharmaceuticals, Inc. *	18,195	2,315,314
Magenta Therapeutics, Inc. *	42,898	270,686
MannKind Corp. *	458,206	920,994
Marinus Pharmaceuticals, Inc. *	51,886	676,593
Marker Therapeutics, Inc. *(a)	65,513	89,098
MediciNova, Inc. *(a)	88,909	497,001
Medpace Holdings, Inc. *	56,573	6,276,209
MEI Pharma, Inc. *	214,856	558,626
MeiraGTx Holdings plc *	42,716	545,910
Mersana Therapeutics, Inc. *	110,620	1,993,372
Minerva Neurosciences, Inc. *	70,282	225,605
Mirati Therapeutics, Inc. *	85,554	18,577,196
Mirum Pharmaceuticals, Inc. *	11,078	174,479
Molecular Templates, Inc. *	54,925	485,537
Morphic Holding, Inc. *	28,009	753,722
Mustang Bio, Inc. *	57,729	153,848
MyoKardia, Inc. *	105,111	23,495,462
Myriad Genetics, Inc. *	148,013	1,839,802
NanoString Technologies, Inc. *	78,135	2,863,648
NantKwest, Inc. *(a)	65,467	491,657
Natera, Inc. *	146,661	9,864,419
NeoGenomics, Inc. *	214,636	8,420,170
Neoleukin Therapeutics, Inc. *	66,914	701,928
Neubase Therapeutics, Inc. *	34,924	273,630
NeuroBo Pharmaceuticals, Inc. *(a)	9,221	46,289
NextCure, Inc. *	33,370	322,354
NGM Biopharmaceuticals, Inc. *	49,467	857,758
Nkarta, Inc. *(a)	33,741	968,704
Novavax, Inc. *	127,748	10,310,541
Nurix Therapeutics, Inc. *	23,046	582,833
Nymox Pharmaceutical Corp. *(a)	84,937	163,079
Ocular Therapeutix, Inc. *	125,577	1,192,981
Odonate Therapeutics, Inc. *	27,614	397,918
Omeros Corp. *(a)	122,711	1,244,290
Oncocyte Corp. *	130,292	192,832
OPKO Health, Inc. *	826,847	2,910,501
Optinose, Inc. *	72,404	231,693
Organogenesis Holdings, Inc. *	43,636	159,271
Orgenesis, Inc. *	38,955	176,466
ORIC Pharmaceuticals, Inc. *	17,828	383,302
Osmotica Pharmaceuticals plc *	25,694	131,810
Ovid therapeutics, Inc. *	88,883	454,192
Oyster Point Pharma, Inc. *	12,531	248,490
Pacific Biosciences of California, Inc. *	346,568	4,543,506
Pacira BioSciences, Inc. *	86,757	4,537,391
Pandion Therapeutics, Inc. *	15,440	182,346
Paratek Pharmaceuticals, Inc. *	90,747	432,863
Passage Bio, Inc. *	28,024	471,083
PDL BioPharma, Inc. *	231,664	498,078
Personalis, Inc. *	49,217	1,217,136
PhaseBio Pharmaceuticals, Inc. *	32,407	88,471
Phathom Pharmaceuticals, Inc. *	22,181	873,044
Phibro Animal Health Corp., Class A	42,008	690,612
Pieris Pharmaceuticals, Inc. *	99,911	250,777
Pliant Therapeutics, Inc. *(a)	21,575	466,452
Poseida Therapeutics, Inc. *	27,774	319,679
Precigen, Inc. *(a)	139,326	597,709
Precision BioSciences, Inc. *	96,157	606,751
Prestige Consumer Healthcare, Inc. *	104,059	3,437,069
Prevail Therapeutics, Inc. *	29,156	285,437
Protagonist Therapeutics, Inc. *	62,923	1,192,391
Protara Therapeutics, Inc. *	4,343	77,913
Prothena Corp. plc *	62,840	685,584
Provention Bio, Inc. *	98,830	1,172,124
PTC Therapeutics, Inc. *	127,827	6,671,291
Security	Number of Shares	Value ($)
Puma Biotechnology, Inc. *	63,405	530,700
Quanterix Corp. *	43,668	1,598,685
Radius Health, Inc. *	94,525	1,267,580
Rapt Therapeutics, Inc. *	22,811	655,588
Recro Pharma, Inc. *	43,109	68,543
REGENXBIO, Inc. *	70,808	2,036,438
Relay Therapeutics, Inc. *	66,853	2,469,550
Relmada Therapeutics, Inc. *	29,728	919,487
Replimune Group, Inc. *	43,318	1,811,126
Retrophin, Inc. *	101,592	2,056,222
Revance Therapeutics, Inc. *	130,732	3,383,344
REVOLUTION Medicines, Inc. *	80,154	2,419,849
Rhythm Pharmaceuticals, Inc. *	69,890	1,479,571
Rigel Pharmaceuticals, Inc. *	352,111	873,235
Rocket Pharmaceuticals, Inc. *	70,837	1,979,186
Rubius Therapeutics, Inc. *	73,288	310,008
Sangamo Therapeutics, Inc. *	239,414	2,475,541
Satsuma Pharmaceuticals, Inc. *	19,799	70,484
Savara, Inc. *	100,055	104,057
Scholar Rock Holding Corp. *	46,530	1,810,017
scPharmaceuticals, Inc. *	14,397	124,102
Selecta Biosciences, Inc. *	138,029	408,566
Seres Therapeutics, Inc. *	110,335	3,077,243
SIGA Technologies, Inc. *	108,383	692,567
Soleno Therapeutics, Inc. *	123,492	214,876
Solid Biosciences, Inc. *	53,275	174,209
Sorrento Therapeutics, Inc. *(a)	458,080	3,179,075
Spectrum Pharmaceuticals, Inc. *	299,527	1,027,378
Spero Therapeutics, Inc. *	31,050	407,066
SpringWorks Therapeutics, Inc. *	44,054	2,554,691
Stoke Therapeutics, Inc. *	25,409	975,452
Strongbridge Biopharma plc *	75,231	146,700
Supernus Pharmaceuticals, Inc. *	101,407	1,861,833
Sutro Biopharma, Inc. *	53,781	691,624
Syndax Pharmaceuticals, Inc. *	55,513	966,481
Syros Pharmaceuticals, Inc. *	85,580	570,819
TCR2 Therapeutics, Inc. *	52,769	1,037,966
TG Therapeutics, Inc. *	229,927	5,810,255
TherapeuticsMD, Inc. *(a)	495,198	604,142
Theravance Biopharma, Inc. *	95,592	1,807,645
Translate Bio, Inc. *	141,640	1,817,241
Tricida, Inc. *	57,690	324,795
Turning Point Therapeutics, Inc. *	75,098	6,923,285
Twist Bioscience Corp. *	67,693	5,187,992
Tyme Technologies, Inc. *	141,257	122,625
Ultragenyx Pharmaceutical, Inc. *	119,279	11,987,539
UNITY Biotechnology, Inc. *	69,198	267,796
UroGen Pharma Ltd. *	39,970	900,124
Vanda Pharmaceuticals, Inc. *	111,797	1,195,110
Vaxart, Inc. *(a)	108,886	535,719
Vaxcyte, Inc. *	37,819	1,413,296
VBI Vaccines, Inc. *(a)	356,970	838,879
Veracyte, Inc. *	119,003	4,124,644
Verastem, Inc. *	352,681	423,217
Vericel Corp. *	93,560	1,733,667
Verrica Pharmaceuticals, Inc. *(a)	24,753	183,420
Viela Bio, Inc. *	44,948	1,434,291
Viking Therapeutics, Inc. *	135,284	761,649
Vir Biotechnology, Inc. *	111,356	3,501,033
Voyager Therapeutics, Inc. *	53,791	571,798
vTv Therapeutics, Inc., Class A *(a)	20,946	35,608
VYNE Therapeutics, Inc. *	301,398	482,237
WaVe Life Sciences Ltd. *	50,850	359,510
X4 Pharmaceuticals, Inc. *	31,710	182,015
XBiotech, Inc. *(a)	29,685	507,910
Xencor, Inc. *	114,591	4,398,003
Xeris Pharmaceuticals, Inc. *(a)	95,395	451,218
XOMA Corp. *(a)	12,074	299,556

26
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Y-mAbs Therapeutics, Inc. *	62,253	2,660,693
Zentalis Pharmaceuticals, Inc. *	23,927	947,270
ZIOPHARM Oncology, Inc. *	443,321	926,541
Zogenix, Inc. *	115,533	2,463,164
		544,583,701

Real Estate 6.3%
Acadia Realty Trust	176,409	1,645,896
Agree Realty Corp.	110,381	6,851,349
Alexander & Baldwin, Inc.	149,885	1,926,022
Alexander's, Inc.	4,459	1,084,384
Alpine Income Property Trust, Inc.	13,276	185,200
Altisource Portfolio Solutions S.A. *	9,847	109,597
American Assets Trust, Inc.	104,687	2,191,099
American Finance Trust, Inc.	227,053	1,308,961
American Realty Investors, Inc. *	2,246	18,215
Armada Hoffler Properties, Inc.	118,949	1,071,730
Bluerock Residential Growth REIT, Inc.	50,457	436,958
BRT Apartments Corp.	21,140	263,193
CareTrust REIT, Inc.	197,643	3,379,695
CatchMark Timber Trust, Inc., Class A	101,388	881,062
Chatham Lodging Trust	95,116	699,103
CIM Commercial Trust Corp.	23,639	189,112
City Office REIT, Inc.	89,102	563,125
Clipper Realty, Inc.	29,153	163,840
Colony Capital, Inc.	998,542	3,554,809
Columbia Property Trust, Inc.	238,144	2,519,564
Community Healthcare Trust, Inc.	44,922	2,079,889
CoreCivic, Inc.	248,775	1,594,648
CorEnergy Infrastructure Trust, Inc.	27,209	127,338
CorePoint Lodging, Inc.	81,963	391,783
CTO Realty Growth, Inc.	9,754	430,444
Cushman & Wakefield plc *	229,712	2,692,225
DiamondRock Hospitality Co.	415,257	2,051,370
Diversified Healthcare Trust	493,028	1,427,316
Easterly Government Properties, Inc.	166,122	3,471,950
EastGroup Properties, Inc.	80,123	10,662,769
Essential Properties Realty Trust, Inc.	191,083	3,156,691
eXp World Holdings, Inc. *	50,660	2,147,477
Farmland Partners, Inc.	53,062	341,719
Fathom Holdings, Inc. *	9,786	183,585
Forestar Group, Inc. *	34,305	570,835
Four Corners Property Trust, Inc.	145,560	3,688,490
Franklin Street Properties Corp.	215,120	903,504
Front Yard Residential Corp.	104,134	1,394,354
FRP Holdings, Inc. *	13,657	552,562
Getty Realty Corp.	70,780	1,860,098
Gladstone Commercial Corp.	70,020	1,137,825
Gladstone Land Corp.	40,887	567,103
Global Medical REIT, Inc.	86,911	1,080,304
Global Net Lease, Inc.	186,346	2,651,704
Griffin Industrial Realty, Inc.	5,196	275,648
Healthcare Realty Trust, Inc.	280,339	7,793,424
Hersha Hospitality Trust	69,209	339,124
Independence Realty Trust, Inc.	197,161	2,395,506
Industrial Logistics Properties Trust	134,167	2,573,323
Innovative Industrial Properties, Inc.	44,022	5,134,286
Investors Real Estate Trust	26,672	1,797,960
iStar, Inc.	151,596	1,788,833
Jernigan Capital, Inc.	46,294	800,423
Kennedy-Wilson Holdings, Inc.	252,783	3,331,680
Kite Realty Group Trust	172,731	1,789,493
Lexington Realty Trust	566,046	5,620,837
LTC Properties, Inc.	80,347	2,652,254
Mack-Cali Realty Corp.	180,529	1,984,014
Marcus & Millichap, Inc. *	48,388	1,511,157
Maui Land & Pineapple Co., Inc. *	14,430	145,599
Security	Number of Shares	Value ($)
Monmouth Real Estate Investment Corp.	197,574	2,736,400
National Health Investors, Inc.	89,163	4,997,586
National Storage Affiliates Trust	129,688	4,395,126
NETSTREIT Corp.	24,820	435,343
New Senior Investment Group, Inc.	169,753	663,734
Newmark Group, Inc., Class A	296,825	1,405,466
NexPoint Residential Trust, Inc.	45,107	1,999,142
Office Properties Income Trust	99,506	1,831,905
One Liberty Properties, Inc.	33,250	513,047
Pebblebrook Hotel Trust	269,011	3,222,752
Physicians Realty Trust	432,288	7,288,376
Piedmont Office Realty Trust, Inc., Class A	261,148	2,982,310
Plymouth Industrial REIT, Inc.	32,953	418,833
PotlatchDeltic Corp.	135,782	5,641,742
Preferred Apartment Communities, Inc., Class A	98,914	534,136
PS Business Parks, Inc.	41,658	4,750,262
QTS Realty Trust, Inc., Class A	127,017	7,812,816
Rafael Holdings, Inc., Class B *	18,525	303,810
RE/MAX Holdings, Inc., Class A	36,996	1,196,451
Realogy Holdings Corp. *	238,303	2,659,461
Redfin Corp. *	200,903	8,391,718
Retail Opportunity Investments Corp.	240,641	2,341,437
Retail Properties of America, Inc., Class A	445,973	2,336,899
Retail Value, Inc.	33,771	422,137
RLJ Lodging Trust	339,044	2,773,380
RPT Realty	167,280	817,999
Ryman Hospitality Properties, Inc.	104,388	4,159,862
Sabra Health Care REIT, Inc.	425,591	5,600,778
Safehold, Inc.	35,955	2,474,423
Saul Centers, Inc.	24,580	608,355
Seritage Growth Properties, Class A *(a)	70,404	896,243
Service Properties Trust	338,328	2,439,345
SITE Centers Corp.	318,506	2,169,026
STAG Industrial, Inc.	310,776	9,671,349
Stratus Properties, Inc. *	12,054	257,594
Summit Hotel Properties, Inc.	214,992	1,135,158
Sunstone Hotel Investors, Inc.	444,268	3,296,469
Tanger Factory Outlet Centers, Inc. (a)	188,399	1,166,190
Tejon Ranch Co. *	42,813	586,966
Terreno Realty Corp.	138,312	7,784,199
The GEO Group, Inc.	243,203	2,154,779
The Macerich Co. (a)	311,304	2,166,676
The RMR Group, Inc., Class A	31,615	842,856
The St. Joe Co. *	68,278	1,846,237
Transcontinental Realty Investors, Inc. *	2,895	63,690
UMH Properties, Inc.	76,001	1,035,894
Uniti Group, Inc.	399,737	3,525,680
Universal Health Realty Income Trust	26,700	1,427,649
Urban Edge Properties	241,376	2,268,934
Urstadt Biddle Properties, Inc., Class A	61,604	585,854
Washington Real Estate Investment Trust	170,648	2,982,927
Whitestone REIT	82,465	491,491
Xenia Hotels & Resorts, Inc.	235,593	1,941,286
		250,594,636

Retailing 3.8%
1-800-Flowers.com, Inc., Class A *	51,764	1,026,480
Aaron's Holdings Co., Inc.	139,766	7,304,171
Abercrombie & Fitch Co., Class A	129,391	1,839,940
America's Car-Mart, Inc. *	13,134	1,136,354
American Eagle Outfitters, Inc.	311,981	4,277,259
Asbury Automotive Group, Inc. *	39,834	4,102,105
At Home Group, Inc. *	111,505	1,816,416
Bed Bath & Beyond, Inc.	262,075	5,189,085
Big Lots, Inc.	81,173	3,863,835
Boot Barn Holdings, Inc. *	59,330	1,899,747

27
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Caleres, Inc.	76,831	590,062
Camping World Holdings, Inc., Class A	68,195	1,803,076
CarParts.com, Inc. *	43,424	551,051
Chico's FAS, Inc.	247,465	264,788
Citi Trends, Inc.	20,632	538,701
Conn's, Inc. *	36,371	340,796
Core-Mark Holding Co., Inc.	92,855	2,539,584
Designer Brands, Inc., Class A	127,669	552,807
Dillard’s, Inc., Class A (a)	15,670	700,919
Duluth Holdings, Inc., Class B *	22,416	343,861
Envela Corp. *	16,555	66,882
Express, Inc. *	118,290	72,275
Funko, Inc., Class A *	48,551	307,813
GameStop Corp., Class A *(a)	118,851	1,244,370
Genesco, Inc. *	29,427	521,446
Greenlane Holdings, Inc., Class A *	21,662	52,639
Group 1 Automotive, Inc.	36,196	3,839,672
Groupon, Inc. *	48,074	932,155
GrowGeneration Corp. *	74,393	1,242,363
Guess?, Inc.	87,792	1,034,190
Haverty Furniture Cos., Inc.	34,979	875,175
Hibbett Sports, Inc. *	34,275	1,295,938
Hudson Ltd., Class A *	82,306	628,818
Lands' End, Inc. *	24,017	385,473
Liquidity Services, Inc. *	57,494	490,424
Lithia Motors, Inc., Class A	52,818	12,125,428
Lumber Liquidators Holdings, Inc. *	59,358	1,312,999
Macy's, Inc.	646,219	4,013,020
Magnite, Inc. *	219,235	1,979,692
MarineMax, Inc. *	42,853	1,284,733
Monro, Inc.	68,542	2,882,876
Murphy USA, Inc. *	57,187	6,993,398
National Vision Holdings, Inc. *	166,709	6,723,374
OneWater Marine, Inc., Class A *	10,736	200,012
Overstock.com, Inc. *	88,396	4,959,016
PetMed Express, Inc.	40,673	1,203,107
Quotient Technology, Inc. *	178,713	1,590,546
Rent-A-Center, Inc.	100,747	3,113,082
RH *	32,237	10,806,809
Sally Beauty Holdings, Inc. *	234,442	1,962,280
Shoe Carnival, Inc.	19,457	602,778
Shutterstock, Inc.	45,456	2,975,095
Signet Jewelers Ltd.	108,418	2,415,553
Sleep Number Corp. *	55,877	3,540,367
Sonic Automotive, Inc., Class A	49,598	1,788,504
Sportsman's Warehouse Holdings, Inc. *	88,902	1,157,504
Stamps.com, Inc. *	35,220	7,862,513
Stitch Fix, Inc., Class A *	116,231	4,001,833
The Buckle, Inc.	60,214	1,442,727
The Cato Corp., Class A	42,589	260,645
The Children's Place, Inc.	29,260	739,400
The Container Store Group, Inc. *	40,270	383,370
The Michaels Cos., Inc. *	154,860	1,255,915
The ODP Corp.	108,558	2,116,881
The RealReal Inc *	129,661	1,632,432
Tilly's, Inc., Class A	44,347	272,291
Urban Outfitters, Inc. *	142,479	3,182,981
Waitr Holdings, Inc. *	173,921	443,499
Weyco Group, Inc.	12,841	203,401
Winmark Corp.	6,221	1,053,900
Zumiez, Inc. *	43,462	1,216,936
		153,369,567

Semiconductors & Semiconductor Equipment 2.8%
Advanced Energy Industries, Inc. *	78,639	5,305,773
Alpha & Omega Semiconductor Ltd. *	42,025	666,517
Ambarella, Inc. *	68,779	3,760,148
Security	Number of Shares	Value ($)
Amkor Technology, Inc. *	207,526	2,459,183
Atomera, Inc. *(a)	33,222	270,759
Axcelis Technologies, Inc. *	68,825	1,518,968
AXT, Inc. *	80,777	480,623
Brooks Automation, Inc.	150,560	7,031,152
CEVA, Inc. *	45,145	1,820,246
CMC Materials, Inc.	60,171	8,555,715
Cohu, Inc.	85,442	1,856,655
CyberOptics Corp. *	14,500	334,080
Diodes, Inc. *	87,698	5,071,575
DSP Group, Inc. *	45,517	599,459
FormFactor, Inc. *	159,748	4,528,856
GSI Technology, Inc. *	34,625	211,559
Ichor Holdings Ltd. *	45,840	1,066,238
Impinj, Inc. *	34,817	888,182
Lattice Semiconductor Corp. *	278,802	9,730,190
MACOM Technology Solutions Holdings, Inc. *	97,715	3,566,598
Maxeon Solar Technologies Ltd. *(a)	20,402	330,512
MaxLinear, Inc. *	140,492	3,714,608
NeoPhotonics Corp. *	100,913	687,218
NVE Corp.	9,717	448,245
Onto Innovation, Inc. *	98,612	3,162,487
PDF Solutions, Inc. *	60,099	1,126,255
Photronics, Inc. *	131,378	1,280,936
Pixelworks, Inc. *	81,736	181,454
Power Integrations, Inc.	122,203	7,357,843
Rambus, Inc. *	235,755	3,251,061
Semtech Corp. *	133,873	7,348,289
Silicon Laboratories, Inc. *	89,870	9,208,080
SiTime Corp. *	18,945	1,581,718
SMART Global Holdings, Inc. *	29,016	765,732
SunPower Corp. *	159,052	2,543,241
Synaptics, Inc. *	70,501	5,405,312
Ultra Clean Holdings, Inc. *	83,093	1,769,050
Veeco Instruments, Inc. *	101,117	1,287,219
		111,171,736

Software & Services 7.4%
8x8, Inc. *	214,366	3,704,244
A10 Networks, Inc. *	126,566	853,055
ACI Worldwide, Inc. *	237,337	6,923,120
Agilysys, Inc. *	37,523	1,016,123
Alarm.com Holdings, Inc. *	98,363	5,737,514
Altair Engineering, Inc., Class A *	87,736	3,775,280
American Software, Inc., Class A	61,847	907,914
Appfolio, Inc., Class A *	33,754	4,822,434
Appian Corp. *	73,588	4,658,120
Asure Software, Inc. *	28,849	203,962
Avaya Holdings Corp. *	171,982	2,958,090
Benefitfocus, Inc. *	59,726	613,386
Blackbaud, Inc.	102,419	5,053,353
Blackline, Inc. *	104,001	10,158,818
Bottomline Technologies (DE), Inc. *	89,546	3,556,767
Box, Inc., Class A *	287,143	4,450,717
Brightcove, Inc. *	82,773	1,047,078
Cardtronics plc, Class A *	74,813	1,332,420
Cass Information Systems, Inc.	29,586	1,160,363
Cerence, Inc. *	76,055	4,151,082
ChannelAdvisor Corp. *	57,537	932,099
Cloudera, Inc. *	424,061	4,121,873
CommVault Systems, Inc. *	86,402	3,420,655
Conduent, Inc. *	342,938	1,195,139
Cornerstone OnDemand, Inc. *	125,477	4,766,871
CSG Systems International, Inc.	67,975	2,574,893
Digimarc Corp. *	24,472	775,518
Digital Turbine, Inc. *	170,628	4,890,199

28
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Domo, Inc., Class B *	52,989	1,683,461
Ebix, Inc.	54,813	989,923
eGain Corp. *	43,495	689,396
Endurance International Group Holdings, Inc. *	136,784	794,715
Envestnet, Inc. *	110,081	8,447,616
EVERTEC, Inc.	124,600	4,146,688
Evo Payments, Inc., Class A *	84,786	1,786,441
ExlService Holdings, Inc. *	69,520	5,265,445
GreenSky, Inc., Class A *	128,969	610,023
Grid Dynamics Holdings, Inc. *	44,124	344,167
GTT Communications, Inc. *(a)	65,068	240,101
GTY Technology Holdings, Inc. *	95,320	277,381
I3 Verticals, Inc., Class A *	30,538	629,999
Information Services Group, Inc. *	74,878	153,500
Intelligent Systems Corp. *	15,485	587,191
International Money Express, Inc. *	48,989	681,437
j2 Global, Inc. *	93,843	6,370,063
KBR, Inc.	295,249	6,581,100
Limelight Networks, Inc. *	244,269	862,270
LivePerson, Inc. *	127,790	6,831,653
LiveRamp Holdings, Inc. *	132,895	8,783,031
ManTech International Corp., Class A	56,189	3,645,542
MAXIMUS, Inc.	126,758	8,566,306
MicroStrategy, Inc., Class A *	16,043	2,680,304
Mimecast Ltd. *	118,359	4,522,497
Mitek Systems, Inc. *	82,798	1,030,835
MobileIron, Inc. *	202,347	1,424,523
Model N, Inc. *	70,882	2,497,173
MoneyGram International, Inc. *	126,933	653,705
NIC, Inc.	136,812	3,067,325
OneSpan, Inc. *	69,397	1,521,876
Park City Group, Inc. *	26,481	114,928
Paysign, Inc. *	62,896	299,385
Perficient, Inc. *	67,721	2,651,954
Perspecta, Inc.	288,473	5,172,321
PFSweb, Inc. *	33,104	205,245
Ping Identity Holding Corp. *	76,063	2,106,184
Priority Technology Holdings, Inc. *	13,581	39,249
Progress Software Corp.	92,759	3,373,645
PROS Holdings, Inc. *	81,624	2,299,348
Q2 Holdings, Inc. *	102,813	9,380,658
QAD, Inc., Class A	23,931	1,001,273
Qualys, Inc. *	70,573	6,199,838
Rackspace Technology, Inc. *(a)	70,149	1,104,847
Rapid7, Inc. *	104,324	6,460,785
Repay Holdings Corp. *	123,540	2,783,356
Rimini Street, Inc. *	46,756	148,217
SailPoint Technologies Holding, Inc. *	182,408	7,571,756
Sapiens International Corp. NV	53,280	1,445,486
Seachange International, Inc. *	64,744	48,558
SecureWorks Corp., Class A *	17,659	183,654
ServiceSource International, Inc. *	173,584	241,282
ShotSpotter, Inc. *	16,647	487,924
Smith Micro Software, Inc. *	71,997	296,628
Sprout Social, Inc., Class A *	56,571	2,472,153
SPS Commerce, Inc. *	72,789	6,230,011
StarTek, Inc. *	34,785	182,621
SVMK, Inc. *	250,970	5,252,802
Sykes Enterprises, Inc. *	80,365	2,751,698
Synchronoss Technologies, Inc. *	85,994	238,203
Telenav, Inc. *	66,717	271,538
Tenable Holdings, Inc. *	144,302	4,922,141
The Hackett Group, Inc.	52,004	671,892
TTEC Holdings, Inc.	37,728	2,066,740
Tucows, Inc., Class A *	19,460	1,435,953
Unisys Corp. *	128,640	1,690,330
Upland Software, Inc. *	54,026	2,253,965
Security	Number of Shares	Value ($)
Varonis Systems, Inc. *	64,585	7,464,088
Verint Systems, Inc. *	132,756	6,441,321
Veritone, Inc. *(a)	49,482	464,141
Verra Mobility Corp. *	277,984	2,671,426
VirnetX Holding Corp.	131,533	728,693
Virtusa Corp. *	60,609	3,048,633
Workiva, Inc. *	80,959	4,477,842
Xperi Holding Corp.	223,158	2,767,159
Yext, Inc. *	208,993	3,465,104
Zix Corp. *	113,606	696,405
Zuora, Inc., Class A *	208,491	2,005,683
		294,413,837

Technology Hardware & Equipment 3.2%
3D Systems Corp. *	243,057	1,382,994
Acacia Communications, Inc. *	80,463	5,450,564
ADTRAN, Inc.	99,299	1,061,506
Akoustis Technologies, Inc. *(a)	64,338	533,362
Applied Optoelectronics, Inc. *	44,741	392,826
Arlo Technologies, Inc. *	160,699	716,718
Avid Technology, Inc. *	64,762	603,582
Badger Meter, Inc.	60,294	4,421,962
Bel Fuse, Inc., Class B	20,501	240,067
Belden, Inc.	91,718	2,832,252
Benchmark Electronics, Inc.	75,772	1,578,331
CalAmp Corp. *	68,397	484,251
Calix, Inc. *	109,243	2,557,379
Cambium Networks Corp. *	11,068	255,007
Casa Systems, Inc. *	66,070	275,512
Clearfield, Inc. *	22,878	478,837
Comtech Telecommunications Corp.	50,403	725,803
CTS Corp.	66,118	1,827,502
Daktronics, Inc.	77,921	303,892
Diebold Nixdorf, Inc. *	145,915	909,050
Digi International, Inc. *	59,522	876,759
DZS, Inc. *	23,926	272,517
Eastman Kodak Co. *(a)	31,199	215,897
ePlus, Inc. *	27,608	1,863,816
Extreme Networks, Inc. *	247,521	1,004,935
Fabrinet *	76,009	4,562,060
FARO Technologies, Inc. *	36,875	2,221,350
Fitbit, Inc., Class A *	503,184	3,542,415
Genasys, Inc. *	70,743	425,873
Harmonic, Inc. *	196,993	1,170,138
II-VI, Inc. *	208,882	9,497,865
Immersion Corp. *	35,530	218,865
Infinera Corp. *	330,713	2,070,263
Inseego Corp. *(a)	141,648	1,232,338
Insight Enterprises, Inc. *	71,670	3,823,594
Intellicheck, Inc. *	37,428	270,979
InterDigital, Inc.	63,955	3,580,201
Intevac, Inc. *	46,614	246,122
Iteris, Inc. *	84,492	318,535
Itron, Inc. *	83,020	5,641,209
Kimball Electronics, Inc. *	49,861	604,315
Knowles Corp. *	183,984	2,621,772
KVH Industries, Inc. *	34,626	300,900
Luna Innovations, Inc. *	59,820	377,464
Methode Electronics, Inc.	76,251	2,346,243
MTS Systems Corp.	40,103	973,701
Napco Security Technologies, Inc. *	23,729	572,343
NETGEAR, Inc. *	61,180	1,885,568
NetScout Systems, Inc. *	144,223	2,959,456
nLight, Inc. *	72,414	1,538,073
Novanta, Inc. *	70,865	7,704,443
OSI Systems, Inc. *	35,184	2,714,797
PAR Technology Corp. *	33,404	1,234,946

29
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
PC Connection, Inc.	22,922	1,044,097
PCTEL, Inc. *	37,870	193,137
Plantronics, Inc.	71,025	1,386,408
Plexus Corp. *	59,371	4,128,659
Powerfleet, Inc. *	58,847	356,024
Quantum Corp. *	59,321	247,962
Research Frontiers, Inc. *(a)	57,115	147,928
Resonant, Inc. *(a)	106,683	244,304
Ribbon Communications, Inc. *	141,449	609,645
Rogers Corp. *	38,728	4,694,608
Sanmina Corp. *	138,883	3,394,301
ScanSource, Inc. *	52,526	1,055,773
Super Micro Computer, Inc. *	93,319	2,120,208
TTM Technologies, Inc. *	207,558	2,463,713
Viavi Solutions, Inc. *	472,888	5,840,167
Vishay Intertechnology, Inc.	274,948	4,459,657
Vishay Precision Group, Inc. *	25,741	614,952
Wrap Technologies, Inc. *(a)	24,620	127,285
		129,049,977

Telecommunication Services 1.0%
Alaska Communications Systems Group, Inc.	111,862	213,656
Anterix, Inc. *	22,390	714,689
ATN International, Inc.	23,262	1,039,811
Bandwidth, Inc., Class A *	39,727	6,370,423
Boingo Wireless, Inc. *	91,060	850,500
Cincinnati Bell, Inc. *	104,190	1,568,059
Cogent Communications Holdings, Inc.	87,986	4,909,619
Consolidated Communications Holdings, Inc. *	151,179	706,006
Gogo, Inc. *(a)	114,695	922,148
IDT Corp., Class B *	31,756	302,635
Iridium Communications, Inc. *	243,554	6,432,261
Liberty Latin America Ltd., Class A *	95,954	940,349
Liberty Latin America Ltd., Class C *	322,504	3,134,739
Ooma, Inc. *	42,950	606,025
ORBCOMM, Inc. *	150,660	647,838
Shenandoah Telecommunications Co.	99,745	4,350,877
Spok Holdings, Inc.	36,435	330,830
Vonage Holdings Corp. *	479,420	5,072,264
		39,112,729

Transportation 1.4%
Air Transport Services Group, Inc. *	122,212	3,426,824
Allegiant Travel Co.	27,030	3,642,563
ArcBest Corp.	52,375	1,598,485
Atlas Air Worldwide Holdings, Inc. *	53,502	3,165,178
Avis Budget Group, Inc. *	108,780	3,662,623
Costamare, Inc.	102,142	581,188
Covenant Logistics Group, Inc. *	24,206	333,317
Daseke, Inc. *	93,213	612,409
Eagle Bulk Shipping, Inc. *	13,207	181,728
Echo Global Logistics, Inc. *	54,461	1,468,813
Forward Air Corp.	57,486	3,619,893
Genco Shipping & Trading Ltd.	35,175	227,231
Hawaiian Holdings, Inc.	94,479	1,308,534
Heartland Express, Inc.	100,684	1,843,524
Hub Group, Inc., Class A *	67,694	3,393,500
Marten Transport Ltd.	123,072	1,888,540
Matson, Inc.	88,424	4,593,627
Mesa Air Group, Inc. *	61,387	193,983
P.A.M. Transportation Services, Inc. *	3,569	141,332
Pangaea Logistics Solutions Ltd.	23,042	61,522
Radiant Logistics, Inc. *	81,573	419,285
Safe Bulkers, Inc. *	110,082	97,599
Security	Number of Shares	Value ($)
Saia, Inc. *	54,477	8,044,074
Scorpio Bulkers, Inc.	18,481	202,921
SkyWest, Inc.	102,469	2,974,675
Spirit Airlines, Inc. *	185,203	3,254,017
Universal Logistics Holdings, Inc.	16,120	318,048
US Xpress Enterprises, Inc., Class A *	46,884	338,034
Werner Enterprises, Inc.	126,252	4,800,101
		56,393,568

Utilities 3.3%
ALLETE, Inc.	107,952	5,568,164
American States Water Co.	76,460	5,710,797
Artesian Resources Corp., Class A	16,850	593,625
Atlantic Power Corp. *	180,914	360,019
Avista Corp.	139,405	4,631,034
Black Hills Corp.	130,325	7,384,214
Brookfield Infrastructure Corp., Class A (a)	67,282	3,664,850
Brookfield Renewable Corp., Class A	141,696	9,461,042
Cadiz, Inc. *(a)	41,163	393,107
California Water Service Group	102,340	4,561,294
Chesapeake Utilities Corp.	33,579	3,264,215
Clearway Energy, Inc., Class A	72,540	1,901,273
Clearway Energy, Inc., Class C	167,601	4,719,644
Consolidated Water Co., Ltd.	29,993	301,730
Genie Energy Ltd., Class B	28,082	232,800
Global Water Resources, Inc.	26,336	279,162
MGE Energy, Inc.	75,629	4,917,398
Middlesex Water Co.	35,482	2,275,815
New Jersey Resources Corp.	197,892	5,774,489
Northwest Natural Holding Co.	63,356	2,815,541
NorthWestern Corp.	105,181	5,483,085
ONE Gas, Inc.	108,567	7,495,466
Ormat Technologies, Inc.	82,844	5,871,154
Otter Tail Corp.	84,284	3,232,291
PNM Resources, Inc.	164,492	8,224,600
Portland General Electric Co.	186,311	7,322,022
Pure Cycle Corp. *	39,746	349,765
RGC Resources, Inc.	15,761	375,112
SJW Group.	54,575	3,312,157
South Jersey Industries, Inc.	209,260	4,032,440
Southwest Gas Holdings, Inc.	116,180	7,635,350
Spark Energy, Inc., Class A	24,901	227,097
Spire, Inc.	104,040	5,830,402
Sunnova Energy International, Inc. *	110,320	2,654,299
The York Water Co.	26,925	1,137,581
Unitil Corp.	30,672	1,059,718
		133,052,752
Total Common Stock
(Cost $3,189,817,855)		3,975,531,941

Rights 0.0% of net assets

Capital Goods 0.0%
HC2 Holdings, Inc. expires 11/20/20 *(b)	78,545	—

Media & Entertainment 0.0%
Media General, Inc. CVR *(b)	174,886	14,883

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Aduro Biotech, Inc. CVR *(b)	27,867	83,601
Omthera Pharmaceuticals, Inc. CVR *(b)	8,400	—

30
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Oncternal Therapeutics, Inc. CVR *(a)(b)	1,506	3,087
Tobira Therapeutics, Inc. CVR *(b)	14,029	167,575
		254,263
Total Rights
(Cost $6,703)		269,146

Warrants 0.0% of net assets

Energy 0.0%
Pulse Biosciences, Inc. expires 05/14/25 *(b)	948	9,962
Total Warrants
(Cost $—)		9,962

Other Investment Company 1.5% of net assets

Securities Lending Collateral 1.5%
Wells Fargo Government Money Market Fund, Select Class 0.04% (c)	57,653,589	57,653,589
Total Other Investment Company
(Cost $57,653,589)		57,653,589
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.3% of net assets

Time Deposit 0.3%
Sumitomo Mitsui Banking Corp.
0.01%, 11/02/20 (d)	13,572,108	13,572,108
Total Short-Term Investment
(Cost $13,572,108)		13,572,108

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 2000 Index, e-mini, expires 12/18/20	160	12,294,400	(514,409)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $53,460,251.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
31
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.3% of net assets

Automobiles & Components 1.4%
Adient plc *	30,290	642,754
American Axle & Manufacturing Holdings, Inc. *	37,198	249,971
Aptiv plc	93,676	9,038,797
Arcimoto, Inc. *(a)	15,547	83,798
Autoliv, Inc.	26,885	2,037,883
BorgWarner, Inc.	84,288	2,948,394
Cooper Tire & Rubber Co.	18,311	629,715
Cooper-Standard Holdings, Inc. *	6,229	97,733
Dana, Inc.	53,165	743,778
Dorman Products, Inc. *	10,202	910,733
Ford Motor Co.	1,356,645	10,486,866
Fox Factory Holding Corp. *	13,913	1,169,805
General Motors Co.	437,717	15,114,368
Gentex Corp.	84,954	2,350,677
Gentherm, Inc. *	11,532	533,816
Harley-Davidson, Inc.	55,085	1,811,195
Horizon Global Corp. *	12,146	68,261
LCI Industries	9,130	1,001,196
Lear Corp.	18,488	2,233,535
Modine Manufacturing Co. *	17,500	112,000
Motorcar Parts of America, Inc. *	5,552	81,781
NII Holdings, Inc. Escrow *(b)	28,127	57,379
Patrick Industries, Inc.	7,687	428,550
Standard Motor Products, Inc.	6,796	311,257
Stoneridge, Inc. *	10,196	232,775
Strattec Security Corp.	1,500	43,560
Tenneco, Inc., Class A *	22,341	192,579
Tesla, Inc. *	258,880	100,455,795
The Goodyear Tire & Rubber Co.	81,683	676,335
Thor Industries, Inc.	19,360	1,637,469
Veoneer, Inc. *	34,040	523,195
Visteon Corp. *	9,724	871,757
Winnebago Industries, Inc.	11,705	549,550
Workhorse Group, Inc. *(a)	32,387	498,112
XPEL, Inc. *	4,445	110,147
		158,935,516

Banks 3.7%
1st Constitution Bancorp	2,000	26,080
1st Source Corp.	5,295	177,330
ACNB Corp.	2,463	51,403
Allegiance Bancshares, Inc.	7,867	222,636
Altabancorp	5,381	117,144
Amalgamated Bank, Class A	6,975	77,423
Amerant Bancorp, Inc. *	8,788	88,495
American National Bankshares, Inc.	4,310	98,268
American River Bankshares	3,244	33,478
Ameris Bancorp	22,504	659,367
AmeriServ Financial, Inc.	10,799	29,805
Ames National Corp.	2,389	46,108
Arrow Financial Corp.	5,135	140,545
Associated Banc-Corp.	54,272	742,984
Atlantic Capital Bancshares, Inc. *	7,985	110,832
Atlantic Union Bankshares Corp.	29,178	737,912
Security	Number of Shares	Value ($)
Auburn National Bancorp, Inc.	1,391	51,690
Axos Financial, Inc. *	19,991	544,955
Banc of California, Inc.	17,916	214,992
BancFirst Corp.	6,788	301,727
BancorpSouth Bank	34,911	817,267
Bank First Corp. (a)	2,265	144,983
Bank of America Corp.	2,648,462	62,768,549
Bank of Commerce Holdings	5,000	40,050
Bank of Hawaii Corp.	14,212	861,816
Bank of Marin Bancorp	3,742	112,784
Bank OZK	42,925	1,063,681
BankFinancial Corp.	4,321	31,759
BankUnited, Inc.	31,580	797,395
Bankwell Financial Group, Inc.	2,000	33,000
Banner Corp.	12,659	466,737
Bar Harbor Bankshares	5,502	112,351
Baycom Corp. *	4,870	54,057
BCB Bancorp, Inc.	4,200	38,178
Berkshire Hills Bancorp, Inc.	16,351	213,054
BOK Financial Corp.	11,253	661,001
Boston Private Financial Holdings, Inc.	28,203	174,295
Bridge Bancorp, Inc.	5,500	107,470
Bridgewater Bancshares, Inc. *	4,163	46,251
Brookline Bancorp, Inc.	26,142	250,440
Bryn Mawr Bank Corp.	6,152	165,243
Business First Bancshares, Inc.	9,863	163,824
Byline Bancorp, Inc.	9,933	130,520
C&F Financial Corp.	1,200	37,380
Cadence BanCorp	41,959	470,780
California Bancorp, Inc. *	4,859	66,325
Cambridge Bancorp	3,286	204,028
Camden National Corp.	4,903	156,749
Capital Bancorp, Inc. *	5,118	53,841
Capital City Bank Group, Inc.	5,225	111,345
Capitol Federal Financial, Inc.	48,563	557,503
Capstar Financial Holdings, Inc.	2,802	29,113
Carter Bank & Trust	8,134	56,531
Cathay General Bancorp	24,528	577,144
CB Financial Services, Inc.	1,482	29,062
CBTX, Inc.	6,037	114,099
Central Pacific Financial Corp.	8,622	118,725
Central Valley Community Bancorp	3,755	48,440
Century Bancorp, Inc., Class A	1,223	87,530
Chemung Financial Corp.	968	32,989
ChoiceOne Financial Services, Inc.	2,484	71,440
CIT Group, Inc.	35,794	1,054,133
Citigroup, Inc.	721,761	29,895,341
Citizens & Northern Corp.	4,229	71,639
Citizens Community Bancorp, Inc.	3,744	28,454
Citizens Financial Group, Inc.	146,690	3,997,302
Citizens Holdings Co.	2,747	59,610
City Holding Co.	5,897	356,356
Civista Bancshares, Inc.	3,796	54,131
CNB Financial Corp.	5,361	97,249
Coastal Financial Corp. *	4,438	65,949
Codorus Valley Bancorp, Inc.	2,828	38,065
Colony Bankcorp, Inc.	2,706	33,906
Columbia Banking System, Inc.	26,491	752,609
Columbia Financial, Inc. *	19,578	238,656
Comerica, Inc.	48,076	2,187,939

32
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Commerce Bancshares, Inc.	35,704	2,222,574
Community Bank System, Inc.	18,906	1,096,359
Community Bankers Trust Corp.	7,000	38,220
Community Trust Bancorp, Inc.	5,256	167,246
ConnectOne Bancorp, Inc.	11,372	175,470
County Bancorp, Inc.	2,567	47,490
CrossFirst Bankshares, Inc. *	12,123	101,227
Cullen/Frost Bankers, Inc.	20,148	1,415,800
Customers Bancorp, Inc. *	10,510	145,248
CVB Financial Corp.	47,985	839,737
Dime Community Bancshares, Inc.	9,580	121,187
Eagle Bancorp Montana, Inc.	2,558	49,267
Eagle Bancorp, Inc.	12,070	361,134
East West Bancorp, Inc.	49,851	1,818,564
Enterprise Bancorp, Inc.	2,816	63,670
Enterprise Financial Services Corp.	9,438	274,740
Equity Bancshares, Inc., Class A *	5,288	97,193
Esquire Financial Holdings, Inc. *	1,750	27,283
ESSA Bancorp, Inc.	2,841	36,109
Essent Group Ltd.	38,799	1,546,140
Evans Bancorp, Inc.	1,382	31,523
F.N.B. Corp.	112,543	850,825
Farmers & Merchants Bancorp, Inc.	4,577	91,815
Farmers National Banc Corp.	7,093	82,633
Fauquier Bankshares, Inc.	2,085	32,380
FB Financial Corp.	9,150	269,925
Federal Agricultural Mortgage Corp., Class C	2,925	188,926
Fidelity D&D Bancorp, Inc.	800	38,128
Fifth Third Bancorp	246,507	5,723,893
Financial Institutions, Inc.	4,637	82,214
First BanCorp	75,196	488,022
First BanCorp (North Carolina)	10,445	251,620
First Bank	6,451	48,318
First Busey Corp.	16,944	304,823
First Business Financial Services, Inc.	2,369	40,628
First Capital, Inc.	1,074	64,773
First Choice Bancorp	2,370	33,370
First Citizens BancShares, Inc., Class A	2,618	1,211,349
First Commonwealth Financial Corp.	32,758	282,374
First Community Bankshares, Inc.	4,583	86,985
First Community Corp.	2,104	29,898
First Financial Bancorp	32,014	457,800
First Financial Bankshares, Inc.	49,779	1,483,912
First Financial Corp.	3,997	138,776
First Financial Northwest, Inc.	2,467	24,448
First Foundation, Inc.	11,843	176,105
First Guaranty Bancshares, Inc.	2,349	34,178
First Hawaiian, Inc.	44,256	763,859
First Horizon National Corp.	189,525	1,972,955
First Internet Bancorp	4,592	98,820
First Interstate BancSystem, Inc., Class A	12,583	444,180
First Merchants Corp.	19,863	518,623
First Mid Bancshares, Inc.	6,521	181,023
First Midwest Bancorp, Inc.	39,319	493,453
First Northwest Bancorp	3,416	40,138
First Republic Bank	60,252	7,600,187
First Savings Financial Group, Inc.	860	46,483
First United Corp.	2,475	29,502
Flagstar Bancorp, Inc.	14,382	422,112
Flushing Financial Corp.	10,119	129,422
FNCB Bancorp, Inc.	4,152	22,836
Franklin Financial Services Corp.	1,600	35,200
FS Bancorp, Inc.	938	43,439
Fulton Financial Corp.	56,139	616,968
FVCBankcorp, Inc. *	5,555	68,549
German American Bancorp, Inc.	9,856	297,356
Glacier Bancorp, Inc.	32,256	1,154,765
Security	Number of Shares	Value ($)
Great Southern Bancorp, Inc.	3,639	149,017
Great Western Bancorp, Inc.	18,522	240,601
Greene County Bancorp, Inc.	1,473	33,216
Guaranty Bancshares, Inc.	2,780	80,342
Guaranty Federal Bancshares, Inc.	1,961	27,689
Hancock Whitney Corp.	28,840	659,571
Hanmi Financial Corp.	10,693	96,130
HarborOne Bancorp, Inc. *	19,941	187,445
Hawthorn Bancshares, Inc.	1,731	32,820
HBT Financial, Inc.	4,303	53,099
Heartland Financial USA, Inc.	11,104	365,766
Heritage Commerce Corp.	22,589	163,770
Heritage Financial Corp.	14,397	301,761
Hilltop Holdings, Inc.	25,847	589,570
Home Bancorp, Inc.	1,946	49,117
Home BancShares, Inc.	51,875	861,125
HomeStreet, Inc.	9,269	287,988
HomeTrust Bancshares, Inc.	6,004	95,884
Hope Bancorp, Inc.	47,307	381,767
Horizon Bancorp, Inc.	12,027	149,135
Howard Bancorp, Inc. *	4,800	48,624
Huntington Bancshares, Inc.	351,475	3,669,399
Independent Bank Corp.	12,257	702,204
Independent Bank Corp., Michigan	7,335	109,805
Independent Bank Group, Inc.	12,943	667,600
International Bancshares Corp.	19,695	545,158
Investar Holding Corp.	2,523	35,171
Investors Bancorp, Inc.	79,156	669,660
JPMorgan Chase & Co.	1,058,399	103,765,438
Kearny Financial Corp.	33,934	285,046
KeyCorp	337,866	4,385,501
Lakeland Bancorp, Inc.	15,000	166,950
Lakeland Financial Corp.	10,005	511,556
Landmark Bancorp, Inc.	2,724	63,878
LCNB Corp.	4,536	62,415
Level One Bancorp, Inc.	3,011	47,423
Live Oak Bancshares, Inc.	7,662	285,639
Luther Burbank Corp.	6,821	64,322
M&T Bank Corp.	44,306	4,589,215
Macatawa Bank Corp.	7,248	52,113
Mackinac Financial Corp.	2,963	29,423
MainStreet Bancshares, Inc. *	3,000	44,730
Malvern Bancorp, Inc. *	1,956	24,391
Mercantile Bank Corp.	5,614	122,722
Merchants Bancorp	5,609	121,042
Meridian Bancorp, Inc.	18,271	227,474
Meridian Corp.	2,531	44,495
Meta Financial Group, Inc.	11,373	333,684
Metrocity Bankshares, Inc.	10,648	148,753
Metropolitan Bank Holding Corp. *	2,381	71,311
MGIC Investment Corp.	117,784	1,184,907
Mid Penn Bancorp, Inc.	1,996	39,022
Middlefield Banc Corp.	1,808	34,497
Midland States Bancorp, Inc.	7,038	104,866
MidWestOne Financial Group, Inc.	3,261	65,709
MMA Capital Holdings, Inc. *	1,499	37,595
Mr Cooper Group, Inc. *	25,993	547,932
MVB Financial Corp.	3,423	54,597
National Bank Holdings Corp., Class A	9,231	278,315
National Bankshares, Inc.	2,688	73,060
NBT Bancorp, Inc.	16,748	458,560
New York Community Bancorp, Inc.	163,968	1,362,574
Nicolet Bankshares, Inc. *	2,665	164,430
NMI Holdings, Inc., Class A *	28,739	617,601
Northeast Bank *	1,965	37,708
Northfield Bancorp, Inc.	16,254	165,141
Northrim BanCorp, Inc.	2,596	74,142
Northwest Bancshares, Inc.	45,170	481,964

33
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Norwood Financial Corp.	1,600	36,608
Oak Valley Bancorp	2,528	35,063
OceanFirst Financial Corp.	21,028	314,789
Ocwen Financial Corp. *	2,248	51,929
OFG Bancorp	16,312	234,730
Ohio Valley Banc Corp.	1,139	24,386
Old National Bancorp	59,649	833,893
Old Second Bancorp, Inc.	10,602	90,647
Origin Bancorp, Inc.	7,855	175,716
Orrstown Financial Services, Inc.	2,174	30,393
Pacific Mercantile Bancorp *	4,589	17,025
Pacific Premier Bancorp, Inc.	31,264	797,232
PacWest Bancorp	41,311	794,824
Park National Corp.	4,958	454,401
Parke Bancorp, Inc.	2,462	29,618
PCB Bancorp	6,102	57,359
PCSB Financial Corp.	6,385	86,006
Peapack-Gladstone Financial Corp.	5,216	88,046
Penns Woods Bancorp, Inc.	2,250	46,485
PennyMac Financial Services, Inc.	14,649	744,462
People's United Financial, Inc.	152,462	1,626,770
Peoples Bancorp of North Carolina, Inc.	1,427	24,673
Peoples Bancorp, Inc.	6,847	154,742
Peoples Financial Services Corp.	2,448	87,761
Pinnacle Financial Partners, Inc.	25,044	1,146,765
Pioneer Bancorp, Inc. *	5,272	49,873
Plumas Bancorp	1,860	37,423
Ponce de Leon Federal Bank *	3,464	31,522
Popular, Inc.	30,002	1,266,084
Preferred Bank	5,001	169,184
Premier Financial Bancorp, Inc.	2,848	35,600
Premier Financial Corp.	13,975	251,410
Professional Holding Corp., Class A *	5,294	72,157
Prosperity Bancshares, Inc.	32,997	1,818,465
Provident Bancorp, Inc.	1,515	13,059
Provident Financial Holdings, Inc.	2,246	28,434
Provident Financial Services, Inc.	24,306	329,832
Prudential Bancorp, Inc.	2,109	24,443
QCR Holdings, Inc.	6,599	204,767
Radian Group, Inc.	69,916	1,254,992
RBB Bancorp	4,010	51,208
Red River Bancshares, Inc.	2,891	131,280
Regions Financial Corp.	331,023	4,402,606
Reliant Bancorp, Inc.	8,436	142,147
Renasant Corp.	21,291	607,006
Republic Bancorp, Inc., Class A	2,950	98,323
Republic First Bancorp, Inc. *	17,184	38,320
Richmond Mutual BanCorp., Inc.	7,448	81,556
Riverview Bancorp, Inc.	5,400	25,326
Rocket Cos., Inc., Class A *(a)	35,321	643,902
S&T Bancorp, Inc.	13,976	276,585
Salisbury Bancorp, Inc.	1,041	35,227
Sandy Spring Bancorp, Inc.	16,337	414,143
SB Financial Group, Inc.	2,430	37,276
Seacoast Banking Corp. of Florida *	17,503	375,964
Select Bancorp, Inc. *	5,100	37,995
ServisFirst Bancshares, Inc.	16,569	611,396
Severn Bancorp, Inc.	5,134	31,831
Shore Bancshares, Inc.	4,629	50,086
Sierra Bancorp	4,155	82,435
Signature Bank	18,545	1,497,323
Silvergate Capital Corp., Class A *	4,622	103,348
Simmons First National Corp., Class A	38,643	656,545
SmartFinancial, Inc.	4,105	61,329
Sound Financial Bancorp, Inc.	1,293	36,721
South Plains Financial, Inc.	3,800	55,670
South State Corp.	24,586	1,509,580
Southern First Bancshares, Inc. *	1,875	50,325
Security	Number of Shares	Value ($)
Southern Missouri Bancorp, Inc.	3,020	76,950
Southern National Bancorp of Virginia, Inc.	6,730	65,012
Southside Bancshares, Inc.	10,547	284,347
Spirit of Texas Bancshares, Inc.	3,720	47,281
Standard AVB Financial Corp.	1,872	61,439
Sterling Bancorp	67,222	899,430
Sterling Bancorp, Inc.	7,691	27,149
Stock Yards Bancorp, Inc.	7,278	278,165
Summit Financial Group, Inc.	3,433	61,828
SVB Financial Group *	18,215	5,295,100
Synovus Financial Corp.	51,358	1,335,308
TCF Financial Corp.	53,302	1,450,347
Territorial Bancorp, Inc.	2,571	54,531
Texas Capital Bancshares, Inc. *	17,582	791,190
TFS Financial Corp.	19,782	310,775
The Bancorp, Inc. *	15,734	151,046
The Bank of Princeton	1,521	29,918
The Community Financial Corp.	1,476	32,251
The First BanCorp, Inc.	3,885	89,860
The First Bancshares, Inc.	8,998	214,512
The First of Long Island Corp.	9,143	141,076
The Hingham Institution For Savings	534	107,852
The PNC Financial Services Group, Inc.	146,881	16,433,046
Timberland Bancorp, Inc.	2,502	47,663
Tompkins Financial Corp.	4,024	225,304
Towne Bank	22,138	402,469
TriCo Bancshares	9,785	283,080
TriState Capital Holdings, Inc. *	7,935	99,902
Triumph Bancorp, Inc. *	8,044	338,894
Truist Financial Corp.	468,133	19,717,762
TrustCo Bank Corp.	36,703	201,683
Trustmark Corp.	23,087	540,005
U.S. Bancorp	474,411	18,478,308
UMB Financial Corp.	15,587	948,781
Umpqua Holdings Corp.	75,835	952,488
Union Bankshares, Inc.	1,200	24,936
United Bankshares, Inc.	44,335	1,162,907
United Community Banks, Inc.	27,233	570,259
United Security Bancshares	4,123	25,645
Unity Bancorp, Inc.	2,299	32,232
Univest Financial Corp.	11,205	177,711
Valley National Bancorp	137,428	1,049,950
Veritex Holdings, Inc.	15,506	305,933
Walker & Dunlop, Inc.	10,059	632,510
Washington Federal, Inc.	26,742	569,337
Washington Trust Bancorp, Inc.	4,849	163,751
Waterstone Financial, Inc.	9,659	163,044
Webster Financial Corp.	32,488	1,046,438
Wells Fargo & Co.	1,429,403	30,660,694
WesBanco, Inc.	23,047	559,812
West Bancorp, Inc.	4,641	76,994
Westamerica Bancorp	9,950	521,081
Western Alliance Bancorp	35,203	1,450,364
Western New England Bancorp, Inc.	10,349	59,610
Wintrust Financial Corp.	20,500	1,009,215
WSFS Financial Corp.	17,604	557,871
Zions Bancorp NA	58,333	1,882,406
		425,034,459

Capital Goods 5.9%
3M Co.	199,711	31,945,772
A.O. Smith Corp.	46,694	2,413,613
AAON, Inc.	14,695	858,335
AAR Corp.	12,256	238,502
Acuity Brands, Inc.	14,092	1,256,161
Advanced Drainage Systems, Inc.	17,142	1,087,317

34
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
AECOM *	56,738	2,544,132
Aegion Corp. *	12,259	172,974
Aerojet Rocketdyne Holdings, Inc. *	26,090	845,838
Aerovironment, Inc. *	7,884	602,022
AGCO Corp.	21,548	1,659,842
AgEagle Aerial Systems, Inc. *(a)	25,454	50,399
Air Lease Corp.	36,625	997,665
Alamo Group, Inc.	3,373	405,873
Albany International Corp., Class A	10,638	541,900
Allegion plc	31,731	3,125,503
Allied Motion Technologies, Inc.	1,959	74,011
Allison Transmission Holdings, Inc.	37,992	1,373,411
Alpha Pro Tech Ltd. *(a)	4,213	59,782
Alta Equipment Group, Inc. *	11,534	87,889
Altra Industrial Motion Corp.	21,713	928,448
Ameresco, Inc., Class A *	5,440	208,842
American Superconductor Corp. *	5,600	77,896
American Woodmark Corp. *	5,572	460,303
AMETEK, Inc.	79,963	7,852,367
API Group Corp. *	44,126	634,973
Apogee Enterprises, Inc.	9,481	226,501
Applied Industrial Technologies, Inc.	13,758	839,926
Arcosa, Inc.	17,207	794,447
Argan, Inc.	4,405	181,442
Armstrong Flooring, Inc. *	7,547	22,339
Armstrong World Industries, Inc.	16,797	1,006,140
Astec Industries, Inc.	8,809	447,497
Astronics Corp. *	7,122	45,581
Atkore International Group, Inc. *	15,845	327,833
Axon Enterprise, Inc. *	22,067	2,182,426
AZZ, Inc.	9,021	303,015
Babcock & Wilcox Enterprises, Inc. *	12,254	29,042
Barnes Group, Inc.	16,937	621,588
Beacon Roofing Supply, Inc. *	18,990	582,993
Bloom Energy Corp., Class A *	28,436	359,431
Blue Bird Corp. *	6,024	69,517
BlueLinx Holdings, Inc. *	2,241	49,257
BMC Stock Holdings, Inc. *	24,109	954,475
Builders FirstSource, Inc. *	41,981	1,272,024
BWX Technologies, Inc.	33,686	1,853,067
CAI International, Inc.	4,600	121,210
Carlisle Cos., Inc.	19,363	2,398,495
Carrier Global Corp.	282,644	9,437,483
Caterpillar, Inc.	187,654	29,471,061
Chart Industries, Inc. *	12,575	1,061,959
CIRCOR International, Inc. *	7,526	209,975
Colfax Corp. *	33,216	903,143
Columbus McKinnon Corp.	8,311	281,660
Comfort Systems USA, Inc.	12,917	591,599
Commercial Vehicle Group, Inc. *	7,300	42,705
Concrete Pumping Holdings, Inc. *	15,505	50,081
Construction Partners, Inc., Class A *	12,670	258,215
Cornerstone Building Brands, Inc. *	14,252	109,313
CPI Aerostructures, Inc. *	6,418	14,633
Crane Co.	17,455	885,841
CSW Industrials, Inc.	4,946	423,031
Cubic Corp.	10,678	631,177
Cummins, Inc.	51,000	11,214,390
Curtiss-Wright Corp.	14,821	1,250,300
Deere & Co.	108,547	24,521,853
Donaldson Co., Inc.	44,111	2,095,273
Douglas Dynamics, Inc.	7,724	263,466
Dover Corp.	49,480	5,477,931
Ducommun, Inc. *	3,200	105,280
DXP Enterprises, Inc. *	4,731	73,993
Dycom Industries, Inc. *	11,476	745,251
Eaton Corp. plc	138,365	14,360,903
EMCOR Group, Inc.	18,640	1,271,062
Security	Number of Shares	Value ($)
Emerson Electric Co.	207,476	13,442,370
Encore Wire Corp.	7,393	341,631
Energous Corp. *(a)	5,300	12,243
Energy Recovery, Inc. *	9,780	94,768
Enerpac Tool Group Corp.	19,179	341,962
EnerSys	15,369	1,100,420
EnPro Industries, Inc.	7,727	456,048
ESCO Technologies, Inc.	9,626	805,600
EVI Industries, Inc. *(a)	1,400	40,894
Evoqua Water Technologies Corp. *	29,172	668,914
Fastenal Co.	199,470	8,623,088
Federal Signal Corp.	21,858	626,887
Flowserve Corp.	45,825	1,334,424
Fluor Corp.	43,412	492,726
Fortive Corp.	116,297	7,163,895
Fortune Brands Home & Security, Inc.	48,739	3,941,523
Foundation Building Materials, Inc. *	5,200	75,712
Franklin Electric Co., Inc.	14,084	841,237
FreightCar America, Inc. *	3,100	4,681
FuelCell Energy, Inc. *(a)	79,457	158,914
Gates Industrial Corp. plc *	17,841	198,035
GATX Corp.	12,164	830,558
Gencor Industries, Inc. *	3,540	40,922
Generac Holdings, Inc. *	21,799	4,581,060
General Dynamics Corp.	80,734	10,602,796
General Electric Co.	3,041,011	22,564,302
General Finance Corp. *	9,231	60,463
Gibraltar Industries, Inc. *	11,446	657,573
GMS, Inc. *	14,254	322,140
Graco, Inc.	57,168	3,538,699
GrafTech International Ltd.	28,935	195,311
Graham Corp.	2,809	37,079
Granite Construction, Inc.	17,068	329,583
Great Lakes Dredge & Dock Corp. *	26,015	268,735
Griffon Corp.	14,664	314,396
H&E Equipment Services, Inc.	9,632	202,657
HC2 Holdings, Inc. *	22,677	48,756
HD Supply Holdings, Inc. *	56,799	2,264,008
HEICO Corp.	14,768	1,551,378
HEICO Corp., Class A	25,589	2,392,571
Helios Technologies, Inc.	10,858	454,299
Herc Holdings, Inc. *	8,885	394,139
Hexcel Corp.	29,991	1,004,099
Hillenbrand, Inc.	25,607	749,005
Honeywell International, Inc.	243,669	40,193,202
Houston Wire & Cable Co. *	8,228	22,627
Howmet Aerospace, Inc.	135,318	2,334,235
Hubbell, Inc.	18,787	2,733,696
Huntington Ingalls Industries, Inc.	14,154	2,087,432
Hurco Cos., Inc.	2,000	59,680
Hyster-Yale Materials Handling, Inc.	3,600	152,640
IDEX Corp.	25,901	4,413,271
IES Holdings, Inc. *	6,277	200,362
Illinois Tool Works, Inc.	99,607	19,511,019
Ingersoll Rand, Inc. *	127,283	4,447,268
Insteel Industries, Inc.	5,095	110,867
ITT, Inc.	30,097	1,821,169
Jacobs Engineering Group, Inc.	45,074	4,282,030
JELD-WEN Holding, Inc. *	24,661	518,621
John Bean Technologies Corp.	10,923	917,204
Johnson Controls International plc	259,643	10,959,531
Kadant, Inc.	3,843	442,406
Kaman Corp.	10,367	411,155
Kennametal, Inc.	29,530	915,430
Kratos Defense & Security Solutions, Inc. *	42,995	812,176
L.B. Foster Co., Class A *	3,200	43,392
L3Harris Technologies, Inc.	75,452	12,156,072

35
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Lawson Products, Inc. *	3,088	127,256
Lennox International, Inc.	12,002	3,260,463
Lincoln Electric Holdings, Inc.	20,851	2,123,049
Lindsay Corp.	3,692	388,768
LiqTech International, Inc. *	5,399	40,331
Lockheed Martin Corp.	85,422	29,908,805
LSI Industries, Inc.	6,398	43,762
Lydall, Inc. *	5,500	108,845
Manitex International, Inc. *	4,549	18,696
Masco Corp.	91,563	4,907,777
Masonite International Corp. *	8,921	785,048
MasTec, Inc. *	19,719	978,851
Maxar Technologies, Inc.	21,013	541,505
Mayville Engineering Co., Inc. *	7,805	69,543
Mercury Systems, Inc. *	19,567	1,347,775
Meritor, Inc. *	25,068	610,155
Miller Industries, Inc.	3,410	102,095
Moog, Inc., Class A	10,511	655,781
MRC Global, Inc. *	31,160	132,742
MSC Industrial Direct Co., Inc., Class A	16,366	1,140,056
Mueller Industries, Inc.	19,369	560,345
Mueller Water Products, Inc., Class A	58,841	609,593
MYR Group, Inc. *	7,674	328,064
National Presto Industries, Inc.	1,664	138,262
Navistar International Corp. *	17,353	748,088
Nikola Corp. *(a)	47,203	864,287
NN, Inc. *	15,065	80,748
Nordson Corp.	18,744	3,625,652
Northrop Grumman Corp.	53,900	15,621,298
Northwest Pipe Co. *	2,896	77,613
NOW, Inc. *	38,877	158,229
NV5 Global, Inc. *	3,797	212,936
nVent Electric plc	58,169	1,049,950
Omega Flex, Inc.	1,330	199,101
Orion Energy Systems, Inc. *	14,948	95,966
Orion Group Holdings, Inc. *	8,139	26,533
Oshkosh Corp.	23,664	1,594,007
Otis Worldwide Corp.	140,676	8,620,625
Owens Corning	38,229	2,502,853
PACCAR, Inc.	119,507	10,203,508
PAE, Inc. *	17,793	140,921
Park Aerospace Corp.	6,594	69,830
Park-Ohio Holdings Corp.	3,600	71,064
Parker-Hannifin Corp.	44,627	9,298,482
Parsons Corp. *	6,853	216,007
Pentair plc	57,515	2,861,946
PGT Innovations, Inc. *	19,928	330,406
Plug Power, Inc. *	138,852	1,943,928
Powell Industries, Inc.	2,862	67,629
Preformed Line Products Co.	1,000	55,030
Primoris Services Corp.	13,997	264,123
Proto Labs, Inc. *	9,622	1,136,166
Quanex Building Products Corp.	10,061	183,110
Quanta Services, Inc.	48,477	3,026,419
Raven Industries, Inc.	11,752	257,604
Raytheon Technologies Corp.	530,617	28,823,115
RBC Bearings, Inc. *	8,636	1,028,116
Regal Beloit Corp.	14,536	1,433,976
Resideo Technologies, Inc. *	41,983	423,189
REV Group, Inc.	7,500	58,875
Rexnord Corp.	42,363	1,359,005
Rockwell Automation, Inc.	40,167	9,524,399
Roper Technologies, Inc.	36,532	13,565,793
Rush Enterprises, Inc., Class A	16,089	576,630
Rush Enterprises, Inc., Class B	1,125	35,381
Sensata Technologies Holding plc *	55,015	2,404,706
Simpson Manufacturing Co., Inc.	14,597	1,295,046
SiteOne Landscape Supply, Inc. *	15,679	1,873,484
Security	Number of Shares	Value ($)
Snap-on, Inc.	18,931	2,982,200
Spirit AeroSystems Holdings, Inc., Class A	37,936	690,056
SPX Corp. *	16,928	717,578
SPX FLOW, Inc. *	15,093	639,189
Standex International Corp.	4,408	273,693
Stanley Black & Decker, Inc.	55,084	9,154,961
Sterling Construction Co., Inc. *	7,334	107,810
Sunrun, Inc. *	52,544	2,733,339
Systemax, Inc.	3,800	108,034
Teledyne Technologies, Inc. *	12,967	4,008,748
Tennant Co.	7,027	418,950
Terex Corp.	21,913	541,032
Textron, Inc.	80,856	2,894,645
The AZEK Co., Inc. *	24,902	832,723
The Boeing Co.	184,114	26,584,220
The Eastern Co.	1,864	38,156
The ExOne Co. *(a)	4,754	47,778
The Gorman-Rupp Co.	5,933	184,220
The Greenbrier Cos., Inc.	11,186	301,798
The Manitowoc Co., Inc. *	12,331	92,852
The Middleby Corp. *	19,159	1,907,087
The Shyft Group Inc	9,445	182,383
The Timken Co.	24,132	1,440,680
The Toro Co.	36,915	3,030,721
Thermon Group Holdings, Inc. *	13,548	136,699
Titan International, Inc.	13,787	37,914
Titan Machinery, Inc. *	5,599	83,929
TPI Composites, Inc. *	10,617	351,635
Trane Technologies plc	83,507	11,085,554
Transcat, Inc. *	2,013	62,222
TransDigm Group, Inc.	18,708	8,931,386
Trex Co., Inc. *	41,186	2,864,074
TriMas Corp. *	15,539	378,064
Trinity Industries, Inc.	33,570	632,459
Triton International Ltd.	19,078	703,597
Triumph Group, Inc.	16,938	111,791
Tutor Perini Corp. *	11,769	158,999
Twin Disc, Inc. *	3,405	17,229
UFP Industries, Inc.	21,520	1,074,063
Ultralife Corp. *	4,422	22,818
United Rentals, Inc. *	25,168	4,487,203
Univar Solutions, Inc. *	57,972	961,755
Valmont Industries, Inc.	7,730	1,097,274
Vectrus, Inc. *	4,452	175,943
Veritiv Corp. *	3,278	47,203
Vertiv Holdings Co. *	73,000	1,288,450
Vicor Corp. *	6,877	536,406
Virgin Galactic Holdings, Inc. *(a)	44,026	766,933
W.W. Grainger, Inc.	15,476	5,416,910
Wabash National Corp.	19,725	281,279
Watsco, Inc.	11,461	2,568,869
Watts Water Technologies, Inc., Class A	10,137	1,122,875
Welbilt, Inc. *	46,762	284,313
WESCO International, Inc. *	15,552	641,364
Westinghouse Air Brake Technologies Corp.	62,547	3,709,037
Willis Lease Finance Corp. *	1,177	24,964
WillScot Mobile Mini Holdings Corp. *	59,769	1,110,508
Woodward, Inc.	20,023	1,592,830
Xylem, Inc.	62,103	5,411,655
		679,683,978

Commercial & Professional Services 1.1%
ABM Industries, Inc.	23,031	799,636
Acacia Research Corp. *	15,357	48,375
ACCO Brands Corp.	34,735	183,053

36
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
ADT, Inc.	52,827	348,130
Aqua Metals, Inc. *	12,685	11,290
ASGN, Inc. *	18,496	1,233,313
Barrett Business Services, Inc.	3,084	182,727
BG Staffing, Inc.	1,811	14,434
Brady Corp., Class A	17,257	650,934
BrightView Holdings, Inc. *	11,485	140,462
Casella Waste Systems, Inc., Class A *	15,213	821,350
CBIZ, Inc. *	19,217	435,649
CECO Environmental Corp. *	9,324	66,014
Cimpress plc *	6,836	501,762
Cintas Corp.	30,008	9,439,016
Clean Harbors, Inc. *	18,469	978,303
Copart, Inc. *	72,294	7,978,366
CoreLogic, Inc.	27,679	2,129,345
CoStar Group, Inc. *	13,741	11,317,225
Covanta Holding Corp.	44,230	401,608
CRA International, Inc.	2,542	104,095
Deluxe Corp.	14,100	302,304
DLH Holdings Corp. *	7,975	71,456
Dun & Bradstreet Holdings, Inc. *	44,680	1,154,531
Ennis, Inc.	8,919	135,926
Equifax, Inc.	42,140	5,756,324
Exponent, Inc.	17,886	1,244,687
Forrester Research, Inc. *	3,376	124,709
Franklin Covey Co. *	2,861	48,408
FTI Consulting, Inc. *	12,642	1,244,731
GP Strategies Corp. *	5,086	49,080
Harsco Corp. *	28,455	367,069
Healthcare Services Group, Inc.	26,959	616,822
Heidrick & Struggles International, Inc.	5,759	131,593
Heritage-Crystal Clean, Inc. *	3,533	58,224
Herman Miller, Inc.	20,697	630,638
Hill International, Inc. *	13,292	17,545
HNI Corp.	16,018	521,386
Hudson Technologies, Inc. *	14,328	14,901
Huron Consulting Group, Inc. *	8,402	318,100
IAA, Inc. *	46,894	2,653,731
ICF International, Inc.	6,209	406,007
IHS Markit Ltd.	129,466	10,469,915
Insperity, Inc.	12,232	936,727
Interface, Inc.	19,952	122,306
KAR Auction Services, Inc.	44,400	646,464
Kelly Services, Inc., Class A	13,781	239,514
Kforce, Inc.	6,775	235,092
Kimball International, Inc., Class B	11,882	122,385
Knoll, Inc.	15,973	183,051
Korn Ferry	18,537	559,632
ManpowerGroup, Inc.	20,515	1,392,353
Mastech Digital, Inc. *	1,998	31,329
Matthews International Corp., Class A	10,170	222,011
McGrath RentCorp	8,505	485,465
Mistras Group, Inc. *	11,187	41,616
Montrose Environmental Group, Inc. *	2,382	64,385
MSA Safety, Inc.	12,644	1,667,996
Nielsen Holdings plc	126,949	1,715,081
PICO Holdings, Inc. *	7,559	62,513
Pitney Bowes, Inc.	56,836	301,799
Quad Graphics, Inc.	9,800	22,246
Red Violet, Inc. *	1,276	26,541
Republic Services, Inc.	73,046	6,440,466
Resources Connection, Inc.	11,300	121,362
Robert Half International, Inc.	39,611	2,007,882
Rollins, Inc.	51,053	2,953,416
RR Donnelley & Sons Co.	19,875	23,254
SP Plus Corp. *	8,482	156,323
Steelcase, Inc., Class A	33,780	352,663
Stericycle, Inc. *	32,254	2,009,424
Security	Number of Shares	Value ($)
Team, Inc. *	12,824	68,737
Tetra Tech, Inc.	19,290	1,946,554
The Brink's Co.	18,917	810,215
TransUnion	66,441	5,292,690
TriNet Group, Inc. *	13,905	958,333
TrueBlue, Inc. *	14,540	225,661
U.S. Ecology, Inc.	10,370	316,492
UniFirst Corp.	5,416	887,195
Upwork, Inc. *	28,081	518,094
Verisk Analytics, Inc.	56,293	10,018,465
Viad Corp.	7,132	142,640
VSE Corp.	2,601	75,325
Waste Management, Inc.	134,448	14,508,284
Willdan Group, Inc. *	4,309	112,767
		123,147,922

Consumer Durables & Apparel 1.5%
Acushnet Holdings Corp.	11,316	386,215
American Outdoor Brands, Inc. *	4,639	70,188
Bassett Furniture Industries, Inc.	5,330	78,671
Beazer Homes USA, Inc. *	12,172	148,255
Brunswick Corp.	27,707	1,765,213
Callaway Golf Co.	33,432	517,862
Capri Holdings Ltd. *	53,797	1,141,572
Carter's, Inc.	15,451	1,258,484
Casper Sleep, Inc. *	8,500	56,355
Cavco Industries, Inc. *	3,109	535,183
Century Communities, Inc. *	9,960	386,846
Clarus Corp.	6,026	93,463
Columbia Sportswear Co.	10,217	762,086
Crocs, Inc. *	23,515	1,230,540
Culp, Inc.	5,320	66,021
D.R. Horton, Inc.	115,224	7,698,115
Deckers Outdoor Corp. *	9,883	2,504,056
Delta Apparel, Inc. *	1,907	31,752
Escalade, Inc.	3,955	73,603
Ethan Allen Interiors, Inc.	7,327	117,598
Flexsteel Industries, Inc.	1,900	53,105
Fossil Group, Inc. *	12,996	74,207
G-III Apparel Group Ltd. *	15,332	206,675
Garmin Ltd.	51,409	5,347,564
Genius Brands International, Inc. *(a)	85,113	89,369
GoPro, Inc., Class A *	49,702	295,230
Green Brick Partners, Inc. *	16,600	296,974
Hamilton Beach Brands Holding Co., Class A	1,750	38,588
Hanesbrands, Inc.	124,043	1,993,371
Hasbro, Inc.	44,106	3,648,448
Helen of Troy Ltd. *	8,762	1,661,275
Hooker Furniture Corp.	5,161	141,928
Hovnanian Enterprises, Inc., Class A *	2,020	64,155
Installed Building Products, Inc. *	7,447	674,251
iRobot Corp. *	9,703	772,165
Johnson Outdoors, Inc., Class A	2,482	216,753
KB Home	31,792	1,025,292
Kontoor Brands, Inc. *	15,411	507,022
La-Z-Boy, Inc.	16,047	549,289
Lakeland Industries, Inc. *	1,417	30,565
Legacy Housing Corp. *	5,534	75,318
Leggett & Platt, Inc.	47,048	1,963,313
Lennar Corp., Class A	99,675	7,000,175
Levi Strauss & Co., Class A	20,425	322,307
LGI Homes, Inc. *	7,676	820,411
Lifetime Brands, Inc.	5,000	50,250
Lululemon Athletica, Inc. *	40,959	13,077,799
M.D.C. Holdings, Inc.	18,241	793,848
M/I Homes, Inc. *	9,900	405,108

37
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Malibu Boats, Inc., Class A *	7,676	390,171
Marine Products Corp.	9,303	147,546
MasterCraft Boat Holdings, Inc. *	8,275	170,631
Mattel, Inc. *	120,498	1,659,257
Meritage Homes Corp. *	13,020	1,133,912
Mohawk Industries, Inc. *	20,597	2,125,404
Movado Group, Inc.	5,167	56,372
Nautilus, Inc. *	11,457	248,502
Newell Brands, Inc.	131,698	2,325,787
NIKE, Inc., Class B	431,771	51,847,062
NVR, Inc. *	1,222	4,830,676
Oxford Industries, Inc.	5,331	219,477
Peloton Interactive, Inc., Class A *	71,196	7,846,511
Polaris, Inc.	19,866	1,805,025
PulteGroup, Inc.	91,847	3,743,684
Purple Innovation, Inc. *	8,392	238,081
PVH Corp.	25,053	1,460,339
Ralph Lauren Corp.	17,193	1,149,352
Rocky Brands, Inc.	1,800	48,420
Skechers U.S.A., Inc., Class A *	46,669	1,479,874
Skyline Champion Corp. *	17,394	446,156
Smith & Wesson Brands, Inc.	18,556	307,844
Sonos, Inc. *	28,758	419,867
Steven Madden Ltd.	27,804	667,574
Sturm, Ruger & Co., Inc.	6,025	402,831
Superior Group of Cos., Inc.	3,200	69,184
Tapestry, Inc.	98,783	2,195,946
Taylor Morrison Home Corp. *	44,548	962,237
Tempur Sealy International, Inc. *	16,333	1,453,637
The Lovesac Co. *	4,280	110,167
Toll Brothers, Inc.	40,623	1,717,540
TopBuild Corp. *	11,448	1,753,948
TRI Pointe Group, Inc. *	47,999	788,624
Tupperware Brands Corp. *	17,130	543,364
Turtle Beach Corp. *	2,910	52,438
Under Armour, Inc., Class A *	66,741	923,695
Under Armour, Inc., Class C *	67,872	830,075
Unifi, Inc. *	4,248	63,678
Universal Electronics, Inc. *	5,443	201,718
Vera Bradley, Inc. *	5,909	37,463
VF Corp.	111,284	7,478,285
Vista Outdoor, Inc. *	20,869	412,580
VOXX International Corp. *	12,288	139,223
Vuzix Corp. *(a)	7,800	30,732
Whirlpool Corp.	21,645	4,003,459
Wolverine World Wide, Inc.	27,313	728,438
YETI Holdings, Inc. *	24,813	1,227,747
ZAGG, Inc. *	8,000	22,800
		172,034,166

Consumer Services 1.9%
Accel Entertainment, Inc. *	14,847	142,531
Adtalem Global Education, Inc. *	18,133	425,038
American Public Education, Inc. *	5,600	158,312
Aramark	89,486	2,482,342
Aspen Group, Inc. *	4,985	46,759
Biglari Holdings, Inc., Class B *	678	56,796
BJ's Restaurants, Inc.	6,735	189,994
Bloomin' Brands, Inc.	28,402	397,060
Bluegreen Vacations Corp.	2,223	10,826
Bluegreen Vacations Holding Corp.	4,084	33,285
Boyd Gaming Corp.	29,221	926,890
Bright Horizons Family Solutions, Inc. *	20,951	3,311,306
Brinker International, Inc.	16,470	717,104
Caesars Entertainment, Inc. *	69,250	3,103,785
Carnival Corp.	176,566	2,420,720
Carriage Services, Inc.	6,911	178,373
Security	Number of Shares	Value ($)
Carrols Restaurant Group, Inc. *	10,038	58,722
Century Casinos, Inc. *	7,935	37,374
Chegg, Inc. *	42,287	3,105,557
Chipotle Mexican Grill, Inc. *	9,667	11,614,707
Choice Hotels International, Inc.	10,703	934,907
Churchill Downs, Inc.	12,538	1,870,043
Chuy's Holdings, Inc. *	5,160	108,308
Collectors Universe, Inc.	2,500	137,325
Cracker Barrel Old Country Store, Inc.	8,495	966,901
Darden Restaurants, Inc.	45,178	4,152,762
Dave & Buster's Entertainment, Inc.	17,879	306,804
Del Taco Restaurants, Inc. *	10,395	77,079
Denny's Corp. *	21,100	189,056
Dine Brands Global, Inc.	5,538	284,930
Domino's Pizza, Inc.	13,784	5,214,763
DraftKings, Inc., Class A *	105,032	3,718,133
Drive Shack, Inc. *	17,215	25,306
Dunkin' Brands Group, Inc.	28,781	2,869,753
El Pollo Loco Holdings, Inc. *	6,221	87,841
Everi Holdings, Inc. *	27,873	239,987
Extended Stay America, Inc.	57,909	657,267
Fiesta Restaurant Group, Inc. *	7,980	68,947
Franchise Group, Inc.	8,499	194,797
frontdoor, Inc. *	30,234	1,197,871
Golden Entertainment, Inc. *	6,136	78,909
Graham Holdings Co., Class B	1,524	579,638
Grand Canyon Education, Inc. *	17,002	1,332,447
H&R Block, Inc.	67,923	1,172,351
Hilton Grand Vacations, Inc. *	29,833	614,560
Hilton Worldwide Holdings, Inc.	96,409	8,465,674
Houghton Mifflin Harcourt Co. *	50,294	131,267
Hyatt Hotels Corp., Class A	12,399	683,681
Inspired Entertainment, Inc. *	6,626	26,504
J Alexander's Holdings, Inc. *	6,429	35,745
Jack in the Box, Inc.	8,383	671,143
K12, Inc. *	14,172	338,286
Las Vegas Sands Corp.	114,067	5,482,060
Laureate Education, Inc., Class A *	35,961	467,493
Lincoln Educational Services Corp. *	10,364	48,400
Lindblad Expeditions Holdings, Inc. *	7,500	62,400
Marriott International, Inc., Class A	92,345	8,577,004
Marriott Vacations Worldwide Corp.	13,914	1,344,092
McDonald's Corp.	258,413	55,041,969
MGM Resorts International	142,318	2,927,481
Monarch Casino & Resort, Inc. *	4,320	187,445
Nathan's Famous, Inc.	842	42,740
Noodles & Co. *	12,000	77,520
Norwegian Cruise Line Holdings Ltd. *	97,376	1,619,363
OneSpaWorld Holdings Ltd.	12,005	74,551
Papa John's International, Inc.	10,763	824,446
Penn National Gaming, Inc. *	50,023	2,700,242
Perdoceo Education Corp. *	25,565	288,629
Planet Fitness, Inc., Class A *	28,383	1,682,260
Playa Hotels & Resorts N.V. *	16,595	64,223
PlayAGS, Inc. *	10,460	28,242
Potbelly Corp. *	7,813	27,814
RCI Hospitality Holdings, Inc.	2,500	53,500
Red Lion Hotels Corp. *	7,000	12,110
Red Robin Gourmet Burgers, Inc. *	3,624	43,633
Red Rock Resorts, Inc., Class A	25,517	487,885
Regis Corp. *	10,203	56,525
Royal Caribbean Cruises Ltd.	61,184	3,452,001
Ruth's Hospitality Group, Inc.	8,878	99,256
Scientific Games Corp., Class A *	20,963	668,300
SeaWorld Entertainment, Inc. *	16,778	369,452
Select Interior Concepts, Inc., Class A *	7,504	51,928
Service Corp. International	61,218	2,835,006
Shake Shack, Inc., Class A *	12,805	864,594

38
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Six Flags Entertainment Corp.	25,779	557,342
Starbucks Corp.	405,239	35,239,583
Strategic Education, Inc.	8,491	705,262
Target Hospitality Corp. *	12,493	10,870
Terminix Global Holdings, Inc. *	45,244	2,130,540
Texas Roadhouse, Inc.	22,890	1,602,987
The Cheesecake Factory, Inc.	14,852	441,401
The Wendy's Co.	63,619	1,390,075
Twin River Worldwide Holdings, Inc.	6,465	156,906
Universal Technical Institute, Inc. *	13,059	59,941
Vail Resorts, Inc.	14,111	3,274,316
Vivint Smart Home, Inc. *	15,548	241,771
Wingstop, Inc.	10,365	1,205,760
WW International, Inc. *	16,524	349,648
Wyndham Destinations, Inc.	29,925	976,453
Wyndham Hotels & Resorts, Inc.	33,142	1,541,434
Wynn Resorts Ltd.	33,622	2,435,241
XpresSpa Group, Inc. *(a)	10,211	18,992
Yum! Brands, Inc.	104,031	9,709,213
Zovio, Inc. *	11,262	40,656
		219,501,421

Diversified Financials 4.5%
A-Mark Precious Metals, Inc.	1,600	49,728
Affiliated Managers Group, Inc.	16,448	1,239,686
AG Mortgage Investment Trust, Inc.	14,385	37,545
AGNC Investment Corp.	194,929	2,723,158
Alerus Financial Corp.	3,156	67,886
Ally Financial, Inc.	129,907	3,465,919
American Express Co.	225,900	20,611,116
Ameriprise Financial, Inc.	41,837	6,728,645
Annaly Capital Management, Inc.	491,636	3,485,699
Anworth Mortgage Asset Corp.	50,580	82,951
Apollo Commercial Real Estate Finance, Inc.	51,018	443,857
Apollo Global Management, Inc.	72,722	2,680,533
Arbor Realty Trust, Inc.	31,801	375,888
Ares Commercial Real Estate Corp.	10,752	100,101
Ares Management Corp., Class A	31,371	1,326,993
Arlington Asset Investment Corp., Class A	11,092	27,286
ARMOUR Residential REIT, Inc.	22,015	210,023
Artisan Partners Asset Management, Inc., Class A	21,284	852,637
Ashford, Inc. *	868	4,475
Assetmark Financial Holdings, Inc. *	4,688	99,151
Associated Capital Group, Inc., Class A	1,241	39,836
B. Riley Financial, Inc.	6,039	158,463
Berkshire Hathaway, Inc., Class B *	688,318	138,971,404
BGC Partners, Inc., Class A	93,111	274,677
BlackRock, Inc.	49,218	29,491,918
Blackstone Mortgage Trust, Inc., Class A	51,327	1,113,796
Blucora, Inc. *	15,753	156,742
Brightsphere Investment Group, Inc.	24,528	338,486
Broadmark Realty Capital, Inc.	43,702	435,709
Cannae Holdings, Inc. *	29,875	1,104,777
Capital One Financial Corp.	159,206	11,634,774
Capstead Mortgage Corp.	40,081	204,814
Cboe Global Markets, Inc.	38,016	3,090,321
Cherry Hill Mortgage Investment Corp.	7,830	71,723
Chimera Investment Corp.	77,353	645,898
CME Group, Inc.	124,611	18,781,370
Cohen & Steers, Inc.	7,591	427,449
Colony Credit Real Estate, Inc.	30,690	160,816
Cowen, Inc., Class A	8,211	176,208
Credit Acceptance Corp. *	4,421	1,317,988
Curo Group Holdings Corp.	6,544	49,015
Security	Number of Shares	Value ($)
Diamond Hill Investment Group, Inc.	1,017	139,268
Discover Financial Services	107,291	6,974,988
Donnelley Financial Solutions, Inc. *	11,301	142,732
Dynex Capital, Inc.	7,748	126,912
Eaton Vance Corp.	38,920	2,327,027
Elevate Credit, Inc. *	5,396	13,598
Ellington Financial, Inc.	14,178	173,539
Ellington Residential Mortgage REIT	2,688	28,573
Encore Capital Group, Inc. *	10,375	331,274
Enova International, Inc. *	12,153	186,549
Equitable Holdings, Inc.	139,500	2,997,855
Evercore, Inc., Class A	15,059	1,197,793
Exantas Capital Corp.	9,433	17,734
EZCORP, Inc., Class A *	14,614	65,178
FactSet Research Systems, Inc.	13,214	4,050,091
Federated Hermes, Inc.	34,115	815,348
FirstCash, Inc.	14,771	768,683
Focus Financial Partners, Inc., Class A *	12,062	440,384
Franklin Resources, Inc.	93,146	1,746,487
GAMCO Investors, Inc., Class A	2,351	28,917
Granite Point Mortgage Trust, Inc.	19,886	134,032
Great Ajax Corp.	5,175	39,744
Great Elm Capital Group, Inc. *	11,791	22,875
Green Dot Corp., Class A *	17,587	937,739
Greenhill & Co., Inc.	6,539	84,549
Hamilton Lane, Inc., Class A	10,109	704,597
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	25,759	1,078,014
Houlihan Lokey, Inc.	17,123	1,073,612
Hunt Cos. Finance Trust, Inc.	13,059	33,823
Interactive Brokers Group, Inc., Class A	27,189	1,293,381
Intercontinental Exchange, Inc.	194,297	18,341,637
Invesco Ltd.	128,589	1,685,802
Invesco Mortgage Capital, Inc.	61,827	166,933
Janus Henderson Group plc	54,392	1,321,726
Jefferies Financial Group, Inc.	76,318	1,488,964
KKR & Co., Inc.	195,055	6,661,128
KKR Real Estate Finance Trust, Inc.	8,629	144,191
Ladder Capital Corp. REIT	36,027	270,202
Lazard Ltd., Class A	40,739	1,371,682
LendingClub Corp. *	20,331	94,946
LendingTree, Inc. *	2,738	885,989
LPL Financial Holdings, Inc.	27,937	2,233,004
MarketAxess Holdings, Inc.	13,210	7,118,208
Marlin Business Services Corp.	4,000	29,200
Medallion Financial Corp. *	10,486	27,578
MFA Financial, Inc.	152,167	429,111
Moelis & Co., Class A	19,623	729,976
Moody's Corp.	56,159	14,764,201
Morgan Stanley	496,434	23,903,297
Morningstar, Inc.	7,104	1,352,459
MSCI, Inc.	29,114	10,185,242
Nasdaq, Inc.	39,994	4,838,874
Navient Corp.	62,470	500,385
Nelnet, Inc., Class A	7,909	482,765
New Residential Investment Corp.	144,632	1,084,740
New York Mortgage Trust, Inc.	127,968	325,039
Nexpoint Real Estate Finance, Inc.	3,462	47,464
Northern Trust Corp.	72,275	5,656,964
OneMain Holdings, Inc.	26,737	932,854
Open Lending Corp., Class A *	19,380	503,105
Oportun Financial Corp. *	3,745	49,808
Oppenheimer Holdings, Inc., Class A	3,500	87,710
Orchid Island Capital, Inc.	30,714	159,406
PennyMac Mortgage Investment Trust	34,997	523,905
Piper Sandler Cos.	5,280	440,616
PJT Partners, Inc., Class A	7,493	506,976
PRA Group, Inc. *	15,864	541,438

39
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Pzena Investment Management, Inc., Class A	8,430	43,752
Raymond James Financial, Inc.	42,692	3,263,376
Ready Capital Corp.	12,925	145,277
Redwood Trust, Inc.	43,139	366,681
Regional Management Corp. *	3,000	60,960
S&P Global, Inc.	83,518	26,953,764
Safeguard Scientifics, Inc.	7,000	40,740
Santander Consumer USA Holdings, Inc.	28,567	581,053
Sculptor Capital Management, Inc.	5,600	60,704
SEI Investments Co.	42,152	2,071,771
Siebert Financial Corp. *	3,682	13,218
Silvercrest Asset Management Group, Inc., Class A	3,213	36,275
SLM Corp.	132,633	1,218,897
Starwood Property Trust, Inc.	97,349	1,359,966
State Street Corp.	122,639	7,223,437
Stifel Financial Corp.	24,979	1,460,272
StoneX Group, Inc. *	6,044	320,211
SWK Holdings Corp. *	4,879	70,502
Synchrony Financial	187,028	4,679,441
T. Rowe Price Group, Inc.	78,980	10,003,607
The Bank of New York Mellon Corp.	281,447	9,670,519
The Blackstone Group, Inc., Class A	233,873	11,791,877
The Carlyle Group, Inc.	40,916	1,019,627
The Charles Schwab Corp. (c)	514,196	21,138,598
The Goldman Sachs Group, Inc.	119,187	22,531,110
TPG RE Finance Trust, Inc.	20,845	163,008
Tradeweb Markets, Inc., Class A	30,431	1,657,881
Two Harbors Investment Corp.	95,345	482,446
Victory Capital Holdings, Inc., Class A	3,900	71,526
Virtu Financial, Inc., Class A	26,912	575,379
Virtus Investment Partners, Inc.	2,565	409,246
Voya Financial, Inc.	43,697	2,094,397
Waddell & Reed Financial, Inc., Class A	22,429	344,285
Western Asset Mortgage Capital Corp.	15,107	29,308
Westwood Holdings Group, Inc.	2,653	25,628
WisdomTree Investments, Inc.	38,043	138,476
World Acceptance Corp. *	2,084	175,035
		523,414,532

Energy 1.9%
Abraxas Petroleum Corp. *	4,057	6,613
Adams Resources & Energy, Inc.	1,166	22,247
Altus Midstream Co. *	894	8,627
Amplify Energy Corp.	11,998	7,802
Antero Midstream Corp.	101,003	578,747
Antero Resources Corp. *	74,733	254,092
Apache Corp.	134,088	1,112,930
Arch Resources, Inc.	5,290	161,610
Archrock, Inc.	48,281	286,306
Aspen Aerogels, Inc. *	6,261	70,749
Baker Hughes Co.	226,210	3,341,122
Berry Corp.	15,620	40,924
Bonanza Creek Energy, Inc. *	5,626	99,636
Brigham Minerals, Inc., Class A	9,000	79,380
Bristow Group, Inc. *	6,656	138,312
Cabot Oil & Gas Corp.	137,467	2,445,538
Cactus, Inc., Class A	15,987	271,779
Callon Petroleum Co. *(a)	13,188	68,973
ChampionX Corp. *	68,301	596,268
Cheniere Energy, Inc. *	80,817	3,868,710
Chevron Corp.	668,886	46,487,577
Cimarex Energy Co.	35,644	904,288
Clean Energy Fuels Corp. *	36,000	89,280
CNX Resources Corp. *	77,973	756,338
Comstock Resources, Inc. *	20,824	110,575
Security	Number of Shares	Value ($)
Concho Resources, Inc.	69,688	2,892,749
ConocoPhillips	372,550	10,662,381
CONSOL Energy, Inc. *	8,270	31,343
Contango Oil & Gas Co. *	29,038	36,298
Continental Resources, Inc.	22,953	276,125
Core Laboratories N.V.	16,569	239,422
CVR Energy, Inc.	10,411	114,625
Dawson Geophysical Co. *	14,633	26,193
Delek US Holdings, Inc.	20,434	205,566
Devon Energy Corp.	137,057	1,223,919
Diamond S Shipping, Inc. *	8,382	47,442
Diamondback Energy, Inc.	55,715	1,446,361
DMC Global, Inc.	4,394	156,295
Dorian LPG Ltd. *	11,000	90,200
Dril-Quip, Inc. *	11,715	303,419
Earthstone Energy, Inc., Class A *	5,613	15,099
EOG Resources, Inc.	202,295	6,926,581
EQT Corp.	95,710	1,449,049
Equitrans Midstream Corp.	143,380	1,040,939
Evolution Petroleum Corp.	8,679	19,181
Exterran Corp. *	9,906	41,902
Exxon Mobil Corp.	1,467,442	47,867,958
Falcon Minerals Corp.	13,000	23,920
Forum Energy Technologies, Inc. *	33,550	15,950
Frank's International N.V. *	42,473	74,328
Geospace Technologies Corp. *	7,458	38,260
Goodrich Petroleum Corp. *	3,169	30,359
Green Plains, Inc. *	13,339	201,419
Gulf Island Fabrication, Inc. *	4,500	14,670
Hallador Energy Co.	8,706	6,878
Halliburton Co.	304,190	3,668,531
Helix Energy Solutions Group, Inc. *	52,600	130,448
Helmerich & Payne, Inc.	39,011	580,094
Hess Corp.	94,936	3,533,518
HighPoint Resources Corp. *	676	3,732
HollyFrontier Corp.	52,019	962,872
Independence Contract Drilling, Inc. *	575	1,336
International Seaways, Inc.	8,633	116,891
ION Geophysical Corp. *	3,676	5,440
Kinder Morgan, Inc.	676,094	8,045,519
KLX Energy Services Holdings, Inc. *	1,728	6,774
Kosmos Energy Ltd.	123,816	123,110
Liberty Oilfield Services, Inc., Class A	16,890	112,825
Magnolia Oil & Gas Corp., Class A *	34,040	147,734
Mammoth Energy Services, Inc. *	4,000	6,040
Marathon Oil Corp.	281,048	1,112,950
Marathon Petroleum Corp.	226,022	6,667,649
Matador Resources Co. *	39,449	278,904
Matrix Service Co. *	8,000	60,800
Montage Resources Corp. *	2,898	14,345
Murphy Oil Corp.	52,194	402,938
Nabors Industries Ltd.	2,588	73,551
NACCO Industries, Inc., Class A	1,900	37,031
National Oilwell Varco, Inc.	139,241	1,169,624
Natural Gas Services Group, Inc. *	4,213	36,653
NCS Multistage Holdings, Inc. *	4,000	2,835
New Fortress Energy, Inc.	5,185	187,334
Newpark Resources, Inc. *	27,584	19,725
NextDecade Corp. *(a)	47,025	113,801
NexTier Oilfield Solutions, Inc. *	55,546	104,982
Nine Energy Service, Inc. *(a)	4,359	4,664
Northern Oil and Gas, Inc. *	8,452	31,272
Occidental Petroleum Corp.	290,210	2,649,617
Oceaneering International, Inc. *	40,936	167,019
Oil States International, Inc. *	23,526	58,580
ONEOK, Inc.	155,335	4,504,715
Overseas Shipholding Group, Inc., Class A *	18,500	35,335

40
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Ovintiv, Inc.	94,520	869,584
Pacific Ethanol, Inc. *	22,969	139,881
Par Pacific Holdings, Inc. *	12,907	83,121
Parsley Energy, Inc., Class A	110,016	1,101,260
Patterson-UTI Energy, Inc.	66,559	170,391
PBF Energy, Inc., Class A	34,678	161,946
PDC Energy, Inc. *	33,648	401,084
Peabody Energy Corp. *	28,625	36,926
Penn Virginia Corp. *	3,770	28,954
Phillips 66	151,769	7,081,542
PHX Minerals, Inc.	6,200	9,300
Pioneer Natural Resources Co.	57,343	4,562,209
ProPetro Holding Corp. *	32,169	127,068
QEP Resources, Inc.	77,176	69,458
Range Resources Corp.	92,473	608,472
Renewable Energy Group, Inc. *	14,753	832,069
REX American Resources Corp. *	1,646	119,648
Ring Energy, Inc. *	20,681	10,566
RPC, Inc. *	17,418	41,455
SandRidge Energy, Inc. *	8,633	14,849
Schlumberger N.V.	483,589	7,224,820
SEACOR Holdings, Inc. *	7,085	217,014
SEACOR Marine Holdings, Inc. *	10,065	17,312
Select Energy Services, Inc., Class A *	32,143	97,072
SilverBow Resources, Inc. *	1,839	8,588
SM Energy Co.	35,926	57,841
Solaris Oilfield Infrastructure, Inc., Class A	9,189	54,491
Southwestern Energy Co. *	193,835	517,539
Talos Energy, Inc. *	6,353	41,803
Targa Resources Corp.	81,708	1,311,413
TechnipFMC plc	147,197	813,999
Tellurian, Inc. *	68,096	65,372
TETRA Technologies, Inc. *	33,023	18,344
The Williams Cos., Inc.	421,521	8,088,988
Tidewater, Inc. *	12,517	73,350
Torchlight Energy Resources, Inc. *	33,032	9,054
Transocean Ltd. *	195,370	130,996
U.S. Well Services, Inc. *	10,920	3,403
Uranium Energy Corp. *	39,550	34,116
US Silica Holdings, Inc.	28,760	78,227
VAALCO Energy, Inc. *	20,055	16,957
Valero Energy Corp.	141,882	5,478,064
W&T Offshore, Inc. *(a)	25,000	35,000
World Fuel Services Corp.	22,400	471,520
WPX Energy, Inc. *	142,630	657,524
		214,499,032

Food & Staples Retailing 1.4%
Albertsons Cos., Inc., Class A *(a)	12,556	184,448
BJ's Wholesale Club Holdings, Inc. *	46,482	1,779,796
Casey's General Stores, Inc.	13,124	2,212,313
Costco Wholesale Corp.	153,276	54,814,563
Grocery Outlet Holding Corp. *	27,452	1,208,437
HF Foods Group, Inc. *(a)	11,138	73,400
Ingles Markets, Inc., Class A	5,108	183,173
Natural Grocers by Vitamin Cottage, Inc.	2,400	25,536
Performance Food Group Co. *	46,046	1,547,606
PriceSmart, Inc.	8,304	572,976
Rite Aid Corp. *	19,024	173,879
SpartanNash, Co.	13,213	243,251
Sprouts Farmers Market, Inc. *	42,873	816,731
Sysco Corp.	176,726	9,774,715
The Andersons, Inc.	12,706	275,593
The Chefs' Warehouse, Inc. *	9,323	126,047
The Kroger Co.	270,199	8,703,110
U.S. Foods Holding Corp. *	77,897	1,628,047
Security	Number of Shares	Value ($)
United Natural Foods, Inc. *	18,511	269,705
Village Super Market, Inc., Class A	3,931	89,037
Walgreens Boots Alliance, Inc.	249,932	8,507,685
Walmart, Inc.	482,312	66,920,790
Weis Markets, Inc.	5,868	266,466
		160,397,304

Food, Beverage & Tobacco 3.1%
22nd Century Group, Inc. *	28,273	20,552
Alico, Inc.	475	13,718
Altria Group, Inc.	645,184	23,278,239
Archer-Daniels-Midland Co.	193,149	8,931,210
B&G Foods, Inc. (a)	23,882	634,306
Beyond Meat, Inc. *	17,077	2,432,277
Brown-Forman Corp., Class A	19,538	1,226,010
Brown-Forman Corp., Class B	63,388	4,418,777
Bunge Ltd.	48,764	2,766,382
Cal-Maine Foods, Inc. *	11,722	449,539
Calavo Growers, Inc.	6,100	409,493
Campbell Soup Co.	69,029	3,221,583
Celsius Holdings, Inc. *	9,441	189,859
Coca-Cola Consolidated, Inc.	1,696	388,299
Conagra Brands, Inc.	169,738	5,956,106
Constellation Brands, Inc., Class A	58,386	9,647,119
Darling Ingredients, Inc. *	57,811	2,485,873
Farmer Brothers Co. *	4,500	15,615
Flowers Foods, Inc.	68,235	1,608,981
Fresh Del Monte Produce, Inc.	11,734	252,633
Freshpet, Inc. *	13,938	1,595,901
General Mills, Inc.	212,808	12,581,209
Hormel Foods Corp.	97,746	4,759,253
Hostess Brands, Inc. *	43,750	553,000
Ingredion, Inc.	23,705	1,680,447
J&J Snack Foods Corp.	5,365	727,333
John B. Sanfilippo & Son, Inc.	3,617	263,173
Kellogg Co.	87,602	5,509,290
Keurig Dr Pepper, Inc.	161,079	4,333,025
Lamb Weston Holdings, Inc.	50,186	3,184,302
Lancaster Colony Corp.	7,092	1,178,265
Landec Corp. *	9,100	87,451
Limoneira Co.	4,500	62,235
McCormick & Co., Inc. - Non Voting Shares	43,202	7,798,393
MGP Ingredients, Inc.	4,637	194,847
Molson Coors Beverage Co., Class B	64,695	2,281,146
Mondelez International, Inc., Class A	496,044	26,349,857
Monster Beverage Corp. *	128,239	9,819,260
National Beverage Corp. *	4,003	313,395
NewAge, Inc. *(a)	25,010	58,523
PepsiCo, Inc.	480,930	64,103,160
Philip Morris International, Inc.	541,191	38,435,385
Pilgrim's Pride Corp. *	17,681	295,980
Post Holdings, Inc. *	22,135	1,901,396
RiceBran Technologies *	12,444	6,346
Sanderson Farms, Inc.	7,034	900,141
Seaboard Corp.	95	327,275
Seneca Foods Corp., Class A *	2,000	73,700
The Alkaline Water Co., Inc. *	16,336	20,420
The Boston Beer Co., Inc., Class A *	3,156	3,279,652
The Coca-Cola Co.	1,342,562	64,523,530
The Hain Celestial Group, Inc. *	27,410	842,858
The Hershey Co.	51,194	7,037,127
The JM Smucker Co.	39,885	4,475,097
The Kraft Heinz Co.	224,898	6,879,630
The Simply Good Foods Co. *	28,499	535,781
Tootsie Roll Industries, Inc.	6,110	182,567
TreeHouse Foods, Inc. *	20,033	778,082

41
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Turning Point Brands, Inc.	4,184	156,774
Tyson Foods, Inc., Class A	102,171	5,847,246
Universal Corp.	9,019	359,407
Vector Group Ltd.	41,360	380,098
Vital Farms, Inc. *	2,008	69,396
Whole Earth Brands, Inc. *	7,684	62,932
		353,150,856

Health Care Equipment & Services 6.6%
1Life Healthcare, Inc. *	23,933	675,150
Abbott Laboratories	614,510	64,591,146
ABIOMED, Inc. *	15,773	3,972,903
Acadia Healthcare Co., Inc. *	30,729	1,095,489
Accelerate Diagnostics, Inc. *(a)	10,300	97,026
Accolade, Inc. *	5,265	184,380
Accuray, Inc. *	28,423	82,711
Acutus Medical, Inc. *	2,022	46,243
AdaptHealth Corp. *	11,978	326,999
Addus HomeCare Corp. *	5,284	515,560
Align Technology, Inc. *	25,073	10,683,104
Allscripts Healthcare Solutions, Inc. *	53,720	541,498
Alphatec Holdings, Inc. *	17,902	152,883
Amedisys, Inc. *	11,265	2,917,635
American Renal Associates Holdings, Inc. *	4,023	46,224
AmerisourceBergen Corp.	51,289	4,927,334
AMN Healthcare Services, Inc. *	15,960	1,041,869
AngioDynamics, Inc. *	11,450	118,393
Antares Pharma, Inc. *	62,307	170,098
Anthem, Inc.	87,177	23,781,886
Apollo Medical Holdings, Inc. *	7,448	128,553
Apyx Medical Corp. *	8,600	51,772
Aspira Women's Health, Inc. *(a)	27,640	104,203
AtriCure, Inc. *	16,264	562,084
Atrion Corp.	475	285,546
Avanos Medical, Inc. *	17,115	605,015
AxoGen, Inc. *	11,943	150,601
Axonics Modulation Technologies, Inc. *	8,851	415,023
Baxter International, Inc.	175,724	13,630,911
Becton, Dickinson & Co.	100,779	23,293,050
Bellerophon Therapeutics, Inc. *	4,176	35,204
Beyond Air, Inc. *(a)	8,170	42,811
BioLife Solutions, Inc. *	6,771	194,395
BioSig Technologies, Inc. *(a)	8,008	25,305
BioTelemetry, Inc. *	12,185	518,837
Boston Scientific Corp. *	498,496	17,083,458
Brookdale Senior Living, Inc. *	69,175	203,375
Cantel Medical Corp.	13,357	638,999
Capital Senior Living Corp. *	1,618	803
Cardinal Health, Inc.	101,874	4,664,811
Cardiovascular Systems, Inc. *	13,657	486,872
Castle Biosciences, Inc. *	4,958	230,200
Castlight Health, Inc., Class B *	20,805	18,369
Centene Corp. *	202,307	11,956,344
Cerner Corp.	106,294	7,450,147
Cerus Corp. *	57,125	299,906
Change Healthcare, Inc. *	79,446	1,124,161
Chembio Diagnostics, Inc. *(a)	7,487	35,488
Chemed Corp.	5,540	2,649,893
Cigna Corp.	127,798	21,338,432
Co-Diagnostics, Inc. *(a)	7,865	105,470
Community Health Systems, Inc. *	34,809	217,208
Computer Programs & Systems, Inc.	3,700	103,193
Conformis, Inc. *	21,969	15,198
CONMED Corp.	10,244	798,725
CorVel Corp. *	3,002	273,842
Covetrus, Inc. *	33,231	820,473
Security	Number of Shares	Value ($)
Cross Country Healthcare, Inc. *	14,856	116,620
CryoLife, Inc. *	12,053	202,008
CryoPort, Inc. *	14,093	565,693
Cutera, Inc. *	4,219	79,866
CVS Health Corp.	453,420	25,432,328
CytoSorbents Corp. *	9,756	74,633
Danaher Corp.	218,952	50,258,242
DarioHealth Corp. *	4,600	46,782
DaVita, Inc. *	26,153	2,255,696
DENTSPLY SIRONA, Inc.	76,941	3,630,846
DexCom, Inc. *	33,094	10,576,181
Edwards Lifesciences Corp. *	216,612	15,528,914
Ekso Bionics Holdings, Inc. *(a)	1,406	5,722
Electromed, Inc. *	3,981	33,082
Encompass Health Corp.	35,123	2,153,391
Envista Holdings Corp. *	56,582	1,494,897
Enzo Biochem, Inc. *	13,471	24,517
Evolent Health, Inc., Class A *	29,477	293,001
Five Star Senior Living, Inc. *	5,708	26,086
FONAR Corp. *	1,870	36,727
Fulgent Genetics, Inc. *	3,817	124,167
Genesis Healthcare, Inc. *	32,553	14,004
GenMark Diagnostics, Inc. *	23,488	287,023
Glaukos Corp. *	15,563	870,283
Globus Medical, Inc., Class A *	27,392	1,427,671
Guardant Health, Inc. *	29,343	3,129,724
Haemonetics Corp. *	18,086	1,828,314
Hanger, Inc. *	13,820	241,435
HCA Healthcare, Inc.	91,843	11,383,021
Health Catalyst, Inc. *	10,899	375,798
HealthEquity, Inc. *	26,867	1,383,382
HealthStream, Inc. *	7,648	139,958
Henry Schein, Inc. *	50,115	3,186,312
Heska Corp. *	3,412	400,330
Hill-Rom Holdings, Inc.	23,290	2,121,020
HMS Holdings Corp. *	32,631	868,637
Hologic, Inc. *	90,716	6,243,075
HTG Molecular Diagnostics, Inc. *	18,640	5,853
Humana, Inc.	45,789	18,282,632
ICAD, Inc. *	5,445	53,143
ICU Medical, Inc. *	6,955	1,236,530
IDEXX Laboratories, Inc. *	29,568	12,561,078
Inari Medical, Inc. *	2,101	139,086
InfuSystem Holdings, Inc. *	4,288	52,828
Inogen, Inc. *	6,823	199,300
Inovalon Holdings, Inc., Class A *	28,884	548,507
Inspire Medical Systems, Inc. *	9,087	1,085,260
Insulet Corp. *	22,852	5,078,857
Integer Holdings Corp. *	11,589	677,377
Integra LifeSciences Holdings Corp. *	25,697	1,133,238
IntriCon Corp. *	4,256	53,200
Intuitive Surgical, Inc. *	40,625	27,100,125
Invacare Corp.	9,218	74,758
iRadimed Corp. *	1,334	30,215
iRhythm Technologies, Inc. *	9,892	2,091,663
Laboratory Corp. of America Holdings *	34,037	6,799,572
Lantheus Holdings, Inc. *	23,570	255,970
LeMaitre Vascular, Inc.	5,247	170,423
LENSAR, Inc. *	3,420	33,379
LHC Group, Inc. *	10,851	2,349,784
LivaNova plc *	17,771	894,592
Livongo Health, Inc. *(b)	22,473	2,708,993
Magellan Health, Inc. *	7,831	565,946
Masimo Corp. *	17,507	3,918,417
McKesson Corp.	56,202	8,289,233
MEDNAX, Inc. *	29,765	379,504
Medtronic plc	466,769	46,942,958
Meridian Bioscience, Inc. *	14,540	249,361

42
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Merit Medical Systems, Inc. *	18,529	927,377
Mesa Laboratories, Inc.	1,598	417,733
Milestone Scientific, Inc. *	21,743	33,484
Misonix, Inc. *	7,008	79,611
Molina Healthcare, Inc. *	20,962	3,908,784
NantHealth, Inc. *(a)	27,365	55,004
National HealthCare Corp.	3,965	250,985
National Research Corp.	3,945	204,351
Natus Medical, Inc. *	13,282	241,865
Neogen Corp. *	18,220	1,270,663
Neuronetics, Inc. *(a)	8,872	43,916
Nevro Corp. *	12,083	1,802,904
NextGen Healthcare, Inc. *	16,383	222,809
Novocure Ltd. *	29,100	3,553,110
NuVasive, Inc. *	17,797	790,721
Omnicell, Inc. *	15,517	1,342,996
Ontrak, Inc. *(a)	2,607	159,653
OptimizeRx Corp. *	3,035	60,093
Option Care Health, Inc. *	17,803	237,314
OraSure Technologies, Inc. *	25,771	385,019
Orthofix Medical, Inc. *	6,531	204,159
OrthoPediatrics Corp. *	3,885	173,271
Owens & Minor, Inc.	22,515	565,577
Patterson Cos., Inc.	31,422	781,622
Penumbra, Inc. *	11,799	3,079,893
PetIQ, Inc. *	6,200	177,072
Phreesia, Inc. *	10,376	383,601
Premier, Inc., Class A	23,402	765,948
Progyny, Inc. *	11,086	270,166
Psychemedics Corp.	2,969	11,193
Pulse Biosciences, Inc. *(a)	2,908	35,216
Quest Diagnostics, Inc.	47,066	5,748,641
Quidel Corp. *	13,463	3,611,988
Quotient Ltd. *	28,484	134,445
R1 RCM, Inc. *	40,724	729,774
RadNet, Inc. *	14,117	204,838
Repro-Med Systems, Inc. *	4,895	27,020
ResMed, Inc.	50,392	9,672,241
Retractable Technologies, Inc. *	11,616	85,261
Rockwell Medical, Inc. *	13,042	11,117
Schrodinger, Inc. *	11,642	567,897
SeaSpine Holdings Corp. *	7,349	93,773
Select Medical Holdings Corp. *	39,510	828,920
Senseonics Holdings, Inc. *	26,000	9,703
Sensus Healthcare, Inc. *	5,903	14,639
Sharps Compliance Corp. *	7,560	45,058
Shockwave Medical, Inc. *	9,869	674,250
SI-BONE, Inc. *	6,811	142,827
Sientra, Inc. *	12,323	52,003
Silk Road Medical, Inc. *	11,622	704,293
Simulations Plus, Inc.	4,349	281,902
SmileDirectClub, Inc. *	28,587	254,424
Soliton, Inc. *(a)	4,273	30,595
STAAR Surgical Co. *	14,774	1,071,115
Stereotaxis, Inc. *	16,205	51,208
STERIS plc	29,679	5,258,822
Stryker Corp.	113,221	22,871,774
Surgalign Holdings, Inc. *	18,100	31,494
Surgery Partners, Inc. *	5,591	121,996
Surmodics, Inc. *	4,200	154,350
Tabula Rasa HealthCare, Inc. *	7,830	270,448
Tactile Systems Technology, Inc. *	6,321	231,222
Tandem Diabetes Care, Inc. *	20,606	2,246,054
Tela Bio, Inc. *	4,346	65,885
Teladoc Health, Inc. *	28,369	5,573,374
Teleflex, Inc.	16,332	5,197,332
Tenet Healthcare Corp. *	37,243	913,943
The Cooper Cos., Inc.	17,203	5,488,617
Security	Number of Shares	Value ($)
The Ensign Group, Inc.	17,784	1,046,411
The Joint Corp. *	3,340	62,592
The Pennant Group, Inc. *	8,273	344,653
The Providence Service Corp. *	4,117	483,953
Tivity Health, Inc. *	16,969	233,324
TransMedics Group, Inc. *	8,450	101,231
Triple-S Management Corp., Class B *	6,987	129,399
U.S. Physical Therapy, Inc.	5,147	408,312
UnitedHealth Group, Inc.	330,093	100,724,578
Universal Health Services, Inc., Class B	27,117	2,970,667
Utah Medical Products, Inc.	1,365	113,295
Vapotherm, Inc. *	6,833	204,648
Varex Imaging Corp. *	14,217	190,508
Varian Medical Systems, Inc. *	31,789	5,493,139
Veeva Systems, Inc., Class A *	47,103	12,720,165
ViewRay, Inc. *	38,091	113,130
Vocera Communications, Inc. *	10,583	346,911
VolitionRX Ltd. *(a)	15,384	45,691
West Pharmaceutical Services, Inc.	25,729	7,000,089
Wright Medical Group N.V. *	44,821	1,371,074
Zimmer Biomet Holdings, Inc.	72,191	9,536,431
Zynex, Inc. *	5,451	69,827
		756,967,757

Household & Personal Products 1.7%
BellRing Brands, Inc., Class A *	13,740	251,305
Central Garden & Pet Co. *	4,210	164,022
Central Garden & Pet Co., Class A *	13,239	468,528
Church & Dwight Co., Inc.	85,901	7,592,789
Colgate-Palmolive Co.	297,715	23,486,736
Coty, Inc., Class A	100,228	290,661
Edgewell Personal Care Co. *	18,438	483,444
elf Beauty, Inc. *	10,527	213,382
Energizer Holdings, Inc.	20,595	810,413
Herbalife Nutrition Ltd. *	32,833	1,482,082
Inter Parfums, Inc.	5,865	240,817
Kimberly-Clark Corp.	118,593	15,724,246
Lifevantage Corp. *	5,280	58,344
Medifast, Inc.	3,897	547,490
Natural Health Trends Corp.	2,166	11,978
Nature's Sunshine Products, Inc. *	5,329	55,528
Nu Skin Enterprises, Inc., Class A	18,865	930,988
Oil-Dri Corp. of America	1,600	54,656
Revlon, Inc., Class A *(a)	3,255	13,346
Reynolds Consumer Products, Inc.	17,830	503,519
Spectrum Brands Holdings, Inc.	14,158	805,165
The Clorox Co.	43,990	9,116,927
The Estee Lauder Cos., Inc., Class A	78,174	17,171,701
The Procter & Gamble Co.	864,619	118,539,265
USANA Health Sciences, Inc. *	4,282	323,933
Veru, Inc. *	15,200	38,304
WD-40 Co.	5,025	1,222,985
		200,602,554

Insurance 2.0%
Aflac, Inc.	228,633	7,762,090
Alleghany Corp.	5,021	2,746,136
Ambac Financial Group, Inc. *	15,031	184,581
American Equity Investment Life Holding Co.	31,647	785,479
American Financial Group, Inc.	25,218	1,889,837
American International Group, Inc.	300,597	9,465,800
American National Group, Inc.	3,761	258,757
AMERISAFE, Inc.	7,229	426,366
Aon plc, Class A	80,161	14,750,426
Arch Capital Group Ltd. *	142,774	4,313,203

43
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Argo Group International Holdings Ltd.	11,607	414,138
Arthur J. Gallagher & Co.	66,526	6,899,411
Assurant, Inc.	21,052	2,618,237
Assured Guaranty Ltd.	27,577	704,041
Athene Holding Ltd., Class A *	43,038	1,380,659
Axis Capital Holdings Ltd.	28,377	1,211,414
Brighthouse Financial, Inc. *	31,350	1,037,685
Brown & Brown, Inc.	81,791	3,558,726
BRP Group, Inc., Class A *	11,085	282,668
Chubb Ltd.	156,452	20,324,679
Cincinnati Financial Corp.	52,449	3,710,242
Citizens, Inc. *	22,044	127,194
CNA Financial Corp.	9,550	284,495
CNO Financial Group, Inc.	51,690	917,497
Crawford & Co., Class A	4,938	31,603
Crawford & Co., Class B	5,800	36,772
Donegal Group, Inc., Class A	5,782	83,897
eHealth, Inc. *	8,839	593,185
Employers Holdings, Inc.	11,759	376,406
Enstar Group Ltd. *	4,865	836,148
Erie Indemnity Co., Class A	8,399	1,955,875
Everest Re Group Ltd.	14,087	2,776,266
FBL Financial Group, Inc., Class A	3,305	164,225
FedNat Holding Co.	4,085	20,956
Fidelity National Financial, Inc.	101,834	3,186,386
First American Financial Corp.	38,843	1,732,009
Genworth Financial, Inc., Class A *	174,782	686,893
Globe Life, Inc.	34,249	2,777,251
GoHealth, Inc., Class A *	10,390	107,640
Goosehead Insurance, Inc., Class A	4,873	597,137
Greenlight Capital Re Ltd., Class A *	12,115	81,776
Hallmark Financial Services, Inc. *	9,052	24,531
HCI Group, Inc.	2,926	137,463
Heritage Insurance Holdings, Inc.	9,756	92,097
Horace Mann Educators Corp.	14,260	483,557
Independence Holding Co.	2,346	88,726
Investors Title Co.	416	55,544
James River Group Holdings Ltd.	11,384	531,974
Kemper Corp.	21,510	1,326,307
Kingstone Cos., Inc.	2,696	15,691
Kinsale Capital Group, Inc.	7,444	1,395,527
Lemonade, Inc. *(a)	3,171	159,470
Lincoln National Corp.	64,843	2,275,989
Loews Corp.	83,701	2,902,751
Maiden Holdings Ltd. *	18,900	23,058
Markel Corp. *	4,829	4,504,491
Marsh & McLennan Cos., Inc.	175,385	18,145,332
MBIA, Inc. *	23,883	136,372
Mercury General Corp.	9,807	399,243
MetLife, Inc.	266,386	10,082,710
National General Holdings Corp.	21,670	736,130
National Western Life Group, Inc., Class A	704	119,420
NI Holdings, Inc. *	2,860	47,791
Old Republic International Corp.	100,464	1,635,554
Palomar Holdings, Inc. *	7,124	635,247
Primerica, Inc.	13,749	1,515,690
Principal Financial Group, Inc.	88,859	3,485,050
ProAssurance Corp.	18,940	292,244
ProSight Global, Inc. *	4,459	52,750
Protective Insurance Corp., Class B	4,607	60,582
Prudential Financial, Inc.	136,310	8,726,566
Reinsurance Group of America, Inc.	23,535	2,377,506
RenaissanceRe Holdings Ltd.	17,754	2,871,177
RLI Corp.	13,764	1,193,339
Safety Insurance Group, Inc.	5,451	381,570
Selective Insurance Group, Inc.	20,690	1,077,121
Selectquote, Inc. *	8,643	148,832
Security	Number of Shares	Value ($)
State Auto Financial Corp.	5,500	67,870
Stewart Information Services Corp.	9,355	396,558
The Allstate Corp.	107,832	9,570,090
The Hanover Insurance Group, Inc.	13,210	1,263,669
The Hartford Financial Services Group, Inc.	125,228	4,823,783
The Progressive Corp.	203,040	18,659,376
The Travelers Cos., Inc.	87,967	10,618,497
Third Point Reinsurance Ltd. *	32,236	250,796
Tiptree, Inc.	7,504	36,544
Trupanion, Inc. *	11,100	794,094
United Fire Group, Inc.	8,730	179,314
United Insurance Holdings Corp.	6,439	28,267
Universal Insurance Holdings, Inc.	9,563	119,251
Unum Group	67,600	1,193,816
W.R. Berkley Corp.	49,902	3,000,108
Watford Holdings Ltd. *	4,845	174,420
White Mountains Insurance Group Ltd.	1,071	972,821
Willis Towers Watson plc	44,928	8,198,461
		230,583,323

Materials 2.8%
Advanced Emissions Solutions, Inc.	5,901	26,259
AdvanSix, Inc. *	8,959	136,356
AgroFresh Solutions, Inc. *	10,000	20,600
Air Products & Chemicals, Inc.	76,510	21,135,122
Albemarle Corp.	36,737	3,424,256
Alcoa Corp. *	64,376	831,738
Allegheny Technologies, Inc. *	43,781	403,223
Amcor plc	547,445	5,709,851
American Vanguard Corp.	9,646	124,626
Amyris, Inc. *	27,872	69,680
AptarGroup, Inc.	22,484	2,565,200
Arconic Corp. *	33,829	735,442
Ashland Global Holdings, Inc.	19,000	1,325,630
Avery Dennison Corp.	29,123	4,030,332
Avient Corp.	32,939	1,023,415
Axalta Coating Systems Ltd. *	73,084	1,835,139
Balchem Corp.	11,652	1,164,617
Ball Corp.	112,689	10,029,321
Berry Global Group, Inc. *	46,380	2,162,699
Boise Cascade Co.	12,963	497,520
Cabot Corp.	20,323	772,477
Carpenter Technology Corp.	16,523	288,822
Celanese Corp.	40,973	4,650,845
Century Aluminum Co. *	14,114	92,870
CF Industries Holdings, Inc.	73,241	2,022,184
Chase Corp.	2,673	254,363
Clearwater Paper Corp. *	5,366	199,347
Cleveland-Cliffs, Inc.	143,210	1,185,779
Coeur Mining, Inc. *	86,224	609,604
Commercial Metals Co.	41,029	847,249
Compass Minerals International, Inc.	11,822	713,812
Contura Energy, Inc. *	6,988	45,073
Corteva, Inc.	260,265	8,583,540
Crown Holdings, Inc. *	47,004	4,032,943
Domtar Corp.	19,344	461,935
Dow, Inc.	257,718	11,723,592
DuPont de Nemours, Inc.	253,824	14,437,509
Eagle Materials, Inc.	14,491	1,235,358
Eastman Chemical Co.	46,327	3,745,075
Ecolab, Inc.	85,929	15,775,705
Element Solutions, Inc. *	76,011	890,849
Ferro Corp. *	30,061	386,584
Flotek Industries, Inc. *	16,539	41,017
FMC Corp.	45,146	4,638,300
Forterra, Inc. *	9,076	118,442

44
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Freeport-McMoRan, Inc.	506,531	8,783,248
FutureFuel Corp.	9,399	111,754
GCP Applied Technologies, Inc. *	19,258	420,017
Glatfelter Corp.	17,901	255,447
Gold Resource Corp.	19,195	52,594
Graphic Packaging Holding Co.	96,401	1,281,169
Greif, Inc., Class A	11,764	477,501
H.B. Fuller Co.	17,701	800,970
Hawkins, Inc.	3,679	171,846
Haynes International, Inc.	3,574	57,935
Hecla Mining Co.	183,136	838,763
Huntsman Corp.	69,516	1,688,544
Hycroft Mining Holding Corp. *	7,802	63,742
Ingevity Corp. *	14,839	814,364
Innospec, Inc.	9,038	597,773
International Flavors & Fragrances, Inc. (a)	37,194	3,818,336
International Paper Co.	136,319	5,963,956
Intrepid Potash, Inc. *	2,719	27,136
Kaiser Aluminum Corp.	6,075	382,300
Koppers Holdings, Inc. *	6,542	146,737
Kraton Corp. *	9,654	273,208
Kronos Worldwide, Inc.	6,230	82,984
Linde plc	182,192	40,144,185
Livent Corp. *	54,430	585,123
Loop Industries, Inc. *(a)	4,729	28,563
Louisiana-Pacific Corp.	40,157	1,147,687
LSB Industries, Inc. *	5,600	12,488
LyondellBasell Industries N.V., Class A	89,024	6,093,693
Marrone Bio Innovations, Inc. *(a)	27,730	30,503
Martin Marietta Materials, Inc.	21,590	5,750,497
Materion Corp.	7,145	365,753
McEwen Mining, Inc. *	126,062	122,457
Mercer International, Inc.	14,607	91,878
Minerals Technologies, Inc.	12,903	705,665
Myers Industries, Inc.	14,310	205,205
Neenah, Inc.	6,513	245,084
NewMarket Corp.	2,533	906,029
Newmont Corp.	278,868	17,524,065
Northern Technologies International Corp.	3,248	26,016
Nucor Corp.	104,487	4,990,299
O-I Glass, Inc.	56,848	536,077
Olin Corp.	50,462	835,146
Olympic Steel, Inc.	2,550	29,096
Orion Engineered Carbons S.A.	16,940	248,510
Packaging Corp. of America	32,702	3,744,052
PPG Industries, Inc.	81,655	10,592,287
PQ Group Holdings, Inc. *	13,423	155,170
Quaker Chemical Corp.	4,697	896,141
Ranpak Holdings Corp. *	8,300	70,799
Rayonier Advanced Materials, Inc. *	17,736	60,834
Reliance Steel & Aluminum Co.	21,906	2,387,535
Resolute Forest Products, Inc. *	28,000	128,520
Royal Gold, Inc.	22,993	2,731,798
RPM International, Inc.	45,054	3,814,722
Ryerson Holding Corp. *	4,659	36,666
Schnitzer Steel Industries, Inc., Class A	9,050	190,050
Schweitzer-Mauduit International, Inc.	10,032	333,062
Sealed Air Corp.	53,517	2,118,738
Sensient Technologies Corp.	14,680	960,512
Silgan Holdings, Inc.	26,115	899,662
Sonoco Products Co.	35,418	1,731,586
Steel Dynamics, Inc.	69,542	2,189,182
Stepan Co.	7,314	851,642
Summit Materials, Inc., Class A *	39,293	695,093
SunCoke Energy, Inc.	29,816	104,058
Synalloy Corp. *	2,200	11,418
Security	Number of Shares	Value ($)
Tecnoglass, Inc.	4,997	22,536
The Chemours Co.	59,723	1,202,821
The Mosaic Co.	120,395	2,227,308
The Scotts Miracle-Gro Co.	14,136	2,121,107
The Sherwin-Williams Co.	28,403	19,540,696
TimkenSteel Corp. *	10,796	41,781
Trecora Resources *	10,224	60,526
Tredegar Corp.	8,263	120,475
Trinseo S.A.	14,067	447,612
Tronox Holdings plc, Class A *	35,242	344,314
UFP Technologies, Inc. *	3,202	118,666
United States Lime & Minerals, Inc.	1,011	93,720
United States Steel Corp.	77,769	751,249
Universal Stainless & Alloy Products, Inc. *	1,800	9,774
US Concrete, Inc. *	6,497	220,638
Valvoline, Inc.	63,880	1,256,520
Venator Materials plc *	13,280	25,763
Verso Corp., Class A	6,622	51,519
Vulcan Materials Co.	46,047	6,669,448
W.R. Grace & Co.	21,494	934,774
Warrior Met Coal, Inc.	18,646	279,690
Westlake Chemical Corp.	12,523	846,805
WestRock Co.	90,051	3,381,415
Worthington Industries, Inc.	13,511	664,876
		318,876,203

Media & Entertainment 8.4%
Activision Blizzard, Inc.	268,131	20,305,561
Alphabet, Inc., Class A *	104,341	168,626,534
Alphabet, Inc., Class C *	101,954	165,268,454
Altice USA, Inc., Class A *	112,593	3,034,381
AMC Entertainment Holdings, Inc., Class A (a)	22,090	52,132
AMC Networks, Inc., Class A *(a)	10,297	218,811
ANGI Homeservices, Inc., Class A *	22,425	237,705
Boston Omaha Corp., Class A *	2,600	41,548
Cable One, Inc.	1,861	3,222,991
Cardlytics, Inc. *	9,475	699,444
Cargurus, Inc. *	27,764	553,337
Cars.com, Inc. *	21,136	156,195
Charter Communications, Inc., Class A *	51,842	31,303,236
Cinedigm Corp., Class A *	23,490	11,040
Cinemark Holdings, Inc.	37,192	304,602
Clear Channel Outdoor Holdings, Inc. *	176,155	157,483
Comcast Corp., Class A	1,581,730	66,812,275
comScore, Inc. *	18,690	37,287
Cumulus Media, Inc., Class A *	6,971	35,273
Daily Journal Corp. *	427	115,802
DHI Group, Inc. *	17,016	28,757
Discovery, Inc., Class A *	55,751	1,128,400
Discovery, Inc., Class C *	107,690	1,972,881
DISH Network Corp., Class A *	85,754	2,185,869
Electronic Arts, Inc. *	100,405	12,031,531
Emerald Holding, Inc.	7,527	19,721
Entercom Communications Corp., Class A	55,637	83,456
Entravision Communications Corp., Class A	23,831	43,611
Eventbrite, Inc., Class A *	25,100	231,673
EverQuote, Inc., Class A *	3,535	118,387
Facebook, Inc., Class A *	835,106	219,724,740
Fluent, Inc. *	13,431	34,249
Fox Corp., Class A	118,974	3,155,190
Fox Corp., Class B	54,928	1,435,818
Gaia, Inc. *	3,400	34,476
Gannett Co., Inc. *	55,113	63,380

45
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Glu Mobile, Inc. *	45,278	324,190
Gray Television, Inc. *	28,501	361,393
Hemisphere Media Group, Inc. *	4,890	38,240
IAC/InterActiveCorp *	27,141	3,276,462
iHeartMedia, Inc., Class A *	20,035	164,688
John Wiley & Sons, Inc., Class A	15,690	485,762
Lee Enterprises, Inc. *	15,450	12,068
Liberty Broadband Corp., Class A *	8,502	1,194,956
Liberty Broadband Corp., Class C *	53,332	7,557,678
Liberty Media Corp. - Liberty Braves, Class A *	2,953	61,127
Liberty Media Corp. - Liberty Braves, Class C *	12,455	254,954
Liberty Media Corp. - Liberty Formula One, Class A *	8,605	286,546
Liberty Media Corp. - Liberty Formula One, Class C *	70,617	2,551,392
Liberty Media Corp. - Liberty SiriusXM, Class A *	29,393	1,016,116
Liberty Media Corp. - Liberty SiriusXM, Class C *	60,519	2,093,957
Liberty TripAdvisor Holdings, Inc., Class A *	24,773	44,096
Lions Gate Entertainment Corp., Class A *	23,373	156,599
Lions Gate Entertainment Corp., Class B *	41,368	259,377
Live Nation Entertainment, Inc. *	49,186	2,400,277
LiveXLive Media, Inc. *(a)	8,492	17,069
Loral Space & Communications, Inc.	4,480	77,997
Madison Square Garden Entertainment Corp. *	6,349	412,685
Madison Square Garden Sports Corp. *	6,349	899,272
Marchex, Inc., Class B *	10,570	18,075
Match Group, Inc. *	89,729	10,478,553
MDC Partners, Inc., Class A *	9,467	22,153
Meredith Corp.	14,298	157,278
MSG Networks, Inc., Class A *	16,477	147,304
National CineMedia, Inc.	18,547	36,816
Netflix, Inc. *	153,279	72,920,951
News Corp., Class A	136,807	1,796,276
News Corp., Class B	41,136	535,591
Nexstar Media Group, Inc., Class A	16,002	1,318,565
Omnicom Group, Inc.	75,542	3,565,582
Pinterest, Inc., Class A *	160,275	9,448,211
QuinStreet, Inc. *	14,714	235,498
Reading International, Inc., Class A *	4,446	10,404
Roku, Inc. *	36,682	7,424,437
Saga Communications, Inc., Class A	1,496	25,462
Scholastic Corp.	10,758	212,578
Sciplay Corp., Class A *	8,602	114,837
Sinclair Broadcast Group, Inc., Class A	19,623	364,595
Sirius XM Holdings, Inc.	422,799	2,422,638
Snap, Inc., Class A *	308,805	12,163,829
Take-Two Interactive Software, Inc. *	40,134	6,217,559
TechTarget, Inc. *	9,109	398,974
TEGNA, Inc.	77,751	935,345
The E.W. Scripps Co., Class A	18,724	170,014
The Interpublic Group of Cos., Inc.	135,456	2,450,399
The Marcus Corp.	7,772	56,969
The New York Times Co., Class A	50,827	2,015,799
The Walt Disney Co.	627,587	76,094,924
Travelzoo *	3,496	25,940
Tribune Publishing Co.	7,731	88,597
TripAdvisor, Inc.	34,212	653,791
TrueCar, Inc. *	39,721	173,184
Twitter, Inc. *	276,284	11,427,106
Security	Number of Shares	Value ($)
ViacomCBS, Inc., Class B	199,689	5,705,115
Warner Music Group Corp., Class A	30,292	803,647
WideOpenWest, Inc. *	13,374	66,736
World Wrestling Entertainment, Inc., Class A	15,955	580,124
Yelp, Inc. *	23,968	471,451
Zillow Group, Inc., Class A *	12,767	1,140,476
Zillow Group, Inc., Class C *	49,142	4,354,964
ZoomInfo Technologies, Inc., Class A *	20,778	789,356
Zynga, Inc., Class A *	345,526	3,106,279
		968,579,513

Pharmaceuticals, Biotechnology & Life Sciences 7.7%
10X Genomics, Inc., Class A *	22,471	3,076,280
89bio, Inc. *	2,363	54,727
AbbVie, Inc.	613,266	52,188,937
Abeona Therapeutics, Inc. *	16,276	17,415
ACADIA Pharmaceuticals, Inc. *	40,201	1,867,336
Acceleron Pharma, Inc. *	18,033	1,885,891
AcelRx Pharmaceuticals, Inc. *(a)	28,438	48,629
Acer Therapeutics, Inc. *	1,495	3,648
Aclaris Therapeutics, Inc. *	20,505	78,739
Acorda Therapeutics, Inc. *	15,538	13,583
Actinium Pharmaceuticals, Inc. *(a)	2,673	26,623
Adamas Pharmaceuticals, Inc. *	17,873	54,334
Adamis Pharmaceuticals Corp. *	16,516	11,664
Adaptive Biotechnologies Corp. *	28,329	1,305,400
Adicet Bio, Inc. *	780	8,362
ADMA Biologics, Inc. *(a)	23,778	47,318
Adverum Biotechnologies, Inc. *	32,000	349,120
Aeglea BioTherapeutics, Inc. *	18,334	140,805
Aerie Pharmaceuticals, Inc. *	16,193	171,808
Aerpio Pharmaceuticals, Inc. *(a)	12,835	17,199
Agenus, Inc. *	55,732	205,651
AgeX Therapeutics, Inc. *	10,645	16,926
Agile Therapeutics, Inc. *	31,320	85,190
Agilent Technologies, Inc.	107,620	10,986,926
Agios Pharmaceuticals, Inc. *	21,377	856,576
AIM ImmunoTech, Inc. *(a)	20,316	42,054
Akebia Therapeutics, Inc. *	51,571	114,488
Akero Therapeutics, Inc. *	6,447	171,168
Akouos, Inc. *	3,596	69,798
Albireo Pharma, Inc. *	5,648	178,251
Aldeyra Therapeutics, Inc. *	18,127	121,088
Alector, Inc. *	21,859	205,693
Alexion Pharmaceuticals, Inc. *	76,192	8,772,747
Alimera Sciences, Inc. *	2,627	11,007
Alkermes plc *	55,175	896,594
Allakos, Inc. *	10,827	1,029,972
Allena Pharmaceuticals, Inc. *	6,539	8,174
Allogene Therapeutics, Inc. *	22,110	749,971
Allovir, Inc. *	4,244	112,169
Alnylam Pharmaceuticals, Inc. *	40,043	4,924,088
Alpine Immune Sciences, Inc. *	9,194	68,955
Altimmune, Inc. *	11,098	127,072
ALX Oncology Holdings, Inc. *	1,891	74,713
AMAG Pharmaceuticals, Inc. *	9,201	126,238
Amgen, Inc.	203,408	44,127,332
Amicus Therapeutics, Inc. *	90,148	1,607,339
Amneal Pharmaceuticals, Inc. *	43,587	181,322
Amphastar Pharmaceuticals, Inc. *	12,144	237,901
Ampio Pharmaceuticals, Inc. *(a)	73,284	56,062
AnaptysBio, Inc. *	7,720	227,431
Anavex Life Sciences Corp. *	15,874	93,657
ANI Pharmaceuticals, Inc. *	3,733	95,154
Anika Therapeutics, Inc. *	4,606	150,248
Anixa Biosciences, Inc. *	9,149	18,847

46
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Annexon, Inc. *	3,974	82,699
Apellis Pharmaceuticals, Inc. *	17,605	561,599
Applied Genetic Technologies Corp. *	12,820	66,151
Applied Molecular Transport, Inc. *(a)	4,613	135,576
Applied Therapeutics, Inc. *	6,111	99,426
Aprea Therapeutics, Inc. *	4,858	105,953
Aptinyx, Inc. *	17,590	51,539
Aquestive Therapeutics, Inc. *(a)	11,077	53,613
Aravive, Inc. *	1,524	7,056
Arbutus Biopharma Corp. *(a)	32,912	92,812
Arcturus Therapeutics Holdings, Inc. *	7,275	393,432
Arcus Biosciences, Inc. *	14,657	319,523
Arcutis Biotherapeutics, Inc. *	4,374	77,945
Ardelyx, Inc. *	23,062	117,847
Arena Pharmaceuticals, Inc. *	19,533	1,674,369
Arrowhead Pharmaceuticals, Inc. *	36,228	2,075,864
Arvinas, Inc. *	9,180	191,954
Assembly Biosciences, Inc. *	11,682	172,193
Assertio Holdings, Inc. *	18,832	11,676
Atara Biotherapeutics, Inc. *	28,343	365,908
Athenex, Inc. *	18,260	208,164
Athersys, Inc. *	66,911	117,094
Atreca, Inc. Class A *	11,123	148,603
Avantor, Inc. *	156,312	3,637,380
AVEO Pharmaceuticals, Inc. *	2,862	15,541
Avid Bioservices, Inc. *	13,897	100,753
Avidity Biosciences, Inc. *	4,893	121,004
Avita Therapeutics, Inc. *	7,464	152,863
Avrobio, Inc. *	9,553	136,417
Axcella Health, Inc. *	10,482	44,444
Axsome Therapeutics, Inc. *	9,355	620,330
Aytu BioScience, Inc. *	60,732	57,714
Baudax Bio, Inc. *(a)	2,350	2,561
Beam Therapeutics, Inc. *	8,191	279,886
Berkeley Lights, Inc. *	1,800	130,626
Bio-Rad Laboratories, Inc., Class A *	7,505	4,401,082
Bio-Techne Corp.	13,480	3,402,487
BioCryst Pharmaceuticals, Inc. *	71,645	273,684
BioDelivery Sciences International, Inc. *	25,796	81,515
Biogen, Inc. *	54,968	13,855,784
Biohaven Pharmaceutical Holding Co., Ltd. *	17,356	1,344,396
BioMarin Pharmaceutical, Inc. *	63,004	4,689,388
BioSpecifics Technologies Corp. *	2,891	254,697
Bioxcel Therapeutics, Inc. *	5,384	245,995
Black Diamond Therapeutics, Inc. *	5,042	158,873
Bluebird Bio, Inc. *	22,701	1,173,869
Blueprint Medicines Corp. *	18,802	1,923,069
BrainStorm Cell Therapeutics, Inc. *(a)	11,287	113,209
Bridgebio Pharma, Inc. *	26,374	1,012,234
Bristol-Myers Squibb Co.	783,757	45,810,597
Bruker Corp.	36,256	1,542,330
Cabaletta Bio, Inc. *	4,700	54,379
Calithera Biosciences, Inc. *	23,390	82,801
Capricor Therapeutics, Inc. *	14,545	56,144
Cara Therapeutics, Inc. *	16,617	220,341
Cardiff Oncology, Inc. *(a)	11,636	184,082
CareDx, Inc. *	16,657	817,026
CASI Pharmaceuticals, Inc. *	25,215	59,255
Cassava Sciences, Inc. *	9,000	73,890
Catabasis Pharmaceuticals, Inc. *	13,893	18,617
Catalent, Inc. *	57,433	5,040,894
Catalyst Biosciences, Inc. *	5,715	31,318
Catalyst Pharmaceuticals, Inc. *	28,204	83,766
CEL-SCI Corp. *(a)	14,273	171,704
Celcuity, Inc. *	2,500	13,800
Celldex Therapeutics, Inc. *	16,581	262,643
Cellular Biomedicine Group, Inc. *	2,900	52,229
Security	Number of Shares	Value ($)
Celsion Corp. *	17,195	8,133
Cerecor, Inc. *	38,687	79,695
Charles River Laboratories International, Inc. *	17,375	3,956,287
Checkpoint Therapeutics, Inc. *	29,706	65,056
ChemoCentryx, Inc. *	17,047	818,256
Chiasma, Inc. *	22,407	84,026
Chimerix, Inc. *	15,000	40,050
Chinook Therapeutics, Inc. *	5,747	70,975
ChromaDex Corp. *	12,690	57,232
Cidara Therapeutics, Inc. *	19,932	52,023
Clearside Biomedical, Inc. *	26,575	35,876
Clovis Oncology, Inc. *(a)	33,097	163,168
Codexis, Inc. *	17,581	234,003
Cohbar, Inc. *	14,681	13,451
Coherus Biosciences, Inc. *	19,857	331,016
Collegium Pharmaceutical, Inc. *	11,957	213,193
Concert Pharmaceuticals, Inc. *	10,357	106,884
Constellation Pharmaceuticals, Inc. *	11,201	219,764
ContraFect Corp. *	3,915	22,120
Corbus Pharmaceuticals Holdings, Inc. *(a)	21,103	19,830
Corcept Therapeutics, Inc. *	35,050	588,139
CorMedix, Inc. *	5,920	29,896
Cortexyme, Inc. *	4,450	213,021
Crinetics Pharmaceuticals, Inc. *	8,974	108,406
Cue Biopharma, Inc. *	8,970	99,926
Cyclerion Therapeutics, Inc. *	15,496	36,261
Cymabay Therapeutics, Inc. *	20,365	169,437
Cytokinetics, Inc. *	22,346	343,458
CytomX Therapeutics, Inc. *	15,748	104,252
Deciphera Pharmaceuticals, Inc. *	12,832	745,154
Denali Therapeutics, Inc. *	28,191	1,206,011
DermTech, Inc. *	6,768	86,360
Dicerna Pharmaceuticals, Inc. *	21,946	460,647
Durect Corp. *	60,997	110,100
Dyadic International, Inc. *	9,040	64,546
Dynavax Technologies Corp. *	38,144	142,277
Eagle Pharmaceuticals, Inc. *	3,241	150,771
Editas Medicine, Inc. *	21,531	666,169
Eidos Therapeutics, Inc. *	3,975	281,907
Eiger BioPharmaceuticals, Inc. *	10,377	92,148
Elanco Animal Health, Inc. *	113,804	3,529,062
Eli Lilly & Co.	275,890	35,992,609
Eloxx Pharmaceuticals, Inc. *	6,055	15,319
Emergent BioSolutions, Inc. *	15,694	1,411,989
Enanta Pharmaceuticals, Inc. *	5,853	255,366
Endo International plc *	76,529	349,738
Enochian Biosciences, Inc. *(a)	7,176	21,887
Epizyme, Inc. *	35,227	435,406
Esperion Therapeutics, Inc. *(a)	8,439	252,917
Eton Pharmaceuticals, Inc. *(a)	5,755	41,954
Evelo Biosciences, Inc. *(a)	14,762	58,605
Evofem Biosciences, Inc. *(a)	44,028	104,346
Evoke Pharma, Inc. *	14,398	55,000
Evolus, Inc. *(a)	10,566	32,015
Exact Sciences Corp. *	51,386	6,363,128
Exelixis, Inc. *	108,079	2,213,458
Exicure, Inc. *	16,798	25,197
EyePoint Pharmaceuticals, Inc. *	14,600	5,462
Fate Therapeutics, Inc. *	24,581	1,091,396
FibroGen, Inc. *	29,051	1,114,977
Five Prime Therapeutics, Inc. *	14,036	64,004
Flexion Therapeutics, Inc. *	17,854	214,069
Fluidigm Corp. *	20,340	116,752
Forma Therapeutics Holdings, Inc. *	4,210	181,535
Forte Biosciences, Inc. *	3,571	136,269
Fortress Biotech, Inc. *	29,965	65,923

47
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Frequency Therapeutics, Inc. *	11,156	244,093
Fulcrum Therapeutics, Inc. *	3,029	29,866
G1 Therapeutics, Inc. *	10,022	110,142
Galectin Therapeutics, Inc. *(a)	8,013	20,353
Generation Bio Co. *	3,505	90,569
Genprex, Inc. *	19,781	64,288
Geron Corp. *	124,831	217,206
Gilead Sciences, Inc.	435,518	25,325,372
Global Blood Therapeutics, Inc. *	21,893	1,157,702
GlycoMimetics, Inc. *	11,422	31,982
Gossamer Bio, Inc. *	19,746	163,892
Gritstone Oncology, Inc. *	3,670	10,019
Halozyme Therapeutics, Inc. *	44,378	1,242,584
Harpoon Therapeutics, Inc. *	3,414	49,401
Harrow Health, Inc. *	6,848	32,596
Harvard Bioscience, Inc. *	7,316	24,728
Heat Biologics, Inc. *(a)	68,347	82,016
Heron Therapeutics, Inc. *	27,636	450,743
Homology Medicines, Inc. *	10,003	105,732
Hookipa Pharma, Inc. *	7,000	65,800
Horizon Therapeutics plc *	73,320	5,493,868
iBio, Inc. *(a)	74,003	128,765
Ideaya Biosciences, Inc. *	6,139	74,712
Idera Pharmaceuticals, Inc. *	6,495	17,861
IGM Biosciences, Inc. *	3,122	164,810
Illumina, Inc. *	50,707	14,841,939
IMARA, Inc. *(a)	2,286	36,142
Immunic, Inc. *(a)	6,574	104,132
ImmunoGen, Inc. *	60,129	339,128
Immunovant, Inc. *	13,836	603,526
Incyte Corp. *	63,893	5,535,690
Infinity Pharmaceuticals, Inc. *	29,948	31,445
Innoviva, Inc. *	25,683	277,633
Inovio Pharmaceuticals, Inc. *(a)	60,039	591,384
Inozyme Pharma, Inc. *	2,857	65,625
Insmed, Inc. *	35,278	1,162,057
Intellia Therapeutics, Inc. *	20,808	498,144
Intercept Pharmaceuticals, Inc. *	8,908	247,553
Intersect ENT, Inc. *	10,273	159,231
Intra-Cellular Therapies, Inc. *	24,129	595,262
Invitae Corp. *	45,781	1,795,073
Ionis Pharmaceuticals, Inc. *	47,397	2,225,289
Iovance Biotherapeutics, Inc. *	46,865	1,672,143
IQVIA Holdings, Inc. *	66,054	10,171,655
Ironwood Pharmaceuticals, Inc. *	57,811	571,173
iTeos Therapeutics, Inc. *	2,756	62,754
IVERIC bio, Inc. *	34,399	203,642
Jazz Pharmaceuticals plc *	19,521	2,812,976
Johnson & Johnson	914,373	125,369,682
Jounce Therapeutics, Inc. *	8,460	70,387
Kadmon Holdings, Inc. *	57,518	195,561
Kala Pharmaceuticals, Inc. *(a)	16,458	108,623
KalVista Pharmaceuticals, Inc. *	3,000	51,630
Karuna Therapeutics, Inc. *	5,494	446,058
Karyopharm Therapeutics, Inc. *	23,124	342,698
Keros Therapeutics, Inc. *	3,046	169,358
Kezar Life Sciences, Inc. *	11,085	56,755
Kindred Biosciences, Inc. *	18,803	65,622
Kiniksa Pharmaceuticals Ltd., Class A *	10,416	163,115
Kodiak Sciences, Inc. *	9,164	832,183
Krystal Biotech, Inc. *	4,398	189,070
Kura Oncology, Inc. *	18,795	587,344
La Jolla Pharmaceutical Co. *(a)	9,862	33,531
Lannett Co., Inc. *	8,800	56,584
Larimar Therapeutics, Inc. *	6,617	124,400
Leap Therapeutics, Inc. *	37,424	72,977
Lexicon Pharmaceuticals, Inc. *(a)	18,214	20,218
Ligand Pharmaceuticals, Inc. *(a)	5,614	462,874
Security	Number of Shares	Value ($)
Lineage Cell Therapeutics, Inc. *(a)	66,180	72,798
Liquidia Technologies, Inc. *	2,763	12,765
Luminex Corp.	14,584	321,431
MacroGenics, Inc. *	17,720	343,945
Madrigal Pharmaceuticals, Inc. *	3,520	447,920
Magenta Therapeutics, Inc. *	7,928	50,026
MannKind Corp. *	76,925	154,619
Marinus Pharmaceuticals, Inc. *	5,580	72,763
Marker Therapeutics, Inc. *(a)	8,200	11,152
Matinas BioPharma Holdings, Inc. *	35,096	28,287
MediciNova, Inc. *	10,435	58,332
Medpace Holdings, Inc. *	9,670	1,072,790
MEI Pharma, Inc. *	32,178	83,663
Merck & Co., Inc.	878,448	66,068,074
Merrimack Pharmaceuticals, Inc.	7,188	27,746
Mersana Therapeutics, Inc. *	18,829	339,299
Mettler-Toledo International, Inc. *	8,331	8,313,588
Minerva Neurosciences, Inc. *	8,467	27,179
Mirati Therapeutics, Inc. *	15,158	3,291,408
Mirum Pharmaceuticals, Inc. *	4,255	67,016
Moderna, Inc. *	104,137	7,026,123
Molecular Templates, Inc. *	15,226	134,598
Morphic Holding, Inc. *	3,280	88,265
Mustang Bio, Inc. *	12,479	33,257
Mylan N.V. *	181,498	2,638,981
MyoKardia, Inc. *	18,771	4,195,882
Myriad Genetics, Inc. *	24,574	305,455
NanoString Technologies, Inc. *	14,981	549,054
NantKwest, Inc. *(a)	20,978	157,545
Natera, Inc. *	26,557	1,786,224
Nektar Therapeutics *	62,015	982,318
NeoGenomics, Inc. *	38,645	1,516,043
Neoleukin Therapeutics, Inc. *	9,946	104,334
Neos Therapeutics, Inc. *	21,090	14,280
Neubase Therapeutics, Inc. *	6,234	48,843
Neurocrine Biosciences, Inc. *	32,815	3,237,856
NextCure, Inc. *	2,706	26,140
NGM Biopharmaceuticals, Inc. *	5,308	92,041
Nkarta, Inc. *	4,945	141,971
Novavax, Inc. *	19,839	1,601,206
Nurix Therapeutics, Inc. *	3,216	81,333
Ocular Therapeutix, Inc. *	21,913	208,173
Odonate Therapeutics, Inc. *	4,197	60,479
Omeros Corp. *(a)	19,743	200,194
Oncocyte Corp. *	9,386	13,891
OPKO Health, Inc. *	147,982	520,897
Optinose, Inc. *	5,946	19,027
Organogenesis Holdings, Inc. *	6,071	22,159
Organovo Holdings, Inc. *	1,687	14,474
Orgenesis, Inc. *	9,467	42,886
ORIC Pharmaceuticals, Inc. *	3,386	72,799
Otonomy, Inc. *	31,843	113,998
Ovid therapeutics, Inc. *	8,556	43,721
Oyster Point Pharma, Inc. *	4,006	79,439
Pacific Biosciences of California, Inc. *	58,884	771,969
Pacira BioSciences, Inc. *	14,769	772,419
Palatin Technologies, Inc. *	56,900	22,174
Paratek Pharmaceuticals, Inc. *	17,405	83,022
Passage Bio, Inc. *	5,390	90,606
PDL BioPharma, Inc. *	45,080	96,922
PerkinElmer, Inc.	38,792	5,025,504
Perrigo Co., plc	48,431	2,124,668
Personalis, Inc. *	8,080	199,818
Pfizer, Inc.	1,929,965	68,475,158
PhaseBio Pharmaceuticals, Inc. *	8,241	22,498
Phathom Pharmaceuticals, Inc. *	4,189	164,879
Phibro Animal Health Corp., Class A	6,184	101,665
Pieris Pharmaceuticals, Inc. *	19,437	48,787

48
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Pliant Therapeutics, Inc. *	3,305	71,454
PolarityTE, Inc. *	4,800	4,747
PPD, Inc. *	37,519	1,233,625
PRA Health Sciences, Inc. *	22,616	2,203,703
Precigen, Inc. *(a)	32,517	139,498
Precision BioSciences, Inc. *	16,000	100,960
Prestige Consumer Healthcare, Inc. *	18,007	594,771
Prevail Therapeutics, Inc. *	4,126	40,394
Protagonist Therapeutics, Inc. *	13,355	253,077
Protara Therapeutics, Inc. *	3,990	71,581
Proteostasis Therapeutics, Inc. *	7,700	7,523
Prothena Corp. plc *	14,018	152,936
Provention Bio, Inc. *	17,656	209,400
PTC Therapeutics, Inc. *	22,415	1,169,839
Puma Biotechnology, Inc. *	12,061	100,951
Qualigen Therapeutics, Inc. *	15,420	59,213
Quanterix Corp. *	7,411	271,317
Radius Health, Inc. *	14,153	189,792
Rapt Therapeutics, Inc. *	4,080	117,259
Reata Pharmaceuticals, Inc., Class A *	8,788	1,025,647
Recro Pharma, Inc. *	5,876	9,343
Regeneron Pharmaceuticals, Inc. *	36,195	19,674,154
REGENXBIO, Inc. *	10,810	310,896
Relay Therapeutics, Inc. *	6,800	251,192
Relmada Therapeutics, Inc. *	4,357	134,762
Repligen Corp. *	16,663	2,775,556
Replimune Group, Inc. *	8,748	365,754
Retrophin, Inc. *	16,461	333,171
Revance Therapeutics, Inc. *	22,514	582,662
REVOLUTION Medicines, Inc. *	15,187	458,496
Rhythm Pharmaceuticals, Inc. *	10,913	231,028
Rigel Pharmaceuticals, Inc. *	48,200	119,536
Rocket Pharmaceuticals, Inc. *	14,208	396,972
Royalty Pharma plc, Class A	27,240	999,708
Rubius Therapeutics, Inc. *	14,159	59,893
Sage Therapeutics, Inc. *	18,853	1,383,433
Sangamo Therapeutics, Inc. *	39,121	404,511
Sarepta Therapeutics, Inc. *	27,257	3,704,499
Satsuma Pharmaceuticals, Inc. *	2,719	9,680
Savara, Inc. *	8,700	9,048
Scholar Rock Holding Corp. *	4,699	182,791
scPharmaceuticals, Inc. *	7,411	63,883
SCYNEXIS, Inc. *(a)	11,044	48,262
Seagen, Inc. *	42,272	7,050,970
Selecta Biosciences, Inc. *	47,517	140,650
Seres Therapeutics, Inc. *	18,935	528,097
Sesen Bio, Inc. *	11,000	11,220
SIGA Technologies, Inc. *	17,097	109,250
Soleno Therapeutics, Inc. *	34,445	59,934
Sorrento Therapeutics, Inc. *(a)	74,175	514,774
Spectrum Pharmaceuticals, Inc. *	58,461	200,521
Spero Therapeutics, Inc. *	4,404	57,736
Spring Bank Pharmaceuticals, Inc. *	3,900	4,017
SpringWorks Therapeutics, Inc. *	9,320	540,467
Stoke Therapeutics, Inc. *	3,770	144,730
Strongbridge Biopharma plc *	27,016	52,681
Supernus Pharmaceuticals, Inc. *	20,133	369,642
Surface Oncology, Inc. *	10,490	87,906
Sutro Biopharma, Inc. *	12,078	155,323
Syndax Pharmaceuticals, Inc. *	8,335	145,112
Syneos Health, Inc. *	24,259	1,287,668
Synlogic, Inc. *	4,700	8,742
Syros Pharmaceuticals, Inc. *	15,634	104,279
T2 Biosystems, Inc. *(a)	47,515	63,670
TCR2 Therapeutics, Inc. *	9,468	186,236
Teligent, Inc. *	1,290	689
TFF Pharmaceuticals, Inc. *(a)	5,752	73,280
TG Therapeutics, Inc. *	36,882	932,008
Security	Number of Shares	Value ($)
TherapeuticsMD, Inc. *(a)	66,164	80,720
Theravance Biopharma, Inc. *	16,642	314,700
Thermo Fisher Scientific, Inc.	137,337	64,976,881
Tonix Pharmaceuticals Holding Corp. *	91,097	51,187
Translate Bio, Inc. *	26,747	343,164
Trevena, Inc. *	73,478	192,512
Tricida, Inc. *	9,420	53,035
Turning Point Therapeutics, Inc. *	14,280	1,316,473
Twist Bioscience Corp. *	13,687	1,048,972
Tyme Technologies, Inc. *	21,100	18,317
Ultragenyx Pharmaceutical, Inc. *	21,231	2,133,715
uniQure N.V. *	12,956	523,811
United Therapeutics Corp. *	15,502	2,080,833
UNITY Biotechnology, Inc. *	12,594	48,739
Urovant Sciences Ltd. *	3,443	25,444
Vanda Pharmaceuticals, Inc. *	17,728	189,512
Vaxart, Inc. *(a)	39,990	196,751
Vaxcyte, Inc. *	5,525	206,469
VBI Vaccines, Inc. *(a)	82,952	194,937
Veracyte, Inc. *	18,158	629,356
Verastem, Inc. *	47,595	57,114
Vericel Corp. *	16,052	297,444
Verrica Pharmaceuticals, Inc. *	6,711	49,728
Vertex Pharmaceuticals, Inc. *	90,476	18,851,579
Viela Bio, Inc. *	6,450	205,819
Viking Therapeutics, Inc. *	20,063	112,955
Vir Biotechnology, Inc. *	22,994	722,931
Voyager Therapeutics, Inc. *	7,809	83,010
VYNE Therapeutics, Inc. *	56,167	89,867
Waters Corp. *	21,761	4,848,786
WaVe Life Sciences Ltd. *	6,065	42,880
X4 Pharmaceuticals, Inc. *	6,559	37,649
XBiotech, Inc. *(a)	5,316	90,957
Xencor, Inc. *	20,116	772,052
Xeris Pharmaceuticals, Inc. *(a)	12,101	57,238
XOMA Corp. *(a)	3,231	80,161
Y-mAbs Therapeutics, Inc. *	8,715	372,479
Zentalis Pharmaceuticals, Inc. *	3,997	158,241
ZIOPHARM Oncology, Inc. *	62,109	129,808
Zoetis, Inc.	165,058	26,169,946
Zogenix, Inc. *	18,300	390,156
Zynerba Pharmaceuticals, Inc. *	9,398	32,235
		880,588,764

Real Estate 3.2%
Acadia Realty Trust	30,302	282,718
Agree Realty Corp.	18,856	1,170,392
Alexander & Baldwin, Inc.	25,298	325,079
Alexander's, Inc.	799	194,309
Alexandria Real Estate Equities, Inc.	40,718	6,169,591
Alpine Income Property Trust, Inc.	4,139	57,739
Altisource Portfolio Solutions S.A. *	3,227	35,916
American Assets Trust, Inc.	16,885	353,403
American Campus Communities, Inc.	47,775	1,789,651
American Finance Trust, Inc.	38,891	224,207
American Homes 4 Rent, Class A	92,323	2,609,971
American Tower Corp.	154,083	35,385,161
Americold Realty Trust	70,306	2,547,186
Apartment Investment & Management Co., Class A	51,415	1,640,138
Apple Hospitality REIT, Inc.	73,680	729,432
Armada Hoffler Properties, Inc.	20,207	182,065
Ashford Hospitality Trust, Inc.	2,633	3,397
AvalonBay Communities, Inc.	48,486	6,745,857
Bluerock Residential Growth REIT, Inc.	7,000	60,620
Boston Properties, Inc.	49,261	3,566,989
Braemar Hotels & Resorts, Inc.	9,906	23,973

49
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Brandywine Realty Trust	62,660	548,902
Brixmor Property Group, Inc.	104,089	1,140,815
BRT Apartments Corp.	3,343	41,620
Camden Property Trust	33,176	3,060,154
CareTrust REIT, Inc.	33,592	574,423
CatchMark Timber Trust, Inc., Class A	18,210	158,245
CBL & Associates Properties, Inc. *	72,502	10,948
CBRE Group, Inc., Class A *	116,812	5,887,325
Cedar Realty Trust, Inc.	49,168	46,710
Chatham Lodging Trust	15,396	113,161
City Office REIT, Inc.	20,326	128,460
Clipper Realty, Inc.	4,400	24,728
Colony Capital, Inc.	172,207	613,057
Columbia Property Trust, Inc.	41,944	443,768
Community Healthcare Trust, Inc.	7,003	324,239
CoreCivic, Inc.	45,253	290,072
CorEnergy Infrastructure Trust, Inc.	5,381	25,183
CorePoint Lodging, Inc.	11,164	53,364
CoreSite Realty Corp.	14,795	1,765,931
Corporate Office Properties Trust	39,086	876,699
Cousins Properties, Inc.	52,451	1,336,451
Crown Castle International Corp.	145,359	22,705,076
CTO Realty Growth, Inc.	2,000	88,260
CubeSmart	68,353	2,319,217
Cushman & Wakefield plc *	37,000	433,640
CyrusOne, Inc.	40,086	2,848,110
DiamondRock Hospitality Co.	72,760	359,434
Digital Realty Trust, Inc.	93,363	13,472,281
Diversified Healthcare Trust	84,248	243,898
Douglas Emmett, Inc.	56,936	1,343,690
Duke Realty Corp.	129,199	4,908,270
Easterly Government Properties, Inc.	26,264	548,918
EastGroup Properties, Inc.	13,652	1,816,808
Empire State Realty Trust, Inc., Class A	51,702	278,157
EPR Properties	27,148	647,208
Equinix, Inc.	30,673	22,429,324
Equity Commonwealth	41,788	1,104,039
Equity LifeStyle Properties, Inc.	57,909	3,427,634
Equity Residential	117,849	5,536,546
Essential Properties Realty Trust, Inc.	33,828	558,839
Essex Property Trust, Inc.	22,605	4,624,757
eXp World Holdings, Inc. *	8,411	356,542
Extra Space Storage, Inc.	44,299	5,136,469
Farmland Partners, Inc.	14,823	95,460
Federal Realty Investment Trust	23,924	1,645,493
First Industrial Realty Trust, Inc.	45,112	1,795,909
Forestar Group, Inc. *	4,926	81,969
Four Corners Property Trust, Inc.	24,714	626,253
Franklin Street Properties Corp.	43,069	180,890
Front Yard Residential Corp.	16,297	218,217
FRP Holdings, Inc. *	2,400	97,104
Gaming & Leisure Properties, Inc.	72,988	2,653,114
Getty Realty Corp.	12,072	317,252
Gladstone Commercial Corp.	11,924	193,765
Gladstone Land Corp.	6,594	91,459
Global Medical REIT, Inc.	15,239	189,421
Global Net Lease, Inc.	32,094	456,698
Griffin Industrial Realty, Inc.	1,332	70,663
Healthcare Realty Trust, Inc.	47,394	1,317,553
Healthcare Trust of America, Inc., Class A	76,123	1,849,789
Healthpeak Properties, Inc.	187,021	5,043,956
Hersha Hospitality Trust	12,806	62,749
Highwoods Properties, Inc.	36,440	1,084,819
Host Hotels & Resorts, Inc.	242,356	2,539,891
Hudson Pacific Properties, Inc.	54,632	1,052,212
Independence Realty Trust, Inc.	33,275	404,291
Industrial Logistics Properties Trust	24,598	471,790
Security	Number of Shares	Value ($)
Innovative Industrial Properties, Inc.	7,517	876,708
Investors Real Estate Trust	4,576	308,468
Invitation Homes, Inc.	194,434	5,300,271
Iron Mountain, Inc.	99,014	2,580,305
iStar, Inc.	26,151	308,582
JBG SMITH Properties	39,272	917,001
Jernigan Capital, Inc.	8,486	146,723
Jones Lang LaSalle, Inc.	18,217	2,055,971
Kennedy-Wilson Holdings, Inc.	41,765	550,463
Kilroy Realty Corp.	35,846	1,687,630
Kimco Realty Corp.	147,082	1,509,061
Kite Realty Group Trust	30,129	312,136
Lamar Advertising Co., Class A	30,457	1,887,116
Lexington Realty Trust	97,707	970,230
Life Storage, Inc.	16,520	1,885,758
LTC Properties, Inc.	13,932	459,895
Mack-Cali Realty Corp.	32,057	352,306
Marcus & Millichap, Inc. *	8,253	257,741
Maui Land & Pineapple Co., Inc. *	3,129	31,572
Medical Properties Trust, Inc.	185,276	3,301,618
Mid-America Apartment Communities, Inc.	39,214	4,573,529
Monmouth Real Estate Investment Corp.	32,076	444,253
National Health Investors, Inc.	15,304	857,789
National Retail Properties, Inc.	60,303	1,930,299
National Storage Affiliates Trust	21,647	733,617
NETSTREIT Corp.	3,836	67,283
New Century Financial Corp. *(b)	3,600	—
New Senior Investment Group, Inc.	31,775	124,240
Newmark Group, Inc., Class A	51,828	245,406
NexPoint Residential Trust, Inc.	7,312	324,068
Office Properties Income Trust	17,468	321,586
Omega Healthcare Investors, Inc.	77,768	2,240,496
One Liberty Properties, Inc.	6,163	95,095
Outfront Media, Inc.	49,316	646,533
Paramount Group, Inc.	59,046	341,286
Park Hotels & Resorts, Inc.	84,207	836,175
Pebblebrook Hotel Trust	46,661	558,999
Pennsylvania Real Estate Investment Trust	18,917	9,440
Physicians Realty Trust	70,159	1,182,881
Piedmont Office Realty Trust, Inc., Class A	45,430	518,811
Plymouth Industrial REIT, Inc.	6,969	88,576
Postal Realty Trust, Inc., Class A	4,154	57,658
PotlatchDeltic Corp.	24,056	999,527
Preferred Apartment Communities, Inc., Class A	15,145	81,783
Prologis, Inc.	255,949	25,390,141
PS Business Parks, Inc.	7,180	818,735
Public Storage	52,684	12,068,324
QTS Realty Trust, Inc., Class A	21,162	1,301,675
Rafael Holdings, Inc., Class B *	3,200	52,480
Rayonier, Inc.	48,805	1,238,671
RE/MAX Holdings, Inc., Class A	6,136	198,438
Realogy Holdings Corp. *	39,454	440,307
Realty Income Corp.	119,612	6,920,750
Redfin Corp. *	33,349	1,392,988
Regency Centers Corp.	54,793	1,950,083
Retail Opportunity Investments Corp.	40,733	396,332
Retail Properties of America, Inc., Class A	78,447	411,062
Retail Value, Inc.	4,935	61,687
Rexford Industrial Realty, Inc.	43,025	1,998,941
RLJ Lodging Trust	59,027	482,841
RPT Realty	25,122	122,847
Ryman Hospitality Properties, Inc.	19,998	796,920

50
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Sabra Health Care REIT, Inc.	73,938	973,024
Safehold, Inc.	4,707	323,936
Saul Centers, Inc.	4,700	116,325
SBA Communications Corp.	38,834	11,276,229
Seritage Growth Properties, Class A *(a)	12,504	159,176
Service Properties Trust	55,854	402,707
Simon Property Group, Inc.	106,334	6,678,839
SITE Centers Corp.	51,954	353,807
SL Green Realty Corp.	25,528	1,092,854
Sotherly Hotels, Inc.	6,858	10,424
Spirit Realty Capital, Inc.	36,948	1,110,287
STAG Industrial, Inc.	51,854	1,613,696
STORE Capital Corp.	78,944	2,028,861
Stratus Properties, Inc. *	3,398	72,615
Summit Hotel Properties, Inc.	33,342	176,046
Sun Communities, Inc.	34,121	4,696,073
Sunstone Hotel Investors, Inc.	78,056	579,176
Tanger Factory Outlet Centers, Inc. (a)	34,601	214,180
Taubman Centers, Inc.	21,237	709,741
Tejon Ranch Co. *	8,332	114,232
Terreno Realty Corp.	23,859	1,342,784
The GEO Group, Inc.	41,833	370,640
The Howard Hughes Corp. *	16,115	1,002,192
The Macerich Co. (a)	40,077	278,936
The RMR Group, Inc., Class A	5,078	135,379
The St. Joe Co. *	12,244	331,078
Trinity Place Holdings, Inc. *	12,207	16,968
UDR, Inc.	102,355	3,197,570
UMH Properties, Inc.	15,491	211,142
Uniti Group, Inc.	70,885	625,206
Universal Health Realty Income Trust	4,654	248,849
Urban Edge Properties	39,017	366,760
Urstadt Biddle Properties, Inc., Class A	12,971	123,354
Ventas, Inc.	129,851	5,125,219
VEREIT, Inc.	374,477	2,321,757
VICI Properties, Inc.	182,910	4,197,784
Vornado Realty Trust	55,086	1,692,793
Washington Real Estate Investment Trust	29,116	508,948
Weingarten Realty Investors	42,722	677,571
Welltower, Inc.	145,176	7,806,113
Weyerhaeuser Co.	259,712	7,087,540
Whitestone REIT	16,023	95,497
WP Carey, Inc.	59,943	3,753,031
Xenia Hotels & Resorts, Inc.	39,452	325,084
		372,856,413

Retailing 7.4%
1-800-Flowers.com, Inc., Class A *	9,456	187,512
Aaron's Holdings Co., Inc.	23,978	1,253,090
Abercrombie & Fitch Co., Class A	21,254	302,232
Advance Auto Parts, Inc.	23,900	3,519,992
Amazon.com, Inc. *	147,856	448,912,994
America's Car-Mart, Inc. *	1,960	169,579
American Eagle Outfitters, Inc.	53,009	726,753
Asbury Automotive Group, Inc. *	6,543	673,798
At Home Group, Inc. *	17,390	283,283
AutoNation, Inc. *	20,397	1,157,122
AutoZone, Inc. *	8,064	9,104,095
Barnes & Noble Education, Inc. *	22,732	52,284
Bed Bath & Beyond, Inc.	44,734	885,733
Best Buy Co., Inc.	79,599	8,879,268
Big 5 Sporting Goods Corp. (a)	12,274	90,091
Big Lots, Inc.	13,002	618,895
Blink Charging Co. *(a)	11,425	88,658
Blue Apron Holdings, Inc., Class A *(a)	3,119	13,412
Booking Holdings, Inc. *	14,229	23,086,552
Boot Barn Holdings, Inc. *	10,141	324,715
Security	Number of Shares	Value ($)
Build-A-Bear Workshop, Inc. *	6,224	25,705
Burlington Stores, Inc. *	22,824	4,418,270
Caleres, Inc.	13,090	100,531
Camping World Holdings, Inc., Class A	11,291	298,534
CarMax, Inc. *	56,904	4,918,782
CarParts.com, Inc. *	11,951	151,658
Carvana Co. *	19,488	3,612,101
Chewy, Inc., Class A *	24,811	1,528,358
Chico's FAS, Inc.	43,544	46,592
Citi Trends, Inc.	3,906	101,986
Conn's, Inc. *	7,143	66,930
Core-Mark Holding Co., Inc.	16,495	451,138
Designer Brands, Inc., Class A	21,162	91,631
Destination XL Group, Inc. *	18,114	4,759
Dick's Sporting Goods, Inc.	22,325	1,264,711
Dillard’s, Inc., Class A (a)	3,769	168,587
Dollar General Corp.	86,267	18,004,786
Dollar Tree, Inc. *	82,842	7,482,289
Duluth Holdings, Inc., Class B *	2,900	44,486
eBay, Inc.	231,834	11,042,253
Etsy, Inc. *	41,565	5,053,888
Expedia Group, Inc.	47,400	4,462,710
Express, Inc. *	20,816	12,719
Five Below, Inc. *	19,313	2,575,195
Floor & Decor Holdings, Inc., Class A *	35,213	2,570,549
Foot Locker, Inc.	37,189	1,371,530
Funko, Inc., Class A *	7,067	44,805
GameStop Corp., Class A *(a)	20,419	213,787
Genesco, Inc. *	5,704	101,075
Genuine Parts Co.	49,523	4,478,365
Group 1 Automotive, Inc.	6,361	674,775
Groupon, Inc. *	8,902	172,610
GrowGeneration Corp. *	14,808	247,294
GrubHub, Inc. *	32,590	2,410,356
Guess?, Inc.	15,095	177,819
Haverty Furniture Cos., Inc.	5,712	142,914
Hibbett Sports, Inc. *	5,715	216,084
J. Jill, Inc. *	6,408	4,250
Kirkland's, Inc. *(a)	5,229	48,525
Kohl's Corp.	53,419	1,137,291
L Brands, Inc.	81,407	2,605,838
Lands' End, Inc. *	5,100	81,855
Leaf Group Ltd. *	13,902	79,241
Liquidity Services, Inc. *	10,485	89,437
Lithia Motors, Inc., Class A	8,898	2,042,714
LKQ Corp. *	97,344	3,114,035
LMP Automotive Holdings, Inc. *	3,465	80,215
Lowe's Cos., Inc.	262,340	41,475,954
Lumber Liquidators Holdings, Inc. *	10,644	235,445
Macy's, Inc.	109,011	676,958
Magnite, Inc. *	31,595	285,303
MarineMax, Inc. *	6,661	199,697
Monro, Inc.	11,231	472,376
Murphy USA, Inc. *	9,634	1,178,142
National Vision Holdings, Inc. *	28,630	1,154,648
Nordstrom, Inc. (a)	37,424	452,830
O'Reilly Automotive, Inc. *	25,596	11,175,214
Ollie's Bargain Outlet Holdings, Inc. *	20,097	1,750,248
OneWater Marine, Inc., Class A *	3,029	56,430
Overstock.com, Inc. *	14,751	827,531
Party City Holdco, Inc. *	42,981	85,532
Penske Automotive Group, Inc.	11,685	597,805
PetMed Express, Inc.	8,051	238,149
Pool Corp.	13,936	4,875,231
Quotient Technology, Inc. *	23,785	211,687
Qurate Retail, Inc. Class A	137,251	929,189
Remark Holdings, Inc. *(a)	14,578	15,453
Rent-A-Center, Inc.	18,166	561,329

51
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Revolve Group, Inc. *	5,247	94,866
RH *	5,399	1,809,907
Ross Stores, Inc.	123,619	10,528,630
Sally Beauty Holdings, Inc. *	42,597	356,537
Shoe Carnival, Inc.	4,036	125,035
Shutterstock, Inc.	6,548	428,567
Signet Jewelers Ltd.	17,080	380,542
Sleep Number Corp. *	10,441	661,542
Sonic Automotive, Inc., Class A	9,319	336,043
Sportsman's Warehouse Holdings, Inc. *	14,662	190,899
Stamps.com, Inc. *	6,079	1,357,076
Stitch Fix, Inc., Class A *	18,124	624,009
Target Corp.	173,449	26,402,407
The Buckle, Inc.	11,461	274,606
The Cato Corp., Class A	7,100	43,452
The Children's Place, Inc.	5,680	143,534
The Container Store Group, Inc. *	6,755	64,308
The Gap, Inc.	73,364	1,426,930
The Home Depot, Inc.	373,887	99,719,402
The Michaels Cos., Inc. *	23,490	190,504
The ODP Corp.	18,070	352,365
The RealReal Inc *	19,733	248,438
The TJX Cos., Inc.	415,288	21,096,630
Tiffany & Co.	37,384	4,891,323
Tilly's, Inc., Class A	8,425	51,730
Tractor Supply Co.	40,626	5,411,789
TravelCenters of America, Inc. *	3,867	92,035
Ulta Beauty, Inc. *	19,528	4,037,805
Urban Outfitters, Inc. *	23,800	531,692
Vroom, Inc. *	11,748	482,843
Waitr Holdings, Inc. *	40,686	103,749
Wayfair, Inc., Class A *	23,789	5,900,386
Weyco Group, Inc.	3,066	48,565
Williams-Sonoma, Inc.	27,461	2,504,718
Winmark Corp.	768	130,107
Zumiez, Inc. *	6,342	177,576
		847,039,719

Semiconductors & Semiconductor Equipment 4.8%
ACM Research, Inc., Class A *	2,922	205,621
Advanced Energy Industries, Inc. *	13,336	899,780
Advanced Micro Devices, Inc. *	407,806	30,703,714
Alpha & Omega Semiconductor Ltd. *	6,543	103,772
Ambarella, Inc. *	12,030	657,680
Amkor Technology, Inc. *	38,838	460,230
Analog Devices, Inc.	128,225	15,198,509
Applied Materials, Inc.	316,383	18,739,365
Atomera, Inc. *	8,060	65,689
Axcelis Technologies, Inc. *	11,082	244,580
AXT, Inc. *	12,666	75,363
Broadcom, Inc.	139,654	48,827,228
Brooks Automation, Inc.	25,516	1,191,597
CEVA, Inc. *	7,638	307,964
Cirrus Logic, Inc. *	20,531	1,413,970
CMC Materials, Inc.	10,369	1,474,368
Cohu, Inc.	16,355	355,394
Cree, Inc. *	38,051	2,420,044
CyberOptics Corp. *	2,095	48,269
Diodes, Inc. *	15,037	869,590
DSP Group, Inc. *	6,300	82,971
Enphase Energy, Inc. *	43,574	4,274,174
Entegris, Inc.	47,011	3,515,012
Everspin Technologies, Inc. *	5,399	39,683
First Solar, Inc. *	29,434	2,562,083
FormFactor, Inc. *	27,482	779,115
GSI Technology, Inc. *	8,500	51,935
Ichor Holdings Ltd. *	8,793	204,525
Security	Number of Shares	Value ($)
Impinj, Inc. *	5,438	138,723
Inphi Corp. *	17,652	2,467,043
Intel Corp.	1,477,190	65,409,973
inTEST Corp. *	4,258	19,842
KLA Corp.	54,055	10,658,565
Kopin Corp. *	19,600	23,324
Kulicke & Soffa Industries, Inc.	22,537	589,117
Lam Research Corp.	50,651	17,326,694
Lattice Semiconductor Corp. *	47,339	1,652,131
MACOM Technology Solutions Holdings, Inc. *	16,799	613,163
Marvell Technology Group Ltd.	231,338	8,677,488
Maxim Integrated Products, Inc.	92,721	6,458,018
MaxLinear, Inc. *	23,209	613,646
Microchip Technology, Inc.	87,087	9,151,104
Micron Technology, Inc. *	385,738	19,418,051
MKS Instruments, Inc.	19,294	2,091,277
Monolithic Power Systems, Inc.	14,671	4,688,852
NeoPhotonics Corp. *	17,621	119,999
NVE Corp.	1,664	76,760
NVIDIA Corp.	214,201	107,391,813
NXP Semiconductors N.V.	97,023	13,109,748
ON Semiconductor Corp. *	142,532	3,576,128
Onto Innovation, Inc. *	17,373	557,152
PDF Solutions, Inc. *	9,699	181,759
Photronics, Inc. *	24,990	243,652
Pixelworks, Inc. *	8,973	19,920
Power Integrations, Inc.	21,586	1,299,693
Qorvo, Inc. *	40,058	5,101,787
QUALCOMM, Inc.	391,263	48,266,204
QuickLogic Corp. *	4,377	12,387
Rambus, Inc. *	42,063	580,049
Semtech Corp. *	23,308	1,279,376
Silicon Laboratories, Inc. *	15,186	1,555,958
SiTime Corp. *	3,341	278,940
Skyworks Solutions, Inc.	57,999	8,194,679
SMART Global Holdings, Inc. *	6,138	161,982
SolarEdge Technologies, Inc. *	17,612	4,538,436
SunPower Corp. *	27,657	442,235
Synaptics, Inc. *	11,688	896,119
Teradyne, Inc.	58,269	5,118,932
Texas Instruments, Inc.	317,623	45,925,110
Ultra Clean Holdings, Inc. *	13,767	293,099
Universal Display Corp.	15,064	2,987,342
Veeco Instruments, Inc. *	16,949	215,761
Xilinx, Inc.	84,707	10,053,874
		548,248,130

Software & Services 14.6%
2U, Inc. *	25,733	948,261
8x8, Inc. *	35,704	616,965
A10 Networks, Inc. *	19,377	130,601
Accenture plc, Class A	220,847	47,903,923
ACI Worldwide, Inc. *	40,243	1,173,888
Adobe, Inc. *	166,590	74,482,389
Agilysys, Inc. *	6,278	170,008
Akamai Technologies, Inc. *	56,971	5,419,082
Alarm.com Holdings, Inc. *	14,894	868,767
Alliance Data Systems Corp.	16,781	864,893
Altair Engineering, Inc., Class A *	13,212	568,512
Alteryx, Inc., Class A *	18,362	2,301,677
American Software, Inc., Class A	9,461	138,887
Anaplan, Inc. *	46,740	2,587,059
ANSYS, Inc. *	29,779	9,063,834
Appfolio, Inc., Class A *	5,169	738,495
Appian Corp. *	12,377	783,464
Aspen Technology, Inc. *	23,623	2,594,042

52
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Asure Software, Inc. *	7,413	52,410
Autodesk, Inc. *	76,146	17,935,429
Automatic Data Processing, Inc.	149,057	23,545,044
Avalara, Inc. *	28,494	4,247,031
Avaya Holdings Corp. *	25,945	446,254
Benefitfocus, Inc. *	12,031	123,558
BigCommerce Holdings, Inc. *(a)	2,953	216,750
Bill.com Holdings, Inc. *	20,218	2,021,800
Black Knight, Inc. *	54,637	4,805,324
Blackbaud, Inc.	17,002	838,879
Blackline, Inc. *	16,863	1,647,178
Booz Allen Hamilton Holding Corp.	48,521	3,808,898
Bottomline Technologies (DE), Inc. *	13,177	523,390
Box, Inc., Class A *	51,681	801,055
Brightcove, Inc. *	15,409	194,924
Broadridge Financial Solutions, Inc.	40,001	5,504,138
CACI International, Inc., Class A *	8,761	1,826,931
Cadence Design Systems, Inc. *	97,012	10,610,202
Cardtronics plc, Class A *	12,687	225,955
Cass Information Systems, Inc.	3,769	147,820
CDK Global, Inc.	42,540	1,833,474
Cerence, Inc. *	13,225	721,820
Ceridian HCM Holding, Inc. *	45,039	3,883,263
ChannelAdvisor Corp. *	10,971	177,730
Citrix Systems, Inc.	42,459	4,809,331
Cleanspark, Inc. *(a)	7,384	55,749
Cloudera, Inc. *	71,551	695,476
Cloudflare, Inc., Class A *	49,483	2,571,632
Cognizant Technology Solutions Corp., Class A	188,922	13,492,809
CommVault Systems, Inc. *	15,766	624,176
Conduent, Inc. *	60,525	210,930
Cornerstone OnDemand, Inc. *	21,251	807,325
Coupa Software, Inc. *	23,548	6,303,800
Crowdstrike Holdings, Inc., Class A *	52,263	6,472,250
CSG Systems International, Inc.	10,871	411,793
Datadog, Inc., Class A *	61,077	5,542,738
Digimarc Corp. *	4,511	142,954
Digital Turbine, Inc. *	26,456	758,229
DocuSign, Inc. *	63,429	12,828,515
Domo, Inc., Class B *	9,803	311,441
Dropbox, Inc., Class A *	98,979	1,807,357
Duck Creek Technologies, Inc. *(a)	5,200	225,524
DXC Technology Co.	91,229	1,680,438
Dynatrace, Inc. *	64,317	2,271,033
Ebix, Inc.	6,724	121,435
eGain Corp. *	7,634	120,999
Elastic N.V. *	20,157	2,044,121
Endurance International Group Holdings, Inc. *	22,190	128,924
Envestnet, Inc. *	18,797	1,442,482
EPAM Systems, Inc. *	19,463	6,013,094
Euronet Worldwide, Inc. *	18,469	1,640,786
Everbridge, Inc. *	12,004	1,256,699
EVERTEC, Inc.	20,994	698,680
Evo Payments, Inc., Class A *	15,082	317,778
ExlService Holdings, Inc. *	11,709	886,840
Fair Isaac Corp. *	10,111	3,957,951
Fastly, Inc., Class A *	25,642	1,628,523
Fidelity National Information Services, Inc.	214,846	26,767,663
FireEye, Inc. *	82,175	1,137,302
Fiserv, Inc. *	192,968	18,422,655
Five9, Inc. *	22,360	3,392,459
FleetCor Technologies, Inc. *	29,465	6,509,113
Fortinet, Inc. *	46,886	5,174,808
Gartner, Inc. *	31,270	3,755,527
Genpact Ltd.	60,099	2,065,603
Security	Number of Shares	Value ($)
Global Payments, Inc.	104,072	16,416,317
GoDaddy, Inc., Class A *	58,247	4,120,393
GreenSky, Inc., Class A *	12,400	58,652
Grid Dynamics Holdings, Inc. *	12,077	94,201
GTT Communications, Inc. *(a)	11,441	42,217
GTY Technology Holdings, Inc. *	16,630	48,393
Guidewire Software, Inc. *	29,357	2,821,501
HubSpot, Inc. *	14,811	4,296,227
I3 Verticals, Inc., Class A *	5,840	120,479
Information Services Group, Inc. *	16,112	33,030
Intelligent Systems Corp. *	2,218	84,107
International Business Machines Corp.	308,763	34,476,477
International Money Express, Inc. *	8,993	125,093
Intuit, Inc.	91,128	28,676,159
j2 Global, Inc. *	15,865	1,076,916
Jack Henry & Associates, Inc.	26,989	4,001,119
Jamf Holding Corp. *	4,316	140,702
KBR, Inc.	50,774	1,131,752
Leidos Holdings, Inc.	46,886	3,891,538
Limelight Networks, Inc. *	37,860	133,646
LivePerson, Inc. *	22,081	1,180,450
LiveRamp Holdings, Inc. *	23,402	1,546,638
Manhattan Associates, Inc. *	22,605	1,932,727
ManTech International Corp., Class A	9,621	624,210
Mastercard, Inc., Class A	306,804	88,555,907
MAXIMUS, Inc.	21,820	1,474,596
Medallia, Inc. *	25,555	727,040
Microsoft Corp.	2,627,948	532,080,632
MicroStrategy, Inc., Class A *	2,864	478,488
Mimecast Ltd. *	18,759	716,781
Mitek Systems, Inc. *	18,318	228,059
MobileIron, Inc. *	31,619	222,598
Model N, Inc. *	9,945	350,362
MoneyGram International, Inc. *	19,116	98,447
MongoDB, Inc. *	17,278	3,947,505
NetSol Technologies, Inc. *	5,701	13,739
New Relic, Inc. *	18,399	1,116,083
NIC, Inc.	24,953	559,446
NortonLifeLock, Inc.	202,485	4,165,116
Nuance Communications, Inc. *	96,695	3,085,537
Nutanix, Inc., Class A *	62,822	1,529,087
Okta, Inc. *	40,667	8,533,157
OneSpan, Inc. *	11,041	242,129
Oracle Corp.	671,741	37,691,388
PagerDuty, Inc. *	19,435	526,689
Palo Alto Networks, Inc. *	33,548	7,420,482
Pareteum Corp. *	56,410	35,138
Park City Group, Inc. *	5,812	25,224
Paychex, Inc.	111,548	9,174,823
Paycom Software, Inc. *	17,040	6,204,094
Paylocity Holding Corp. *	12,526	2,323,824
PayPal Holdings, Inc. *	407,785	75,901,022
Paysign, Inc. *	12,225	58,191
Pegasystems, Inc.	13,316	1,543,058
Perficient, Inc. *	11,917	466,670
Perspecta, Inc.	47,635	854,096
PFSweb, Inc. *	7,732	47,938
Ping Identity Holding Corp. *	10,746	297,557
Pluralsight, Inc., Class A *	32,038	502,997
PRGX Global, Inc. *	6,500	35,360
Progress Software Corp.	15,976	581,047
Proofpoint, Inc. *	20,189	1,932,895
PROS Holdings, Inc. *	13,733	386,859
PTC, Inc. *	36,504	3,061,956
Q2 Holdings, Inc. *	16,951	1,546,609
QAD, Inc., Class A	3,753	157,026
Qualys, Inc. *	11,618	1,020,641
Rackspace Technology, Inc. *(a)	8,658	136,364

53
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Rapid7, Inc. *	17,693	1,095,727
RealNetworks, Inc. *	13,613	19,058
RealPage, Inc. *	30,768	1,713,470
Repay Holdings Corp. *	22,600	509,178
RingCentral, Inc., Class A *	27,199	7,026,590
Riot Blockchain, Inc. *(a)	22,977	75,135
Sabre Corp.	109,582	714,475
SailPoint Technologies Holding, Inc. *	31,092	1,290,629
salesforce.com, Inc. *	316,156	73,433,554
Science Applications International Corp.	19,447	1,485,167
SecureWorks Corp., Class A *	3,807	39,593
ServiceNow, Inc. *	66,598	33,137,167
ServiceSource International, Inc. *	26,733	37,159
SharpSpring, Inc. *	3,003	32,102
Shift4 Payments, Inc., Class A *	8,666	441,186
ShotSpotter, Inc. *	2,300	67,413
Slack Technologies, Inc., Class A *	148,677	3,803,158
Smartsheet, Inc., Class A *	37,705	1,879,594
Smith Micro Software, Inc. *	14,006	57,705
Snowflake, Inc., Class A *	9,712	2,428,194
SolarWinds Corp. *	23,132	472,587
Splunk, Inc. *	55,535	10,998,151
Sprout Social, Inc., Class A *	10,069	440,015
SPS Commerce, Inc. *	12,304	1,053,099
Square, Inc., Class A *	128,971	19,975,028
SS&C Technologies Holdings, Inc.	78,875	4,670,977
StarTek, Inc. *	5,834	30,629
Steel Connect, Inc. *	18,290	10,608
SVMK, Inc. *	38,312	801,870
Switch, Inc., Class A	26,329	370,186
Sykes Enterprises, Inc. *	12,854	440,121
Synchronoss Technologies, Inc. *	15,860	43,932
Synopsys, Inc. *	53,021	11,339,071
Telenav, Inc. *	9,800	39,886
Tenable Holdings, Inc. *	22,957	783,063
Teradata Corp. *	39,683	728,977
The Hackett Group, Inc.	8,738	112,895
The Trade Desk, Inc., Class A *	14,464	8,193,133
The Western Union Co.	143,188	2,783,575
TTEC Holdings, Inc.	6,911	378,585
Tucows, Inc., Class A *	3,300	243,507
Twilio, Inc., Class A *	47,774	13,327,513
Tyler Technologies, Inc. *	13,995	5,379,398
Unisys Corp. *	19,913	261,657
Upland Software, Inc. *	8,897	371,183
Varonis Systems, Inc. *	11,243	1,299,354
Verint Systems, Inc. *	22,920	1,112,078
VeriSign, Inc. *	35,344	6,740,101
Veritone, Inc. *(a)	8,997	84,392
Verra Mobility Corp. *	44,543	428,058
Vertex, Inc., Class A *	6,819	165,293
VirnetX Holding Corp.	26,091	144,544
Virtusa Corp. *	10,220	514,066
Visa, Inc., Class A	585,552	106,400,654
VMware, Inc., Class A *	27,917	3,593,755
WEX, Inc. *	15,531	1,965,448
Workday, Inc., Class A *	60,139	12,636,407
Workiva, Inc. *	13,800	763,278
Xperi Holding Corp.	41,045	508,958
Yext, Inc. *	32,885	545,233
Zendesk, Inc. *	40,560	4,499,726
Zix Corp. *	17,000	104,210
Zoom Video Communications, Inc., Class A *	63,194	29,126,747
Zscaler, Inc. *	24,667	3,348,545
Zuora, Inc., Class A *	34,383	330,764
		1,680,978,058

Security	Number of Shares	Value ($)
Technology Hardware & Equipment 7.1%
3D Systems Corp. *	40,383	229,779
Acacia Communications, Inc. *	12,676	858,672
ADTRAN, Inc.	15,268	163,215
Airgain, Inc. *	3,401	47,002
Akoustis Technologies, Inc. *(a)	7,703	63,858
Amphenol Corp., Class A	103,568	11,686,613
Apple Inc.	5,582,864	607,750,575
Applied Optoelectronics, Inc. *	6,000	52,680
Arista Networks, Inc. *	19,088	3,987,483
Arlo Technologies, Inc. *	21,716	96,853
Arrow Electronics, Inc. *	26,927	2,097,344
AstroNova, Inc.	1,900	15,010
Avid Technology, Inc. *	9,400	87,608
Avnet, Inc.	34,694	855,901
Badger Meter, Inc.	10,799	791,999
Bel Fuse, Inc., Class B	3,500	40,985
Belden, Inc.	15,659	483,550
Benchmark Electronics, Inc.	13,708	285,538
CalAmp Corp. *	9,892	70,035
Calix, Inc. *	17,324	405,555
Casa Systems, Inc. *	8,800	36,696
CDW Corp.	49,543	6,073,972
Ciena Corp. *	54,641	2,152,309
Cisco Systems, Inc.	1,470,037	52,774,328
Clearfield, Inc. *	3,291	68,881
Cognex Corp.	60,148	3,963,753
Coherent, Inc. *	8,677	1,085,840
CommScope Holding Co., Inc. *	72,294	643,417
Comtech Telecommunications Corp.	8,949	128,866
Corning, Inc.	265,086	8,474,799
CTS Corp.	12,607	348,457
Daktronics, Inc.	14,170	55,263
Dell Technologies, Inc., Class C *	80,560	4,854,546
Diebold Nixdorf, Inc. *	28,307	176,353
Digi International, Inc. *	9,100	134,043
Digital Ally, Inc. *(a)	12,381	28,352
Dolby Laboratories, Inc., Class A	22,717	1,705,592
DZS, Inc. *	4,470	50,913
Eastman Kodak Co. *(a)	24,148	167,104
EchoStar Corp., Class A *	16,656	385,753
EMCORE Corp. *	11,147	36,339
ePlus, Inc. *	4,526	305,550
Extreme Networks, Inc. *	46,911	190,459
F5 Networks, Inc. *	21,433	2,849,303
Fabrinet *	12,888	773,538
FARO Technologies, Inc. *	6,085	366,560
Fitbit, Inc., Class A *	84,474	594,697
FLIR Systems, Inc.	45,686	1,584,847
Genasys, Inc. *	16,638	100,161
Harmonic, Inc. *	31,519	187,223
Hewlett Packard Enterprise Co.	445,617	3,850,131
HP, Inc.	478,435	8,592,693
Identiv, Inc. *	8,288	54,121
II-VI, Inc. *	35,989	1,636,420
Immersion Corp. *	10,166	62,623
Infinera Corp. *	59,301	371,224
Inseego Corp. *(a)	22,287	193,897
Insight Enterprises, Inc. *	11,782	628,570
Intellicheck, Inc. *	7,899	57,189
InterDigital, Inc.	11,287	631,846
Intevac, Inc. *	6,954	36,717
IPG Photonics Corp. *	12,431	2,311,669
Iteris, Inc. *	21,620	81,507
Itron, Inc. *	13,296	903,463
Jabil, Inc.	48,471	1,606,329
Juniper Networks, Inc.	115,864	2,284,838

54
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Keysight Technologies, Inc. *	65,607	6,880,206
Kimball Electronics, Inc. *	7,133	86,452
Knowles Corp. *	30,607	436,150
KVH Industries, Inc. *	5,000	43,450
Littelfuse, Inc.	8,379	1,658,539
Lumentum Holdings, Inc. *	26,740	2,211,131
Luna Innovations, Inc. *	11,699	73,821
Methode Electronics, Inc.	13,419	412,903
MicroVision, Inc. *	37,436	64,764
Motorola Solutions, Inc.	59,089	9,339,607
MTS Systems Corp.	5,904	143,349
Napco Security Technologies, Inc. *	3,300	79,596
National Instruments Corp.	44,030	1,377,258
NCR Corp. *	45,182	918,098
NetApp, Inc.	77,710	3,410,692
NETGEAR, Inc. *	9,709	299,231
NetScout Systems, Inc. *	24,964	512,261
nLight, Inc. *	12,303	261,316
Novanta, Inc. *	12,175	1,323,666
OSI Systems, Inc. *	5,852	451,540
PAR Technology Corp. *	4,776	176,569
PC Connection, Inc.	4,382	199,600
PCTEL, Inc. *	9,339	47,629
Plantronics, Inc.	11,458	223,660
Plexus Corp. *	10,389	722,451
Powerfleet, Inc. *	7,153	43,276
Pure Storage, Inc., Class A *	81,055	1,304,986
Quantum Corp. *	18,711	78,212
Research Frontiers, Inc. *(a)	14,470	37,477
Resonant, Inc. *(a)	24,990	57,227
Ribbon Communications, Inc. *	38,283	165,000
Richardson Electronics Ltd.	6,205	26,185
Rogers Corp. *	6,788	822,841
Sanmina Corp. *	24,436	597,216
ScanSource, Inc. *	9,015	181,202
Seagate Technology plc	77,621	3,711,836
Super Micro Computer, Inc. *	16,946	385,013
SYNNEX Corp.	14,547	1,914,967
TE Connectivity Ltd.	114,789	11,120,758
TESSCO Technologies, Inc.	1,269	7,741
Trimble, Inc. *	87,429	4,207,958
TTM Technologies, Inc. *	37,069	440,009
Ubiquiti, Inc.	2,598	482,215
ViaSat, Inc. *	21,098	715,222
Viavi Solutions, Inc. *	80,514	994,348
Vishay Intertechnology, Inc.	49,432	801,787
Vishay Precision Group, Inc. *	4,093	97,782
Vontier Corp. *	46,518	1,336,927
Western Digital Corp.	105,134	3,966,706
Wrap Technologies, Inc. *(a)	10,465	54,104
Xerox Holdings Corp.	62,811	1,091,655
Zebra Technologies Corp., Class A *	18,789	5,329,312
		814,997,307

Telecommunication Services 1.6%
Alaska Communications Systems Group, Inc.	26,271	50,178
Anterix, Inc. *	3,968	126,659
AT&T, Inc.	2,474,722	66,866,988
ATN International, Inc.	3,752	167,714
Bandwidth, Inc., Class A *	6,777	1,086,726
Boingo Wireless, Inc. *	16,693	155,913
CenturyLink, Inc.	345,006	2,973,952
Cincinnati Bell, Inc. *	18,761	282,353
Cogent Communications Holdings, Inc.	14,646	817,247
Consolidated Communications Holdings, Inc. *	22,575	105,425
Security	Number of Shares	Value ($)
GCI Liberty, Inc., Class A *	34,779	2,825,098
Globalstar, Inc. *	173,777	52,133
Gogo, Inc. *	16,000	128,640
IDT Corp., Class B *	6,600	62,898
Iridium Communications, Inc. *	38,418	1,014,619
Liberty Global plc, Class A *	49,647	942,300
Liberty Global plc, Class C *	128,578	2,399,266
Liberty Latin America Ltd., Class A *	16,480	161,504
Liberty Latin America Ltd., Class C *	53,326	518,329
Ooma, Inc. *	5,385	75,982
ORBCOMM, Inc. *	28,696	123,393
Shenandoah Telecommunications Co.	16,585	723,438
Spok Holdings, Inc.	5,240	47,579
T-Mobile US, Inc. *	202,082	22,142,125
Telephone & Data Systems, Inc.	35,953	611,201
United States Cellular Corp. *	5,400	157,248
Verizon Communications, Inc.	1,437,058	81,897,935
Vonage Holdings Corp. *	83,866	887,302
		187,404,145

Transportation 2.0%
Air Transport Services Group, Inc. *	21,611	605,972
Alaska Air Group, Inc.	43,135	1,634,385
Allegiant Travel Co.	4,527	610,059
AMERCO	3,100	1,076,196
American Airlines Group, Inc. (a)	175,546	1,980,159
ArcBest Corp.	9,560	291,771
Atlas Air Worldwide Holdings, Inc. *	8,875	525,045
Avis Budget Group, Inc. *	18,622	627,003
C.H. Robinson Worldwide, Inc.	46,524	4,114,117
Covenant Logistics Group, Inc. *	3,000	41,310
CSX Corp.	266,218	21,015,249
Daseke, Inc. *	20,197	132,694
Delta Air Lines, Inc.	220,542	6,757,407
Eagle Bulk Shipping, Inc. *	3,028	41,665
Echo Global Logistics, Inc. *	10,195	274,959
Expeditors International of Washington, Inc.	58,117	5,135,799
FedEx Corp.	83,766	21,734,764
Forward Air Corp.	9,608	605,016
Genco Shipping & Trading Ltd.	3,574	23,088
Hawaiian Holdings, Inc.	15,015	207,958
Heartland Express, Inc.	18,164	332,583
Hub Group, Inc., Class A *	11,693	586,170
JB Hunt Transport Services, Inc.	29,226	3,557,973
JetBlue Airways Corp. *	95,322	1,141,004
Kansas City Southern	32,904	5,795,711
Kirby Corp. *	21,385	823,109
Knight-Swift Transportation Holdings, Inc.	42,675	1,621,223
Landstar System, Inc.	13,558	1,690,683
Lyft, Inc., Class A *	82,371	1,880,530
Macquarie Infrastructure Corp.	27,962	721,420
Marten Transport Ltd.	22,339	342,792
Matson, Inc.	14,354	745,690
Mesa Air Group, Inc. *	13,374	42,262
Norfolk Southern Corp.	88,900	18,590,768
Old Dominion Freight Line, Inc.	33,304	6,340,082
P.A.M. Transportation Services, Inc. *	907	35,917
Radiant Logistics, Inc. *	10,983	56,453
Ryder System, Inc.	18,502	911,408
Saia, Inc. *	9,047	1,335,880
Schneider National, Inc., Class B	12,428	274,162
SkyWest, Inc.	18,448	535,545
Southwest Airlines Co.	204,847	8,097,602
Spirit Airlines, Inc. *	30,920	543,264
Uber Technologies, Inc. *	479,209	16,010,373

55
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Union Pacific Corp.	235,632	41,751,634
United Airlines Holdings, Inc. *	99,440	3,367,038
United Parcel Service, Inc., Class B	245,160	38,517,088
Universal Logistics Holdings, Inc.	3,300	65,109
US Xpress Enterprises, Inc., Class A *	8,327	60,038
Werner Enterprises, Inc.	20,186	767,472
XPO Logistics, Inc. *	32,204	2,898,360
YRC Worldwide, Inc. *	25,364	99,427
		226,973,386

Utilities 3.0%
ALLETE, Inc.	18,239	940,768
Alliant Energy Corp.	87,211	4,821,024
Ameren Corp.	85,966	6,973,562
American Electric Power Co., Inc.	171,553	15,427,761
American States Water Co.	13,159	982,846
American Water Works Co., Inc.	62,511	9,408,531
Artesian Resources Corp., Class A	3,837	135,177
Atmos Energy Corp.	42,876	3,930,443
Avangrid, Inc.	19,861	979,942
Avista Corp.	24,293	807,013
Black Hills Corp.	22,377	1,267,881
Cadiz, Inc. *(a)	12,851	122,727
California Water Service Group	17,255	769,055
CenterPoint Energy, Inc.	189,464	4,003,374
Chesapeake Utilities Corp.	6,235	606,104
Clearway Energy, Inc., Class A	11,000	288,310
Clearway Energy, Inc., Class C	26,436	744,438
CMS Energy Corp.	99,705	6,314,318
Consolidated Edison, Inc.	115,481	9,064,104
Dominion Energy, Inc.	290,999	23,378,860
DTE Energy Co.	66,791	8,243,345
Duke Energy Corp.	254,671	23,457,746
Edison International	131,470	7,367,579
Entergy Corp.	70,052	7,090,663
Essential Utilities, Inc.	77,297	3,184,636
Evergy, Inc.	79,062	4,364,222
Eversource Energy	119,099	10,393,770
Exelon Corp.	336,962	13,441,414
FirstEnergy Corp.	188,293	5,596,068
Genie Energy Ltd., Class B	5,585	46,300
Global Water Resources, Inc.	4,694	49,756
Hawaiian Electric Industries, Inc.	38,969	1,287,536
IDACORP, Inc.	17,823	1,563,612
MDU Resources Group, Inc.	69,771	1,657,759
MGE Energy, Inc.	13,140	854,363
Middlesex Water Co.	6,534	419,091
National Fuel Gas Co.	31,306	1,250,988
New Jersey Resources Corp.	33,082	965,333
NextEra Energy, Inc.	679,260	49,728,625
NiSource, Inc.	130,992	3,008,886
Northwest Natural Holding Co.	11,700	519,948
NorthWestern Corp.	17,760	925,829
NRG Energy, Inc.	84,216	2,662,910
OGE Energy Corp.	68,838	2,118,145
ONE Gas, Inc.	18,590	1,283,454
Ormat Technologies, Inc.	15,013	1,063,971
Otter Tail Corp.	15,277	585,873
PG&E Corp. *	500,000	4,780,000
Pinnacle West Capital Corp.	38,796	3,164,590
PNM Resources, Inc.	27,818	1,390,900
Portland General Electric Co.	30,909	1,214,724
PPL Corp.	265,809	7,309,747
Public Service Enterprise Group, Inc.	175,043	10,178,750
Pure Cycle Corp. *	8,000	70,400
RGC Resources, Inc.	2,000	47,600
Sempra Energy	100,085	12,546,656
Security	Number of Shares	Value ($)
SJW Group.	8,905	540,444
South Jersey Industries, Inc.	32,586	627,932
Southwest Gas Holdings, Inc.	19,658	1,291,924
Spark Energy, Inc., Class A	5,059	46,138
Spire, Inc.	18,247	1,022,562
Sunnova Energy International, Inc. *	15,289	367,853
The AES Corp.	234,436	4,571,502
The Southern Co.	365,609	21,004,237
The York Water Co.	4,611	194,815
UGI Corp.	73,193	2,367,062
Unitil Corp.	6,105	210,928
Vistra Corp.	166,604	2,893,911
WEC Energy Group, Inc.	108,928	10,952,710
Xcel Energy, Inc.	181,578	12,715,907
		343,609,352
Total Common Stock
(Cost $6,454,404,116)		11,408,103,810

Rights 0.0% of net assets

Capital Goods 0.0%
HC2 Holdings, Inc. expires 11/20/20 *(b)	22,677	—

Media & Entertainment 0.0%
Media General, Inc. CVR *(b)	18,400	1,566

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Adicet Bio, Inc. *(b)	780	—
Aduro Biotech, Inc. CVR *(b)	5,747	17,241
Elanco Animal Health, Inc. CVR *(b)	16,000	96
		17,337
Total Rights
(Cost $1,204)		18,903

Warrants 0.0% of net assets

Energy 0.0%
Pulse Biosciences, Inc. expires 05/14/25 *(b)	116	1,219
Total Warrants
(Cost $—)		1,219

Other Investment Company 0.1% of net assets

Securities Lending Collateral 0.1%
Wells Fargo Government Money Market Fund, Select Class 0.04% (d)	18,771,910	18,771,910
Total Other Investment Company
(Cost $18,771,910)		18,771,910

56
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.5% of net assets

Time Deposit 0.5%
Skandinaviska Enskilda Banken
0.01%, 11/02/20 (e)	53,766,597	53,766,597
Total Short-Term Investment
(Cost $53,766,597)		53,766,597

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Long
Russell 2000 Index, e-mini, expires 12/18/20	150	11,526,000	105,271
S&P 500 Index, e-mini, expires 12/18/20	404	65,946,940	(1,624,776)
Net Unrealized Depreciation			(1,519,505)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $17,807,791.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	Issuer is affiliated with the fund’s investment adviser.
(d)	The rate shown is the 7-day yield.
(e)	The rate shown is the current daily overnight rate.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
57
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.6% of net assets

Automobiles & Components 1.8%
BorgWarner, Inc.	906	31,692
Tesla, Inc. *	22,490	8,727,019
		8,758,711

Banks 0.0%
Rocket Cos., Inc., Class A *	1,132	20,636

Capital Goods 2.3%
3M Co.	11,287	1,805,468
Allegion plc	1,827	179,959
Allison Transmission Holdings, Inc.	2,164	78,229
Armstrong World Industries, Inc.	523	31,328
Axon Enterprise, Inc. *	1,902	188,108
BWX Technologies, Inc.	1,831	100,723
Carrier Global Corp.	9,432	314,934
Donaldson Co., Inc.	423	20,092
Fastenal Co.	14,134	611,013
Generac Holdings, Inc. *	1,695	356,204
Graco, Inc.	2,481	153,574
HEICO Corp.	1,074	112,824
HEICO Corp., Class A	1,899	177,556
Huntington Ingalls Industries, Inc.	102	15,043
Illinois Tool Works, Inc.	4,245	831,511
Lincoln Electric Holdings, Inc.	732	74,532
Lockheed Martin Corp.	7,529	2,636,129
Mercury Systems, Inc. *	1,337	92,092
Nordson Corp.	1,416	273,897
Northrop Grumman Corp.	4,369	1,266,224
Quanta Services, Inc.	865	54,002
Rockwell Automation, Inc.	1,708	405,001
Roper Technologies, Inc.	432	160,419
The AZEK Co., Inc. *	179	5,986
The Toro Co.	2,930	240,553
TransDigm Group, Inc.	356	169,958
Trex Co., Inc. *	3,515	244,433
Vertiv Holdings Co. *	6,712	118,467
Virgin Galactic Holdings, Inc. *	1,699	29,597
W.W. Grainger, Inc.	994	347,920
		11,095,776

Commercial & Professional Services 1.0%
Cintas Corp.	2,377	747,685
Copart, Inc. *	6,172	681,142
CoreLogic, Inc.	99	7,616
CoStar Group, Inc. *	1,185	975,978
Dun & Bradstreet Holdings, Inc. *	1,246	32,197
Equifax, Inc.	2,715	370,869
IAA, Inc. *	938	53,081
IHS Markit Ltd.	6,577	531,882
MSA Safety, Inc.	248	32,716
Rollins, Inc.	3,950	228,508
TransUnion	5,266	419,490
Security	Number of Shares	Value ($)
Verisk Analytics, Inc.	4,817	857,281
Waste Management, Inc.	1,654	178,483
		5,116,928

Consumer Durables & Apparel 1.2%
Lululemon Athletica, Inc. *	3,452	1,102,189
Mattel, Inc. *	6,234	85,842
NIKE, Inc., Class B	36,845	4,424,348
NVR, Inc. *	10	39,531
Peloton Interactive, Inc., Class A *	728	80,233
Polaris, Inc.	187	16,991
Tempur Sealy International, Inc. *	1,071	95,319
VF Corp.	566	38,035
		5,882,488

Consumer Services 1.1%
Bright Horizons Family Solutions, Inc. *	1,268	200,407
Chegg, Inc. *	3,662	268,937
Chipotle Mexican Grill, Inc. *	847	1,017,654
Domino's Pizza, Inc.	1,183	447,553
Dunkin' Brands Group, Inc.	2,123	211,684
frontdoor, Inc. *	391	15,491
H&R Block, Inc.	4,119	71,094
Las Vegas Sands Corp.	4,270	205,216
McDonald's Corp.	3,240	690,120
Planet Fitness, Inc., Class A *	1,352	80,133
Starbucks Corp.	20,521	1,784,506
The Wendy's Co.	5,475	119,629
Vail Resorts, Inc.	98	22,740
Wynn Resorts Ltd.	744	53,888
Yum China Holdings, Inc.	812	43,223
Yum! Brands, Inc.	688	64,211
		5,296,486

Diversified Financials 1.2%
Apollo Global Management, Inc.	2,585	95,283
Ares Management Corp., Class A	3,003	127,027
Cboe Global Markets, Inc.	715	58,122
Credit Acceptance Corp. *	18	5,366
FactSet Research Systems, Inc.	1,123	344,200
Intercontinental Exchange, Inc.	5,791	546,670
LendingTree, Inc. *	225	72,808
LPL Financial Holdings, Inc.	169	13,508
MarketAxess Holdings, Inc.	1,117	601,896
Moody's Corp.	4,941	1,298,989
Morningstar, Inc.	556	105,851
MSCI, Inc.	2,476	866,204
S&P Global, Inc.	4,323	1,395,162
SLM Corp.	2,768	25,438
T. Rowe Price Group, Inc.	1,739	220,262
The Carlyle Group, Inc.	301	7,501
Tradeweb Markets, Inc., Class A	2,136	116,369
Virtu Financial, Inc., Class A	1,643	35,127
		5,935,783

58
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Energy 0.1%
Cheniere Energy, Inc. *	7,046	337,292
Equitrans Midstream Corp.	994	7,216
		344,508

Food & Staples Retailing 1.0%
Albertsons Cos., Inc., Class A *	466	6,846
Costco Wholesale Corp.	11,850	4,237,797
Grocery Outlet Holding Corp. *	1,168	51,415
Sprouts Farmers Market, Inc. *	2,978	56,731
Sysco Corp.	10,503	580,921
		4,933,710

Food, Beverage & Tobacco 2.3%
Altria Group, Inc.	24,681	890,491
Beyond Meat, Inc. *	1,238	176,328
Brown-Forman Corp., Class A	1,160	72,790
Brown-Forman Corp., Class B	4,695	327,289
Campbell Soup Co.	2,639	123,162
Kellogg Co.	2,607	163,954
Lamb Weston Holdings, Inc.	1,026	65,100
McCormick & Co., Inc. - Non Voting Shares	2,100	379,071
Monster Beverage Corp. *	11,213	858,579
PepsiCo, Inc.	30,982	4,129,591
Pilgrim's Pride Corp. *	449	7,516
The Boston Beer Co., Inc., Class A *	270	280,579
The Coca-Cola Co.	69,032	3,317,678
The Hershey Co.	3,455	474,924
		11,267,052

Health Care Equipment & Services 6.0%
Abbott Laboratories	20,191	2,122,276
ABIOMED, Inc. *	1,345	338,779
Align Technology, Inc. *	2,371	1,010,236
Amedisys, Inc. *	963	249,417
AmerisourceBergen Corp.	2,136	205,206
Anthem, Inc.	1,977	539,326
Baxter International, Inc.	6,486	503,119
Cardinal Health, Inc.	8,845	405,013
Centene Corp. *	5,126	302,947
Cerner Corp.	9,246	648,052
Change Healthcare, Inc. *	5,383	76,169
Chemed Corp.	471	225,289
Cigna Corp.	2,981	497,738
DaVita, Inc. *	416	35,880
DexCom, Inc. *	2,795	893,226
Edwards Lifesciences Corp. *	18,752	1,344,331
Encompass Health Corp.	1,314	80,561
Guardant Health, Inc. *	2,490	265,583
Haemonetics Corp. *	1,411	142,638
HCA Healthcare, Inc.	4,208	521,539
Hill-Rom Holdings, Inc.	253	23,041
Hologic, Inc. *	5,421	373,073
Humana, Inc.	1,534	612,495
ICU Medical, Inc. *	162	28,802
IDEXX Laboratories, Inc. *	2,554	1,084,990
Insulet Corp. *	1,992	442,722
Intuitive Surgical, Inc. *	3,521	2,348,789
Laboratory Corp. of America Holdings *	160	31,963
Livongo Health, Inc. *(a)	1,677	202,153
Masimo Corp. *	1,483	331,925
McKesson Corp.	3,644	537,454
Molina Healthcare, Inc. *	1,198	223,391
Novocure Ltd. *	3,023	369,108
Security	Number of Shares	Value ($)
Oak Street Health, Inc. *	262	12,469
Penumbra, Inc. *	1,002	261,552
Quidel Corp. *	1,129	302,899
ResMed, Inc.	4,353	835,515
STERIS plc	134	23,743
Stryker Corp.	3,437	694,308
Tandem Diabetes Care, Inc. *	1,593	173,637
Teladoc Health, Inc. *	1,957	384,472
Teleflex, Inc.	888	282,588
The Cooper Cos., Inc.	175	55,834
UnitedHealth Group, Inc.	23,893	7,290,710
Varian Medical Systems, Inc. *	335	57,888
Veeva Systems, Inc., Class A *	4,059	1,096,133
West Pharmaceutical Services, Inc.	2,231	606,988
		29,095,967

Household & Personal Products 1.5%
Church & Dwight Co., Inc.	7,466	659,920
Energizer Holdings, Inc.	1,477	58,120
Herbalife Nutrition Ltd. *	384	17,334
Reynolds Consumer Products, Inc.	363	10,251
The Clorox Co.	2,722	564,134
The Estee Lauder Cos., Inc., Class A	6,022	1,322,793
The Procter & Gamble Co.	33,124	4,541,300
		7,173,852

Insurance 0.7%
Alleghany Corp.	40	21,877
Aon plc, Class A	6,974	1,283,286
Axis Capital Holdings Ltd.	259	11,057
Brown & Brown, Inc.	368	16,012
Erie Indemnity Co., Class A	435	101,298
GoHealth, Inc., Class A *	115	1,191
Lincoln National Corp.	729	25,588
Marsh & McLennan Cos., Inc.	11,958	1,237,175
Primerica, Inc.	727	80,144
RenaissanceRe Holdings Ltd.	514	83,124
The Progressive Corp.	5,123	470,804
		3,331,556

Materials 0.9%
Air Products & Chemicals, Inc.	861	237,843
Amcor plc	7,133	74,397
Avery Dennison Corp.	1,043	144,341
Ball Corp.	9,066	806,874
Berry Global Group, Inc. *	1,374	64,070
Crown Holdings, Inc. *	403	34,577
Ecolab, Inc.	1,503	275,936
FMC Corp.	759	77,980
Graphic Packaging Holding Co.	1,876	24,932
NewMarket Corp.	173	61,880
Royal Gold, Inc.	1,432	170,136
RPM International, Inc.	3,229	273,399
The Scotts Miracle-Gro Co.	1,163	174,508
The Sherwin-Williams Co.	2,505	1,723,390
W.R. Grace & Co.	598	26,007
		4,170,270

Media & Entertainment 11.6%
Activision Blizzard, Inc.	9,175	694,823
Alphabet, Inc., Class A *	7,084	11,448,523
Alphabet, Inc., Class C *	6,992	11,334,102
Altice USA, Inc., Class A *	9,258	249,503
Cable One, Inc.	163	282,293

59
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Charter Communications, Inc., Class A *	4,108	2,480,493
Electronic Arts, Inc. *	1,206	144,515
Facebook, Inc., Class A *	73,039	19,217,291
IAC/InterActiveCorp *	2,280	275,242
Liberty Media Corp. - Liberty SiriusXM, Class A *	330	11,408
Liberty Media Corp. - Liberty SiriusXM, Class C *	564	19,514
Live Nation Entertainment, Inc. *	4,321	210,865
Match Group, Inc. *	6,649	776,470
Netflix, Inc. *	12,937	6,154,648
Nexstar Media Group, Inc., Class A	871	71,770
Pinterest, Inc., Class A *	10,141	597,812
Roku, Inc. *	3,217	651,121
Sirius XM Holdings, Inc.	21,677	124,209
Spotify Technology S.A. *	3,977	954,043
Take-Two Interactive Software, Inc. *	3,159	489,392
World Wrestling Entertainment, Inc., Class A	1,402	50,977
Zillow Group, Inc., Class A *	178	15,901
Zillow Group, Inc., Class C *	472	41,829
Zynga, Inc., Class A *	22,007	197,843
		56,494,587

Pharmaceuticals, Biotechnology & Life Sciences 7.8%
10X Genomics, Inc., Class A *	1,741	238,343
AbbVie, Inc.	50,380	4,287,338
ACADIA Pharmaceuticals, Inc. *	3,331	154,725
Acceleron Pharma, Inc. *	1,451	151,746
Adaptive Biotechnologies Corp. *	2,313	106,583
Agilent Technologies, Inc.	798	81,468
Agios Pharmaceuticals, Inc. *	140	5,610
Alexion Pharmaceuticals, Inc. *	981	112,952
Alnylam Pharmaceuticals, Inc. *	3,499	430,272
Amgen, Inc.	17,907	3,884,745
Avantor, Inc. *	13,611	316,728
Berkeley Lights, Inc. *	149	10,813
Bio-Techne Corp.	1,089	274,875
Biogen, Inc. *	1,448	364,997
BioMarin Pharmaceutical, Inc. *	4,962	369,322
Bluebird Bio, Inc. *	879	45,453
Bristol-Myers Squibb Co.	25,005	1,461,542
Bruker Corp.	1,352	57,514
Charles River Laboratories International, Inc. *	1,317	299,881
Eli Lilly & Co.	25,620	3,342,385
Exact Sciences Corp. *	3,912	484,423
Exelixis, Inc. *	3,274	67,052
Global Blood Therapeutics, Inc. *	1,798	95,078
Horizon Therapeutics plc *	5,498	411,965
Illumina, Inc. *	4,462	1,306,027
Incyte Corp. *	5,541	480,072
Ionis Pharmaceuticals, Inc. *	1,975	92,726
Iovance Biotherapeutics, Inc. *	4,166	148,643
IQVIA Holdings, Inc. *	2,178	335,390
Johnson & Johnson	10,743	1,472,973
Merck & Co., Inc.	67,156	5,050,803
Mettler-Toledo International, Inc. *	674	672,591
Moderna, Inc. *	8,686	586,044
Neurocrine Biosciences, Inc. *	2,803	276,572
PerkinElmer, Inc.	667	86,410
PPD, Inc. *	4,075	133,986
PRA Health Sciences, Inc. *	1,623	158,145
Reata Pharmaceuticals, Inc., Class A *	661	77,145
Regeneron Pharmaceuticals, Inc. *	2,942	1,599,154
Repligen Corp. *	1,584	263,847
Royalty Pharma plc, Class A	1,315	48,261
Sage Therapeutics, Inc. *	100	7,338
Security	Number of Shares	Value ($)
Sarepta Therapeutics, Inc. *	2,268	308,244
Seagen, Inc. *	3,699	616,993
Syneos Health, Inc. *	243	12,898
Thermo Fisher Scientific, Inc.	7,051	3,335,969
Vertex Pharmaceuticals, Inc. *	7,902	1,646,461
Waters Corp. *	138	30,749
Zoetis, Inc.	13,082	2,074,151
		37,877,402

Real Estate 1.8%
American Tower Corp.	13,417	3,081,214
Americold Realty Trust	612	22,173
Brookfield Property REIT, Inc., Class A (b)	1,341	19,780
CoreSite Realty Corp.	809	96,562
Crown Castle International Corp.	11,791	1,841,754
Equinix, Inc.	2,673	1,954,604
Equity LifeStyle Properties, Inc.	2,151	127,318
Extra Space Storage, Inc.	2,704	313,529
Iron Mountain, Inc.	5,030	131,082
Public Storage	2,991	685,148
SBA Communications Corp.	450	130,666
Simon Property Group, Inc.	7,286	457,634
		8,861,464

Retailing 12.1%
Amazon.com, Inc. *	12,896	39,154,190
AutoZone, Inc. *	420	474,172
Best Buy Co., Inc.	1,254	139,884
Booking Holdings, Inc. *	1,243	2,016,767
Burlington Stores, Inc. *	1,771	342,830
CarMax, Inc. *	362	31,291
Carvana Co. *	1,653	306,383
Dollar General Corp.	7,652	1,597,049
Dollar Tree, Inc. *	3,387	305,914
eBay, Inc.	18,559	883,965
Etsy, Inc. *	3,587	436,143
Expedia Group, Inc.	458	43,121
Five Below, Inc. *	1,663	221,744
Floor & Decor Holdings, Inc., Class A *	2,853	208,269
GrubHub, Inc. *	278	20,561
Lowe's Cos., Inc.	22,989	3,634,561
O'Reilly Automotive, Inc. *	2,223	970,562
Ollie's Bargain Outlet Holdings, Inc. *	1,467	127,761
Pool Corp.	1,179	412,450
Ross Stores, Inc.	8,593	731,866
The Home Depot, Inc.	16,336	4,356,975
The TJX Cos., Inc.	29,532	1,500,226
Tractor Supply Co.	3,510	467,567
Ulta Beauty, Inc. *	1,518	313,877
Vroom, Inc. *	575	23,632
Wayfair, Inc., Class A *	1,843	457,119
Williams-Sonoma, Inc.	371	33,839
		59,212,718

Semiconductors & Semiconductor Equipment 6.1%
Advanced Micro Devices, Inc. *	32,986	2,483,516
Analog Devices, Inc.	1,343	159,186
Applied Materials, Inc.	27,881	1,651,392
Broadcom, Inc.	11,257	3,935,785
Enphase Energy, Inc. *	3,222	316,046
Entegris, Inc.	3,794	283,677
Inphi Corp. *	1,439	201,115
KLA Corp.	4,718	930,295
Lam Research Corp.	4,411	1,508,915
Maxim Integrated Products, Inc.	2,667	185,757

60
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Microchip Technology, Inc.	5,529	580,987
MKS Instruments, Inc.	1,230	133,320
Monolithic Power Systems, Inc.	1,324	423,150
NVIDIA Corp.	17,957	9,002,921
QUALCOMM, Inc.	34,237	4,223,476
SolarEdge Technologies, Inc. *	1,480	381,381
Teradyne, Inc.	5,007	439,865
Texas Instruments, Inc.	13,907	2,010,813
Universal Display Corp.	1,302	258,200
Xilinx, Inc.	7,424	881,155
		29,990,952

Software & Services 26.2%
2U, Inc. *	681	25,095
Accenture plc, Class A	19,387	4,205,234
Adobe, Inc. *	14,634	6,542,861
Akamai Technologies, Inc. *	4,015	381,907
Alteryx, Inc., Class A *	1,604	201,061
Anaplan, Inc. *	3,930	217,526
ANSYS, Inc. *	2,604	792,579
Aspen Technology, Inc. *	1,917	210,506
Atlassian Corp. plc, Class A *	3,870	741,569
Autodesk, Inc. *	4,442	1,046,269
Automatic Data Processing, Inc.	11,244	1,776,102
Avalara, Inc. *	2,507	373,668
BigCommerce Holdings, Inc. *	213	15,634
Bill.com Holdings, Inc. *	1,641	164,100
Black Knight, Inc. *	4,608	405,274
Booz Allen Hamilton Holding Corp.	4,123	323,655
Broadridge Financial Solutions, Inc.	3,475	478,160
CACI International, Inc., Class A *	122	25,441
Cadence Design Systems, Inc. *	8,379	916,411
CDK Global, Inc.	491	21,162
Ceridian HCM Holding, Inc. *	2,304	198,651
Citrix Systems, Inc.	1,030	116,668
Cloudflare, Inc., Class A *	3,286	170,773
Cognizant Technology Solutions Corp., Class A	1,154	82,419
Coupa Software, Inc. *	2,019	540,486
Crowdstrike Holdings, Inc., Class A *	3,347	414,492
Datadog, Inc., Class A *	4,631	420,263
DocuSign, Inc. *	5,417	1,095,588
Dropbox, Inc., Class A *	7,416	135,416
Duck Creek Technologies, Inc. *	342	14,833
Dynatrace, Inc. *	5,550	195,971
Elastic N.V. *	1,980	200,792
EPAM Systems, Inc. *	1,609	497,101
Everbridge, Inc. *	1,030	107,831
Fair Isaac Corp. *	846	331,167
Fastly, Inc., Class A *	2,402	152,551
FireEye, Inc. *	1,576	21,812
Fiserv, Inc. *	5,024	479,641
Five9, Inc. *	1,868	283,413
FleetCor Technologies, Inc. *	2,507	553,821
Fortinet, Inc. *	4,049	446,888
Gartner, Inc. *	2,635	316,464
Genpact Ltd.	2,239	76,954
Globant S.A. *	1,172	211,675
GoDaddy, Inc., Class A *	5,043	356,742
Guidewire Software, Inc. *	491	47,190
HubSpot, Inc. *	1,253	363,458
Intuit, Inc.	7,665	2,412,022
Jack Henry & Associates, Inc.	1,805	267,591
Jamf Holding Corp. *	277	9,030
Leidos Holdings, Inc.	386	32,038
Manhattan Associates, Inc. *	1,710	146,205
Mastercard, Inc., Class A	26,835	7,745,654
Security	Number of Shares	Value ($)
Medallia, Inc. *	2,556	72,718
Microsoft Corp.	227,751	46,112,745
MongoDB, Inc. *	1,523	347,960
nCino, Inc. *	358	25,246
New Relic, Inc. *	1,573	95,418
NortonLifeLock, Inc.	16,661	342,717
Nutanix, Inc., Class A *	5,537	134,771
Okta, Inc. *	3,495	733,356
Oracle Corp.	51,408	2,884,503
PagerDuty, Inc. *	2,103	56,991
Palo Alto Networks, Inc. *	2,877	636,364
Paychex, Inc.	7,708	633,983
Paycom Software, Inc. *	1,497	545,043
Paylocity Holding Corp. *	1,050	194,796
PayPal Holdings, Inc. *	35,724	6,649,308
Pegasystems, Inc.	1,076	124,687
Pluralsight, Inc., Class A *	3,062	48,073
Proofpoint, Inc. *	1,714	164,098
PTC, Inc. *	3,149	264,138
RealPage, Inc. *	2,351	130,927
RingCentral, Inc., Class A *	2,356	608,649
salesforce.com, Inc. *	24,422	5,672,498
Science Applications International Corp.	244	18,634
ServiceNow, Inc. *	5,780	2,875,955
Slack Technologies, Inc., Class A *	11,590	296,472
Smartsheet, Inc., Class A *	3,336	166,300
Splunk, Inc. *	4,832	956,929
Square, Inc., Class A *	11,235	1,740,077
SS&C Technologies Holdings, Inc.	1,439	85,218
StoneCo Ltd., Class A *	5,410	284,241
Switch, Inc., Class A	2,563	36,036
Synopsys, Inc. *	4,224	903,345
Teradata Corp. *	2,432	44,676
The Trade Desk, Inc., Class A *	1,256	711,461
The Western Union Co.	2,354	45,762
Twilio, Inc., Class A *	3,462	965,794
Tyler Technologies, Inc. *	1,208	464,331
VeriSign, Inc. *	1,834	349,744
Visa, Inc., Class A	51,358	9,332,262
VMware, Inc., Class A *	2,389	307,536
WEX, Inc. *	125	15,819
Workday, Inc., Class A *	5,215	1,095,776
Zendesk, Inc. *	3,456	383,409
Zoom Video Communications, Inc., Class A *	5,079	2,340,962
Zscaler, Inc. *	2,139	290,369
		127,499,911

Technology Hardware & Equipment 11.6%
Amphenol Corp., Class A	5,212	588,122
Apple Inc.	490,823	53,430,992
Arista Networks, Inc. *	1,473	307,710
CDW Corp.	4,314	528,896
Cognex Corp.	4,991	328,907
Coherent, Inc. *	600	75,084
CommScope Holding Co., Inc. *	321	2,857
Dell Technologies, Inc., Class C *	459	27,659
Dolby Laboratories, Inc., Class A	228	17,118
IPG Photonics Corp. *	73	13,575
Jabil, Inc.	870	28,832
Keysight Technologies, Inc. *	1,918	201,141
Lumentum Holdings, Inc. *	265	21,913
Motorola Solutions, Inc.	522	82,507
NetApp, Inc.	3,650	160,199
Pure Storage, Inc., Class A *	4,203	67,668

61
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Ubiquiti, Inc.	207	38,421
Zebra Technologies Corp., Class A *	1,459	413,831
		56,335,432

Transportation 1.3%
C.H. Robinson Worldwide, Inc.	638	56,418
Expeditors International of Washington, Inc.	3,080	272,180
JB Hunt Transport Services, Inc.	690	84,001
Landstar System, Inc.	947	118,091
Old Dominion Freight Line, Inc.	2,554	486,205
Uber Technologies, Inc. *	32,245	1,077,306
Union Pacific Corp.	10,533	1,866,342
United Parcel Service, Inc., Class B	14,158	2,224,363
XPO Logistics, Inc. *	124	11,160
		6,196,066

Utilities 0.0%
NRG Energy, Inc.	2,588	81,833
Total Common Stock
(Cost $360,904,879)		484,974,088

Other Investment Companies 0.8% of net assets

Equity Funds 0.1%
iShares Russell 1000 Growth ETF	2,300	482,034

Money Market Fund 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)	3,525,848	3,525,848

Securities Lending Collateral 0.0%
Wells Fargo Government Money Market Fund, Select Class 0.04% (c)	18,600	18,600
Total Other Investment Companies
(Cost $4,005,638)		4,026,482

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 1000 Index, e-mini, expires 12/18/20	20	2,108,600	(53,043)
S&P 500 Index, e-mini, expires 12/18/20	1	163,235	(10,492)
Net Unrealized Depreciation			(63,535)
*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by fund’s Board of Trustees.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $17,700.
(c)	The rate shown is the 7-day yield.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust
62
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 0.9%
Aptiv plc	6,041	582,896
BorgWarner, Inc.	4,812	168,324
Ford Motor Co.	87,987	680,139
General Motors Co.	28,209	974,057
Gentex Corp.	5,514	152,572
Harley-Davidson, Inc.	3,440	113,107
Lear Corp.	1,359	164,181
Thor Industries, Inc.	1,243	105,133
		2,940,409

Banks 7.0%
Associated Banc-Corp.	3,405	46,614
Bank of America Corp.	174,717	4,140,793
Bank of Hawaii Corp.	884	53,606
Bank OZK	2,752	68,195
BOK Financial Corp.	704	41,353
Citigroup, Inc.	47,034	1,948,148
Citizens Financial Group, Inc.	9,643	262,772
Comerica, Inc.	3,126	142,264
Commerce Bancshares, Inc.	2,262	140,809
Cullen/Frost Bankers, Inc.	1,261	88,610
East West Bancorp, Inc.	3,170	115,642
F.N.B. Corp.	7,261	54,893
Fifth Third Bancorp	16,051	372,704
First Citizens BancShares, Inc., Class A	145	67,091
First Hawaiian, Inc.	2,909	50,209
First Horizon National Corp.	12,266	127,689
First Republic Bank	3,840	484,378
Huntington Bancshares, Inc.	22,808	238,115
JPMorgan Chase & Co.	68,420	6,707,897
KeyCorp	21,955	284,976
M&T Bank Corp.	2,890	299,346
MGIC Investment Corp.	7,579	76,245
New York Community Bancorp, Inc.	10,144	84,297
PacWest Bancorp	2,615	50,313
People's United Financial, Inc.	9,519	101,568
Pinnacle Financial Partners, Inc.	1,664	76,195
Popular, Inc.	1,858	78,408
Prosperity Bancshares, Inc.	2,010	110,771
Regions Financial Corp.	21,746	289,222
Rocket Cos., Inc., Class A *	1,265	23,061
Signature Bank	1,171	94,546
Sterling Bancorp	4,334	57,989
SVB Financial Group *	1,160	337,212
Synovus Financial Corp.	3,286	85,436
TCF Financial Corp.	3,396	92,405
TFS Financial Corp.	1,094	17,187
The PNC Financial Services Group, Inc.	9,577	1,071,475
Truist Financial Corp.	30,420	1,281,290
U.S. Bancorp	30,698	1,195,687
Umpqua Holdings Corp.	4,939	62,034
Webster Financial Corp.	2,009	64,710
Wells Fargo & Co.	84,818	1,819,346
Western Alliance Bancorp	2,199	90,599
Security	Number of Shares	Value ($)
Wintrust Financial Corp.	1,282	63,113
Zions Bancorp NA	3,631	117,172
		23,076,385

Capital Goods 9.4%
3M Co.	4,315	690,227
A.O. Smith Corp.	2,981	154,088
Acuity Brands, Inc.	884	78,800
AECOM *	3,432	153,891
AGCO Corp.	1,386	106,764
Air Lease Corp.	2,386	64,995
Allegion plc	724	71,314
Allison Transmission Holdings, Inc.	891	32,210
AMETEK, Inc.	5,170	507,694
Armstrong World Industries, Inc.	673	40,313
BWX Technologies, Inc.	767	42,193
Carlisle Cos., Inc.	1,226	151,865
Carrier Global Corp.	12,557	419,278
Caterpillar, Inc.	12,230	1,920,721
Colfax Corp. *	2,219	60,335
Crane Co.	1,095	55,571
Cummins, Inc.	3,326	731,354
Curtiss-Wright Corp.	932	78,623
Deere & Co.	6,367	1,438,369
Donaldson Co., Inc.	2,558	121,505
Dover Corp.	3,242	358,922
Eaton Corp. plc	9,030	937,224
Emerson Electric Co.	13,437	870,583
Fastenal Co.	2,435	105,265
Flowserve Corp.	2,930	85,322
Fortive Corp.	6,711	413,398
Fortune Brands Home & Security, Inc.	3,106	251,182
Gates Industrial Corp. plc *	994	11,033
Generac Holdings, Inc. *	121	25,428
General Dynamics Corp.	5,724	751,733
General Electric Co.	196,294	1,456,501
Graco, Inc.	1,853	114,701
GrafTech International Ltd.	1,457	9,835
HD Supply Holdings, Inc. *	3,612	143,974
HEICO Corp.	197	20,695
HEICO Corp., Class A	342	31,977
Hexcel Corp.	1,875	62,775
Honeywell International, Inc.	15,860	2,616,107
Howmet Aerospace, Inc.	8,943	154,267
Hubbell, Inc.	1,223	177,959
Huntington Ingalls Industries, Inc.	808	119,164
IDEX Corp.	1,698	289,322
Illinois Tool Works, Inc.	3,958	775,293
Ingersoll Rand, Inc. *	7,818	273,161
ITT, Inc.	1,941	117,450
Jacobs Engineering Group, Inc.	2,829	268,755
Johnson Controls International plc	16,799	709,086
L3Harris Technologies, Inc.	4,861	783,156
Lennox International, Inc.	781	212,166
Lincoln Electric Holdings, Inc.	736	74,940
Masco Corp.	5,924	317,526
Mercury Systems, Inc. *	228	15,705
MSC Industrial Direct Co., Inc., Class A	1,005	70,008
Nordson Corp.	236	45,649

63
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Northrop Grumman Corp.	285	82,599
nVent Electric plc	3,492	63,031
Oshkosh Corp.	1,523	102,589
Otis Worldwide Corp.	9,206	564,144
Owens Corning	2,421	158,503
PACCAR, Inc.	7,650	653,157
Parker-Hannifin Corp.	2,889	601,952
Pentair plc	3,739	186,053
Quanta Services, Inc.	2,477	154,639
Raytheon Technologies Corp.	32,198	1,748,995
Regal Beloit Corp.	910	89,771
Rockwell Automation, Inc.	1,345	318,926
Roper Technologies, Inc.	2,025	751,963
Sensata Technologies Holding plc *	3,463	151,368
Snap-on, Inc.	1,217	191,714
Spirit AeroSystems Holdings, Inc., Class A	2,346	42,674
Stanley Black & Decker, Inc.	3,479	578,210
Teledyne Technologies, Inc. *	819	253,194
Textron, Inc.	5,149	184,334
The AZEK Co., Inc. *	820	27,421
The Boeing Co.	12,062	1,741,632
The Middleby Corp. *	1,236	123,031
The Timken Co.	1,420	84,774
The Toro Co.	237	19,458
Trane Technologies plc	5,388	715,257
TransDigm Group, Inc.	917	437,785
Trinity Industries, Inc.	2,038	38,396
United Rentals, Inc. *	1,627	290,078
Univar Solutions, Inc. *	3,751	62,229
Valmont Industries, Inc.	471	66,858
Virgin Galactic Holdings, Inc. *	203	3,536
W.W. Grainger, Inc.	266	93,105
Watsco, Inc.	737	165,191
Westinghouse Air Brake Technologies Corp.	4,087	242,359
Woodward, Inc.	1,249	99,358
Xylem, Inc.	4,034	351,523
		31,030,179

Commercial & Professional Services 0.8%
ADT, Inc.	3,506	23,104
Cintas Corp.	226	71,088
Clean Harbors, Inc. *	1,157	61,286
CoreLogic, Inc.	1,689	129,935
Dun & Bradstreet Holdings, Inc. *	1,008	26,047
Equifax, Inc.	701	95,756
FTI Consulting, Inc. *	819	80,639
IAA, Inc. *	2,295	129,874
IHS Markit Ltd.	4,074	329,464
ManpowerGroup, Inc.	1,301	88,299
MSA Safety, Inc.	635	83,769
Nielsen Holdings plc	8,004	108,134
Republic Services, Inc.	4,733	417,309
Robert Half International, Inc.	2,506	127,029
Rollins, Inc.	416	24,066
Stericycle, Inc. *	2,053	127,902
TransUnion	380	30,271
Waste Management, Inc.	8,302	895,869
		2,849,841

Consumer Durables & Apparel 1.4%
Brunswick Corp.	1,776	113,149
Capri Holdings Ltd. *	3,179	67,458
Carter's, Inc.	962	78,355
Columbia Sportswear Co.	647	48,260
D.R. Horton, Inc.	7,461	498,469
Garmin Ltd.	3,374	350,963
Security	Number of Shares	Value ($)
Hanesbrands, Inc.	7,786	125,121
Hasbro, Inc.	2,872	237,572
Leggett & Platt, Inc.	2,962	123,604
Lennar Corp., Class A	6,102	428,543
Lennar Corp., Class B	353	20,082
Mattel, Inc. *	3,136	43,183
Mohawk Industries, Inc. *	1,303	134,457
Newell Brands, Inc.	8,613	152,106
NVR, Inc. *	68	268,810
Peloton Interactive, Inc., Class A *	1,660	182,949
Polaris, Inc.	1,173	106,579
PulteGroup, Inc.	6,039	246,150
PVH Corp.	1,572	91,632
Ralph Lauren Corp.	1,063	71,061
Skechers U.S.A., Inc., Class A *	3,004	95,257
Tapestry, Inc.	6,192	137,648
Tempur Sealy International, Inc. *	275	24,475
Toll Brothers, Inc.	2,597	109,801
Under Armour, Inc., Class A *	4,223	58,446
Under Armour, Inc., Class C *	4,418	54,032
VF Corp.	6,863	461,194
Whirlpool Corp.	1,377	254,690
		4,584,046

Consumer Services 2.7%
Aramark	5,178	143,638
Bright Horizons Family Solutions, Inc. *	414	65,433
Carnival Corp.	10,665	146,217
Choice Hotels International, Inc.	780	68,133
Darden Restaurants, Inc.	2,935	269,785
Dunkin' Brands Group, Inc.	272	27,121
Extended Stay America, Inc.	3,965	45,003
frontdoor, Inc. *	1,599	63,352
Graham Holdings Co., Class B	89	33,850
Grand Canyon Education, Inc. *	1,050	82,289
H&R Block, Inc.	1,288	22,231
Hilton Worldwide Holdings, Inc.	6,160	540,910
Hyatt Hotels Corp., Class A	785	43,285
Las Vegas Sands Corp.	4,305	206,898
Marriott International, Inc., Class A	6,065	563,317
McDonald's Corp.	14,411	3,069,543
MGM Resorts International	10,581	217,651
Norwegian Cruise Line Holdings Ltd. *	6,196	103,039
Planet Fitness, Inc., Class A *	778	46,112
Royal Caribbean Cruises Ltd.	3,952	222,972
Service Corp. International	3,895	180,377
Six Flags Entertainment Corp.	1,716	37,100
Starbucks Corp.	11,169	971,256
Terminix Global Holdings, Inc. *	2,972	139,952
Vail Resorts, Inc.	831	192,825
Wyndham Destinations, Inc.	1,882	61,410
Wyndham Hotels & Resorts, Inc.	2,055	95,578
Wynn Resorts Ltd.	1,654	119,799
Yum China Holdings, Inc.	8,412	447,771
Yum! Brands, Inc.	6,290	587,046
		8,813,893

Diversified Financials 8.0%
Affiliated Managers Group, Inc.	1,056	79,591
AGNC Investment Corp.	12,579	175,729
Ally Financial, Inc.	8,435	225,046
American Express Co.	14,766	1,347,250
Ameriprise Financial, Inc.	2,719	437,297
Annaly Capital Management, Inc.	31,717	224,874
Apollo Global Management, Inc.	1,938	71,435
Berkshire Hathaway, Inc., Class B *	43,277	8,737,626

64
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Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
BlackRock, Inc.	3,324	1,991,774
Capital One Financial Corp.	10,216	746,585
Cboe Global Markets, Inc.	1,940	157,703
CME Group, Inc.	8,014	1,207,870
Credit Acceptance Corp. *	208	62,009
Discover Financial Services	6,914	449,479
Eaton Vance Corp.	2,491	148,937
Equitable Holdings, Inc.	9,216	198,052
Evercore, Inc., Class A	885	70,393
Franklin Resources, Inc.	6,091	114,206
Interactive Brokers Group, Inc., Class A	1,656	78,776
Intercontinental Exchange, Inc.	7,898	745,571
Invesco Ltd.	8,481	111,186
Jefferies Financial Group, Inc.	5,093	99,364
KKR & Co., Inc.	12,019	410,449
Lazard Ltd., Class A	2,266	76,296
LendingTree, Inc. *	9	2,912
LPL Financial Holdings, Inc.	1,626	129,966
Morgan Stanley	30,120	1,450,278
Morningstar, Inc.	78	14,850
Nasdaq, Inc.	2,580	312,154
New Residential Investment Corp.	9,323	69,923
Northern Trust Corp.	4,333	339,144
OneMain Holdings, Inc.	1,461	50,974
Raymond James Financial, Inc.	2,775	212,121
S&P Global, Inc.	2,229	719,365
Santander Consumer USA Holdings, Inc.	1,695	34,476
SEI Investments Co.	2,599	127,741
SLM Corp.	6,455	59,321
Starwood Property Trust, Inc.	6,138	85,748
State Street Corp.	7,941	467,725
Synchrony Financial	13,151	329,038
T. Rowe Price Group, Inc.	3,807	482,195
The Bank of New York Mellon Corp.	18,020	619,167
The Carlyle Group, Inc.	2,382	59,359
The Charles Schwab Corp. (a)	32,350	1,329,909
The Goldman Sachs Group, Inc.	7,481	1,414,208
Tradeweb Markets, Inc., Class A	277	15,091
Virtu Financial, Inc., Class A	151	3,228
Voya Financial, Inc.	2,825	135,402
		26,431,793

Energy 3.9%
Antero Midstream Corp.	6,381	36,563
Apache Corp.	8,506	70,600
Baker Hughes Co.	14,829	219,024
Cabot Oil & Gas Corp.	8,879	157,957
Chevron Corp.	43,505	3,023,598
Cimarex Energy Co.	2,249	57,057
Concho Resources, Inc.	4,403	182,769
ConocoPhillips	24,256	694,207
Continental Resources, Inc.	1,681	20,222
Devon Energy Corp.	8,614	76,923
Diamondback Energy, Inc.	3,549	92,132
EOG Resources, Inc.	13,147	450,153
EQT Corp.	5,721	86,616
Equitrans Midstream Corp.	8,319	60,396
Exxon Mobil Corp.	95,600	3,118,472
Halliburton Co.	19,771	238,438
Helmerich & Payne, Inc.	2,344	34,855
Hess Corp.	6,201	230,801
HollyFrontier Corp.	3,373	62,434
Kinder Morgan, Inc.	43,894	522,339
Marathon Oil Corp.	17,805	70,508
Marathon Petroleum Corp.	14,601	430,730
Murphy Oil Corp.	3,256	25,136
National Oilwell Varco, Inc.	8,727	73,307
Security	Number of Shares	Value ($)
Occidental Petroleum Corp.	18,871	172,292
ONEOK, Inc.	9,908	287,332
Parsley Energy, Inc., Class A	6,795	68,018
Phillips 66	9,848	459,508
Pioneer Natural Resources Co.	3,703	294,611
Schlumberger N.V.	31,344	468,279
Targa Resources Corp.	5,202	83,492
The Williams Cos., Inc.	27,427	526,324
Valero Energy Corp.	9,197	355,096
WPX Energy, Inc. *	9,029	41,624
		12,791,813

Food & Staples Retailing 1.9%
Albertsons Cos., Inc., Class A *	668	9,813
Casey's General Stores, Inc.	826	139,239
Costco Wholesale Corp.	1,167	417,343
Grocery Outlet Holding Corp. *	728	32,047
Sprouts Farmers Market, Inc. *	416	7,925
Sysco Corp.	3,158	174,669
The Kroger Co.	17,469	562,676
U.S. Foods Holding Corp. *	4,928	102,995
Walgreens Boots Alliance, Inc.	16,348	556,486
Walmart, Inc.	31,479	4,367,711
		6,370,904

Food, Beverage & Tobacco 4.1%
Altria Group, Inc.	23,691	854,771
Archer-Daniels-Midland Co.	12,500	578,000
Beyond Meat, Inc. *	234	33,329
Brown-Forman Corp., Class A	150	9,412
Brown-Forman Corp., Class B	593	41,338
Bunge Ltd.	3,058	173,480
Campbell Soup Co.	1,984	92,593
Conagra Brands, Inc.	10,995	385,815
Constellation Brands, Inc., Class A	3,600	594,828
Flowers Foods, Inc.	4,378	103,233
General Mills, Inc.	13,698	809,826
Hormel Foods Corp.	6,291	306,309
Ingredion, Inc.	1,511	107,115
Kellogg Co.	3,729	234,517
Keurig Dr Pepper, Inc.	8,749	235,348
Lamb Weston Holdings, Inc.	2,548	161,671
McCormick & Co., Inc. - Non Voting Shares	1,235	222,930
Molson Coors Beverage Co., Class B	3,924	138,360
Mondelez International, Inc., Class A	31,888	1,693,891
PepsiCo, Inc.	8,333	1,110,706
Philip Morris International, Inc.	35,145	2,495,998
Pilgrim's Pride Corp. *	816	13,660
Post Holdings, Inc. *	1,435	123,266
Seaboard Corp.	6	20,670
The Coca-Cola Co.	36,057	1,732,899
The Hain Celestial Group, Inc. *	1,832	56,334
The Hershey Co.	757	104,057
The JM Smucker Co.	2,491	279,490
The Kraft Heinz Co.	14,609	446,889
TreeHouse Foods, Inc. *	1,251	48,589
Tyson Foods, Inc., Class A	6,486	371,194
		13,580,518

Health Care Equipment & Services 7.2%
Abbott Laboratories	24,051	2,528,001
Acadia Healthcare Co., Inc. *	1,975	70,409
AmerisourceBergen Corp.	1,717	164,952
Anthem, Inc.	4,234	1,155,035
Baxter International, Inc.	6,680	518,168

65
Schwab Equity Index Funds  |  Annual Report
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Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Becton, Dickinson & Co.	6,231	1,440,171
Boston Scientific Corp. *	32,270	1,105,893
Centene Corp. *	9,139	540,115
Change Healthcare, Inc. *	1,443	20,418
Cigna Corp.	5,966	996,143
CVS Health Corp.	29,522	1,655,889
Danaher Corp.	14,140	3,245,696
DaVita, Inc. *	1,554	134,032
DENTSPLY SIRONA, Inc.	4,933	232,788
Encompass Health Corp.	1,228	75,289
Envista Holdings Corp. *	3,578	94,531
Globus Medical, Inc., Class A *	1,662	86,623
Haemonetics Corp. *	75	7,582
HCA Healthcare, Inc.	2,882	357,195
Henry Schein, Inc. *	3,222	204,855
Hill-Rom Holdings, Inc.	1,328	120,941
Hologic, Inc. *	1,742	119,884
Humana, Inc.	1,847	737,470
ICU Medical, Inc. *	319	56,715
Integra LifeSciences Holdings Corp. *	1,606	70,825
Laboratory Corp. of America Holdings *	2,067	412,925
McKesson Corp.	926	136,576
Medtronic plc	30,300	3,047,271
Molina Healthcare, Inc. *	433	80,741
Oak Street Health, Inc. *	193	9,185
Premier, Inc., Class A	1,382	45,233
Quest Diagnostics, Inc.	3,014	368,130
STERIS plc	1,795	318,056
Stryker Corp.	5,273	1,065,199
Tandem Diabetes Care, Inc. *	143	15,587
Teladoc Health, Inc. *	158	31,041
Teleflex, Inc.	387	123,155
The Cooper Cos., Inc.	966	308,202
UnitedHealth Group, Inc.	3,581	1,092,706
Universal Health Services, Inc., Class B	1,666	182,510
Varian Medical Systems, Inc. *	1,789	309,139
Zimmer Biomet Holdings, Inc.	4,674	617,435
		23,902,711

Household & Personal Products 2.2%
Colgate-Palmolive Co.	19,030	1,501,277
Coty, Inc., Class A	6,475	18,778
Energizer Holdings, Inc.	287	11,293
Herbalife Nutrition Ltd. *	1,755	79,221
Kimberly-Clark Corp.	7,668	1,016,700
Nu Skin Enterprises, Inc., Class A	1,152	56,851
Reynolds Consumer Products, Inc.	801	22,620
Spectrum Brands Holdings, Inc.	952	54,140
The Clorox Co.	831	172,225
The Estee Lauder Cos., Inc., Class A	528	115,980
The Procter & Gamble Co.	30,437	4,172,913
		7,221,998

Insurance 3.4%
Aflac, Inc.	16,019	543,845
Alleghany Corp.	283	154,781
American Financial Group, Inc.	1,630	122,152
American International Group, Inc.	19,458	612,732
American National Group, Inc.	165	11,352
Arch Capital Group Ltd. *	8,880	268,265
Arthur J. Gallagher & Co.	4,243	440,042
Assurant, Inc.	1,350	167,899
Assured Guaranty Ltd.	1,797	45,877
Athene Holding Ltd., Class A *	2,594	83,216
Axis Capital Holdings Ltd.	1,694	72,317
Brighthouse Financial, Inc. *	2,115	70,007
Security	Number of Shares	Value ($)
Brown & Brown, Inc.	5,025	218,638
Chubb Ltd.	10,149	1,318,457
Cincinnati Financial Corp.	3,383	239,313
CNA Financial Corp.	630	18,768
Erie Indemnity Co., Class A	242	56,355
Everest Re Group Ltd.	887	174,810
Fidelity National Financial, Inc.	6,210	194,311
First American Financial Corp.	2,437	108,666
Globe Life, Inc.	2,371	192,264
GoHealth, Inc., Class A *	864	8,951
Kemper Corp.	1,394	85,954
Lemonade, Inc. *	291	14,634
Lincoln National Corp.	3,791	133,064
Loews Corp.	5,413	187,723
Markel Corp. *	305	284,504
Marsh & McLennan Cos., Inc.	2,551	263,926
Mercury General Corp.	613	24,955
MetLife, Inc.	17,359	657,038
Old Republic International Corp.	6,368	103,671
Primerica, Inc.	339	37,371
Principal Financial Group, Inc.	6,148	241,125
Prudential Financial, Inc.	8,928	571,571
Reinsurance Group of America, Inc.	1,534	154,965
RenaissanceRe Holdings Ltd.	756	122,260
The Allstate Corp.	7,073	627,729
The Hanover Insurance Group, Inc.	851	81,407
The Hartford Financial Services Group, Inc.	8,064	310,625
The Progressive Corp.	9,395	863,400
The Travelers Cos., Inc.	5,704	688,530
Unum Group	4,568	80,671
W.R. Berkley Corp.	3,147	189,198
White Mountains Insurance Group Ltd.	68	61,766
Willis Towers Watson plc	2,901	529,374
		11,438,479

Materials 4.8%
Air Products & Chemicals, Inc.	4,352	1,202,196
Albemarle Corp.	2,384	222,213
Amcor plc	30,155	314,517
AptarGroup, Inc.	1,456	166,115
Ardagh Group S.A.	414	6,823
Ashland Global Holdings, Inc.	1,244	86,794
Avery Dennison Corp.	1,100	152,229
Axalta Coating Systems Ltd. *	4,730	118,770
Ball Corp.	459	40,851
Berry Global Group, Inc. *	1,968	91,768
Cabot Corp.	1,248	47,436
Celanese Corp.	2,662	302,164
CF Industries Holdings, Inc.	4,839	133,605
Corteva, Inc.	16,919	557,989
Crown Holdings, Inc. *	2,627	225,397
Dow, Inc.	16,751	762,003
DuPont de Nemours, Inc.	16,594	943,867
Eagle Materials, Inc.	927	79,027
Eastman Chemical Co.	3,070	248,179
Ecolab, Inc.	4,504	826,889
Element Solutions, Inc. *	4,877	57,158
FMC Corp.	2,351	241,542
Freeport-McMoRan, Inc.	32,715	567,278
Graphic Packaging Holding Co.	4,890	64,988
Huntsman Corp.	4,494	109,159
International Flavors & Fragrances, Inc. (b)	2,413	247,719
International Paper Co.	8,878	388,412
Linde plc	11,863	2,613,893
LyondellBasell Industries N.V., Class A	5,786	396,052
Martin Marietta Materials, Inc.	1,402	373,423
NewMarket Corp.	26	9,300

66
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Newmont Corp.	18,127	1,139,101
Nucor Corp.	6,796	324,577
Olin Corp.	3,205	53,043
Packaging Corp. of America	2,114	242,032
PPG Industries, Inc.	5,321	690,240
Reliance Steel & Aluminum Co.	1,424	155,202
Royal Gold, Inc.	419	49,781
RPM International, Inc.	471	39,879
Sealed Air Corp.	3,486	138,011
Silgan Holdings, Inc.	1,768	60,908
Sonoco Products Co.	2,252	110,100
Southern Copper Corp.	1,852	96,934
Steel Dynamics, Inc.	4,553	143,328
The Chemours Co.	3,663	73,773
The Mosaic Co.	7,832	144,892
The Scotts Miracle-Gro Co.	57	8,553
Valvoline, Inc.	4,165	81,925
Vulcan Materials Co.	2,981	431,768
W.R. Grace & Co.	811	35,270
Westlake Chemical Corp.	762	51,526
WestRock Co.	5,796	217,640
		15,886,239

Media & Entertainment 6.0%
Activision Blizzard, Inc.	10,430	789,864
Alphabet, Inc., Class A *	1,519	2,454,871
Alphabet, Inc., Class C *	1,499	2,429,894
Charter Communications, Inc., Class A *	328	198,053
Comcast Corp., Class A	102,351	4,323,306
Discovery, Inc., Class A *	3,508	71,002
Discovery, Inc., Class C *	7,355	134,744
DISH Network Corp., Class A *	5,564	141,826
Electronic Arts, Inc. *	5,545	664,457
Fox Corp., Class A	7,660	203,143
Fox Corp., Class B	3,589	93,817
John Wiley & Sons, Inc., Class A	971	30,062
Liberty Broadband Corp., Class A *	564	79,270
Liberty Broadband Corp., Class C *	2,360	334,436
Liberty Media Corp. - Liberty Formula One, Class A *	564	18,781
Liberty Media Corp. - Liberty Formula One, Class C *	4,446	160,634
Liberty Media Corp. - Liberty SiriusXM, Class A *	1,677	57,974
Liberty Media Corp. - Liberty SiriusXM, Class C *	3,460	119,716
Lions Gate Entertainment Corp., Class A *	1,234	8,268
Lions Gate Entertainment Corp., Class B *	2,672	16,753
Madison Square Garden Entertainment Corp. *	418	27,170
Madison Square Garden Sports Corp. *	422	59,772
News Corp., Class A	8,745	114,822
News Corp., Class B	2,734	35,597
Nexstar Media Group, Inc., Class A	327	26,945
Omnicom Group, Inc.	4,814	227,221
Pinterest, Inc., Class A *	1,535	90,488
Sirius XM Holdings, Inc.	10,595	60,709
Take-Two Interactive Software, Inc. *	190	29,435
The Interpublic Group of Cos., Inc.	8,821	159,572
The New York Times Co., Class A	3,654	144,918
The Walt Disney Co.	40,824	4,949,910
TripAdvisor, Inc.	2,255	43,093
Twitter, Inc. *	17,354	717,761
ViacomCBS, Inc., Class B	12,492	356,896
Zillow Group, Inc., Class A *	1,151	102,819
Security	Number of Shares	Value ($)
Zillow Group, Inc., Class C *	2,819	249,820
Zynga, Inc., Class A *	3,529	31,726
		19,759,545

Pharmaceuticals, Biotechnology & Life Sciences 6.9%
AbbVie, Inc.	2,395	203,815
Acceleron Pharma, Inc. *	62	6,484
Agilent Technologies, Inc.	6,378	651,130
Agios Pharmaceuticals, Inc. *	1,253	50,208
Alexion Pharmaceuticals, Inc. *	4,060	467,468
Alkermes plc *	3,555	57,769
Berkeley Lights, Inc. *	99	7,184
Bio-Rad Laboratories, Inc., Class A *	476	279,136
Bio-Techne Corp.	51	12,873
Biogen, Inc. *	2,483	625,890
BioMarin Pharmaceutical, Inc. *	379	28,209
Bluebird Bio, Inc. *	834	43,126
Bristol-Myers Squibb Co.	32,574	1,903,950
Bruker Corp.	1,338	56,919
Catalent, Inc. *	3,672	322,291
Charles River Laboratories International, Inc. *	125	28,463
Elanco Animal Health, Inc. *	9,021	279,741
Exact Sciences Corp. *	441	54,609
Exelixis, Inc. *	4,349	89,068
Gilead Sciences, Inc.	28,364	1,649,367
Horizon Therapeutics plc *	328	24,577
Ionis Pharmaceuticals, Inc. *	1,495	70,190
IQVIA Holdings, Inc. *	2,664	410,229
Jazz Pharmaceuticals plc *	1,224	176,378
Johnson & Johnson	51,580	7,072,134
Merck & Co., Inc.	7,187	540,534
Mettler-Toledo International, Inc. *	32	31,933
Mylan N.V. *	11,668	169,653
Nektar Therapeutics *	3,911	61,950
PerkinElmer, Inc.	2,023	262,080
Perrigo Co., plc	3,066	134,505
Pfizer, Inc.	125,613	4,456,749
PPD, Inc. *	551	18,117
PRA Health Sciences, Inc. *	211	20,560
QIAGEN N.V. *	5,086	241,280
Reata Pharmaceuticals, Inc., Class A *	56	6,536
Royalty Pharma plc, Class A	1,325	48,628
Sage Therapeutics, Inc. *	1,064	78,076
Syneos Health, Inc. *	1,382	73,357
Thermo Fisher Scientific, Inc.	3,684	1,742,974
United Therapeutics Corp. *	976	131,008
Waters Corp. *	1,281	285,432
Zoetis, Inc.	1,015	160,928
		23,035,508

Real Estate 4.5%
Alexandria Real Estate Equities, Inc.	2,824	427,893
American Campus Communities, Inc.	3,076	115,227
American Homes 4 Rent, Class A	5,830	164,814
Americold Realty Trust	4,116	149,123
Apartment Investment & Management Co., Class A	3,332	106,291
Apple Hospitality REIT, Inc.	4,710	46,629
AvalonBay Communities, Inc.	3,175	441,738
Boston Properties, Inc.	3,512	254,304
Brandywine Realty Trust	3,786	33,165
Brixmor Property Group, Inc.	6,661	73,005
Brookfield Property REIT, Inc., Class A (b)	148	2,183
Camden Property Trust	2,134	196,840
CBRE Group, Inc., Class A *	7,528	379,411
CoreSite Realty Corp.	294	35,092

67
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Corporate Office Properties Trust	2,530	56,748
Cousins Properties, Inc.	3,328	84,797
Crown Castle International Corp.	628	98,094
CubeSmart	4,338	147,188
CyrusOne, Inc.	2,641	187,643
Digital Realty Trust, Inc.	6,031	870,273
Douglas Emmett, Inc.	3,745	88,382
Duke Realty Corp.	8,312	315,773
Empire State Realty Trust, Inc., Class A	3,290	17,700
EPR Properties	1,669	39,789
Equity Commonwealth	2,621	69,247
Equity LifeStyle Properties, Inc.	2,309	136,670
Equity Residential	8,294	389,652
Essex Property Trust, Inc.	1,472	301,157
Extra Space Storage, Inc.	839	97,282
Federal Realty Investment Trust	1,691	116,307
First Industrial Realty Trust, Inc.	2,846	113,299
Gaming & Leisure Properties, Inc.	4,682	170,191
Healthcare Trust of America, Inc., Class A	4,894	118,924
Healthpeak Properties, Inc.	12,175	328,360
Highwoods Properties, Inc.	2,316	68,947
Host Hotels & Resorts, Inc.	15,833	165,930
Hudson Pacific Properties, Inc.	3,379	65,080
Invitation Homes, Inc.	12,628	344,239
Iron Mountain, Inc.	2,658	69,267
JBG SMITH Properties	2,743	64,049
Jones Lang LaSalle, Inc.	1,156	130,466
Kilroy Realty Corp.	2,583	121,608
Kimco Realty Corp.	9,272	95,131
Lamar Advertising Co., Class A	1,931	119,645
Life Storage, Inc.	1,046	119,401
Medical Properties Trust, Inc.	11,745	209,296
Mid-America Apartment Communities, Inc.	2,569	299,622
National Retail Properties, Inc.	3,847	123,142
Omega Healthcare Investors, Inc.	5,103	147,017
Outfront Media, Inc.	3,271	42,883
Paramount Group, Inc.	4,250	24,565
Park Hotels & Resorts, Inc.	5,386	53,483
Prologis, Inc.	16,623	1,649,002
Public Storage	1,182	270,761
Rayonier, Inc.	2,959	75,099
Realty Income Corp.	7,760	448,994
Regency Centers Corp.	3,783	134,637
Rexford Industrial Realty, Inc.	2,777	129,019
SBA Communications Corp.	2,158	626,618
Simon Property Group, Inc.	1,457	91,514
SL Green Realty Corp.	1,641	70,251
Spirit Realty Capital, Inc.	2,312	69,476
STORE Capital Corp.	5,235	134,540
Sun Communities, Inc.	2,180	300,033
Taubman Centers, Inc.	1,350	45,117
The Howard Hughes Corp. *	875	54,416
UDR, Inc.	6,611	206,528
Ventas, Inc.	8,421	332,377
VEREIT, Inc.	24,472	151,726
VICI Properties, Inc.	12,086	277,374
Vornado Realty Trust	3,943	121,168
Weingarten Realty Investors	2,720	43,139
Welltower, Inc.	9,434	507,266
Weyerhaeuser Co.	16,855	459,973
WP Carey, Inc.	3,871	242,363
		14,878,353

Retailing 2.7%
Advance Auto Parts, Inc.	1,503	221,362
AutoNation, Inc. *	1,299	73,692
AutoZone, Inc. *	216	243,860
Security	Number of Shares	Value ($)
Best Buy Co., Inc.	4,219	470,630
Burlington Stores, Inc. *	155	30,005
CarMax, Inc. *	3,397	293,637
Dick's Sporting Goods, Inc.	1,383	78,347
Dollar Tree, Inc. *	2,767	249,915
eBay, Inc.	1,294	61,633
Expedia Group, Inc.	2,710	255,147
Foot Locker, Inc.	2,319	85,525
Genuine Parts Co.	3,172	286,844
GrubHub, Inc. *	1,869	138,231
Kohl's Corp.	3,551	75,601
L Brands, Inc.	5,143	164,627
LKQ Corp. *	6,843	218,908
Nordstrom, Inc.	2,453	29,681
Ollie's Bargain Outlet Holdings, Inc. *	137	11,931
Penske Automotive Group, Inc.	715	36,579
Qurate Retail, Inc. Class A	8,655	58,594
Ross Stores, Inc.	1,499	127,670
Target Corp.	11,289	1,718,412
The Gap, Inc.	4,093	79,609
The Home Depot, Inc.	12,134	3,236,259
The TJX Cos., Inc.	5,151	261,671
Tiffany & Co.	2,732	357,455
Ulta Beauty, Inc. *	85	17,575
Vroom, Inc. *	122	5,014
Wayfair, Inc., Class A *	130	32,244
Williams-Sonoma, Inc.	1,444	131,707
		9,052,365

Semiconductors & Semiconductor Equipment 3.2%
Advanced Micro Devices, Inc. *	1,838	138,383
Analog Devices, Inc.	7,303	865,625
Broadcom, Inc.	457	159,781
Cirrus Logic, Inc. *	1,315	90,564
Cree, Inc. *	2,428	154,421
Entegris, Inc.	192	14,356
First Solar, Inc. *	2,060	179,313
Intel Corp.	95,750	4,239,810
Marvell Technology Group Ltd.	14,873	557,886
Maxim Integrated Products, Inc.	4,005	278,948
Microchip Technology, Inc.	1,370	143,960
Micron Technology, Inc. *	25,119	1,264,490
MKS Instruments, Inc.	303	32,842
ON Semiconductor Corp. *	9,173	230,151
Qorvo, Inc. *	2,571	327,442
Skyworks Solutions, Inc.	3,764	531,815
Texas Instruments, Inc.	10,410	1,505,182
		10,714,969

Software & Services 3.3%
2U, Inc. *	1,026	37,808
Akamai Technologies, Inc. *	633	60,211
Alliance Data Systems Corp.	1,051	54,169
Amdocs Ltd.	3,005	169,422
Aspen Technology, Inc. *	103	11,310
Autodesk, Inc. *	1,655	389,819
Automatic Data Processing, Inc.	1,364	215,457
BigCommerce Holdings, Inc. *	36	2,642
CACI International, Inc., Class A *	467	97,384
CDK Global, Inc.	2,391	103,052
Ceridian HCM Holding, Inc. *	729	62,854
Citrix Systems, Inc.	2,024	229,259
Cognizant Technology Solutions Corp., Class A	11,330	809,189
Crowdstrike Holdings, Inc., Class A *	935	115,790
Duck Creek Technologies, Inc. *	60	2,602

68
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
DXC Technology Co.	5,689	104,791
Euronet Worldwide, Inc. *	1,131	100,478
Fidelity National Information Services, Inc.	13,945	1,737,408
FireEye, Inc. *	3,841	53,159
Fiserv, Inc. *	8,886	848,346
Genpact Ltd.	2,573	88,434
Global Payments, Inc.	6,722	1,060,328
Guidewire Software, Inc. *	1,525	146,568
International Business Machines Corp.	20,068	2,240,793
Jack Henry & Associates, Inc.	374	55,446
Jamf Holding Corp. *	235	7,661
Leidos Holdings, Inc.	2,732	226,756
Manhattan Associates, Inc. *	153	13,082
nCino, Inc. *	55	3,879
Nuance Communications, Inc. *	6,347	202,533
Oracle Corp.	5,195	291,491
Paychex, Inc.	1,515	124,609
Pegasystems, Inc.	89	10,313
RealPage, Inc. *	249	13,867
Sabre Corp.	6,167	40,209
salesforce.com, Inc. *	1,429	331,914
Science Applications International Corp.	1,134	86,604
SolarWinds Corp. *	1,045	21,349
SS&C Technologies Holdings, Inc.	4,018	237,946
Synopsys, Inc. *	242	51,754
Teradata Corp. *	579	10,636
The Western Union Co.	7,419	144,225
Twilio, Inc., Class A *	519	144,785
VeriSign, Inc. *	941	179,449
WEX, Inc. *	908	114,907
		11,054,688

Technology Hardware & Equipment 2.7%
Amphenol Corp., Class A	2,654	299,477
Arista Networks, Inc. *	237	49,509
Arrow Electronics, Inc. *	1,727	134,516
Avnet, Inc.	2,203	54,348
Ciena Corp. *	3,430	135,108
Cisco Systems, Inc.	95,914	3,443,313
Coherent, Inc. *	94	11,763
CommScope Holding Co., Inc. *	4,073	36,250
Corning, Inc.	16,918	540,868
Dell Technologies, Inc., Class C *	5,336	321,547
Dolby Laboratories, Inc., Class A	1,248	93,700
EchoStar Corp., Class A *	1,079	24,990
F5 Networks, Inc. *	1,380	183,457
FLIR Systems, Inc.	2,940	101,989
Hewlett Packard Enterprise Co.	29,129	251,675
HP, Inc.	32,287	579,874
IPG Photonics Corp. *	748	139,098
Jabil, Inc.	2,680	88,815
Juniper Networks, Inc.	7,438	146,677
Keysight Technologies, Inc. *	2,803	293,951
Littelfuse, Inc.	530	104,908
Lumentum Holdings, Inc. *	1,506	124,531
Motorola Solutions, Inc.	3,445	544,517
National Instruments Corp.	2,897	90,618
NCR Corp. *	2,849	57,892
NetApp, Inc.	2,278	99,981
Pure Storage, Inc., Class A *	2,317	37,304
SYNNEX Corp.	933	122,820
Trimble, Inc. *	5,628	270,876
Ubiquiti, Inc.	36	6,682
ViaSat, Inc. *	1,341	45,460
Vontier Corp. *	2,684	77,138
Western Digital Corp.	6,773	255,545
Security	Number of Shares	Value ($)
Xerox Holdings Corp.	4,057	70,511
Zebra Technologies Corp., Class A *	101	28,648
		8,868,356

Telecommunication Services 3.5%
AT&T, Inc.	161,063	4,351,922
CenturyLink, Inc.	24,726	213,138
GCI Liberty, Inc., Class A *	2,227	180,899
T-Mobile US, Inc. *	12,419	1,360,750
Telephone & Data Systems, Inc.	2,261	38,437
United States Cellular Corp. *	323	9,406
Verizon Communications, Inc.	93,583	5,333,295
		11,487,847

Transportation 2.9%
Alaska Air Group, Inc.	2,688	101,848
AMERCO	200	69,432
American Airlines Group, Inc. (b)	11,413	128,739
C.H. Robinson Worldwide, Inc.	2,528	223,551
Copa Holdings S.A., Class A	704	34,693
CSX Corp.	17,226	1,359,820
Delta Air Lines, Inc.	14,394	441,032
Expeditors International of Washington, Inc.	1,442	127,430
FedEx Corp.	5,456	1,415,668
JB Hunt Transport Services, Inc.	1,384	168,488
JetBlue Airways Corp. *	6,186	74,046
Kansas City Southern	2,139	376,764
Kirby Corp. *	1,344	51,731
Knight-Swift Transportation Holdings, Inc.	2,809	106,714
Landstar System, Inc.	161	20,077
Lyft, Inc., Class A *	5,462	124,697
Macquarie Infrastructure Corp.	1,650	42,570
Norfolk Southern Corp.	5,781	1,208,923
Old Dominion Freight Line, Inc.	301	57,301
Ryder System, Inc.	1,177	57,979
Schneider National, Inc., Class B	1,324	29,207
Southwest Airlines Co.	13,300	525,749
Uber Technologies, Inc. *	7,181	239,917
Union Pacific Corp.	7,515	1,331,583
United Airlines Holdings, Inc. *	6,524	220,903
United Parcel Service, Inc., Class B	5,416	850,908
XPO Logistics, Inc. *	1,953	175,770
		9,565,540

Utilities 6.3%
Alliant Energy Corp.	5,641	311,834
Ameren Corp.	5,552	450,378
American Electric Power Co., Inc.	11,205	1,007,666
American Water Works Co., Inc.	4,085	614,833
Atmos Energy Corp.	2,742	251,359
Avangrid, Inc.	1,276	62,958
CenterPoint Energy, Inc.	11,379	240,438
CMS Energy Corp.	6,439	407,782
Consolidated Edison, Inc.	7,555	592,992
Dominion Energy, Inc.	18,933	1,521,077
DTE Energy Co.	4,333	534,779
Duke Energy Corp.	16,581	1,527,276
Edison International	8,068	452,131
Entergy Corp.	4,530	458,527
Essential Utilities, Inc.	5,052	208,142
Evergy, Inc.	5,112	282,182
Eversource Energy	7,742	675,644
Exelon Corp.	21,970	876,383
FirstEnergy Corp.	12,228	363,416
Hawaiian Electric Industries, Inc.	2,410	79,626

69
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
IDACORP, Inc.	1,134	99,486
MDU Resources Group, Inc.	4,477	106,374
National Fuel Gas Co.	1,957	78,202
NextEra Energy, Inc.	44,212	3,236,761
NiSource, Inc.	8,648	198,645
NRG Energy, Inc.	3,574	113,010
OGE Energy Corp.	4,494	138,280
PG&E Corp. *	29,260	279,726
Pinnacle West Capital Corp.	2,546	207,677
PPL Corp.	17,382	478,005
Public Service Enterprise Group, Inc.	11,397	662,736
Sempra Energy	6,540	819,854
The AES Corp.	14,935	291,233
The Southern Co.	23,843	1,369,780
UGI Corp.	4,666	150,898
Vistra Corp.	11,029	191,574
WEC Energy Group, Inc.	7,123	716,218
Xcel Energy, Inc.	11,851	829,926
		20,887,808
Total Common Stock
(Cost $308,297,025)		330,224,187

Other Investment Companies 0.4% of net assets

Equity Funds 0.1%
iShares Russell 1000 Value ETF	2,600	303,498

Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)	686,767	686,767

Securities Lending Collateral 0.1%
Wells Fargo Government Money Market Fund, Select Class 0.04% (c)	356,750	356,750
Total Other Investment Companies
(Cost $1,347,755)		1,347,015

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 1000 Index, e-mini, expires 12/18/20	21	1,204,245	(58,082)
S&P 500 Index, e-mini, expires 12/18/20	1	163,235	(342)
Net Unrealized Depreciation			(58,424)
*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $349,151.
(c)	The rate shown is the 7-day yield.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust
70
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.4% of net assets

Automobiles & Components 1.1%
Aptiv plc	16,414	1,583,787
BorgWarner, Inc.	14,941	522,636
Ford Motor Co.	239,016	1,847,594
Gentex Corp.	15,050	416,433
Harley-Davidson, Inc.	9,358	307,691
Lear Corp.	3,672	443,614
Thor Industries, Inc.	3,372	285,204
		5,406,959

Banks 2.7%
Associated Banc-Corp.	9,273	126,947
Bank of Hawaii Corp.	2,425	147,052
Bank OZK	7,461	184,884
BOK Financial Corp.	1,907	112,017
Citizens Financial Group, Inc.	26,119	711,743
Comerica, Inc.	8,544	388,837
Commerce Bancshares, Inc.	6,169	384,020
Cullen/Frost Bankers, Inc.	3,424	240,604
East West Bancorp, Inc.	8,606	313,947
F.N.B. Corp.	19,656	148,599
Fifth Third Bancorp	43,587	1,012,090
First Citizens BancShares, Inc., Class A	384	177,677
First Hawaiian, Inc.	7,970	137,562
First Horizon National Corp.	33,329	346,955
First Republic Bank	10,437	1,316,523
Huntington Bancshares, Inc.	61,908	646,319
KeyCorp	59,542	772,855
M&T Bank Corp.	7,848	812,896
MGIC Investment Corp.	20,592	207,156
New York Community Bancorp, Inc.	27,420	227,860
PacWest Bancorp	7,174	138,028
People's United Financial, Inc.	26,013	277,559
Pinnacle Financial Partners, Inc.	4,520	206,971
Popular, Inc.	5,057	213,405
Prosperity Bancshares, Inc.	5,487	302,389
Regions Financial Corp.	58,889	783,224
Signature Bank	3,194	257,884
Sterling Bancorp	11,885	159,021
SVB Financial Group *	3,150	915,705
Synovus Financial Corp.	8,956	232,856
TCF Financial Corp.	9,198	250,278
TFS Financial Corp.	2,928	45,999
Umpqua Holdings Corp.	13,364	167,852
Webster Financial Corp.	5,520	177,799
Western Alliance Bancorp	5,951	245,181
Wintrust Financial Corp.	3,519	173,240
Zions Bancorp NA	9,914	319,925
		13,283,859

Capital Goods 10.0%
A.O. Smith Corp.	8,138	420,653
Acuity Brands, Inc.	2,406	214,471
AECOM *	9,374	420,330
AGCO Corp.	3,781	291,250
Security	Number of Shares	Value ($)
Air Lease Corp.	6,516	177,496
Allegion plc	5,645	556,033
Allison Transmission Holdings, Inc.	6,893	249,182
AMETEK, Inc.	14,046	1,379,317
Armstrong World Industries, Inc.	2,900	173,710
Axon Enterprise, Inc. *	3,837	379,479
BWX Technologies, Inc.	5,828	320,598
Carlisle Cos., Inc.	3,315	410,629
Carrier Global Corp.	53,224	1,777,149
Colfax Corp. *	6,071	165,070
Crane Co.	2,970	150,728
Cummins, Inc.	9,034	1,986,486
Curtiss-Wright Corp.	2,539	214,190
Donaldson Co., Inc.	7,790	370,025
Dover Corp.	8,802	974,469
Fastenal Co.	35,088	1,516,854
Flowserve Corp.	7,944	231,329
Fortive Corp.	18,227	1,122,783
Fortune Brands Home & Security, Inc.	8,438	682,381
Gates Industrial Corp. plc *	2,685	29,804
Generac Holdings, Inc. *	3,743	786,591
Graco, Inc.	10,113	625,995
GrafTech International Ltd.	4,040	27,270
HD Supply Holdings, Inc. *	9,873	393,538
HEICO Corp.	2,736	287,417
HEICO Corp., Class A	4,763	445,341
Hexcel Corp.	5,075	169,911
Howmet Aerospace, Inc.	24,203	417,502
Hubbell, Inc.	3,309	481,493
Huntington Ingalls Industries, Inc.	2,429	358,229
IDEX Corp.	4,614	786,179
Ingersoll Rand, Inc. *	21,228	741,706
ITT, Inc.	5,310	321,308
Jacobs Engineering Group, Inc.	7,671	728,745
Johnson Controls International plc	45,656	1,927,140
Lennox International, Inc.	2,118	575,376
Lincoln Electric Holdings, Inc.	3,505	356,879
Masco Corp.	16,104	863,174
Mercury Systems, Inc. *	3,345	230,404
MSC Industrial Direct Co., Inc., Class A	2,731	190,241
Nordson Corp.	3,518	680,487
nVent Electric plc	9,497	171,421
Oshkosh Corp.	4,160	280,218
Otis Worldwide Corp.	25,009	1,532,552
Owens Corning	6,554	429,090
PACCAR, Inc.	20,786	1,774,709
Parker-Hannifin Corp.	7,845	1,634,584
Pentair plc	10,114	503,273
Quanta Services, Inc.	8,379	523,101
Regal Beloit Corp.	2,470	243,666
Rockwell Automation, Inc.	7,104	1,684,500
Sensata Technologies Holding plc *	9,463	413,628
Snap-on, Inc.	3,295	519,061
Spirit AeroSystems Holdings, Inc., Class A	6,453	117,380
Stanley Black & Decker, Inc.	9,449	1,570,424
Teledyne Technologies, Inc. *	2,220	686,313
Textron, Inc.	13,952	499,482
The AZEK Co., Inc. *	2,454	82,062
The Middleby Corp. *	3,383	336,744
The Timken Co.	3,879	231,576

71
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
The Toro Co.	6,546	537,427
Trane Technologies plc	14,641	1,943,593
TransDigm Group, Inc.	3,200	1,527,712
Trex Co., Inc. *	7,076	492,065
Trinity Industries, Inc.	5,537	104,317
United Rentals, Inc. *	4,411	786,437
Univar Solutions, Inc. *	10,202	169,251
Valmont Industries, Inc.	1,274	180,844
Vertiv Holdings Co. *	13,409	236,669
Virgin Galactic Holdings, Inc. *(a)	4,083	71,126
W.W. Grainger, Inc.	2,727	954,505
Watsco, Inc.	1,995	447,159
Westinghouse Air Brake Technologies Corp.	11,085	657,340
Woodward, Inc.	3,412	271,425
Xylem, Inc.	10,957	954,793
		48,177,789

Commercial & Professional Services 3.2%
ADT, Inc.	9,415	62,045
Cintas Corp.	5,409	1,701,401
Clean Harbors, Inc. *	3,152	166,961
Copart, Inc. *	12,447	1,373,651
CoreLogic, Inc.	4,850	373,111
CoStar Group, Inc. *	2,389	1,967,604
Dun & Bradstreet Holdings, Inc. *	5,236	135,298
Equifax, Inc.	7,412	1,012,479
FTI Consulting, Inc. *	2,197	216,317
IAA, Inc. *	8,231	465,792
IHS Markit Ltd.	24,325	1,967,163
ManpowerGroup, Inc.	3,544	240,531
MSA Safety, Inc.	2,228	293,918
Nielsen Holdings plc	21,851	295,207
Republic Services, Inc.	12,865	1,134,307
Robert Half International, Inc.	6,855	347,480
Rollins, Inc.	9,084	525,509
Stericycle, Inc. *	5,601	348,942
TransUnion	11,639	927,163
Verisk Analytics, Inc.	9,718	1,729,513
		15,284,392

Consumer Durables & Apparel 3.2%
Brunswick Corp.	4,849	308,930
Capri Holdings Ltd. *	8,733	185,314
Carter's, Inc.	2,639	214,947
Columbia Sportswear Co.	1,756	130,980
D.R. Horton, Inc.	20,258	1,353,437
Garmin Ltd.	9,165	953,343
Hanesbrands, Inc.	21,289	342,114
Hasbro, Inc.	7,791	644,472
Leggett & Platt, Inc.	8,059	336,302
Lennar Corp., Class A	16,585	1,164,765
Lennar Corp., Class B	957	54,444
Lululemon Athletica, Inc. *	6,963	2,223,216
Mattel, Inc. *	20,964	288,674
Mohawk Industries, Inc. *	3,567	368,079
Newell Brands, Inc.	23,544	415,787
NVR, Inc. *	205	810,383
Peloton Interactive, Inc., Class A *	5,990	660,158
Polaris, Inc.	3,569	324,279
PulteGroup, Inc.	16,385	667,853
PVH Corp.	4,319	251,754
Ralph Lauren Corp.	2,871	191,926
Skechers U.S.A., Inc., Class A *	8,175	259,229
Tapestry, Inc.	16,898	375,643
Tempur Sealy International, Inc. *	2,881	256,409
Toll Brothers, Inc.	7,104	300,357
Security	Number of Shares	Value ($)
Under Armour, Inc., Class A *	11,539	159,700
Under Armour, Inc., Class C *	12,058	147,469
VF Corp.	19,758	1,327,738
Whirlpool Corp.	3,737	691,196
		15,408,898

Consumer Services 3.0%
Aramark	14,007	388,554
Bright Horizons Family Solutions, Inc. *	3,668	579,728
Carnival Corp.	28,844	395,451
Chegg, Inc. *	7,418	544,778
Chipotle Mexican Grill, Inc. *	1,707	2,050,926
Choice Hotels International, Inc.	2,132	186,230
Darden Restaurants, Inc.	7,966	732,235
Domino's Pizza, Inc.	2,387	903,050
Dunkin' Brands Group, Inc.	5,030	501,541
Extended Stay America, Inc.	10,841	123,045
frontdoor, Inc. *	5,216	206,658
Graham Holdings Co., Class B	245	93,183
Grand Canyon Education, Inc. *	2,856	223,825
H&R Block, Inc.	11,778	203,288
Hilton Worldwide Holdings, Inc.	16,725	1,468,622
Hyatt Hotels Corp., Class A	2,133	117,614
MGM Resorts International	28,830	593,033
Norwegian Cruise Line Holdings Ltd. *	16,781	279,068
Planet Fitness, Inc., Class A *	4,925	291,905
Royal Caribbean Cruises Ltd.	10,757	606,910
Service Corp. International	10,549	488,524
Six Flags Entertainment Corp.	4,628	100,057
Terminix Global Holdings, Inc. *	8,119	382,324
The Wendy's Co.	10,977	239,848
Vail Resorts, Inc.	2,447	567,802
Wyndham Destinations, Inc.	5,180	169,024
Wyndham Hotels & Resorts, Inc.	5,628	261,758
Wynn Resorts Ltd.	5,997	434,363
Yum China Holdings, Inc.	24,544	1,306,477
		14,439,821

Diversified Financials 4.6%
Affiliated Managers Group, Inc.	2,818	212,393
AGNC Investment Corp.	34,054	475,734
Ally Financial, Inc.	22,898	610,919
Ameriprise Financial, Inc.	7,370	1,185,317
Annaly Capital Management, Inc.	86,043	610,045
Apollo Global Management, Inc.	10,447	385,076
Ares Management Corp., Class A	6,037	255,365
Cboe Global Markets, Inc.	6,706	545,131
Credit Acceptance Corp. *	599	178,574
Discover Financial Services	18,777	1,220,693
Eaton Vance Corp.	6,778	405,257
Equitable Holdings, Inc.	24,915	535,423
Evercore, Inc., Class A	2,426	192,964
FactSet Research Systems, Inc.	2,274	696,981
Franklin Resources, Inc.	16,626	311,737
Interactive Brokers Group, Inc., Class A	4,473	212,781
Invesco Ltd.	23,037	302,015
Jefferies Financial Group, Inc.	13,832	269,862
KKR & Co., Inc.	32,642	1,114,724
Lazard Ltd., Class A	6,167	207,643
LendingTree, Inc. *	480	155,323
LPL Financial Holdings, Inc.	4,810	384,463
MarketAxess Holdings, Inc.	2,259	1,217,262
Morningstar, Inc.	1,328	252,825
MSCI, Inc.	4,990	1,745,702
Nasdaq, Inc.	7,009	848,019
New Residential Investment Corp.	25,412	190,590

72
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Northern Trust Corp.	11,769	921,160
OneMain Holdings, Inc.	3,955	137,990
Raymond James Financial, Inc.	7,519	574,752
Santander Consumer USA Holdings, Inc.	4,527	92,079
SEI Investments Co.	7,068	347,392
SLM Corp.	23,057	211,894
Starwood Property Trust, Inc.	16,719	233,564
State Street Corp.	21,573	1,270,650
Synchrony Financial	35,734	894,065
T. Rowe Price Group, Inc.	13,864	1,756,014
The Carlyle Group, Inc.	7,139	177,904
Tradeweb Markets, Inc., Class A	5,146	280,354
Virtu Financial, Inc., Class A	3,861	82,548
Voya Financial, Inc.	7,701	369,109
		22,072,293

Energy 2.2%
Antero Midstream Corp.	17,700	101,421
Apache Corp.	23,223	192,751
Baker Hughes Co.	40,224	594,108
Cabot Oil & Gas Corp.	23,968	426,391
Cheniere Energy, Inc. *	14,166	678,126
Cimarex Energy Co.	6,118	155,214
Concho Resources, Inc.	11,951	496,086
Continental Resources, Inc.	4,581	55,109
Devon Energy Corp.	23,389	208,864
Diamondback Energy, Inc.	9,678	251,241
EQT Corp.	15,691	237,562
Equitrans Midstream Corp.	24,912	180,861
Halliburton Co.	53,643	646,935
Helmerich & Payne, Inc.	6,395	95,094
Hess Corp.	16,814	625,817
HollyFrontier Corp.	9,138	169,144
Marathon Oil Corp.	48,480	191,981
Marathon Petroleum Corp.	39,654	1,169,793
Murphy Oil Corp.	8,919	68,855
National Oilwell Varco, Inc.	23,652	198,677
Occidental Petroleum Corp.	51,467	469,894
ONEOK, Inc.	26,870	779,230
Parsley Energy, Inc., Class A	18,500	185,185
Pioneer Natural Resources Co.	10,054	799,896
Targa Resources Corp.	14,127	226,738
The Williams Cos., Inc.	74,503	1,429,712
WPX Energy, Inc. *	24,794	114,300
		10,748,985

Food & Staples Retailing 0.5%
Albertsons Cos., Inc., Class A *(a)	2,809	41,264
Casey's General Stores, Inc.	2,259	380,800
Grocery Outlet Holding Corp. *	4,318	190,078
Sprouts Farmers Market, Inc. *	7,213	137,408
The Kroger Co.	47,452	1,528,429
U.S. Foods Holding Corp. *	13,498	282,108
		2,560,087

Food, Beverage & Tobacco 2.9%
Archer-Daniels-Midland Co.	33,946	1,569,663
Beyond Meat, Inc. *	3,156	449,509
Brown-Forman Corp., Class A	2,766	173,567
Brown-Forman Corp., Class B	11,066	771,411
Bunge Ltd.	8,319	471,937
Campbell Soup Co.	10,751	501,749
Conagra Brands, Inc.	29,869	1,048,103
Flowers Foods, Inc.	11,941	281,569
Hormel Foods Corp.	17,092	832,209
Security	Number of Shares	Value ($)
Ingredion, Inc.	4,119	291,996
Kellogg Co.	15,375	966,934
Lamb Weston Holdings, Inc.	8,936	566,989
McCormick & Co., Inc. - Non Voting Shares	7,597	1,371,334
Molson Coors Beverage Co., Class B	10,705	377,458
Pilgrim's Pride Corp. *	3,176	53,166
Post Holdings, Inc. *	3,910	335,869
Seaboard Corp.	16	55,120
The Boston Beer Co., Inc., Class A *	545	566,353
The Hain Celestial Group, Inc. *	4,954	152,336
The Hershey Co.	9,037	1,242,226
The JM Smucker Co.	6,765	759,033
TreeHouse Foods, Inc. *	3,467	134,658
Tyson Foods, Inc., Class A	17,616	1,008,164
		13,981,353

Health Care Equipment & Services 7.3%
ABIOMED, Inc. *	2,712	683,099
Acadia Healthcare Co., Inc. *	5,418	193,152
Align Technology, Inc. *	4,784	2,038,367
Amedisys, Inc. *	1,932	500,388
AmerisourceBergen Corp.	8,929	857,809
Cardinal Health, Inc.	17,924	820,740
Cerner Corp.	18,646	1,306,898
Change Healthcare, Inc. *	14,808	209,533
Chemed Corp.	948	453,447
DaVita, Inc. *	5,083	438,409
DENTSPLY SIRONA, Inc.	13,389	631,827
Encompass Health Corp.	6,041	370,374
Envista Holdings Corp. *	9,725	256,935
Globus Medical, Inc., Class A *	4,522	235,687
Guardant Health, Inc. *	5,031	536,606
Haemonetics Corp. *	3,060	309,335
Henry Schein, Inc. *	8,732	555,181
Hill-Rom Holdings, Inc.	4,092	372,658
Hologic, Inc. *	15,710	1,081,162
ICU Medical, Inc. *	1,185	210,681
IDEXX Laboratories, Inc. *	5,155	2,189,947
Insulet Corp. *	4,018	893,001
Integra LifeSciences Holdings Corp. *	4,389	193,555
Laboratory Corp. of America Holdings *	5,942	1,187,033
Livongo Health, Inc. *(b)	3,386	408,163
Masimo Corp. *	2,993	669,893
McKesson Corp.	9,902	1,460,446
Molina Healthcare, Inc. *	3,600	671,292
Novocure Ltd. *	6,088	743,345
Oak Street Health, Inc. *	1,053	50,112
Penumbra, Inc. *	2,022	527,803
Premier, Inc., Class A	3,774	123,523
Quest Diagnostics, Inc.	8,190	1,000,327
Quidel Corp. *	2,276	610,628
ResMed, Inc.	8,783	1,685,809
STERIS plc	5,149	912,351
Tandem Diabetes Care, Inc. *	3,634	396,106
Teladoc Health, Inc. *	4,393	863,049
Teleflex, Inc.	2,845	905,364
The Cooper Cos., Inc.	2,984	952,045
Universal Health Services, Inc., Class B	4,510	494,071
Varian Medical Systems, Inc. *	5,558	960,422
Veeva Systems, Inc., Class A *	8,187	2,210,899
West Pharmaceutical Services, Inc.	4,497	1,223,499
Zimmer Biomet Holdings, Inc.	12,695	1,677,009
		35,071,980

73
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Household & Personal Products 0.8%
Church & Dwight Co., Inc.	15,066	1,331,684
Coty, Inc., Class A	17,736	51,434
Energizer Holdings, Inc.	3,792	149,215
Herbalife Nutrition Ltd. *	5,482	247,458
Nu Skin Enterprises, Inc., Class A	3,157	155,798
Reynolds Consumer Products, Inc.	2,967	83,788
Spectrum Brands Holdings, Inc.	2,605	148,146
The Clorox Co.	7,732	1,602,457
		3,769,980

Insurance 3.4%
Alleghany Corp.	852	465,984
American Financial Group, Inc.	4,466	334,682
American National Group, Inc.	447	30,754
Arch Capital Group Ltd. *	24,087	727,668
Arthur J. Gallagher & Co.	11,533	1,196,087
Assurant, Inc.	3,656	454,697
Assured Guaranty Ltd.	4,922	125,659
Athene Holding Ltd., Class A *	7,060	226,485
Axis Capital Holdings Ltd.	5,104	217,890
Brighthouse Financial, Inc. *	5,666	187,545
Brown & Brown, Inc.	14,433	627,980
Cincinnati Financial Corp.	9,172	648,827
CNA Financial Corp.	1,691	50,375
Erie Indemnity Co., Class A	1,540	358,620
Everest Re Group Ltd.	2,415	475,948
Fidelity National Financial, Inc.	16,834	526,736
First American Financial Corp.	6,662	297,059
Globe Life, Inc.	6,425	521,003
GoHealth, Inc., Class A *	2,535	26,263
Kemper Corp.	3,801	234,370
Lemonade, Inc. *(a)	776	39,025
Lincoln National Corp.	11,773	413,232
Loews Corp.	14,672	508,825
Markel Corp. *	828	772,358
Mercury General Corp.	1,659	67,538
Old Republic International Corp.	17,416	283,533
Primerica, Inc.	2,397	264,245
Principal Financial Group, Inc.	16,641	652,660
Prudential Financial, Inc.	24,257	1,552,933
Reinsurance Group of America, Inc.	4,154	419,637
RenaissanceRe Holdings Ltd.	3,100	501,332
The Hanover Insurance Group, Inc.	2,309	220,879
The Hartford Financial Services Group, Inc.	21,907	843,858
Unum Group	12,393	218,860
W.R. Berkley Corp.	8,528	512,703
White Mountains Insurance Group Ltd.	186	168,949
Willis Towers Watson plc	7,884	1,438,672
		16,613,871

Materials 5.5%
Albemarle Corp.	6,464	602,509
Amcor plc	96,560	1,007,121
AptarGroup, Inc.	3,938	449,286
Ardagh Group S.A.	1,162	19,150
Ashland Global Holdings, Inc.	3,386	236,241
Avery Dennison Corp.	5,097	705,374
Axalta Coating Systems Ltd. *	12,943	324,999
Ball Corp.	19,548	1,739,772
Berry Global Group, Inc. *	8,148	379,941
Cabot Corp.	3,416	129,842
Celanese Corp.	7,214	818,861
CF Industries Holdings, Inc.	13,106	361,857
Corteva, Inc.	45,972	1,516,157
Security	Number of Shares	Value ($)
Crown Holdings, Inc. *	7,938	681,080
Eagle Materials, Inc.	2,532	215,853
Eastman Chemical Co.	8,305	671,376
Element Solutions, Inc. *	13,357	156,544
FMC Corp.	7,932	814,934
Freeport-McMoRan, Inc.	88,849	1,540,642
Graphic Packaging Holding Co.	16,989	225,784
Huntsman Corp.	12,249	297,528
International Flavors & Fragrances, Inc. (a)	6,553	672,731
International Paper Co.	24,096	1,054,200
LyondellBasell Industries N.V., Class A	15,714	1,075,623
Martin Marietta Materials, Inc.	3,807	1,013,994
NewMarket Corp.	419	149,872
Nucor Corp.	18,459	881,602
Olin Corp.	8,794	145,541
Packaging Corp. of America	5,738	656,944
PPG Industries, Inc.	14,456	1,875,232
Reliance Steel & Aluminum Co.	3,886	423,535
Royal Gold, Inc.	4,014	476,903
RPM International, Inc.	7,827	662,712
Sealed Air Corp.	9,536	377,530
Silgan Holdings, Inc.	4,805	165,532
Sonoco Products Co.	6,130	299,696
Steel Dynamics, Inc.	12,302	387,267
The Chemours Co.	9,982	201,038
The Mosaic Co.	21,190	392,015
The Scotts Miracle-Gro Co.	2,485	372,874
Valvoline, Inc.	11,322	222,704
Vulcan Materials Co.	8,097	1,172,770
W.R. Grace & Co.	3,419	148,692
Westlake Chemical Corp.	2,072	140,109
WestRock Co.	15,718	590,211
		26,454,178

Media & Entertainment 4.3%
Altice USA, Inc., Class A *	18,725	504,639
Cable One, Inc.	327	566,318
Discovery, Inc., Class A *	9,554	193,373
Discovery, Inc., Class C *	19,946	365,411
DISH Network Corp., Class A *	15,056	383,777
Fox Corp., Class A	20,821	552,173
Fox Corp., Class B	9,755	254,996
IAC/InterActiveCorp *	4,595	554,708
John Wiley & Sons, Inc., Class A	2,614	80,929
Liberty Broadband Corp., Class A *	1,515	212,933
Liberty Broadband Corp., Class C *	6,431	911,337
Liberty Media Corp. - Liberty Formula One, Class A *	1,524	50,749
Liberty Media Corp. - Liberty Formula One, Class C *	12,140	438,618
Liberty Media Corp. - Liberty SiriusXM, Class A *	5,082	175,685
Liberty Media Corp. - Liberty SiriusXM, Class C *	10,626	367,660
Lions Gate Entertainment Corp., Class A *	3,530	23,651
Lions Gate Entertainment Corp., Class B *	7,024	44,041
Live Nation Entertainment, Inc. *	8,687	423,926
Madison Square Garden Entertainment Corp. *	1,150	74,750
Madison Square Garden Sports Corp. *	1,148	162,603
Match Group, Inc. *	13,413	1,566,370
News Corp., Class A	23,765	312,034
News Corp., Class B	7,417	96,569
Nexstar Media Group, Inc., Class A	2,671	220,090
Omnicom Group, Inc.	13,028	614,922
Pinterest, Inc., Class A *	24,617	1,451,172

74
Schwab Equity Index Funds  |  Annual Report
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Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Roku, Inc. *	6,485	1,312,564
Sirius XM Holdings, Inc.	72,348	414,554
Spotify Technology S.A. *	8,023	1,924,637
Take-Two Interactive Software, Inc. *	6,888	1,067,089
The Interpublic Group of Cos., Inc.	23,841	431,284
The New York Times Co., Class A	9,950	394,617
TripAdvisor, Inc.	6,160	117,718
Twitter, Inc. *	47,139	1,949,669
ViacomCBS, Inc., Class B	33,949	969,923
World Wrestling Entertainment, Inc., Class A	2,812	102,244
Zillow Group, Inc., Class A *	3,524	314,799
Zillow Group, Inc., Class C *	8,597	761,866
Zynga, Inc., Class A *	54,349	488,598
		20,852,996

Pharmaceuticals, Biotechnology & Life Sciences 6.0%
10X Genomics, Inc., Class A *	3,518	481,614
ACADIA Pharmaceuticals, Inc. *	6,807	316,185
Acceleron Pharma, Inc. *	3,155	329,950
Adaptive Biotechnologies Corp. *	4,647	214,134
Agilent Technologies, Inc.	18,958	1,935,422
Agios Pharmaceuticals, Inc. *	3,754	150,423
Alexion Pharmaceuticals, Inc. *	13,037	1,501,080
Alkermes plc *	9,639	156,634
Alnylam Pharmaceuticals, Inc. *	7,073	869,767
Avantor, Inc. *	27,420	638,063
Berkeley Lights, Inc. *	571	41,437
Bio-Rad Laboratories, Inc., Class A *	1,294	758,828
Bio-Techne Corp.	2,327	587,358
BioMarin Pharmaceutical, Inc. *	11,066	823,642
Bluebird Bio, Inc. *	4,032	208,495
Bruker Corp.	6,325	269,066
Catalent, Inc. *	9,955	873,750
Charles River Laboratories International, Inc. *	2,992	681,278
Elanco Animal Health, Inc. *	24,488	759,373
Exact Sciences Corp. *	9,107	1,127,720
Exelixis, Inc. *	18,634	381,624
Global Blood Therapeutics, Inc. *	3,582	189,416
Horizon Therapeutics plc *	11,950	895,414
Incyte Corp. *	11,158	966,729
Ionis Pharmaceuticals, Inc. *	8,019	376,492
Iovance Biotherapeutics, Inc. *	8,469	302,174
IQVIA Holdings, Inc. *	11,651	1,794,138
Jazz Pharmaceuticals plc *	3,314	477,547
Mettler-Toledo International, Inc. *	1,445	1,441,980
Moderna, Inc. *	17,496	1,180,455
Mylan N.V. *	31,594	459,377
Nektar Therapeutics *	10,590	167,746
Neurocrine Biosciences, Inc. *	5,635	556,005
PerkinElmer, Inc.	6,818	883,272
Perrigo Co., plc	8,349	366,271
PPD, Inc. *	9,809	322,520
PRA Health Sciences, Inc. *	3,873	377,385
QIAGEN N.V. *	13,775	653,486
Reata Pharmaceuticals, Inc., Class A *	1,466	171,097
Repligen Corp. *	3,199	532,857
Royalty Pharma plc, Class A	6,253	229,485
Sage Therapeutics, Inc. *	3,148	231,000
Sarepta Therapeutics, Inc. *	4,560	619,750
Seagen, Inc. *	7,456	1,243,661
Syneos Health, Inc. *	4,249	225,537
United Therapeutics Corp. *	2,665	357,723
Waters Corp. *	3,748	835,129
		28,962,489

Security	Number of Shares	Value ($)
Real Estate 6.9%
Alexandria Real Estate Equities, Inc.	7,674	1,162,764
American Campus Communities, Inc.	8,400	314,664
American Homes 4 Rent, Class A	15,903	449,578
Americold Realty Trust	12,482	452,223
Apartment Investment & Management Co., Class A	9,074	289,461
Apple Hospitality REIT, Inc.	12,824	126,958
AvalonBay Communities, Inc.	8,625	1,199,996
Boston Properties, Inc.	9,533	690,285
Brandywine Realty Trust	10,269	89,956
Brixmor Property Group, Inc.	18,030	197,609
Brookfield Property REIT, Inc., Class A (a)	2,802	41,330
Camden Property Trust	5,779	533,055
CBRE Group, Inc., Class A *	20,443	1,030,327
CoreSite Realty Corp.	2,470	294,819
Corporate Office Properties Trust	6,846	153,556
Cousins Properties, Inc.	9,069	231,078
CubeSmart	11,843	401,833
CyrusOne, Inc.	7,146	507,723
Douglas Emmett, Inc.	10,141	239,328
Duke Realty Corp.	22,578	857,738
Empire State Realty Trust, Inc., Class A	8,700	46,806
EPR Properties	4,514	107,614
Equity Commonwealth	7,102	187,635
Equity LifeStyle Properties, Inc.	10,652	630,492
Equity Residential	22,529	1,058,412
Essex Property Trust, Inc.	3,997	817,746
Extra Space Storage, Inc.	7,726	895,830
Federal Realty Investment Trust	4,624	318,039
First Industrial Realty Trust, Inc.	7,699	306,497
Gaming & Leisure Properties, Inc.	12,707	461,899
Healthcare Trust of America, Inc., Class A	13,326	323,822
Healthpeak Properties, Inc.	33,050	891,358
Highwoods Properties, Inc.	6,279	186,926
Host Hotels & Resorts, Inc.	42,833	448,890
Hudson Pacific Properties, Inc.	9,142	176,075
Invitation Homes, Inc.	34,381	937,226
Iron Mountain, Inc.	17,526	456,728
JBG SMITH Properties	7,402	172,837
Jones Lang LaSalle, Inc.	3,152	355,735
Kilroy Realty Corp.	7,008	329,937
Kimco Realty Corp.	25,190	258,449
Lamar Advertising Co., Class A	5,278	327,025
Life Storage, Inc.	2,860	326,469
Medical Properties Trust, Inc.	31,864	567,816
Mid-America Apartment Communities, Inc.	6,978	813,844
National Retail Properties, Inc.	10,519	336,713
Omega Healthcare Investors, Inc.	13,748	396,080
Outfront Media, Inc.	8,824	115,683
Paramount Group, Inc.	11,589	66,984
Park Hotels & Resorts, Inc.	14,337	142,366
Rayonier, Inc.	8,043	204,131
Realty Income Corp.	21,079	1,219,631
Regency Centers Corp.	10,344	368,143
Rexford Industrial Realty, Inc.	7,586	352,446
Simon Property Group, Inc.	18,647	1,171,218
SL Green Realty Corp.	4,453	190,633
Spirit Realty Capital, Inc.	6,261	188,143
STORE Capital Corp.	14,300	367,510
Sun Communities, Inc.	5,922	815,045
Taubman Centers, Inc.	3,688	123,253
The Howard Hughes Corp. *	2,393	148,821
UDR, Inc.	17,947	560,664
Ventas, Inc.	22,871	902,718
VEREIT, Inc.	66,004	409,225
VICI Properties, Inc.	32,755	751,727

75
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Vornado Realty Trust	10,762	330,716
Weingarten Realty Investors	7,426	117,776
Welltower, Inc.	25,627	1,377,964
Weyerhaeuser Co.	45,778	1,249,282
WP Carey, Inc.	10,484	656,403
		33,231,663

Retailing 4.3%
Advance Auto Parts, Inc.	4,080	600,902
AutoNation, Inc. *	3,496	198,328
AutoZone, Inc. *	1,431	1,615,570
Best Buy Co., Inc.	13,987	1,560,250
Burlington Stores, Inc. *	3,981	770,642
CarMax, Inc. *	9,966	861,461
Carvana Co. *	3,348	620,552
Dick's Sporting Goods, Inc.	3,766	213,344
Dollar Tree, Inc. *	14,384	1,299,163
Etsy, Inc. *	7,231	879,217
Expedia Group, Inc.	8,282	779,750
Five Below, Inc. *	3,336	444,822
Floor & Decor Holdings, Inc., Class A *	5,753	419,969
Foot Locker, Inc.	6,335	233,635
Genuine Parts Co.	8,608	778,421
GrubHub, Inc. *	5,636	416,839
Kohl's Corp.	9,597	204,320
L Brands, Inc.	14,016	448,652
LKQ Corp. *	18,550	593,414
Nordstrom, Inc. (a)	6,626	80,175
O'Reilly Automotive, Inc. *	4,486	1,958,588
Ollie's Bargain Outlet Holdings, Inc. *	3,365	293,058
Penske Automotive Group, Inc.	1,967	100,632
Pool Corp.	2,375	830,846
Qurate Retail, Inc. Class A	23,217	157,179
The Gap, Inc.	11,244	218,696
Tiffany & Co.	7,421	970,964
Tractor Supply Co.	7,082	943,393
Ulta Beauty, Inc. *	3,299	682,134
Vroom, Inc. *	1,496	61,486
Wayfair, Inc., Class A *	4,077	1,011,218
Williams-Sonoma, Inc.	4,708	429,417
		20,677,037

Semiconductors & Semiconductor Equipment 3.5%
Cirrus Logic, Inc. *	3,592	247,381
Cree, Inc. *	6,632	421,795
Enphase Energy, Inc. *	6,472	634,838
Entegris, Inc.	8,205	613,488
First Solar, Inc. *	5,624	489,541
Inphi Corp. *	2,936	410,335
KLA Corp.	9,514	1,875,971
Marvell Technology Group Ltd.	40,397	1,515,291
Maxim Integrated Products, Inc.	16,269	1,133,136
Microchip Technology, Inc.	14,843	1,559,702
MKS Instruments, Inc.	3,348	362,890
Monolithic Power Systems, Inc.	2,666	852,054
ON Semiconductor Corp. *	24,852	623,537
Qorvo, Inc. *	6,989	890,119
Skyworks Solutions, Inc.	10,219	1,443,842
SolarEdge Technologies, Inc. *	2,993	771,266
Teradyne, Inc.	10,133	890,184
Universal Display Corp.	2,625	520,564
Xilinx, Inc.	14,969	1,776,671
		17,032,605

Security	Number of Shares	Value ($)
Software & Services 11.6%
2U, Inc. *	4,151	152,964
Akamai Technologies, Inc. *	9,796	931,796
Alliance Data Systems Corp.	2,867	147,765
Alteryx, Inc., Class A *	3,227	404,504
Amdocs Ltd.	8,120	457,806
Anaplan, Inc. *	7,970	441,140
ANSYS, Inc. *	5,251	1,598,247
Aspen Technology, Inc. *	4,141	454,723
Avalara, Inc. *	5,052	753,001
BigCommerce Holdings, Inc. *(a)	540	39,636
Bill.com Holdings, Inc. *	3,345	334,500
Black Knight, Inc. *	9,266	814,945
Booz Allen Hamilton Holding Corp.	8,283	650,216
Broadridge Financial Solutions, Inc.	7,010	964,576
CACI International, Inc., Class A *	1,526	318,217
Cadence Design Systems, Inc. *	16,899	1,848,244
CDK Global, Inc.	7,453	321,224
Ceridian HCM Holding, Inc. *	6,585	567,759
Citrix Systems, Inc.	7,552	855,415
Cloudflare, Inc., Class A *	6,660	346,120
Coupa Software, Inc. *	4,070	1,089,539
Crowdstrike Holdings, Inc., Class A *	9,296	1,151,217
Datadog, Inc., Class A *	9,341	847,696
DocuSign, Inc. *	10,927	2,209,986
Dropbox, Inc., Class A *	15,046	274,740
Duck Creek Technologies, Inc. *	874	37,905
DXC Technology Co.	15,567	286,744
Dynatrace, Inc. *	11,211	395,860
Elastic N.V. *	3,998	405,437
EPAM Systems, Inc. *	3,256	1,005,941
Euronet Worldwide, Inc. *	3,091	274,604
Everbridge, Inc. *	2,108	220,687
Fair Isaac Corp. *	1,714	670,945
Fastly, Inc., Class A *	4,837	307,198
FireEye, Inc. *	13,529	187,241
Five9, Inc. *	3,774	572,591
FleetCor Technologies, Inc. *	5,052	1,116,037
Fortinet, Inc. *	8,147	899,184
Gartner, Inc. *	5,299	636,410
Genpact Ltd.	11,486	394,774
Globant S.A. *	2,361	426,420
GoDaddy, Inc., Class A *	10,141	717,374
Guidewire Software, Inc. *	5,088	489,008
HubSpot, Inc. *	2,536	735,618
Jack Henry & Associates, Inc.	4,669	692,179
Jamf Holding Corp. *	1,220	39,772
Leidos Holdings, Inc.	8,240	683,920
Manhattan Associates, Inc. *	3,863	330,287
Medallia, Inc. *	5,101	145,123
MongoDB, Inc. *	3,081	703,916
nCino, Inc. *	879	61,987
New Relic, Inc. *	3,124	189,502
NortonLifeLock, Inc.	33,645	692,078
Nuance Communications, Inc. *	17,225	549,650
Nutanix, Inc., Class A *	11,163	271,707
Okta, Inc. *	7,047	1,478,672
PagerDuty, Inc. *	4,188	113,495
Palo Alto Networks, Inc. *	5,796	1,282,017
Paychex, Inc.	19,661	1,617,117
Paycom Software, Inc. *	3,019	1,099,188
Paylocity Holding Corp. *	2,123	393,859
Pegasystems, Inc.	2,416	279,966
Pluralsight, Inc., Class A *	6,369	99,993
Proofpoint, Inc. *	3,473	332,505
PTC, Inc. *	6,391	536,077
RealPage, Inc. *	5,359	298,443

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Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
RingCentral, Inc., Class A *	4,752	1,227,632
Sabre Corp.	16,942	110,462
Science Applications International Corp.	3,558	271,724
Slack Technologies, Inc., Class A *	23,357	597,472
Smartsheet, Inc., Class A *	6,767	337,335
SolarWinds Corp. *	2,880	58,838
Splunk, Inc. *	9,744	1,929,702
SS&C Technologies Holdings, Inc.	13,767	815,282
StoneCo Ltd., Class A *	10,954	575,523
Switch, Inc., Class A	5,460	76,768
Synopsys, Inc. *	9,175	1,962,165
Teradata Corp. *	6,608	121,389
The Trade Desk, Inc., Class A *	2,533	1,434,818
The Western Union Co.	25,114	488,216
Twilio, Inc., Class A *	8,394	2,341,674
Tyler Technologies, Inc. *	2,430	934,043
VeriSign, Inc. *	6,264	1,194,545
WEX, Inc. *	2,702	341,938
Zendesk, Inc. *	6,997	776,247
Zscaler, Inc. *	4,309	584,947
		55,828,127

Technology Hardware & Equipment 4.1%
Amphenol Corp., Class A	17,692	1,996,365
Arista Networks, Inc. *	3,596	751,204
Arrow Electronics, Inc. *	4,724	367,952
Avnet, Inc.	5,961	147,058
CDW Corp.	8,693	1,065,762
Ciena Corp. *	9,343	368,021
Cognex Corp.	10,092	665,063
Coherent, Inc. *	1,476	184,707
CommScope Holding Co., Inc. *	11,777	104,815
Corning, Inc.	45,951	1,469,054
Dolby Laboratories, Inc., Class A	3,857	289,584
EchoStar Corp., Class A *	2,964	68,646
F5 Networks, Inc. *	3,734	496,398
FLIR Systems, Inc.	7,973	276,583
Hewlett Packard Enterprise Co.	79,036	682,871
HP, Inc.	87,711	1,575,290
IPG Photonics Corp. *	2,170	403,533
Jabil, Inc.	9,030	299,254
Juniper Networks, Inc.	20,145	397,259
Keysight Technologies, Inc. *	11,463	1,202,125
Littelfuse, Inc.	1,441	285,232
Lumentum Holdings, Inc. *	4,585	379,134
Motorola Solutions, Inc.	10,423	1,647,459
National Instruments Corp.	7,921	247,769
NCR Corp. *	7,832	159,146
NetApp, Inc.	13,562	595,236
Pure Storage, Inc., Class A *	14,786	238,055
SYNNEX Corp.	2,544	334,892
Trimble, Inc. *	15,278	735,330
Ubiquiti, Inc.	521	96,703
ViaSat, Inc. *	3,542	120,074
Vontier Corp. *	7,256	208,537
Western Digital Corp.	18,379	693,440
Xerox Holdings Corp.	11,077	192,518
Zebra Technologies Corp., Class A *	3,216	912,186
		19,657,255

Telecommunication Services 0.2%
CenturyLink, Inc.	67,052	577,989
GCI Liberty, Inc., Class A *	6,044	490,954
Security	Number of Shares	Value ($)
Telephone & Data Systems, Inc.	6,160	104,720
United States Cellular Corp. *	876	25,509
		1,199,172

Transportation 2.2%
Alaska Air Group, Inc.	7,371	279,287
AMERCO	545	189,202
American Airlines Group, Inc. (a)	31,026	349,973
C.H. Robinson Worldwide, Inc.	8,120	718,052
Copa Holdings S.A., Class A	1,899	93,583
Delta Air Lines, Inc.	39,063	1,196,890
Expeditors International of Washington, Inc.	10,169	898,635
JB Hunt Transport Services, Inc.	5,137	625,378
JetBlue Airways Corp. *	16,605	198,762
Kansas City Southern	5,809	1,023,197
Kirby Corp. *	3,627	139,603
Knight-Swift Transportation Holdings, Inc.	7,686	291,991
Landstar System, Inc.	2,327	290,177
Lyft, Inc., Class A *	14,895	340,053
Macquarie Infrastructure Corp.	4,510	116,358
Old Dominion Freight Line, Inc.	5,977	1,137,841
Ryder System, Inc.	3,211	158,174
Schneider National, Inc., Class B	3,564	78,622
Southwest Airlines Co.	36,121	1,427,863
United Airlines Holdings, Inc. *	17,774	601,828
XPO Logistics, Inc. *	5,563	500,670
		10,656,139

Utilities 5.9%
Alliant Energy Corp.	15,303	845,950
Ameren Corp.	15,088	1,223,939
American Water Works Co., Inc.	11,103	1,671,112
Atmos Energy Corp.	7,420	680,191
Avangrid, Inc.	3,453	170,371
CenterPoint Energy, Inc.	30,854	651,945
CMS Energy Corp.	17,503	1,108,465
Consolidated Edison, Inc.	20,533	1,611,635
DTE Energy Co.	11,772	1,452,900
Edison International	21,921	1,228,453
Entergy Corp.	12,311	1,246,119
Essential Utilities, Inc.	13,696	564,275
Evergy, Inc.	13,869	765,569
Eversource Energy	21,043	1,836,423
FirstEnergy Corp.	33,222	987,358
Hawaiian Electric Industries, Inc.	6,523	215,520
IDACORP, Inc.	3,098	271,788
MDU Resources Group, Inc.	12,219	290,323
National Fuel Gas Co.	5,299	211,748
NiSource, Inc.	23,447	538,578
NRG Energy, Inc.	14,902	471,201
OGE Energy Corp.	12,261	377,271
PG&E Corp. *	79,360	758,682
Pinnacle West Capital Corp.	6,884	561,528
PPL Corp.	47,228	1,298,770
Public Service Enterprise Group, Inc.	30,965	1,800,615
The AES Corp.	40,504	789,828
UGI Corp.	12,757	412,561
Vistra Corp.	29,888	519,155
WEC Energy Group, Inc.	19,356	1,946,246
Xcel Energy, Inc.	32,214	2,255,946
		28,764,465
Total Common Stock
(Cost $433,487,343)		480,136,393

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Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Other Investment Companies 0.6% of net assets

Equity Funds 0.1%
iShares Russell Mid-Cap ETF	9,250	534,188

Money Market Fund 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)	1,321,608	1,321,608

Securities Lending Collateral 0.2%
Wells Fargo Government Money Market Fund, Select Class 0.04% (c)	1,047,925	1,047,925
Total Other Investment Companies
(Cost $2,904,664)		2,903,721

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
S&P 400 Mid-Cap Index, e-mini, expires 12/18/20	12	2,274,720	(107,774)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $1,016,695.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust
78
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 98.7% of net assets

Australia 6.8%
Afterpay Ltd. *	97,520	6,640,048
AGL Energy Ltd.	286,978	2,515,229
AMP Ltd.	1,626,216	1,749,958
Ampol Ltd.	109,486	1,996,379
APA Group	527,949	3,892,219
Aristocrat Leisure Ltd.	256,083	5,156,675
ASX Ltd.	86,991	4,871,027
Aurizon Holdings Ltd.	888,057	2,354,824
AusNet Services	827,122	1,162,753
Australia & New Zealand Banking Group Ltd.	1,268,478	16,833,504
BHP Group Ltd.	1,318,528	31,607,261
BlueScope Steel Ltd.	223,901	2,312,604
Brambles Ltd.	693,268	4,675,620
CIMIC Group Ltd. *	43,905	663,571
Coca-Cola Amatil Ltd.	235,954	2,062,670
Cochlear Ltd.	29,489	4,401,390
Coles Group Ltd.	594,014	7,420,586
Commonwealth Bank of Australia	793,999	38,549,866
Computershare Ltd.	217,978	1,862,820
Crown Resorts Ltd.	160,832	936,347
CSL Ltd.	203,506	41,201,270
Dexus	484,700	2,932,458
Evolution Mining Ltd.	740,504	2,903,097
Fortescue Metals Group Ltd.	756,085	9,249,558
Goodman Group	734,062	9,501,078
Insurance Australia Group Ltd.	1,029,339	3,455,203
James Hardie Industries plc	198,873	4,828,610
Lendlease Corp. Ltd.	290,353	2,442,488
Macquarie Group Ltd.	150,136	13,386,120
Magellan Financial Group Ltd.	56,180	2,177,455
Medibank Pvt Ltd.	1,250,365	2,347,152
Mirvac Group	1,743,087	2,584,948
National Australia Bank Ltd.	1,428,937	18,694,751
Newcrest Mining Ltd.	359,412	7,453,303
Northern Star Resources Ltd.	335,654	3,545,818
Oil Search Ltd.	876,266	1,582,069
Orica Ltd.	184,777	1,983,539
Origin Energy Ltd.	781,152	2,197,388
Qantas Airways Ltd. *	399,017	1,173,882
QBE Insurance Group Ltd.	664,644	3,843,426
Ramsay Health Care Ltd.	81,055	3,551,368
REA Group Ltd.	23,214	1,930,523
Rio Tinto Ltd.	166,540	10,834,069
Santos Ltd.	797,593	2,651,507
Scentre Group	2,358,223	3,480,075
SEEK Ltd. (a)	149,194	2,258,137
Sonic Healthcare Ltd.	203,213	4,977,301
South32 Ltd.	2,209,203	3,152,491
Stockland	1,082,768	2,927,893
Suncorp Group Ltd.	558,156	3,223,512
Sydney Airport	576,197	2,209,186
Tabcorp Holdings Ltd.	1,024,262	2,366,682
Telstra Corp. Ltd.	1,863,400	3,509,130
The GPT Group	864,789	2,449,300
TPG Telecom Ltd. *	159,515	805,130
Security	Number of Shares	Value ($)
Transurban Group	1,223,929	11,590,209
Treasury Wine Estates Ltd.	330,306	2,129,432
Vicinity Centres	1,611,630	1,369,575
Washington H Soul Pattinson & Co., Ltd.	53,217	947,658
Wesfarmers Ltd.	510,509	16,524,980
Westpac Banking Corp.	1,614,101	20,429,451
WiseTech Global Ltd.	64,917	1,324,013
Woodside Petroleum Ltd.	428,705	5,287,752
Woolworths Group Ltd.	563,234	15,151,162
		404,229,500

Austria 0.2%
ANDRITZ AG	31,366	1,057,868
Erste Group Bank AG *	126,884	2,608,159
OMV AG	67,724	1,565,533
Raiffeisen Bank International AG *	64,183	926,696
Verbund AG	31,514	1,817,540
voestalpine AG	54,656	1,519,812
		9,495,608

Belgium 0.9%
Ageas S.A./N.V.	78,066	3,143,643
Anheuser-Busch InBev S.A./N.V.	340,915	17,634,227
Argenx SE *	19,871	4,958,642
Elia Group S.A./N.V.	14,667	1,418,608
Etablissements Franz Colruyt N.V.	26,113	1,545,564
Galapagos N.V. *	19,226	2,247,273
Groupe Bruxelles Lambert S.A.	51,058	4,187,174
KBC Group N.V.	111,695	5,518,494
Proximus	66,235	1,287,621
Sofina S.A.	7,114	1,848,918
Solvay S.A.	32,495	2,640,229
Telenet Group Holding N.V.	20,805	800,170
UCB S.A.	57,447	5,674,128
Umicore S.A.	88,251	3,402,191
		56,306,882

Denmark 2.6%
Ambu A/S, Class B	74,630	2,263,557
AP Moller - Maersk A/S, Series A	1,524	2,253,471
AP Moller - Maersk A/S, Series B	2,915	4,671,680
Carlsberg A/S, Class B	46,083	5,835,065
Chr. Hansen Holding A/S	47,041	4,746,898
Coloplast A/S, Class B	52,963	7,745,466
Danske Bank A/S *	308,647	4,113,514
Demant A/S *	49,165	1,552,300
DSV PANALPINA A/S	92,772	15,051,462
Genmab A/S *	29,282	9,780,916
GN Store Nord A/S	57,092	4,110,452
H. Lundbeck A/S	33,700	950,052
Novo Nordisk A/S, Class B	770,680	49,142,899
Novozymes A/S, Class B	93,097	5,598,961
Orsted A/S	84,158	13,357,054
Pandora A/S	45,275	3,591,640

79
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Tryg A/S	57,060	1,583,570
Vestas Wind Systems A/S	88,171	15,126,971
		151,475,928

Finland 1.0%
Elisa Oyj	64,008	3,147,187
Fortum Oyj	200,724	3,772,934
Kone Oyj, Class B	152,595	12,148,564
Neste Oyj	190,469	9,933,633
Nokia Oyj *	2,533,063	8,539,452
Orion Oyj, Class B	46,161	1,975,673
Sampo Oyj, A Shares	209,399	7,901,980
Stora Enso Oyj, R Shares	263,110	3,839,550
UPM-Kymmene Oyj	242,455	6,851,526
Wartsila Oyj Abp	189,743	1,507,852
		59,618,351

France 10.5%
Accor S.A. *	86,918	2,215,361
Aeroports de Paris	13,436	1,314,815
Air Liquide S.A.	211,543	30,935,683
Airbus SE *	262,662	19,217,937
Alstom S.A. *	85,014	3,798,375
Amundi S.A. *	26,406	1,732,023
ArcelorMittal S.A. *	316,698	4,294,433
Arkema S.A.	31,729	3,107,530
Atos SE *	44,528	3,041,968
AXA S.A.	861,083	13,828,388
BioMerieux	18,898	2,813,893
BNP Paribas S.A. *	503,076	17,544,657
Bollore S.A.	392,631	1,407,384
Bouygues S.A.	101,475	3,327,713
Bureau Veritas S.A. *	130,343	2,858,206
Capgemini SE	72,083	8,323,265
Carrefour S.A.	271,409	4,218,210
Cie de Saint-Gobain *	229,674	8,946,608
CNP Assurances *	74,649	841,939
Compagnie Generale des Etablissements Michelin S.C.A.	76,769	8,291,126
Covivio	23,711	1,412,004
Credit Agricole S.A. *	515,230	4,075,746
Danone S.A.	278,163	15,428,366
Dassault Aviation S.A. *	1,210	1,012,354
Dassault Systemes SE	59,092	10,075,796
Edenred	109,653	5,111,358
Eiffage S.A. *	38,986	2,829,504
Electricite de France S.A.	286,017	3,319,816
Engie S.A. *	811,860	9,819,083
EssilorLuxottica S.A. *	127,475	15,737,920
Eurazeo SE *	17,153	780,076
Eurofins Scientific SE *	6,040	4,809,773
Faurecia SE *	33,360	1,265,210
Gecina S.A.	20,314	2,521,841
Getlink SE *	194,873	2,621,085
Hermes International	14,257	13,274,690
ICADE	12,793	646,949
Iliad S.A.	6,992	1,351,775
Ipsen S.A.	17,626	1,605,375
JCDecaux S.A. *	35,719	551,299
Kering S.A.	33,897	20,484,503
Klepierre S.A. (b)	88,751	1,124,483
L'Oreal S.A.	112,611	36,394,218
La Francaise des Jeux SAEM	37,115	1,392,266
Legrand S.A.	118,643	8,781,872
LVMH Moet Hennessy Louis Vuitton SE	124,438	58,330,025
Security	Number of Shares	Value ($)
Natixis S.A. *	400,181	932,100
Orange S.A.	897,844	10,082,448
Orpea *	23,431	2,340,388
Pernod-Ricard S.A.	95,158	15,330,188
Peugeot S.A. *	262,738	4,719,880
Publicis Groupe S.A.	94,916	3,297,599
Remy Cointreau S.A.	9,982	1,685,283
Renault S.A. *	83,966	2,079,483
Safran S.A. *	143,345	15,120,015
Sanofi	505,958	45,684,637
Sartorius Stedim Biotech	12,681	4,808,763
Schneider Electric SE	247,382	30,058,500
SCOR SE *	72,951	1,771,633
SEB S.A.	9,843	1,599,618
SES S.A.	171,330	1,368,468
Societe Generale S.A. *	363,041	4,932,968
Sodexo S.A.	39,221	2,519,403
STMicroelectronics N.V.	286,189	8,729,968
Suez S.A.	162,973	2,983,606
Teleperformance	26,093	7,832,671
Thales S.A.	48,240	3,143,333
TOTAL SE	1,109,150	33,603,594
UbiSoft Entertainment S.A. *	40,714	3,596,406
Unibail-Rodamco-Westfield (b)	62,633	2,535,440
Valeo S.A.	103,789	3,139,763
Veolia Environnement S.A.	241,069	4,486,931
Vinci S.A.	230,571	18,211,666
Vivendi S.A.	375,099	10,826,672
Wendel SE	12,085	1,045,852
Worldline S.A. *	104,680	7,753,292
		623,037,469

Germany 8.4%
adidas AG *	85,079	25,277,384
Allianz SE	186,907	32,924,527
Aroundtown S.A. *	446,627	2,142,316
BASF SE	412,205	22,571,598
Bayer AG	438,762	20,617,653
Bayerische Motoren Werke AG	147,654	10,090,486
Beiersdorf AG	45,092	4,721,550
Brenntag AG	70,649	4,515,628
Carl Zeiss Meditec AG	17,661	2,281,979
Commerzbank AG *	439,465	2,080,125
Continental AG	50,023	5,314,989
Covestro AG	82,220	3,924,029
Daimler AG	382,731	19,782,786
Delivery Hero SE *	58,712	6,739,794
Deutsche Bank AG *	874,088	8,077,566
Deutsche Boerse AG	85,444	12,590,474
Deutsche Lufthansa AG *(b)	138,220	1,182,482
Deutsche Post AG	442,420	19,616,008
Deutsche Telekom AG	1,489,569	22,639,583
Deutsche Wohnen SE	152,045	7,674,155
E.ON SE	1,000,393	10,418,259
Evonik Industries AG	91,767	2,209,463
Fraport AG Frankfurt Airport Services Worldwide *(b)	18,332	663,041
Fresenius Medical Care AG & Co. KGaA	95,244	7,273,039
Fresenius SE & Co. KGaA	189,010	7,011,030
GEA Group AG	71,788	2,390,806
Hannover Rueck SE	27,150	3,945,486
HeidelbergCement AG	67,041	3,834,304
Henkel AG & Co. KGaA	47,016	4,250,429
HOCHTIEF AG	11,708	861,306
Infineon Technologies AG	560,692	15,610,325
KION Group AG	29,075	2,265,550

80
Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Knorr-Bremse AG	33,399	3,867,643
LANXESS AG	36,992	1,876,151
LEG Immobilien AG	30,907	4,177,169
Merck KGaA	58,554	8,673,672
METRO AG	80,819	792,540
MTU Aero Engines AG	23,873	4,080,405
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	62,543	14,658,651
Nemetschek SE	24,975	1,808,363
Puma SE *	43,830	3,837,015
QIAGEN N.V. *	100,473	4,770,738
RWE AG	286,911	10,617,931
SAP SE	467,434	49,867,998
Scout24 AG	47,976	3,870,493
Siemens AG	342,762	40,211,478
Siemens Energy AG *	176,009	3,853,791
Siemens Healthineers AG	122,910	5,276,374
Symrise AG	57,259	7,060,629
Teamviewer AG *	67,138	2,959,309
Telefonica Deutschland Holding AG	452,375	1,141,011
ThyssenKrupp AG *	189,594	904,980
Uniper SE	89,588	2,675,935
United Internet AG	47,754	1,674,665
Volkswagen AG	14,839	2,308,390
Vonovia SE	230,868	14,744,035
Zalando SE *	68,906	6,416,828
		497,624,344

Hong Kong 3.4%
AIA Group Ltd.	5,417,400	51,558,335
ASM Pacific Technology Ltd.	137,100	1,382,559
BeiGene Ltd. ADR *	17,904	5,308,894
BOC Hong Kong (Holdings) Ltd.	1,657,090	4,602,545
Budweiser Brewing Co. APAC Ltd.	778,600	2,296,177
CK Asset Holdings Ltd.	1,181,025	5,484,077
CK Hutchison Holdings Ltd.	1,225,525	7,402,143
CK Infrastructure Holdings Ltd.	293,000	1,382,160
CLP Holdings Ltd.	746,426	6,877,975
Dairy Farm International Holdings Ltd.	153,000	576,324
Galaxy Entertainment Group Ltd.	965,000	6,377,254
Hang Lung Properties Ltd.	917,000	2,232,426
Hang Seng Bank Ltd.	342,540	5,277,184
Henderson Land Development Co., Ltd.	632,735	2,234,870
HK Electric Investments & HK Electric Investments Ltd.	1,157,604	1,178,470
HKT Trust & HKT Ltd.	1,644,000	2,126,131
Hong Kong & China Gas Co., Ltd.	4,775,473	6,890,065
Hong Kong Exchanges & Clearing Ltd.	539,765	25,864,841
Hongkong Land Holdings Ltd.	494,600	1,815,754
Jardine Matheson Holdings Ltd.	99,075	4,391,562
Jardine Strategic Holdings Ltd.	101,740	2,202,890
Kerry Properties Ltd.	297,500	729,925
Link REIT	921,500	7,032,757
Melco Resorts & Entertainment Ltd. ADR	98,111	1,581,549
Microport Scientific Corp.	320,000	1,130,613
MTR Corp., Ltd.	681,091	3,374,987
New World Development Co., Ltd.	684,778	3,269,395
PCCW Ltd.	1,857,682	1,117,648
Power Assets Holdings Ltd.	624,938	3,218,236
Sands China Ltd.	1,076,400	3,777,735
Sino Land Co., Ltd.	1,438,472	1,704,701
Security	Number of Shares	Value ($)
SJM Holdings Ltd.	878,864	912,532
Sun Hung Kai Properties Ltd.	577,104	7,428,374
Swire Pacific Ltd., Class A	226,590	1,033,295
Swire Properties Ltd.	553,200	1,484,504
Techtronic Industries Co., Ltd.	609,000	8,202,829
The Bank of East Asia Ltd.	565,969	1,021,016
WH Group Ltd.	4,297,500	3,384,823
Wharf Real Estate Investment Co., Ltd.	772,188	2,971,982
Wynn Macau Ltd. *	698,000	964,380
		201,803,917

Ireland 0.7%
CRH plc	352,289	12,327,217
Flutter Entertainment plc *	69,316	12,117,023
Kerry Group plc, Class A	71,689	8,581,309
Kingspan Group plc *	68,366	5,959,742
Smurfit Kappa Group plc	103,158	3,886,900
		42,872,191

Israel 0.6%
Azrieli Group Ltd.	20,307	953,127
Bank Hapoalim B.M. *	506,552	2,956,901
Bank Leumi Le-Israel B.M.	651,059	3,068,463
Check Point Software Technologies Ltd. *	50,383	5,721,493
CyberArk Software Ltd. *	17,613	1,746,329
Elbit Systems Ltd.	12,524	1,411,249
ICL Group Ltd.	304,605	1,105,063
Israel Discount Bank Ltd., Class A	518,054	1,450,063
Mizrahi Tefahot Bank Ltd.	62,945	1,227,440
Nice Ltd. *	28,009	6,370,061
Teva Pharmaceutical Industries Ltd. ADR *	490,182	4,274,387
Wix.com Ltd. *	22,918	5,668,080
		35,952,656

Italy 2.2%
Assicurazioni Generali S.p.A.	499,917	6,705,999
Atlantia S.p.A. *	218,169	3,349,012
CNH Industrial N.V. *	461,143	3,575,553
Davide Campari-Milano N.V.	253,994	2,654,581
DiaSorin S.p.A.	10,932	2,399,887
Enel S.p.A.	3,636,304	28,910,444
Eni S.p.A.	1,129,971	7,915,497
EXOR N.V.	47,525	2,472,574
Ferrari N.V.	56,568	10,091,270
Fiat Chrysler Automobiles N.V. *	488,760	5,995,918
FinecoBank Banca Fineco S.p.A. *	272,317	3,738,876
Infrastrutture Wireless Italiane S.p.A.	116,121	1,254,296
Intesa Sanpaolo S.p.A. *	7,414,200	12,308,342
Leonardo S.p.A.	194,114	925,563
Mediobanca Banca di Credito Finanziario S.p.A.	282,372	2,004,762
Moncler S.p.A. *	87,343	3,494,741
Nexi SpA *	196,508	3,025,064
Pirelli & C S.p.A. *	178,195	742,983
Poste Italiane S.p.A	242,430	1,979,119
Prysmian S.p.A.	110,385	3,003,841
Recordati Industria Chimica e Farmaceutica S.p.A.	45,954	2,382,467
Snam S.p.A.	895,362	4,365,858
Telecom Italia S.p.A.	3,880,094	1,317,961
Telecom Italia S.p.A. - RSP	2,653,128	965,756

81
Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Tenaris S.A.	213,239	1,017,582
Terna - Rete Elettrica Nationale S.p.A.	627,832	4,238,988
UniCredit S.p.A. *	951,027	7,122,610
		127,959,544

Japan 26.4%
ABC-Mart, Inc.	14,380	729,417
Acom Co., Ltd.	167,800	754,097
Advantest Corp.	89,998	5,212,951
Aeon Co., Ltd.	291,800	7,454,959
Aeon Mall Co., Ltd.	45,500	709,772
AGC, Inc.	84,993	2,653,987
Air Water, Inc.	79,400	1,134,452
Aisin Seiki Co., Ltd.	70,600	2,139,044
Ajinomoto Co., Inc.	209,900	4,217,051
Alfresa Holdings Corp.	83,200	1,523,386
Amada Co., Ltd.	142,300	1,238,530
ANA Holdings, Inc. *	51,600	1,125,438
Aozora Bank Ltd.	51,200	841,166
Asahi Group Holdings Ltd.	202,900	6,279,169
Asahi Intecc Co., Ltd.	89,600	2,776,541
Asahi Kasei Corp.	564,600	4,892,582
Astellas Pharma, Inc.	834,150	11,438,646
Bandai Namco Holdings, Inc.	89,200	6,666,343
Benesse Holdings, Inc.	31,700	747,353
Bridgestone Corp.	240,157	7,827,917
Brother Industries Ltd.	98,400	1,520,494
Calbee, Inc.	38,300	1,174,915
Canon, Inc.	446,695	7,775,261
Casio Computer Co., Ltd.	86,000	1,306,525
Central Japan Railway Co.	64,200	7,763,001
Chubu Electric Power Co., Inc.	290,900	3,258,606
Chugai Pharmaceutical Co., Ltd.	301,200	11,626,316
Coca-Cola Bottlers Japan Holdings, Inc.	52,800	745,321
Concordia Financial Group Ltd.	458,900	1,514,853
Cosmos Pharmaceutical Corp.	9,400	1,596,490
CyberAgent, Inc.	45,000	2,830,425
Dai Nippon Printing Co., Ltd.	108,148	2,014,735
Dai-ichi Life Holdings, Inc.	481,800	7,195,882
Daicel Corp.	105,900	755,771
Daifuku Co., Ltd.	46,030	4,746,511
Daiichi Sankyo Co., Ltd.	759,600	20,048,605
Daikin Industries Ltd.	111,700	20,902,781
Daito Trust Construction Co., Ltd.	29,400	2,674,375
Daiwa House Industry Co., Ltd.	253,600	6,663,277
Daiwa House REIT Investment Corp.	904	2,091,188
Daiwa Securities Group, Inc.	653,800	2,649,079
Denso Corp.	195,700	9,118,946
Dentsu Group, Inc.	98,000	2,825,146
Disco Corp.	13,000	3,508,808
East Japan Railway Co.	134,660	7,041,833
Eisai Co., Ltd.	113,600	8,832,801
Electric Power Development Co., Ltd.	62,700	847,369
ENEOS Holdings, Inc.	1,374,900	4,639,306
FamilyMart Co., Ltd.	79,600	1,749,630
FANUC Corp.	85,900	18,144,198
Fast Retailing Co., Ltd.	26,300	18,345,346
Fuji Electric Co., Ltd.	55,400	1,679,891
FUJIFILM Holdings Corp.	163,511	8,337,844
Fujitsu Ltd.	88,200	10,435,346
Fukuoka Financial Group, Inc.	75,800	1,267,933
GLP J-REIT	1,666	2,568,385
GMO Payment Gateway, Inc.	19,000	2,328,041
Hakuhodo DY Holdings, Inc.	102,300	1,303,422
Hamamatsu Photonics K.K.	63,300	3,185,238
Security	Number of Shares	Value ($)
Hankyu Hanshin Holdings, Inc.	104,400	3,187,681
Hikari Tsushin, Inc.	9,293	2,179,624
Hino Motors Ltd.	125,700	963,079
Hirose Electric Co., Ltd.	14,564	2,032,907
Hisamitsu Pharmaceutical Co., Inc.	23,200	1,109,753
Hitachi Construction Machinery Co., Ltd.	47,653	1,175,243
Hitachi Ltd.	433,215	14,601,206
Hitachi Metals Ltd.	98,900	1,311,539
Honda Motor Co., Ltd.	730,839	17,286,486
Hoshizaki Corp.	22,200	1,772,875
Hoya Corp.	167,407	18,893,034
Hulic Co., Ltd.	144,300	1,336,636
Idemitsu Kosan Co., Ltd.	85,903	1,737,299
Iida Group Holdings Co., Ltd.	64,600	1,168,751
Inpex Corp.	464,300	2,201,895
Isetan Mitsukoshi Holdings Ltd.	142,500	693,996
Isuzu Motors Ltd.	244,700	1,985,372
Ito En Ltd.	24,700	1,564,330
ITOCHU Corp.	600,900	14,432,720
Itochu Techno-Solutions Corp.	41,487	1,407,546
Japan Airlines Co., Ltd. *	48,000	838,360
Japan Airport Terminal Co., Ltd.	24,700	1,072,752
Japan Exchange Group, Inc.	227,700	5,558,890
Japan Post Bank Co., Ltd.	176,000	1,403,728
Japan Post Holdings Co., Ltd.	707,100	4,851,726
Japan Post Insurance Co., Ltd.	106,000	1,680,218
Japan Prime Realty Investment Corp.	382	1,032,379
Japan Real Estate Investment Corp.	594	2,911,019
Japan Retail Fund Investment Corp.	1,167	1,682,122
Japan Tobacco, Inc.	535,100	10,074,421
JFE Holdings, Inc. *	229,400	1,611,803
JGC Holdings Corp.	97,400	800,859
JSR Corp.	92,300	2,086,167
JTEKT Corp.	92,000	733,124
Kajima Corp.	197,500	2,110,372
Kakaku.com, Inc.	63,600	1,680,784
Kamigumi Co., Ltd.	47,300	846,239
Kansai Paint Co., Ltd.	77,500	1,998,114
Kao Corp.	215,919	15,373,150
Kawasaki Heavy Industries Ltd. *	61,100	729,971
KDDI Corp.	719,300	19,460,654
Keihan Holdings Co., Ltd.	44,600	1,694,363
Keikyu Corp.	95,000	1,328,515
Keio Corp.	47,200	2,743,133
Keisei Electric Railway Co., Ltd.	57,756	1,615,676
Keyence Corp.	81,600	37,031,916
Kikkoman Corp.	66,477	3,310,564
Kintetsu Group Holdings Co., Ltd.	77,500	3,096,549
Kirin Holdings Co., Ltd.	367,600	6,627,228
Kobayashi Pharmaceutical Co., Ltd.	22,600	2,202,273
Kobe Bussan Co., Ltd. (b)	53,600	1,508,038
Koito Manufacturing Co., Ltd.	48,000	2,314,742
Komatsu Ltd.	388,909	8,768,135
Konami Holdings Corp.	40,700	1,592,928
Kose Corp.	15,500	1,975,869
Kubota Corp.	462,300	8,033,881
Kuraray Co., Ltd.	139,700	1,292,082
Kurita Water Industries Ltd.	42,300	1,258,582
Kyocera Corp.	143,600	7,908,404
Kyowa Kirin Co., Ltd.	122,100	3,032,155
Kyushu Electric Power Co., Inc.	169,200	1,418,479
Kyushu Railway Co.	69,400	1,476,199
Lasertec Corp.	34,500	2,988,418
Lawson, Inc.	24,300	1,116,477
LINE Corp. *	16,100	826,141
Lion Corp.	103,400	2,108,469
LIXIL Group Corp.	119,587	2,596,740

82
Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
M3, Inc.	198,200	13,385,579
Makita Corp.	99,800	4,411,518
Marubeni Corp.	739,700	3,862,126
Marui Group Co., Ltd.	82,146	1,484,537
Maruichi Steel Tube Ltd.	26,600	610,245
Mazda Motor Corp.	253,100	1,328,984
McDonald's Holdings Co., Japan Ltd.	29,800	1,413,157
Mebuki Financial Group, Inc.	440,380	884,807
Medipal Holdings Corp.	82,200	1,465,288
MEIJI Holdings Co., Ltd.	52,000	3,767,373
Mercari, Inc. *	37,996	1,597,441
Minebea Mitsumi, Inc.	159,200	2,875,368
MISUMI Group, Inc.	130,100	3,863,913
Mitsubishi Chemical Holdings Corp.	583,000	3,281,216
Mitsubishi Corp.	601,800	13,426,977
Mitsubishi Electric Corp.	811,300	10,448,640
Mitsubishi Estate Co., Ltd.	527,602	7,869,646
Mitsubishi Gas Chemical Co., Inc.	75,400	1,374,495
Mitsubishi Heavy Industries Ltd.	144,800	3,111,060
Mitsubishi Materials Corp.	48,500	889,938
Mitsubishi Motors Corp. *	336,900	617,882
Mitsubishi UFJ Financial Group, Inc.	5,488,909	21,636,756
Mitsubishi UFJ Lease & Finance Co., Ltd.	173,638	735,703
Mitsui & Co., Ltd.	733,800	11,493,870
Mitsui Chemicals, Inc.	80,600	2,064,355
Mitsui Fudosan Co., Ltd.	413,577	7,042,205
Miura Co., Ltd.	38,400	1,809,193
Mizuho Financial Group, Inc.	1,080,713	13,305,761
MonotaRO Co., Ltd.	57,900	3,202,548
MS&AD Insurance Group Holdings, Inc.	198,662	5,436,432
Murata Manufacturing Co., Ltd.	257,300	18,044,102
Nabtesco Corp.	50,100	1,871,647
Nagoya Railroad Co., Ltd.	86,100	2,295,015
NEC Corp.	112,500	5,666,643
Nexon Co., Ltd.	221,300	6,167,829
NGK Insulators Ltd.	113,100	1,615,706
NGK Spark Plug Co., Ltd.	67,100	1,180,083
NH Foods Ltd.	37,900	1,552,496
Nidec Corp.	201,300	20,331,700
Nihon M&A Center, Inc.	67,300	3,951,960
Nikon Corp.	145,000	883,682
Nintendo Co., Ltd.	49,939	27,001,455
Nippon Building Fund, Inc.	662	3,343,630
Nippon Express Co., Ltd.	32,200	1,805,761
Nippon Paint Holdings Co., Ltd.	66,800	6,017,341
Nippon Prologis REIT, Inc.	951	3,130,158
Nippon Sanso Holdings Corp.	73,500	1,077,630
Nippon Shinyaku Co., Ltd.	20,400	1,457,705
Nippon Steel Corp. *	365,241	3,542,518
Nippon Telegraph & Telephone Corp.	576,612	12,129,513
Nippon Yusen K.K.	65,700	1,212,662
Nissan Chemical Corp.	54,800	2,908,272
Nissan Motor Co., Ltd. *	1,038,396	3,676,474
Nisshin Seifun Group, Inc.	87,300	1,314,635
Nissin Foods Holdings Co., Ltd.	29,100	2,519,753
Nitori Holdings Co., Ltd.	35,700	7,338,373
Nitto Denko Corp.	71,700	5,037,336
Nomura Holdings, Inc.	1,394,700	6,246,077
Nomura Real Estate Holdings, Inc.	53,000	925,720
Nomura Real Estate Master Fund, Inc.	1,924	2,297,549
Nomura Research Institute Ltd.	144,100	4,247,705
NSK Ltd.	155,700	1,246,546
NTT Data Corp.	279,000	3,148,852
NTT DOCOMO, Inc.	504,000	18,766,537
Obayashi Corp.	284,100	2,377,445
Security	Number of Shares	Value ($)
Obic Co., Ltd.	31,100	5,506,036
Odakyu Electric Railway Co., Ltd.	130,800	3,156,532
Oji Holdings Corp.	403,800	1,701,781
Olympus Corp.	524,400	10,039,155
Omron Corp.	83,000	5,993,100
Ono Pharmaceutical Co., Ltd.	165,400	4,718,070
Oracle Corp., Japan	17,100	1,708,975
Oriental Land Co., Ltd.	89,000	12,458,039
ORIX Corp.	592,200	6,925,919
Orix JREIT, Inc.	1,172	1,647,140
Osaka Gas Co., Ltd.	169,100	3,211,244
Otsuka Corp.	45,700	2,099,991
Otsuka Holdings Co., Ltd.	174,500	6,462,876
Pan Pacific International Holdings Corp.	185,400	3,933,899
Panasonic Corp.	999,512	9,233,022
Park24 Co., Ltd. *	49,900	674,042
PeptiDream, Inc. *	40,900	1,890,115
Persol Holdings Co., Ltd.	85,200	1,290,456
Pigeon Corp.	53,700	2,472,968
Pola Orbis Holdings, Inc.	41,700	822,289
Rakuten, Inc.	387,520	3,770,254
Recruit Holdings Co., Ltd.	568,300	21,624,182
Renesas Electronics Corp. *	339,900	2,805,754
Resona Holdings, Inc.	934,985	3,082,621
Ricoh Co., Ltd.	308,900	2,028,614
Rinnai Corp.	16,100	1,586,437
Rohm Co., Ltd.	39,800	3,060,098
Ryohin Keikaku Co., Ltd.	111,402	2,338,252
Santen Pharmaceutical Co., Ltd.	157,900	2,813,145
SBI Holdings, Inc.	108,290	2,496,219
SCSK Corp.	22,400	1,113,761
Secom Co., Ltd.	93,900	7,932,566
Sega Sammy Holdings, Inc.	75,100	941,121
Seibu Holdings, Inc.	95,600	955,800
Seiko Epson Corp.	120,600	1,400,611
Sekisui Chemical Co., Ltd.	162,600	2,534,660
Sekisui House Ltd.	278,500	4,626,805
Seven & i Holdings Co., Ltd.	335,103	10,185,343
Seven Bank Ltd.	255,900	587,276
SG Holdings Co., Ltd.	144,328	3,481,254
Sharp Corp.	91,800	1,061,541
Shimadzu Corp.	98,800	2,825,022
Shimamura Co., Ltd.	9,300	991,480
Shimano, Inc.	33,100	7,570,485
Shimizu Corp.	257,600	1,788,608
Shin-Etsu Chemical Co., Ltd.	158,060	21,111,561
Shinsei Bank Ltd.	67,100	807,316
Shionogi & Co., Ltd.	118,200	5,575,487
Shiseido Co., Ltd.	178,300	11,038,018
Showa Denko K.K.	59,200	1,006,617
SMC Corp.	25,800	13,723,155
Softbank Corp.	1,279,000	14,884,316
SoftBank Group Corp.	702,000	45,723,908
Sohgo Security Services Co., Ltd.	31,700	1,477,055
Sompo Holdings, Inc.	150,300	5,611,582
Sony Corp.	564,700	47,077,019
Square Enix Holdings Co., Ltd.	42,300	2,457,748
Stanley Electric Co., Ltd.	55,847	1,590,512
Subaru Corp.	275,400	5,054,408
Sumco Corp.	117,000	1,784,468
Sumitomo Chemical Co., Ltd.	664,600	2,174,029
Sumitomo Corp.	531,700	5,817,104
Sumitomo Dainippon Pharma Co., Ltd.	77,300	906,034
Sumitomo Electric Industries Ltd.	341,800	3,773,497
Sumitomo Heavy Industries Ltd.	54,700	1,172,400
Sumitomo Metal Mining Co., Ltd.	103,200	3,207,841

83
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Sumitomo Mitsui Financial Group, Inc.	582,346	16,120,443
Sumitomo Mitsui Trust Holdings, Inc.	151,400	4,070,756
Sumitomo Realty & Development Co., Ltd.	138,500	3,706,167
Sumitomo Rubber Industries Ltd.	76,200	670,272
Sundrug Co., Ltd.	32,300	1,199,357
Suntory Beverage & Food Ltd.	61,800	2,131,341
Suzuken Co., Ltd.	31,100	1,122,730
Suzuki Motor Corp.	164,100	7,047,717
Sysmex Corp.	74,800	7,025,869
T&D Holdings, Inc.	245,500	2,453,546
Taiheiyo Cement Corp.	56,800	1,333,213
Taisei Corp.	87,100	2,710,370
Taisho Pharmaceutical Holdings Co., Ltd.	15,100	908,541
Takeda Pharmaceutical Co., Ltd.	704,590	21,773,654
TDK Corp.	57,800	6,797,316
Teijin Ltd.	78,300	1,199,396
Terumo Corp.	287,700	10,588,504
The Bank of Kyoto Ltd.	26,809	1,184,006
The Chiba Bank Ltd.	235,900	1,218,492
The Chugoku Electric Power Co., Inc.	125,500	1,576,765
The Kansai Electric Power Co., Inc.	313,100	2,849,327
The Shizuoka Bank Ltd.	195,700	1,316,228
The Yokohama Rubber Co., Ltd.	53,000	761,312
THK Co., Ltd.	57,042	1,514,174
TIS, Inc.	103,700	1,983,277
Tobu Railway Co., Ltd.	84,800	2,406,315
Toho Co., Ltd.	52,808	2,091,240
Toho Gas Co., Ltd.	34,960	1,804,697
Tohoku Electric Power Co., Inc.	188,400	1,662,270
Tokio Marine Holdings, Inc.	283,699	12,679,846
Tokyo Century Corp.	19,377	950,024
Tokyo Electric Power Co. Holdings, Inc. *	668,490	1,724,955
Tokyo Electron Ltd.	66,700	17,903,002
Tokyo Gas Co., Ltd.	169,540	3,841,695
Tokyu Corp.	218,600	2,593,612
Tokyu Fudosan Holdings Corp.	263,900	1,153,195
Toppan Printing Co., Ltd.	119,500	1,519,609
Toray Industries, Inc.	608,100	2,751,593
Toshiba Corp.	172,417	4,361,435
Tosoh Corp.	114,900	1,862,487
TOTO Ltd.	62,300	2,844,336
Toyo Suisan Kaisha Ltd.	40,600	2,020,491
Toyoda Gosei Co., Ltd.	28,600	726,866
Toyota Industries Corp.	65,000	4,200,519
Toyota Motor Corp.	950,103	62,371,304
Toyota Tsusho Corp.	94,469	2,636,186
Trend Micro, Inc.	60,100	3,366,508
Tsuruha Holdings, Inc.	16,800	2,352,419
Unicharm Corp.	180,000	8,328,762
United Urban Investment Corp.	1,320	1,409,324
USS Co., Ltd.	96,200	1,759,553
Welcia Holdings Co., Ltd.	44,100	1,727,017
West Japan Railway Co.	73,500	3,152,944
Yakult Honsha Co., Ltd.	54,600	2,642,259
Yamada Holdings Co., Ltd.	315,500	1,538,314
Yamaha Corp.	60,700	2,877,494
Yamaha Motor Co., Ltd.	121,700	1,740,069
Yamato Holdings Co., Ltd.	141,800	3,753,512
Yamazaki Baking Co., Ltd.	54,000	886,994
Yaskawa Electric Corp.	108,700	4,226,669
Yokogawa Electric Corp.	102,800	1,511,298
Security	Number of Shares	Value ($)
Z Holdings Corp.	1,179,600	8,225,421
ZOZO, Inc.	49,300	1,250,637
		1,565,488,275

Netherlands 4.4%
ABN AMRO Bank N.V. CVA *	194,980	1,601,617
Adyen N.V. *	8,131	13,666,122
Aegon N.V.	819,525	2,204,536
AerCap Holdings N.V. *	57,785	1,434,802
Akzo Nobel N.V.	85,802	8,253,146
Altice Europe N.V. *	291,875	1,435,049
ASML Holding N.V.	190,496	68,922,001
Coca-Cola European Partners plc	92,238	3,293,819
Heineken Holding N.V.	52,472	4,043,599
Heineken N.V.	116,511	10,313,268
ING Groep N.V. *	1,745,086	11,953,345
Just Eat Takeaway.com N.V *	56,984	6,339,257
Koninklijke Ahold Delhaize N.V.	492,476	13,501,607
Koninklijke DSM N.V.	77,101	12,330,568
Koninklijke KPN N.V.	1,600,436	4,322,424
Koninklijke Philips N.V. *	409,086	18,947,534
Koninklijke Vopak N.V.	30,031	1,560,961
NN Group N.V.	130,694	4,548,273
Prosus N.V. *	217,776	21,741,874
Randstad N.V. *	52,951	2,642,071
Unilever N.V.	654,584	36,901,344
Wolters Kluwer N.V.	121,333	9,823,928
		259,781,145

New Zealand 0.3%
a2 Milk Co., Ltd. *	325,699	3,153,799
Auckland International Airport Ltd. *	584,053	2,701,757
Fisher & Paykel Healthcare Corp., Ltd.	261,022	6,038,583
Mercury NZ Ltd.	295,898	1,046,105
Meridian Energy Ltd.	576,882	2,021,870
Ryman Healthcare Ltd.	172,296	1,594,440
Spark New Zealand Ltd.	872,580	2,589,525
		19,146,079

Norway 0.5%
Adevinta A.S.A. *	107,717	1,664,276
DNB A.S.A. *	422,077	5,700,060
Equinor A.S.A.	446,650	5,699,124
Gjensidige Forsikring A.S.A.	87,828	1,673,562
Mowi A.S.A.	197,267	3,116,415
Norsk Hydro A.S.A. *	621,167	1,745,706
Orkla A.S.A.	332,852	3,142,059
Schibsted A.S.A., B Shares *	42,891	1,547,626
Telenor A.S.A.	323,364	4,996,711
Yara International A.S.A.	77,928	2,727,126
		32,012,665

Portugal 0.2%
Banco Espirito Santo S.A. *(a)	470,491	—
EDP - Energias de Portugal S.A.	1,262,742	6,228,687
Galp Energia, SGPS, S.A.	228,427	1,855,098
Jeronimo Martins, SGPS, S.A.	112,066	1,780,024
		9,863,809

84
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Singapore 1.0%
Ascendas Real Estate Investment Trust	1,393,824	2,941,135
CapitaLand Ltd.	1,147,814	2,159,941
CapitaLand Mall Trust	2,125,636	2,694,366
City Developments Ltd.	201,100	933,882
DBS Group Holdings Ltd.	804,146	11,978,439
Genting Singapore Ltd.	2,721,400	1,285,088
Jardine Cycle & Carriage Ltd.	43,200	561,952
Keppel Corp., Ltd.	646,900	2,078,789
Mapletree Commercial Trust	929,600	1,172,111
Mapletree Logistics Trust	1,221,800	1,745,332
Oversea-Chinese Banking Corp., Ltd.	1,500,424	9,254,234
Singapore Airlines Ltd.	576,350	1,430,279
Singapore Exchange Ltd.	369,600	2,344,133
Singapore Technologies Engineering Ltd.	681,749	1,742,768
Singapore Telecommunications Ltd.	3,661,737	5,443,253
Suntec Real Estate Investment Trust	874,500	858,808
United Overseas Bank Ltd.	522,433	7,258,917
UOL Group Ltd.	202,872	924,730
Venture Corp., Ltd.	123,400	1,739,540
Wilmar International Ltd.	870,934	2,578,441
Yangzijiang Shipbuilding Holdings Ltd.	1,211,600	815,707
		61,941,845

Spain 2.2%
ACS Actividades de Construccion y Servicios S.A.	117,684	2,797,433
Aena SME S.A. *	30,355	4,089,903
Amadeus IT Group S.A.	201,669	9,608,752
Banco Bilbao Vizcaya Argentaria S.A.	3,017,054	8,704,658
Banco Santander S.A. *	7,501,039	15,021,245
Bankinter S.A.	304,756	1,145,317
CaixaBank S.A.	1,612,832	2,942,757
Cellnex Telecom S.A.	140,542	9,021,525
Enagas S.A.	110,257	2,379,762
Endesa S.A.	142,974	3,835,882
Ferrovial S.A.	216,541	4,689,745
Grifols S.A.	134,770	3,642,047
Iberdrola S.A.	2,663,602	31,450,684
Industria de Diseno Textil S.A.	487,372	12,032,885
Mapfre S.A.	462,706	698,141
Naturgy Energy Group S.A.	131,387	2,440,926
Red Electrica Corp. S.A.	192,298	3,387,231
Repsol S.A.	668,788	4,198,695
Siemens Gamesa Renewable Energy S.A.	107,383	3,047,453
Telefonica S.A.	2,203,931	7,169,455
		132,304,496

Sweden 3.3%
Alfa Laval AB *	145,232	2,949,922
Assa Abloy AB, B Shares	445,999	9,558,858
Atlas Copco AB, A Shares	301,657	13,315,489
Atlas Copco AB, B Shares	174,381	6,681,544
Boliden AB	123,799	3,375,887
Electrolux AB, B Shares	98,890	2,229,809
Epiroc AB, A Shares	302,505	4,516,885
Epiroc AB, B Shares	172,701	2,472,325
EQT AB	103,634	1,969,165
Essity AB, B Shares	270,185	7,820,044
Evolution Gaming Group AB	57,166	4,240,017
Hennes & Mauritz AB, B Shares	356,325	5,793,274
Security	Number of Shares	Value ($)
Hexagon AB, B Shares *	126,302	9,257,580
Husqvarna AB, B Shares	191,956	1,979,374
ICA Gruppen AB	46,262	2,189,967
Industrivarden AB, C Shares *	72,739	1,857,325
Investment AB Latour	64,606	1,506,552
Investor AB, B Shares	204,364	12,249,360
Kinnevik AB, B Shares	107,121	4,386,490
LE Lundbergfortagen AB, B Shares *	33,316	1,497,418
Lundin Energy AB	86,928	1,661,788
Nibe Industrier AB, B Shares *	140,188	3,375,560
Nordea Bank Abp *(c)	1,434,636	10,767,318
Nordea Bank Abp *(c)	16,453	123,928
Sandvik AB *	502,624	8,959,316
Securitas AB, B Shares *	136,047	1,920,430
Skandinaviska Enskilda Banken AB, A Shares *	725,825	6,228,477
Skanska AB, B Shares	153,954	2,887,493
SKF AB, B Shares	175,311	3,588,785
Svenska Cellulosa AB, S.C.A., B Shares *	272,935	3,691,859
Svenska Handelsbanken AB, A Shares *	694,772	5,629,515
Swedbank AB, A Shares *	410,797	6,431,277
Swedish Match AB	72,344	5,439,008
Tele2 AB, B Shares	226,286	2,670,615
Telefonaktiebolaget LM Ericsson, B Shares	1,300,779	14,522,566
Telia Co. AB	1,098,406	4,202,665
Volvo AB, B Shares *	668,183	12,987,599
		194,935,484

Switzerland 10.1%
ABB Ltd.	824,899	20,016,181
Adecco Group AG	68,865	3,376,721
Alcon, Inc. *	220,242	12,521,445
Baloise Holding AG	20,963	2,866,800
Banque Cantonale Vaudoise	14,339	1,389,452
Barry Callebaut AG	1,364	2,816,170
Chocoladefabriken Lindt & Spruengli AG	46	3,976,900
Chocoladefabriken Lindt & Spruengli AG - Participation Certificates	494	3,916,662
Cie Financiere Richemont S.A.	235,253	14,704,201
Clariant AG	87,328	1,498,174
Credit Suisse Group AG	1,093,123	10,309,648
EMS-Chemie Holding AG	3,606	3,171,760
Geberit AG	16,465	9,371,372
Givaudan S.A.	4,134	16,858,196
Julius Baer Group Ltd.	100,103	4,455,107
Kuehne & Nagel International AG	23,898	4,776,327
LafargeHolcim Ltd. *	233,116	10,005,252
Logitech International S.A.	73,262	6,163,250
Lonza Group AG	33,501	20,298,592
Nestle S.A.	1,332,710	149,900,407
Novartis AG	993,909	77,447,953
Partners Group Holding AG	8,330	7,499,547
Roche Holding AG	314,600	101,090,840
Schindler Holding AG	27,291	6,998,826
SGS S.A.	2,700	6,744,089
Sika AG	63,933	15,727,822
Sonova Holding AG *	24,604	5,840,198
Straumann Holding AG	4,669	4,873,748
Swiss Life Holding AG	14,228	4,786,136
Swiss Prime Site AG	34,445	2,897,856
Swiss Re AG	132,634	9,517,894
Swisscom AG	11,595	5,897,227

85
Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Temenos AG	29,347	3,153,970
The Swatch Group AG	21,934	896,564
The Swatch Group AG - Bearer Shares	13,026	2,758,528
UBS Group AG	1,650,370	19,213,557
Vifor Pharma AG	20,750	2,335,323
Zurich Insurance Group AG	67,397	22,385,615
		602,458,310

United Kingdom 13.0%
3i Group plc	437,524	5,464,538
Admiral Group plc	84,322	3,003,874
Anglo American plc	546,249	12,816,734
Antofagasta plc	172,457	2,299,573
Ashtead Group plc	202,447	7,315,890
Associated British Foods plc	163,068	3,586,149
AstraZeneca plc	587,537	58,991,928
Auto Trader Group plc	440,707	3,313,423
AVEVA Group plc	29,694	1,648,248
Aviva plc	1,779,777	5,936,577
BAE Systems plc	1,451,343	7,460,470
Barclays plc *	7,798,507	10,809,301
Barratt Developments plc *	452,845	2,830,546
BHP Group plc	943,167	18,271,361
BP plc	9,098,280	23,206,830
British American Tobacco plc	1,024,938	32,485,790
BT Group plc	3,969,092	5,212,803
Bunzl plc	151,290	4,703,042
Burberry Group plc	184,929	3,247,873
Coca-Cola HBC AG *	86,855	1,972,930
Compass Group plc	797,973	10,922,442
Croda International plc	57,925	4,527,366
DCC plc	44,404	2,885,459
Diageo plc	1,044,131	33,744,065
Direct Line Insurance Group plc	596,809	2,039,539
Evraz plc	240,046	1,117,818
Experian plc	407,888	14,942,522
Ferguson plc	101,013	10,032,702
GlaxoSmithKline plc	2,248,150	37,540,685
Glencore plc *	4,471,208	9,019,479
GVC Holdings plc *	264,960	3,319,162
Halma plc	169,780	5,210,138
Hargreaves Lansdown plc	153,362	2,692,438
Hikma Pharmaceuticals plc	79,495	2,584,658
HSBC Holdings plc *	9,122,150	38,227,214
Imperial Brands plc	422,894	6,693,435
Informa plc *	658,500	3,572,780
InterContinental Hotels Group plc *	78,039	3,965,177
Intertek Group plc	71,928	5,181,028
J. Sainsbury plc	821,859	2,145,236
JD Sports Fashion plc	205,592	1,977,893
Johnson Matthey plc	88,905	2,474,858
Kingfisher plc *	946,404	3,519,661
Land Securities Group plc	313,347	2,067,469
Legal & General Group plc	2,711,375	6,500,805
Lloyds Banking Group plc *	31,830,308	11,589,626
London Stock Exchange Group plc	140,953	15,194,426
M&G plc	1,185,637	2,255,277
Melrose Industries plc *	2,126,212	3,298,323
Mondi plc	214,905	4,073,161
National Grid plc	1,567,293	18,643,709
Natwest Group plc *	2,117,961	3,414,909
Next plc	59,753	4,512,936
NMC Health plc *(a)	48,950	15,600
Ocado Group plc *	206,559	6,091,405
Pearson plc	336,134	2,220,760
Persimmon plc	142,323	4,309,045
Security	Number of Shares	Value ($)
Prudential plc	1,164,139	14,237,997
Reckitt Benckiser Group plc	317,104	27,933,218
RELX plc	865,866	17,133,674
Rentokil Initial plc *	843,263	5,741,110
Rio Tinto plc	502,453	28,419,425
Rolls-Royce Holdings plc *	878,283	812,909
Royal Dutch Shell plc, A Shares	1,840,483	23,152,318
Royal Dutch Shell plc, B Shares	1,652,809	19,931,773
RSA Insurance Group plc	460,132	2,526,858
Schroders plc	57,024	1,931,829
Segro plc	536,417	6,267,868
Severn Trent plc	108,771	3,423,256
Smith & Nephew plc	396,760	6,889,392
Smiths Group plc	173,831	2,995,106
Spirax-Sarco Engineering plc	33,299	4,868,095
SSE plc	468,346	7,680,631
St. James's Place plc	241,855	2,818,733
Standard Chartered plc *	1,189,315	5,434,936
Standard Life Aberdeen plc	1,026,113	2,989,862
Taylor Wimpey plc *	1,679,407	2,300,944
Tesco plc	4,403,748	11,720,776
The Berkeley Group Holdings plc	57,562	3,026,511
The British Land Co., plc	381,187	1,721,407
The Sage Group plc	486,635	4,003,994
Unilever plc	522,149	29,756,653
United Utilities Group plc	302,872	3,385,752
Vodafone Group plc	11,965,684	15,961,841
Whitbread plc *	91,011	2,533,996
WM Morrison Supermarkets plc	1,068,944	2,256,405
WPP plc	553,004	4,417,000
		773,375,355
Total Common Stock
(Cost $5,183,940,803)		5,861,683,853

Preferred Stock 0.6% of net assets

Germany 0.6%
Bayerische Motoren Werke AG	26,610	1,375,829
Fuchs Petrolub SE	29,845	1,536,161
Henkel AG & Co. KGaA	79,419	7,728,309
Porsche Automobil Holding SE	69,293	3,712,189
Sartorius AG	15,880	6,721,686
Volkswagen AG	82,946	12,082,252
Total Preferred Stock
(Cost $30,108,759)		33,156,426

Rights 0.0% of net assets

Singapore 0.0%
Mapletree Logistic Trust expires 12/11/20 *(a)	23,214	—

United Kingdom 0.0%
Rolls-Royce Holdings PLC expires 11/11/20 *	2,927,610	1,479,160
Total Rights
(Cost $4,351,445)		1,479,160

86
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Other Investment Company 0.1% of net assets

United States 0.1%
Securities Lending Collateral 0.1%
Wells Fargo Government Money Market Fund, Select Class 0.04% (d)	6,847,633	6,847,633
Total Other Investment Company
(Cost $6,847,633)		6,847,633
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.1% of net assets

Time Deposits 0.1%
BNP Paribas
Euro
(0.70%), 11/02/20 (e)(f)	25,455	29,646
Brown Brothers Harriman
Australian Dollar
(0.02%), 11/02/20 (e)(f)	5,510	3,873
Hong Kong Dollar
0.04%, 11/02/20 (e)	153,175	19,758
Singapor Dollar
0.01%, 11/02/20 (e)	346,254	253,490
Swedish Krona
(0.26%), 11/02/20 (e)(f)	1,665,084	187,122
Citibank
Pound Sterling
0.01%, 11/02/20 (e)	22,029	28,538
Sumitomo Mitsui Banking Corp.
Japanese Yen
(0.27%), 11/02/20 (e)(f)	6,873,797	65,656
Sumitomo Mitsui Banking Corp.
U.S. Dollar
0.01%, 11/02/20 (e)	6,333,959	6,333,959
Total Short-Term Investments
(Cost $6,922,042)		6,922,042

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI EAFE Index, expires 12/18/20	406	36,213,170	(1,705,238)
*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by fund’s Board of Trustees.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $5,890,477.
(c)	Securities are traded on separate exchanges for the same entity.
(d)	The rate shown is the 7-day yield.
(e)	The rate shown is the current daily overnight rate.
(f)	Rate is negative due to the current daily overnight rate at the central bank of the denominated currency and therefore is non-income producing.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
87
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 2.1%
Adient plc *	125,110	2,654,834
American Axle & Manufacturing Holdings, Inc. *	123,305	828,610
Aptiv plc	57,425	5,540,938
Autoliv, Inc.	32,330	2,450,614
BorgWarner, Inc.	113,406	3,966,942
Cooper Tire & Rubber Co.	39,632	1,362,944
Dana, Inc.	84,648	1,184,226
Ford Motor Co.	3,559,027	27,511,279
General Motors Co.	941,950	32,525,533
Gentex Corp.	54,442	1,506,410
Harley-Davidson, Inc.	70,598	2,321,262
Lear Corp.	38,185	4,613,130
The Goodyear Tire & Rubber Co.	439,439	3,638,555
Thor Industries, Inc.	21,633	1,829,719
Visteon Corp. *	29,910	2,681,432
		94,616,428

Banks 5.3%
Bank of America Corp.	1,482,851	35,143,569
CIT Group, Inc.	91,431	2,692,643
Citigroup, Inc.	837,980	34,709,132
Citizens Financial Group, Inc.	143,147	3,900,756
Comerica, Inc.	48,367	2,201,182
Credicorp Ltd.	11,618	1,332,352
Fifth Third Bancorp	253,936	5,896,394
First Republic Bank	10,838	1,367,105
Huntington Bancshares, Inc.	210,624	2,198,915
JPMorgan Chase & Co.	644,713	63,207,662
KeyCorp	208,449	2,705,668
M&T Bank Corp.	34,253	3,547,926
New York Community Bancorp, Inc.	129,916	1,079,602
PacWest Bancorp	41,114	791,033
People's United Financial, Inc.	76,346	814,612
Regions Financial Corp.	253,308	3,368,996
The PNC Financial Services Group, Inc.	102,140	11,427,423
Truist Financial Corp.	193,747	8,160,624
U.S. Bancorp	369,091	14,376,094
Wells Fargo & Co.	1,841,026	39,490,008
Zions Bancorp NA	32,590	1,051,679
		239,463,375

Capital Goods 8.1%
3M Co.	135,080	21,607,397
A.O. Smith Corp.	26,089	1,348,540
Acuity Brands, Inc.	12,677	1,130,028
AECOM *	56,431	2,530,366
AerCap Holdings N.V. *	60,789	1,509,391
AGCO Corp.	30,203	2,326,537
Allison Transmission Holdings, Inc.	40,608	1,467,979
AMETEK, Inc.	25,036	2,458,535
Carlisle Cos., Inc.	11,689	1,447,916
Carrier Global Corp.	146,799	4,901,619
Caterpillar, Inc.	120,723	18,959,547
Security	Number of Shares	Value ($)
Cummins, Inc.	44,891	9,871,082
Curtiss-Wright Corp.	8,757	738,741
Deere & Co.	64,646	14,604,178
Donaldson Co., Inc.	23,812	1,131,070
Dover Corp.	27,161	3,006,994
Eaton Corp. plc	112,722	11,699,416
EMCOR Group, Inc.	20,867	1,422,921
Emerson Electric Co.	155,708	10,088,321
Fastenal Co.	71,330	3,083,596
Flowserve Corp.	42,770	1,245,462
Fluor Corp.	337,004	3,824,995
Fortive Corp.	30,738	1,893,461
Fortune Brands Home & Security, Inc.	31,393	2,538,752
GATX Corp.	15,400	1,051,512
General Dynamics Corp.	73,015	9,589,060
General Electric Co.	4,619,916	34,279,777
Graco, Inc.	19,045	1,178,886
HD Supply Holdings, Inc. *	43,433	1,731,239
Hexcel Corp.	24,234	811,354
Honeywell International, Inc.	110,116	18,163,634
Howmet Aerospace, Inc.	122,280	2,109,330
Hubbell, Inc.	11,579	1,684,860
Huntington Ingalls Industries, Inc.	11,372	1,677,143
IDEX Corp.	8,359	1,424,290
Illinois Tool Works, Inc.	58,124	11,385,329
ITT, Inc.	15,762	953,759
Jacobs Engineering Group, Inc.	32,739	3,110,205
Johnson Controls International plc	193,073	8,149,611
L3Harris Technologies, Inc.	19,008	3,062,379
Lennox International, Inc.	4,139	1,124,401
Lincoln Electric Holdings, Inc.	14,997	1,526,995
Lockheed Martin Corp.	31,695	11,097,370
Masco Corp.	41,275	2,212,340
MSC Industrial Direct Co., Inc., Class A	16,584	1,155,241
Nordson Corp.	6,041	1,168,511
Northrop Grumman Corp.	27,898	8,085,398
Oshkosh Corp.	23,963	1,614,148
Otis Worldwide Corp.	77,022	4,719,908
Owens Corning	37,944	2,484,194
PACCAR, Inc.	88,100	7,521,978
Parker-Hannifin Corp.	25,168	5,244,005
Pentair plc	36,830	1,832,661
Quanta Services, Inc.	58,831	3,672,819
Raytheon Technologies Corp.	355,936	19,334,444
Regal Beloit Corp.	13,773	1,358,706
Resideo Technologies, Inc. *	117,606	1,185,469
Rockwell Automation, Inc.	17,570	4,166,198
Roper Technologies, Inc.	5,902	2,191,649
Sensata Technologies Holding plc *	27,626	1,207,532
Snap-on, Inc.	14,239	2,243,070
Spirit AeroSystems Holdings, Inc., Class A	72,274	1,314,664
Stanley Black & Decker, Inc.	28,177	4,683,017
Textron, Inc.	98,633	3,531,061
The Boeing Co.	124,822	18,023,049
The Timken Co.	20,870	1,245,939
The Toro Co.	14,180	1,164,178
Trane Technologies plc	47,452	6,299,253
TransDigm Group, Inc.	5,495	2,623,368
Trinity Industries, Inc.	58,942	1,110,467
UFP Industries, Inc.	19,218	959,170

1
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
United Rentals, Inc. *	27,563	4,914,207
Univar Solutions, Inc. *	58,416	969,121
Valmont Industries, Inc.	8,363	1,187,128
W.W. Grainger, Inc.	11,193	3,917,774
Watsco, Inc.	7,005	1,570,101
WESCO International, Inc. *	50,944	2,100,931
Westinghouse Air Brake Technologies Corp.	17,451	1,034,844
Xylem, Inc.	20,312	1,769,988
		368,764,509

Commercial & Professional Services 0.6%
ABM Industries, Inc.	27,833	966,362
Cintas Corp.	8,847	2,782,824
Equifax, Inc.	11,943	1,631,414
IHS Markit Ltd.	23,901	1,932,874
ManpowerGroup, Inc.	48,758	3,309,206
Nielsen Holdings plc	192,942	2,606,646
Pitney Bowes, Inc.	285,169	1,514,247
Republic Services, Inc.	34,679	3,057,647
Robert Half International, Inc.	41,320	2,094,511
Verisk Analytics, Inc.	8,647	1,538,907
Waste Management, Inc.	66,507	7,176,770
		28,611,408

Consumer Durables & Apparel 1.7%
Brunswick Corp.	22,563	1,437,489
Capri Holdings Ltd. *	135,152	2,867,925
Carter's, Inc.	15,065	1,227,044
D.R. Horton, Inc.	64,624	4,317,529
Garmin Ltd.	18,620	1,936,852
Hanesbrands, Inc.	132,023	2,121,610
Hasbro, Inc.	24,244	2,005,464
Leggett & Platt, Inc.	39,712	1,657,182
Lennar Corp., Class A	45,302	3,181,559
Lululemon Athletica, Inc. *	4,816	1,537,701
Mattel, Inc. *	155,921	2,147,032
Mohawk Industries, Inc. *	25,399	2,620,923
Newell Brands, Inc.	129,178	2,281,283
NIKE, Inc., Class B	139,446	16,744,676
NVR, Inc. *	619	2,446,963
Polaris, Inc.	17,535	1,593,230
PulteGroup, Inc.	75,456	3,075,586
PVH Corp.	44,906	2,617,571
Ralph Lauren Corp.	24,042	1,607,208
Skechers U.S.A., Inc., Class A *	31,714	1,005,651
Tapestry, Inc.	141,828	3,152,836
Taylor Morrison Home Corp. *	51,050	1,102,680
Toll Brothers, Inc.	40,477	1,711,368
Under Armour, Inc., Class A *	43,724	605,140
Under Armour, Inc., Class C *	44,860	548,638
VF Corp.	63,523	4,268,746
Whirlpool Corp.	30,403	5,623,339
		75,443,225

Consumer Services 1.9%
Aramark	79,744	2,212,099
Carnival Corp.	302,432	4,146,343
Chipotle Mexican Grill, Inc. *	2,110	2,535,123
Cracker Barrel Old Country Store, Inc.	7,553	859,682
Darden Restaurants, Inc.	27,222	2,502,246
Domino's Pizza, Inc.	4,476	1,693,360
Extended Stay America, Inc.	85,873	974,659
H&R Block, Inc.	73,908	1,275,652
Hilton Worldwide Holdings, Inc.	26,109	2,292,631
Security	Number of Shares	Value ($)
Las Vegas Sands Corp.	85,916	4,129,123
Marriott International, Inc., Class A	35,553	3,302,163
McDonald's Corp.	116,695	24,856,035
MGM Resorts International	133,280	2,741,570
Norwegian Cruise Line Holdings Ltd. *	95,420	1,586,835
Royal Caribbean Cruises Ltd.	55,872	3,152,298
Service Corp. International	23,937	1,108,522
Six Flags Entertainment Corp.	40,563	876,972
Starbucks Corp.	153,442	13,343,316
The Wendy's Co.	50,050	1,093,593
Wyndham Destinations, Inc.	34,481	1,125,115
Wynn Resorts Ltd.	19,643	1,422,742
Yum China Holdings, Inc.	55,542	2,956,501
Yum! Brands, Inc.	60,546	5,650,758
		85,837,338

Diversified Financials 5.2%
Affiliated Managers Group, Inc.	19,450	1,465,947
Ally Financial, Inc.	259,951	6,935,493
American Express Co.	161,827	14,765,095
Ameriprise Financial, Inc.	41,249	6,634,077
Annaly Capital Management, Inc.	214,983	1,524,229
Berkshire Hathaway, Inc., Class A *	65	19,662,501
Berkshire Hathaway, Inc., Class B *	202,279	40,840,130
BlackRock, Inc.	14,453	8,660,382
Capital One Financial Corp.	234,101	17,108,101
Chimera Investment Corp.	81,659	681,853
CME Group, Inc.	21,235	3,200,539
Discover Financial Services	171,437	11,145,119
Equitable Holdings, Inc.	86,827	1,865,912
Evercore, Inc., Class A	14,441	1,148,637
Franklin Resources, Inc.	196,567	3,685,631
Intercontinental Exchange, Inc.	35,867	3,385,845
Invesco Ltd.	240,115	3,147,908
Jefferies Financial Group, Inc.	79,155	1,544,314
Lazard Ltd., Class A	38,926	1,310,638
LPL Financial Holdings, Inc.	16,839	1,345,941
Moody's Corp.	10,682	2,808,298
Morgan Stanley	269,867	12,994,096
MSCI, Inc.	3,745	1,310,151
Nasdaq, Inc.	9,790	1,184,492
Navient Corp.	220,900	1,769,409
New Residential Investment Corp.	145,844	1,093,830
Northern Trust Corp.	30,660	2,399,758
Raymond James Financial, Inc.	17,982	1,374,544
S&P Global, Inc.	14,915	4,813,518
Santander Consumer USA Holdings, Inc.	57,074	1,160,885
SEI Investments Co.	20,051	985,507
Starwood Property Trust, Inc.	59,177	826,703
State Street Corp.	78,854	4,644,501
Synchrony Financial	339,375	8,491,163
T. Rowe Price Group, Inc.	43,130	5,462,846
The Bank of New York Mellon Corp.	242,167	8,320,858
The Charles Schwab Corp. (a)	129,130	5,308,534
The Goldman Sachs Group, Inc.	101,865	19,256,560
Voya Financial, Inc.	60,880	2,917,978
		237,181,923

Energy 5.7%
Antero Resources Corp. *	575,595	1,957,023
Apache Corp.	188,306	1,562,940
Baker Hughes Co.	421,619	6,227,313
Cabot Oil & Gas Corp.	58,857	1,047,066
Chevron Corp.	754,257	52,420,862
Concho Resources, Inc.	32,144	1,334,297
ConocoPhillips	416,793	11,928,616

2
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Delek US Holdings, Inc.	56,026	563,622
Devon Energy Corp.	152,643	1,363,102
EOG Resources, Inc.	125,075	4,282,568
Exxon Mobil Corp.	2,315,175	75,521,009
Halliburton Co.	393,889	4,750,301
Helmerich & Payne, Inc.	80,184	1,192,336
Hess Corp.	72,202	2,687,358
HollyFrontier Corp.	135,436	2,506,920
Kinder Morgan, Inc.	563,743	6,708,542
Marathon Oil Corp.	549,042	2,174,206
Marathon Petroleum Corp.	420,538	12,405,871
Murphy Oil Corp.	127,959	987,843
Nabors Industries Ltd. (b)	27,151	771,631
National Oilwell Varco, Inc.	373,029	3,133,444
Occidental Petroleum Corp.	613,085	5,597,466
Oceaneering International, Inc. *	162,209	661,813
ONEOK, Inc.	95,107	2,758,103
Patterson-UTI Energy, Inc.	233,095	596,723
PBF Energy, Inc., Class A	206,928	966,354
Peabody Energy Corp. *	255,568	329,683
Phillips 66	321,190	14,986,725
Pioneer Natural Resources Co.	25,703	2,044,931
Schlumberger N.V.	740,572	11,064,146
SM Energy Co.	229,727	369,860
Targa Resources Corp.	109,545	1,758,197
The Williams Cos., Inc.	264,774	5,081,013
Transocean Ltd. *(b)	906,622	607,890
Valero Energy Corp.	375,935	14,514,850
World Fuel Services Corp.	144,061	3,032,484
WPX Energy, Inc. *	124,593	574,374
		260,471,482

Food & Staples Retailing 3.2%
Casey's General Stores, Inc.	10,319	1,739,474
Costco Wholesale Corp.	73,983	26,457,801
Performance Food Group Co. *	45,641	1,533,994
Rite Aid Corp. *(b)	155,966	1,425,529
SpartanNash, Co.	74,935	1,379,553
Sprouts Farmers Market, Inc. *	50,133	955,034
Sysco Corp.	111,393	6,161,147
The Kroger Co.	527,920	17,004,303
U.S. Foods Holding Corp. *	134,336	2,807,622
United Natural Foods, Inc. *	165,526	2,411,714
Walgreens Boots Alliance, Inc.	538,006	18,313,724
Walmart, Inc.	484,857	67,273,909
		147,463,804

Food, Beverage & Tobacco 4.2%
Altria Group, Inc.	492,363	17,764,457
Archer-Daniels-Midland Co.	423,507	19,582,964
Brown-Forman Corp., Class B	21,611	1,506,503
Bunge Ltd.	164,935	9,356,762
Campbell Soup Co.	32,306	1,507,721
Coca-Cola European Partners plc	46,663	1,666,336
Conagra Brands, Inc.	91,985	3,227,754
Constellation Brands, Inc., Class A	18,807	3,107,481
Darling Ingredients, Inc. *	38,635	1,661,305
Flowers Foods, Inc.	50,328	1,186,734
General Mills, Inc.	125,382	7,412,584
Hormel Foods Corp.	47,347	2,305,325
Ingredion, Inc.	28,990	2,055,101
Kellogg Co.	49,730	3,127,520
McCormick & Co., Inc. - Non Voting Shares	8,925	1,611,052
Molson Coors Beverage Co., Class B	66,586	2,347,822
Mondelez International, Inc., Class A	284,912	15,134,525
Security	Number of Shares	Value ($)
Monster Beverage Corp. *	29,675	2,272,215
PepsiCo, Inc.	205,958	27,452,142
Philip Morris International, Inc.	321,359	22,822,916
Sanderson Farms, Inc.	9,517	1,217,890
The Coca-Cola Co.	503,136	24,180,716
The Hershey Co.	18,247	2,508,233
The JM Smucker Co.	32,167	3,609,137
The Kraft Heinz Co.	209,116	6,396,858
Tyson Foods, Inc., Class A	114,920	6,576,872
		191,598,925

Health Care Equipment & Services 5.9%
Abbott Laboratories	138,522	14,560,047
AmerisourceBergen Corp.	48,936	4,701,282
Anthem, Inc.	76,928	20,985,958
Baxter International, Inc.	50,956	3,952,657
Becton, Dickinson & Co.	18,966	4,383,612
Boston Scientific Corp. *	61,774	2,116,995
Cardinal Health, Inc.	191,257	8,757,658
Centene Corp. *	94,166	5,565,211
Cerner Corp.	42,821	3,001,324
Cigna Corp.	39,478	6,591,642
CVS Health Corp.	572,306	32,100,644
Danaher Corp.	38,288	8,788,627
DaVita, Inc. *	42,079	3,629,314
DENTSPLY SIRONA, Inc.	35,880	1,693,177
Edwards Lifesciences Corp. *	19,463	1,395,302
Encompass Health Corp.	16,491	1,011,063
HCA Healthcare, Inc.	71,369	8,845,474
Henry Schein, Inc. *	37,883	2,408,601
Hologic, Inc. *	25,335	1,743,555
Humana, Inc.	34,579	13,806,703
Intuitive Surgical, Inc. *	4,173	2,783,725
Laboratory Corp. of America Holdings *	16,505	3,297,204
Magellan Health, Inc. *	14,972	1,082,026
McKesson Corp.	101,270	14,936,312
MEDNAX, Inc. *	76,187	971,384
Medtronic plc	201,187	20,233,377
Molina Healthcare, Inc. *	9,335	1,740,697
Owens & Minor, Inc.	145,290	3,649,685
Patterson Cos., Inc.	60,262	1,499,017
Quest Diagnostics, Inc.	32,997	4,030,254
ResMed, Inc.	8,321	1,597,133
STERIS plc	7,433	1,317,053
Stryker Corp.	26,958	5,445,786
Tenet Healthcare Corp. *	63,469	1,557,529
The Cooper Cos., Inc.	3,221	1,027,660
UnitedHealth Group, Inc.	151,427	46,206,435
Universal Health Services, Inc., Class B	27,613	3,025,004
Varian Medical Systems, Inc. *	10,735	1,855,008
Zimmer Biomet Holdings, Inc.	21,709	2,867,759
		269,161,894

Household & Personal Products 1.7%
Church & Dwight Co., Inc.	28,652	2,532,550
Colgate-Palmolive Co.	112,669	8,888,457
Kimberly-Clark Corp.	43,113	5,716,353
Nu Skin Enterprises, Inc., Class A	29,131	1,437,615
The Clorox Co.	13,634	2,825,646
The Estee Lauder Cos., Inc., Class A	17,210	3,780,349
The Procter & Gamble Co.	366,451	50,240,432
		75,421,402

3
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Insurance 3.4%
Aflac, Inc.	216,436	7,348,002
Alleghany Corp.	2,866	1,567,501
American Financial Group, Inc.	17,428	1,306,054
American International Group, Inc.	715,795	22,540,385
Aon plc, Class A	34,078	6,270,693
Arch Capital Group Ltd. *	42,914	1,296,432
Arthur J. Gallagher & Co.	18,681	1,937,407
Assurant, Inc.	11,516	1,432,245
Assured Guaranty Ltd.	64,870	1,656,131
Athene Holding Ltd., Class A *	29,188	936,351
Axis Capital Holdings Ltd.	27,966	1,193,869
Chubb Ltd.	74,043	9,618,926
Cincinnati Financial Corp.	25,024	1,770,198
CNO Financial Group, Inc.	87,634	1,555,503
Everest Re Group Ltd.	10,338	2,037,413
Fidelity National Financial, Inc.	64,259	2,010,664
First American Financial Corp.	26,558	1,184,221
Genworth Financial, Inc., Class A *	398,587	1,566,447
Globe Life, Inc.	20,326	1,648,235
Lincoln National Corp.	88,101	3,092,345
Loews Corp.	98,564	3,418,200
Markel Corp. *	1,327	1,237,826
Marsh & McLennan Cos., Inc.	63,748	6,595,368
MetLife, Inc.	281,533	10,656,024
Old Republic International Corp.	85,273	1,388,244
Primerica, Inc.	7,832	863,400
Principal Financial Group, Inc.	81,025	3,177,800
Prudential Financial, Inc.	160,587	10,280,780
Reinsurance Group of America, Inc.	19,116	1,931,098
RenaissanceRe Holdings Ltd.	6,186	1,000,400
The Allstate Corp.	100,560	8,924,700
The Hartford Financial Services Group, Inc.	101,155	3,896,491
The Progressive Corp.	72,323	6,646,484
The Travelers Cos., Inc.	141,111	17,033,509
Unum Group	110,396	1,949,593
W.R. Berkley Corp.	26,119	1,570,274
Willis Towers Watson plc	11,377	2,076,075
		154,615,288

Materials 3.7%
Air Products & Chemicals, Inc.	20,735	5,727,836
Albemarle Corp.	22,530	2,100,021
Alcoa Corp. *	211,093	2,727,322
AptarGroup, Inc.	8,998	1,026,582
Arconic Corp. *	29,319	637,395
Ashland Global Holdings, Inc.	15,405	1,074,807
Avery Dennison Corp.	15,201	2,103,666
Ball Corp.	29,635	2,637,515
Berry Global Group, Inc. *	27,944	1,303,029
Celanese Corp.	29,467	3,344,799
CF Industries Holdings, Inc.	73,333	2,024,724
Commercial Metals Co.	65,066	1,343,613
Corteva, Inc.	133,280	4,395,574
Crown Holdings, Inc. *	18,824	1,615,099
Domtar Corp.	59,777	1,427,475
Dow, Inc.	117,347	5,338,115
DuPont de Nemours, Inc.	266,292	15,146,689
Eastman Chemical Co.	57,191	4,623,320
Ecolab, Inc.	28,310	5,197,433
Freeport-McMoRan, Inc.	314,935	5,460,973
Graphic Packaging Holding Co.	94,796	1,259,839
Huntsman Corp.	102,033	2,478,382
International Flavors & Fragrances, Inc. (b)	11,927	1,224,426
International Paper Co.	170,992	7,480,900
Security	Number of Shares	Value ($)
Linde plc	55,853	12,306,650
LyondellBasell Industries N.V., Class A	161,499	11,054,607
Martin Marietta Materials, Inc.	9,046	2,409,402
Newmont Corp.	61,269	3,850,144
Nucor Corp.	158,514	7,570,629
O-I Glass, Inc.	139,319	1,313,778
Olin Corp.	101,926	1,686,875
Packaging Corp. of America	24,428	2,796,762
PPG Industries, Inc.	59,834	7,761,666
Reliance Steel & Aluminum Co.	32,057	3,493,892
RPM International, Inc.	19,424	1,644,630
Sealed Air Corp.	60,242	2,384,981
Sonoco Products Co.	28,690	1,402,654
Steel Dynamics, Inc.	98,384	3,097,128
The Chemours Co.	77,874	1,568,382
The Mosaic Co.	284,275	5,259,088
The Sherwin-Williams Co.	6,425	4,420,272
United States Steel Corp.	260,909	2,520,381
Vulcan Materials Co.	14,781	2,140,880
WestRock Co.	145,801	5,474,828
		165,857,163

Media & Entertainment 4.6%
Activision Blizzard, Inc.	64,823	4,909,046
Alphabet, Inc., Class A *	18,196	29,406,738
Alphabet, Inc., Class C *	18,267	29,610,990
Altice USA, Inc., Class A *	82,987	2,236,500
Charter Communications, Inc., Class A *	18,247	11,017,903
Cinemark Holdings, Inc.	56,239	460,597
Comcast Corp., Class A	932,411	39,385,041
Discovery, Inc., Class A *	36,999	748,860
Discovery, Inc., Class C *	82,858	1,517,959
DISH Network Corp., Class A *	57,178	1,457,467
Electronic Arts, Inc. *	27,774	3,328,158
Facebook, Inc., Class A *	97,592	25,677,431
Fox Corp., Class A	86,933	2,305,463
Fox Corp., Class B	39,444	1,031,066
IAC/InterActiveCorp *	5,247	633,418
Liberty Media Corp. - Liberty SiriusXM, Class A *	36,356	1,256,827
Liberty Media Corp. - Liberty SiriusXM, Class C *	67,538	2,336,815
Netflix, Inc. *	3,242	1,542,349
News Corp., Class A	136,042	1,786,231
News Corp., Class B	43,760	569,755
Omnicom Group, Inc.	59,249	2,796,553
The Interpublic Group of Cos., Inc.	97,745	1,768,207
The Walt Disney Co.	300,482	36,433,442
ViacomCBS, Inc., Class B	303,063	8,658,510
		210,875,326

Pharmaceuticals, Biotechnology & Life Sciences 6.0%
AbbVie, Inc.	301,461	25,654,331
Agilent Technologies, Inc.	27,630	2,820,747
Alexion Pharmaceuticals, Inc. *	18,128	2,087,258
Amgen, Inc.	104,429	22,654,827
Biogen, Inc. *	25,864	6,519,538
Bristol-Myers Squibb Co.	236,044	13,796,772
Eli Lilly & Co.	68,164	8,892,675
Gilead Sciences, Inc.	424,815	24,702,992
ICON plc *	6,047	1,090,274
Illumina, Inc. *	4,415	1,292,270
IQVIA Holdings, Inc. *	22,729	3,500,039
Jazz Pharmaceuticals plc *	8,895	1,281,769
Johnson & Johnson	394,308	54,063,570
Merck & Co., Inc.	421,770	31,721,322

4
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Mettler-Toledo International, Inc. *	1,968	1,963,887
Mylan N.V. *	220,698	3,208,949
Perrigo Co., plc	25,019	1,097,584
Pfizer, Inc.	1,343,885	47,681,040
Regeneron Pharmaceuticals, Inc. *	4,456	2,422,103
Thermo Fisher Scientific, Inc.	23,913	11,313,719
United Therapeutics Corp. *	15,590	2,092,646
Waters Corp. *	8,467	1,886,617
Zoetis, Inc.	19,865	3,149,596
		274,894,525

Real Estate 1.9%
Alexandria Real Estate Equities, Inc.	6,290	953,061
American Tower Corp.	20,178	4,633,878
Apple Hospitality REIT, Inc.	87,913	870,339
AvalonBay Communities, Inc.	13,554	1,885,768
Boston Properties, Inc.	25,714	1,861,951
Brixmor Property Group, Inc.	88,387	968,722
Camden Property Trust	10,676	984,754
CBRE Group, Inc., Class A *	60,033	3,025,663
Colony Capital, Inc.	403,416	1,436,161
CoreCivic, Inc.	91,543	586,791
Crown Castle International Corp.	30,167	4,712,085
Digital Realty Trust, Inc.	62,036	8,951,795
Diversified Healthcare Trust	246,521	713,678
Duke Realty Corp.	30,816	1,170,700
Equinix, Inc.	4,544	3,322,755
Equity Residential	45,196	2,123,308
Essex Property Trust, Inc.	5,542	1,133,838
Extra Space Storage, Inc.	10,213	1,184,197
Healthpeak Properties, Inc.	71,696	1,933,641
Host Hotels & Resorts, Inc.	281,580	2,950,958
Iron Mountain, Inc.	79,860	2,081,152
Jones Lang LaSalle, Inc.	16,283	1,837,699
Kimco Realty Corp.	84,709	869,114
Lamar Advertising Co., Class A	13,970	865,581
Mid-America Apartment Communities, Inc.	10,767	1,255,755
Outfront Media, Inc.	54,650	716,462
Park Hotels & Resorts, Inc.	130,109	1,291,982
Prologis, Inc.	33,464	3,319,629
Public Storage	12,328	2,823,975
Realogy Holdings Corp. *	201,102	2,244,298
Realty Income Corp.	20,263	1,172,417
Service Properties Trust	143,302	1,033,207
Simon Property Group, Inc.	66,833	4,197,781
SL Green Realty Corp.	26,442	1,131,982
The Macerich Co. (b)	110,764	770,918
UDR, Inc.	26,626	831,796
Ventas, Inc.	84,663	3,341,649
VEREIT, Inc.	216,481	1,342,182
Vornado Realty Trust	35,836	1,101,240
Welltower, Inc.	72,965	3,923,328
Weyerhaeuser Co.	186,158	5,080,252
WP Carey, Inc.	14,295	895,010
		87,531,452

Retailing 5.9%
Aaron's Holdings Co., Inc.	24,504	1,280,579
Abercrombie & Fitch Co., Class A	90,261	1,283,511
Advance Auto Parts, Inc.	16,087	2,369,293
Amazon.com, Inc. *	9,033	27,425,543
American Eagle Outfitters, Inc.	127,451	1,747,353
Asbury Automotive Group, Inc. *	10,550	1,086,439
AutoNation, Inc. *	34,797	1,974,034
AutoZone, Inc. *	1,972	2,226,348
Security	Number of Shares	Value ($)
Bed Bath & Beyond, Inc.	443,907	8,789,359
Best Buy Co., Inc.	88,604	9,883,776
Big Lots, Inc.	49,643	2,363,007
Booking Holdings, Inc. *	5,484	8,897,790
Burlington Stores, Inc. *	4,447	860,850
CarMax, Inc. *	37,263	3,221,014
Core-Mark Holding Co., Inc.	63,506	1,736,889
Dick's Sporting Goods, Inc.	47,777	2,706,567
Dollar General Corp.	47,480	9,909,551
Dollar Tree, Inc. *	44,714	4,038,568
eBay, Inc.	173,707	8,273,664
Expedia Group, Inc.	26,718	2,515,500
Foot Locker, Inc.	92,191	3,400,004
GameStop Corp., Class A *(b)	501,778	5,253,616
Genuine Parts Co.	41,089	3,715,678
Group 1 Automotive, Inc.	15,469	1,640,951
Kohl's Corp.	261,740	5,572,445
L Brands, Inc.	158,885	5,085,909
Lithia Motors, Inc., Class A	7,811	1,793,171
LKQ Corp. *	74,294	2,376,665
Lowe's Cos., Inc.	144,036	22,772,092
Macy's, Inc.	800,350	4,970,173
Murphy USA, Inc. *	17,378	2,125,156
Nordstrom, Inc. (b)	121,597	1,471,324
O'Reilly Automotive, Inc. *	10,615	4,634,509
Penske Automotive Group, Inc.	24,516	1,254,239
Qurate Retail, Inc. Class A	495,458	3,354,251
Ross Stores, Inc.	48,059	4,093,185
Signet Jewelers Ltd.	105,764	2,356,422
Target Corp.	157,876	24,031,885
The Gap, Inc.	271,125	5,273,381
The Home Depot, Inc.	144,174	38,452,647
The ODP Corp.	85,528	1,667,796
The TJX Cos., Inc.	228,907	11,628,476
Tiffany & Co.	19,294	2,524,427
Tractor Supply Co.	24,803	3,304,008
Ulta Beauty, Inc. *	7,389	1,527,823
Urban Outfitters, Inc. *	59,177	1,322,014
Williams-Sonoma, Inc.	22,698	2,070,285
		270,262,167

Semiconductors & Semiconductor Equipment 3.8%
Analog Devices, Inc.	29,017	3,439,385
Applied Materials, Inc.	145,513	8,618,735
Broadcom, Inc.	30,927	10,813,007
Intel Corp.	951,191	42,118,737
KLA Corp.	18,502	3,648,224
Lam Research Corp.	15,733	5,381,945
Marvell Technology Group Ltd.	45,637	1,711,844
Maxim Integrated Products, Inc.	34,031	2,370,259
Microchip Technology, Inc.	19,827	2,083,421
Micron Technology, Inc. *	248,112	12,489,958
NVIDIA Corp.	17,899	8,973,843
NXP Semiconductors N.V.	45,221	6,110,261
ON Semiconductor Corp. *	80,762	2,026,319
Qorvo, Inc. *	19,505	2,484,157
QUALCOMM, Inc.	266,669	32,896,288
Skyworks Solutions, Inc.	27,128	3,832,915
Teradyne, Inc.	16,023	1,407,620
Texas Instruments, Inc.	132,061	19,094,700
Xilinx, Inc.	28,269	3,355,248
		172,856,866

Software & Services 6.4%
Accenture plc, Class A	63,390	13,749,925
Adobe, Inc. *	11,718	5,239,118

5
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Akamai Technologies, Inc. *	17,791	1,692,280
Alliance Data Systems Corp.	40,708	2,098,090
Amdocs Ltd.	34,982	1,972,285
ANSYS, Inc. *	3,900	1,187,043
Autodesk, Inc. *	5,217	1,228,812
Automatic Data Processing, Inc.	41,127	6,496,421
Booz Allen Hamilton Holding Corp.	16,797	1,318,565
Broadridge Financial Solutions, Inc.	12,465	1,715,184
CACI International, Inc., Class A *	4,140	863,314
Cadence Design Systems, Inc. *	13,301	1,454,730
CDK Global, Inc.	25,218	1,086,896
Check Point Software Technologies Ltd. *	14,058	1,596,427
Citrix Systems, Inc.	17,574	1,990,607
Cognizant Technology Solutions Corp., Class A	120,843	8,630,607
Conduent, Inc. *	332,146	1,157,529
DXC Technology Co.	235,703	4,341,649
Fidelity National Information Services, Inc.	34,116	4,250,512
Fiserv, Inc. *	41,143	3,927,922
FleetCor Technologies, Inc. *	5,633	1,244,386
Genpact Ltd.	28,869	992,228
Global Payments, Inc.	10,525	1,660,214
International Business Machines Corp.	332,909	37,172,619
Intuit, Inc.	15,277	4,807,366
Jack Henry & Associates, Inc.	6,824	1,011,658
Leidos Holdings, Inc.	25,277	2,097,991
Mastercard, Inc., Class A	36,189	10,445,593
MAXIMUS, Inc.	13,907	939,835
Microsoft Corp.	480,237	97,233,585
NortonLifeLock, Inc.	176,070	3,621,760
Oracle Corp.	471,646	26,464,057
Paychex, Inc.	35,297	2,903,178
PayPal Holdings, Inc. *	39,108	7,279,172
Perspecta, Inc.	43,399	778,144
Sabre Corp.	113,186	737,973
salesforce.com, Inc. *	12,007	2,788,866
Science Applications International Corp.	11,151	851,602
Synopsys, Inc. *	7,207	1,541,289
Teradata Corp. *	56,446	1,036,913
The Western Union Co.	107,384	2,087,545
VeriSign, Inc. *	4,924	939,007
Visa, Inc., Class A	84,709	15,392,472
		290,025,369

Technology Hardware & Equipment 8.4%
Amphenol Corp., Class A	31,116	3,511,129
Apple Inc.	2,350,490	255,874,341
Arrow Electronics, Inc. *	55,856	4,350,624
Avnet, Inc.	166,414	4,105,433
CDW Corp.	19,701	2,415,343
Cisco Systems, Inc.	938,540	33,693,586
CommScope Holding Co., Inc. *	107,985	961,067
Corning, Inc.	363,485	11,620,615
Dell Technologies, Inc., Class C *	21,803	1,313,849
F5 Networks, Inc. *	14,562	1,935,872
Flex Ltd. *	283,682	4,014,100
FLIR Systems, Inc.	21,915	760,231
Hewlett Packard Enterprise Co.	1,052,892	9,096,987
HP, Inc.	406,300	7,297,148
Insight Enterprises, Inc. *	17,405	928,557
Jabil, Inc.	83,290	2,760,231
Juniper Networks, Inc.	163,506	3,224,338
Motorola Solutions, Inc.	30,268	4,784,160
NCR Corp. *	52,066	1,057,981
NetApp, Inc.	79,883	3,506,065
Sanmina Corp. *	49,336	1,205,772
Seagate Technology plc	113,395	5,422,549
Security	Number of Shares	Value ($)
SYNNEX Corp.	15,405	2,027,914
TE Connectivity Ltd.	65,878	6,382,261
Trimble, Inc. *	25,590	1,231,647
Vontier Corp. *	12,295	353,358
Western Digital Corp.	145,346	5,483,905
Xerox Holdings Corp.	101,432	1,762,888
		381,081,951

Telecommunication Services 3.5%
AT&T, Inc.	2,518,612	68,052,896
CenturyLink, Inc.	932,916	8,041,736
Liberty Global plc, Class A *	89,896	1,706,226
Liberty Global plc, Class C *	218,949	4,085,588
T-Mobile US, Inc. *	68,861	7,545,100
Telephone & Data Systems, Inc.	75,434	1,282,378
Verizon Communications, Inc.	1,190,105	67,824,084
		158,538,008

Transportation 2.7%
American Airlines Group, Inc. (b)	171,807	1,937,983
Avis Budget Group, Inc. *	86,033	2,896,731
C.H. Robinson Worldwide, Inc.	43,407	3,838,481
CSX Corp.	139,941	11,046,943
Delta Air Lines, Inc.	85,504	2,619,843
Expeditors International of Washington, Inc.	41,864	3,699,522
FedEx Corp.	101,140	26,242,796
Hertz Global Holdings, Inc. *	699,451	489,616
JB Hunt Transport Services, Inc.	17,357	2,113,041
Kansas City Southern	13,422	2,364,151
Kirby Corp. *	17,777	684,237
Knight-Swift Transportation Holdings, Inc.	27,825	1,057,072
Landstar System, Inc.	9,783	1,219,940
Macquarie Infrastructure Corp.	32,953	850,187
Norfolk Southern Corp.	47,796	9,995,099
Old Dominion Freight Line, Inc.	9,014	1,715,995
Ryder System, Inc.	62,224	3,065,154
Southwest Airlines Co.	61,676	2,438,052
Union Pacific Corp.	134,785	23,882,554
United Airlines Holdings, Inc. *	51,531	1,744,840
United Parcel Service, Inc., Class B	102,832	16,155,935
XPO Logistics, Inc. *	21,645	1,948,050
		122,006,222

Utilities 3.8%
Alliant Energy Corp.	35,323	1,952,655
Ameren Corp.	46,319	3,757,397
American Electric Power Co., Inc.	98,767	8,882,116
American Water Works Co., Inc.	18,178	2,735,971
Atmos Energy Corp.	16,005	1,467,178
CenterPoint Energy, Inc.	165,342	3,493,676
CMS Energy Corp.	50,311	3,186,196
Consolidated Edison, Inc.	83,691	6,568,907
Dominion Energy, Inc.	112,621	9,047,971
DTE Energy Co.	39,226	4,841,273
Duke Energy Corp.	180,713	16,645,474
Edison International	88,178	4,941,495
Entergy Corp.	41,329	4,183,321
Evergy, Inc.	59,062	3,260,222
Eversource Energy	52,234	4,558,461
Exelon Corp.	328,376	13,098,919
FirstEnergy Corp.	123,436	3,668,518
MDU Resources Group, Inc.	58,015	1,378,436
NextEra Energy, Inc.	195,828	14,336,568
NiSource, Inc.	71,042	1,631,835

6
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
NRG Energy, Inc.	41,127	1,300,436
OGE Energy Corp.	41,471	1,276,063
PG&E Corp. *	481,238	4,600,635
Pinnacle West Capital Corp.	27,657	2,255,982
Portland General Electric Co.	21,669	851,592
PPL Corp.	208,692	5,739,030
Public Service Enterprise Group, Inc.	117,016	6,804,480
Sempra Energy	40,296	5,051,507
Southwest Gas Holdings, Inc.	13,312	874,865
The AES Corp.	280,065	5,461,268
The Southern Co.	204,376	11,741,401
UGI Corp.	64,010	2,070,083
Vistra Corp.	123,941	2,152,855
WEC Energy Group, Inc.	42,796	4,303,138
Xcel Energy, Inc.	88,962	6,230,009
		174,349,933
Total Common Stock
(Cost $3,097,661,049)		4,536,929,983

Other Investment Companies 0.3% of net assets

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)	1,383,897	1,383,897

Securities Lending Collateral 0.3%
Wells Fargo Government Money Market Fund, Select Class 0.04% (c)	11,209,213	11,209,213
Total Other Investment Companies
(Cost $12,593,110)		12,593,110

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/18/20	59	9,630,865	(541,323)
*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $10,257,993.
(c)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust
7
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.3% of net assets

Automobiles & Components 1.7%
BorgWarner, Inc.	1	35
Cooper-Standard Holdings, Inc. *	161,775	2,538,250
Dorman Products, Inc. *	20,242	1,807,003
Fox Factory Holding Corp. *	5,391	453,275
Gentherm, Inc. *	29,843	1,381,432
LCI Industries	22,124	2,426,118
Modine Manufacturing Co. *	169,516	1,084,902
Patrick Industries, Inc.	17,753	989,730
Standard Motor Products, Inc.	26,640	1,220,112
Stoneridge, Inc. *	26,496	604,904
Tenneco, Inc., Class A *	355,367	3,063,264
Tesla, Inc. *	12,646	4,907,154
Veoneer, Inc. *	126,644	1,946,518
Winnebago Industries, Inc.	20,265	951,442
		23,374,139

Banks 7.6%
Associated Banc-Corp.	126,808	1,736,002
Atlantic Union Bankshares Corp.	28,002	708,171
Axos Financial, Inc. *	20,006	545,364
BancorpSouth Bank	60,943	1,426,676
Bank of Hawaii Corp.	25,790	1,563,906
Bank OZK	70,418	1,744,958
BankUnited, Inc.	99,778	2,519,394
Banner Corp.	20,858	769,034
Berkshire Hills Bancorp, Inc.	33,361	434,694
BOK Financial Corp.	20,249	1,189,426
Boston Private Financial Holdings, Inc.	87,292	539,465
Brookline Bancorp, Inc.	40,252	385,614
Cadence BanCorp	48,009	538,661
Capitol Federal Financial, Inc.	90,533	1,039,319
Cathay General Bancorp	46,656	1,097,816
Central Pacific Financial Corp.	32,745	450,899
Columbia Banking System, Inc.	39,313	1,116,882
Commerce Bancshares, Inc.	35,463	2,207,572
Community Bank System, Inc.	17,194	997,080
Cullen/Frost Bankers, Inc.	29,544	2,076,057
CVB Financial Corp.	44,328	775,740
Eagle Bancorp, Inc.	12,393	370,799
East West Bancorp, Inc.	84,238	3,073,002
Essent Group Ltd.	29,208	1,163,939
F.N.B. Corp.	248,016	1,875,001
Federal Agricultural Mortgage Corp., Class C	6,149	397,164
First BanCorp	132,525	860,087
First Citizens BancShares, Inc., Class A	3,290	1,522,283
First Commonwealth Financial Corp.	66,121	569,963
First Financial Bancorp	50,505	722,221
First Financial Bankshares, Inc.	25,743	767,399
First Hawaiian, Inc.	89,782	1,549,637
First Horizon National Corp.	331,544	3,451,373
First Interstate BancSystem, Inc., Class A	13,419	473,691
First Merchants Corp.	16,747	437,264
First Midwest Bancorp, Inc.	59,997	752,962
Flagstar Bancorp, Inc.	17,962	527,185
Security	Number of Shares	Value ($)
Fulton Financial Corp.	142,595	1,567,119
Glacier Bancorp, Inc.	30,819	1,103,320
Great Western Bancorp, Inc.	58,281	757,070
Hancock Whitney Corp.	71,715	1,640,122
Heartland Financial USA, Inc.	12,722	419,063
Hilltop Holdings, Inc.	42,815	976,610
Home BancShares, Inc.	79,099	1,313,043
Hope Bancorp, Inc.	102,833	829,862
Independent Bank Corp.	9,539	546,489
International Bancshares Corp.	33,961	940,040
Investors Bancorp, Inc.	151,991	1,285,844
MGIC Investment Corp.	276,134	2,777,908
National Bank Holdings Corp., Class A	20,451	616,598
NBT Bancorp, Inc.	24,424	668,729
Northwest Bancshares, Inc.	77,849	830,649
OFG Bancorp	51,611	742,682
Old National Bancorp	87,449	1,222,537
Park National Corp.	8,467	776,001
Pinnacle Financial Partners, Inc.	22,545	1,032,336
Popular, Inc.	67,224	2,836,853
Prosperity Bancshares, Inc.	34,376	1,894,461
Provident Financial Services, Inc.	47,237	641,006
Radian Group, Inc.	147,945	2,655,613
Renasant Corp.	21,500	612,965
S&T Bancorp, Inc.	17,942	355,072
Sandy Spring Bancorp, Inc.	15,881	402,583
Signature Bank	21,202	1,711,849
Simmons First National Corp., Class A	38,123	647,710
South State Corp.	16,351	1,003,951
Sterling Bancorp	80,563	1,077,933
SVB Financial Group *	14,588	4,240,732
Synovus Financial Corp.	125,910	3,273,660
TCF Financial Corp.	50,421	1,371,955
Texas Capital Bancshares, Inc. *	31,774	1,429,830
The Bank of N.T. Butterfield & Son Ltd.	34,056	901,122
Towne Bank	25,060	455,591
Trustmark Corp.	45,631	1,067,309
UMB Financial Corp.	21,848	1,329,888
Umpqua Holdings Corp.	197,817	2,484,581
United Bankshares, Inc.	55,368	1,452,303
United Community Banks, Inc.	37,063	776,099
Valley National Bancorp	182,420	1,393,689
Walker & Dunlop, Inc.	23,254	1,462,212
Washington Federal, Inc.	70,586	1,502,776
Webster Financial Corp.	62,245	2,004,911
WesBanco, Inc.	30,012	728,991
Westamerica Bancorp	9,883	517,573
Western Alliance Bancorp	30,032	1,237,318
Wintrust Financial Corp.	33,725	1,660,282
WSFS Financial Corp.	13,812	437,702
		105,991,242

Capital Goods 11.6%
AAON, Inc.	13,321	778,080
AAR Corp.	72,846	1,417,583
Advanced Drainage Systems, Inc.	8,529	540,994
Aegion Corp. *	63,269	892,726
Aerojet Rocketdyne Holdings, Inc. *	14,604	473,462
Air Lease Corp.	78,255	2,131,666

8
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Alamo Group, Inc.	8,580	1,032,431
Albany International Corp., Class A	16,309	830,780
Allegion plc	25,207	2,482,889
Altra Industrial Motion Corp.	28,950	1,237,902
American Woodmark Corp. *	12,022	993,137
Apogee Enterprises, Inc.	52,963	1,265,286
Applied Industrial Technologies, Inc.	44,157	2,695,785
Arcosa, Inc.	65,593	3,028,429
Argan, Inc.	20,121	828,784
Armstrong World Industries, Inc.	20,070	1,202,193
Astec Industries, Inc.	30,948	1,572,158
Astronics Corp. *	36,612	234,317
Atkore International Group, Inc. *	36,233	749,661
AZZ, Inc.	33,037	1,109,713
Barnes Group, Inc.	44,395	1,629,296
Beacon Roofing Supply, Inc. *	93,394	2,867,196
BMC Stock Holdings, Inc. *	73,237	2,899,453
Builders FirstSource, Inc. *	76,167	2,307,860
BWX Technologies, Inc.	37,778	2,078,168
CAI International, Inc.	20,316	535,327
Chart Industries, Inc. *	16,496	1,393,087
CIRCOR International, Inc. *	28,150	785,385
Colfax Corp. *	92,174	2,506,211
Columbus McKinnon Corp.	14,075	477,002
Comfort Systems USA, Inc.	34,496	1,579,917
Crane Co.	42,393	2,151,445
Cubic Corp.	23,731	1,402,739
Douglas Dynamics, Inc.	12,234	417,302
DXP Enterprises, Inc. *	32,190	503,452
Dycom Industries, Inc. *	54,141	3,515,917
Encore Wire Corp.	29,383	1,357,788
Enerpac Tool Group Corp.	63,849	1,138,428
EnerSys	45,743	3,275,199
EnPro Industries, Inc.	22,054	1,301,627
ESCO Technologies, Inc.	9,892	827,861
Federal Signal Corp.	33,737	967,577
Franklin Electric Co., Inc.	27,561	1,646,219
Generac Holdings, Inc. *	16,829	3,536,614
Gibraltar Industries, Inc. *	17,827	1,024,161
GMS, Inc. *	54,165	1,224,129
Granite Construction, Inc.	118,934	2,296,616
Griffon Corp.	56,444	1,210,159
H&E Equipment Services, Inc.	63,001	1,325,541
HEICO Corp.	6,343	666,332
HEICO Corp., Class A	12,364	1,156,034
Herc Holdings, Inc. *	36,657	1,626,105
Hillenbrand, Inc.	77,465	2,265,851
Hyster-Yale Materials Handling, Inc.	22,899	970,918
Ingersoll Rand, Inc. *	63,860	2,231,268
Insteel Industries, Inc.	32,585	709,050
JELD-WEN Holding, Inc. *	78,656	1,654,136
John Bean Technologies Corp.	10,895	914,853
Kadant, Inc.	4,357	501,578
Kaman Corp.	31,234	1,238,740
Kennametal, Inc.	74,503	2,309,593
Lindsay Corp.	9,572	1,007,932
Lydall, Inc. *	38,892	769,673
Masonite International Corp. *	26,302	2,314,576
MasTec, Inc. *	66,258	3,289,047
Maxar Technologies, Inc.	76,119	1,961,587
Meritor, Inc. *	65,565	1,595,852
Moog, Inc., Class A	44,859	2,798,753
MRC Global, Inc. *	264,518	1,126,847
Mueller Industries, Inc.	86,643	2,506,582
Mueller Water Products, Inc., Class A	116,784	1,209,882
MYR Group, Inc. *	35,456	1,515,744
National Presto Industries, Inc.	6,891	572,573
Navistar International Corp. *	35,327	1,522,947
Security	Number of Shares	Value ($)
NOW, Inc. *	311,708	1,268,652
nVent Electric plc	149,069	2,690,695
Primoris Services Corp.	83,525	1,576,117
Proto Labs, Inc. *	5,657	667,979
Quanex Building Products Corp.	55,527	1,010,591
Raven Industries, Inc.	27,678	606,702
RBC Bearings, Inc. *	7,357	875,851
REV Group, Inc.	61,110	479,713
Rexnord Corp.	59,591	1,911,679
Rush Enterprises, Inc., Class A	94,465	3,385,626
Simpson Manufacturing Co., Inc.	21,537	1,910,763
SiteOne Landscape Supply, Inc. *	8,428	1,007,062
SPX FLOW, Inc. *	36,547	1,547,765
Standex International Corp.	13,348	828,777
Teledyne Technologies, Inc. *	9,602	2,968,458
Tennant Co.	11,781	702,383
Terex Corp.	160,777	3,969,584
The Greenbrier Cos., Inc.	112,976	3,048,092
The Manitowoc Co., Inc. *	54,782	412,508
The Middleby Corp. *	31,711	3,156,513
Titan Machinery, Inc. *	62,426	935,766
Trex Co., Inc. *	19,264	1,339,619
TriMas Corp. *	32,710	795,834
Triton International Ltd.	51,916	1,914,662
Tutor Perini Corp. *	218,957	2,958,109
Vectrus, Inc. *	14,184	560,552
Wabash National Corp.	161,579	2,304,117
Watts Water Technologies, Inc., Class A	15,429	1,709,070
Welbilt, Inc. *	97,412	592,265
Woodward, Inc.	30,410	2,419,115
		161,670,724

Commercial & Professional Services 5.2%
ACCO Brands Corp.	192,547	1,014,723
ADT, Inc.	80,800	532,472
ASGN, Inc. *	38,624	2,575,448
Brady Corp., Class A	29,657	1,118,662
CBIZ, Inc. *	32,021	725,916
Cimpress plc *	7,681	563,785
Clean Harbors, Inc. *	41,202	2,182,470
Copart, Inc. *	31,534	3,480,092
CoreLogic, Inc.	53,508	4,116,370
CoStar Group, Inc. *	2,298	1,892,656
Covanta Holding Corp.	175,402	1,592,650
Deluxe Corp.	103,339	2,215,588
Exponent, Inc.	10,753	748,301
FTI Consulting, Inc. *	19,487	1,918,690
Harsco Corp. *	97,850	1,262,265
Healthcare Services Group, Inc.	80,245	1,836,006
Herman Miller, Inc.	80,991	2,467,796
HNI Corp.	69,276	2,254,934
Huron Consulting Group, Inc. *	15,668	593,190
IAA, Inc. *	45,838	2,593,972
ICF International, Inc.	15,784	1,032,116
Insperity, Inc.	16,811	1,287,386
Interface, Inc.	106,973	655,745
KAR Auction Services, Inc.	104,795	1,525,815
Kelly Services, Inc., Class A	177,834	3,090,755
Kforce, Inc.	32,660	1,133,302
Knoll, Inc.	72,413	829,853
Korn Ferry	53,995	1,630,109
Matthews International Corp., Class A	49,147	1,072,879
McGrath RentCorp	15,885	906,716
MSA Safety, Inc.	10,732	1,415,765
Quad Graphics, Inc.	357,362	811,212
Resources Connection, Inc.	71,595	768,930
Rollins, Inc.	33,083	1,913,852

9
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
RR Donnelley & Sons Co.	988,963	1,157,087
SP Plus Corp. *	39,224	722,898
Steelcase, Inc., Class A	164,893	1,721,483
Stericycle, Inc. *	49,326	3,073,010
Team, Inc. *	86,593	464,138
Tetra Tech, Inc.	27,866	2,811,958
The Brink's Co.	26,091	1,117,478
TransUnion	30,430	2,424,054
TriNet Group, Inc. *	9,256	637,924
TrueBlue, Inc. *	120,598	1,871,681
U.S. Ecology, Inc.	14,349	437,931
UniFirst Corp.	10,739	1,759,156
Viad Corp.	42,160	843,200
		72,802,419

Consumer Durables & Apparel 5.1%
Acushnet Holdings Corp.	25,741	878,540
American Outdoor Brands, Inc. *	24,830	375,678
Beazer Homes USA, Inc. *	69,563	847,277
Callaway Golf Co.	62,173	963,060
Cavco Industries, Inc. *	4,138	712,315
Century Communities, Inc. *	15,585	605,321
Columbia Sportswear Co.	20,292	1,513,580
Crocs, Inc. *	22,449	1,174,756
Deckers Outdoor Corp. *	17,568	4,451,204
Ethan Allen Interiors, Inc.	76,143	1,222,095
Fossil Group, Inc. *	597,356	3,410,903
G-III Apparel Group Ltd. *	151,022	2,035,777
Helen of Troy Ltd. *	14,531	2,755,078
iRobot Corp. *	18,419	1,465,784
KB Home	63,456	2,046,456
Kontoor Brands, Inc. *	108,139	3,557,773
La-Z-Boy, Inc.	71,642	2,452,306
LGI Homes, Inc. *	6,575	702,736
M.D.C. Holdings, Inc.	47,247	2,056,190
M/I Homes, Inc. *	30,958	1,266,801
Meritage Homes Corp. *	33,129	2,885,205
Movado Group, Inc.	47,918	522,785
Oxford Industries, Inc.	25,312	1,042,095
Smith & Wesson Brands, Inc.	99,880	1,657,009
Steven Madden Ltd.	98,316	2,360,567
Sturm, Ruger & Co., Inc.	22,708	1,518,257
Tempur Sealy International, Inc. *	23,339	2,077,171
TopBuild Corp. *	15,357	2,352,846
TRI Pointe Group, Inc. *	175,780	2,888,066
Tupperware Brands Corp. *	396,367	12,572,762
Universal Electronics, Inc. *	14,765	547,191
Vista Outdoor, Inc. *	181,182	3,581,968
Wolverine World Wide, Inc.	98,771	2,634,223
		71,133,775

Consumer Services 5.3%
Adtalem Global Education, Inc. *	74,811	1,753,570
American Public Education, Inc. *	22,735	642,719
Arcos Dorados Holdings, Inc., Class A	220,529	886,527
BJ's Restaurants, Inc.	45,600	1,286,376
Bloomin' Brands, Inc.	161,588	2,259,000
Boyd Gaming Corp.	72,161	2,288,947
Bright Horizons Family Solutions, Inc. *	17,087	2,700,600
Brinker International, Inc.	90,248	3,929,398
Caesars Entertainment, Inc. *	53,366	2,391,864
Choice Hotels International, Inc.	9,884	863,367
Churchill Downs, Inc.	14,262	2,127,177
Dave & Buster's Entertainment, Inc.	69,240	1,188,158
Denny's Corp. *	48,073	430,734
Dine Brands Global, Inc.	15,426	793,668
Security	Number of Shares	Value ($)
Dunkin' Brands Group, Inc.	31,531	3,143,956
Fiesta Restaurant Group, Inc. *	52,961	457,583
frontdoor, Inc. *	21,431	849,096
Graham Holdings Co., Class B	6,467	2,459,659
Grand Canyon Education, Inc. *	20,463	1,603,685
Hilton Grand Vacations, Inc. *	73,789	1,520,053
Houghton Mifflin Harcourt Co. *	495,441	1,293,101
Hyatt Hotels Corp., Class A	45,271	2,496,243
International Game Technology plc	251,317	2,063,313
Jack in the Box, Inc.	40,037	3,205,362
K12, Inc. *	56,885	1,357,845
Laureate Education, Inc., Class A *	122,184	1,588,392
Marriott Vacations Worldwide Corp.	26,201	2,531,017
Papa John's International, Inc.	12,908	988,753
Penn National Gaming, Inc. *	73,512	3,968,178
Perdoceo Education Corp. *	40,429	456,443
Planet Fitness, Inc., Class A *	7,526	446,066
Red Robin Gourmet Burgers, Inc. *	73,022	879,185
Red Rock Resorts, Inc., Class A	64,917	1,241,213
Regis Corp. *	91,859	508,899
Ruth's Hospitality Group, Inc.	39,335	439,765
Scientific Games Corp., Class A *	60,590	1,931,609
SeaWorld Entertainment, Inc. *	40,067	882,275
Strategic Education, Inc.	5,396	448,192
Terminix Global Holdings, Inc. *	49,955	2,352,381
Texas Roadhouse, Inc.	45,002	3,151,490
The Cheesecake Factory, Inc.	93,951	2,792,224
Vail Resorts, Inc.	13,633	3,163,401
WW International, Inc. *	24,285	513,871
Wyndham Hotels & Resorts, Inc.	40,643	1,890,306
		74,165,661

Diversified Financials 4.5%
AGNC Investment Corp.	211,436	2,953,761
Apollo Commercial Real Estate Finance, Inc.	82,431	717,150
Artisan Partners Asset Management, Inc., Class A	36,158	1,448,489
BGC Partners, Inc., Class A	285,663	842,706
Blackstone Mortgage Trust, Inc., Class A	56,813	1,232,842
Brightsphere Investment Group, Inc.	50,577	697,963
Cannae Holdings, Inc. *	43,764	1,618,393
Capstead Mortgage Corp.	128,505	656,661
Cboe Global Markets, Inc.	29,287	2,380,740
Cohen & Steers, Inc.	9,997	562,931
Compass Diversified Holdings	56,558	977,888
Credit Acceptance Corp. *	4,148	1,236,602
Donnelley Financial Solutions, Inc. *	83,297	1,052,041
Eaton Vance Corp.	72,388	4,328,079
Encore Capital Group, Inc. *	20,321	648,850
Enova International, Inc. *	48,566	745,488
FactSet Research Systems, Inc.	9,053	2,774,744
Federated Hermes, Inc.	90,822	2,170,646
FirstCash, Inc.	25,476	1,325,771
Green Dot Corp., Class A *	24,185	1,289,544
Greenhill & Co., Inc.	60,760	785,627
Houlihan Lokey, Inc.	15,952	1,000,190
Invesco Mortgage Capital, Inc. (a)	249,498	673,645
Janus Henderson Group plc	148,018	3,596,837
Ladder Capital Corp. REIT	104,476	783,570
MarketAxess Holdings, Inc.	3,232	1,741,563
MFA Financial, Inc.	554,201	1,562,847
Moelis & Co., Class A	31,641	1,177,045
Morningstar, Inc.	6,196	1,179,594
Nelnet, Inc., Class A	18,974	1,158,173
New York Mortgage Trust, Inc.	254,056	645,302
OneMain Holdings, Inc.	89,548	3,124,330

10
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
PennyMac Mortgage Investment Trust	76,462	1,144,636
Piper Sandler Cos.	10,092	842,177
PRA Group, Inc. *	37,769	1,289,056
Redwood Trust, Inc.	119,001	1,011,509
SLM Corp.	278,441	2,558,873
Stifel Financial Corp.	30,429	1,778,879
Two Harbors Investment Corp.	224,765	1,137,311
Virtus Investment Partners, Inc.	6,264	999,421
Waddell & Reed Financial, Inc., Class A	224,950	3,452,982
WisdomTree Investments, Inc.	165,863	603,741
World Acceptance Corp. *	13,305	1,117,487
		63,026,084

Energy 3.8%
Arch Resources, Inc.	53,298	1,628,254
Archrock, Inc.	165,093	979,002
Callon Petroleum Co. *(a)	55,532	290,432
Centennial Resource Development, Inc., Class A *	606,163	375,639
ChampionX Corp. *	114,664	1,001,017
Cheniere Energy, Inc. *	37,758	1,807,475
Cimarex Energy Co.	72,691	1,844,171
CNX Resources Corp. *	326,240	3,164,528
CONSOL Energy, Inc. *	233,287	884,158
Continental Resources, Inc.	87,913	1,057,593
Core Laboratories N.V.	56,430	815,414
Cosan Ltd., Class A	145,093	1,992,127
CVR Energy, Inc.	62,047	683,138
Diamondback Energy, Inc.	44,183	1,146,991
Dril-Quip, Inc. *	48,359	1,252,498
EQT Corp.	265,767	4,023,712
Equitrans Midstream Corp.	185,023	1,343,267
Exterran Corp. *	182,511	772,022
Forum Energy Technologies, Inc. *	978,759	465,302
Frank's International N.V. *	252,535	441,936
GasLog Ltd. (a)	119,183	283,656
Green Plains, Inc. *	182,982	2,763,028
Gulfport Energy Corp. *(a)	782,919	200,427
Helix Energy Solutions Group, Inc. *	208,516	517,120
International Seaways, Inc.	34,229	463,461
Kosmos Energy Ltd.	431,528	429,068
Liberty Oilfield Services, Inc., Class A	71,224	475,776
Magnolia Oil & Gas Corp., Class A *	70,618	306,482
Matador Resources Co. *	49,371	349,053
Matrix Service Co. *	85,308	648,341
Newpark Resources, Inc. *	307,527	219,913
NexTier Oilfield Solutions, Inc. *	164,766	311,408
Nordic American Tankers Ltd. (a)	280,565	816,444
Oil States International, Inc. *	340,864	848,751
Par Pacific Holdings, Inc. *	74,418	479,252
Parsley Energy, Inc., Class A	108,525	1,086,335
PDC Energy, Inc. *	96,792	1,153,761
ProPetro Holding Corp. *	98,963	390,904
QEP Resources, Inc.	1,463,506	1,317,155
Range Resources Corp.	596,907	3,927,648
Renewable Energy Group, Inc. *	64,451	3,635,036
REX American Resources Corp. *	10,364	753,359
RPC, Inc. *	240,661	572,773
Scorpio Tankers, Inc.	53,753	474,101
SEACOR Holdings, Inc. *	23,100	707,553
SFL Corp., Ltd.	105,354	685,855
Southwestern Energy Co. *	335,538	895,886
Teekay Tankers Ltd., Class A *	37,753	356,011
Tidewater, Inc. *	118,576	694,855
Security	Number of Shares	Value ($)
US Silica Holdings, Inc.	284,952	775,069
Whiting Petroleum Corp. *	18,360	268,056
		52,775,213

Food & Staples Retailing 0.7%
BJ's Wholesale Club Holdings, Inc. *	39,588	1,515,825
Ingles Markets, Inc., Class A	43,833	1,571,851
PriceSmart, Inc.	35,284	2,434,596
The Andersons, Inc.	124,711	2,704,982
The Chefs' Warehouse, Inc. *	26,179	353,940
Weis Markets, Inc.	28,295	1,284,876
		9,866,070

Food, Beverage & Tobacco 2.5%
B&G Foods, Inc. (a)	102,566	2,724,153
Cal-Maine Foods, Inc. *	40,708	1,561,152
Calavo Growers, Inc.	14,248	956,468
Coca-Cola Consolidated, Inc.	2,392	547,648
Fresh Del Monte Produce, Inc.	110,741	2,384,254
Hostess Brands, Inc. *	41,990	530,754
J&J Snack Foods Corp.	9,405	1,275,036
John B. Sanfilippo & Son, Inc.	9,429	686,054
Keurig Dr Pepper, Inc.	83,811	2,254,516
Lamb Weston Holdings, Inc.	34,185	2,169,038
Lancaster Colony Corp.	10,625	1,765,238
Nomad Foods Ltd. *	97,674	2,368,594
Pilgrim's Pride Corp. *	90,420	1,513,631
Post Holdings, Inc. *	30,766	2,642,799
The Boston Beer Co., Inc., Class A *	2,711	2,817,217
The Hain Celestial Group, Inc. *	70,276	2,160,987
TreeHouse Foods, Inc. *	67,332	2,615,175
Universal Corp.	64,624	2,575,266
Vector Group Ltd.	128,006	1,176,375
		34,724,355

Health Care Equipment & Services 4.6%
ABIOMED, Inc. *	4,163	1,048,576
Acadia Healthcare Co., Inc. *	70,193	2,502,380
Align Technology, Inc. *	10,055	4,284,234
Allscripts Healthcare Solutions, Inc. *	147,836	1,490,187
Amedisys, Inc. *	6,768	1,752,912
AMN Healthcare Services, Inc. *	28,729	1,875,429
Avanos Medical, Inc. *	27,087	957,525
Brookdale Senior Living, Inc. *	519,148	1,526,295
Cantel Medical Corp.	17,198	822,752
Chemed Corp.	5,435	2,599,669
Community Health Systems, Inc. *	570,463	3,559,689
CONMED Corp.	10,209	795,996
Covetrus, Inc. *	192,650	4,756,529
Globus Medical, Inc., Class A *	18,096	943,164
Haemonetics Corp. *	12,478	1,261,401
Hill-Rom Holdings, Inc.	25,679	2,338,587
HMS Holdings Corp. *	29,547	786,541
ICU Medical, Inc. *	4,612	819,967
IDEXX Laboratories, Inc. *	6,063	2,575,684
Integer Holdings Corp. *	12,588	735,769
Integra LifeSciences Holdings Corp. *	15,599	687,916
Invacare Corp.	73,493	596,028
LENSAR, Inc. *	31,371	306,181
LHC Group, Inc. *	6,601	1,429,447
LivaNova plc *	14,279	718,805
Masimo Corp. *	8,212	1,838,010
Merit Medical Systems, Inc. *	19,265	964,213
National HealthCare Corp.	11,181	707,757
Neogen Corp. *	9,307	649,070

11
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
NextGen Healthcare, Inc. *	49,796	677,226
NuVasive, Inc. *	18,775	834,173
Omnicell, Inc. *	7,367	637,614
Premier, Inc., Class A	32,431	1,061,467
Select Medical Holdings Corp. *	103,487	2,171,157
Teleflex, Inc.	8,320	2,647,674
The Ensign Group, Inc.	24,784	1,458,291
The Providence Service Corp. *	14,315	1,682,728
Tivity Health, Inc. *	64,711	889,776
Triple-S Management Corp., Class B *	78,393	1,451,838
Varex Imaging Corp. *	41,660	558,244
Veeva Systems, Inc., Class A *	4,471	1,207,394
West Pharmaceutical Services, Inc.	13,535	3,682,467
		64,290,762

Household & Personal Products 1.0%
Central Garden & Pet Co. *	7,739	301,511
Central Garden & Pet Co., Class A *	33,095	1,171,232
Coty, Inc., Class A	537,463	1,558,643
Edgewell Personal Care Co. *	92,256	2,418,952
Energizer Holdings, Inc.	26,500	1,042,775
Herbalife Nutrition Ltd. *	72,713	3,282,265
Medifast, Inc.	3,916	550,159
Spectrum Brands Holdings, Inc.	32,597	1,853,791
USANA Health Sciences, Inc. *	14,047	1,062,656
WD-40 Co.	4,254	1,035,339
		14,277,323

Insurance 2.6%
Ambac Financial Group, Inc. *	60,509	743,051
American Equity Investment Life Holding Co.	120,991	3,002,997
American National Group, Inc.	7,512	516,826
AMERISAFE, Inc.	12,931	762,670
Argo Group International Holdings Ltd.	33,350	1,189,928
Brighthouse Financial, Inc. *	65,831	2,179,006
Brown & Brown, Inc.	77,374	3,366,543
CNA Financial Corp.	33,545	999,306
Employers Holdings, Inc.	22,705	726,787
Horace Mann Educators Corp.	23,154	785,152
James River Group Holdings Ltd.	28,428	1,328,441
Kemper Corp.	29,982	1,848,690
MBIA, Inc. *	200,978	1,147,584
Mercury General Corp.	30,671	1,248,617
National General Holdings Corp.	46,363	1,574,951
ProAssurance Corp.	137,452	2,120,884
RLI Corp.	15,589	1,351,566
Safety Insurance Group, Inc.	10,996	769,720
Selective Insurance Group, Inc.	31,502	1,639,994
Stewart Information Services Corp.	42,498	1,801,490
The Hanover Insurance Group, Inc.	29,893	2,859,564
United Fire Group, Inc.	21,160	434,626
Universal Insurance Holdings, Inc.	43,006	536,285
White Mountains Insurance Group Ltd.	3,530	3,206,405
		36,141,083

Materials 7.5%
AdvanSix, Inc. *	82,521	1,255,970
Allegheny Technologies, Inc. *	179,872	1,656,621
Avient Corp.	102,068	3,171,253
Axalta Coating Systems Ltd. *	129,155	3,243,082
Balchem Corp.	10,127	1,012,194
Boise Cascade Co.	75,107	2,882,607
Cabot Corp.	76,861	2,921,487
Carpenter Technology Corp.	84,924	1,484,472
Security	Number of Shares	Value ($)
Century Aluminum Co. *	119,717	787,738
Clearwater Paper Corp. *	57,590	2,139,468
Cleveland-Cliffs, Inc.	555,013	4,595,508
Compass Minerals International, Inc.	37,134	2,242,151
Constellium SE *	95,843	844,377
Contura Energy, Inc. *	180,137	1,161,884
Eagle Materials, Inc.	31,363	2,673,696
Element Solutions, Inc. *	131,391	1,539,903
Ferro Corp. *	60,914	783,354
FMC Corp.	28,595	2,937,850
GCP Applied Technologies, Inc. *	48,929	1,067,141
Glatfelter Corp.	86,761	1,238,079
Greif, Inc., Class A	46,002	1,867,221
H.B. Fuller Co.	41,835	1,893,034
Hecla Mining Co.	283,695	1,299,323
Ingevity Corp. *	18,968	1,040,964
Innospec, Inc.	17,509	1,158,045
Kaiser Aluminum Corp.	22,071	1,388,928
Kraton Corp. *	76,685	2,170,185
Livent Corp. *	60,530	650,698
Louisiana-Pacific Corp.	109,432	3,127,567
Materion Corp.	24,413	1,249,701
Mercer International, Inc.	73,156	460,151
Minerals Technologies, Inc.	38,812	2,122,628
Myers Industries, Inc.	41,987	602,094
Neenah, Inc.	20,317	764,529
NewMarket Corp.	5,355	1,915,430
Orion Engineered Carbons S.A.	77,092	1,130,940
Quaker Chemical Corp.	4,841	923,614
Rayonier Advanced Materials, Inc. *	330,866	1,134,870
Royal Gold, Inc.	10,628	1,262,713
Schnitzer Steel Industries, Inc., Class A	99,859	2,097,039
Schweitzer-Mauduit International, Inc.	39,637	1,315,948
Sensient Technologies Corp.	38,036	2,488,695
Silgan Holdings, Inc.	76,646	2,640,455
Southern Copper Corp.	49,724	2,602,554
Stepan Co.	17,998	2,095,687
Summit Materials, Inc., Class A *	94,579	1,673,103
SunCoke Energy, Inc.	237,843	830,072
The Scotts Miracle-Gro Co.	20,542	3,082,327
TimkenSteel Corp. *	210,635	815,157
Trinseo S.A.	111,826	3,558,303
Tronox Holdings plc, Class A *	132,938	1,298,804
US Concrete, Inc. *	27,149	921,980
Valvoline, Inc.	70,081	1,378,493
Verso Corp., Class A	112,782	877,444
W.R. Grace & Co.	45,369	1,973,098
Warrior Met Coal, Inc.	177,614	2,664,210
Westlake Chemical Corp.	42,876	2,899,275
Worthington Industries, Inc.	65,702	3,233,195
		104,247,309

Media & Entertainment 3.2%
AMC Entertainment Holdings, Inc., Class A (a)	289,202	682,517
AMC Networks, Inc., Class A *(a)	94,604	2,010,335
Cable One, Inc.	909	1,574,261
Cars.com, Inc. *	150,354	1,111,116
Gannett Co., Inc. *	721,180	829,357
Gray Television, Inc. *	66,549	843,841
iHeartMedia, Inc., Class A *	124,419	1,022,724
John Wiley & Sons, Inc., Class A	57,872	1,791,717
Liberty Media Corp. - Liberty Formula One, Class A *	4,985	166,001
Liberty Media Corp. - Liberty Formula One, Class C *	39,663	1,433,024

12
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Liberty TripAdvisor Holdings, Inc., Class A *	180,316	320,962
Lions Gate Entertainment Corp., Class A *	58,736	393,531
Lions Gate Entertainment Corp., Class B *	129,897	814,454
Live Nation Entertainment, Inc. *	36,460	1,779,248
Madison Square Garden Entertainment Corp. *	5,604	364,260
Madison Square Garden Sports Corp. *	5,544	785,252
Meredith Corp.	85,700	942,700
MSG Networks, Inc., Class A *	50,368	450,290
National CineMedia, Inc.	205,184	407,290
Nexstar Media Group, Inc., Class A	24,644	2,030,666
Scholastic Corp.	58,228	1,150,585
Sinclair Broadcast Group, Inc., Class A	113,604	2,110,762
Sirius XM Holdings, Inc.	393,840	2,256,703
Spotify Technology S.A. *	4,207	1,009,217
Take-Two Interactive Software, Inc. *	18,293	2,833,952
TEGNA, Inc.	241,985	2,911,080
The E.W. Scripps Co., Class A	43,681	396,624
The Marcus Corp.	28,575	209,455
The New York Times Co., Class A	40,606	1,610,434
TripAdvisor, Inc.	86,440	1,651,868
Twitter, Inc. *	66,369	2,745,022
Yandex N.V., Class A *	51,422	2,960,365
Yelp, Inc. *	38,979	766,717
Zynga, Inc., Class A *	177,806	1,598,476
		43,964,806

Pharmaceuticals, Biotechnology & Life Sciences 2.2%
Alkermes plc *	35,742	580,808
Bio-Rad Laboratories, Inc., Class A *	4,573	2,681,699
Bio-Techne Corp.	5,801	1,464,231
BioMarin Pharmaceutical, Inc. *	10,395	773,700
Bruker Corp.	32,452	1,380,508
Catalent, Inc. *	28,978	2,543,399
Charles River Laboratories International, Inc. *	11,816	2,690,503
Elanco Animal Health, Inc. *	101,581	3,150,027
Emergent BioSolutions, Inc. *	10,697	962,409
Horizon Therapeutics plc *	9,271	694,676
Incyte Corp. *	10,536	912,839
Lannett Co., Inc. *	65,031	418,149
Myriad Genetics, Inc. *	104,770	1,302,291
Nektar Therapeutics *	24,540	388,714
PDL BioPharma, Inc. *	414,009	890,119
PerkinElmer, Inc.	32,247	4,177,599
PRA Health Sciences, Inc. *	15,060	1,467,446
Prestige Consumer Healthcare, Inc. *	28,712	948,357
Syneos Health, Inc. *	19,591	1,039,890
Taro Pharmaceutical Industries Ltd. *	11,710	686,557
Vertex Pharmaceuticals, Inc. *	5,377	1,120,352
		30,274,273

Real Estate 9.1%
Acadia Realty Trust	54,452	508,037
Alexander & Baldwin, Inc.	105,802	1,359,556
American Assets Trust, Inc.	22,853	478,313
American Campus Communities, Inc.	81,475	3,052,053
American Finance Trust, Inc.	70,229	404,870
American Homes 4 Rent, Class A	63,452	1,793,788
Americold Realty Trust	23,997	869,411
Apartment Investment & Management Co., Class A	75,905	2,421,369
Ashford Hospitality Trust, Inc. (a)	218,150	281,414
Brandywine Realty Trust	158,042	1,384,448
Brookfield Property REIT, Inc., Class A (a)	92,432	1,363,372
Security	Number of Shares	Value ($)
CBL & Associates Properties, Inc. *	6,210,226	937,744
Chatham Lodging Trust	83,584	614,342
Columbia Property Trust, Inc.	126,700	1,340,486
CorePoint Lodging, Inc.	182,239	871,102
CoreSite Realty Corp.	8,039	959,535
Corporate Office Properties Trust	69,595	1,561,016
Cousins Properties, Inc.	41,823	1,065,650
CubeSmart	68,679	2,330,278
Cushman & Wakefield plc *	41,334	484,434
CyrusOne, Inc.	24,522	1,742,288
DiamondRock Hospitality Co.	296,316	1,463,801
Douglas Emmett, Inc.	66,215	1,562,674
EastGroup Properties, Inc.	8,073	1,074,355
Empire State Realty Trust, Inc., Class A	157,030	844,821
EPR Properties	48,680	1,160,531
Equity Commonwealth	51,386	1,357,618
Equity LifeStyle Properties, Inc.	36,425	2,155,996
Federal Realty Investment Trust	32,625	2,243,947
First Industrial Realty Trust, Inc.	33,086	1,317,154
Franklin Street Properties Corp.	166,008	697,234
Front Yard Residential Corp.	61,471	823,097
Gaming & Leisure Properties, Inc.	73,440	2,669,544
Global Net Lease, Inc.	45,905	653,228
Healthcare Realty Trust, Inc.	54,675	1,519,965
Healthcare Trust of America, Inc., Class A	73,410	1,783,863
Hersha Hospitality Trust	118,104	578,710
Highwoods Properties, Inc.	63,647	1,894,771
HomeBanc Corp. *(b)	6,875	—
Hudson Pacific Properties, Inc.	67,826	1,306,329
Investors Real Estate Trust	9,772	658,731
Invitation Homes, Inc.	95,373	2,599,868
iStar, Inc.	68,474	807,993
JBG SMITH Properties	39,050	911,817
Kennedy-Wilson Holdings, Inc.	73,855	973,409
Kilroy Realty Corp.	37,882	1,783,485
Kite Realty Group Trust	100,286	1,038,963
Lexington Realty Trust	150,069	1,490,185
Life Storage, Inc.	17,936	2,047,394
LTC Properties, Inc.	15,226	502,610
Mack-Cali Realty Corp.	84,211	925,479
Marcus & Millichap, Inc. *	15,045	469,855
Medical Properties Trust, Inc.	112,855	2,011,076
National Health Investors, Inc.	14,477	811,436
National Retail Properties, Inc.	53,049	1,698,098
New Senior Investment Group, Inc.	216,669	847,176
Newmark Group, Inc., Class A	100,881	477,672
Office Properties Income Trust	42,026	773,699
Omega Healthcare Investors, Inc.	89,774	2,586,389
Paramount Group, Inc.	174,131	1,006,477
Pebblebrook Hotel Trust	102,570	1,228,789
Pennsylvania Real Estate Investment Trust (a)	394,404	196,808
Physicians Realty Trust	52,235	880,682
Piedmont Office Realty Trust, Inc., Class A	130,472	1,489,990
PotlatchDeltic Corp.	29,002	1,205,033
Preferred Apartment Communities, Inc., Class A	55,799	301,315
PS Business Parks, Inc.	7,032	801,859
QTS Realty Trust, Inc., Class A	15,752	968,906
Rayonier, Inc.	91,341	2,318,235
Regency Centers Corp.	63,810	2,270,998
Retail Opportunity Investments Corp.	71,719	697,826
Retail Properties of America, Inc., Class A	295,723	1,549,589
RLJ Lodging Trust	268,009	2,192,314
RPT Realty	111,299	544,252
Ryman Hospitality Properties, Inc.	36,670	1,461,299
Sabra Health Care REIT, Inc.	79,791	1,050,050
SBA Communications Corp.	10,148	2,946,675

13
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Seritage Growth Properties, Class A *(a)	41,246	525,062
SITE Centers Corp.	260,081	1,771,152
Spirit Realty Capital, Inc.	55,681	1,673,214
STAG Industrial, Inc.	30,268	941,940
STORE Capital Corp.	49,583	1,274,283
Summit Hotel Properties, Inc.	142,067	750,114
Sun Communities, Inc.	17,826	2,453,392
Sunstone Hotel Investors, Inc.	304,943	2,262,677
Tanger Factory Outlet Centers, Inc. (a)	202,288	1,252,163
Taubman Centers, Inc.	57,014	1,905,408
The GEO Group, Inc.	241,975	2,143,898
The Howard Hughes Corp. *	16,974	1,055,613
Uniti Group, Inc.	358,425	3,161,308
Urban Edge Properties	85,494	803,644
VICI Properties, Inc.	77,975	1,789,526
Washington Prime Group, Inc.	2,420,620	1,417,273
Washington Real Estate Investment Trust	50,144	876,517
Weingarten Realty Investors	92,138	1,461,309
Xenia Hotels & Resorts, Inc.	187,609	1,545,898
		126,521,967

Retailing 4.0%
At Home Group, Inc. *	65,556	1,067,907
Caleres, Inc.	218,262	1,676,252
Chico's FAS, Inc.	1,718,882	1,839,204
Conn's, Inc. *	77,174	723,120
Designer Brands, Inc., Class A	375,173	1,624,499
Dillard’s, Inc., Class A (a)	85,398	3,819,853
Express, Inc. *	1,142,140	697,848
Five Below, Inc. *	12,096	1,612,881
Floor & Decor Holdings, Inc., Class A *	8,764	639,772
Genesco, Inc. *	115,395	2,044,799
Groupon, Inc. *	51,225	993,253
GrubHub, Inc. *	15,386	1,137,949
Guess?, Inc.	157,422	1,854,431
Haverty Furniture Cos., Inc.	52,990	1,325,810
Hibbett Sports, Inc. *	62,452	2,361,310
Lumber Liquidators Holdings, Inc. *	63,370	1,401,744
MarineMax, Inc. *	26,559	796,239
MercadoLibre, Inc. *	1,225	1,487,211
Monro, Inc.	23,200	975,792
National Vision Holdings, Inc. *	32,523	1,311,653
Ollie's Bargain Outlet Holdings, Inc. *	14,272	1,242,948
Party City Holdco, Inc. *	840,051	1,671,702
Pool Corp.	10,741	3,757,524
Rent-A-Center, Inc.	36,542	1,129,148
RH *	4,693	1,573,234
Sally Beauty Holdings, Inc. *	267,324	2,237,502
Shoe Carnival, Inc.	28,691	888,847
Sleep Number Corp. *	30,761	1,949,017
Sonic Automotive, Inc., Class A	93,899	3,385,998
Stamps.com, Inc. *	5,338	1,191,655
The Buckle, Inc.	71,815	1,720,687
The Cato Corp., Class A	111,655	683,329
The Children's Place, Inc.	44,568	1,126,233
The Michaels Cos., Inc. *	356,099	2,887,963
Zumiez, Inc. *	37,052	1,037,456
		55,874,770

Semiconductors & Semiconductor Equipment 2.5%
Advanced Energy Industries, Inc. *	17,747	1,197,390
Advanced Micro Devices, Inc. *	27,002	2,032,981
Ambarella, Inc. *	7,979	436,212
Amkor Technology, Inc. *	163,653	1,939,288
Brooks Automation, Inc.	18,569	867,172
Cirrus Logic, Inc. *	38,867	2,676,770
Security	Number of Shares	Value ($)
CMC Materials, Inc.	6,557	932,340
Cree, Inc. *	58,252	3,704,827
Diodes, Inc. *	21,857	1,263,990
Entegris, Inc.	29,454	2,202,276
First Solar, Inc. *	62,903	5,475,392
Kulicke & Soffa Industries, Inc.	52,198	1,364,456
MKS Instruments, Inc.	23,259	2,521,043
Monolithic Power Systems, Inc.	4,505	1,439,798
Photronics, Inc. *	72,128	703,248
Power Integrations, Inc.	19,107	1,150,432
Semtech Corp. *	19,422	1,066,074
Silicon Laboratories, Inc. *	11,505	1,178,802
Synaptics, Inc. *	29,312	2,247,351
Ultra Clean Holdings, Inc. *	20,816	443,173
		34,843,015

Software & Services 4.0%
ACI Worldwide, Inc. *	48,983	1,428,834
Aspen Technology, Inc. *	13,886	1,524,822
Black Knight, Inc. *	33,860	2,977,987
Blackbaud, Inc.	10,604	523,201
Cardtronics plc, Class A *	30,278	539,251
Cerence, Inc. *	23,311	1,272,314
CommVault Systems, Inc. *	23,628	935,433
CSG Systems International, Inc.	23,482	889,498
Ebix, Inc.	24,877	449,279
EPAM Systems, Inc. *	6,909	2,134,536
Euronet Worldwide, Inc. *	18,748	1,665,572
EVERTEC, Inc.	26,834	893,036
ExlService Holdings, Inc. *	14,606	1,106,258
Fair Isaac Corp. *	5,075	1,986,609
Fortinet, Inc. *	10,848	1,197,294
Gartner, Inc. *	22,323	2,680,992
GoDaddy, Inc., Class A *	12,413	878,096
j2 Global, Inc. *	24,370	1,654,236
KBR, Inc.	116,388	2,594,288
LiveRamp Holdings, Inc. *	39,631	2,619,213
Manhattan Associates, Inc. *	21,305	1,821,577
ManTech International Corp., Class A	20,438	1,326,017
MicroStrategy, Inc., Class A *	4,849	810,122
NIC, Inc.	29,806	668,251
Nuance Communications, Inc. *	65,242	2,081,872
Palo Alto Networks, Inc. *	2,273	502,765
Paycom Software, Inc. *	1,584	576,719
Pegasystems, Inc.	4,359	505,121
Perficient, Inc. *	17,088	669,166
Progress Software Corp.	28,211	1,026,034
PTC, Inc. *	19,184	1,609,154
Square, Inc., Class A *	5,271	816,372
SS&C Technologies Holdings, Inc.	39,313	2,328,116
Sykes Enterprises, Inc. *	48,188	1,649,957
Tyler Technologies, Inc. *	3,644	1,400,681
Unisys Corp. *	61,574	809,082
Verint Systems, Inc. *	24,431	1,185,392
Virtusa Corp. *	15,548	782,064
VMware, Inc., Class A *	19,912	2,563,272
WEX, Inc. *	9,963	1,260,818
Xperi Holding Corp.	135,313	1,677,881
		56,021,182

Technology Hardware & Equipment 4.5%
3D Systems Corp. *	58,259	331,494
ADTRAN, Inc.	113,784	1,216,351
Arista Networks, Inc. *	7,016	1,465,642
Badger Meter, Inc.	10,620	778,871
Belden, Inc.	53,199	1,642,785

14
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Benchmark Electronics, Inc.	118,893	2,476,541
Ciena Corp. *	53,639	2,112,840
Cognex Corp.	31,491	2,075,257
Coherent, Inc. *	13,567	1,697,774
Comtech Telecommunications Corp.	29,803	429,163
CTS Corp.	25,910	716,152
Diebold Nixdorf, Inc. *	190,121	1,184,454
Dolby Laboratories, Inc., Class A	24,731	1,856,803
EchoStar Corp., Class A *	49,879	1,155,198
ePlus, Inc. *	16,093	1,086,438
Fabrinet *	19,404	1,164,628
Fitbit, Inc., Class A *	149,981	1,055,866
II-VI, Inc. *	48,021	2,183,515
InterDigital, Inc.	30,496	1,707,166
IPG Photonics Corp. *	13,203	2,455,230
Itron, Inc. *	17,386	1,181,379
Keysight Technologies, Inc. *	31,449	3,298,057
Knowles Corp. *	71,236	1,015,113
Littelfuse, Inc.	9,710	1,921,997
Lumentum Holdings, Inc. *	12,598	1,041,729
Methode Electronics, Inc.	39,599	1,218,461
MTS Systems Corp.	24,171	586,872
National Instruments Corp.	62,938	1,968,701
NETGEAR, Inc. *	36,903	1,137,350
NetScout Systems, Inc. *	90,344	1,853,859
OSI Systems, Inc. *	13,316	1,027,463
PC Connection, Inc.	24,938	1,135,926
Plantronics, Inc.	90,917	1,774,700
Plexus Corp. *	33,741	2,346,349
Rogers Corp. *	9,258	1,122,255
ScanSource, Inc. *	91,762	1,844,416
Stratasys Ltd. *(a)	40,037	511,673
TTM Technologies, Inc. *	151,085	1,793,379
ViaSat, Inc. *	35,892	1,216,739
Viavi Solutions, Inc. *	58,155	718,214
Vishay Intertechnology, Inc.	162,992	2,643,730
Zebra Technologies Corp., Class A *	9,818	2,784,778
		62,935,308

Telecommunication Services 0.8%
ATN International, Inc.	10,722	479,273
Cincinnati Bell, Inc. *	85,460	1,286,173
Cogent Communications Holdings, Inc.	13,844	772,495
Consolidated Communications Holdings, Inc. *	282,590	1,319,695
GCI Liberty, Inc., Class A *	15,276	1,240,870
Iridium Communications, Inc. *	27,884	736,417
Liberty Latin America Ltd., Class A *	60,470	592,606
Liberty Latin America Ltd., Class C *	162,804	1,582,455
Shenandoah Telecommunications Co.	17,593	767,407
United States Cellular Corp. *	26,220	763,526
Vonage Holdings Corp. *	108,372	1,146,576
		10,687,493

Transportation 2.4%
Air Transport Services Group, Inc. *	45,060	1,263,482
Alaska Air Group, Inc.	51,614	1,955,654
Allegiant Travel Co.	5,212	702,369
AMERCO	7,232	2,510,661
ArcBest Corp.	89,493	2,731,326
Atlas Air Worldwide Holdings, Inc. *	45,265	2,677,877
Atlas Corp.	137,930	1,190,336
Copa Holdings S.A., Class A	12,124	597,471
Costamare, Inc.	108,208	615,704
Echo Global Logistics, Inc. *	51,940	1,400,822
Forward Air Corp.	29,015	1,827,075
Security	Number of Shares	Value ($)
Hawaiian Holdings, Inc.	41,509	574,900
Heartland Express, Inc.	41,442	758,803
Hub Group, Inc., Class A *	53,219	2,667,869
JetBlue Airways Corp. *	177,820	2,128,505
Marten Transport Ltd.	53,328	818,318
Saia, Inc. *	15,314	2,261,265
Schneider National, Inc., Class B	65,116	1,436,459
SkyWest, Inc.	19,469	565,185
Spirit Airlines, Inc. *	39,664	696,897
Uber Technologies, Inc. *	21,152	706,688
Werner Enterprises, Inc.	51,019	1,939,742
YRC Worldwide, Inc. *	338,188	1,325,697
		33,353,105

Utilities 2.9%
ALLETE, Inc.	41,426	2,136,753
American States Water Co.	13,019	972,389
Atlantica Sustainable Infrastructure plc	46,338	1,366,508
Avangrid, Inc.	37,061	1,828,590
Avista Corp.	61,632	2,047,415
Black Hills Corp.	38,165	2,162,429
California Water Service Group	21,573	961,508
Chesapeake Utilities Corp.	8,180	795,178
Clearway Energy, Inc., Class A	13,740	360,125
Clearway Energy, Inc., Class C	28,574	804,644
Essential Utilities, Inc.	57,277	2,359,812
Hawaiian Electric Industries, Inc.	81,120	2,680,205
IDACORP, Inc.	28,480	2,498,550
MGE Energy, Inc.	16,385	1,065,353
National Fuel Gas Co.	63,927	2,554,523
New Jersey Resources Corp.	65,863	1,921,882
Northwest Natural Holding Co.	18,461	820,407
NorthWestern Corp.	38,460	2,004,920
ONE Gas, Inc.	31,026	2,142,035
Ormat Technologies, Inc.	15,948	1,130,235
Otter Tail Corp.	28,245	1,083,196
PNM Resources, Inc.	55,168	2,758,400
SJW Group.	8,009	486,066
South Jersey Industries, Inc.	58,115	1,119,876
Spire, Inc.	34,907	1,956,188
Unitil Corp.	12,598	435,261
		40,452,448
Total Common Stock
(Cost $1,138,844,757)		1,383,414,526

Other Investment Companies 1.5% of net assets

Money Market Fund 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)	6,437,103	6,437,103

Securities Lending Collateral 1.1%
Wells Fargo Government Money Market Fund, Select Class 0.04% (c)	14,860,776	14,860,776
Total Other Investment Companies
(Cost $21,297,879)		21,297,879

15
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 2000 Index, e-mini, expires 12/18/20	113	8,682,920	(329,056)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $13,731,147.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust
16
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 98.1% of net assets

Australia 5.5%
AGL Energy Ltd.	69,009	604,832
Amcor plc	58,583	609,989
AMP Ltd.	705,541	759,227
Ampol Ltd.	48,709	888,165
APA Group	47,972	353,666
Aristocrat Leisure Ltd.	10,456	210,550
Aurizon Holdings Ltd.	158,212	419,524
Australia & New Zealand Banking Group Ltd.	289,719	3,844,754
Bendigo & Adelaide Bank Ltd.	51,541	242,462
BGP Holdings plc *(a)	453,854	638
BHP Group Ltd.	219,490	5,261,532
BlueScope Steel Ltd.	69,512	717,968
Boral Ltd.	133,493	427,485
Brambles Ltd.	82,162	554,127
Coca-Cola Amatil Ltd.	35,365	309,155
Coles Group Ltd.	69,488	868,063
Commonwealth Bank of Australia	110,136	5,347,271
Computershare Ltd.	22,407	191,488
Crown Resorts Ltd.	40,616	236,462
CSL Ltd.	5,828	1,179,921
Downer EDI Ltd.	102,573	317,147
Fortescue Metals Group Ltd.	92,111	1,126,839
Goodman Group	26,965	349,012
Incitec Pivot Ltd.	193,256	260,747
Insurance Australia Group Ltd.	180,925	607,314
Lendlease Corp. Ltd.	65,708	552,745
Macquarie Group Ltd.	14,114	1,258,404
Medibank Pvt Ltd.	215,132	403,840
Metcash Ltd.	222,865	462,282
Mirvac Group	203,210	301,355
National Australia Bank Ltd.	272,171	3,560,807
Newcrest Mining Ltd.	17,786	368,837
Oil Search Ltd.	88,712	160,167
Orica Ltd.	25,848	277,472
Origin Energy Ltd.	159,449	448,532
QBE Insurance Group Ltd.	102,675	593,737
Ramsay Health Care Ltd.	6,083	266,522
Rio Tinto Ltd.	31,140	2,025,777
Scentre Group	311,287	459,372
Sims Ltd.	49,036	329,763
Sonic Healthcare Ltd.	20,518	502,548
South32 Ltd.	376,113	536,706
Stockland	153,085	413,954
Suncorp Group Ltd.	157,091	907,246
Tabcorp Holdings Ltd.	96,386	222,712
Telstra Corp. Ltd.	623,522	1,174,208
Transurban Group	45,452	430,416
Viva Energy Group Ltd.	233,488	276,206
Wesfarmers Ltd.	101,029	3,270,270
Westpac Banking Corp.	359,588	4,551,255
Woodside Petroleum Ltd.	79,445	979,894
Woolworths Group Ltd.	113,236	3,046,082
		53,469,447

Security	Number of Shares	Value ($)
Austria 0.3%
ANDRITZ AG	6,129	206,710
Erste Group Bank AG *	26,190	538,348
OMV AG	20,997	485,374
Raiffeisen Bank International AG *	16,336	235,865
voestalpine AG	27,582	766,969
Wienerberger AG	9,184	231,679
		2,464,945

Belgium 0.8%
Ageas S.A./N.V.	17,016	685,218
Anheuser-Busch InBev S.A./N.V.	52,703	2,726,124
Etablissements Franz Colruyt N.V.	5,383	318,606
Groupe Bruxelles Lambert S.A.	9,065	743,404
KBC Group N.V.	19,802	978,354
Proximus	17,721	344,500
Solvay S.A.	8,018	651,465
UCB S.A.	4,242	418,989
Umicore S.A.	12,158	468,707
		7,335,367

Canada 6.6%
Agnico-Eagle Mines Ltd.	4,992	395,186
Air Canada *	16,300	180,214
Alimentation Couche-Tard, Inc., Class B	46,580	1,434,495
ARC Resources Ltd.	67,072	330,250
Atco Ltd., Class I	8,989	250,245
Bank of Montreal	40,945	2,438,015
Barrick Gold Corp.	31,570	844,047
Bausch Health Cos., Inc. *	34,409	566,897
BCE, Inc.	21,222	852,830
Brookfield Asset Management, Inc., Class A	50,798	1,509,489
Canadian Imperial Bank of Commerce	26,238	1,957,166
Canadian National Railway Co.	27,617	2,743,459
Canadian Natural Resources Ltd.	97,645	1,553,760
Canadian Pacific Railway Ltd.	5,150	1,539,008
Canadian Tire Corp., Ltd., Class A	7,176	801,355
Cenovus Energy, Inc.	157,295	514,754
CGI, Inc. *	11,792	731,701
CI Financial Corp.	27,515	320,729
Crescent Point Energy Corp.	254,571	317,187
Dollarama, Inc.	10,400	358,142
Emera, Inc. (b)	9,100	363,030
Empire Co., Ltd., Class A	21,500	586,598
Enbridge, Inc.	73,386	2,022,067
Fairfax Financial Holdings Ltd.	1,650	433,758
Finning International, Inc.	20,517	311,998
First Quantum Minerals Ltd.	49,370	567,331
Fortis, Inc.	18,336	724,329
George Weston Ltd.	9,294	651,759
Gibson Energy, Inc.	13,453	198,114
Gildan Activewear, Inc.	19,300	399,820
Great-West Lifeco, Inc.	17,754	361,796
H&R Real Estate Investment Trust	27,000	207,521
Husky Energy, Inc.	110,021	283,249

17
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Hydro One Ltd.	19,200	419,509
iA Financial Corp., Inc.	6,600	229,957
Imperial Oil Ltd.	34,741	462,066
Intact Financial Corp.	4,306	444,788
Inter Pipeline Ltd.	33,974	302,433
Keyera Corp.	14,500	205,806
Kinross Gold Corp.	42,100	334,955
Linamar Corp.	8,900	290,922
Loblaw Cos., Ltd.	15,943	793,620
Magna International, Inc.	56,427	2,881,280
Manulife Financial Corp.	106,300	1,440,950
Methanex Corp.	14,700	435,825
Metro, Inc.	14,594	680,790
National Bank of Canada	15,933	764,660
Nutrien Ltd.	41,200	1,674,842
Onex Corp.	8,065	348,678
Open Text Corp.	6,200	227,794
Parkland Corp.	8,500	207,603
Pembina Pipeline Corp.	22,078	462,175
Power Corp. of Canada	69,103	1,315,877
Restaurant Brands International, Inc.	4,400	228,636
RioCan Real Estate Investment Trust (b)	17,700	191,043
Rogers Communications, Inc., Class B	23,641	960,332
Royal Bank of Canada	65,544	4,583,111
Saputo, Inc.	15,675	381,551
Shaw Communications, Inc., Class B	32,834	540,949
SNC-Lavalin Group, Inc.	23,940	334,941
Sun Life Financial, Inc.	27,175	1,081,248
Suncor Energy, Inc.	174,937	1,973,507
TC Energy Corp.	34,394	1,353,765
Teck Resources Ltd., Class B	82,668	1,086,479
TELUS Corp.	50,936	870,916
TFI International, Inc.	7,000	311,672
The Bank of Nova Scotia	79,515	3,303,427
The Toronto-Dominion Bank	83,352	3,677,423
Thomson Reuters Corp.	11,117	864,294
TransAlta Corp.	39,421	233,751
Waste Connections, Inc.	4,300	426,224
West Fraser Timber Co., Ltd.	9,300	431,319
WSP Global, Inc.	4,300	271,982
		63,781,399

Denmark 1.1%
AP Moller - Maersk A/S, Series A	548	810,303
AP Moller - Maersk A/S, Series B	800	1,282,108
Carlsberg A/S, Class B	4,275	541,304
Coloplast A/S, Class B	2,002	292,778
Danske Bank A/S *	74,452	992,264
DSV PANALPINA A/S	4,269	692,609
ISS A/S *	28,867	374,797
Novo Nordisk A/S, Class B	39,745	2,534,365
Novozymes A/S, Class B	6,674	401,382
Orsted A/S	4,294	681,518
Pandora A/S	9,340	740,937
Vestas Wind Systems A/S	7,641	1,310,920
		10,655,285

Finland 1.2%
Elisa Oyj	5,367	263,888
Fortum Oyj	26,712	502,096
Kesko Oyj, B Shares	24,028	616,572
Kone Oyj, Class B	11,767	936,808
Metso Outotec Oyj	29,666	209,130
Neles Oyj	6,038	80,857
Neste Oyj	16,863	879,465
Security	Number of Shares	Value ($)
Nokia Oyj *	406,875	1,371,655
Nokian Renkaat Oyj (b)	12,692	389,999
Nordea Bank Abp *	297,199	2,238,567
Outokumpu Oyj *(b)	105,633	263,597
Sampo Oyj, A Shares	26,897	1,014,998
Stora Enso Oyj, R Shares	56,445	823,699
UPM-Kymmene Oyj	46,465	1,313,052
Wartsila Oyj Abp	45,758	363,630
		11,268,013

France 8.3%
Accor S.A. *	9,586	244,327
Air France-KLM *(b)	74,980	245,779
Air Liquide S.A.	16,959	2,480,055
Airbus SE *	18,758	1,372,449
Alstom S.A. *	11,394	509,077
Arkema S.A.	7,028	688,321
Atos SE *	5,621	384,003
AXA S.A.	160,673	2,580,295
BNP Paribas S.A. *	120,888	4,215,941
Bollore S.A.	67,588	242,269
Bouygues S.A.	28,615	938,384
Bureau Veritas S.A. *	12,043	264,083
Capgemini SE	8,199	946,720
Carrefour S.A.	126,344	1,963,625
Casino Guichard Perrachon S.A. *(b)	18,247	411,054
Cie de Saint-Gobain *	75,106	2,925,642
CNP Assurances *	19,040	214,745
Compagnie Generale des Etablissements Michelin S.C.A.	20,230	2,184,860
Credit Agricole S.A. *	98,113	776,126
Danone S.A.	28,785	1,596,566
Dassault Systemes SE	1,488	253,719
Eiffage S.A. *	7,074	513,413
Electricite de France S.A.	105,095	1,219,844
Elis S.A. *	15,784	173,116
Engie S.A. *	226,492	2,739,319
EssilorLuxottica S.A. *	5,744	709,148
Eurazeo SE *	4,675	212,608
Eutelsat Communications S.A.	24,785	249,289
Faurecia SE *	11,818	448,209
Hermes International	469	436,686
Ingenico Group S.A. *	159	22,860
Kering S.A.	1,577	953,007
Klepierre S.A. (b)	12,290	155,715
L'Oreal S.A.	6,131	1,981,449
Lagardere S.C.A. *	22,316	488,015
Legrand S.A.	9,310	689,120
LVMH Moet Hennessy Louis Vuitton SE	6,036	2,829,361
Natixis S.A. *	127,170	296,204
Orange S.A.	274,506	3,082,598
Pernod-Ricard S.A.	6,182	995,935
Peugeot S.A. *	103,409	1,857,661
Publicis Groupe S.A.	21,741	755,332
Rallye S.A. *	41,979	159,615
Renault S.A. *	76,557	1,895,994
Rexel S.A. *	66,268	697,714
Rubis S.C.A.	5,456	179,392
Safran S.A. *	10,653	1,123,677
Sanofi	57,396	5,182,477
Schneider Electric SE	26,662	3,239,604
SCOR SE *	15,821	384,217
SES S.A.	50,875	406,355
Societe Generale S.A. *	199,156	2,706,114
Sodexo S.A.	7,368	473,291
STMicroelectronics N.V.	21,434	653,827

18
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Suez S.A.	43,502	796,407
TechnipFMC plc	62,847	346,543
Teleperformance	1,262	378,831
Thales S.A.	5,132	334,403
TOTAL SE	305,721	9,262,340
Valeo S.A.	39,136	1,183,919
Veolia Environnement S.A.	51,254	953,972
Vinci S.A.	26,246	2,073,042
Vivendi S.A.	46,270	1,335,514
Wendel SE	2,698	233,488
Worldline S.A. *	1,826	135,269
		80,382,934

Germany 8.0%
adidas AG *	5,936	1,763,614
Allianz SE	27,365	4,820,470
Aurubis AG	10,633	680,230
BASF SE	115,294	6,313,290
Bayer AG	70,117	3,294,834
Bayerische Motoren Werke AG	62,942	4,301,376
Beiersdorf AG	2,894	303,029
Brenntag AG	14,108	901,732
Commerzbank AG *	187,957	889,659
Continental AG	18,824	2,000,067
Covestro AG	28,850	1,376,894
Daimler AG	169,758	8,774,534
Deutsche Bank AG *	207,128	1,914,098
Deutsche Boerse AG	3,305	487,003
Deutsche Lufthansa AG *(b)	80,530	688,940
Deutsche Post AG	84,611	3,751,481
Deutsche Telekom AG	348,156	5,291,535
Deutsche Wohnen SE	6,191	312,478
E.ON SE	185,325	1,930,005
Evonik Industries AG	19,381	466,634
Freenet AG	15,079	267,140
Fresenius Medical Care AG & Co. KGaA	13,478	1,029,209
Fresenius SE & Co. KGaA	34,893	1,294,301
GEA Group AG	13,908	463,188
Hannover Rueck SE	2,734	397,310
HeidelbergCement AG	18,612	1,064,484
Hella GmbH & Co. KGaA *	5,273	230,172
Henkel AG & Co. KGaA	5,644	510,239
Hugo Boss AG	10,762	246,742
Infineon Technologies AG	39,049	1,087,170
K&S AG	53,869	360,917
KION Group AG	4,669	363,813
LANXESS AG	7,893	400,315
Leoni AG *(b)	26,267	160,148
Merck KGaA	4,475	662,887
METRO AG	52,098	510,891
MTU Aero Engines AG	1,678	286,806
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	8,643	2,025,722
OSRAM Licht AG *	5,080	298,131
ProSiebenSat.1 Media SE *	34,059	380,115
Rheinmetall AG	3,613	264,052
RWE AG	50,015	1,850,943
Salzgitter AG *	18,722	272,380
SAP SE	21,777	2,323,270
Siemens AG	50,791	5,958,599
Siemens Energy AG *	25,669	562,034
Symrise AG	2,685	331,088
Telefonica Deutschland Holding AG	94,756	239,000
ThyssenKrupp AG *	84,737	404,471
Uniper SE	38,631	1,153,883
United Internet AG	8,247	289,211
Security	Number of Shares	Value ($)
Volkswagen AG	5,041	784,190
Vonovia SE	11,255	718,784
		77,453,508

Hong Kong 1.8%
AAC Technologies Holdings, Inc.	33,500	176,089
AIA Group Ltd.	242,000	2,303,156
BOC Hong Kong (Holdings) Ltd.	210,000	583,272
CK Asset Holdings Ltd.	158,000	733,671
CK Hutchison Holdings Ltd.	251,500	1,519,054
CLP Holdings Ltd.	103,500	953,705
Galaxy Entertainment Group Ltd.	67,000	442,773
Hang Seng Bank Ltd.	32,200	496,074
Henderson Land Development Co., Ltd.	53,300	188,260
Hong Kong & China Gas Co., Ltd.	249,168	359,500
Hong Kong Exchanges & Clearing Ltd.	10,321	494,569
Hongkong Land Holdings Ltd.	67,800	248,904
Jardine Matheson Holdings Ltd.	15,900	704,778
Jardine Strategic Holdings Ltd.	16,390	354,879
Lenovo Group Ltd.	938,000	588,945
Link REIT	42,500	324,354
MTR Corp., Ltd.	70,364	348,672
New World Development Co., Ltd.	134,422	641,783
Noble Group Ltd. *(a)	18,617,693	204,448
PCCW Ltd.	487,164	293,095
Sands China Ltd.	119,200	418,344
Sino Land Co., Ltd.	198,606	235,364
Sun Hung Kai Properties Ltd.	90,000	1,158,463
Swire Pacific Ltd., Class A	79,800	363,904
Swire Pacific Ltd., Class B	161,251	131,312
Techtronic Industries Co., Ltd.	33,000	444,488
The Wharf Holdings Ltd.	261,000	540,294
Want Want China Holdings Ltd.	318,000	210,591
WH Group Ltd.	906,000	713,589
Wharf Real Estate Investment Co., Ltd.	128,000	492,644
Yue Yuen Industrial Holdings Ltd.	166,500	271,198
		16,940,172

Ireland 0.1%
Bank of Ireland Group plc *	123,362	306,091
Kerry Group plc, Class A	3,775	451,875
		757,966

Israel 0.2%
Bank Hapoalim B.M. *	54,268	316,779
Bank Leumi Le-Israel B.M.	70,164	330,685
Bezeq The Israeli Telecommunication Corp., Ltd. *	399,521	450,484
ICL Group Ltd.	81,513	295,717
Teva Pharmaceutical Industries Ltd. *	78,546	679,874
		2,073,539

Italy 2.8%
A2A S.p.A.	139,950	177,735
Assicurazioni Generali S.p.A.	108,040	1,449,273
Atlantia S.p.A. *	38,159	585,761
Banco BPM S.p.A. *	207,650	376,157
CNH Industrial N.V. *	113,316	878,615
Enel S.p.A.	640,686	5,093,776
Eni S.p.A.	525,711	3,682,629
EXOR N.V.	31,894	1,659,343
Ferrari N.V.	1,405	250,640
Fiat Chrysler Automobiles N.V. *	279,895	3,433,643

19
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Hera S.p.A.	61,094	191,904
Intesa Sanpaolo S.p.A. *	1,737,988	2,885,241
Leonardo S.p.A.	48,703	232,223
Mediobanca Banca di Credito Finanziario S.p.A.	47,101	334,404
Pirelli & C S.p.A. *	51,119	213,140
Poste Italiane S.p.A	27,168	221,791
Prysmian S.p.A.	15,252	415,043
Saipem S.p.A. (b)	93,309	164,398
Saras S.p.A. *	274,998	140,902
Snam S.p.A.	115,666	563,997
Telecom Italia S.p.A.	2,959,638	1,005,308
Tenaris S.A.	53,462	255,122
Terna - Rete Elettrica Nationale S.p.A.	57,359	387,276
UniCredit S.p.A. *	268,322	2,009,568
Unipol Gruppo S.p.A. *	60,824	221,859
		26,829,748

Japan 25.4%
Aeon Co., Ltd.	62,200	1,589,097
AGC, Inc.	30,100	939,901
Air Water, Inc.	17,600	251,465
Aisin Seiki Co., Ltd.	34,800	1,054,373
Ajinomoto Co., Inc.	36,000	723,267
Alfresa Holdings Corp.	28,300	518,171
Alps Alpine Co., Ltd.	31,500	454,461
Amada Co., Ltd.	32,400	281,998
ANA Holdings, Inc. *	16,000	348,973
Asahi Group Holdings Ltd.	22,500	696,310
Asahi Kasei Corp.	159,400	1,381,292
Asics Corp.	18,200	227,381
Astellas Pharma, Inc.	98,800	1,354,838
Bandai Namco Holdings, Inc.	9,300	695,034
Bic Camera, Inc.	22,800	251,814
Bridgestone Corp.	84,400	2,751,018
Brother Industries Ltd.	27,200	420,299
Canon, Inc.	126,800	2,207,106
Casio Computer Co., Ltd.	13,800	209,652
Central Japan Railway Co.	12,000	1,451,028
Chubu Electric Power Co., Inc.	112,500	1,260,204
Chugai Pharmaceutical Co., Ltd.	7,000	270,200
Coca-Cola Bottlers Japan Holdings, Inc.	16,700	235,736
COMSYS Holdings Corp.	8,400	213,449
Concordia Financial Group Ltd.	87,500	288,842
Cosmo Energy Holdings Co., Ltd.	23,100	338,140
Dai Nippon Printing Co., Ltd.	35,900	668,796
Dai-ichi Life Holdings, Inc.	97,100	1,450,229
Daicel Corp.	43,300	309,017
Daido Steel Co., Ltd.	6,300	206,327
Daiichi Sankyo Co., Ltd.	36,700	968,646
Daikin Industries Ltd.	10,000	1,871,332
Daito Trust Construction Co., Ltd.	7,100	645,852
Daiwa House Industry Co., Ltd.	68,500	1,799,821
Daiwa Securities Group, Inc.	124,600	504,857
Denka Co., Ltd.	11,100	341,966
Denso Corp.	57,200	2,665,323
Dentsu Group, Inc.	18,501	533,347
DIC Corp.	15,300	372,491
East Japan Railway Co.	33,918	1,773,689
Ebara Corp.	11,400	316,880
EDION Corp.	24,800	244,274
Eisai Co., Ltd.	7,200	559,825
Electric Power Development Co., Ltd.	27,700	374,356
ENEOS Holdings, Inc.	718,750	2,425,268
FANUC Corp.	7,200	1,520,818
Fast Retailing Co., Ltd.	1,100	767,296
Security	Number of Shares	Value ($)
Fuji Electric Co., Ltd.	12,900	391,166
FUJIFILM Holdings Corp.	31,600	1,611,365
Fujikura Ltd.	93,400	247,552
Fujitsu Ltd.	17,400	2,058,674
Furukawa Electric Co., Ltd.	12,900	323,278
H2O Retailing Corp.	33,500	220,115
Hakuhodo DY Holdings, Inc.	25,100	319,804
Hankyu Hanshin Holdings, Inc.	14,700	448,840
Hanwa Co., Ltd.	16,200	314,080
Haseko Corp.	35,000	419,620
Hino Motors Ltd.	56,700	434,420
Hitachi Construction Machinery Co., Ltd.	9,800	241,693
Hitachi Ltd.	131,700	4,438,856
Hitachi Metals Ltd.	24,300	322,249
Hokkaido Electric Power Co., Inc.	57,100	221,317
Hokuriku Electric Power Co.	34,000	242,490
Honda Motor Co., Ltd.	311,800	7,374,985
Hoya Corp.	7,950	897,212
Idemitsu Kosan Co., Ltd.	89,369	1,807,395
IHI Corp.	24,300	294,291
Iida Group Holdings Co., Ltd.	24,300	439,639
Inpex Corp.	132,400	627,893
Isetan Mitsukoshi Holdings Ltd.	80,800	393,508
Isuzu Motors Ltd.	82,200	666,929
ITOCHU Corp.	99,100	2,380,234
J. Front Retailing Co., Ltd.	41,000	312,429
Japan Airlines Co., Ltd. *	19,700	344,077
Japan Post Bank Co., Ltd.	28,700	228,903
Japan Post Holdings Co., Ltd.	150,100	1,029,902
Japan Post Insurance Co., Ltd.	15,900	252,033
Japan Tobacco, Inc.	99,900	1,880,835
JFE Holdings, Inc. *	193,900	1,362,374
JGC Holdings Corp.	30,300	249,138
JSR Corp.	15,100	341,291
JTEKT Corp.	58,500	466,172
K's Holdings Corp.	25,100	320,549
Kajima Corp.	58,600	626,166
Kaneka Corp.	11,900	333,012
Kao Corp.	16,600	1,181,898
Kawasaki Heavy Industries Ltd. *	31,900	381,114
KDDI Corp.	142,700	3,860,747
Keio Corp.	4,700	273,151
Kewpie Corp.	13,800	282,430
Keyence Corp.	1,592	722,485
Kikkoman Corp.	6,400	318,721
Kintetsu Group Holdings Co., Ltd.	8,800	351,608
Kirin Holdings Co., Ltd.	61,800	1,114,153
Kobe Steel Ltd. *	169,700	662,580
Koito Manufacturing Co., Ltd.	10,500	506,350
Komatsu Ltd.	85,900	1,936,655
Konica Minolta, Inc.	138,300	352,357
Kubota Corp.	76,500	1,329,422
Kuraray Co., Ltd.	49,200	455,050
Kyocera Corp.	20,100	1,106,956
Kyushu Electric Power Co., Inc.	91,400	766,247
Kyushu Railway Co.	11,700	248,869
LIXIL Group Corp.	34,400	746,969
Makita Corp.	12,800	565,806
Marubeni Corp.	291,100	1,519,893
Matsumotokiyoshi Holdings Co., Ltd.	7,100	262,106
Mazda Motor Corp.	216,900	1,138,904
Medipal Holdings Corp.	24,900	443,864
MEIJI Holdings Co., Ltd.	10,400	753,475
Minebea Mitsumi, Inc.	27,100	489,463
MISUMI Group, Inc.	10,000	296,996
Mitsubishi Chemical Holdings Corp.	234,800	1,321,492
Mitsubishi Corp.	126,600	2,824,618

20
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Mitsubishi Electric Corp.	206,900	2,664,641
Mitsubishi Estate Co., Ltd.	45,800	683,147
Mitsubishi Gas Chemical Co., Inc.	23,700	432,036
Mitsubishi Heavy Industries Ltd.	53,300	1,145,162
Mitsubishi Materials Corp.	27,600	506,439
Mitsubishi Motors Corp. *	164,000	300,780
Mitsubishi UFJ Financial Group, Inc.	1,098,934	4,331,893
Mitsui & Co., Ltd.	158,000	2,474,832
Mitsui Chemicals, Inc.	28,800	737,635
Mitsui Fudosan Co., Ltd.	53,800	916,082
Mitsui Mining & Smelting Co., Ltd.	10,300	259,997
Mitsui O.S.K. Lines Ltd.	24,100	544,045
Mizuho Financial Group, Inc.	207,321	2,552,540
MS&AD Insurance Group Holdings, Inc.	41,590	1,138,120
Murata Manufacturing Co., Ltd.	24,300	1,704,126
Nagase & Co., Ltd.	26,200	341,652
Nagoya Railroad Co., Ltd.	11,100	295,873
NEC Corp.	23,200	1,168,588
NGK Insulators Ltd.	23,400	334,284
NGK Spark Plug Co., Ltd.	21,300	374,602
NH Foods Ltd.	16,800	688,178
NHK Spring Co., Ltd.	36,200	218,888
Nichirei Corp.	8,900	224,269
Nidec Corp.	11,400	1,151,423
Nikon Corp.	48,200	293,748
Nintendo Co., Ltd.	1,580	854,288
Nippon Electric Glass Co., Ltd.	14,300	281,252
Nippon Express Co., Ltd.	11,400	639,307
Nippon Light Metal Holdings Co., Ltd.	12,320	194,587
Nippon Paper Industries Co., Ltd.	23,400	264,249
Nippon Shokubai Co., Ltd.	4,100	200,771
Nippon Steel Corp. *	249,200	2,417,022
Nippon Steel Trading Corp.	6,300	179,573
Nippon Telegraph & Telephone Corp.	143,916	3,027,393
Nippon Yusen K.K.	43,500	802,904
Nissan Motor Co., Ltd. *	663,800	2,350,205
Nisshin Seifun Group, Inc.	20,530	309,158
Nitori Holdings Co., Ltd.	2,100	431,669
Nitto Denko Corp.	15,400	1,081,938
NOK Corp.	27,400	312,470
Nomura Holdings, Inc.	198,000	886,731
Nomura Real Estate Holdings, Inc.	10,900	190,384
NSK Ltd.	73,200	586,045
NTN Corp. *	122,800	227,755
NTT Data Corp.	41,000	462,734
NTT DOCOMO, Inc.	88,300	3,287,867
Obayashi Corp.	75,400	630,973
Odakyu Electric Railway Co., Ltd.	12,900	311,309
Oji Holdings Corp.	130,600	550,403
Olympus Corp.	26,300	503,489
Omron Corp.	10,800	779,825
Ono Pharmaceutical Co., Ltd.	10,900	310,925
Oriental Land Co., Ltd.	2,600	363,943
ORIX Corp.	90,200	1,054,910
Osaka Gas Co., Ltd.	51,700	981,794
Otsuka Corp.	5,200	238,949
Otsuka Holdings Co., Ltd.	24,800	918,506
Pan Pacific International Holdings Corp.	15,100	320,398
Panasonic Corp.	306,950	2,835,460
Rakuten, Inc.	27,300	265,607
Recruit Holdings Co., Ltd.	28,600	1,088,248
Renesas Electronics Corp. *	43,700	360,728
Resona Holdings, Inc.	181,358	597,932
Ricoh Co., Ltd.	107,500	705,976
Rohm Co., Ltd.	5,300	407,500
Ryohin Keikaku Co., Ltd.	15,500	325,334
Security	Number of Shares	Value ($)
Santen Pharmaceutical Co., Ltd.	13,100	233,389
SBI Holdings, Inc.	11,000	253,564
Secom Co., Ltd.	8,700	734,966
Seiko Epson Corp.	42,600	494,743
Seino Holdings Co., Ltd.	22,100	285,584
Sekisui Chemical Co., Ltd.	40,200	626,650
Sekisui House Ltd.	56,200	933,668
Seven & i Holdings Co., Ltd.	80,900	2,458,928
SG Holdings Co., Ltd.	25,800	622,307
Shikoku Electric Power Co., Inc.	30,100	216,342
Shimadzu Corp.	9,500	271,637
Shimamura Co., Ltd.	4,100	437,104
Shimano, Inc.	2,300	526,046
Shimizu Corp.	64,400	447,152
Shin-Etsu Chemical Co., Ltd.	15,400	2,056,928
Shionogi & Co., Ltd.	8,500	400,944
Shiseido Co., Ltd.	8,800	544,782
Showa Denko K.K.	20,700	351,976
SMC Corp.	1,400	744,667
Softbank Corp.	95,700	1,113,705
SoftBank Group Corp.	117,700	7,666,245
Sojitz Corp.	218,400	480,573
Sompo Holdings, Inc.	28,100	1,049,138
Sony Corp.	40,700	3,393,013
Stanley Electric Co., Ltd.	12,900	367,390
Subaru Corp.	93,700	1,719,673
Sumitomo Chemical Co., Ltd.	291,100	952,242
Sumitomo Corp.	131,000	1,433,215
Sumitomo Electric Industries Ltd.	149,400	1,649,387
Sumitomo Forestry Co., Ltd.	23,200	365,460
Sumitomo Heavy Industries Ltd.	18,300	392,229
Sumitomo Metal Mining Co., Ltd.	21,500	668,300
Sumitomo Mitsui Financial Group, Inc.	117,510	3,252,900
Sumitomo Mitsui Trust Holdings, Inc.	26,000	699,073
Sumitomo Realty & Development Co., Ltd.	18,600	497,723
Sumitomo Rubber Industries Ltd.	40,500	356,247
Suntory Beverage & Food Ltd.	9,000	310,389
Suzuken Co., Ltd.	13,430	484,831
Suzuki Motor Corp.	46,100	1,979,889
Sysmex Corp.	4,100	385,108
T&D Holdings, Inc.	49,250	492,208
Taiheiyo Cement Corp.	19,800	464,747
Taisei Corp.	20,600	641,029
Takashimaya Co., Ltd.	37,100	277,323
Takeda Pharmaceutical Co., Ltd.	49,121	1,517,966
TDK Corp.	8,400	987,845
Teijin Ltd.	28,600	438,094
Terumo Corp.	14,600	537,338
The Chugoku Electric Power Co., Inc.	33,000	414,607
The Kansai Electric Power Co., Inc.	121,800	1,108,426
The Yokohama Rubber Co., Ltd.	15,500	222,648
TIS, Inc.	13,200	252,452
Tobu Railway Co., Ltd.	11,700	332,003
Toho Gas Co., Ltd.	7,800	402,650
Toho Holdings Co., Ltd.	12,300	227,470
Tohoku Electric Power Co., Inc.	106,100	936,130
Tokio Marine Holdings, Inc.	40,100	1,792,258
Tokyo Electric Power Co. Holdings, Inc. *	688,900	1,777,621
Tokyo Electron Ltd.	4,600	1,234,690
Tokyo Gas Co., Ltd.	60,000	1,359,571
Tokyu Corp.	33,700	399,839
Tokyu Fudosan Holdings Corp.	60,400	263,937
Toppan Printing Co., Ltd.	41,600	529,002
Toray Industries, Inc.	223,900	1,013,126
Toshiba Corp.	35,200	890,414
Tosoh Corp.	41,000	664,595

21
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
TOTO Ltd.	9,300	424,596
Toyo Seikan Group Holdings Ltd.	31,700	296,155
Toyo Suisan Kaisha Ltd.	5,800	288,642
Toyoda Gosei Co., Ltd.	12,600	320,228
Toyota Industries Corp.	13,600	878,878
Toyota Motor Corp.	227,518	14,935,848
Toyota Tsusho Corp.	45,000	1,255,739
TS Tech Co., Ltd.	9,500	262,948
Tsuruha Holdings, Inc.	2,200	308,055
Ube Industries Ltd.	21,200	363,960
Unicharm Corp.	9,900	458,082
West Japan Railway Co.	16,363	701,927
Yakult Honsha Co., Ltd.	4,300	208,090
Yamada Holdings Co., Ltd.	127,600	622,152
Yamaha Corp.	6,800	322,355
Yamaha Motor Co., Ltd.	46,900	670,577
Yamato Holdings Co., Ltd.	37,900	1,003,231
Yamazaki Baking Co., Ltd.	16,100	264,456
Yaskawa Electric Corp.	8,800	342,177
Yokogawa Electric Corp.	18,700	274,915
Z Holdings Corp.	109,500	763,550
		245,859,472

Netherlands 2.8%
Aalberts N.V.	6,710	225,115
ABN AMRO Bank N.V. CVA *	66,377	545,238
Aegon N.V.	297,269	799,659
Akzo Nobel N.V.	13,557	1,304,024
Altice Europe N.V. *	41,375	203,427
APERAM S.A.	8,470	227,306
ArcelorMittal S.A. *	196,399	2,663,175
ASML Holding N.V.	4,392	1,589,038
ASR Nederland N.V.	13,195	400,409
Boskalis Westminster N.V. *	12,536	252,082
Heineken Holding N.V.	7,650	589,524
Heineken N.V.	10,115	895,355
ING Groep N.V. *	395,492	2,709,008
Koninklijke Ahold Delhaize N.V.	132,062	3,620,581
Koninklijke DSM N.V.	7,119	1,138,524
Koninklijke KPN N.V.	308,908	834,292
Koninklijke Philips N.V. *	40,570	1,879,071
NN Group N.V.	26,094	908,095
Randstad N.V. *	15,066	751,741
Signify N.V. *	22,627	803,153
SNS Reaal N.V. *(a)	124,822	—
Unibail-Rodamco-Westfield (b)	12,614	510,626
Unilever N.V.	62,589	3,528,376
Wolters Kluwer N.V.	7,860	636,398
		27,014,217

New Zealand 0.1%
Contact Energy Ltd.	61,045	297,612
Fletcher Building Ltd. *	171,388	464,140
Spark New Zealand Ltd.	135,766	402,908
		1,164,660

Norway 0.7%
DNB A.S.A. *	64,990	877,676
Equinor A.S.A.	150,676	1,922,582
Mowi A.S.A.	24,519	387,350
Norsk Hydro A.S.A. *	254,675	715,730
Orkla A.S.A.	45,807	432,409
Seadrill Ltd. *	606,073	137,439
Subsea 7 S.A. *	49,856	331,116
Security	Number of Shares	Value ($)
Telenor A.S.A.	65,214	1,007,705
Yara International A.S.A.	24,263	849,095
		6,661,102

Poland 0.3%
Bank Polska Kasa Opieki S.A. *	17,550	187,813
Grupa Lotos S.A.	15,642	110,318
KGHM Polska Miedz S.A. *	15,681	469,208
PGE Polska Grupa Energetyczna S.A. *	217,973	248,694
Polski Koncern Naftowy ORLEN S.A.	74,026	713,474
Polskie Gornictwo Naftowe i Gazownictwo S.A.	325,351	343,098
Powszechna Kasa Oszczednosci Bank Polski S.A. *	50,053	240,114
Powszechny Zaklad Ubezpieczen S.A. *	50,406	275,499
		2,588,218

Portugal 0.2%
EDP - Energias de Portugal S.A.	249,827	1,232,314
Galp Energia, SGPS, S.A.	56,949	462,493
Jeronimo Martins, SGPS, S.A.	17,364	275,805
		1,970,612

Republic of Korea 7.1%
Amorepacific Corp.	1,996	280,409
BNK Financial Group, Inc.	52,818	258,018
CJ CheilJedang Corp.	1,190	380,582
CJ Corp.	4,391	295,228
Coway Co., Ltd. *	3,712	227,295
Daelim Industrial Co., Ltd.	4,662	322,214
DB Insurance Co., Ltd.	9,039	353,390
Doosan Heavy Industries & Construction Co., Ltd. *	58,364	710,214
E-MART, Inc.	6,244	786,107
GS Holdings Corp.	13,883	405,777
Hana Financial Group, Inc.	34,449	930,552
Hankook Tire & Technology Co., Ltd.	17,150	480,444
Hanwha Corp.	19,428	414,325
Hanwha Solutions Corp.	14,692	571,102
Hyundai Engineering & Construction Co., Ltd.	16,853	459,431
Hyundai Glovis Co., Ltd.	3,811	566,374
Hyundai Heavy Industries Holdings Co. Ltd	3,157	600,783
Hyundai Marine & Fire Insurance Co., Ltd.	13,835	284,955
Hyundai Mobis Co., Ltd.	10,721	2,148,097
Hyundai Motor Co.	28,325	4,146,100
Hyundai Steel Co.	35,199	904,916
Industrial Bank of Korea	53,933	391,587
KB Financial Group, Inc.	37,206	1,330,851
Kia Motors Corp.	60,677	2,721,311
Korea Electric Power Corp. *	110,688	1,952,469
Korea Gas Corp.	11,974	289,618
Korea Shipbuilding & Offshore Engineering Co., Ltd. *	5,885	410,361
Korea Zinc Co., Ltd.	992	335,502
Korean Air Lines Co., Ltd. *	20,059	356,175
KT&G Corp.	8,456	603,793
LG Chem Ltd.	3,625	1,976,644
LG Corp.	7,130	426,938
LG Display Co., Ltd. *	116,499	1,454,666
LG Electronics, Inc.	27,274	2,027,534
LG Household & Health Care Ltd.	288	381,853

22
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
LG Uplus Corp.	37,859	370,623
Lotte Chemical Corp.	3,323	687,243
Lotte Shopping Co., Ltd.	5,507	407,799
NAVER Corp.	1,887	482,828
POSCO	20,387	3,763,525
Posco International Corp.	18,648	220,247
S-Oil Corp.	6,844	330,516
Samsung C&T Corp.	4,621	452,654
Samsung Electro-Mechanics Co., Ltd.	3,856	458,317
Samsung Electronics Co., Ltd.	413,044	20,761,908
Samsung Fire & Marine Insurance Co., Ltd.	4,022	635,942
Samsung Heavy Industries Co., Ltd. *	54,995	247,201
Samsung Life Insurance Co., Ltd.	8,504	475,987
Samsung SDI Co., Ltd.	1,411	555,844
Samsung SDS Co., Ltd.	2,024	302,028
Shinhan Financial Group Co., Ltd.	49,486	1,342,667
SK Holdings Co., Ltd.	5,080	827,269
SK Hynix, Inc.	42,336	3,003,436
SK Innovation Co., Ltd.	17,148	1,916,691
SK Networks Co., Ltd.	70,331	282,109
SK Telecom Co., Ltd.	2,968	562,818
Woori Financial Group, Inc.	77,281	610,180
		68,883,447

Singapore 0.6%
CapitaLand Ltd.	131,986	248,369
ComfortDelGro Corp., Ltd.	260,700	257,848
DBS Group Holdings Ltd.	84,156	1,253,575
Jardine Cycle & Carriage Ltd.	15,300	199,025
Keppel Corp., Ltd.	132,300	425,141
Oversea-Chinese Banking Corp., Ltd.	169,438	1,045,051
Singapore Airlines Ltd.	132,370	328,491
Singapore Telecommunications Ltd.	573,186	852,054
United Overseas Bank Ltd.	64,452	895,525
Wilmar International Ltd.	221,866	656,845
		6,161,924

Spain 2.7%
Acciona S.A.	2,072	209,348
Acerinox S.A. *	25,409	201,704
ACS Actividades de Construccion y Servicios S.A.	30,893	734,349
Aena SME S.A. *	2,993	403,264
Amadeus IT Group S.A.	12,317	586,858
Banco Bilbao Vizcaya Argentaria S.A.	958,658	2,765,873
Banco De Sabadell S.A.	1,808,732	553,487
Banco Santander S.A. *	3,190,199	6,388,550
Bankia S.A.	202,135	248,662
Bankinter S.A.	47,920	180,090
CaixaBank S.A.	155,628	283,957
Enagas S.A.	14,267	307,935
Endesa S.A.	33,965	911,255
Ferrovial S.A.	17,483	378,639
Grifols S.A.	9,213	248,974
Iberdrola S.A.	347,588	4,104,172
Industria de Diseno Textil S.A.	44,959	1,110,007
Mapfre S.A.	149,256	225,201
Naturgy Energy Group S.A.	35,795	665,004
Red Electrica Corp. S.A.	22,616	398,369
Repsol S.A.	326,841	2,051,929
Telefonica S.A.	994,266	3,234,378
		26,192,005

Security	Number of Shares	Value ($)
Sweden 2.2%
Alfa Laval AB *	14,391	292,307
Assa Abloy AB, B Shares	31,853	682,688
Atlas Copco AB, A Shares	21,331	941,575
Atlas Copco AB, B Shares	12,094	463,391
Boliden AB	25,715	701,225
Electrolux AB, B Shares	22,338	503,686
Electrolux Professional AB *	24,545	92,529
Epiroc AB, A Shares	19,716	294,391
Epiroc AB, B Shares	5,636	80,683
Essity AB, B Shares	25,415	735,594
Hennes & Mauritz AB, B Shares	88,618	1,440,787
Hexagon AB, B Shares *	6,251	458,181
Husqvarna AB, B Shares	31,586	325,702
ICA Gruppen AB	6,593	312,102
Investor AB, A Shares	5,440	325,287
Investor AB, B Shares	20,501	1,228,808
Sandvik AB *	56,470	1,006,583
Securitas AB, B Shares *	30,795	434,700
Skandinaviska Enskilda Banken AB, A Shares *	99,307	852,177
Skanska AB, B Shares	31,710	594,739
SKF AB, B Shares	34,546	707,190
SSAB AB, A Shares *	46,443	134,773
SSAB AB, B Shares *	110,888	299,143
Svenska Handelsbanken AB, A Shares *	97,865	792,969
Swedbank AB, A Shares *	92,584	1,449,459
Swedish Match AB	5,794	435,608
Tele2 AB, B Shares	27,658	326,418
Telefonaktiebolaget LM Ericsson, B Shares	163,999	1,830,969
Telia Co. AB (b)	284,623	1,089,010
Trelleborg AB, B Shares *	20,388	339,251
Volvo AB, B Shares *	111,387	2,165,050
		21,336,975

Switzerland 5.0%
ABB Ltd.	102,691	2,491,798
Adecco Group AG	22,362	1,096,497
Alcon, Inc. *	13,281	755,066
Baloise Holding AG	2,327	318,230
Chocoladefabriken Lindt & Spruengli AG	2	172,909
Chocoladefabriken Lindt & Spruengli AG - Participation Certificates	25	198,212
Cie Financiere Richemont S.A.	25,091	1,568,282
Clariant AG	12,971	222,527
Credit Suisse Group AG	98,920	932,951
DKSH Holding AG	4,099	263,730
Geberit AG	899	511,683
Georg Fischer AG	309	312,105
Givaudan S.A.	202	823,744
Julius Baer Group Ltd.	7,241	322,262
Kuehne & Nagel International AG	2,870	573,607
LafargeHolcim Ltd. *	41,712	1,790,264
Lonza Group AG	1,023	619,846
Nestle S.A.	100,139	11,263,423
Novartis AG	66,307	5,166,812
Roche Holding AG	22,297	7,164,725
Roche Holding AG - Bearer Shares	824	265,494
Schindler Holding AG	1,916	491,302
SGS S.A.	185	462,095
Sika AG	2,962	728,666
Sonova Holding AG *	1,170	277,720
Swiss Life Holding AG	1,685	566,815

23
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Swiss Prime Site AG	2,655	223,365
Swiss Re AG	24,121	1,730,937
Swisscom AG	1,720	874,793
The Swatch Group AG	4,856	198,492
The Swatch Group AG - Bearer Shares	2,916	617,524
UBS Group AG	207,621	2,417,117
Zurich Insurance Group AG	8,377	2,782,383
		48,205,376

United Kingdom 14.3%
3i Group plc	41,167	514,163
Admiral Group plc	7,958	283,495
Aggreko plc	41,523	236,665
Anglo American plc	79,887	1,874,402
Antofagasta plc	23,030	307,086
Ashtead Group plc	21,726	785,119
Associated British Foods plc	31,090	683,723
AstraZeneca plc	34,827	3,496,821
Aviva plc	371,796	1,240,153
Babcock International Group plc	45,152	127,197
BAE Systems plc	210,194	1,080,479
Balfour Beatty plc *	72,011	199,014
Barclays plc *	1,704,599	2,362,699
Barratt Developments plc *	91,503	571,947
Bellway plc	11,143	337,133
BHP Group plc	143,228	2,774,663
BP plc	3,358,855	8,567,375
British American Tobacco plc	134,661	4,268,130
BT Group plc	1,807,117	2,373,375
Bunzl plc	20,147	626,295
Burberry Group plc	27,140	476,655
Carnival plc	27,322	308,877
Centrica plc *	2,346,864	1,130,242
Coca-Cola HBC AG *	11,621	263,973
Compass Group plc	88,322	1,208,928
CRH plc	57,161	2,005,871
Croda International plc	3,985	311,464
DCC plc	7,477	485,870
Diageo plc	69,765	2,254,654
Direct Line Insurance Group plc	166,822	570,098
Dixons Carphone plc	481,019	599,604
Drax Group plc	84,963	325,586
DS Smith plc *	100,963	370,352
easyJet plc	34,166	224,042
Evraz plc	62,338	290,288
Experian plc	19,886	728,501
Ferguson plc	15,570	1,546,426
FirstGroup plc *	460,648	245,113
Flutter Entertainment plc *	2,725	472,108
G4S plc *	206,316	544,039
GlaxoSmithKline plc	238,005	3,974,321
Glencore plc *	3,115,697	6,285,094
Hays plc *	195,953	270,584
HSBC Holdings plc *	1,673,045	7,011,050
IMI plc	18,709	250,861
Imperial Brands plc	126,377	2,000,256
Inchcape plc *	70,339	451,205
Informa plc *	43,694	237,068
InterContinental Hotels Group plc *	7,894	401,096
International Consolidated Airlines Group S.A.	216,781	271,104
Intertek Group plc	3,862	278,183
Investec plc	66,698	124,117
ITV plc *	492,206	459,998
J. Sainsbury plc	436,798	1,140,141
John Wood Group plc *	101,730	279,258
Johnson Matthey plc	30,406	846,415
Security	Number of Shares	Value ($)
Kingfisher plc *	515,348	1,916,571
Land Securities Group plc	38,107	251,431
Legal & General Group plc	377,432	904,933
Lloyds Banking Group plc *	7,160,885	2,607,326
London Stock Exchange Group plc	2,809	302,804
M&G plc	218,516	415,654
Marks & Spencer Group plc	605,635	697,740
Meggitt plc *	75,004	265,776
Micro Focus International plc *	39,333	110,370
Mondi plc	46,094	873,634
National Grid plc	317,322	3,774,699
Natwest Group plc *	123,763	199,550
Next plc	8,043	607,460
Ninety One PLC *	27,831	74,816
Pearson plc	86,245	569,801
Pennon Group plc	21,085	271,354
Persimmon plc	22,423	678,890
Prudential plc	104,309	1,275,751
Reckitt Benckiser Group plc	23,288	2,051,405
RELX plc	50,622	1,001,703
Rentokil Initial plc *	39,661	270,020
Rio Tinto plc	91,894	5,197,650
Rolls-Royce Holdings plc *	145,536	134,703
Royal Dutch Shell plc, A Shares	767,587	9,655,845
Royal Dutch Shell plc, B Shares	702,953	8,477,144
Royal Mail plc	418,636	1,232,220
RSA Insurance Group plc	64,129	352,170
Severn Trent plc	14,418	453,765
Smith & Nephew plc	29,592	513,839
Smiths Group plc	24,222	417,345
Smurfit Kappa Group plc	18,684	704,972
SSE plc	108,237	1,775,031
Standard Chartered plc *	227,285	1,038,648
Standard Life Aberdeen plc	163,391	476,084
Tate & Lyle plc	40,448	311,805
Taylor Wimpey plc *	342,444	469,180
Tesco plc	782,682	2,083,144
The Berkeley Group Holdings plc	9,057	476,202
The British Land Co., plc	50,542	228,243
The Sage Group plc	35,477	291,902
The Weir Group plc *	16,259	302,056
Travis Perkins plc *	35,200	483,446
TUI AG	115,882	454,893
Unilever plc	46,313	2,639,323
United Utilities Group plc	44,176	493,836
Vodafone Group plc	4,363,829	5,821,209
Whitbread plc *	15,282	425,493
WM Morrison Supermarkets plc	487,928	1,029,954
WPP plc	173,959	1,389,460
		137,804,626
Total Common Stock
(Cost $986,196,686)		947,254,957

Preferred Stock 1.2% of net assets

Germany 0.7%
Bayerische Motoren Werke AG	11,263	582,336
Fuchs Petrolub SE	6,073	312,585
Henkel AG & Co. KGaA	10,217	994,222
Volkswagen AG	29,665	4,321,125
		6,210,268

Italy 0.1%
Telecom Italia S.p.A. - RSP	1,580,460	575,298

24
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Republic of Korea 0.4%
Hyundai Motor Co., Ltd.	4,885	340,801
Hyundai Motor Co., Ltd. 2nd	7,977	565,219
LG Chem Ltd.	668	185,222
Samsung Electronics Co., Ltd.	70,610	3,141,078
		4,232,320
Total Preferred Stock
(Cost $10,199,858)		11,017,886

Rights 0.0% of net assets

Republic of Korea 0.0%
Doosan Heavy Industries & Construction Co. Ltd expires 12/04/20 *(a)	22,410	81,171

United Kingdom 0.0%
Rolls-Royce Holdings PLC expires 11/11/20 *	485,120	245,105
Total Rights
(Cost $884,794)		326,276

Other Investment Company 0.5% of net assets

United States 0.5%
Securities Lending Collateral 0.5%
Wells Fargo Government Money Market Fund, Select Class 0.04% (c)	5,038,856	5,038,856
Total Other Investment Company
(Cost $5,038,856)		5,038,856
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.0% of net assets

Time Deposits 0.0%
Brown Brothers Harriman
Australian Dollar
(0.02%), 11/02/20 (d)(e)	1,533	1,078
Canadian Dollar
0.01%, 11/02/20 (d)	150,549	113,000
Danish Krone
(0.65%), 11/02/20 (d)(e)	60,867	9,522
Euro Currency
(0.70%), 11/02/20 (d)(e)	8,019	9,339
Hong Kong Dollar
0.04%, 11/02/20 (d)	34,363	4,432
Japanese Yen
(0.27%), 11/02/20 (d)(e)	1,834,875	17,526
New Zealand Dollar
0.05%, 11/02/20 (d)	15,754	10,417
Norwegian Krone
(0.10%), 11/02/20 (d)(e)	7,917	829
Pound Sterling
0.01%, 11/02/20 (d)	10,138	13,133
Singapore Dollar
0.01%, 11/02/20 (d)	698	511
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Swedish Krona
(0.26%), 11/02/20 (d)(e)	381,964	42,925
Swiss Franc
(1.42%), 11/02/20 (d)(e)	1,173	1,279
Total Short-Term Investments
(Cost $223,991)		223,991

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI EAFE Index, expires 12/18/20	79	7,046,405	(87,751)
*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $4,398,913.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.
(e)	Rate is negative due to the current daily overnight rate at the central bank of the denominated currency and therefore is non-income producing.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

25
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 99.1% of net assets

Australia 5.7%
Adbri Ltd.	239,894	476,827
ALS Ltd.	67,276	445,181
Ansell Ltd.	24,032	679,555
ASX Ltd.	10,605	593,823
AusNet Services	460,085	646,779
Austal Ltd.	148,429	283,031
Australian Pharmaceutical Industries Ltd.	427,750	330,037
Bank of Queensland Ltd.	164,560	742,406
Bapcor Ltd.	40,131	216,297
Beach Energy Ltd.	164,447	136,362
Bega Cheese Ltd.	86,480	304,235
Blackmores Ltd. *	2,097	103,572
Breville Group Ltd.	14,312	265,163
carsales.com Ltd.	18,757	274,036
Challenger Ltd.	137,872	466,074
Charter Hall Group	15,269	132,390
Charter Hall Retail REIT	59,231	143,325
CIMIC Group Ltd. *	43,236	653,460
Cleanaway Waste Management Ltd.	193,570	279,055
Cochlear Ltd.	3,499	522,244
Collins Foods Ltd.	16,909	114,769
Costa Group Holdings Ltd.	92,798	232,187
Cromwell Property Group	342,879	211,013
CSR Ltd.	252,973	783,138
Deterra Royalties Ltd. *	52,621	145,360
Dexus	108,929	659,025
Domino's Pizza Enterprises Ltd.	4,139	246,526
Eagers Automotive Ltd	56,583	432,765
Eclipx Group Ltd. *	228,288	238,616
Elders Ltd.	20,380	160,697
Evolution Mining Ltd.	138,353	542,404
Flight Centre Travel Group Ltd. *	34,090	269,828
G.U.D. Holdings Ltd.	20,627	184,000
G8 Education Ltd.	386,822	308,151
Genworth Mortgage Insurance Australia Ltd.	122,479	146,952
GrainCorp Ltd., Class A *	139,366	346,748
GWA Group Ltd.	89,977	166,751
Harvey Norman Holdings Ltd.	178,755	559,190
Healius Ltd.	228,397	541,283
IGO Ltd.	53,913	168,507
Iluka Resources Ltd.	52,621	190,683
Inghams Group Ltd.	74,186	149,276
InvoCare Ltd.	19,724	140,118
IOOF Holdings Ltd.	160,720	330,059
IRESS Ltd.	25,724	166,452
James Hardie Industries plc	36,789	893,232
JB Hi-Fi Ltd.	27,980	934,965
Link Administration Holdings Ltd.	81,194	273,014
Magellan Financial Group Ltd.	5,243	203,211
McMillan Shakespeare Ltd.	24,678	162,336
Mineral Resources Ltd.	34,092	598,648
Monadelphous Group Ltd.	50,038	321,775
nib Holdings Ltd.	111,641	326,700
Nine Entertainment Co. Holdings Ltd.	265,258	387,752
Security	Number of Shares	Value ($)
Northern Star Resources Ltd.	41,508	438,487
NRW Holdings Ltd.	185,907	285,150
Nufarm Ltd. *	120,244	290,747
Orora Ltd.	346,190	627,407
OZ Minerals Ltd.	78,452	819,540
Pact Group Holdings Ltd.	113,955	188,245
Pendal Group Ltd.	72,414	329,448
Perenti Global Ltd.	200,077	147,135
Perpetual Ltd.	13,285	254,260
Platinum Asset Management Ltd.	47,058	100,935
Premier Investments Ltd.	16,305	244,544
Qantas Airways Ltd. *	250,160	735,955
Qube Holdings Ltd.	192,945	359,138
REA Group Ltd.	2,157	179,380
Regis Resources Ltd.	74,498	218,661
Reliance Worldwide Corp. Ltd.	71,252	205,686
Resolute Mining Ltd. *	217,976	123,799
Sandfire Resources Ltd.	80,205	249,588
Santos Ltd.	170,082	565,418
SEEK Ltd. (a)	39,405	596,417
Seven Group Holdings Ltd.	19,408	265,014
Seven West Media Ltd. *	1,825,300	211,480
Shopping Centres Australasia Property Group	76,491	124,798
Sigma Healthcare Ltd. *	1,109,139	413,920
Southern Cross Media Group Ltd. *	996,045	122,352
St. Barbara Ltd.	107,944	202,984
Steadfast Group Ltd.	49,568	124,279
Super Retail Group Ltd.	64,856	510,422
Sydney Airport	103,737	397,736
Tassal Group Ltd.	55,655	138,560
The GPT Group	192,559	545,375
The Star Entertainment Grp Ltd.	309,586	713,439
TPG Telecom Ltd. *	42,709	215,568
Treasury Wine Estates Ltd.	96,532	622,327
Tuas Ltd. *	34,018	18,173
United Malt Grp Ltd. *	142,671	404,433
Vicinity Centres	635,241	539,832
Virgin Australia International Holdings *(a)	176,214	—
Vocus Group Ltd. *	77,053	186,605
Washington H Soul Pattinson & Co., Ltd.	11,386	202,755
Whitehaven Coal Ltd.	382,572	286,332
Worley Ltd.	106,893	712,570
		33,148,877

Austria 0.5%
Austria Technologie & Systemtechnik AG	10,771	195,778
BAWAG Group AG *	14,886	546,691
CA Immobilien Anlagen AG	5,917	162,531
DO & Co. AG *	2,371	86,140
EVN AG	9,317	148,807
IMMOFINANZ AG *	10,704	143,543
Lenzing AG *	7,939	555,729
Oesterreichische Post AG (b)	12,769	405,517
UNIQA Insurance Group AG	41,179	231,942

26
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Verbund AG	6,731	388,204
Vienna Insurance Group AG Wiener Versicherung Gruppe	12,148	246,461
		3,111,343

Belgium 1.1%
Ackermans & van Haaren N.V. *	4,973	612,144
AGFA-Gevaert N.V. *	69,151	262,922
Barco N.V.	10,636	166,847
Befimmo S.A.	3,368	131,109
Bekaert S.A.	26,528	564,258
bpost S.A.	75,669	670,532
Cie d'Entreprises CFE *	3,327	206,025
Cofinimmo S.A.	2,315	314,624
D'ieteren S.A./N.V.	9,257	463,775
Elia Group S.A./N.V.	3,448	333,494
Euronav N.V.	36,141	264,078
Gimv N.V.	3,275	171,021
KBC Ancora *	3,099	87,835
Melexis N.V.	2,535	192,961
Ontex Group N.V. *	34,212	378,498
Orange Belgium S.A.	12,629	210,462
Recticel S.A.	12,922	126,942
Sofina S.A.	930	241,706
Telenet Group Holding N.V.	14,457	556,023
Tessenderlo Group S.A. *	8,439	287,259
		6,242,515

Canada 7.4%
Aecon Group, Inc.	31,072	331,640
Ag Growth International, Inc. (b)	5,400	107,489
Aimia, Inc. *	73,899	191,917
Alamos Gold, Inc., Class A	24,911	227,551
Algonquin Power & Utilities Corp.	45,085	683,568
Allied Properties Real Estate Investment Trust	9,600	232,812
AltaGas Ltd.	62,500	792,333
Altus Group Ltd.	4,500	184,114
Artis Real Estate Investment Trust	52,373	327,847
ATS Automation Tooling Systems, Inc. *	11,500	142,423
AutoCanada, Inc. (b)	26,600	401,905
B2Gold Corp.	30,400	195,548
Badger Daylighting Ltd. (b)	7,100	206,024
Baytex Energy Corp. *(b)	709,500	210,352
Birchcliff Energy Ltd. (b)	182,900	260,835
BlackBerry Ltd. *	85,100	381,970
Boardwalk Real Estate Investment Trust	9,777	196,523
Boyd Group Services, Inc.	1,500	215,166
BRP, Inc.	4,800	259,257
CAE, Inc.	41,319	706,173
Cameco Corp.	84,700	804,850
Canadian Apartment Properties REIT	12,199	392,166
Canadian Utilities Ltd., Class A	30,000	701,193
Canadian Western Bank	18,239	335,402
Canfor Corp. *	51,795	628,242
Capital Power Corp.	25,999	572,942
Cascades, Inc.	43,119	458,926
CCL Industries, Inc., Class B	20,890	796,526
Celestica Inc. *	114,700	674,098
Centerra Gold, Inc.	41,477	362,375
CES Energy Solutions Corp.	225,042	108,104
Chartwell Retirement Residences	39,500	283,435
Chemtrade Logistics Income Fund (b)	67,181	209,263
Security	Number of Shares	Value ($)
Choice Properties Real Estate Investment Trust	21,000	189,619
Chorus Aviation, Inc.	99,100	217,941
Cineplex, Inc. (b)	37,760	144,261
Cogeco Communications, Inc.	2,431	169,329
Cogeco, Inc.	5,400	322,954
Colliers International Group, Inc.	3,934	278,625
Cominar Real Estate Investment Trust	88,513	471,697
Constellation Software, Inc.	677	710,685
Corus Entertainment, Inc., B Shares	181,143	478,588
Crombie Real Estate Investment Trust (b)	16,200	158,073
Dream Office Real Estate Investment Trust	22,317	293,305
Eldorado Gold Corp. *	18,061	226,389
Element Fleet Management Corp.	31,900	300,492
Enerflex Ltd.	73,449	264,070
Enerplus Corp.	170,000	308,789
Ensign Energy Services, Inc.	474,189	177,959
Exchange Income Corp. (b)	9,630	228,769
Extendicare, Inc. (b)	30,900	118,284
First Capital Real Estate Investment Trust (b)	27,978	248,217
FirstService Corp.	2,000	268,183
Franco-Nevada Corp.	5,073	691,440
Frontera Energy Corp.	109,400	176,544
Genworth MI Canada, Inc.	9,805	325,288
Granite Real Estate Investment Trust	3,704	207,678
Great Canadian Gaming Corp. *	11,827	201,955
Home Capital Group, Inc. *(b)	19,870	362,859
Hudbay Minerals, Inc.	126,056	568,638
IAMGOLD Corp. *	104,268	381,917
IGM Financial, Inc.	24,000	526,908
Innergex Renewable Energy, Inc.	13,400	241,588
Interfor Corp. *	38,795	437,073
Intertape Polymer Group, Inc.	20,685	235,216
Just Energy Group, Inc. *(b)	6,513	33,486
Kirkland Lake Gold Ltd.	10,048	457,790
Laurentian Bank of Canada	12,611	248,093
Lundin Mining Corp.	125,025	755,424
Maple Leaf Foods, Inc.	27,363	498,256
Martinrea International, Inc.	74,971	564,407
Medical Facilities Corp.	53,686	202,285
MEG Energy Corp. *	155,662	283,914
Morneau Shepell, Inc.	7,112	142,155
Mullen Group Ltd.	69,892	470,039
NFI Group, Inc.	28,992	328,371
Norbord, Inc.	19,500	640,633
Northland Power, Inc.	15,746	509,266
Northview Apartment Real Estate Investment Trust	7,200	195,199
OceanaGold Corp. *	200,072	261,296
Pan American Silver Corp.	15,505	492,743
Parex Resources, Inc. *	24,600	239,482
Pason Systems, Inc.	30,496	117,882
Peyto Exploration & Development Corp.	264,202	571,119
PrairieSky Royalty Ltd.	29,700	182,128
Precision Drilling Corp. *	566,200	395,231
Premium Brands Holdings Corp.	3,900	278,208
Primo Water Corp.	30,700	384,816
Quebecor, Inc., Class B	23,100	535,931
Richelieu Hardware Ltd.	11,714	314,941
Ritchie Bros. Auctioneers, Inc.	7,755	470,085
Russel Metals, Inc.	46,917	624,363
Secure Energy Services, Inc.	267,331	298,974

27
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Seven Generations Energy Ltd., Class A *	155,800	551,960
ShawCor Ltd.	149,996	244,308
Sienna Senior Living, Inc. (b)	12,700	110,671
Sierra Wireless, Inc. *	12,300	136,451
Sleep Country Canada Holdings, Inc.	8,000	136,366
SmartCentres Real Estate Investment Trust	24,525	387,673
SSR Mining, Inc. *	6,800	125,864
Stantec, Inc.	20,448	587,210
Stella-Jones, Inc.	12,800	416,579
Superior Plus Corp.	53,243	473,564
The North West Co., Inc.	16,315	402,273
TMX Group Ltd.	4,200	408,115
Toromont Industries Ltd.	9,781	608,972
Tourmaline Oil Corp.	68,677	889,713
Transat AT, Inc. *(b)	45,638	159,286
Transcontinental, Inc., Class A	49,120	581,786
Trican Well Service Ltd. *(b)	397,066	345,715
Turquoise Hill Resources Ltd. *	46,820	367,939
Uni-Select, Inc.	47,220	215,845
Vermilion Energy, Inc. (b)	118,500	292,626
Western Forest Products, Inc.	427,595	276,013
Westshore Terminals Investment Corp.	16,256	163,378
Wheaton Precious Metals Corp.	19,389	889,772
Whitecap Resources, Inc.	241,900	441,205
Winpak Ltd.	6,700	206,989
Yamana Gold, Inc.	94,700	526,703
		42,959,795

Denmark 1.5%
Chr. Hansen Holding A/S	5,770	582,250
D/S Norden A/S	17,878	254,218
Demant A/S *	12,281	387,751
Dfds A/S *	10,426	388,528
Drilling Co. of 1972 A/S *	10,169	192,099
FLSmidth & Co. A/S *	21,756	555,831
Genmab A/S *	638	213,108
GN Store Nord A/S	8,662	623,638
H. Lundbeck A/S	8,088	228,012
Jyske Bank A/S *	21,540	641,851
Matas A/S *	29,817	333,062
Nilfisk Holding A/S *	14,648	200,975
NKT A/S *	10,584	287,741
Per Aarsleff Holding A/S	8,441	322,876
Ringkjoebing Landbobank A/S	1,638	124,669
Rockwool International A/S, B Shares	1,325	518,628
Royal Unibrew A/S	4,885	476,332
Scandinavian Tobacco Group A/S	23,623	333,671
Schouw & Co. A/S	3,918	341,187
SimCorp A/S	2,042	243,557
Spar Nord Bank A/S *	20,938	180,403
Sydbank A/S *	28,183	481,977
Topdanmark A/S	5,200	203,629
Tryg A/S	16,117	447,291
		8,563,284

Finland 1.1%
Ahlstrom-Munksjo Oyj	9,062	189,733
Cargotec Oyj, B Shares	22,980	789,879
Finnair Oyj *	363,879	155,108
Huhtamaki Oyj	18,245	891,223
Kemira Oyj	34,192	422,405
Kojamo Oyj	6,681	137,714
Konecranes Oyj	23,053	725,359
Metsa Board Oyj	50,834	426,514
Security	Number of Shares	Value ($)
Orion Oyj, Class B	15,287	654,277
Sanoma Oyj	26,546	390,788
TietoEVRY Oyj	18,553	462,785
Tokmanni Group Corp.	11,172	177,737
Uponor Oyj	17,730	330,569
Valmet Oyj	23,704	565,741
Yit Oyj	45,394	239,494
		6,559,326

France 3.8%
Aeroports de Paris	4,997	488,994
Albioma S.A.	5,372	250,450
Alten S.A. *	5,490	439,576
Amundi S.A. *	7,677	503,550
Beneteau S.A.	19,483	179,143
BioMerieux	2,728	406,196
CGG S.A. *	277,077	156,148
Cie Plastic Omnium S.A.	25,766	586,345
Coface S.A. *	30,859	241,107
Covivio	7,330	436,506
Dassault Aviation S.A. *	310	259,364
Derichebourg S.A.	93,127	273,550
Edenred	16,703	778,593
Elior Group S.A.	86,649	326,563
Eramet S.A. *	6,020	159,878
Eurofins Scientific SE *	673	535,923
Euronext N.V.	5,326	554,551
Europcar Mobility Group *(b)	219,133	142,974
Fnac Darty S.A. *	10,751	461,782
Gaztransport Et Technigaz S.A.	1,993	191,043
Gecina S.A.	3,981	494,213
Getlink SE *	50,640	681,119
ICADE	6,861	346,965
Iliad S.A.	5,176	1,000,685
Imerys S.A.	17,745	530,414
Ipsen S.A.	4,105	373,883
IPSOS	18,393	452,074
JCDecaux S.A. *	18,197	280,859
Kaufman & Broad S.A.	6,229	221,981
Korian S.A. *(b)	12,058	339,703
Maisons du Monde S.A. *	22,266	297,914
Mercialys S.A.	31,084	148,861
Mersen S.A. *	6,004	155,772
Metropole Television S.A. *	29,812	327,469
Nexans S.A. *	14,520	705,127
Nexity S.A.	16,561	464,835
Orpea *	5,204	519,798
Quadient S.A.	34,278	446,694
Remy Cointreau S.A.	2,356	397,769
Sartorius Stedim Biotech	421	159,647
SEB S.A.	5,162	838,894
Societe BIC S.A.	12,732	609,871
Solocal Group *	3,495,203	77,705
Sopra Steria Group *	3,592	427,130
SPIE S.A. *	38,868	611,655
Tarkett S.A. *	25,216	305,484
Technicolor S.A. *(b)	79,786	113,986
Television Francaise *	73,556	431,762
Trigano S.A.	1,990	264,444
UbiSoft Entertainment S.A. *	10,281	908,156
Vallourec S.A. *(b)	9,283	129,366
Vicat S.A.	9,745	299,627
Worldline S.A. *	11,848	877,539
		21,613,637

28
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Germany 3.9%
1&1 Drillisch AG	11,385	239,790
Aareal Bank AG *	26,722	461,722
Alstria Office REIT AG	11,148	141,910
Aroundtown S.A. *	54,637	262,075
Bechtle AG	3,434	589,675
Befesa S.A.	4,721	194,428
Bilfinger SE	22,660	415,386
CANCOM SE	4,649	183,792
Carl Zeiss Meditec AG	2,034	262,813
CECONOMY AG *	115,558	511,071
Cewe Stiftung & Co. KGaA	1,515	144,414
CTS Eventim AG & Co. KGaA *	4,816	213,480
Deutsche Euroshop AG *	11,522	145,524
Deutsche Pfandbriefbank AG *	87,968	537,585
Deutz AG *	87,955	451,838
Dialog Semiconductor plc *	14,529	553,902
Duerr AG	19,723	567,201
DWS Group GmbH & Co. KGaA *	7,163	243,222
ElringKlinger AG *	34,651	350,293
Fielmann AG *	3,717	281,818
Fraport AG Frankfurt Airport Services Worldwide *(b)	10,607	383,639
Gerresheimer AG	5,888	591,887
Grand City Properties S.A.	10,112	229,528
GRENKE AG	1,820	71,051
Hamburger Hafen und Logistik AG	8,833	148,076
Heidelberger Druckmaschinen AG *	313,333	175,373
HOCHTIEF AG	6,566	483,032
Hornbach Holding AG & Co. KGaA	7,312	704,267
Indus Holding AG	10,343	305,968
Jenoptik AG	9,574	236,261
JOST Werke AG *	4,030	151,132
Kloeckner & Co. SE *	153,376	861,970
Knorr-Bremse AG	6,980	808,292
Koenig & Bauer AG *	8,576	177,131
Krones AG	6,548	374,139
LEG Immobilien AG	4,803	649,139
Nordex SE *	25,225	363,520
Norma Group SE	11,172	346,626
Pfeiffer Vacuum Technology AG	945	172,359
Puma SE *	7,997	700,082
QIAGEN N.V. *	12,073	573,260
Rational AG	252	188,862
RTL Group S.A. *	20,813	790,831
SAF-Holland SE *	37,649	320,061
Scout24 AG	5,661	456,705
Siemens Healthineers AG	13,417	575,975
Siltronic AG	4,462	422,263
Sixt SE *	3,740	282,575
Software AG	9,247	331,270
Stabilus S.A.	4,266	241,854
Stroeer SE & Co. KGaA *	2,631	190,188
Suedzucker AG	40,698	585,707
TAG Immobilien AG *	13,949	411,072
Takkt AG *	19,583	208,105
Talanx AG *	11,928	351,651
Wacker Chemie AG	7,874	759,621
Wacker Neuson SE *	14,509	266,766
Zalando SE *	8,679	808,226
		22,450,403

Greece 0.0%
TT Hellenic Postbank S.A. *(a)	24,275	—

Security	Number of Shares	Value ($)
Hong Kong 4.1%
Asia Cement China Holdings Corp.	104,500	95,905
ASM Pacific Technology Ltd.	58,200	586,907
BOC Aviation Ltd.	31,200	193,195
Brightoil Petroleum Holdings Ltd. *(a)	1,150,000	—
Budweiser Brewing Co. APAC Ltd.	81,600	240,647
Cafe De Coral Holdings Ltd.	124,000	256,308
Cathay Pacific Airways Ltd. *	453,363	308,061
China Travel International Investment Hong Kong Ltd. *	1,240,000	158,688
Chow Sang Sang Holdings International Ltd.	238,000	260,354
Chow Tai Fook Jewellery Group Ltd.	391,000	499,718
CITIC Telecom International Holdings Ltd.	538,000	170,900
CK Infrastructure Holdings Ltd.	30,000	141,518
Cowell e Holdings, Inc.	389,000	171,300
Dah Sing Financial Holdings Ltd.	69,200	172,367
Dairy Farm International Holdings Ltd.	93,723	353,038
FIH Mobile Ltd. *	3,744,000	411,490
First Pacific Co., Ltd.	3,262,000	1,013,397
Fortune REIT	186,000	155,353
Giordano International Ltd.	1,222,000	194,475
Haitong International Securities Group Ltd.	785,904	179,117
Hang Lung Group Ltd.	309,000	685,921
Hang Lung Properties Ltd.	342,000	832,595
Hutchison Telecommunications Hong Kong Holdings Ltd.	1,052,000	157,641
Hysan Development Co., Ltd.	97,000	309,245
IGG, Inc.	258,000	279,282
Johnson Electric Holdings Ltd.	181,000	374,508
K Wah International Holdings Ltd.	569,000	270,021
Kerry Logistics Network Ltd.	213,500	445,891
Kerry Properties Ltd.	268,500	658,772
Lee & Man Paper Manufacturing Ltd.	636,000	481,994
Lifestyle International Holdings Ltd. *	199,000	156,298
Luk Fook Holdings International Ltd.	208,000	508,594
Man Wah Holdings Ltd.	284,400	396,919
Melco International Development Ltd.	201,000	326,272
MGM China Holdings Ltd.	154,000	203,229
Minth Group Ltd.	147,500	610,354
MMG Ltd. *(b)	1,472,000	349,108
NagaCorp Ltd.	172,000	177,908
Nexteer Automotive Group Ltd.	491,000	410,035
NWS Holdings Ltd.	648,000	568,809
Pacific Basin Shipping Ltd.	1,916,000	279,885
Pacific Textile Holdings Ltd.	308,000	175,747
Pou Sheng International Holdings Ltd. *	973,000	223,002
Power Assets Holdings Ltd.	31,143	160,377
Prada S.p.A. *	118,400	468,618
Road King Infrastructure Ltd.	153,000	181,968
Sa Sa International Holdings Ltd. *(b)	826,518	118,665
Samsonite International S.A. *	617,800	630,248
Shangri-La Asia Ltd. *	296,000	232,902
Shui On Land Ltd.	2,180,000	287,450
Shun Tak Holdings Ltd.	610,000	179,040
SITC International Holdings Co., Ltd.	237,000	366,083
SJM Holdings Ltd.	612,000	635,445
SmarTone Telecommunications Holdings Ltd.	364,500	196,671
Stella International Holdings Ltd.	354,000	362,761
Sun Art Retail Group Ltd.	533,500	578,016
Swire Properties Ltd.	154,800	415,404
The Bank of East Asia Ltd.	323,667	583,900

29
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Tingyi (Cayman Islands) Holding Corp.	438,000	801,506
Truly International Holdings Ltd. *	2,072,000	236,091
Uni-President China Holdings Ltd.	280,000	242,542
Value Partners Group Ltd.	315,000	138,021
Vitasoy International Holdings Ltd.	60,000	242,694
VSTECS Holdings Ltd.	542,000	339,078
VTech Holdings Ltd.	75,900	503,598
Wynn Macau Ltd. *	264,800	365,857
Xinyi Glass Holdings Ltd.	410,000	900,375
		23,612,078

Ireland 0.4%
AIB Group plc *	330,582	373,949
Glanbia plc	53,996	513,588
Irish Continental Group plc *	37,773	138,738
Kingspan Group plc *	12,386	1,079,738
Total Produce plc	288,729	377,718
		2,483,731

Israel 1.0%
Azrieli Group Ltd.	3,601	169,016
Delek Group Ltd. *	9,175	167,838
Elbit Systems Ltd.	2,929	330,050
FIBI Holdings Ltd.	4,844	122,144
First International Bank of Israel Ltd.	8,594	189,981
Gazit-Globe Ltd.	40,598	168,154
Harel Insurance Investments & Finances Service Ltd. *	28,991	210,624
Israel Discount Bank Ltd., Class A	194,260	543,745
Mizrahi Tefahot Bank Ltd.	16,839	328,364
Nice Ltd. *	2,896	658,635
Oil Refineries Ltd. *	1,777,752	317,315
Partner Communications Co., Ltd. *	33,366	130,450
Paz Oil Co., Ltd.	7,158	661,764
Shikun & Binui Ltd. *	37,605	175,095
Shufersal Ltd.	30,891	232,499
The Israel Corp., Ltd. *	4,076	455,036
The Phoenix Holdings Ltd. *	31,427	164,731
Tower Semiconductor Ltd. *	23,192	475,667
		5,501,108

Italy 2.2%
ACEA S.p.A.	11,580	229,907
Alitalia - Linee Aeree Italiane S.p.A. *(a)	14,782	—
Amplifon S.p.A. *	6,680	242,869
Anima Holding S.p.A.	73,725	276,231
ASTM S.p.A. *	19,253	358,322
Autogrill S.p.A. *	70,074	262,660
Azimut Holding S.p.A.	22,013	371,057
Banca Carige S.p.A. *(a)	14,056,361	2,456
Banca Farmafactoring S.p.A. *	21,370	98,592
Banca Generali S.p.A. *	8,115	231,068
Banca IFIS S.p.A. *	16,892	135,503
Banca Mediolanum S.p.A.	48,910	334,159
Banca Monte dei Paschi di Siena S.p.A. *(b)	186,214	224,811
Banca Popolare Di Sondrio Scarl *	313,624	551,257
BPER Banca *(b)	426,888	507,202
Buzzi Unicem S.p.A.	22,777	492,844
Cattolica Assicurazioni SC *	70,820	350,163
Cerved Group S.p.A. *	36,816	260,502
Davide Campari-Milano N.V.	40,856	427,001
De'Longhi S.p.A. *	16,494	527,506
DiaSorin S.p.A.	1,191	261,459
Security	Number of Shares	Value ($)
Enav S.p.A.	59,569	206,702
ERG S.p.A.	13,213	299,237
Esprinet S.p.A. *	31,821	270,586
Fincantieri S.p.A. *(b)	190,386	106,830
FinecoBank Banca Fineco S.p.A. *	41,133	564,751
Freni Brembo S.p.A. *	40,448	420,258
Industria Macchine Automatiche S.p.A. *	2,783	218,945
Infrastrutture Wireless Italiane S.p.A.	16,289	175,948
Interpump Group S.p.A.	10,243	386,893
Iren S.p.A.	206,110	467,737
Italgas S.p.A.	104,606	604,490
Maire Tecnimont S.p.A. *	55,174	74,700
MARR S.p.A. *	10,822	146,507
Mediaset S.p.A. *	227,526	386,860
Moncler S.p.A. *	13,231	529,395
OVS S.p.A. *	264,458	238,456
Piaggio & C. S.p.A.	55,752	152,154
Recordati Industria Chimica e Farmaceutica S.p.A.	8,895	461,158
Reply S.p.A.	1,344	144,395
Salvatore Ferragamo S.p.A. *	20,766	267,877
Tod's S.p.A. *	6,751	142,218
UnipolSai Assicurazioni S.p.A.	179,722	417,399
Webuild S.p.A.	118,172	126,605
		12,955,670

Japan 34.4%
ABC-Mart, Inc.	5,900	299,274
Acom Co., Ltd.	46,800	210,320
Adastria Co., Ltd.	17,480	303,399
ADEKA Corp.	44,700	578,051
Advantest Corp.	12,000	695,076
Aeon Delight Co., Ltd.	7,400	194,811
AEON Financial Service Co., Ltd.	41,300	422,988
Aeon Mall Co., Ltd.	34,230	533,967
Aica Kogyo Co., Ltd.	13,300	447,945
Aida Engineering Ltd.	26,000	198,857
Ain Holdings, Inc.	6,800	475,643
Aisan Industry Co., Ltd.	41,000	175,733
Alconix Corp.	15,600	220,845
Alpen Co., Ltd.	10,700	208,061
Amano Corp.	17,100	402,473
Anritsu Corp.	15,400	337,144
AOKI Holdings, Inc.	35,000	152,137
Aoyama Trading Co., Ltd.	71,400	340,129
Aozora Bank Ltd.	35,000	575,016
Arata Corp.	12,400	602,606
Arcs Co., Ltd.	33,400	739,393
Asahi Diamond Industrial Co., Ltd.	32,500	149,135
Asahi Holdings, Inc.	10,000	326,099
Asahi Intecc Co., Ltd.	3,900	120,854
Asanuma Corp.	2,800	108,179
ASKUL Corp.	5,300	203,553
Autobacs Seven Co., Ltd.	31,000	396,845
Avex, Inc.	22,000	212,530
Azbil Corp.	25,900	1,051,107
Belluna Co., Ltd.	25,000	204,685
Benesse Holdings, Inc.	21,800	513,952
BML, Inc.	6,100	171,498
Bunka Shutter Co., Ltd.	28,900	226,904
Calbee, Inc.	16,300	500,029
Canon Electronics, Inc.	9,800	135,202
Canon Marketing Japan, Inc.	22,100	470,799
Capcom Co., Ltd.	7,500	410,187
Cawachi Ltd.	9,700	275,122
Central Glass Co., Ltd.	24,800	532,172

30
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Chiyoda Corp. *	83,200	180,424
Chudenko Corp.	10,500	213,411
Chugoku Marine Paints Ltd.	21,600	206,203
Citizen Watch Co., Ltd. *	216,600	573,840
CKD Corp.	14,800	246,329
Cocokara fine, Inc.	10,200	670,102
Colowide Co., Ltd.	8,600	128,764
Cosmos Pharmaceutical Corp.	3,070	521,407
Create SD Holdings Co., Ltd.	6,600	212,850
Credit Saison Co., Ltd.	57,500	621,561
CyberAgent, Inc.	12,500	786,229
Daido Metal Co., Ltd.	33,400	161,924
Daifuku Co., Ltd.	9,300	958,995
Daihen Corp.	6,900	266,844
Daiho Corp.	9,700	311,671
Daiichikosho Co., Ltd.	12,200	417,447
Daiki Aluminium Industry Co., Ltd.	21,500	133,003
Daikyonishikawa Corp.	56,100	310,959
Daio Paper Corp.	28,300	409,164
Daiseki Co., Ltd.	7,200	183,282
Daishi Hokuetsu Financial Group, Inc.	10,300	197,820
Daiwabo Holdings Co., Ltd.	10,500	687,373
DCM Holdings Co., Ltd.	52,000	644,315
Dena Co., Ltd.	31,586	538,923
Descente Ltd. *	13,600	210,947
Dexerials Corp.	20,000	228,801
Disco Corp.	2,675	722,005
DMG Mori Co., Ltd.	25,200	336,935
Doshisha Co., Ltd.	12,700	233,684
Doutor Nichires Holdings Co., Ltd.	13,200	185,301
Dowa Holdings Co., Ltd.	25,800	738,366
DTS Corp.	10,200	198,380
Duskin Co., Ltd.	15,400	393,107
DyDo Group Holdings, Inc.	5,100	263,886
Eagle Industry Co., Ltd.	26,600	211,613
Earth Corp.	3,100	196,916
Eizo Corp.	6,150	232,130
Exedy Corp.	30,500	384,514
Ezaki Glico Co., Ltd.	14,600	605,542
F.C.C. Co., Ltd.	19,700	378,032
FamilyMart Co., Ltd.	20,100	441,803
Fancl Corp.	7,000	220,577
Foster Electric Co., Ltd.	25,700	295,657
FP Corp.	6,660	265,612
Fuji Co., Ltd.	16,100	298,083
Fuji Corp.	20,938	420,937
Fuji Media Holdings, Inc.	26,600	255,824
Fuji Oil Co., Ltd. *	125,800	221,325
Fuji Oil Holdings, Inc.	13,400	423,997
Fuji Seal International, Inc.	15,200	283,918
Fuji Soft, Inc.	6,100	326,262
Fujimori Kogyo Co., Ltd.	7,100	290,864
Fujitec Co., Ltd.	23,600	514,256
Fujitsu General Ltd.	16,000	444,099
Fukuoka Financial Group, Inc.	40,200	672,439
Fukuyama Transporting Co., Ltd.	11,000	461,032
Furukawa Co., Ltd.	20,200	208,932
Futaba Corp.	19,900	169,461
Futaba Industrial Co., Ltd.	64,400	325,113
Fuyo General Lease Co., Ltd.	3,100	177,996
G-Tekt Corp.	24,400	274,924
Geo Holdings Corp.	33,000	491,003
Glory Ltd.	25,300	533,284
Gree, Inc.	43,100	224,745
GS Yuasa Corp.	45,300	790,694
GungHo Online Entertainment, Inc. *	21,050	523,032
Gunze Ltd.	8,100	298,128
H.I.S. Co., Ltd. *(b)	13,400	180,701
Security	Number of Shares	Value ($)
H.U. Group Holdings, Inc.	27,700	704,751
Hamakyorex Co., Ltd.	6,400	181,582
Hamamatsu Photonics K.K.	11,500	578,677
Happinet Corp.	17,700	236,985
Hazama Ando Corp.	93,400	580,260
Heiwa Corp.	19,600	316,875
Heiwa Real Estate Co., Ltd.	5,600	163,490
Heiwado Co., Ltd.	23,800	483,245
Hikari Tsushin, Inc.	2,050	480,817
Hirogin Holdings, Inc.	94,600	514,873
Hirose Electric Co., Ltd.	5,739	801,075
Hisamitsu Pharmaceutical Co., Inc.	12,700	607,494
Hitachi Capital Corp.	9,400	198,802
Hitachi Transport System Ltd.	15,000	475,482
Hitachi Zosen Corp.	131,000	527,573
Hogy Medical Co., Ltd.	4,900	143,771
Hokuetsu Corp.	106,300	351,140
Hokuhoku Financial Group, Inc.	51,300	486,805
Horiba Ltd.	8,900	437,803
Hoshizaki Corp.	7,500	598,944
Hosiden Corp.	37,600	333,340
House Foods Group, Inc.	16,200	536,268
Hulic Co., Ltd.	42,400	392,747
Ibiden Co., Ltd.	29,700	1,210,972
IBJ Leasing Co., Ltd.	5,000	127,459
Inaba Denki Sangyo Co., Ltd.	24,400	587,392
Inabata & Co., Ltd.	47,900	555,680
Internet Initiative Japan, Inc.	7,100	317,657
Iriso Electronics Co., Ltd.	4,400	167,527
Ishihara Sangyo Kaisha Ltd.	26,800	174,063
Ito En Ltd.	10,200	645,999
Itochu Enex Co., Ltd.	48,600	457,196
Itochu Techno-Solutions Corp.	14,600	495,340
Itoham Yonekyu Holdings, Inc.	124,900	836,211
Iwatani Corp.	24,000	1,088,941
Izumi Co., Ltd.	18,800	637,578
Jaccs Co., Ltd.	11,600	202,578
JAFCO Group Co., Ltd.	6,400	289,446
Japan Airport Terminal Co., Ltd.	6,600	286,646
Japan Aviation Electronics Industry Ltd.	24,300	334,647
Japan Display, Inc. *	1,089,400	533,597
Japan Exchange Group, Inc.	41,400	1,010,707
Japan Petroleum Exploration Co., Ltd.	18,400	290,939
Joyful Honda Co., Ltd.	28,900	449,570
Juki Corp.	30,400	128,860
JVCKenwood Corp.	185,100	250,435
Kadokawa Corp.	13,000	395,389
Kaga Electronics Co., Ltd.	13,200	255,248
Kagome Co., Ltd.	16,800	575,426
Kakaku.com, Inc.	8,700	229,919
Kaken Pharmaceutical Co., Ltd.	7,600	299,334
Kameda Seika Co., Ltd.	3,200	144,897
Kamigumi Co., Ltd.	36,000	644,072
Kanamoto Co., Ltd.	15,200	313,572
Kandenko Co., Ltd.	54,900	411,985
Kanematsu Corp.	56,900	674,683
Kansai Paint Co., Ltd.	30,700	791,511
Kasai Kogyo Co., Ltd.	58,900	195,533
Kato Sangyo Co., Ltd.	16,700	554,874
Kato Works Co., Ltd.	12,500	121,434
Kawasaki Kisen Kaisha Ltd. *	70,900	866,395
Keihan Holdings Co., Ltd.	14,500	550,858
Keikyu Corp.	42,000	587,344
Keisei Electric Railway Co., Ltd.	18,500	517,522
KH Neochem Co., Ltd.	10,100	236,343
Kinden Corp.	52,200	818,488
Kintetsu World Express, Inc.	17,500	372,016

31
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Kissei Pharmaceutical Co., Ltd.	7,400	145,625
Kitz Corp.	40,600	219,722
Kobayashi Pharmaceutical Co., Ltd.	5,200	506,718
Kohnan Shoji Co., Ltd.	14,600	498,531
Kokuyo Co., Ltd.	39,000	529,918
Komeri Co., Ltd.	15,800	465,181
Komori Corp.	28,000	179,778
Konami Holdings Corp.	17,500	684,920
Konoike Transport Co., Ltd.	22,000	229,997
Kose Corp.	3,500	446,164
Kumagai Gumi Co., Ltd.	16,900	390,612
Kumiai Chemical Industry Co., Ltd.	12,400	119,211
Kura Sushi, Inc.	3,000	180,934
Kureha Corp.	7,900	335,358
Kurita Water Industries Ltd.	28,500	847,981
Kusuri no Aoki Holdings Co., Ltd.	2,100	167,634
KYB Corp. *	21,100	436,284
Kyoei Steel Ltd.	14,200	178,784
Kyokuto Kaihatsu Kogyo Co., Ltd.	16,400	202,316
KYORIN Holdings, Inc.	14,700	265,839
Kyoritsu Maintenance Co., Ltd.	4,800	171,745
Kyowa Exeo Corp.	30,500	703,235
Kyowa Kirin Co., Ltd.	32,600	809,568
Kyudenko Corp.	15,200	414,827
Kyushu Financial Group, Inc.	78,700	368,122
Lawson, Inc.	13,000	597,292
Leopalace21 Corp. *	329,900	516,857
Life Corp.	9,700	341,144
Lintec Corp.	19,900	441,139
Lion Corp.	36,900	752,442
M3, Inc.	6,900	465,996
Mabuchi Motor Co., Ltd.	15,000	618,431
Macnica Fuji Electronics Holdings, Inc.	28,500	509,685
Maeda Corp.	58,700	422,649
Maeda Road Construction Co., Ltd.	19,300	321,735
Makino Milling Machine Co., Ltd.	10,750	370,018
Mandom Corp.	10,100	150,450
Marudai Food Co., Ltd.	21,200	332,928
Maruha Nichiro Corp.	25,800	540,382
Marui Group Co., Ltd.	32,600	589,145
Maruichi Steel Tube Ltd.	16,400	376,242
Max Co., Ltd.	11,300	158,004
Maxell Holdings Ltd. *	29,200	305,275
MCJ Co., Ltd.	21,400	197,221
Mebuki Financial Group, Inc.	220,700	443,428
Megmilk Snow Brand Co., Ltd.	26,400	572,070
Meidensha Corp.	19,500	298,175
Meitec Corp.	4,900	242,918
Ministop Co., Ltd.	10,100	126,321
Mirait Holdings Corp.	29,100	414,271
Mitsubishi Logisnext Co., Ltd.	17,000	143,487
Mitsubishi Logistics Corp.	18,000	473,710
Mitsubishi Pencil Co., Ltd.	13,000	167,353
Mitsubishi UFJ Lease & Finance Co., Ltd.	74,700	316,503
Mitsui E&S Holdings Co., Ltd. *	91,200	288,789
Mitsui Matsushima Holdings Co., Ltd.	15,300	99,673
Mitsui Sugar Co., Ltd.	7,800	135,601
Mitsui-Soko Holdings Co., Ltd.	13,300	234,765
Miura Co., Ltd.	8,000	376,915
Mizuno Corp.	14,300	239,210
Mochida Pharmaceutical Co., Ltd.	6,200	226,386
Modec, Inc.	9,200	133,642
Morinaga & Co., Ltd.	9,000	341,957
Morinaga Milk Industry Co., Ltd.	18,500	891,935
Morita Holdings Corp.	12,000	219,372
MOS Food Services, Inc.	5,900	160,936
Musashi Seimitsu Industry Co., Ltd.	28,400	296,860
Security	Number of Shares	Value ($)
Nabtesco Corp.	23,900	892,862
Nachi-Fujikoshi Corp.	10,800	428,086
Nankai Electric Railway Co., Ltd.	26,000	593,704
NEC Networks & System Integration Corp.	17,800	308,659
NET One Systems Co., Ltd.	12,100	361,772
Nexon Co., Ltd.	31,322	872,972
Nichi-iko Pharmaceutical Co., Ltd.	18,500	183,155
Nichias Corp.	18,700	405,010
Nichicon Corp.	27,900	225,899
Nichiha Corp.	11,200	326,358
NichiiGakkan Co., Ltd.	5,100	81,256
Nifco, Inc.	27,400	820,140
Nihon Kohden Corp.	15,000	469,179
Nihon Parkerizing Co., Ltd.	29,800	293,681
Nihon Unisys Ltd.	12,400	365,508
Nikkiso Co., Ltd.	22,400	214,761
Nikkon Holdings Co., Ltd.	21,600	413,395
Nippo Corp.	20,500	526,566
Nippon Chemi-Con Corp. *	14,800	189,286
Nippon Denko Co., Ltd. *	98,900	232,981
Nippon Densetsu Kogyo Co., Ltd.	13,100	253,831
Nippon Flour Mills Co., Ltd.	27,100	434,679
Nippon Gas Co., Ltd.	9,100	434,040
Nippon Kayaku Co., Ltd.	61,400	528,392
Nippon Koei Co., Ltd.	5,700	150,267
Nippon Paint Holdings Co., Ltd.	11,200	1,008,896
Nippon Sanso Holdings Corp.	24,800	363,609
Nippon Sheet Glass Co., Ltd. *	143,100	497,520
Nippon Shinyaku Co., Ltd.	3,500	250,096
Nippon Signal Co., Ltd.	19,600	170,695
Nippon Soda Co., Ltd.	12,700	333,283
Nippon Suisan Kaisha Ltd.	146,800	565,502
Nippon Television Holdings, Inc.	15,400	162,508
Nippon Yakin Kogyo Co., Ltd.	9,610	138,336
Nipro Corp.	43,900	461,924
Nishi-Nippon Financial Holdings, Inc.	55,100	373,266
Nishi-Nippon Railroad Co., Ltd.	25,500	673,748
Nishimatsu Construction Co., Ltd.	29,400	571,096
Nishimatsuya Chain Co., Ltd.	23,500	382,133
Nishio Rent All Co., Ltd.	9,800	190,199
Nissan Chemical Corp.	17,200	912,815
Nissha Co., Ltd.	25,500	300,233
Nisshinbo Holdings, Inc.	99,700	664,508
Nissin Electric Co., Ltd.	16,700	167,184
Nissin Foods Holdings Co., Ltd.	10,400	900,530
Nitta Corp.	5,800	122,300
Nitto Boseki Co., Ltd.	4,700	172,622
Nitto Kogyo Corp.	11,500	212,437
NOF Corp.	14,300	537,427
Nojima Corp.	14,900	418,169
Nomura Co., Ltd.	17,900	115,591
Nomura Research Institute Ltd.	29,880	880,787
Noritake Co., Ltd.	7,400	217,686
Noritz Corp.	26,600	387,877
North Pacific Bank Ltd.	132,900	281,232
NS Solutions Corp.	7,900	231,348
NS United Kaiun Kaisha Ltd.	9,600	130,254
NSD Co., Ltd.	10,200	179,159
Obic Co., Ltd.	2,200	389,495
Oiles Corp.	12,480	174,287
Okamoto Industries, Inc.	5,300	218,178
Okamura Corp.	47,000	358,941
Okasan Securities Group, Inc.	72,900	238,225
Oki Electric Industry Co., Ltd.	58,000	538,460
OKUMA Corp.	11,300	548,477
Okumura Corp.	15,400	356,754
Onward Holdings Co., Ltd.	105,400	206,395

32
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Open House Co., Ltd.	8,400	286,038
Oracle Corp., Japan	2,600	259,844
Orient Corp.	170,900	189,647
Osaka Soda Co., Ltd.	7,600	181,041
OSG Corp.	25,600	383,515
Outsourcing, Inc.	18,000	166,932
Pacific Industrial Co., Ltd.	24,100	242,029
PALTAC Corp.	15,000	838,613
Paramount Bed Holdings Co., Ltd.	5,700	219,609
Park24 Co., Ltd. *	22,900	309,330
Penta-Ocean Construction Co., Ltd.	114,400	725,431
Persol Holdings Co., Ltd.	51,600	781,544
Pigeon Corp.	9,600	442,095
Pilot Corp.	9,600	267,780
Piolax, Inc.	10,803	158,475
Plenus Co., Ltd.	12,900	210,787
Pola Orbis Holdings, Inc.	16,100	317,478
Press Kogyo Co., Ltd.	121,400	323,070
Prima Meat Packers Ltd.	14,600	416,584
Qol Holdings Co., Ltd.	10,000	109,064
Raito Kogyo Co., Ltd.	15,400	218,414
Raiznext Corp.	16,300	188,901
Relia, Inc.	13,800	157,021
Relo Group, Inc.	11,000	263,986
Rengo Co., Ltd.	99,900	768,625
Resorttrust, Inc.	17,300	243,648
Restar Holdings Corp.	14,400	308,463
Rinnai Corp.	9,100	896,682
Rohto Pharmaceutical Co., Ltd.	14,200	443,934
Round One Corp.	25,400	199,496
Royal Holdings Co., Ltd.	9,900	168,220
Ryobi Ltd.	30,200	326,443
Ryosan Co., Ltd.	22,500	416,244
Ryoyo Electro Corp.	9,700	267,563
S Foods, Inc.	11,000	366,363
Saizeriya Co., Ltd.	10,600	183,990
Sakai Chemical Industry Co., Ltd.	9,500	175,845
Sakata INX Corp.	24,500	255,229
Sakata Seed Corp.	4,600	162,317
San-A Co., Ltd.	7,100	295,719
Sanden Holdings Corp. *	52,000	173,314
Sangetsu Corp.	22,300	321,382
Sanken Electric Co., Ltd.	11,500	368,164
Sanki Engineering Co., Ltd.	18,800	203,823
Sankyo Co., Ltd.	13,100	333,882
Sankyo Tateyama, Inc.	34,600	307,216
Sankyu, Inc.	18,800	673,446
Sanoh Industrial Co., Ltd. (b)	18,100	104,831
Sanrio Co., Ltd.	11,500	211,528
Sanwa Holdings Corp.	74,700	852,095
Sanyo Chemical Industries Ltd.	4,750	201,295
Sanyo Denki Co., Ltd.	3,400	149,889
Sanyo Special Steel Co., Ltd. *	20,200	198,059
Sapporo Holdings Ltd.	30,100	491,501
Sato Holdings Corp.	7,800	148,525
Sawai Pharmaceutical Co., Ltd.	8,240	397,165
SCREEN Holdings Co., Ltd.	10,400	569,644
SCSK Corp.	7,676	381,662
Sega Sammy Holdings, Inc.	62,400	781,970
Seibu Holdings, Inc.	59,800	597,875
Seiko Holdings Corp.	17,600	221,687
Seiren Co., Ltd.	17,700	280,508
Sekisui Jushi Corp.	7,300	147,408
Senko Group Holdings Co., Ltd.	59,300	530,323
Senshu Ikeda Holdings, Inc.	116,900	178,630
Seven Bank Ltd.	129,000	296,048
Sharp Corp.	34,500	398,945
Shibaura Machine Co., Ltd.	8,800	175,621
Security	Number of Shares	Value ($)
Shibuya Corp.	5,600	173,443
Shima Seiki Manufacturing Ltd.	11,900	176,766
Shimachu Co., Ltd.	18,500	977,857
Shindengen Electric Manufacturing Co., Ltd.	6,800	129,591
Shinko Electric Industries Co., Ltd.	21,700	378,575
Shinmaywa Industries Ltd.	42,500	329,869
Shinsei Bank Ltd.	33,400	401,853
Ship Healthcare Holdings, Inc.	9,900	469,778
Shizuoka Gas Co., Ltd.	38,100	335,055
SHO-BOND Holdings Co., Ltd.	4,600	222,034
Shochiku Co., Ltd.	1,250	144,729
Shoei Foods Corp.	4,600	166,967
Showa Sangyo Co., Ltd.	12,200	376,675
Siix Corp.	24,900	295,063
Sinfonia Technology Co., Ltd.	10,900	118,611
SKY Perfect JSAT Holdings, Inc.	68,800	293,706
Skylark Holdings Co., Ltd. (b)	46,500	663,218
Sohgo Security Services Co., Ltd.	13,900	647,667
Sotetsu Holdings, Inc.	17,600	434,341
Square Enix Holdings Co., Ltd.	10,700	621,700
St. Marc Holdings Co., Ltd.	7,900	112,600
Starts Corp., Inc.	10,400	241,904
Sugi Holdings Co., Ltd.	10,300	680,161
Sumco Corp.	46,200	704,636
Sumitomo Bakelite Co., Ltd.	12,600	356,616
Sumitomo Dainippon Pharma Co., Ltd.	37,100	434,849
Sumitomo Mitsui Construction Co., Ltd.	102,780	396,672
Sumitomo Osaka Cement Co., Ltd.	18,400	559,609
Sumitomo Riko Co., Ltd.	44,500	226,996
Sumitomo Seika Chemicals Co., Ltd.	6,100	194,184
Sundrug Co., Ltd.	22,900	850,318
Suruga Bank Ltd.	116,100	379,152
Sushiro Global Holdings Ltd.	12,200	331,187
Swcc Showa Holdings Co., Ltd.	10,000	111,308
T-Gaia Corp.	9,900	182,014
Tachi-S Co., Ltd.	41,100	415,259
Tadano Ltd.	59,300	453,858
Taihei Dengyo Kaisha Ltd.	7,200	155,564
Taikisha Ltd.	11,400	296,887
Taisho Pharmaceutical Holdings Co., Ltd.	8,900	535,498
Taiyo Holdings Co., Ltd.	3,200	167,529
Taiyo Yuden Co., Ltd.	27,800	1,028,236
Takamatsu Construction Group Co., Ltd.	7,400	151,765
Takara Holdings, Inc.	54,400	548,367
Takara Standard Co., Ltd.	22,700	297,705
Takasago Thermal Engineering Co., Ltd.	24,000	318,178
Takeuchi Manufacturing Co., Ltd.	13,300	289,846
Takuma Co., Ltd.	19,500	298,592
Tamron Co., Ltd.	7,300	108,959
Tamura Corp.	36,000	170,893
TBS Holdings, Inc.	13,000	200,752
TechnoPro Holdings, Inc.	3,600	223,911
Tekken Corp.	5,800	108,413
The 77 Bank Ltd.	17,000	237,738
The Awa Bank Ltd.	8,100	194,853
The Bank of Kyoto Ltd.	9,200	406,313
The Chiba Bank Ltd.	136,300	704,029
The Chugoku Bank Ltd.	37,800	327,468
The Gunma Bank Ltd.	134,600	427,024
The Hachijuni Bank Ltd.	113,900	420,641
The Hokkoku Bank Ltd.	6,500	184,969
The Hyakugo Bank Ltd.	49,500	151,585

33
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
The Hyakujushi Bank Ltd.	9,000	143,305
The Iyo Bank Ltd.	63,600	399,148
The Japan Steel Works Ltd.	25,000	534,459
The Japan Wool Textile Co., Ltd.	23,500	228,282
The Juroku Bank Ltd.	10,700	196,269
The Keiyo Bank Ltd.	43,500	195,886
The Kiyo Bank Ltd.	13,100	195,749
The Musashino Bank Ltd.	12,700	188,295
The Nanto Bank Ltd.	8,100	143,729
The Nisshin Oillio Group Ltd.	13,400	385,182
The Ogaki Kyoritsu Bank Ltd.	9,000	200,775
The Okinawa Electric Power Co., Inc.	23,382	341,182
The Pack Corp.	3,700	103,968
The San-in Godo Bank Ltd.	43,600	219,433
The Shiga Bank Ltd.	9,700	209,480
The Shizuoka Bank Ltd.	101,600	683,336
The Sumitomo Warehouse Co., Ltd.	22,300	260,842
THK Co., Ltd.	29,200	775,111
Toa Corp.	13,300	237,447
Toagosei Co., Ltd.	50,600	535,731
Tobishima Corp.	11,000	111,751
Toda Corp.	92,400	527,813
Toei Co., Ltd.	1,200	177,070
Toho Co., Ltd.	17,900	708,855
Toho Zinc Co., Ltd. *	17,000	333,222
Tokai Carbon Co., Ltd.	42,400	481,289
TOKAI Holdings Corp.	38,600	382,354
Tokai Rika Co., Ltd.	43,800	686,383
Tokai Tokyo Financial Holdings, Inc.	100,000	257,471
Token Corp.	4,450	334,886
Tokuyama Corp.	27,900	621,798
Tokyo Century Corp.	7,700	377,519
Tokyo Dome Corp.	30,700	245,553
Tokyo Ohka Kogyo Co., Ltd.	7,500	444,073
Tokyo Seimitsu Co., Ltd.	9,500	320,544
Tokyo Steel Manufacturing Co., Ltd.	41,200	262,187
Tokyo Tatemono Co., Ltd.	47,000	540,556
Tokyu Construction Co., Ltd.	50,300	221,352
TOMONY Holdings, Inc.	42,500	128,107
Tomy Co., Ltd.	36,200	316,712
Topcon Corp.	35,000	348,933
Toppan Forms Co., Ltd.	27,000	259,057
Topre Corp.	33,800	339,750
Topy Industries Ltd. *	25,300	264,570
Toshiba TEC Corp.	8,100	324,305
Totetsu Kogyo Co., Ltd.	10,700	278,056
Towa Pharmaceutical Co., Ltd.	7,000	129,645
Toyo Construction Co., Ltd.	43,400	166,158
Toyo Ink SC Holdings Co., Ltd.	24,800	460,790
Toyo Tire Corp.	48,100	713,549
Toyobo Co., Ltd.	50,600	674,622
Toyota Boshoku Corp.	52,200	758,248
TPR Co., Ltd.	25,600	306,546
Trancom Co., Ltd.	2,700	194,005
Transcosmos, Inc.	10,300	280,984
Trend Micro, Inc.	12,300	688,986
Trusco Nakayama Corp.	13,900	358,464
TSI Holdings Co., Ltd.	73,800	173,207
Tsubaki Nakashima Co., Ltd.	17,300	127,955
Tsubakimoto Chain Co.	21,000	466,300
Tsukishima Kikai Co., Ltd.	11,200	133,488
Tsumura & Co.	14,800	434,400
TV Asahi Holdings Corp.	11,600	175,257
UACJ Corp.	24,530	388,581
Uchida Yoko Co., Ltd.	2,300	113,530
Ulvac, Inc.	14,200	520,138
Unipres Corp.	62,600	484,911
United Arrows Ltd.	16,300	221,344
Security	Number of Shares	Value ($)
United Super Markets Holdings, Inc.	54,700	588,421
Ushio, Inc.	35,000	390,973
USS Co., Ltd.	23,100	422,512
Valor Holdings Co., Ltd.	30,400	748,903
Vital KSK Holdings, Inc.	31,700	285,263
VT Holdings Co., Ltd.	55,000	193,124
Wacoal Holdings Corp.	24,700	447,732
Wacom Co., Ltd.	36,000	236,664
Warabeya Nichiyo Holdings Co., Ltd.	18,400	263,207
Welcia Holdings Co., Ltd.	14,100	552,175
World Co., Ltd.	11,100	140,931
Xebio Holdings Co., Ltd.	27,700	180,891
Yamabiko Corp.	20,500	257,191
Yamaguchi Financial Group, Inc.	69,400	451,445
Yamato Kogyo Co., Ltd.	13,000	312,197
Yamazen Corp.	49,900	489,033
Yaoko Co., Ltd.	5,500	389,301
Yellow Hat Ltd.	13,600	223,207
Yodogawa Steel Works Ltd.	20,500	384,817
Yokogawa Bridge Holdings Corp.	10,400	184,085
Yokohama Reito Co., Ltd.	21,000	169,838
Yondoshi Holdings, Inc.	7,600	129,434
Yoshinoya Holdings Co., Ltd.	15,300	281,237
Yuasa Trading Co., Ltd.	13,200	376,053
Zenkoku Hosho Co., Ltd.	4,600	181,414
Zensho Holdings Co., Ltd.	18,500	432,328
Zeon Corp.	56,600	688,620
ZERIA Pharmaceutical Co., Ltd.	7,900	140,236
Zojirushi Corp.	10,500	187,586
ZOZO, Inc.	8,400	213,090
		198,552,208

Luxembourg 0.0%
Espirito Santo Financial Group S.A. *(a)	69,773	—

Netherlands 1.6%
Accell Group N.V. *	7,609	205,474
Adyen N.V. *	102	171,436
AMG Advanced Metallurgical Group N.V.	9,220	165,968
Arcadis N.V. *	28,206	655,422
ASM International N.V.	4,241	605,745
BE Semiconductor Industries N.V.	8,845	356,398
Brunel International N.V. *	20,214	143,372
Corbion N.V.	13,232	600,966
Eurocommercial Properties N.V. CVA	16,522	180,355
Flow Traders	3,597	117,901
ForFarmers N.V.	33,361	195,435
Fugro N.V. CVA *(b)	74,680	285,000
GrandVision N.V. *	7,268	201,883
IMCD N.V.	5,144	595,372
Intertrust N.V.	16,139	250,234
Koninklijke BAM Groep N.V *	248,727	308,236
Koninklijke Vopak N.V.	11,202	582,261
OCI N.V. *	17,895	214,235
PostNL N.V. *	257,025	852,481
Prosus N.V. *	2,950	294,516
SBM Offshore N.V.	45,060	728,178
Sligro Food Group N.V. *	27,108	387,817
TKH Group N.V.	11,688	376,339
TomTom N.V. *	17,851	119,939
Van Lanschot Kempen N.V. CVA	7,776	155,639
Wereldhave N.V. (b)	23,448	217,893
		8,968,495

34
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
New Zealand 1.0%
Air New Zealand Ltd. *	509,334	477,666
Auckland International Airport Ltd. *	77,365	357,881
Chorus Ltd.	98,574	548,147
EBOS Group Ltd.	30,566	520,277
Fisher & Paykel Healthcare Corp., Ltd.	24,203	559,921
Genesis Energy Ltd.	165,097	338,369
Infratil Ltd.	98,469	352,616
Kiwi Property Group Ltd.	251,081	204,110
Mercury NZ Ltd.	125,555	443,882
Meridian Energy Ltd.	192,843	675,881
Ryman Healthcare Ltd.	12,641	116,981
SKY Network Television Ltd. *	3,189,644	313,856
SKYCITY Entertainment Group Ltd.	222,746	412,154
Z Energy Ltd.	236,853	442,621
		5,764,362

Norway 1.4%
Aker A.S.A., A Shares	10,193	410,371
Aker BP A.S.A.	16,464	256,399
Aker Solutions A.S.A. *	293,491	287,179
Austevoll Seafood A.S.A.	37,526	255,608
Bakkafrost P/F *	4,439	253,940
Bonheur A.S.A.	8,662	183,251
BW Energy Ltd. *	2,956	4,582
BW LPG Ltd.	45,469	199,064
BW Offshore Ltd.	41,218	99,190
DNO A.S.A. *(b)	244,223	101,566
Elkem A.S.A.	119,604	254,384
Entra A.S.A.	17,146	224,150
Europris A.S.A.	47,758	248,238
Frontline Ltd/Bermuda	14,923	82,820
Gjensidige Forsikring A.S.A.	28,094	535,331
Kongsberg Gruppen A.S.A.	15,508	251,995
Leroy Seafood Group A.S.A.	62,391	293,063
Norwegian Finans Holding A.S.A. *	16,079	115,867
PGS A.S.A. *	732,487	182,158
Salmar A.S.A. *	8,343	423,661
Schibsted A.S.A., B Shares *	7,753	279,750
Schibsted A.S.A., Class A *	6,603	269,917
Sparebank 1 Nord Norge	35,693	238,919
SpareBank 1 SMN	34,264	295,578
SpareBank 1 SR Bank A.S.A. *	36,420	290,448
Storebrand A.S.A. *	85,462	451,013
TGS NOPEC Geophysical Co., A.S.A.	32,362	298,558
Tomra Systems A.S.A.	7,201	290,824
Veidekke A.S.A. *	36,375	419,219
XXL A.S.A. *	123,357	281,939
		7,778,982

Poland 0.9%
Alior Bank S.A. *	62,190	178,458
Asseco Poland S.A.	34,682	562,099
Bank Handlowy w Warszawie S.A. *	13,167	91,987
Bank Millennium S.A. *	179,924	98,406
CCC S.A. *	9,172	89,927
Cyfrowy Polsat S.A.	71,029	443,356
Enea S.A. *	284,329	325,179
Energa S.A. *	186,612	391,505
Eurocash S.A. *	49,947	146,737
Grupa Azoty S.A. *	49,089	254,687
Jastrzebska Spolka Weglowa S.A. *	70,340	270,924
LPP S.A. *	126	167,119
mBank S.A. *	2,792	81,651
Orange Polska S.A. *	371,676	571,326
Security	Number of Shares	Value ($)
PLAY Communications S.A.	51,097	501,318
Santander Bank Polska S.A. *	6,624	206,193
Tauron Polska Energia S.A. *	2,046,340	899,383
		5,280,255

Portugal 0.3%
Banco Espirito Santo S.A. *(a)	320,558	—
CTT-Correios de Portugal S.A. *	96,515	236,146
EDP Renovaveis S.A.	14,341	272,632
Mota-Engil SGPS, S.A. *(b)	108,858	139,182
NOS SGPS, S.A.	88,731	304,948
Redes Energeticas Nacionais SGPS, S.A.	105,825	277,958
Sonae SGPS, S.A.	608,374	358,594
The Navigator Co., S.A. *	136,135	299,947
		1,889,407

Republic of Korea 7.0%
AK Holdings, Inc.	8,951	135,780
AMOREPACIFIC Group	10,173	393,509
Asiana Airlines, Inc. *	79,875	254,797
BGF retail Co., Ltd.	2,275	236,574
Celltrion, Inc. *	1,739	371,318
Cheil Worldwide, Inc.	20,638	381,936
CJ ENM Co., Ltd.	3,133	366,056
CJ Logistics Corp. *	2,395	338,020
Com2uS Corp.	2,100	207,109
Daesang Corp.	13,517	287,466
Daewoo Engineering & Construction Co., Ltd. *	145,168	386,272
Daewoo Shipbuilding & Marine Engineering Co., Ltd. *	26,054	494,922
Daou Technology Inc.	7,256	120,491
DB HiTek Co., Ltd.	8,767	248,916
DGB Financial Group, Inc.	110,270	605,547
Dongkuk Steel Mill Co., Ltd. *	131,037	702,928
Doosan Bobcat, Inc.	11,364	290,399
Doosan Co., Ltd.	8,867	366,659
Doosan Infracore Co., Ltd. *	124,413	920,521
Fila Holdings Corp.	6,838	233,325
Green Cross Corp.	1,250	332,119
Green Cross Holdings Corp.	8,101	161,177
GS Engineering & Construction Corp.	35,764	848,583
GS Home Shopping, Inc.	1,819	223,205
GS Retail Co., Ltd.	13,275	376,969
Handsome Co., Ltd.	4,890	120,902
Hanjin Transportation Co., Ltd.	7,288	304,236
Hanon Systems	46,180	457,928
Hansol Paper Co., Ltd.	16,110	194,387
Hanssem Co., Ltd.	2,974	248,644
Hanwha Aerospace Co., Ltd. *	14,388	321,372
Hanwha Life Insurance Co., Ltd.	512,471	698,675
Harim Holdings Co., Ltd.	41,273	237,129
HDC Holdings Co., Ltd.	23,630	208,981
Hite Jinro Co., Ltd.	7,479	222,087
HMM Co., Ltd. *	102,895	819,937
Hotel Shilla Co., Ltd.	6,164	406,328
Huchems Fine Chemical Corp.	10,413	211,084
Hyosung Corp.	4,058	266,134
Hyundai Construction Equipment Co., Ltd. *	21,148	467,870
Hyundai Corp.	20,006	244,748
Hyundai Department Store Co., Ltd.	8,575	450,365
Hyundai Electric & Energy System Co., Ltd. *	18,344	244,248

35
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Hyundai Elevator Co., Ltd.	5,556	183,181
Hyundai Greenfood Co., Ltd.	38,092	245,014
Hyundai Home Shopping Network Corp.	3,022	188,957
Hyundai Mipo Dockyard Co., Ltd.	6,528	162,451
Hyundai Rotem Co., Ltd. *	13,814	182,536
Hyundai Wia Corp.	23,565	875,088
iMarketKorea, Inc.	30,826	232,083
IS Dongseo Co., Ltd.	7,450	251,693
JB Financial Group Co., Ltd.	78,601	355,109
Kakao Corp.	1,373	400,354
Kangwon Land, Inc.	26,931	502,516
KCC Corp.	3,202	434,539
KEPCO Plant Service & Engineering Co., Ltd.	9,009	218,906
Kolon Corp.	12,007	215,779
Kolon Industries, Inc.	19,024	598,680
Korea Aerospace Industries Ltd.	14,578	282,287
Korea Electric Terminal Co., Ltd.	4,256	173,327
Korea Investment Holdings Co., Ltd.	6,984	426,596
Korea Petrochemical Ind Co., Ltd.	3,386	582,091
Korean Reinsurance Co.	60,282	395,422
Kumho Petrochemical Co., Ltd.	8,672	1,025,794
Kumho Tire Co., Inc. *	76,876	241,552
LF Corp.	23,812	308,433
LG Hausys Ltd.	8,008	468,531
LG HelloVision Co., Ltd.	40,629	136,680
LG Innotek Co., Ltd.	6,312	855,696
LG International Corp.	55,284	757,978
Lotte Chilsung Beverage Co., Ltd.	1,758	133,860
LOTTE Fine Chemical Co., Ltd.	7,834	336,488
LOTTE Himart Co., Ltd.	20,947	569,101
LS Corp.	21,998	1,007,717
LS Electric Co., Ltd.	7,788	341,970
Mando Corp.	25,128	798,682
Meritz Financial Group, Inc.	22,146	184,421
Meritz Fire & Marine Insurance Co., Ltd.	43,455	533,154
Meritz Securities Co., Ltd.	76,544	223,449
Mirae Asset Daewoo Co., Ltd.	53,392	397,792
NCSoft Corp.	969	665,784
Nexen Tire Corp.	34,614	160,355
NH Investment & Securities Co., Ltd.	26,333	223,100
NongShim Co., Ltd.	1,386	352,761
OCI Co., Ltd. *	13,788	759,146
Orion Corp/Republic of Korea	3,514	336,707
Ottogi Corp.	400	187,520
Pan Ocean Co., Ltd. *	74,709	237,868
Partron Co., Ltd.	20,347	175,159
Poongsan Corp.	23,485	510,845
S&T Motiv Co., Ltd.	3,055	136,543
S-1 Corp.	4,929	354,245
Samsung Card Co., Ltd.	13,400	347,764
Samsung Engineering Co., Ltd. *	30,075	314,476
Samsung Securities Co., Ltd.	11,119	316,728
Seoul Semiconductor Co., Ltd.	15,734	243,457
Seoyon E-Hwa Co., Ltd.	49,509	193,669
SFA Engineering Corp.	4,293	138,546
Shinsegae, Inc.	2,558	471,818
SK Chemicals Co., Ltd.	2,512	770,798
SK Gas Ltd.	4,667	434,768
SKC Co., Ltd.	6,048	394,680
Sungwoo Hitech Co., Ltd.	115,463	362,946
Taekwang Industrial Co., Ltd.	631	397,221
Taeyoung Engineering & Construction Co., Ltd.	6,513	57,704
TY Holdings Co.,Ltd. *	6,541	117,308
WONIK IPS Co., Ltd. *	6,744	192,399
Security	Number of Shares	Value ($)
Youngone Corp.	12,948	325,680
Yuhan Corp.	6,584	346,484
		40,164,039

Singapore 1.5%
Ascendas Real Estate Investment Trust	231,650	488,809
CapitaLand Mall Trust	338,901	429,577
City Developments Ltd.	106,400	494,108
Genting Singapore Ltd.	1,219,600	575,914
Golden Agri-Resources Ltd.	6,707,900	693,458
Keppel Infrastructure Trust	450,800	180,157
Mapletree Commercial Trust	129,892	163,778
Mapletree Industrial Trust	101,444	226,083
Mapletree Logistics Trust	148,116	211,583
Mapletree North Asia Commercial Trust	266,562	170,053
SATS Ltd.	150,249	327,668
Sembcorp Industries Ltd.	615,500	712,415
Sembcorp Marine Ltd. *	3,897,560	342,695
Singapore Exchange Ltd.	74,000	469,334
Singapore Post Ltd.	488,100	237,978
Singapore Press Holdings Ltd.	639,700	463,402
Singapore Technologies Engineering Ltd.	272,400	696,341
StarHub Ltd.	304,400	260,721
Suntec Real Estate Investment Trust	177,600	174,413
UOL Group Ltd.	72,601	330,929
Venture Corp., Ltd.	66,500	937,435
		8,586,851

Spain 1.3%
Abengoa S.A., B Shares *(a)	66,135,341	358,164
Almirall S.A.	13,488	144,267
Applus Services S.A. *	45,487	356,549
Caja de Ahorros del Mediterraneo *(a)	5,382	—
Cellnex Telecom S.A.	4,864	312,225
Cia de Distribucion Integral Logista Holdings S.A.	15,148	255,750
Cie Automotive S.A.	12,412	242,909
Construcciones y Auxiliar de Ferrocarriles S.A. *	4,546	144,010
Distribuidora Internacional de Alimentacion S.A. *	2,016,305	264,652
Ebro Foods S.A.	23,352	522,725
Ence Energia y Celulosa S.A. *(b)	47,444	105,973
Ercros S.A.	47,066	97,679
Euskaltel S.A.	20,658	196,565
FAES FARMA S.A.	36,102	136,053
Gestamp Automocion S.A.	118,522	362,439
Indra Sistemas S.A. *	18,286	109,664
Inmobiliaria Colonial Socimi S.A.	16,709	118,945
Liberbank S.A. *	605,396	162,000
Mediaset Espana Comunicacion S.A. *	116,710	390,187
Melia Hotels International S.A. *	50,109	185,713
Merlin Properties Socimi S.A.	26,893	181,018
Obrascon Huarte Lain S.A. *(b)	321,544	216,253
Prosegur Cash S.A.	141,872	109,758
Prosegur Cia de Seguridad S.A.	144,947	332,010
Sacyr S.A.	119,368	202,998
Siemens Gamesa Renewable Energy S.A.	27,717	786,589
Tecnicas Reunidas S.A. *	11,796	94,593
Unicaja Banco S.A. *	676,553	433,213

36
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Viscofan S.A.	7,460	503,486
Zardoya Otis S.A.	29,196	178,357
		7,504,744

Sweden 3.9%
AAK AB *	24,999	486,535
AddTech AB, B Shares	21,992	243,035
AF POYRY AB *	14,647	334,691
Arjo AB, B Shares	44,788	318,354
Attendo AB *	38,446	176,279
Axfood AB	27,121	630,378
Beijer Ref AB	3,349	92,723
Betsson AB *	44,250	337,163
Bilia AB, A Shares *	34,541	459,450
BillerudKorsnas AB	60,629	947,090
Bonava AB, B Shares *	43,307	336,550
Bravida Holding AB	37,761	435,815
Castellum AB	24,355	507,087
Clas Ohlson AB, B Shares *	18,765	166,038
Cloetta AB, B Shares *	60,360	141,871
Concentric AB *	7,138	118,239
Coor Service Management Holding AB *	27,145	174,417
Dometic Group AB *	55,991	605,233
Elekta AB, B Shares	34,880	407,956
Fabege AB	16,836	212,586
Fastighets AB Balder, B Shares *	2,861	134,649
Getinge AB, B Shares	38,496	753,751
Granges AB *	29,939	270,054
Hexpol AB *	62,497	550,434
Holmen AB, B Shares	16,859	638,441
Industrivarden AB, A Shares *	22,822	613,084
Industrivarden AB, C Shares *	17,728	452,669
Indutrade AB *	9,395	475,659
Intrum AB (b)	15,132	369,780
Inwido AB *	22,281	235,776
JM AB	25,154	726,444
Kinnevik AB, B Shares	29,562	1,210,532
Kungsleden AB	23,569	200,002
LE Lundbergfortagen AB, B Shares *	10,544	473,910
Lifco AB, B Shares	3,143	230,073
Lindab International AB	18,594	287,046
Loomis AB *	23,364	521,715
Lundin Energy AB	13,472	257,542
Mekonomen AB *	19,951	193,474
Modern Times Group MTG AB, B Shares *	14,254	189,842
NCC AB, B Shares	34,718	553,315
Nibe Industrier AB, B Shares *	18,791	452,465
Nobia AB *	62,725	378,069
Nolato AB, B Shares *	2,466	205,112
Nordic Entertainment Group AB, B Shares *	7,718	275,516
Pandox AB *	13,716	136,934
Peab AB *	79,585	736,559
Ratos AB, B Shares	149,247	543,757
Resurs Holding AB	26,169	119,633
Saab AB, B Shares *	19,644	450,646
SAS AB *(b)	1,122,753	123,399
Scandic Hotels Group AB *	63,809	161,868
Svenska Cellulosa AB, S.C.A., B Shares *	73,856	999,014
Sweco AB, B Shares	6,554	329,798
Swedish Orphan Biovitrum AB *	5,864	101,131
Thule Group AB *	12,350	404,074
Security	Number of Shares	Value ($)
Wallenstam AB, B Shares	12,385	164,176
Wihlborgs Fastigheter AB	11,330	204,217
		22,256,050

Switzerland 3.4%
Allreal Holding AG	2,053	434,824
ALSO Holding AG *	1,161	271,635
ams AG *	15,540	332,737
Arbonia AG *	16,732	185,770
Aryzta AG *	891,611	447,523
Autoneum Holding AG *	2,638	326,575
Banque Cantonale Vaudoise	3,213	311,340
Barry Callebaut AG	364	751,529
Belimo Holding AG	34	252,848
BKW AG	3,699	367,439
Bobst Group S.A.	2,607	125,437
Bucher Industries AG	1,669	643,436
Burckhardt Compression Holding AG	691	173,007
Cembra Money Bank AG	3,654	405,973
Conzzeta AG	282	284,250
Daetwyler Holding AG	1,301	291,059
dormakaba Holding AG	484	222,540
Dufry AG *(b)	17,991	679,357
Emmi AG	388	366,505
EMS-Chemie Holding AG	712	626,260
Flughafen Zuerich AG *	3,249	438,463
Forbo Holding AG	175	267,941
Galenica AG	10,404	656,096
GAM Holding AG *	198,624	321,014
Helvetia Holding AG	6,849	537,052
Huber & Suhner AG	4,035	290,984
Implenia AG	8,268	165,833
Ina Invest Holding AG *	1,821	33,840
Inficon Holding AG	215	157,864
Komax Holding AG *	842	152,508
Landis+Gyr Group AG *	5,762	321,804
Logitech International S.A.	13,628	1,146,471
Mobimo Holding AG *	842	243,325
OC Oerlikon Corp. AG	54,606	380,106
Partners Group Holding AG	847	762,559
PSP Swiss Property AG	2,544	307,636
Rieter Holding AG	1,799	154,918
Schweiter Technologies AG	231	315,494
SFS Group AG	3,655	341,175
Siegfried Holding AG *	454	287,431
SIG Combibloc Group AG *	26,138	537,627
St. Galler Kantonalbank AG	240	101,279
Stadler Rail AG *(b)	3,447	137,105
Straumann Holding AG	380	396,664
Sulzer AG	5,836	427,150
Sunrise Communications Group AG *	8,238	991,142
Tecan Group AG	683	324,103
Temenos AG	1,927	207,098
u-blox Holding AG *	2,058	103,456
Valiant Holding AG	2,436	195,440
Valora Holding AG *	1,919	273,949
VAT Group AG	1,797	337,144
Vetropack Holding AG *	1,866	104,085
Vifor Pharma AG	4,697	528,627
Vontobel Holding AG	3,697	226,883
Zur Rose Group AG *	631	175,573
		19,849,883

United Kingdom 9.7%
888 Holdings plc	80,681	280,374
AA plc *	1,123,114	331,510

37
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
AG Barr plc *	17,202	105,081
Airtel Africa plc	257,044	205,477
Ascential plc *	43,654	156,337
Ashmore Group plc	42,267	195,550
Auto Trader Group plc	37,010	278,257
Avast plc	17,664	108,550
B&M European Value Retail S.A.	140,792	883,598
Bank of Georgia Group plc *	12,349	143,607
Beazley plc	94,775	361,308
Biffa plc	66,624	186,583
Big Yellow Group plc	11,414	162,660
Bodycote plc	62,404	526,243
Brewin Dolphin Holdings plc	54,374	171,147
Britvic plc	50,858	485,980
C&C Group plc *	86,055	180,300
Capita plc *	1,008,971	322,253
Card Factory plc	489,072	203,820
Centamin plc	254,538	409,360
Cineworld Group plc (b)	427,627	158,159
Clarkson plc	4,850	126,323
Close Brothers Group plc	39,742	554,169
Coats Group plc *	348,497	256,547
Computacenter plc	19,673	581,079
ConvaTec Group plc	194,151	454,494
Costain Group plc *(b)	204,076	86,320
Countryside Properties plc	78,450	342,641
Cranswick plc	12,474	519,979
Crest Nicholson Holdings plc *	152,787	434,485
Daily Mail & General Trust plc	51,278	449,071
Dechra Pharmaceuticals plc	4,197	189,863
Derwent London plc	7,034	242,226
DFS Furniture plc	106,211	283,448
Dignity plc *	31,976	217,481
Diploma plc	10,852	312,488
Domino's Pizza Group plc	48,128	206,637
Dunelm Group plc	17,007	287,519
Electrocomponents plc	71,605	628,678
Elementis plc *	301,763	290,855
Equiniti Group plc *	90,352	120,872
Essentra plc *	107,384	342,699
Ferrexpo plc	149,238	368,291
Forterra plc *	47,572	111,303
Frasers Group plc *	85,355	414,071
Fresnillo plc	33,945	511,976
Games Workshop Group plc	2,009	270,083
Genus plc	4,797	254,935
Grafton Group plc *	85,219	740,850
Grainger plc	60,338	218,594
Great Portland Estates plc	29,527	220,745
Greencore Group plc	207,569	243,009
Greggs plc *	21,763	363,461
GVC Holdings plc *	36,199	453,466
Halfords Group plc	232,336	723,884
Halma plc	22,259	683,075
Hammerson plc *(b)	1,480,763	312,689
Hargreaves Lansdown plc	15,482	271,803
Hastings Group Holdings plc	49,125	158,736
Hikma Pharmaceuticals plc	16,741	544,308
Hill & Smith Holdings plc	14,724	228,988
Hiscox Ltd. *	64,561	690,042
HomeServe plc	24,240	347,393
Howden Joinery Group plc *	102,625	847,256
Hunting plc	91,965	166,201
Ibstock plc *	113,889	236,853
IG Group Holdings plc	79,130	780,895
Indivior plc *	572,096	817,489
Intermediate Capital Group plc	36,345	552,056
Intu Properties plc *(a)(b)	4,024,942	27,782
Security	Number of Shares	Value ($)
IWG plc *	145,011	475,664
J.D. Wetherspoon plc *	21,849	244,216
JD Sports Fashion plc	37,307	358,911
John Laing Group plc	69,538	253,776
Jupiter Fund Management plc	163,330	491,321
Just Group plc *	578,081	315,575
KAZ Minerals plc	40,727	332,296
Keller Group plc	55,462	365,003
Kier Group plc *(b)	497,588	304,263
Lancashire Holdings Ltd.	52,777	435,542
Man Group plc	420,935	587,400
Mapeley Ltd. *(a)	2,199	—
Marshalls plc *	23,973	207,698
Marston's plc	454,311	284,367
McCarthy & Stone plc *	292,151	444,337
Mediclinic International plc	109,492	400,926
Melrose Industries plc *	420,204	651,849
Mitchells & Butlers plc *	143,918	292,360
Moneysupermarket.com Group plc	83,298	263,091
Morgan Advanced Materials plc *	104,577	338,856
Morgan Sindall Group plc *	18,615	265,978
National Express Group plc *	230,466	447,085
Ocado Group plc *	9,531	281,068
OneSavings Bank plc *	50,555	201,661
Pagegroup plc *	108,375	502,076
Paragon Banking Group plc	56,297	216,019
PayPoint plc	16,397	107,061
Petra Diamonds Ltd. *(b)	5,541,159	108,978
Petrofac Ltd. *	209,465	322,697
Petropavlovsk plc *	1,131,377	391,869
Pets at Home Group plc	141,556	710,892
Phoenix Group Holdings plc	82,373	707,357
Playtech plc *	155,171	684,208
Plus500 Ltd.	31,180	597,555
Polymetal International plc	36,911	784,525
Polypipe Group plc *	34,459	205,176
Premier Oil plc *(b)	1,161,790	171,200
Provident Financial plc *	220,289	663,362
PZ Cussons plc	65,116	195,461
QinetiQ Group plc	128,816	394,539
Quilter plc	161,655	256,653
Rank Group plc	58,749	68,586
Rathbone Brothers plc	7,132	134,248
Redde Northgate plc	166,314	382,599
Redrow plc *	66,615	359,163
Renishaw plc *	3,815	276,784
Rhi Magnesita N.V.	5,741	190,489
Rightmove plc *	32,832	262,760
Rotork plc	124,271	452,776
Safestore Holdings plc	15,390	160,210
Saga plc *	160,943	288,091
Savills plc *	34,790	374,698
Schroders plc	16,290	551,864
Segro plc	43,244	505,293
Senior plc *	453,913	322,248
Serco Group plc *	186,845	312,290
SIG plc *	1,104,385	343,520
Signature Aviation plc	224,176	686,467
Softcat plc	6,843	99,755
Spectris plc	23,655	759,214
Speedy Hire plc	202,244	138,180
Spirax-Sarco Engineering plc	5,131	750,119
Spire Healthcare Group plc	224,939	346,794
Spirent Communications plc	84,402	316,865
SSP Group plc	124,765	302,120
St. James's Place plc	59,798	696,924
St. Modwen Properties plc	41,934	180,107
Stagecoach Group plc	470,332	231,612

38
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Sthree plc *	49,766	158,601
Superdry plc	121,829	284,215
Synthomer plc	86,325	421,840
TalkTalk Telecom Group plc	271,458	338,327
Ted Baker plc *	87,426	115,865
Telecom Plus plc	13,653	235,163
The Go-Ahead Group plc *	37,588	285,184
The Restaurant Group plc *	326,070	171,082
The Unite Group plc *	13,659	147,404
TI Fluid Systems plc *	98,622	245,308
TP ICAP plc	77,232	191,248
Tullow Oil plc *(b)	463,616	121,626
Tyman plc *	80,415	278,154
UDG Healthcare plc	42,246	397,071
Ultra Electronics Holdings plc	13,086	319,284
Vesuvius plc	102,145	528,353
Victrex plc	15,468	369,612
Vistry Group plc *	62,772	442,919
WH Smith plc	32,464	419,657
William Hill plc *	388,374	1,379,301
Wizz Air Holdings plc *	4,187	173,336
Workspace Group plc	11,571	92,500
		56,216,959
Total Common Stock
(Cost $519,972,497)		572,014,002

Preferred Stock 0.4% of net assets

Germany 0.4%
Draegerwerk AG & Co. KGaA	6,115	491,333
Jungheinrich AG	18,427	669,952
Sartorius AG	803	339,894
Schaeffler AG	52,006	316,682
Sixt SE	4,427	209,605
Total Preferred Stock
(Cost $1,579,320)		2,027,466

Rights 0.0% of net assets

Italy 0.0%
Banca Monte dei Paschi di Siena S.p.A. expires 11/21/20 *(a)	186,214	—
Cattolica Assicurazioni SC expires 11/26/20 *(a)	70,820	—
		—

Singapore 0.0%
Mapletree Logistic Trust expires 12/11/20 *(a)	2,814	—
Total Rights
(Cost $—)		—

Security	Number of Shares	Value ($)
Other Investment Company 1.5% of net assets

United States 1.5%
Securities Lending Collateral 1.5%
Wells Fargo Government Money Market Fund, Select Class 0.04% (c)	8,614,376	8,614,376
Total Other Investment Company
(Cost $8,614,376)		8,614,376
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.1% of net assets

Time Deposits 0.1%
Australia & New Zealand Banking Group Ltd.
Australian Dollar
(0.02%), 11/02/20 (d)(e)	35,821	25,178
BNP Paribas
Euro
(0.70%), 11/02/20 (d)(e)	334,428	389,492
Brown Brothers Harriman
Canadian Dollar
0.01%, 11/02/20 (d)	47,568	35,704
Danish Krone
(0.65%), 11/02/20 (d)(e)	71,658	11,210
Hong Kong Dollar
0.04%, 11/02/20 (d)	204,516	26,381
New Zealand Dollar
0.05%, 11/02/20 (d)	21,051	13,919
Norwegian Krone
(0.10%), 11/02/20 (d)(e)	112,789	11,814
Singapore Dollar
0.01%, 11/02/20 (d)	61,667	45,146
Swedish Krona
(0.26%), 11/02/20 (d)(e)	270,860	30,439
Swiss Franc
(1.42%), 11/02/20 (d)(e)	13,461	14,680
Citibank
Pound Sterling
0.01%, 11/02/20 (d)	39,852	51,628
Sumitomo Mitsui Banking Corp.
Japanese Yen
(0.27%), 11/02/20 (d)(e)	4,283,900	40,918
Total Short-Term Investments
(Cost $696,509)		696,509

39
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI EAFE Index, expires 12/18/20	27	2,408,265	(138,487)
*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $7,928,976.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.
(e)	Rate is negative due to the current daily overnight rate at the central bank of the denominated currency and therefore is non-income producing.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
40
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov and on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

Security	Number of Shares	Value ($)
Common Stock 94.9% of net assets

Brazil 5.0%
Ambev S.A.	864,650	1,835,401
B3 S.A. - Brasil Bolsa Balcao	71,133	632,864
Banco Bradesco S.A.	307,028	972,246
Banco do Brasil S.A.	429,415	2,230,164
Banco Santander Brasil S.A.	117,700	657,427
BRF S.A. *	203,318	594,581
CCR S.A.	248,100	482,541
Centrais Eletricas Brasileiras S.A.	76,816	415,811
Cia Brasileira de Distribuicao	59,799	645,622
Cia Energetica de Minas Gerais	37,377	75,692
Cielo S.A.	719,534	422,595
Cogna Educacao	532,700	398,275
Companhia de Saneamento Basico do Estado de Sao Paulo	71,510	529,662
Embraer S.A. *	464,151	487,775
IRB Brasil Resseguros S.A.	312,011	333,873
Itau Unibanco Holding S.A.	155,100	594,132
JBS S.A.	389,800	1,321,310
Petrobras Distribuidora S.A.	315,500	1,054,608
Petroleo Brasileiro S.A.	860,558	2,849,555
Suzano S.A. *	71,700	625,412
TIM S.A.	243,247	502,353
Ultrapar Participacoes S.A.	579,628	1,654,651
Vale S.A.	763,797	8,060,006
		27,376,556

Chile 0.9%
Banco de Chile	7,217,547	558,511
Cencosud S.A.	880,222	1,225,638
Empresas Copec S.A.	185,905	1,417,519
Enel Americas S.A.	6,890,464	914,145
Falabella S.A.	187,108	513,671
Latam Airlines Group S.A. *	227,554	344,314
		4,973,798

China 30.5%
Agile Group Holdings Ltd.	546,000	749,200
Agricultural Bank of China Ltd., A Shares	2,012,600	947,491
Agricultural Bank of China Ltd., H Shares	8,380,600	2,851,217
Alibaba Group Holding Ltd. ADR *	25,767	7,850,947
Anhui Conch Cement Co., Ltd., A Shares	26,000	198,103
Anhui Conch Cement Co., Ltd., H Shares	153,000	957,090
BAIC Motor Corp., Ltd., H Shares	1,440,000	532,557
Baidu, Inc. ADR *	22,800	3,033,540
Bank of China Ltd., A Shares	1,250,400	594,310
Bank of China Ltd., H Shares	24,342,234	7,688,764
Bank of Communications Co., Ltd., A Shares	701,100	474,665
Bank of Communications Co., Ltd., H Shares	2,468,000	1,214,213
Security	Number of Shares	Value ($)
China Cinda Asset Management Co., Ltd., H Shares	3,804,000	713,615
China CITIC Bank Corp., Ltd., A Shares	216,800	163,662
China CITIC Bank Corp., Ltd., H Shares	3,370,000	1,371,614
China Communications Construction Co., Ltd., A Shares	124,900	138,297
China Communications Construction Co., Ltd., H Shares	1,950,322	1,021,229
China Construction Bank Corp., A Shares	162,700	152,984
China Construction Bank Corp., H Shares	26,762,960	18,442,705
China Everbright Bank Co., Ltd., A Shares	658,500	385,906
China Everbright Bank Co., Ltd., H Shares	854,000	295,954
China Evergrande Group (a)	624,000	1,244,391
China Hongqiao Group Ltd.	1,341,500	970,630
China Huarong Asset Management Co., Ltd., H Shares	9,900,000	1,037,277
China Jinmao Holdings Group Ltd.	944,000	478,280
China Life Insurance Co., Ltd., A Shares	17,300	119,432
China Life Insurance Co., Ltd., H Shares	553,000	1,206,605
China Mengniu Dairy Co., Ltd. *	224,000	1,056,006
China Merchants Bank Co., Ltd., A Shares	159,100	947,312
China Merchants Bank Co., Ltd., H Shares	539,150	2,808,396
China Minsheng Banking Corp., Ltd., A Shares	656,700	518,299
China Minsheng Banking Corp., Ltd., H Shares	2,182,300	1,194,346
China Mobile Ltd.	1,816,555	11,111,030
China National Building Material Co., Ltd., H Shares	1,436,000	1,652,924
China Oriental Group Co., Ltd.	2,246,000	508,388
China Overseas Land & Investment Ltd.	820,000	2,059,668
China Pacific Insurance Group Co., Ltd., A Shares	46,300	221,252
China Pacific Insurance Group Co., Ltd., H Shares	332,800	1,041,485
China Petroleum & Chemical Corp., A Shares	1,621,400	945,759
China Petroleum & Chemical Corp., H Shares	22,614,400	8,830,266
China Railway Construction Corp., Ltd., A Shares	283,800	353,950
China Railway Construction Corp., Ltd., H Shares	926,500	627,617
China Railway Group Ltd., H Shares	1,611,000	741,564
China Resources Land Ltd.	439,000	1,795,363
China Resources Power Holdings Co., Ltd.	1,150,000	1,196,943
China Shenhua Energy Co., Ltd., A Shares	136,900	341,040

41
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
China Shenhua Energy Co., Ltd., H Shares	1,296,000	2,245,502
China State Construction Engineering Corp., Ltd., A Shares	865,300	661,852
China Telecom Corp., Ltd., H Shares	8,454,000	2,653,789
China Tower Corp., Ltd., H Shares	3,874,000	606,260
China Unicom (Hong Kong) Ltd.	3,725,056	2,296,085
China United Network Communications Ltd., A Shares	647,800	462,517
China Vanke Co., Ltd., A Shares	93,800	387,023
China Vanke Co., Ltd., H Shares	249,600	774,749
CITIC Ltd.	2,190,000	1,565,715
CNOOC Ltd.	5,088,075	4,655,363
Country Garden Holdings Co., Ltd.	1,178,114	1,455,985
CRRC Corp., Ltd., A Shares	306,400	247,088
CRRC Corp., Ltd., H Shares	1,020,000	395,639
Dongfeng Motor Group Co., Ltd., H Shares	1,193,000	840,380
ENN Energy Holdings Ltd.	68,100	861,880
Fosun International Ltd.	616,500	744,444
GCL-Poly Energy Holdings Ltd. *	19,706,000	904,941
Geely Automobile Holdings Ltd.	580,000	1,191,816
Great Wall Motor Co., Ltd., A Shares	37,900	134,706
Great Wall Motor Co., Ltd., H Shares	827,800	1,340,266
Guangzhou R&F Properties Co., Ltd., H Shares	566,800	720,788
Haier Electronics Group Co., Ltd.	256,000	975,930
Hengan International Group Co., Ltd.	100,000	697,555
Huaneng Power International, Inc., A Shares	204,200	149,120
Huaneng Power International, Inc., H Shares	2,352,000	878,632
Industrial & Commercial Bank of China Ltd., A Shares	1,062,000	780,898
Industrial & Commercial Bank of China Ltd., H Shares	19,248,172	10,930,345
Industrial Bank Co., Ltd., A Shares	294,000	782,586
JD.com, Inc. ADR *	30,953	2,523,289
Jiangxi Copper Co., Ltd., A Shares	79,600	176,601
Jiangxi Copper Co., Ltd., H Shares	907,000	1,083,128
Kingboard Holdings Ltd.	349,000	1,182,080
Kunlun Energy Co., Ltd.	1,086,000	703,080
Legend Holdings Corp., H Shares	435,200	585,553
Longfor Group Holdings Ltd.	176,000	964,323
NetEase, Inc. ADR	18,295	1,587,823
PetroChina Co., Ltd., H Shares	12,722,000	3,572,812
PICC Property & Casualty Co., Ltd., H Shares	1,940,000	1,316,704
Ping An Insurance Group Co. of China Ltd., A Shares	51,100	595,014
Ping An Insurance Group Co. of China Ltd., H Shares	445,000	4,601,155
Postal Savings Bank of China Co., Ltd., H Shares	1,228,000	602,657
SAIC Motor Corp., Ltd., A Shares	215,700	747,155
Shanghai Pudong Development Bank Co., Ltd., A Shares	460,000	636,692
Shimao Group Holdings Ltd.	254,500	901,519
Sinopec Shanghai Petrochemical Co., Ltd., A Shares	179,200	88,658
Sinopec Shanghai Petrochemical Co., Ltd., H Shares	2,500,000	462,027
Sinopharm Group Co., Ltd., H Shares	434,000	997,090
Sunac China Holdings Ltd.	154,000	570,747
Tencent Holdings Ltd.	120,900	9,237,438
Vipshop Holdings Ltd. ADR *	44,382	949,775
Security	Number of Shares	Value ($)
Weichai Power Co., Ltd., A Shares	44,300	100,309
Weichai Power Co., Ltd., H Shares	281,000	532,855
		167,846,624

Colombia 0.2%
Bancolombia S.A.	70,996	449,417
Ecopetrol S.A.	1,427,401	660,528
		1,109,945

Czech Republic 0.2%
CEZ A/S	50,460	955,034

Egypt 0.1%
Commercial International Bank Egypt S.A.E. GDR	144,673	558,059

Greece 0.4%
Alpha Bank AE *	1,175,253	598,059
Hellenic Telecommunications Organization S.A.	50,993	676,254
Motor Oil Hellas Corinth Refineries S.A.	37,133	347,185
Piraeus Bank S.A. *	415,599	319,696
		1,941,194

Hungary 0.4%
MOL Hungarian Oil & Gas plc *	249,484	1,211,475
OTP Bank Nyrt *	28,042	874,758
		2,086,233

India 8.3%
Axis Bank Ltd. *	202,808	1,344,338
Bharat Petroleum Corp., Ltd.	366,617	1,752,618
Bharti Airtel Ltd.	153,280	896,233
Coal India Ltd.	524,506	807,378
Grasim Industries Ltd.	73,633	773,052
HCL Technologies Ltd.	142,515	1,621,479
Hero MotoCorp Ltd.	22,327	842,344
Hindalco Industries Ltd.	464,363	1,071,459
Hindustan Petroleum Corp., Ltd.	469,388	1,188,971
Housing Development Finance Corp., Ltd.	81,685	2,119,173
Indian Oil Corp., Ltd.	1,708,584	1,833,695
Infosys Ltd.	439,668	6,299,186
ITC Ltd.	334,556	747,642
JSW Steel Ltd.	299,183	1,249,474
Larsen & Toubro Ltd.	46,386	581,177
Mahindra & Mahindra Ltd.	109,207	874,268
Maruti Suzuki India Ltd.	13,842	1,300,093
NTPC Ltd.	633,863	748,977
Oil & Natural Gas Corp., Ltd.	2,159,019	1,890,249
Rajesh Exports Ltd. *	116,677	726,935
Reliance Industries Ltd.	247,245	6,854,809
State Bank of India *	436,059	1,110,994
Sun Pharmaceutical Industries Ltd.	117,970	740,881
Tata Consultancy Services Ltd.	81,113	2,923,349
Tata Motors Ltd. *	1,090,615	1,939,478
Tata Motors Ltd., Class A *	440,721	329,587
Tata Steel Ltd.	153,821	854,451

42
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Vedanta Ltd.	1,078,371	1,394,908
Wipro Ltd.	234,357	1,074,759
		45,891,957

Indonesia 1.2%
PT Astra International Tbk	4,939,200	1,803,662
PT Bank Central Asia Tbk	407,300	801,426
PT Bank Mandiri (Persero) Tbk	2,711,200	1,056,096
PT Bank Rakyat Indonesia (Persero) Tbk	6,010,300	1,360,563
PT Telekomunikasi Indonesia (Persero) Tbk	9,700,800	1,717,622
		6,739,369

Kuwait 0.6%
Kuwait Finance House KSCP	340,870	733,810
Mobile Telecommunications Co. KSC	531,817	1,014,468
National Bank of Kuwait SAKP	555,929	1,536,073
		3,284,351

Malaysia 1.6%
Axiata Group Berhad	1,160,613	818,412
CIMB Group Holdings Berhad	1,466,276	1,040,659
Genting Berhad	895,800	638,580
Malayan Banking Berhad	1,049,861	1,767,575
Petronas Chemicals Group Berhad	536,500	755,940
Public Bank Berhad	384,465	1,394,926
Tenaga Nasional Berhad	1,002,900	2,302,050
		8,718,142

Mexico 4.0%
Alfa S.A.B. de C.V., Class A	2,206,300	1,473,883
America Movil S.A.B. de C.V., Series L	8,485,619	5,164,620
Cemex S.A.B. de C.V., Series CPO	8,672,656	3,581,664
Fomento Economico Mexicano S.A.B. de C.V.	404,015	2,165,451
Grupo Bimbo S.A.B. de C.V., Series A	572,100	1,105,550
Grupo Financiero Banorte S.A.B. de C.V., Class O *	548,100	2,441,857
Grupo Mexico S.A.B. de C.V., Series B	779,436	2,213,942
Grupo Televisa S.A.B., Series CPO *	636,217	804,738
Orbia Advance Corp. SAB de CV	482,700	853,597
Wal-Mart de Mexico S.A.B. de C.V.	903,937	2,184,041
		21,989,343

Philippines 0.3%
PLDT, Inc. (b)	40,040	1,092,104
SM Investments Corp. (b)	36,990	725,414
		1,817,518

Qatar 0.5%
Ooredoo QPSC	436,537	792,228
Qatar National Bank QPSC	394,992	1,917,739
		2,709,967

Russia 8.3%
Alrosa PJSC	886,360	797,778
Gazprom PJSC - USD	5,915,930	11,542,370
Gazprom PJSC	282,200	549,832
Inter RAO UES PJSC	15,955,001	1,023,293
Lukoil PJSC	206,866	10,532,899
Security	Number of Shares	Value ($)
Magnit PJSC	43,263	2,570,389
MMC Norilsk Nickel PJSC	6,863	1,629,454
Mobile TeleSystems PJSC	344,842	1,349,960
NovaTek PJSC	101,150	1,215,933
Novolipetsk Steel PJSC	336,800	789,793
Rosneft Oil Co. PJSC	578,190	2,555,298
ROSSETI PJSC	29,062,000	533,213
Sberbank of Russia PJSC	1,859,090	4,704,371
Severstal PAO	71,490	977,632
Sistema PJSC FC	3,247,500	1,032,536
Surgutneftegas PJSC	2,278,905	945,196
Tatneft PJSC	367,260	1,897,698
VTB Bank PJSC	1,905,160,000	784,926
		45,432,571

Saudi Arabia 2.1%
Al Rajhi Bank	87,967	1,543,404
National Commercial Bank	102,585	1,065,104
Riyad Bank	119,688	573,713
Samba Financial Group	83,749	615,241
Saudi Arabian Oil Co.	58,974	529,091
Saudi Basic Industries Corp.	179,181	4,297,631
Saudi Electricity Co.	158,889	801,566
Saudi Telecom Co.	70,814	1,881,245
Yanbu National Petrochemical Co.	34,890	534,165
		11,841,160

South Africa 5.0%
Absa Group Ltd.	344,340	1,850,995
AngloGold Ashanti Ltd.	44,804	1,032,528
Aspen Pharmacare Holdings Ltd. *	90,636	590,224
Barloworld Ltd.	198,484	697,364
Bid Corp., Ltd.	79,546	1,095,176
FirstRand Ltd.	669,696	1,554,583
Gold Fields Ltd.	148,900	1,610,380
MTN Group Ltd.	1,218,243	4,349,749
Naspers Ltd., N Shares	5,682	1,109,282
Nedbank Group Ltd.	180,064	1,065,187
Old Mutual Ltd	1,095,238	635,329
Remgro Ltd.	89,338	476,571
Sanlam Ltd.	263,892	769,749
Sappi Ltd. *	569,007	810,482
Sasol Ltd. *	570,371	2,978,605
Shoprite Holdings Ltd.	216,903	1,718,164
Standard Bank Group Ltd.	393,612	2,573,786
The Bidvest Group Ltd.	81,855	673,092
Vodacom Group Ltd.	145,660	1,097,690
Woolworths Holdings Ltd.	405,962	871,949
		27,560,885

Taiwan 20.5%
Acer, Inc.	1,375,496	1,149,535
ASE Technology Holding Co., Ltd.	937,000	2,103,157
Asustek Computer, Inc.	356,041	3,024,963
AU Optronics Corp. *	9,017,800	3,642,137
Catcher Technology Co., Ltd.	177,000	1,118,908
Cathay Financial Holding Co., Ltd.	1,164,599	1,564,911
Cheng Shin Rubber Industry Co., Ltd.	590,000	745,240
China Steel Corp.	3,239,198	2,301,003
Chunghwa Telecom Co., Ltd.	607,906	2,280,675
Compal Electronics, Inc.	3,624,305	2,361,229
CTBC Financial Holding Co., Ltd.	2,350,201	1,484,175
Delta Electronics, Inc.	329,590	2,192,900
Far Eastern New Century Corp.	1,256,817	1,134,667

43
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security	Number of Shares	Value ($)
Far EasTone Telecommunications Co., Ltd.	310,622	651,900
First Financial Holding Co., Ltd.	1,041,606	730,863
Formosa Chemicals & Fibre Corp.	853,442	2,055,514
Formosa Petrochemical Corp.	367,330	1,011,234
Formosa Plastics Corp.	707,732	1,959,122
Foxconn Technology Co., Ltd.	404,317	709,084
Fubon Financial Holding Co., Ltd.	1,586,674	2,260,304
Hon Hai Precision Industry Co., Ltd.	6,071,572	16,466,894
Innolux Corp. *	11,618,357	4,032,599
Inventec Corp.	1,553,639	1,229,675
Largan Precision Co., Ltd.	6,050	642,503
Lite-On Technology Corp.	664,167	1,081,873
MediaTek, Inc.	160,338	3,811,276
Mega Financial Holding Co., Ltd.	1,207,340	1,163,394
Nan Ya Plastics Corp.	1,153,622	2,369,699
Pegatron Corp.	1,372,264	2,957,267
Pou Chen Corp.	1,033,267	912,981
President Chain Store Corp.	74,000	667,913
Quanta Computer, Inc.	818,500	2,065,289
Synnex Technology International Corp.	669,850	995,525
Taiwan Cement Corp.	781,452	1,109,017
Taiwan Mobile Co., Ltd.	211,334	721,917
Taiwan Semiconductor Manufacturing Co., Ltd.	1,787,803	27,048,876
Uni-President Enterprises Corp.	825,678	1,769,892
United Microelectronics Corp.	3,521,965	3,785,234
Walsin Lihwa Corp.	1,828,000	1,135,914
Wistron Corp.	1,579,682	1,579,273
WPG Holdings Ltd.	912,880	1,239,910
Yageo Corp.	56,000	697,636
Yuanta Financial Holding Co., Ltd.	1,205,840	749,705
		112,715,783

Thailand 2.8%
Advanced Info Service PCL NVDR	150,575	832,889
Charoen Pokphand Foods PCL NVDR	844,700	683,760
CP ALL PCL NVDR	429,800	739,902
Kasikornbank PCL NVDR	292,500	714,285
Krung Thai Bank PCL NVDR	2,099,900	582,073
PTT Exploration & Production PCL NVDR	329,800	833,332
PTT Global Chemical PCL NVDR	1,036,300	1,327,907
PTT PCL NVDR	5,067,670	5,036,237
Thai Oil PCL NVDR	608,400	668,200
The Siam Cement PCL NVDR	221,700	2,402,271
The Siam Commercial Bank PCL NVDR	651,200	1,355,883
		15,176,739

Turkey 1.3%
Akbank T.A.S. *	1,233,225	699,623
BIM Birlesik Magazalar A/S	85,140	673,157
Eregli Demir ve Celik Fabrikalari TAS	679,931	777,535
Haci Omer Sabanci Holding A/S	585,650	576,218
KOC Holding A/S	445,957	754,884
Tupras-Turkiye Petrol Rafinerileri A/S *	77,569	693,592
Turk Hava Yollari AO *	390,549	420,220
Turkcell Iletisim Hizmetleri A/S	527,490	913,398
Turkiye Garanti Bankasi A/S *	958,333	756,615
Turkiye Halk Bankasi A/S *	899,721	504,982
Turkiye Is Bankasi A/S, Class C *	845,420	516,698
		7,286,922

Security	Number of Shares	Value ($)
United Arab Emirates 0.7%
Abu Dhabi Commercial Bank PJSC	416,408	662,579
Emaar Properties PJSC *	1,185,541	849,568
Emirates Telecommunications Group Co. PJSC	299,905	1,374,041
First Abu Dhabi Bank PJSC	321,378	990,293
		3,876,481
Total Common Stock
(Cost $526,484,143)		521,888,631

Preferred Stock 4.7% of net assets

Brazil 3.5%
Banco Bradesco S.A.	1,181,833	4,152,311
Centrais Eletricas Brasileiras S.A., Class B	38,720	209,122
Companhia Energetica de Minas Gerais	442,229	789,976
Gerdau S.A.	443,006	1,683,870
Itau Unibanco Holding S.A.	1,493,479	6,111,397
Metalurgica Gerdau S.A.	505,077	862,635
Petroleo Brasileiro S.A.	1,294,254	4,272,113
Telefonica Brasil S.A.	154,472	1,145,224
		19,226,648

Colombia 0.1%
Bancolombia S.A.	126,953	803,635

Russia 1.1%
Surgutneftegas PJSC	2,679,500	1,222,819
Tatneft PJSC	33,700	169,124
Transneft PJSC	2,870	4,772,270
		6,164,213
Total Preferred Stock
(Cost $30,267,023)		26,194,496

Other Investment Company 0.1% of net assets

United States 0.1%
Securities Lending Collateral 0.1%
Wells Fargo Government Money Market Fund, Select Class 0.04% (c)	420,000	420,000
Total Other Investment Company
(Cost $420,000)		420,000
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.0% of net assets

Time Deposits 0.0%
Brown Brothers Harriman
Euro
(0.70%), 11/02/20 (d)(e)	2,460	2,865
Hong Kong Dollar
0.04%, 11/02/20 (d)	446,600	57,607
South African Rand
3.15%, 11/02/20 (d)	104,100	6,397

44
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Sumitomo Mitsui Trust Bank, Limited
U.S. Dollar
0.01%, 11/02/20 (d)	25,068	25,068
Total Short-Term Investments
(Cost $91,937)		91,937

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI Emerging Markets Index, expires 12/18/20	28	1,542,660	(32,981)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $398,843.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.
(e)	Rate is negative due to the current daily overnight rate at the central bank of the denominated currency and therefore is non-income producing.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt
45
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Schwab Investments and Schwab Capital Trust and Shareholders of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, Schwab Fundamental Emerging Markets Large Company Index Fund, Schwab 1000 Index Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund and Schwab International Index Fund:

Opinion on the Financial Statements, Financial Highlights, and Portfolio Holdings

We have audited the accompanying statements of assets and liabilities of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, Schwab Fundamental Emerging Markets Large Company Index Fund, Schwab 1000 Index Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund and Schwab International Index Fund (the “Funds”), including the condensed portfolio holdings, as of October 31, 2020, the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended, and the related notes (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio holdings as of October 31, 2020 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolio holdings present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year ended October 31, 2019 and the financial highlights for each of the four years in the period ended October 31, 2019; except for Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, and Schwab U.S. Mid-Cap Index Fund, the financial highlights for the year ended October 31, 2019 and for the period from December 20, 2017 to October 31, 2018, were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such statements of changes in net assets and financial highlights.

Basis for Opinion

These financial statements, financial highlights, and portfolio holdings are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements, financial highlights, and portfolio holdings based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio holdings are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolio holdings, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolio holdings. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements, financial highlights, and portfolio holdings. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Denver, Colorado

December 16, 2020

We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jonathan de St. Paer and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a) (1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	December 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	December 16, 2020

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	December 16, 2020